As filed with the Securities and Exchange Commission on August 9, 2002

                                                     REGISTRATION NO. 033-23251
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                         POST-EFFECTIVE AMENDMENT NO. 23

                                       TO
                                    FORM S-6

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
          (FORMERLY PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT)
                              (EXACT NAME OF TRUST)

                         PHOENIX LIFE INSURANCE COMPANY
              (FORMERLY PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY)
                               (NAME OF DEPOSITOR)

                          -----------------------------

                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                             TRACY L. RICH, ESQUIRE
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)


                                   COPIES TO:

                             RICHARD J. WIRTH, ESQ.
                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

                          -----------------------------
        It is proposed that this filing will become effective:

        |X| immediately upon filing pursuant to paragraph (b) of Rule 485; |_| on May 1, 2002, pursuant to paragraph (b) of Rule 485;

        |_| 60 days after filing pursuant to paragraph (a)(1); of Rule 485 or |_| on pursuant to paragraph (a)(1) of Rule 485.
        |_| this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                                                     [VERSION A]

                                    FLEX EDGE
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY



PROSPECTUS                                                        AUGUST 9, 2002



    This prospectus describes a flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:

THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Aberdeen New Asia Series
   [diamond] Phoenix-AIM Mid-Cap Equity Series
   [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
   [diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series (1) [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Flexible Income Series
   [diamond] Phoenix-Janus Growth Series

   [diamond] Phoenix-Kayne Large-Cap Core Series
   [diamond] Phoenix-Kayne Small-Cap Quality Value Series
   [diamond] Phoenix-Lazard International Equity Select Series
   [diamond] Phoenix-Lazard Small-Cap Value Series
   [diamond] Phoenix-Lazard U.S. Multi-Cap Series
   [diamond] Phoenix-Lord Abbett Bond-Debenture Series
   [diamond] Phoenix-Lord Abbett Large-Cap Value Series
   [diamond] Phoenix-Lord Abbett Mid-Cap Value Series

   [diamond] Phoenix-MFS Investors Growth Stock Series [diamond] Phoenix-MFS Investors Trust Series
   [diamond] Phoenix-MFS Value Series
   [diamond] Phoenix-Oakhurst Growth and Income Series [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Phoenix-Seneca Strategic Theme Series

   [diamond] Phoenix-State Street Research Small-Cap Growth Series

   [diamond] Phoenix-Van Kampen Focus Equity Series

AIM VARIABLE INSURANCE FUNDS
----------------------------
   [diamond] AIM V.I. Capital Appreciation Fund
   [diamond] AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND
-----------------------
   [diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond] Federated Fund for U.S. Government Securities II
   [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond] VIP Contrafund(R) Portfolio
   [diamond] VIP Growth Opportunities Portfolio
   [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond] Mutual Shares Securities Fund

   [diamond] Templeton Developing Markets Securities Fund (1)

   [diamond] Templeton Foreign Securities Fund
   [diamond] Templeton Global Asset Allocation (1)
   [diamond] Templeton Growth Securities Fund

SCUDDER VIT FUNDS
-----------------
   [diamond] Scudder VIT EAFE(R) Equity Index Fund
   [diamond] Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty
   [diamond] Wanger U.S. Smaller Companies

(1) Not available for new investors


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:                 [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                             PO Box 8027
                                                                             Boston, MA 02266-8027
                                                                 [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                             TEL. 800/541-0171

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

Heading                                                 Page
-------------------------------------------------------------

SUMMARY ...............................................    4
PHOENIX AND THE ACCOUNT................................    5
   Phoenix ............................................    5
   The Account ........................................    5
   The Guaranteed Interest Account ....................    6
THE POLICY ............................................    6
   Introduction .......................................    6
   Eligible Purchasers ................................    6
   Flexible Premiums ..................................    6
   Allocation of Issue Premium ........................    7
   Free Look Period ...................................    7
   Temporary Insurance Coverage .......................    7
   Transfer of Policy Value ...........................    7
     Systematic Transfer Program.......................    7
     Nonsystematic Transfers ..........................    8
   Determination of Subaccount Values .................    9
   Death Benefit ......................................    9
   Surrenders .........................................   10
   Policy Loans .......................................   10
   Lapse ..............................................   11
   Payment of Premiums During Period of Disability ....   11
   Additional Insurance Options .......................   11
   Additional Rider Benefits ..........................   12
INVESTMENTS OF THE ACCOUNT ............................   13
   Participating Investment Funds......................   13
   Investment Advisors.................................   15
   Services of the Advisors ...........................   16
   Reinvestment and Redemption ........................   16
   Substitution of Investments ........................   16

CHARGES AND DEDUCTIONS ................................   17
   General.............................................   17
   Charges Deducted Once ..............................   17

     State Premium Tax Charge .........................   17
     Federal Tax Charge................................   17
   Periodic Charges....................................   17
   Conditional Charges.................................   18
   Investment Management Charge........................   19
   Other Taxes ........................................   19

GENERAL PROVISIONS ....................................   19
   Postponement of Payments ...........................   19
   Payment by Check ...................................   19
   The Contract .......................................   19
   Suicide ............................................   19
   Incontestability ...................................   19
   Change of Owner or Beneficiary .....................   19
   Assignment .........................................   19
   Misstatement of Age or Sex .........................   20
   Surplus.............................................   20
PAYMENT OF PROCEEDS ...................................   20
   Surrender and Death Benefit Proceeds ...............   20
   Payment Options ....................................   20

FEDERAL INCOME TAX CONSIDERATIONS .....................   21
   Introduction .......................................   21
   Phoenix's Income Tax Status ........................   21
   Policy Benefits ....................................   21
   Business-Owned Policies.............................   22
   Modified Endowment Contracts .......................   22
   Limitations on Unreasonable Mortality

     and Expense Charges ..............................   23
   Qualified Plans ....................................   23
   Diversification Standards ..........................   23
   Change of Ownership or Insured or Assignment .......   24
   Other Taxes ........................................   24
VOTING RIGHTS .........................................   24
THE DIRECTORS AND EXECUTIVE OFFICERS OF PHOENIX .......   24
SAFEKEEPING OF THE ACCOUNT'S ASSETS ...................   26
SALES OF POLICIES .....................................   26
STATE REGULATION ......................................   26
REPORTS ...............................................   27
LEGAL PROCEEDINGS .....................................   27
LEGAL MATTERS .........................................   27
REGISTRATION STATEMENT ................................   27
FINANCIAL STATEMENTS ..................................   27
PHOENIX LIFE VARIABLE UNIVERSAL LIFE

   ACCOUNT FINANCIAL STATEMENTS
   DECEMBER 31, 2001................................... SA-1
PHOENIX LIFE INSURANCE COMPANY

   FINANCIAL STATEMENTS, DECEMBER 31, 2001.............  F-1

PHOENIX LIFE INSURANCE COMPANY UNAUDITED
   FINANCIAL STATEMENTS, MARCH 31, 2002................ F-46

GLOSSARY OF SPECIAL TERMS..............................  G-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire prospectus before making any decision.


INVESTMENT FEATURES

FLEXIBLE PREMIUMS
    The only premiums you have to pay are the issue premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the subaccounts of the Account and/or the Guaranteed Interest Account as you will have instructed us.

    You may make transfers into the Guaranteed Interest Account and among the subaccounts at any time. Transfers from the Guaranteed Interest Account are subject to the rules discussed in "The Guaranteed Interest Account."

    The policy value varies with the investment performance of the funds and is not guaranteed.

    The policy value allocated to the Guaranteed Interest Account will depend on deductions taken from the Guaranteed Interest Account to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond] Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions. See "Policy Loans."

[diamond] You may partially surrender any part of the policy anytime. A partial surrender fee of 2% of the partial surrender amount will apply up to a maximum of $25. A separate surrender charge also may be imposed. See "Surrenders."

[diamond] You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed. See "Surrenders."


INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond] Both a fixed and variable benefit are available under the policy.
          o The fixed benefit is equal to the policy's face amount (Option 1)
          o The variable benefit equals the face amount plus the policy value (Option 2)

[diamond] After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $250,000.

[diamond] The death benefit is payable when the insured dies. See "Death
          Benefit."

DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The guaranteed death benefit is equal to the initial face amount or the face amount as later changed by increases or decreases regardless of investment performance. The death benefit guarantee may not be available in some states.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:

[diamond] Disability Waiver of Specified Premium

[diamond] Accidental Death Benefit

[diamond] Death Benefit Protection

[diamond] Face Amount of Insurance Increase

[diamond] Whole Life Exchange Option

[diamond] Purchase Protection Plan

[diamond] Living Benefits Option

    Availability of these riders depends upon state approval and may involve an extra cost.


CHARGES AND DEDUCTIONS

FROM PREMIUM PAYMENTS
[diamond] Taxes

          o   State Premium Tax Charge--2.25% of premiums paid
          o   Federal Tax Charge--Currently not applicable

          See "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE
[diamond] Issue Expense Charge--$150. Deducted in the first policy year only and payable in 12 monthly installments.

[diamond] Administrative Charge--The Administrative Charge is currently set at
          $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond] Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the insureds.

[diamond] Surrender Charge--Deducted if the policy is surrendered within the first 10 policy years. See "Surrender Charge."

[diamond] Partial Surrender Fee--Deducted to recover costs of processing request. The fee is equal to 2% of withdrawal, but not more than $25.

[diamond] Partial Surrender Charge--Deducted for partial surrenders and decrease in face amount.

FROM THE ACCOUNT
    Mortality and Expense Risk Charge--.80% annually

FROM THE FUND
    The assets of the Account are used to purchase, at net asset value, shares of your selected underlying funds. The net asset value reflects investment management fees and other direct expenses of the fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond] within 10 days after you receive the policy, or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond] within 45 days of completing the application;

whichever is latest.

    See "Free Look Period."

RISK OF LAPSE
    The policy will remain in force as long as the cash surrender value is enough to pay the necessary monthly charges incurred under the policy. When the cash surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity (a "grace period") to keep the policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the Account and the Guaranteed Interest Account are not subject to income tax until there is a distribution from the policy. Loans, partial surrenders or policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The policy is subject to laws and regulations in every state where the policy is sold. Therefore, the terms of the policy may vary from state to state.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE ACCOUNT
    The Account is a separate account of Phoenix established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and it meets the definition of a "separate account" under the 1940 Act. Such registration does not involve supervision of the management of the Account or Phoenix by the SEC.

    The Account is divided into subaccounts each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specified series of a mutual fund. In the future, we may establish additional subaccounts which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the Account--Participating Investment Funds."

    We do not guarantee the investment performance of the Account or any of its subaccounts. Contributions to the overall policy value allocated to the Account depend on the chosen fund's investment performance. Thus, you bear the full investment risk for all monies invested in the Account.

    The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct do not affect the Account. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.

THE GUARANTEED INTEREST ACCOUNT
    In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account ("GIA"). Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond] Year One:       25% of the total value

[diamond] Year Two:       33% of remaining value

[diamond] Year Three:     50% of remaining value

[diamond] Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION
    The policy is a flexible premium variable universal life insurance policy. The policy has a death benefit, cash surrender value and loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several subaccounts of the Account and/or the Guaranteed Interest Account. Each subaccount in turn, invests its assets exclusively in a portfolio of a fund. The policy value varies according to the investment performance of the series to which premiums have been allocated.

ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You may purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents.

FLEXIBLE PREMIUMS
    The issue premium required depends on a number of factors, such as:

[diamond] age;

[diamond] sex;

[diamond] rate class of proposed insured;

[diamond] desired face amount;

[diamond] supplemental benefit; and

[diamond] planned premiums

    The minimum issue premium for a policy is generally 1/6 of the planned annual premium. The issue premium is due on the policy date. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by the applicable premium tax charge. The issue premium also will be reduced by the $150 issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

    Premium payments received during a grace period, after deduction of state premium tax charges and any sales charge, will be first used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Account and/or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

    The number of units credited to a subaccount of the Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

    You also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the policy under certain conditions during a period of total disability of the insured. Under its terms, the specified premium will be waived upon our receipt of proof that the insured is totally disabled and that the disability occurred while the rider was in force.

    The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, you will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value then will be adjusted to reflect the refund. To pay such refund, amounts will be taken from each subaccount or the Guaranteed Interest Account in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more from your personal checking account each month to be allocated among the available subaccounts or the Guaranteed Interest Account. Your monthly payment will be invested according to your most recent instructions on file at VULA.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM
    We will generally allocate the issue premium less applicable charges to the Account and/or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with your allocation instructions. However, policies issued in certain states, and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the Free Look Period) to the Phoenix-Goodwin Money Market subaccount. At the expiration of the Free Look Period, we will allocate the policy value of the Phoenix-Goodwin Money Market subaccount among the subaccounts of the Account and/or to the Guaranteed Interest Account in accordance with your allocation instructions.

FREE LOOK PERIOD
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond] by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond] within 45 days after completing the application, whichever occurs latest (the "Free Look Period").

    We treat a returned policy as if we never issued it and, except for policies issued without a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy: (1) the current policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the policy. For policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TEMPORARY INSURANCE COVERAGE
    On the date the application for a policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the policy and in the receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer funds automatically among the subaccounts or the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for

Dollar Cost Averaging. Under this program, the minimum transfer amounts are:

[diamond] $25 monthly,
[diamond] $75 quarterly,
[diamond] $150 semiannually, or
[diamond] $300 annually.

    You must have an initial value of at least $1,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("sending subaccount"). If the value in that subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Value may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts"). Under the program, policyowners may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one systematic transfer program can be active at any time. After the completion of the program, you can call VULA at 800/541-0171 to begin a new systematic transfer program.

    All transfers under the systematic transfer program will be made on the basis of the Guaranteed Interest Account and subaccount values on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year.

    We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond] the entire balance in the subaccount or the Guaranteed Interest
          Account is being transferred; or

[diamond] the transfer is part of the systematic transfer program.

    We also reserve the right to prohibit a transfer to any subaccount if the resulting value of your investment in that subaccount would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount would, immediately after the transfer, be less than $500.

    You may make only one transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless (1) the transfer(s) are made as part of a systematic transfer program, or (2) we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer.

    A nonsystematic transfer from the unloaned portion of the Guaranteed Interest Account will be processed on the day such request is received by VPMO.

    Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts you may invest in to a total of 18 at any one time or over the life of the policy. We may limit you to less than 18 if we are required to do so by law.

    Because excessive exchanges between subaccounts can adversely affect fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each subaccount on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the prior valuation date by the Net Investment Factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

    The Net Investment Factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is determined by the formula:

    (A) + (B)
    ---------   - (D) where:
       (C)

(A)= The value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B)= The amount of any dividend (or, if applicable, any capital gain distribution) received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

(C)= The value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D)= The sum of the following daily charges multiplied by the number of days in the current valuation period:

      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.


DEATH BENEFIT

GENERAL
    The death benefit under Option 1 equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

    Under Option 2, the death benefit equals the policy's face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
    A guaranteed death benefit rider is available. Under this policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a specified number of years, regardless of the investment performance of the policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

LIVING BENEFITS OPTION
    In the event of a terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the policy after any such accelerated benefit payment is $10,000.

REQUESTS FOR INCREASE IN FACE AMOUNT
    The charge for the increase is $3.00 per $1,000 of face amount increase requested subject to a maximum of $150.

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT
ON DEATH BENEFIT
    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Income Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).


SURRENDERS

GENERAL
    At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

    We generally will pay the amount surrendered within 7 days of our receipt of the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
    If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment of Proceeds--Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

    Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond] The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond] The partial surrender fee--this fee is 2% of the partial surrender amount paid up to a maximum of $25. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond] A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount and/or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

POLICY LOANS
    Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

    The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts and/or the unloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the unloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 6%, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the unloaned portion of the Guaranteed Interest Account.

    Loans may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. The balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The unloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    We will apply any payment we receive for the policy directly to reduce outstanding loans, unless you specify it as a premium payment. Until the loan is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

    The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

    In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

    Policy Years 1-10 (or insured's age 65 if earlier): 8%
    Policy Years 11 and thereafter:                     7%

    At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the unloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

    A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or unloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the unloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the unloaned portion of the Guaranteed Interest Account earn more than 6% per annum, which is the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than 6% per annum, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

    If on any monthly calculation day during the first five policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. During the first five policy years or until the cash surrender value becomes positive for the first time, the policy will not lapse as long as all premiums planned at issue have been paid.

    During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days have passed from when we mailed a written notice to you. If we receive a premium payment for the additional amount during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts and/or to the Guaranteed Interest Account according to the then current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts and/or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY
    You may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the policy under certain conditions during a period of total disability of the insured. Under its terms, the specified premium will be waived upon our receipt of proof that the insured is totally disabled and that the disability occurred while the rider was in force. The terms of this rider may vary by state.

ADDITIONAL INSURANCE OPTIONS
    While the policy is in force and the insured is insurable, the policyowner will have the option to purchase additional insurance on the same insured with the same guaranteed rates as the policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the insured's new attained age and any change in risk classification. However, if elected on the application, the policyowner may, at predetermined future dates, purchase additional insurance protection on the same insured without evidence of insurability. See "Additional Rider Benefits--Purchase Protection Plan Rider."

    In addition, once each policy year you may request an increase in face amount. This request should be made within 90 days prior to the policy anniversary and is subject to an issue expense charge of $3 per $1,000 of increase in face amount, up to a maximum of $150, and to our receipt of adequate insurability evidence. A Free Look Period as described in "The Policy" section of this prospectus applies to each increase in face amount.

ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a policy, and you may cancel these benefits at any time. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

[diamond] DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least 6 months. Premiums will be waived to the policy anniversary nearest the insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire 5 years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the insured is totally disabled and that the disability occurred while the rider was in force. The terms may vary by state.

[diamond] ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the insured's 75th birthday if:
          o  the insured dies from bodily injury that results from an accident;
             and
          o  the insured dies no later than 90 days after injury.

[diamond] DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be 20. Three death benefit guarantee periods are available in all states except New York. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The three available guarantee periods are:

             1 death benefit guaranteed until the later of the policy anniversary nearest the insured's 70th birthday or policy year 7;

             2 death benefit guaranteed until the later of the policy anniversary nearest the insured's 80th birthday or policy year 10;

             3 death benefit guaranteed until the later of the policy anniversary nearest the insured's 95th birthday.

          Death benefit guarantee periods 1 or 2 may be extended provided that the Policy's cash surrender value is sufficient and you pay the new minimum required premium.

[diamond] FACE AMOUNT OF INSURANCE INCREASE RIDER. Under the terms of this rider, any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and Phoenix requires additional evidence of insurability. The effective date of the increase will generally be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured's age 75. The charge for the increase is $3 per thousand of face amount increase requested subject to a maximum of $150. No additional monthly administration charge will be assessed for face amount increases. Phoenix will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not the policyowner pays an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Free Look Period (see "The Policy--Free Look Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the policy resulting from the increase, see "Material Change Rules." There is no charge for this rider.

[diamond] WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or Policy Year 15. There is no charge for this rider.

[diamond] PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond] LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS

     The following subaccounts invest in corresponding series of a fund.

THE PHOENIX EDGE SERIES FUND
     PHOENIX-ABERDEEN INTERNATIONAL SERIES: The series seeks a high total return consistent with reasonable risk.

     PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

     PHOENIX-AIM MID CAP EQUITY SERIES: The series seeks long-term growth of capital.

     PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The series seeks long-term capital growth.

     PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.

     PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) (the "Index") before fund expenses.

     PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The series seeks capital appreciation and income with approximately equal emphasis.

     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The series seeks to achieve intermediate and long-term growth of capital appreciation with income as a secondary consideration.

     PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

     PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The series seeks to maximize total return. As of February 16, 2001, this series is closed to new investors. Existing investors may continue to allocate payments to this series or to any other series offered.

     PHOENIX-GOODWIN MONEY MARKET SERIES: The series seeks to provide maximum current income consistent with capital preservation and liquidity.

     PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.

     PHOENIX-HOLLISTER VALUE EQUITY SERIES: The series seeks long-term capital appreciation with current income as a secondary consideration.

     PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization within the market sectors found in the S&P 500.

     PHOENIX-JANUS FLEXIBLE INCOME SERIES: The series seeks to obtain maximum total return, consistent with preservation of capital.

     PHOENIX-JANUS GROWTH SERIES: The series seeks long-term growth of capital in a manner consistent with the preservation of capital.


     PHOENIX-KAYNE LARGE-CAP CORE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

     PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

     PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES: The series seeks long-term capital appreciation.

     PHOENIX-LAZARD SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

     PHOENIX-LAZARD U.S. MULTI-CAP SERIES: The series seeks long-term capital appreciation.

     PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES: The series seeks high current income and long-term capital appreciation to produce a high total return.

     PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES: The series seeks capital appreciation with income as a secondary consideration.

     PHOENIX-LORD ABBETT MID-CAP VALUE SERIES: The series seeks capital appreciation.


     PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

     PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

     PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.

     PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The series seeks dividend growth, current income and capital appreciation.

     PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The series seeks high total return over an extended period of time consistent with prudent investment risk.


     PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital growth through investment in equity securities of foreign and U.S. companies.

     PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The series seeks long-term capital appreciation with current income as the secondary consideration.

     PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued with current income as a secondary consideration.

     PHOENIX-SENECA MID-CAP GROWTH SERIES: The series seeks capital appreciation.


     PHOENIX-SENECA STRATEGIC THEME SERIES: The series seeks long-term capital appreciation.

     PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES: The series seeks long-term capital growth.


     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The series seeks capital appreciation by investing primarily in equity securities.

AIM VARIABLE INSURANCE FUNDS
     AIM V.I. CAPITAL APPRECIATION FUND: The fund seeks growth of capital.

     AIM V.I. PREMIER EQUITY FUND: The fund seeks to achieve long-term growth of capital with income as a secondary consideration.

THE ALGER AMERICAN FUND
     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The portfolio seeks long-term capital appreciation.

FEDERATED INSURANCE SERIES
     FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The fund seeks current income.

     FEDERATED HIGH INCOME BOND FUND II: The fund seeks high current income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
     VIP CONTRAFUND(R) PORTFOLIO: The portfolio seeks long-term capital appreciation.

     VIP GROWTH OPPORTUNITIES PORTFOLIO: The portfolio seeks to provide capital growth.

     VIP GROWTH PORTFOLIO: The portfolio seeks to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     MUTUAL SHARES SECURITIES FUND: The fund seeks capital appreciation with income as a secondary objective.

     TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The fund seeks long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

     TEMPLETON FOREIGN SECURITIES FUND: The fund seeks long-term capital growth.

     TEMPLETON GLOBAL ASSET ALLOCATION FUND: The fund seeks a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

     TEMPLETON GROWTH SECURITIES FUND: The fund seeks long-term capital growth.

SCUDDER VIT FUNDS
     SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index").

     SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     TECHNOLOGY PORTFOLIO: The portfolio seeks long-term capital appreciation.

WANGER ADVISORS TRUST
     WANGER FOREIGN FORTY: The fund seeks long-term capital growth.

     WANGER INTERNATIONAL SMALL CAP: The fund seeks long-term capital growth.

     WANGER TWENTY: The fund seeks long-term capital growth.

     WANGER U.S. SMALLER COMPANIES: The fund seeks long-term capital growth.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact VULA at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) an administrative or judicial decision, (4) changes in the investment management of any portfolio of the fund(s), (5) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners or (6) a Phoenix decision to disregard policy holders' or contract owners' voting instructions. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS

    The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------
Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
Phoenix-Hollister Value Equity Series

Phoenix-Kayne Large-Cap Core Series
Phoenix-Kayne Small-Cap Quality Value Series

Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------


------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------
Aberdeen Fund Managers, Inc.
o    Phoenix-Aberdeen International Series
Roger Engemann & Associates, Inc. ("Engemann")
o    Phoenix-Engemann Capital Growth Series
o    Phoenix-Engemann Small & Mid-Cap Growth Series

Kayne Anderson Rudnick Investment Management, LLC
o    Phoenix-Kayne Large-Cap Core Series
o    Phoenix-Kayne Small-Cap Quality Value Series

Seneca Capital Management, LLC ("Seneca")
o    Phoenix-Seneca Mid-Cap Growth Series
o    Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------


------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-Federated U.S. Government Bond Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series

Phoenix-Lazard International Equity Select Series
Phoenix-Lazard Small-Cap Value Series
Phoenix-Lazard U.S. Multi-Cap Series
Phoenix-Lord Abbett Bond-Debenture Series
Phoenix-Lord Abbett Large-Cap Value Series
Phoenix-Lord Abbett Mid-Cap Value Series

Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series

Phoenix-State Street Research Small-Cap Growth Series

Phoenix-Van Kampen Focus Equity Series
------------------------------------------------------------------


------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------
AIM Capital Management, Inc.
o    Phoenix-AIM Mid-Cap Equity Series
Alliance Capital Management, L.P.
o    Phoenix-Alliance/Bernstein Growth + Value Series
o    Phoenix-Sanford Bernstein Global Value Series
o    Phoenix-Sanford Bernstein Mid-Cap Value Series
o    Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o    Phoenix-Deutsche Dow 30 Series
o    Phoenix-Deutsche Nasdaq-100 Index(R) Series
Federated Investment Management Company
o    Phoenix-Federated U.S. Government Bond Series
J.P. Morgan Investment Management, Inc.
o    Phoenix-J.P. Morgan Research Enhanced Index Series

Janus Capital Management LLC
o    Phoenix-Janus Flexible Income Series
o    Phoenix-Janus Growth Series
Lazard Asset Management
o    Phoenix-Lazard International Equity Select Series
o    Phoenix-Lazard Small-Cap Value Series
o    Phoenix-Lazard U.S. Multi-Cap Series
Lord, Abbett & Co. LLC
o    Phoenix-Lord Abbett Bond-Debenture Series
o    Phoenix-Lord Abbett Large-Cap Value Series
o    Phoenix-Lord Abbett Mid-Cap Value Series

MFS Investment Management
o    Phoenix-MFS Investors Growth Stock Series
o    Phoenix-MFS Investors Trust Series
o    Phoenix-MFS Value Series
------------------------------------------------------------------

------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------

Morgan Stanley Investment Management Inc.
o    Phoenix-Van Kampen Focus Equity Series
State Street Research & Management Company
o   Phoenix-State Street Research Small-Cap Growth Series

------------------------------------------------------------------


------------------------------------------------------------------
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series
------------------------------------------------------------------


------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series
------------------------------------------------------------------


-----------------------------------------------------------------
PAIA SUBADVISORS
-----------------------------------------------------------------
PIC
Aberdeen Fund Managers, Inc.
o   Phoenix-Aberdeen New Asia Series
-----------------------------------------------------------------

    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    PVA is a wholly-owned subsidiary of PM Holdings, Inc.

------------------------------------------------------------------
OTHER ADVISORS
------------------------------------------------------------------

AIM Advisors, Inc.
o   AIM V.I. Capital Appreciation Fund
o   AIM V.I. Premier Equity Fund
Fred Alger Management, Inc.
o   Alger American Leveraged AllCap Portfolio
Deutsche Asset Management
o    Scudder VIT EAFE(R) Equity Index Fund
o    Scudder VIT Equity 500 Index Fund
Federated Investment Management Company
o    Federated Fund for U.S. Government Securities II
o    Federated High Income Bond Fund II
Fidelity Management and Research Company
o    VIP Contrafund(R) Portfolio
o    VIP Growth Opportunities Portfolio
o    VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o    Mutual Shares Securities Fund

Morgan Stanley Investment Management Inc.
o    Technology Portfolio

Templeton Asset Management, Ltd.
o    Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o    Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
o    Templeton Foreign Securities Fund
o    Templeton Global Asset Allocation Fund
Wanger Asset Management, L.P.
o    Wanger Foreign Forty
o    Wanger International Small Cap
o    Wanger Twenty
o    Wanger U.S. Smaller Companies
------------------------------------------------------------------

SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.

REINVESTMENT AND REDEMPTION
    All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional subaccounts within the Account, each of which will invest in shares of a designated portfolio of the fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the fund should be no longer available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL
    Charges are deducted in connection with the policy to compensate us for:

[diamond] our expenses in selling the policy;

[diamond] underwriting and issuing the policy;

[diamond] premium and federal taxes incurred on premiums received;

[diamond] providing the insurance benefits set forth in the policy; and

[diamond] assuming certain risks in connection with the policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond] issue expense charge; and/or

[diamond] surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, we try to pass these savings on to the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED ONCE
[diamond]  STATE PREMIUM TAX CHARGE. Various states (and countries and cities)
           impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

[diamond]  FEDERAL TAX CHARGE. Currently not applicable.

PERIODIC CHARGES

MONTHLY
[diamond]  ISSUE EXPENSE CHARGE. This $150 charge is to reimburse Phoenix for underwriting and start-up expenses in connection with issuing a policy. It is deducted in the first policy year and is payable in 12 monthly installments.

           We may reduce or eliminate the issue expense charge for policies issued under group or sponsored arrangements. Generally, administrative costs per policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.

[diamond]  ADMINISTRATIVE CHARGE. This charge is currently set at $5 per month and is guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond]  COST OF INSURANCE. To determine this expense, we multiply the applicable cost of insurance rate by the difference between your policy's death benefit and your policy value. Generally, cost of insurance rates are based on the sex, attained age and risk class of the insureds. In certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the insureds as determined by medical information that we request. For otherwise identical policies, insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into categories: smokers, nonsmokers and those who have never smoked. Nonsmokers will generally incur a lower cost of insurance than similarly situated insureds who smoke.

[diamond]  COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

    Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among subaccounts and the unloaned portion of the Guaranteed Interest Account based on an allocation schedule you specify. You initially select this schedule in your application, but can later change it from time to time. If any subaccount or the unloaned portion of the Guaranteed Interest Account is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other subaccounts or Guaranteed Interest Account will be proportionally increased.

DAILY
[diamond]  MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of
           0.80% of the average daily net assets is deducted daily from the Account. No portion of this charge is deducted from the Guaranteed Interest Account.

           The mortality risk assumed by us is that collectively our insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, therefore, that the total amount of death benefits that we will pay out will be greater than that we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the policies may exceed the limits on administrative charges set in the policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.


CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond]  SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

           In policy years one through ten, the full surrender charge as described below will apply if you either surrender the policy for its cash surrender value or permit the policy to lapse. The applicable surrender charge in any policy month is the full surrender charge minus any surrender charges previously paid. There is no surrender charge after the 10th policy year. During the first 10 policy years, the maximum surrender charge that you can pay while you own the policy is equal to either A+B (defined below) or the amount shown in the table.

           A. the contingent deferred sales charge is equal to:

              1. 30% of all premiums paid (up to and including the amount stated
                 on schedule page 4 of the policy, which is calculated according to a formula contained in a SEC rule); plus

              2. 10% of all premiums paid in excess of this amount but not greater than twice this amount, plus

              3. 9% of all premiums paid in excess of twice this amount.

           B. the contingent deferred issue charge is equal to:

              $5 per $1,000 of initial face amount.

           The surrender charges table that appears in the policy is reproduced below:

                MAXIMUM SURRENDER CHARGE TABLE
                ------------------------------
    POLICY  SURRENDER   POLICY  SURRENDER  POLICY  SURRENDER
    MONTH    CHARGE     MONTH    CHARGE    MONTH    CHARGE
    -----    ------     -----    ------    -----    ------

     1-60   $1029.22     80      $823.38    100     $531.90
      61     1018.93     81       813.09    101      516.26
      62     1008.64     82       802.80    102      500.61
      63      998.35     83       792.50    103      484.97
      64      988.06     84       782.21    104      469.33
      65      977.76     85       766.57    105      453.68
      66      967.47     86       750.92    106      438.04
      67      957.18     87       735.28    107      422.39
      68      946.89     88       719.63    108      406.75
      69      936.59     89       703.99    109      372.85
      70      926.30     90       688.35    110      338.96
      71      916.01     91       672.70    111      305.06
      72      905.72     92       657.06    112      271.17
      73      895.43     93       641.41    113      237.27
      74      885.13     94       625.77    114      203.37
      75      874.84     95       610.12    115      169.48
      76      864.55     96       594.48    116      135.58
      77      854.26     97       578.84    117      101.69
      78      843.96     98       563.19    118       67.79
      79      833.67     99       547.55    119       33.90
                                            120         .00
    We may reduce the surrender charge for policies issued under group or sponsored arrangements. The amounts of reductions will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangement.

[diamond]  PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in face amount, an additional fee is imposed. The fee is equal to 2% of the amount withdrawn but not more than $25. The fee is intended to recover the actual costs of processing the partial surrender request. The fee will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond]  PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (which is equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccounts and the Guaranteed Interest Account in the same proportion as the withdrawal is allocated.

           A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.

    These fund charges and other expenses are described more fully in the fund prospectuses.

OTHER TAXES
    Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.

GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS

GENERAL
    Payment of any amount upon complete or partial surrender, policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]  for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond]  whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond]  whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

    Transfers may also be postponed under the above circumstances.

PAYMENT BY CHECK
    Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
    If the insured commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
    We may not contest this policy or any attached rider after it has been in force during the insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the insured's death. If the named beneficiary dies before the insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the insured, the death benefit payable under the policy will be paid to your estate.

    As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, in a form satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

    You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

    While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future. The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

OPTION 1--LUMP SUM
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Equal installments are paid until the later of:

[diamond] the death of the payee; or

[diamond] the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond] 10 years;

[diamond] 20 years; or

[diamond] until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]  the end of the 10-year period certain;

[diamond]  the death of the insured; or

[diamond]  the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the policy.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations an income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Account for our federal income taxes which may be attributable to the Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

    Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a policy for its cash value, any excess of the cash value (unreduced by outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax and also regarding as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
    We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

    The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

    This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract, if, at any time during the first seven years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
    If there is a reduction in death benefits or reduction or elimination of any Additional Rider Benefit previously elected during the first 7 policy years, the premiums are predetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.

DISTRIBUTIONS AFFECTED
    If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]  made on or after the taxpayer attains age 59 1/2;

[diamond]  attributable to the taxpayer's disability (within the meaning of Code
           Section 72(m)(7)); or

[diamond]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
    Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit or any increase in or addition of any rider benefit available as an Additional Rider Benefit (described above), with the following 2 exceptions.

[diamond]  First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]  Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:

           o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
           o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. An income tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
    A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series of a Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series assets be invested in no more than:

[diamond]  55% in any 1 investment

[diamond]  70% in any 2 investments

[diamond]  80% in any 3 investments

[diamond]  90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series of the funds will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities. For purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the series will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

    We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the policyowner or the insured or an exchange or assignment of the policy may have income tax consequences depending on the circumstances. Code
Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

    Fund shares held in a subaccount for which no timely instructions are received, and Fund shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
NAME                      PRINCIPAL OCCUPATION
----                      --------------------
DIRECTORS

Sal H. Alfiero            Chairman and Chief Executive
                          Officer
                          Protective Industries LLC
                          Buffalo, NY
                          Various positions with
                          Mark IV Industries

J. Carter Bacot           Director (retired Chairman and
                          Chief Executive Officer)
                          The Bank of New York
                          New York, NY

Peter C. Browning         Chairman of the Board
                          NUCOR
                          Charlotte, NC
                          Various positions with
                          Sunoco Products Company

NAME                      PRINCIPAL OCCUPATION
----                      --------------------
DIRECTORS

Arthur P. Byrne           President, Chief Executive
                          Officer and Chairman
                          The Wiremold Company
                          West Hartford, CT
                          Various positions with
                          The Wiremold Company

Sanford Cloud, Jr.        President and Chief Executive
                          Officer, The National Conference
                          for Community and Justice
                          New York, NY

Richard N. Cooper         Mauritus C. Boas Professor
                          Center for International Affairs
                          Harvard University
                          Cambridge, MA
                          Formerly Chairman of
                          Central Intelligence Agency;
                          Professor, Harvard University

Gordon J. Davis, Esq.     President
                          Lincoln Center for Performing Arts
                          New York, NY
                          Formerly Partner of LeBoeuf,
                          Lamb, Greene & MacRae

Robert W. Fiondella       Chairman of the Board and
                          Chief Executive Officer,
                          The Phoenix Companies, Inc.
                          Hartford, CT
                          Various Positions with
                          Phoenix Life Insurance Company
                          and its various subsidiaries

Ann Maynard Gray          Director of The Phoenix
                          Companies, Inc.
                          Director of Duke Energy
                          Corporation and Elan Corporation
                          PLC and a trustee for J.P. Morgan
                          Funds.
                          Formerly President of the
                          Diversified Publishing Group of
                          Capital Cities/ABC, Inc. from
                          1991 to 1999.

John E. Haire             President
                          The Fortune Group
                          New York, NY
                          Executive Vice President,
                          Time, Inc.
                          Formerly Publisher,
                          Time Magazine

Jerry  J. Jasinowski      President
                          National Association of
                          Manufacturers
                          Washington, D.C.
                          Various positions with National
                          Association of Manufacturers

Thomas S. Johnson         Chairman and Chief Executive
                          Officer
                          Greenpoint Financial Corporation
                          New York, NY

John W. Johnstone         Retired.
                          Formerly Chairman and Chief
                          Executive Officer, Olin
                          Corporation

Marilyn E. LaMarche       Limited Managing Director,
                          Lazard Freres & Company, L.L.C.
                          New York, New York
                          Various positions with
                          Lazard Freres & Co. LLC

Philip R. McLoughlin      Executive Vice President and
                          Chief Investment Officer,
                          The Phoenix Companies, Inc.
                          Hartford, CT
                          Various positions with
                          Phoenix Life Insurance Company
                          and its various subsidiaries

Robert F. Vizza           President
                          Dolan Foundations
                          Woodbury, NY
                          Formerly President, Lustgarten
                          Pancreatic Cancer Research
                          Foundation and the Dolan
                          Foundations; President and Chief
                          Executive Officer,
                          St. Francis Hospital

Robert G. Wilson          Retired. Consultant for
                          thePit.com; Consultant for
                          Logistics.com and LendingTree.com

Dona D. Young             President and Chief Operating
                          Officer,
                          Phoenix Life Insurance Company
                          Hartford, CT
                          Various positions with
                          Phoenix Life Insurance Company and
                          its various subsidiaries

NAME                      PRINCIPAL OCCUPATION
----                      --------------------
EXECUTIVE OFFICERS

Carl T. Chadburn          Executive Vice President
                          Executive Vice President,
                          The Phoenix Companies, Inc.
                          Various positions with
                          Phoenix Life Insurance Company
                          and its various subsidiaries

Robert W. Fiondella       Chairman of the Board and
                          Chief Executive Officer
                          Chairman of the Board and
                          Chief Executive Officer,
                          The Phoenix Companies, Inc.
                          Various positions with
                          Phoenix Life Insurance Company
                          and its various subsidiaries


Michael E. Haylon         Executive Vice President and
                          Chief Financial Officer
                          Executive Vice President,
                          Phoenix Investment Partners Ltd.,
                          an affiliate of Phoenix Life
                          Insurance Company


Coleman D. Ross           Executive Vice President
                          Executive Vice President and
                          Chief Financial Officer of
                          Phoenix Life Insurance Company
                          and The Phoenix Companies, Inc.
                          Formerly Executive Vice President
                          and Chief Financial Officer of
                          Trenwick Group Ltd.; Formerly a
                          partner with
                          PricewaterhouseCoopers

David W. Searfoss         Executive Vice President
                          Executive Vice President,
                          The Phoenix Companies, Inc.
                          Various positions with
                          Phoenix Life Insurance Company
                          and its various subsidiaries

Simon Y. Tan              Executive Vice President
                          Executive Vice President,
                          The Phoenix Companies, Inc.
                          Various positions with
                          Phoenix Life Insurance Company
                          and its various subsidiaries

Dona D. Young             President and Chief Operating
                          Officer
                          President and Chief Operating
                          Officer,
                          The Phoenix Companies, Inc.
                          Various positions with
                          Phoenix Life Insurance Company
                          and its various subsidiaries

 The above listing reflects the positions held during the last five years.

SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the Account. The assets of the Account are held separate and apart from the General Account of Phoenix. Phoenix maintains records of all purchases and redemptions of shares of the funds.

SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

    Policies may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------
    Phoenix is subject to the provisions of the New York insurance law applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------
    All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.

LEGAL MATTERS
--------------------------------------------------------------------------------
    Richard J. Wirth, Counsel, and Brian A. Giantonio, Counsel of Phoenix Life Insurance Company, have passed upon the organization of Phoenix, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, Phoenix and the policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) as of December 31, 2001, and the results of its operations and its changes in net assets for the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 appear in the pages that follow. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on the Guaranteed Interest Account that we credit during a guarantee period. In addition, the Unaudited Interim Financial Statements of Phoenix Life Insurance Company as of March 31, 2002 and the results of its operations and cash flows for the periods indicated also appear in the pages that follow.

-------------------------------------------------------------------------------

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

FLEX EDGE

    FLEX EDGE SUCCESS(R)

JOINT EDGE(R)

    INDIVIDUAL EDGE(R)

              PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
              DECEMBER 31, 2001

                            [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                            PHOENIX-                                           PHOENIX-ALLIANCE/
                                            ABERDEEN          PHOENIX-       PHOENIX-AIM MID-     BERNSTEIN          PHOENIX-
                                          INTERNATIONAL     ABERDEEN NEW       CAP EQUITY       GROWTH + VALUE   DEUTSCHE DOW 30
                                           SUBACCOUNT      ASIA SUBACCOUNT     SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                         ---------------   ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $   65,420,682    $    3,172,709    $       15,624      $     14,502     $    2,533,441
                                         ===============   ===============   ===============     =============   ================
        Investments at market            $   45,504,052    $    2,827,554    $       16,047      $     14,628     $    2,480,183
                                         ---------------   ---------------   ---------------     -------------   ----------------
          Total assets                       45,504,052         2,827,554            16,047            14,628          2,480,183
LIABILITIES
        Accrued expenses to related
           party                                 30,918             1,969                 7                 7              1,591
                                         ---------------   ---------------   ---------------     -------------   ----------------
NET ASSETS                               $   45,473,134    $    2,825,585    $       16,040            14,621     $    2,478,592
                                         ===============   ===============   ===============     =============   ================
Accumulation units outstanding               24,473,284         3,555,559            15,075      $     13,679     $    2,814,609
                                         ===============   ===============   ===============     =============   ================
Unit value                               $     1.858078    $     0.794695    $     1.064065      $   1.068825     $     0.880617
                                         ===============   ===============   ===============     =============   ================

                                             PHOENIX-                                                                PHOENIX-
                                             DEUTSCHE        PHOENIX-DUFF &      PHOENIX-                         ENGEMANN SMALL
                                            NASDAQ-100        PHELPS REAL        ENGEMANN          PHOENIX-         & MID-CAP
                                             INDEX (R)     ESTATE SECURITIES  CAPITAL GROWTH    ENGEMANN NIFTY        GROWTH
                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT     FIFTY SUBACCOUNT     SUBACCOUNT
                                         ---------------   ----------------- ---------------     -------------   ----------------
ASSETS
        Investments at cost              $    2,278,083    $    7,292,357    $  307,183,198      $ 12,652,162     $    1,339,136
                                         ================  ===============   ===============     =============   ================
        Investments at market            $    1,580,141    $    7,793,318    $  227,964,344      $  8,121,461     $    1,073,053
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                        1,580,141         7,793,318       227,964,344         8,121,461          1,073,053
LIABILITIES
        Accrued expenses to related
           party                                    937             5,256           156,015             5,536                705
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $    1,579,204    $    7,788,062    $  227,808,329      $  8,115,925     $    1,072,348
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                3,878,705         4,420,316        61,718,275         9,465,694          1,815,149
                                         ================  ===============   ===============     =============   ===============
Unit value                               $     0.407147    $     1.761879    $     3.691068      $   0.857384     $     0.590777
                                         ================  ===============   ===============     =============   ================

                                            PHOENIX-                            PHOENIX-                            PHOENIX-J.P.
                                          FEDERATED U.S.       PHOENIX-       GOODWIN MULTI-                          MORGAN
                                           GOVERNMENT        GOODWIN MONEY    SECTOR FIXED     PHOENIX-HOLLISTER     RESEARCH
                                              BOND              MARKET           INCOME           VALUE EQUITY    ENHANCED INDEX
                                           SUBACCOUNT         SUBACCOUNT       SUBACCOUNT          SUBACCOUNT       SUBACCOUNT
                                         ----------------  ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $      407,824    $   49,776,553    $   25,307,897      $ 14,969,939     $   29,971,855
                                         ================  ===============   ===============     =============   ================
        Investments at market            $      407,514    $   49,776,553    $   22,277,448      $ 14,008,116     $   25,270,977
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                          407,514        49,776,553        22,277,448        14,008,116         25,270,977
LIABILITIES
        Accrued expenses to related
           party                                    309            32,368            14,156             9,241             16,868
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $      407,205    $   49,744,185    $   22,263,292      $ 13,998,875     $   25,254,109
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                  330,450        29,389,267         8,751,521         9,739,141         20,048,035
                                         ================  ===============   ===============     =============   ================
Unit value                               $     1.232273    $     1.692597    $     2.543934      $   1.437383     $     1.259680
                                         ================  ===============   ===============     =============   ================

                                                                                                  Phoenix-MFS
                                          PHOENIX-JANUS     PHOENIX-JANUS     PHOENIX-JANUS    INVESTORS GROWTH     PHOENIX-MFS
                                           CORE EQUITY     FLEXIBLE INCOME       GROWTH             STOCK         INVESTORS TRUST
                                           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                         ----------------  ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $    2,390,964    $    1,301,795    $   15,769,135      $    109,362     $        2,313
                                         ================  ===============   ===============     =============   ================
        Investments at market            $    2,086,489    $    1,292,782    $   10,963,294      $    110,887     $        2,331
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                        2,086,489         1,292,782        10,963,294           110,887              2,331
LIABILITIES
        Accrued expenses to related
           party                                  1,437               887             7,238                66                  1
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $    2,085,052    $    1,291,895    $   10,956,056      $    110,821     $        2,330
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                2,517,526         1,149,888        15,785,620           103,818              2,238
                                         ================  ===============   ===============     =============   ================
Unit value                               $     0.828215    $     1.123496    $     0.694053      $   1.067454     $     1.041047
                                         ================  ===============   ===============     =============   ================

                                                                                                                     PHOENIX-
                                                           PHOENIX-MORGAN       PHOENIX-           PHOENIX-         OAKHURST
                                            PHOENIX-MFS     STANLEY FOCUS       OAKHURST       OAKHURST GROWTH      STRATEGIC
                                               VALUE           EQUITY           BALANCED          AND INCOME        ALLOCATION
                                            SUBACCOUNT       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                         ----------------  ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $       44,027    $      827,612    $   30,772,034      $ 15,035,299     $   47,274,239
                                         ================  ===============   ===============     =============   ================
        Investments at market            $       44,789    $      636,962    $   31,448,482      $ 14,167,519     $   46,801,431
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                           44,789           636,962        31,448,482        14,167,519         46,801,431
LIABILITIES
        Accrued expenses to related
           party                                     21               454            21,046             9,646             31,488
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $       44,768    $      636,508    $   31,427,436      $ 14,157,873     $   46,769,943
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                   42,403           846,074        13,357,007        12,075,563         12,604,034
                                         ================  ===============   ===============     =============   ================
Unit value                               $     1.055814    $     0.752307    $     2.352879      $   1.172440     $     3.710712
                                         ================  ===============   ===============     =============   ================

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
                                  (CONTINUED)

                                       PHOENIX-SANFORD   PHOENIX-SANFORD   PHOENIX-SANFORD
                                      BERNSTEIN GLOBAL    BERNSTEIN MID-   BERNSTEIN SMALL-    PHOENIX-SENECA     PHOENIX-SENECA
                                            VALUE           CAP VALUE         CAP VALUE        MID-CAP GROWTH     STRATEGIC THEME
                                         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $       308,272    $    8,272,079    $      2,017,679    $    13,981,053    $    36,118,658
                                     =================  ================  ==================  =================  =================
              Investments at market   $       304,433    $    9,455,552    $      2,118,616    $    10,975,535    $    24,227,250
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets                304,433         9,455,552           2,118,616         10,975,535         24,227,250
LIABILITIES
              Accrued expenses to
                related party                     201             6,067               1,393              7,314             16,204
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $       304,232    $    9,449,485    $      2,117,223    $    10,968,221    $    24,211,046
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding                326,384         8,522,555           1,700,551          7,666,487         14,905,929
                                     =================  ================  ==================  =================  =================
Unit value                            $      0.932130    $     1.108762    $       1.245022    $      1.430671    $      1.624256
                                     =================  ================  ==================  =================  =================

                                                                            ALGER AMERICAN      DEUTSCHE VIT
                                      AIM V.I. CAPITAL                        LEVERAGED        EAFE(R) EQUITY      DEUTSCHE VIT
                                        APPRECIATION     AIM V.I. VALUE    ALLCAP PORTFOLIO         INDEX        EQUITY 500 INDEX
                                         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $       176,174    $      615,061    $      4,402,377    $     2,688,756    $       127,728
                                     =================  ================  ==================  =================  =================
              Investments at market   $       165,766    $      601,813    $      4,088,198    $     1,824,323    $       129,287
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets                165,766           601,813           4,088,198          1,824,323            129,287
LIABILITIES
              Accrued expenses to
                related party                     107               419               2,585              1,185                 65
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $       165,659    $      601,394    $      4,085,613    $     1,823,138    $       129,222
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding                188,887           615,289           6,415,325          2,495,507            122,489
                                     =================  ================  ==================  =================  =================
Unit value                            $      0.877030    $     0.977417    $       0.636852    $      0.730569    $      1.054972
                                     =================  ================  ==================  =================  =================

                                       FEDERATED FUND
                                          FOR U.S.       FEDERATED HIGH                          VIP GROWTH
                                         GOVERNMENT       INCOME BOND      VIP CONTRAFUND(R)    OPPORTUNITIES       VIP GROWTH
                                        SECURITIES II       FUND II           PORTFOLIO           PORTFOLIO          PORTFOLIO
                                         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $     4,501,645    $    2,228,915    $      1,856,430    $       385,504    $     3,210,180
                                     =================  ================  ==================  =================  =================
              Investments at market   $     4,558,729    $    2,053,494    $      1,782,814    $       380,057    $     2,931,252
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets              4,558,729         2,053,494           1,782,814            380,057          2,931,252
LIABILITIES
              Accrued expenses to
                related party                   3,113             1,378               1,137                253              1,948
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $     4,555,616    $    2,052,116    $      1,781,677    $       379,804    $     2,929,304
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding              3,854,015         2,268,237           2,191,035            524,240          4,190,048
                                     =================  ================  ==================  =================  =================
Unit value                            $      1.182044    $     0.904719    $       0.813167    $      0.724485    $      0.699110
                                     =================  ================  ==================  =================  =================

                                                                              TEMPLETON
                                                                              DEVELOPING          TEMPLETON          TEMPLETON
                                       MUTUAL SHARES     TEMPLETON ASSET       MARKETS             GROWTH          INTERNATIONAL
                                        SECURITIES          STRATEGY          SECURITIES          SECURITIES         SECURITIES
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $     3,202,905    $      635,275    $      1,419,702    $     2,353,435    $     5,807,841
                                     =================  ================  ==================  =================  =================
              Investments at market   $     3,190,802    $      468,536    $      1,011,268    $     2,155,892    $     4,393,639
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets              3,190,802           468,536           1,011,268          2,155,892          4,393,639
LIABILITIES
              Accrued expenses to
                related party                   2,121               461                 685              1,353              2,864
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $     3,188,681    $      468,075    $      1,010,583    $     2,154,539    $     4,390,775
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding              2,494,390           430,437           1,021,204          1,628,111          4,278,615
                                     =================  ================  ==================  =================  =================
Unit value                            $      1.278341    $     1.087442    $       0.989599    $      1.323337    $      1.026214
                                     =================  ================  ==================  =================  =================

                                                                                WANGER
                                         TECHNOLOGY      WANGER FOREIGN     INTERNATIONAL                           WANGER U.S.
                                          PORTFOLIO         FORTY             SMALL CAP         WANGER TWENTY        SMALL CAP
                                         SUBACCOUNT       SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $    12,796,196    $    2,942,360    $     31,815,539    $     1,961,150    $    44,760,325
                                     =================  ================  ==================  =================  =================
              Investments at market   $     5,172,628    $    2,080,315    $     21,586,155    $     2,282,744    $    48,409,054
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets              5,172,628         2,080,315          21,586,155          2,282,744         48,409,054
LIABILITIES
              Accrued expenses to
                related party                   3,590             1,391              14,677              1,403             30,680
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $     5,169,038    $    2,078,924    $     21,571,478    $     2,281,341    $    48,378,374
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding             12,509,589         1,540,402          14,822,518          1,403,212         26,940,784
                                     =================  ================  ==================  =================  =================
Unit value                            $      0.413206    $     1.349598    $       1.455318    $      1.625799    $      1.795730
                                     =================  ================  ==================  =================  =================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                 PHOENIX-                                      PHOENIX-ALLIANCE/
                                                 ABERDEEN        PHOENIX-      PHOENIX-AIM MID-   BERNSTEIN         PHOENIX-
                                              INTERNATIONAL    ABERDEEN NEW      CAP EQUITY      GROWTH + VALUE  DEUTSCHE DOW 30
                                                SUBACCOUNT   ASIA SUBACCOUNT    SUBACCOUNT(6)    SUBACCOUNT(5)     SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $         -      $       64,321    $         -     $            17   $      24,195
Expenses
      Mortality, expense risk and
         administrative charges                    412,020            22,395                9                10          10,777
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                      (412,020)           41,926               (9)                7          13,418
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                   (745,450)           (4,531)             -                  (1)         (2,897)
Net realized gain distribution from Fund         1,430,088               -                -                 -            21,222
Net unrealized appreciation (depreciation)
   on investment                               (16,033,904)          (36,942)             423               126         (48,607)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                  (15,349,266)          (41,473)             423               125         (30,282)
Net increase (decrease) in net assets
   resulting from operations                 $ (15,761,286)   $          453    $         414   $           132   $     (16,864)
                                             ==============  ================  =============== ================= ===============

                                                PHOENIX-                                                             PHOENIX-
                                                DEUTSCHE      PHOENIX-DUFF &       PHOENIX-                       ENGEMANN SMALL
                                               NASDAQ-100      PHELPS REAL         ENGEMANN        PHOENIX-        & MID-CAP
                                               INDEX(R)      ESTATE SECURITIES  CAPITAL GROWTH   ENGEMANN NIFTY      GROWTH
                                               SUBACCOUNT       SUBACCOUNT        SUBACCOUNT    FIFTY SUBACCOUNT   SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $         -      $      279,041    $     159,231   $           -     $         406
Expenses
      Mortality, expense risk and
         administrative charges                      8,025            53,176        2,119,716            69,872           6,438
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                        (8,025)          225,865       (1,960,485)          (69,872)         (6,032)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                    (61,422)            2,871       (2,241,222)            2,182            (100)
Net realized gain distribution from Fund               -                 -          5,553,150               -               -
Net unrealized appreciation (depreciation)
   on investment                                  (436,964)          184,486     (127,693,924)       (4,096,493)       (203,376)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                     (498,386)          187,357     (124,381,996)       (4,094,311)       (203,476)
Net increase (decrease) in net assets
   resulting from operations                 $    (506,411)   $      413,222    $(126,342,481)  $    (4,164,183)  $    (209,508)
                                             ==============  ================  =============== ================= ===============

                                                PHOENIX-                           PHOENIX-                        PHOENIX-J.P.
                                             FEDERATED U.S.      PHOENIX-       GOODWIN MULTI-                       MORGAN
                                               GOVERNMENT     GOODWIN MONEY      SECTOR FIXED  PHOENIX-HOLLISTER    RESEARCH
                                                  BOND            MARKET            INCOME       VALUE EQUITY     ENHANCED INDEX
                                               SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $      23,805    $    1,503,406    $   1,741,427   $        99,242   $     189,681
Expenses
      Mortality, expense risk and
         administrative charges                      3,921           328,694          172,171            85,979         220,087
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                        19,884         1,174,712        1,569,256            13,263         (30,406)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                      2,562               -             12,556            (2,210)       (597,981)
Net realized gain distribution from Fund            11,209               -                -              70,319         181,458
Net unrealized appreciation (depreciation)
   on investment                                   (10,575)              -           (489,299)       (2,047,578)     (3,653,213)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                        3,196               -           (476,743)       (1,979,469)     (4,069,736)
Net increase (decrease) in net assets
   resulting from operations                 $      23,080    $    1,174,712    $   1,092,513   $    (1,966,206)  $  (4,100,142)
                                             ==============  ================  =============== ================= ===============

                                                                                                 PHOENIX-MFS
                                             PHOENIX-JANUS    PHOENIX-JANUS     PHOENIX-JANUS  INVESTORS GROWTH   PHOENIX-MFS
                                              CORE EQUITY    FLEXIBLE INCOME       GROWTH           STOCK        INVESTORS TRUST
                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT(3)    SUBACCOUNT(7)
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $      13,844    $       42,447    $         -     $           -     $         -
Expenses
      Mortality, expense risk and
         administrative charges                     13,258             6,060           86,030                83               1
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                           586            36,387          (86,030)              (83)             (1)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                       (895)              627          (76,723)              -               -
Net realized gain distribution from Fund               -               9,431              -                 -               -
Net unrealized appreciation (depreciation)
   on investment                                  (202,174)           (9,787)      (2,992,700)            1,525              18
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                     (203,069)              271       (3,069,423)            1,525              18
Net increase (decrease) in net assets
   resulting from operations                 $    (202,483)   $       36,658    $  (3,155,453)  $         1,442   $          17
                                             ==============  ================  =============== ================= ===============

                                                                                                                    PHOENIX-
                                                              PHOENIX-MORGAN      PHOENIX-         PHOENIX-         OAKHURST
                                               PHOENIX-MFS     STANLEY FOCUS      OAKHURST      OAKHURST GROWTH    STRATEGIC
                                                 VALUE            EQUITY          BALANCED        AND INCOME       ALLOCATION
                                              SUBACCOUNT(4)     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------  ---------------
Investment income
      Distributions                          $          67    $          -      $     824,258   $        71,812   $   1,172,162
Expenses
      Mortality, expense risk and
         administrative charges                         30             4,673          249,027           109,465         372,728
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                            37            (4,673)         575,231           (37,653)        799,434
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                        -              (3,146)           6,408             9,350          20,288
Net realized gain distribution from Fund               -                 -            617,767            32,259         759,837
Net unrealized appreciation (depreciation)
   on investment                                       762           (89,188)        (668,753)       (1,239,672)     (1,105,951)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                          762           (92,334)         (44,578)       (1,198,063)       (325,826)
Net increase (decrease) in net assets
   resulting from operations                 $         799    $      (97,007)   $     530,653   $    (1,235,716)  $     473,608
                                             ==============  ================  =============== ================= ===============


                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                            PHOENIX-SANFORD    PHOENIX-SANFORD   PHOENIX-SANFORD
                                            BERNSTEIN GLOBAL   BERNSTEIN MID-    BERNSTEIN SMALL-   PHOENIX-SENECA   PHOENIX-SENECA
                                                 VALUE            CAP VALUE         CAP VALUE       MID-CAP GROWTH   STRATEGIC THEME
                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Investment income
      Distributions                          $        2,590    $       91,308    $        12,092    $         -      $          -
Expenses
      Mortality, expense risk and
         administrative charges                         918            44,044              7,090           83,848           203,857
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net investment income (loss)                          1,672            47,264              5,002          (83,848)         (203,857)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net realized gain (loss) from
   share transactions                                   346             5,013               (899)         (60,097)           (3,883)
Net realized gain distribution from Fund              1,941            39,859             22,538              -             721,018
Net unrealized appreciation (depreciation)
   on investment                                     (3,925)        1,010,114            100,904       (3,093,005)       (9,111,080)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net gain (loss) on investment                        (1,638)        1,054,986            122,543       (3,153,102)       (8,393,945)
Net increase (decrease) in net assets
   resulting from operations                 $           34    $    1,102,250    $       127,545    $  (3,236,950)   $   (8,597,802)
                                            ================  ================  =================  ===============  ================

                                                                                  ALGER AMERICAN    DEUTSCHE VIT
                                            AIM V.I. CAPITAL                         LEVERAGED     EAFE(R) EQUITY     DEUTSCHE VIT
                                             APPRECIATION      AIM V.I. VALUE    ALLCAP PORTFOLIO      INDEX        EQUITY 500 INDEX
                                             SUBACCOUNT(2)      SUBACCOUNT(1)       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT(3)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Investment income
      Distributions                          $          -      $          698     $          -      $         -      $          -
Expenses
      Mortality, expense risk and
         administrative charges                         349             1,502             17,830           18,237               108
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net investment income (loss)                           (349)             (804)           (17,830)         (18,237)             (108)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net realized gain (loss) from
   share transactions                                   246               240           (179,405)         (98,848)              909
Net realized gain distribution from Fund             12,245            10,589             68,869              -                 -
Net unrealized appreciation (depreciation)
   on investment                                    (10,408)          (13,248)          (110,196)        (581,609)            1,559
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net gain (loss) on investment                         2,083            (2,419)          (220,732)        (680,457)            2,468
Net increase (decrease) in net assets
   resulting from operations                 $        1,734    $       (3,223)    $     (238,562)   $    (698,694)   $        2,360
                                            ================  ================  =================  ===============  ================

                                              FEDERATED FUND
                                                 FOR U.S.      FEDERATED HIGH                         VIP GROWTH
                                                GOVERNMENT      INCOME BOND      VIP CONTRAFUND(R)  OPPORTUNITIES      VIP GROWTH
                                              SECURITIES II       FUND II           PORTFOLIO          PORTFOLIO       PORTFOLIO
                                                SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Investment income
      Distributions                          $       38,133    $      105,831     $        3,848    $         340    $          -
Expenses
      Mortality, expense risk and
         administrative charges                      15,266            11,296              7,547            1,554            13,399
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net investment income (loss)                         22,867            94,535             (3,699)          (1,214)          (13,399)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net realized gain (loss) from share
   transactions                                        (570)           (6,339)           (14,569)         (15,338)         (107,231)
Net realized gain distribution from Fund                -                 -               15,394              -              63,900
Net unrealized appreciation (depreciation)
   on investment                                     37,252           (85,291)           (63,394)           3,081          (198,966)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net gain (loss) on investment                        36,682           (91,630)           (62,569)         (12,257)         (242,297)
Net increase (decrease) in net assets
   resulting from operations                 $       59,549    $        2,905     $      (66,268)   $     (13,471)   $     (255,696)
                                            ================  ================   ================  ===============  ================

                                                                                     TEMPLETON
                                                                                    DEVELOPING       TEMPLETON         TEMPLETON
                                              MUTUAL SHARES   TEMPLETON ASSET         MARKETS          GROWTH        INTERNATIONAL
                                               SECURITIES        STRATEGY           SECURITIES       SECURITIES        SECURITIES
                                               SUBACCOUNT       SUBACCOUNT          SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Investment income
      Distributions                          $       32,557    $        7,153     $       17,760    $     211,053    $       89,162
Expenses
      Mortality, expense risk and
         administrative charges                      15,536             6,178             14,257           10,109            25,278
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net investment income (loss)                         17,021               975              3,503          200,944            63,884
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net realized gain (loss) from share
   transactions                                         621            77,089            (80,550)            (381)           (9,854)
Net realized gain distribution from Fund            109,456            51,233                -             23,520           701,250
Net unrealized appreciation (depreciation)
   on investment                                    (76,326)         (112,503)          (105,561)        (230,479)       (1,275,624)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net gain (loss) on investment                        33,751            15,819           (186,111)        (207,340)         (584,228)
Net increase (decrease) in net assets
   resulting from operations                 $       50,772    $       16,794     $     (182,608)   $      (6,396)   $     (520,344)
                                            ================  ================   ================  ===============  ================

                                                                                      WANGER
                                               TECHNOLOGY      WANGER FOREIGN     INTERNATIONAL                        WANGER U.S.
                                                PORTFOLIO          FORTY            SMALL CAP      WANGER TWENTY       SMALL CAP
                                               SUBACCOUNT        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Investment income
      Distributions                          $          -      $        2,711     $          -      $         -      $       28,095
Expenses
      Mortality, expense risk and
         administrative charges                      42,923            17,301            182,116           14,955           355,780
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net investment income (loss)                        (42,923)          (14,590)          (182,116)         (14,955)         (327,685)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net realized gain (loss) from share
   transactions                                     (58,308)          (13,759)            (5,185)          19,930             1,953
Net realized gain distribution from Fund                -             173,914          7,270,311              -                 -
Net unrealized appreciation (depreciation)
   on investment                                 (3,879,702)         (877,660)       (12,801,607)         195,312         4,794,973
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net gain (loss) on investment                    (3,938,010)         (717,505)        (5,536,481)         215,242         4,796,926
Net increase (decrease) in net assets
   resulting from operations                 $   (3,980,933)   $     (732,095)    $   (5,718,597)   $     200,287    $    4,469,241
                                            ================  ================   ================  ===============  ================

Footnotes for Statements of Operations
For the period ended December 31, 2001

(1)  From inception April 11, 2001 to December 31, 2001
(2)  From inception May 30, 2001 to December 31, 2001
(3)  From inception October 30, 2001 to December 31, 2001
(4)  From inception October 31, 2001 to December 31, 2001
(5)  From inception November 7, 2001 to December 31, 2001
(6)  From inception November 8, 2001 to December 31, 2001
(7)  From inception November 20, 2001 to December 31, 2001

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                                        GOODWIN MULTI-  OAKHURST
                                                                          GOODWIN         ENGEMANN      SECTOR FIXED   STRATEGIC
                                                                        MONEY MARKET   CAPITAL GROWTH      INCOME      ALLOCATION
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $  1,702,351   $       30,953  $   1,528,931  $  1,279,684
Expenses
     Mortality, expense risk and administrative charges                      232,780        3,468,485        149,002       384,362
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                               1,469,571       (3,437,532)     1,379,929       895,322
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                                 -           (159,947)        11,203        (6,458)
Net realized gain distribution from Fund                                         -         18,168,457            -       4,799,808
Net unrealized appreciation (depreciation) on investment                         -        (95,694,487)      (350,553)   (5,791,988)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                                   -        (77,685,977)      (339,350)     (998,638)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $  1,469,571   $  (81,123,509) $   1,040,579  $   (103,316)
                                                                        =============  =============== ============== =============

                                                                                                        DUFF & PHELPS    SENECA
                                                                          ABERDEEN        OAKHURST       REAL ESTATE    STRATEGIC
                                                                        INTERNATIONAL     BALANCED       SECURITIES       THEME
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $    490,727   $      867,453  $     206,000  $        -
Expenses
     Mortality, expense risk and administrative charges                      572,800          248,874         38,370       259,771
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                 (82,073)         618,579        167,630      (259,771)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                            (268,631)         (11,419)         1,286       (10,063)
Net realized gain distribution from Fund                                   5,094,993        3,315,705            -       3,989,889
Net unrealized appreciation (depreciation) on investment                 (17,472,128)      (4,024,087)     1,088,914    (8,881,795)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                           (12,345,766)        (719,801)     1,090,200    (4,901,969)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $(12,727,839)  $     (101,222) $   1,257,830  $ (5,161,740)
                                                                        =============  =============== ============== =============

                                                                                        J.P. MORGAN                      SENECA
                                                                        ABERDEEN NEW      RESEARCH     ENGEMANN NIFTY    MID-CAP
                                                                            ASIA       ENHANCED INDEX      FIFTY         GROWTH
                                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $     90,382   $      233,571  $         -    $        -
Expenses
     Mortality, expense risk and administrative charges                       24,508          219,275         89,754        58,763
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                  65,874           14,296        (89,754)      (58,763)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                               2,675         (171,035)        (7,270)          434
Net realized gain distribution from Fund                                         -            910,726            -         872,593
Net unrealized appreciation (depreciation) on investment                    (623,993)      (4,415,945)    (2,313,247)     (914,018)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                              (621,318)      (3,676,254)    (2,320,517)      (40,991)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $   (555,444)  $   (3,661,958) $  (2,410,271) $    (99,754)
                                                                        =============  =============== ============== =============

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                          OAKHURST                       SANFORD
                                                                         GROWTH AND    HOLLISTER VALUE BERNSTEIN MID-  WANGER U.S.
                                                                           INCOME          EQUITY        CAP VALUE      SMALL-CAP
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $     65,396   $       35,060  $      16,557  $     51,613
Expenses
     Mortality, expense risk and administrative charges                       95,645           37,778         14,494       320,583
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                 (30,249)          (2,718)         2,063      (268,970)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                               8,152            3,265         (1,024)       (1,656)
Net realized gain distribution from Fund                                      50,018          637,250            -       5,316,100
Net unrealized appreciation (depreciation) on investment                    (993,442)         718,594        318,184    (8,908,091)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                              (935,272)       1,359,109        317,160    (3,593,647)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $   (965,521)  $    1,356,391  $     319,223  $ (3,862,617)
                                                                        =============  =============== ============== =============

                                                                            WANGER
                                                                        INTERNATIONAL    TEMPLETON        TEMPLETON     TEMPLETON
                                                                          SMALL-CAP       GROWTH       ASSET STRATEGY INTERNATIONAL
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $        -     $        3,584  $       9,767  $     32,563
Expenses
     Mortality, expense risk and administrative charges                      247,731            3,831          4,057        17,083
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                (247,731)            (247)         5,710        15,480
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                                 432          (42,503)         1,378          (672)
Net realized gain distribution from Fund                                   3,684,638           85,026         74,966       215,841
Net unrealized appreciation (depreciation) on investment                 (13,144,869)         (10,475)       (80,823)     (269,663)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                            (9,459,799)          32,048         (4,479)      (54,494)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $ (9,707,530)  $       31,801  $       1,231  $    (39,014)
                                                                        =============  =============== ============== =============

                                                                          TEMPLETON
                                                                         DEVELOPING     MUTUAL SHARES                WANGER FOREIGN
                                                                          MARKETS        INVESTMENTS   WANGER TWENTY      FORTY
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $      8,179   $        4,453  $         -    $        -
Expenses
     Mortality, expense risk and administrative charges                        8,969            4,195          7,458        11,779
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                    (790)             258         (7,458)      (11,779)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                             (13,480)          (5,168)        (6,852)        1,093
Net realized gain distribution from Fund                                         -              4,294         28,901        52,157
Net unrealized appreciation (depreciation) on investment                    (420,356)          54,288         60,457      (198,798)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                              (433,836)          53,414         82,506      (145,548)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $   (434,626)  $       53,672  $      75,048  $   (157,327)
                                                                        =============  =============== ============== =============

                      See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                                  FEDERATED U.S.  FEDERATED HIGH
                                                                 EAFE(R) EQUITY    BANKERS TRUST       GOV'T        INCOME BOND
                                                                     INDEX            DOW 30       SECURITIES II      FUND II
                                                                  SUBACCOUNT        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                                 ----------------  -------------  --------------  ---------------
Investment income
     Distributions                                               $           -     $      3,966    $      4,396   $       40,448
Expenses
     Mortality, expense risk and administrative charges                   13,480          2,344           1,551            4,777
                                                                 ----------------  -------------  --------------  ---------------
Net investment income (loss)                                             (13,480)         1,622           2,845           35,671
                                                                 ----------------  -------------  --------------  ---------------
Net realized gain (loss) from share transactions                             714             65             (57)          (3,310)
Net realized gain distribution from Fund                                  38,952          6,750             -                -
Net unrealized appreciation (depreciation) on investment                (300,903)        (4,673)         19,618          (93,236)
                                                                 ----------------  -------------  --------------  ---------------
Net gain (loss) on investments                                          (261,237)         2,142          19,561          (96,546)
                                                                 ----------------  -------------  --------------  ---------------
Net increase (decrease) in net assets resulting from operations  $      (274,717)  $      3,764    $     22,406   $      (60,875)
                                                                 ================  =============  ==============  ===============

                                                                 FEDERATED U.S.    JANUS EQUITY                    JANUS FLEXIBLE
                                                                   GOV'T BOND         INCOME       JANUS GROWTH        INCOME
                                                                  SUBACCOUNT(1)     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                 ----------------  -------------  --------------  ---------------
Investment income
     Distributions                                               $         6,977   $      6,571   $      12,416   $       14,053
Expenses
     Mortality, expense risk and administrative charges                      694          5,750          66,127            1,455
                                                                 ----------------  -------------  --------------  ---------------
Net investment income (loss)                                               6,283            821         (53,711)          12,598
                                                                 ----------------  -------------  --------------  ---------------
Net realized gain (loss) from share transactions                             (99)           (95)         (1,997)              70
Net realized gain distribution from Fund                                     -              -               -                -
Net unrealized appreciation (depreciation) on investment                  10,265       (102,510)     (1,815,303)             774
                                                                 ----------------  -------------  --------------  ---------------
Net gain (loss) on investments                                            10,166       (102,605)     (1,817,300)             844
                                                                 ----------------  -------------  --------------  ---------------
Net increase (decrease) in net assets resulting from operations  $        16,449   $   (101,784)  $  (1,871,011)  $       13,442
                                                                 ================  =============  ==============  ===============

                                                                                  MORGAN STANLEY   ALGER AMERICAN    ENGEMANN
                                                                 MORGAN STANLEY     TECHNOLOGY        LEVERAGED    SMALL & MID-
                                                                  FOCUS EQUITY       PORTFOLIO         ALL-CAP      CAP GROWTH
                                                                   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(2)  SUBACCOUNT(6)
                                                                 ----------------  --------------  -------------  ---------------
Investment income
     Distributions                                               $           -     $         -     $        -      $         -
Expenses
     Mortality, expense risk and administrative charges                    2,929          55,511          2,461              616
                                                                 ----------------  --------------  -------------  ---------------
Net investment income (loss)                                              (2,929)        (55,511)        (2,461)            (616)
                                                                 ----------------  --------------  -------------  ---------------
Net realized gain (loss) from share transactions                            (161)        (29,918)        (3,557)              27
Net realized gain distribution from Fund                                     383           1,639           -                 -
Net unrealized appreciation (depreciation) on investment                (101,536)     (3,746,268)      (203,983)         (62,707)
                                                                 ----------------  --------------  -------------  ---------------
Net gain (loss) on investments                                          (101,314)     (3,774,547)      (207,540)         (62,680)
                                                                 ----------------  --------------  -------------  ---------------
Net increase (decrease) in net assets resulting from operations  $      (104,243)  $  (3,830,058)  $   (210,001)  $      (63,296)
                                                                 ================  ==============  =============  ===============

                                                                                                   FIDELITY VIP        SANFORD
                                                                  FIDELITY VIP    FIDELITY VIP        GROWTH          BERNSTEIN
                                                                  CONTRAFUND(R)   GROWTH SHARES    OPPORTUNITIES    SMALL-CAP VALUE
                                                                  SUBACCOUNT(3)   SUBACCOUNT(3)    SUBACCOUNT(3)      SUBACCOUNT(4)
                                                                 ----------------  -------------  --------------  ---------------
Investment income
     Distributions                                               $           -     $        -     $         -     $            1
Expenses
     Mortality, expense risk and administrative charges                      810          1,460             192              -
                                                                 ----------------  -------------  --------------  ---------------
Net investment income (loss)                                                (810)        (1,460)           (192)               1
                                                                 ----------------  -------------  --------------  ---------------
Net realized gain (loss) from share transactions                             234         (3,019)           (406)             -
Net realized gain distribution from Fund                                     -              -               -                -
Net unrealized appreciation (depreciation) on investment                 (10,222)       (79,962)         (8,528)              33
                                                                 ----------------  -------------  --------------  ---------------
Net gain (loss) on investments                                            (9,988)       (82,981)         (8,934)              33
                                                                 ----------------  -------------  --------------  ---------------
Net increase (decrease) in net assets resulting from operations  $       (10,798)  $    (84,441)  $      (9,126)  $           34
                                                                 ================  =============  ==============  ===============

                      See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                    SANFORD     BANKERS TRUST
                                                                   BERNSTEIN      NASDAQ 100
                                                                  GLOBAL VALUE     INDEX(R)
                                                                 SUBACCOUNT(5)  SUBACCOUNT(7)
                                                                 -------------  -------------
Investment income
     Distributions                                               $         16   $        -
Expenses
     Mortality, expense risk and administrative charges                     5          1,372
                                                                 -------------  -------------
Net investment income (loss)                                               11         (1,372)
                                                                 -------------  -------------
Net realized gain (loss) from share transactions                          -             (569)
Net realized gain distribution from Fund                                  -              -
Net unrealized appreciation (depreciation) on investment                   86       (260,978)
                                                                 -------------  -------------
Net gain (loss) on investments                                             86       (261,547)
                                                                 -------------  -------------
Net increase (decrease) in net assets resulting from operations  $         97   $   (262,919)
                                                                 =============  =============

(1)  From inception January 6, 2000 to December 31, 2000
(2)  From inception June 14, 2000 to December 31, 2000
(3)  From inception June 6, 2000 to December 31, 2000
(4)  From inception December 16, 2000 to December 31, 2000
(5)  From inception December 6, 2000 to December 31, 2000
(6)  From inception August 21, 2000 to December 31, 2000
(7)  From inception August 23, 2000 to December 31, 2000

                      See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                      GOODWIN        OAKHURST
                                                                     GOODWIN         ENGEMANN       MULTI-SECTOR     STRATEGIC
                                                                   MONEY MARKET   CAPITAL GROWTH    FIXED INCOME    ALLOCATION
                                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                                 ---------------  ---------------  --------------  -----------
Investment income
     Distributions.........................................      $    1,401,659    $     881,082   $   1,426,094   $ 1,035,758
Expenses
     Mortality, expense risk and administrative charges....             236,917        2,894,867         137,459       362,811
                                                                 --------------    -------------   -------------   -----------
Net investment income (loss)...............................           1,164,742       (2,013,785)      1,288,635       672,947
                                                                 --------------    -------------   -------------   -----------
Net realized gain (loss) from share transactions...........                 -            199,224           1,383         6,462
Net realized gain distribution from Fund...................                 -         33,712,379             -       2,422,170
Net unrealized appreciation (depreciation) on investment...                 -         67,520,555        (510,719)    1,547,396
                                                                 --------------    -------------   -------------   -----------
Net gain (loss) on investments.............................                 -        101,432,158        (509,336)    3,976,028
                                                                 --------------    -------------   -------------   -----------
Net increase (decrease) in net assets resulting from
   operations..............................................      $    1,164,742    $  99,418,373   $     779,299   $ 4,648,975
                                                                 ==============    =============   =============   ===========

                                                                                                   DUFF & PHELPS     SENECA
                                                                     ABERDEEN         OAKHURST      REAL ESTATE     STRATEGIC
                                                                  INTERNATIONAL       BALANCED      SECURITIES       THEME
                                                                    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                 ---------------   -------------   -------------   -----------
Investment income
     Distributions.........................................      $    1,559,263    $     722,804   $     201,455   $       -
Expenses
     Mortality, expense risk and administrative charges....             513,193          235,015          31,223       114,711
                                                                 --------------    -------------   -------------   -----------
Net investment income (loss)...............................           1,046,070          487,789         170,232      (114,711)
                                                                 --------------    -------------   -------------   -----------
Net realized gain (loss) from share transactions...........              47,349           13,373          (8,551)       (3,328)
Net realized gain distribution from Fund...................           9,024,051        1,090,011             -       2,873,771
Net unrealized appreciation (depreciation) on investment...           6,988,805        1,469,608         (25,923)    4,256,078
                                                                 --------------    -------------   -------------   -----------
Net gain (loss) on investments.............................          16,060,205        2,572,992         (34,474)    7,126,521
                                                                 --------------    -------------   -------------   -----------
Net increase (decrease) in net assets resulting from
   operations..............................................      $   17,106,275    $   3,060,781   $     135,758   $ 7,011,810
                                                                 ==============    =============   =============   ===========

                                                                                      RESEARCH                        SENECA
                                                                     ABERDEEN         ENHANCED        ENGEMANN       MID-CAP
                                                                     NEW ASIA           INDEX       NIFTY FIFTY       GROWTH
                                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                 --------------    -------------   -------------   -----------
Investment income
     Distributions ........................................      $       22,625    $     209,690   $         -     $       -
Expenses
     Mortality, expense risk and administrative charges ...              17,571          172,148          40,023        13,409
                                                                 --------------    -------------   -------------   -----------
Net investment income (loss) ..............................               5,054           37,542         (40,023)      (13,409)
                                                                 --------------    -------------   -------------   -----------
Net realized gain (loss) from share transactions ..........               4,188            9,241             817         4,734
Net realized gain distribution from Fund ..................                  -         1,395,107              -         74,364
Net unrealized appreciation (depreciation) on investment ..             869,485        2,060,618       1,626,903       871,293
                                                                 --------------    -------------   -------------   -----------
Net gain (loss) on investments ............................             873,673        3,464,966       1,627,720       950,391
                                                                 --------------    -------------   -------------   -----------
Net increase (decrease) in net assets resulting from
   operations .............................................      $      878,727    $   3,502,508   $   1,587,697   $   936,982
                                                                 ==============    =============   =============   ===========

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                                 OAKHURST
                                                                GROWTH AND       HOLLISTER         SCHAFER        WANGER U.S.
                                                                  INCOME        VALUE EQUITY    MID-CAP VALUE      SMALL CAP
                                                                SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                               -----------      ------------     -----------      -----------
Investment income
     Distributions.........................................    $    51,165      $      6,780     $    20,315      $       -
Expenses
     Mortality, expense risk and administrative charges....         55,910            12,530          10,223          268,787
                                                               -----------      ------------     -----------      -----------
Net investment income (loss)...............................         (4,745)           (5,750)         10,092         (268,787)
                                                               -----------      ------------     -----------      -----------
Net realized gain (loss) from share transactions...........           (252)            3,904         (25,572)          72,743
Net realized gain distribution from Fund...................        119,133           142,030             -          2,967,831
Net unrealized appreciation (depreciation) on investment...      1,012,913           291,974        (130,299)       4,934,358
                                                               -----------      ------------     -----------      -----------
Net gain (loss) on investments.............................      1,131,794           437,908        (155,871)       7,974,932
                                                               -----------      ------------     -----------      -----------
Net increase (decrease) in net assets resulting from
   operations..............................................    $ 1,127,049      $    432,158     $  (145,779)     $ 7,706,145
                                                               ===========      ============     ===========      ===========

                                                                   WANGER                         TEMPLETON
                                                               INTERNATIONAL      TEMPLETON         ASSET         TEMPLETON
                                                                 SMALL CAP          STOCK         ALLOCATION    INTERNATIONAL
                                                                 SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                               ------------     ------------     -----------     ------------
Investment income
     Distributions.........................................    $   190,889      $      1,255     $       844      $     3,225
Expenses
     Mortality, expense risk and administrative charges....        123,317             1,324           1,149            4,112
                                                               -----------      ------------     -----------      -----------
Net investment income (loss)...............................         67,572               (69)           (305)            (887)
                                                               -----------      ------------     -----------      -----------
Net realized gain (loss) from share transactions...........         28,287             1,336             172           16,281
Net realized gain distribution from Fund...................            -               6,648           5,190           12,000
Net unrealized appreciation (depreciation) on investment...     15,112,035            42,995          26,220          129,839
                                                               -----------      ------------     -----------      -----------
Net gain (loss) on investments.............................     15,140,322            50,979          31,582          158,120
                                                               -----------      ------------     -----------      -----------
Net increase (decrease) in net assets resulting from
   operations..............................................    $15,207,894      $     50,910     $    31,277      $   157,233
                                                               ===========      ============     ===========      ===========

                                                                TEMPLETON
                                                                DEVELOPING      MUTUAL SHARES      WANGER            WANGER
                                                                 MARKETS         INVESTMENTS       TWENTY        FOREIGN FORTY
                                                                SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(1)    SUBACCOUNT(2)
                                                               ------------     ------------     -----------      -----------
Investment income
     Distributions.........................................    $       265      $        156     $       -        $       -
Expenses
     Mortality, expense risk and administrative charges....          2,573             1,498           2,874            1,627
                                                               -----------      ------------     -----------      -----------
Net investment income (loss)...............................         (2,308)           (1,342)         (2,874)          (1,627)
                                                               -----------      ------------     -----------      -----------

Net realized gain (loss) from share transactions...........           (584)              382          12,711            7,285
Net realized gain distribution from Fund...................              -               -               -                -
Net unrealized appreciation (depreciation) on investment...        117,427             9,335          65,825          214,413
                                                               -----------      ------------     -----------      -----------
Net gain (loss) on investments.............................        116,843             9,717          78,536          221,698
                                                               -----------      ------------     -----------      -----------
Net increase (decrease) in net assets resulting from
   operations..............................................    $   114,535      $      8,375     $    75,662      $   220,071
                                                               ===========      ============     ===========      ===========

(1) From inception February 5, 1999 to December 31, 1999
(2) From inception February 9, 1999 to December 31, 1999

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                                                                   FEDERATED         FEDERATED
                                                                     EAFE          BANKERS         U.S. GOV'T       HIGH INCOME
                                                                 EQUITY INDEX    TRUST DOW 30     SECURITIES II     BOND FUND II
                                                                SUBACCOUNT(3)   SUBACCOUNT(4)     SUBACCOUNT(5)    SUBACCOUNT(6)
                                                                --------------  -------------     ------------     --------------
Investment income
     Distributions........................................       $       3,673   $         6       $       -        $         -
Expenses
     Mortality, expense risk and administrative charges...                 364             0               144                287
                                                                --------------  ------------      ------------     --------------
Net investment income (loss)..............................               3,309             6              (144)              (287)
                                                                --------------  ------------      ------------     --------------
Net realized gain (loss) from share transactions..........                  (2)          -                  (0)               (11)
Net realized gain distribution from Fund..................               6,862           -                 -                  -
Net unrealized appreciation (depreciation) on investment..              18,079            22               214              3,106
                                                                --------------  ------------      ------------     --------------
Net gain (loss) on investments............................              24,939            22               214              3,095
                                                                --------------  ------------      ------------     --------------
Net increase (decrease) in net assets resulting from
   operations.............................................       $      28,248   $        28       $        70      $       2,808
                                                                ==============  ============      ============     ==============

                                                                     JANUS                        JANUS FLEXIBLE    MORGAN STANLEY
                                                                 EQUITY INCOME  JANUS GROWTH         INCOME         FOCUS EQUITY
                                                                 SUBACCOUNT(7)  SUBACCOUNT(8)     SUBACCOUNT(9)     SUBACCOUNT(10)
                                                                --------------  -------------     ------------     --------------
Investment income
     Distributions........................................       $         -     $      -          $         9      $        -
Expenses
     Mortality, expense risk and administrative charges...                   1            16                 1                  0
                                                                --------------  ------------      ------------      -------------
Net investment income (loss)..............................                  (1)          (16)                8               -
                                                                --------------  ------------      ------------      -------------
Net realized gain (loss) from share transactions..........                 -               0                (0)                 1
Net realized gain distribution from Fund..................                 -            -                  -                 -
Net unrealized appreciation (depreciation) on investment..                 209         2,162                (7)                74
                                                                --------------  ------------      ------------      -------------
Net gain (loss) on investments............................                 209         2,162                (7)                75
                                                                --------------  ------------      ------------      -------------
Net increase (decrease) in net assets resulting from
   operations.............................................       $         208   $     2,146       $         1      $          75
                                                                ==============  ============      ============      =============

                                                                 TECHNOLOGY
                                                                  PORTFOLIO
                                                                SUBACCOUNT(11)
                                                               ---------------
Investment income
     Distributions.........................................      $        -
Expenses
     Mortality, expense risk and administrative charges....                12
                                                                -------------
Net investment income (loss)...............................               (12)
                                                                -------------
Net realized gain (loss) from share transactions...........                (0)
Net realized gain distribution from Fund...................               -
Net unrealized appreciation (depreciation) on investment...             2,402
                                                                -------------
Net gain (loss) on investments.............................             2,402
                                                                -------------
Net increase (decrease) in net assets resulting from
   operations..............................................      $      2,390
                                                                =============

(3)  From inception July 20, 1999 to December 31, 1999
(4)  From inception December 23, 1999 to December 31, 1999
(5)  From inception August 5, 1999 to December 31, 1999
(6)  From inception August 2, 1999 to December 31, 1999
(7)  From inception December 23, 1999 to December 31, 1999
(8)  From inception December 20, 1999 to December 31, 1999
(9)  From inception December 21, 1999 to December 31, 1999
(10) From inception December 21, 1999 to December 31, 1999
(11) From inception December 20, 1999 to December 31, 1999

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                     PHOENIX-                                       PHOENIX-ALLIANCE/
                                                    ABERDEEN         PHOENIX-      PHOENIX-AIM MID- BERNSTEIN GROWTH    PHOENIX-
                                                  INTERNATIONAL    ABERDEEN NEW      CAP EQUITY        + VALUE       DEUTSCHE DOW 30
                                                    SUBACCOUNT    ASIA SUBACCOUNT   SUBACCOUNT(6)    SUBACCOUNT(5)      SUBACCOUNT
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $    (412,020)   $      41,926    $           (9)   $           7    $      13,418
    Net realized gain (loss)                           684,638           (4,531)              -                 (1)          18,325
    Net unrealized appreciation (depreciation)     (16,033,904)         (36,942)              423              126          (48,607)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                  (15,761,286)             453               414              132          (16,864)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                             7,253,797          451,971            10,574            3,217          629,143
    Participant transfers                           (3,389,179)        (266,642)            5,279           11,398        1,562,250
    Participant withdrawals                         (5,693,048)        (277,281)             (227)            (126)        (209,157)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions      (1,828,430)         (91,952)           15,626           14,489        1,982,236
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets          (17,589,716)         (91,499)           16,040           14,621        1,965,372
NET ASSETS
    Beginning of period                             63,062,850        2,917,084               -               -             513,220
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    End of period                                $  45,473,134    $   2,825,585    $       16,040    $      14,621    $   2,478,592
                                                ===============  ===============  ================  ===============  ===============

                                                    PHOENIX-                                                             PHOENIX-
                                                    DEUTSCHE      PHOENIX-DUFF &      PHOENIX-                        ENGEMANN SMALL
                                                   NASDAQ-100      PHELPS REAL        ENGEMANN         PHOENIX-          & MID-CAP
                                                    INDEX(R)    ESTATE SECURITIES  CAPITAL GROWTH   ENGEMANN NIFTY        GROWTH
                                                   SUBACCOUNT      SUBACCOUNT        SUBACCOUNT    FIFTY SUBACCOUNT     SUBACCOUNT
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $      (8,025)   $     225,865    $   (1,960,485)   $     (69,872)   $      (6,032)
    Net realized gain (loss)                           (61,422)           2,871         3,311,928            2,182             (100)
    Net unrealized appreciation (depreciation)        (436,964)         184,486      (127,693,924)      (4,096,493)        (203,376)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                     (506,411)         413,222      (126,342,481)      (4,164,183)        (209,508)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                               640,901          999,587        47,451,399        2,889,299          219,789
    Participant transfers                            1,044,127        1,305,039       (13,046,378)        (113,322)         824,748
    Participant withdrawals                           (137,839)        (770,053)      (38,306,436)      (1,297,369)        (106,578)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions       1,547,189        1,534,573        (3,901,415)       1,478,608          937,959
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets            1,040,778        1,947,795      (130,243,896)      (2,685,575)         728,451
NET ASSETS
    Beginning of period                                538,426        5,840,267       358,052,225       10,801,500          343,897
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    End of period                                $   1,579,204    $   7,788,062    $  227,808,329    $   8,115,925    $   1,072,348
                                                ===============  ===============  ================  ===============  ===============

                                                   PHOENIX-                       PHOENIX-GOODWIN                      PHOENIX-J.P.
                                                 FEDERATED U.S.  PHOENIX-GOODWIN    MULTI-SECTOR   PHOENIX-HOLLISTER MORGAN RESEARCH
                                                  GOVERNMENT      MONEY MARKET      FIXED INCOME      VALUE EQUITY   ENHANCED INDEX
                                                BOND SUBACCOUNT    SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $      19,884    $   1,174,712    $    1,569,256    $      13,263    $     (30,406)
    Net realized gain (loss)                            13,771                -            12,556           68,109         (416,523)
    Net unrealized appreciation (depreciation)         (10,575)               -          (489,299)      (2,047,578)      (3,653,213)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                       23,080        1,174,712         1,092,513       (1,966,206)      (4,100,142)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                60,406       46,087,165         3,022,802        2,975,456        5,499,480
    Participant transfers                              102,359      (22,824,267)        1,048,107        6,799,234       (3,047,139)
    Participant withdrawals                            (44,544)     (10,324,009)       (2,653,018)      (1,315,071)      (2,791,257)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions         118,221       12,938,889         1,417,891        8,459,619         (338,916)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets              141,301       14,113,601         2,510,404        6,493,413       (4,439,058)
NET ASSETS
    Beginning of period                                265,904       35,630,584        19,752,888         7,505,462       29,693,167
                                                ---------------  ---------------  ----------------   ---------------  --------------
    End of period                                $     407,205    $  49,744,185    $   22,263,292     $  13,998,875    $  25,254,109
                                                ===============  ===============  ================   ===============  ==============

                                                                                                      PHOENIX-MFS
                                                 PHOENIX-JANUS    PHOENIX-JANUS     PHOENIX-JANUS   INVESTORS GROWTH   PHOENIX-MFS
                                                  CORE EQUITY    FLEXIBLE INCOME       GROWTH           STOCK        INVESTORS TRUST
                                                  SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT(3)     SUBACCOUNT(7)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $         586    $      36,387    $      (86,030)   $         (83)   $          (1)
    Net realized gain (loss)                              (895)          10,058           (76,723)             -                -
    Net unrealized appreciation (depreciation)        (202,174)          (9,787)       (2,992,700)           1,525               18
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                     (202,483)          36,658        (3,155,453)           1,442               17
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                               570,818          271,584         3,471,825           17,612              139
    Participant transfers                              669,224          777,006         1,100,472           92,492            2,215
    Participant withdrawals                           (202,281)        (148,282)       (1,544,947)            (725)             (41)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions       1,037,761          900,308         3,027,350          109,379            2,313
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets              835,278          936,966          (128,103)         110,821            2,330
NET ASSETS
    Beginning of period                              1,249,774          354,929        11,084,159              -                -
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    End of period                                $   2,085,052    $   1,291,895    $   10,956,056    $     110,821   $        2,330
                                                ===============  ===============  ================  ===============  ===============


                      See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                                                     PHOENIX-
                                                              PHOENIX-MORGAN      PHOENIX-         PHOENIX-          OAKHURST
                                               PHOENIX-MFS    STANLEY FOCUS       OAKHURST      OAKHURST GROWTH     STRATEGIC
                                                  VALUE           EQUITY          BALANCED        AND INCOME        ALLOCATION
                                               SUBACCOUNT(4)    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                              --------------- --------------- ----------------- ---------------- ---------------
FROM OPERATIONS
                Net investment income (loss)   $          37   $     (4,673)   $      575,231   $      (37,653)  $      799,434
                Net realized gain (loss)                 -           (3,146)          624,175           41,609          780,125
                Net unrealized appreciation
                   (depreciation)                        762        (89,188)         (668,753)      (1,239,672)      (1,105,951)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations             799        (97,007)          530,653       (1,235,716)         473,608
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                  14,086        181,877         3,793,947        3,389,039        5,085,687
                Participant transfers                 30,296         95,531         1,202,546        1,548,089          (45,029)
                Participant withdrawals                 (413)       (78,992)       (4,805,219)      (2,277,985)      (5,827,087)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions           43,969        198,416           191,274        2,659,143         (786,429)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                             44,768        101,409           721,927        1,423,427         (312,821)
NET ASSETS
                Beginning of period                      -          535,099        30,705,509       12,734,446       47,082,764
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $      44,768   $    636,508    $   31,427,436   $   14,157,873   $   46,769,943
                                              =============== ============== ================= ================ ================

                                              PHOENIX-SANFORD  PHOENIX-SANFORD  PHOENIX-SANFORD
                                              BERNSTEIN GLOBAL  BERNSTEIN MID-  BERNSTEIN SMALL-  PHOENIX-SENECA  PHOENIX-SENECA
                                                   VALUE          CAP VALUE        CAP VALUE      MID-CAP GROWTH  STRATEGIC THEME
                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  --------------  ----------------- --------------- ----------------
FROM OPERATIONS
                Net investment income (loss)   $       1,672   $     47,264    $        5,002   $      (83,848)  $     (203,857)
                Net realized gain (loss)               2,287         44,872            21,639          (60,097)         717,135
                Net unrealized appreciation
                   (depreciation)                     (3,925)     1,010,114           100,904       (3,093,005)      (9,111,080)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations              34      1,102,250           127,545       (3,236,950)      (8,597,802)
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                  30,821      1,200,109           354,089        3,064,589        6,622,949
                Participant transfers                270,260      5,224,696         1,717,463        2,263,611           16,723
                Participant withdrawals              (10,354)      (573,939)          (82,374)      (1,454,853)      (3,403,851)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions          290,727      5,850,866         1,989,178        3,873,347        3,235,821
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                            290,761      6,953,116         2,116,723          636,397       (5,361,981)
NET ASSETS
                Beginning of period                   13,471      2,496,369               500       10,331,824       29,573,027
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $     304,232   $  9,449,485    $    2,117,223   $   10,968,221   $   24,211,046
                                              =============== ============== ================= ================ ================

                                                                                ALGER AMERICAN    DEUTSCHE VIT
                                              AIM V.I. CAPITAL                 LEVERAGED ALLCAP  EAFE(R) EQUITY   DEUTSCHE VIT
                                                APPRECIATION   AIM V.I. VALUE     PORTFOLIO           INDEX      EQUITY 500 INDEX
                                                SUBACCOUNT(2)   SUBACCOUNT(1)     SUBACCOUNT        SUBACCOUNT    SUBACCOUNT(3)
                                              --------------- -------------- ----------------- ---------------- -----------------
FROM OPERATIONS
                Net investment income (loss)   $        (349)  $       (804)   $      (17,830)  $      (18,237)  $         (108)
                Net realized gain (loss)              12,491         10,829          (110,536)         (98,848)             909
                Net unrealized appreciation
                   (depreciation)                    (10,408)       (13,248)         (110,196)        (581,609)           1,559
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations           1,734         (3,223)         (238,562)        (698,694)           2,360
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                  53,965        102,182           939,225          282,188           32,264
                Participant transfers                116,292        517,443         2,772,856           84,777           96,890
                Participant withdrawals               (6,332)       (15,008)         (352,566)        (191,780)          (2,292)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions          163,925        604,617         3,359,515          175,185          126,862
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                            165,659        601,394         3,120,953         (523,509)         129,222
NET ASSETS
                Beginning of period                      -              -             964,660        2,346,647              -
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $     165,659   $    601,394    $    4,085,613   $    1,823,138   $      129,222
                                              =============== ============== ================= ================ ================

                                               FEDERATED FUND
                                                  FOR U.S.     FEDERATED HIGH                      VIP GROWTH
                                                GOVERNMENT     INCOME BOND     VIP CONTRAFUND(R)  OPPORTUNITIES     VIP GROWTH
                                                SECURITIES II    FUND II          PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                SUBACCOUNT      SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                              ---------------  -------------- ----------------- ---------------- ---------------
FROM OPERATIONS
                Net investment income (loss)   $      22,867   $     94,535    $       (3,699)  $       (1,214)  $      (13,399)
                Net realized gain (loss)                (570)        (6,339)              825          (15,338)         (43,331)
                Net unrealized appreciation
                   (depreciation)                     37,252        (85,291)          (63,394)           3,081         (198,966)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations          59,549          2,905           (66,268)         (13,471)        (255,696)
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                 478,954        252,573           411,338          152,772          901,093
                Participant transfers              3,812,951      1,343,123         1,078,404          203,382        1,914,923
                Participant withdrawals             (217,484)      (180,099)         (138,546)         (49,803)        (268,649)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions        4,074,421      1,415,597         1,351,196          306,351        2,547,367
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                          4,133,970      1,418,502         1,284,928          292,880        2,291,671
NET ASSETS
                Beginning of period                  421,646        633,614           496,749           86,924          637,633
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $   4,555,616   $  2,052,116    $    1,781,677   $      379,804   $    2,929,304
                                              =============== ============== ================= ================ ================

                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                    TEMPLETON
                                                                                    DEVELOPING       TEMPLETON        TEMPLETON
                                                 MUTUAL SHARES   TEMPLETON ASSET      MARKETS         GROWTH        INTERNATIONAL
                                                  SECURITIES        STRATEGY        SECURITIES      SECURITIES       SECURITIES
                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM OPERATIONS
                Net investment income (loss)    $       17,021   $          975   $        3,503   $     200,944   $       63,884
                Net realized gain (loss)               110,077          128,322          (80,550)         23,139          691,396
                Net unrealized appreciation
                   (depreciation)                      (76,326)        (112,503)        (105,561)       (230,479)      (1,275,624)
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease)
                   resulting from operations            50,772           16,794         (182,608)         (6,396)        (520,344)
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                   555,755          205,212          364,378         572,797        1,084,061
                Participant transfers                1,993,145          (84,403)      (1,276,264)      1,176,942        1,279,567
                Participant withdrawals               (202,381)        (241,200)        (131,445)       (203,301)        (395,095)
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets resulting from
                    participant transactions         2,346,519         (120,391)      (1,043,331)      1,546,438        1,968,533
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets                           2,397,291         (103,597)      (1,225,939)      1,540,042        1,448,189
NET ASSETS
                Beginning of period                    791,390          571,672        2,236,522         614,497        2,942,586
                                               ---------------- ---------------- ---------------- --------------- ----------------
                End of period                   $    3,188,681   $      468,075   $    1,010,583   $   2,154,539   $    4,390,775
                                               ================ ================ ================ =============== ================

                                                                                     WANGER
                                                  TECHNOLOGY                      INTERNATIONAL                     WANGER U.S.
                                                   PORTFOLIO     WANGER FOREIGN     SMALL CAP      WANGER TWENTY     SMALL CAP
                                                  SUBACCOUNT    FORTY SUBACCOUNT   SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM OPERATIONS
                Net investment income (loss)    $      (42,923)  $      (14,590)  $     (182,116)  $     (14,955)  $     (327,685)
                Net realized gain (loss)               (58,308)         160,155        7,265,126          19,930            1,953
                Net unrealized appreciation
                   (depreciation)                   (3,879,702)        (877,660)     (12,801,607)        195,312        4,794,973
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease)
                   resulting from operations        (3,980,933)        (732,095)      (5,718,597)        200,287        4,469,241
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                 2,429,648          743,866        4,697,518         564,466        7,889,500
                Participant transfers                   38,850          276,609          323,146         358,770          961,478
                Participant withdrawals               (805,801)        (375,650)      (2,819,819)       (267,035)      (5,577,189)
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets resulting from
                    participant transactions         1,662,697          644,825        2,200,845         656,201        3,273,789
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets                          (2,318,236)         (87,270)      (3,517,752)        856,488        7,743,030
NET ASSETS
                Beginning of period                  7,487,274        2,166,194       25,089,230       1,424,853       40,635,344
                                               ---------------- ---------------- ---------------- --------------- ----------------
                End of period                   $    5,169,038   $    2,078,924   $   21,571,478   $   2,281,341   $   48,378,374
                                               ================ ================ ================ =============== ================

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2001

(1)     From inception April 11, 2001 to December 31, 2001
(2)     From inception May 30, 2001 to December 31, 2001
(3)     From inception October 30, 2001 to December 31, 2001
(4)     From inception October 31, 2001 to December 31, 2001
(5)     From inception November 7, 2001 to December 31, 2001
(6)     From inception November 8, 2001 to December 31, 2001
(7)     From inception November 20, 2001 to December 31, 2001

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                                                  GOODWIN MULTI-
                                                                              GOODWIN MONEY       ENGEMANN         SECTOR FIXED
                                                                                 MARKET        CAPITAL GROWTH        INCOME
                                                                               SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                                             ---------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $    1,469,571   $     (3,437,532)  $     1,379,929
    Net realized gain (loss)                                                            -           18,008,510            11,203
    Net unrealized appreciation (depreciation)                                          -          (95,694,487)         (350,553)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                             1,469,571        (81,123,509)        1,040,579
                                                                             ---------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                         44,230,502         53,469,804         2,934,415
    Participant transfers                                                       (39,261,422)       (13,882,601)         (705,192)
    Participant withdrawals                                                      (6,958,363)       (48,848,478)       (1,960,140)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                          (1,989,283)        (9,261,275)          269,083
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets                                          (519,712)       (90,384,784)        1,309,662
NET ASSETS
    Beginning of period                                                          36,150,296        448,437,009        18,443,226
                                                                             ---------------  -----------------  ----------------
    End of period                                                            $   35,630,584   $    358,052,225   $    19,752,888
                                                                             ===============  =================  ================

                                                                                 OAKHURST
                                                                                 STRATEGIC         ABERDEEN          OAKHURST
                                                                                ALLOCATION       INTERNATIONAL       BALANCED
                                                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                             ---------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $      895,322   $        (82,073)  $       618,579
    Net realized gain (loss)                                                      4,793,350          4,826,362         3,304,286
    Net unrealized appreciation (depreciation)                                   (5,791,988)       (17,472,128)       (4,024,087)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                              (103,316)       (12,727,839)         (101,222)
                                                                             ---------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          5,271,780          8,349,483         3,942,652
    Participant transfers                                                        (2,193,683)        (2,449,667)       (1,369,588)
    Participant withdrawals                                                      (5,475,917)        (7,293,463)       (3,388,052)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                          (2,397,820)        (1,393,647)         (814,988)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets                                        (2,501,136)       (14,121,486)         (916,210)
NET ASSETS
    Beginning of period                                                          49,583,900         77,184,336        31,621,719
                                                                             ---------------  -----------------  ----------------
    End of period                                                            $   47,082,764   $     63,062,850   $    30,705,509
                                                                             ===============  =================  ================

                                                                              DUFF & PHELPS
                                                                               REAL ESTATE         SENECA          ABERDEEN NEW
                                                                                SECURITIES     STRATEGIC THEME        ASIA
                                                                                SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                                             ---------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $      167,630   $       (259,771)  $        65,874
    Net realized gain (loss)                                                          1,286          3,979,826             2,675
    Net unrealized appreciation (depreciation)                                    1,088,914         (8,881,795)         (623,993)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                             1,257,830         (5,161,740)         (555,444)
                                                                             ---------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                            905,880          6,598,440           571,271
    Participant transfers                                                            84,208          7,356,731           131,670
    Participant withdrawals                                                        (425,758)        (3,392,243)         (286,003)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                             564,330         10,562,928           416,938
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets                                         1,822,160          5,401,188          (138,506)
NET ASSETS
    Beginning of period                                                           4,018,107         24,171,839         3,055,590
                                                                             ---------------  -----------------  ----------------
    End of period                                                            $    5,840,267   $     29,573,027   $     2,917,084
                                                                             ===============  =================  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                              J.P. MORGAN
                                                                                RESEARCH        ENGEMANN NIFTY    SENECA MID-CAP
                                                                             ENHANCED INDEX         FIFTY             GROWTH
                                                                               SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                                            ----------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                            $        14,296   $        (89,754)  $       (58,763)
    Net realized gain (loss)                                                        739,691             (7,270)          873,027
    Net unrealized appreciation (depreciation)                                   (4,415,945)        (2,313,247)         (914,018)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                            (3,661,958)        (2,410,271)          (99,754)
                                                                            ----------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          5,935,241          3,411,555         1,860,532
    Participant transfers                                                         1,867,738          2,276,138         6,257,589
    Participant withdrawals                                                      (2,583,343)        (1,282,380)         (842,357)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
      from participant transactions                                               5,219,636          4,405,313         7,275,764
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets                                         1,557,678          1,995,042         7,176,010
NET ASSETS
    Beginning of period                                                          28,135,489          8,806,458         3,155,814
                                                                            ----------------  -----------------  ----------------
    End of period                                                           $    29,693,167   $     10,801,500   $    10,331,824
                                                                            ================  =================  ================

                                                                                OAKHURST                            SANFORD
                                                                               GROWTH AND      HOLLISTER VALUE    BERNSTEIN MID-
                                                                                 INCOME            EQUITY           CAP VALUE
                                                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                            ----------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                            $       (30,249)  $         (2,718)  $         2,063
    Net realized gain (loss)                                                         58,170            640,515            (1,024)
    Net unrealized appreciation (depreciation)                                     (993,442)           718,594           318,184
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                              (965,521)         1,356,391           319,223
                                                                            ----------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          3,415,813          1,229,412           425,728
    Participant transfers                                                         1,507,066          2,831,492           435,298
    Participant withdrawals                                                      (1,324,981)          (522,187)         (184,944)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
      from participant transactions                                               3,597,898          3,538,717           676,082
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets                                         2,632,377          4,895,108           995,305
NET ASSETS
    Beginning of period                                                          10,102,069          2,610,354         1,501,064
                                                                            ----------------  -----------------  ----------------
    End of period                                                           $    12,734,446   $      7,505,462   $     2,496,369
                                                                            ================  =================  ================

                                                                                                   WANGER
                                                                               WANGER U.S.     INTERNATIONAL        TEMPLETON
                                                                                SMALL-CAP        SMALL-CAP            GROWTH
                                                                               SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                                            ----------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                            $      (268,970)  $       (247,731)  $          (247)
    Net realized gain (loss)                                                      5,314,444          3,685,070            42,523
    Net unrealized appreciation (depreciation)                                   (8,908,091)       (13,144,869)          (10,475)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                            (3,862,617)        (9,707,530)           31,801
                                                                            ----------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          8,161,032          5,008,047           143,501
    Participant transfers                                                        (1,477,499)         3,499,721           215,851
    Participant withdrawals                                                      (3,921,188)        (2,958,472)          (75,212)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
      from participant transactions                                               2,762,345          5,549,296           284,140
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets                                        (1,100,272)        (4,158,234)          315,941
NET ASSETS
    Beginning of period                                                          41,735,616         29,247,464           298,556
                                                                            ----------------  -----------------  ----------------
    End of period                                                           $    40,635,344   $     25,089,230   $       614,497
                                                                            ================  =================  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                                                   TEMPLETON
                                                                                 TEMPLETON         TEMPLETON       DEVELOPING
                                                                               ASSET STRATEGY    INTERNATIONAL       MARKETS
                                                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                              ----------------  ---------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                              $         5,710   $       15,480   $          (790)
    Net realized gain (loss)                                                           76,344          215,169           (13,480)
    Net unrealized appreciation (depreciation)                                        (80,823)        (269,663)         (420,356)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) resulting from operations                                   1,231          (39,014)         (434,626)
                                                                              ----------------  ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                              160,423          812,534           548,959
    Participant transfers                                                             218,575        1,334,917         1,581,009
    Participant withdrawals                                                           (97,608)        (436,763)         (223,454)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                               281,390        1,710,688         1,906,514
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets                                             282,621        1,671,674         1,471,888
NET ASSETS
    Beginning of period                                                               289,051        1,270,912           764,634
                                                                              ----------------  ---------------  ----------------
    End of period                                                             $       571,672   $    2,942,586   $     2,236,522
                                                                              ================  ===============  ================

                                                                               MUTUAL SHARES                      WANGER FOREIGN
                                                                               INVESTMENTS      WANGER TWENTY         FORTY
                                                                                SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                                              ----------------  ---------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                              $           258   $       (7,458)  $       (11,779)
    Net realized gain (loss)                                                             (874)          22,049            53,250
    Net unrealized appreciation (depreciation)                                         54,288           60,457          (198,798)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) resulting from operations                                  53,672           75,048          (157,327)
                                                                              ----------------  ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                              210,237          326,411           444,420
    Participant transfers                                                             217,947          470,630         1,419,460
    Participant withdrawals                                                          (101,571)        (133,597)         (143,042)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                               326,613          663,444         1,720,838
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets                                             380,285          738,492         1,563,511
NET ASSETS
    Beginning of period                                                               411,105          686,361           602,683
                                                                              ----------------  ---------------  ----------------
    End of period                                                             $       791,390   $    1,424,853   $     2,166,194
                                                                              ================  ===============  ================

                                                                                                                  FEDERATED U.S.
                                                                               EAFE(R) EQUITY    BANKERS TRUST        GOV'T
                                                                                    INDEX           DOW 30        SECURITIES II
                                                                                  SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                                              ----------------  ---------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                              $       (13,480)  $        1,622   $         2,845
    Net realized gain (loss)                                                           39,666            6,815               (57)
    Net unrealized appreciation (depreciation)                                       (300,903)          (4,673)           19,618
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) resulting from operations                                (274,717)           3,764            22,406
                                                                              ----------------  ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                              324,384          107,635            87,647
    Participant transfers                                                           2,270,656          424,235           261,097
    Participant withdrawals                                                          (211,405)         (27,696)          (29,164)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                             2,383,635          504,174           319,580
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets                                           2,108,918          507,938           341,986
NET ASSETS
    Beginning of period                                                               237,729            5,282            79,660
                                                                              ----------------  ---------------  ----------------
    End of period                                                             $     2,346,647   $      513,220   $       421,646
                                                                              ================  ===============  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                             FEDERATED HIGH
                                                                              INCOME BOND      FEDERATED U.S.      JANUS EQUITY
                                                                                FUND II          GOV'T BOND           INCOME
                                                                               SUBACCOUNT       SUBACCOUNT(1)       SUBACCOUNT
                                                                             ----------------  ----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $        35,671   $         6,283   $           821
    Net realized gain (loss)                                                          (3,310)              (99)              (95)
    Net unrealized appreciation (depreciation)                                       (93,236)           10,265          (102,510)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) resulting from operations                                (60,875)           16,449          (101,784)
                                                                             ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                             209,736            21,214           371,910
    Participant transfers                                                            471,350           243,678         1,049,012
    Participant withdrawals                                                         (165,804)          (15,437)          (82,762)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                              515,282           249,455         1,338,160
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets                                            454,407           265,904         1,236,376
NET ASSETS
    Beginning of period                                                              179,207               -              13,398
                                                                             ----------------  ----------------  ----------------
    End of period                                                            $       633,614   $       265,904   $     1,249,774
                                                                             ================  ================  ================

                                                                                                JANUS FLEXIBLE    MORGAN STANLEY
                                                                               JANUS GROWTH         INCOME         FOCUS EQUITY
                                                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                             ----------------  ----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $       (53,711)  $        12,598   $        (2,929)
    Net realized gain (loss)                                                          (1,997)               70               222
    Net unrealized appreciation (depreciation)                                    (1,815,303)              774          (101,536)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) resulting from operations                             (1,871,011)           13,442          (104,243)
                                                                             ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                           2,592,783           111,451           152,659
    Participant transfers                                                         10,968,373           259,859           518,092
    Participant withdrawals                                                         (785,493)          (34,137)          (33,482)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                           12,775,663           337,173           637,269
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets                                         10,904,652           350,615           533,026
NET ASSETS
    Beginning of period                                                              179,507             4,314             2,073
                                                                             ----------------  ----------------  ----------------
    End of period                                                            $    11,084,159   $       354,929   $       535,099
                                                                             ================  ================  ================

                                                                             MORGAN STANLEY    ALGER AMERICAN        ENGEMANN
                                                                               TECHNOLOGY        LEVERAGED         SMALL & MID-
                                                                                PORTFOLIO         ALL-CAP           CAP GROWTH
                                                                               SUBACCOUNT       SUBACCOUNT(2)      SUBACCOUNT(6)
                                                                             ----------------  ----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $       (55,511)  $        (2,461)  $          (616)
    Net realized gain (loss)                                                         (28,279)           (3,557)               27
    Net unrealized appreciation (depreciation)                                    (3,746,268)         (203,983)          (62,707)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) resulting from operations                             (3,830,058)         (210,001)          (63,296)
                                                                             ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                           2,178,620           215,280            43,300
    Participant transfers                                                          9,701,539           990,287           371,361
    Participant withdrawals                                                         (674,951)          (30,906)           (7,468)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                           11,205,208         1,174,661           407,193
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets                                          7,375,150           964,660           343,897
NET ASSETS
    Beginning of period                                                              112,124               -                 -
                                                                             ----------------  ----------------  ----------------
    End of period                                                            $     7,487,274   $       964,660   $       343,897
                                                                             ================  ================  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                                                   FIDELITY VIP
                                                                                 FIDELITY VIP     FIDELITY VIP      GROWTH
                                                                                CONTRAFUND(R)       GROWTH        OPPORTUNITIES
                                                                                 SUBACOUNT(3)     SUBACOUNT(3)    SUBACCOUNT(3)
                                                                                --------------   --------------   ---------------
FROM OPERATIONS
    Net investment income (loss)                                                $         (810)  $       (1,460)  $         (192)
    Net realized gain (loss)                                                               234           (3,019)            (406)
    Net unrealized appreciation (depreciation)                                         (10,222)         (79,962)          (8,528)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) resulting from operations                                  (10,798)         (84,441)          (9,126)
                                                                                ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                                90,132           88,790           11,724
    Participant transfers                                                              426,857          650,387           88,187
    Participant withdrawals                                                             (9,442)         (17,103)          (3,861)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                                507,547          722,074           96,050
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets                                              496,749          637,633           86,924
                                                                                ===============  ===============  ===============
NET ASSETS
    Beginning of period                                                                    -                -                -
                                                                                ---------------  ---------------  ---------------
    End of period                                                               $      496,749   $      637,633   $       86,924
                                                                                ===============  ===============  ===============


                                                                                    SANFORD
                                                                                   BERNSTEIN         SANFORD       BANKERS TRUST
                                                                                   SMALL-CAP        BERNSTEIN        NASDAQ 100
                                                                                     VALUE         GLOBAL VALUE       INDEX(R)
                                                                                 SUBACCOUNT(4)    SUBACCOUNT(5)    SUBACCOUNT(7)
                                                                                ---------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                                                $            1   $           11   $       (1,372)
    Net realized gain (loss)                                                               -                -               (569)
    Net unrealized appreciation (depreciation)                                              33               86         (260,978)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) resulting from operations                                       34               97         (262,919)
                                                                                ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                                    60               88           81,823
    Participant transfers                                                                  414           13,286          726,749
    Participant withdrawals                                                                 (8)             -             (7,227)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets resulting
          From participant transactions                                                    466           13,374          801,345
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets                                                  500           13,471          538,426
NET ASSETS
    Beginning of period                                                                    -                -                -
                                                                                ---------------  ---------------  ---------------
    End of period                                                               $          500   $       13,471   $      538,426
                                                                                ===============  ===============  ===============

(1) From inception January 6, 2000 to December 31, 2000
(2) From inception June 14, 2000 to December 31, 2000
(3) From inception June 6, 2000 to December 31, 2000
(4) From inception December 16, 2000 to December 31, 2000
(5) From inception December 6, 2000 to December 31, 2000
(6) From inception August 21, 2000 to December 31, 2000
(7) From inception August 23, 2000 to December 31, 2000

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                                       GOODWIN
                                                                                    GOODWIN           ENGEMANN       MULTI-SECTOR
                                                                                  MONEY MARKET     CAPITAL GROWTH    FIXED INCOME
                                                                                   SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                                 --------------   ---------------   -------------
FROM OPERATIONS
     Net investment income (loss)....................................            $    1,164,742   $    (2,013,785)  $   1,288,635
     Net realized gain (loss)........................................                       -          33,911,603           1,383
     Net unrealized appreciation (depreciation)......................                       -          67,520,555        (510,719)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) resulting from operations...............                 1,164,742        99,418,373         779,299
                                                                                 --------------   ---------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits............................................                45,745,678        55,380,624       3,185,838
     Participant transfers...........................................               (32,514,036)        2,056,950          10,155
     Participant withdrawals.........................................                (7,462,353)      (39,295,629)     (1,861,647)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets resulting.................
           from participant transactions.............................                 5,769,289        18,141,945       1,334,346
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets...........................                 6,934,031       117,560,318       2,113,645
NET ASSETS
     Beginning of period.............................................                29,216,265       330,876,691      16,329,581
                                                                                 --------------   ---------------   -------------
     End of period...................................................            $   36,150,296   $   448,437,009   $  18,443,226
                                                                                 ==============   ===============   =============

                                                                                    OAKHURST
                                                                                   STRATEGIC         ABERDEEN          OAKHURST
                                                                                   ALLOCATION      INTERNATIONAL       BALANCED
                                                                                   SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                                 --------------   ---------------   -------------
FROM OPERATIONS
     Net investment income (loss)....................................            $      672,947   $     1,046,070   $     487,789
     Net realized gain (loss)........................................                 2,428,632         9,071,400       1,103,384
     Net unrealized appreciation (depreciation)......................                 1,547,396         6,988,805       1,469,608
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) resulting from operations...............                 4,648,975        17,106,275       3,060,781
                                                                                 --------------   ---------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits............................................                 5,766,295         8,895,302       4,014,520
     Participant transfers...........................................                   426,167        (2,116,044)        785,289
     Participant withdrawals.........................................                (4,114,288)       (6,140,365)     (3,398,123)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets resulting
           from participant transactions.............................                 2,078,174           638,893       1,401,686
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets...........................                 6,727,149        17,745,168       4,462,467
NET ASSETS
     Beginning of period.............................................                42,856,751        59,439,168      27,159,252
                                                                                 --------------   ---------------   -------------
     End of period...................................................            $   49,583,900   $    77,184,336   $  31,621,719
                                                                                 ==============   ===============   =============

                                                                                  DUFF & PHELPS       SENECA
                                                                                   REAL ESTATE       STRATEGIC        ABERDEEN
                                                                                   SECURITIES          THEME          NEW ASIA
                                                                                   SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                                                 --------------   ---------------   -------------
FROM OPERATIONS
     Net investment income (loss)....................................            $      170,232   $      (114,711)  $       5,054
     Net realized gain (loss)........................................                    (8,551)        2,870,443           4,188
     Net unrealized appreciation (depreciation)......................                   (25,923)        4,256,078         869,485
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) resulting from operations...............                   135,758         7,011,810         878,727
                                                                                 --------------   ---------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits............................................                 1,205,811         3,459,133         500,215
     Participant transfers...........................................                  (767,489)        7,228,439         378,701
     Participant withdrawals.........................................                  (441,550)       (1,588,498)       (180,470)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets resulting
           from participant transactions.............................                    (3,228)        9,099,074         698,446
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets...........................                   132,530        16,110,884       1,577,173
NET ASSETS
     Beginning of period.............................................                 3,885,577         8,060,955       1,478,417
                                                                                 --------------   ---------------   -------------
     End of period...................................................            $    4,018,107   $    24,171,839   $   3,055,590
                                                                                 ==============   ===============   =============

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                               RESEARCH
                                                               ENHANCED           ENGEMANN            SENECA
                                                                 INDEX           NIFTY FIFTY      MID-CAP GROWTH
                                                              SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss).......................   $         37,542    $       (40,023)   $       (13,409)
     Net realized gain (loss)...........................          1,404,348                817             79,098
     Net unrealized appreciation (depreciation).........          2,060,618          1,626,903            871,293
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations..          3,502,508          1,587,697            936,982
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits...............................          4,764,435          1,600,829            550,378
     Participant transfers..............................          9,507,736          4,539,540            896,097
     Participant withdrawals............................         (2,366,241)          (663,615)          (177,076)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions............         11,905,930          5,476,754          1,269,399
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets..............         15,408,438          7,064,451          2,206,381
NET ASSETS
     Beginning of period................................         12,727,051          1,742,007            949,433
                                                           ----------------    ---------------    ---------------
     End of period......................................   $     28,135,489    $     8,806,458    $     3,155,814
                                                           ================    ===============    ===============

                                                               OAKHURST
                                                              GROWTH AND          HOLLISTER           SCHAFER
                                                                INCOME           VALUE EQUITY      MID-CAP VALUE
                                                              SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $         (4,745)   $        (5,750)   $        10,092
     Net realized gain (loss)..........................             118,881            145,934            (25,572)
     Net unrealized appreciation (depreciation)........           1,012,913            291,974           (130,299)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.           1,127,049            432,158           (145,779)
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................           2,435,487            547,053            436,822
     Participant transfers.............................           4,170,995            999,772            435,382
     Participant withdrawals...........................            (964,227)          (185,449)          (117,678)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........           5,642,255          1,361,376            754,526
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............           6,769,304          1,793,534            608,747
NET ASSETS
     Beginning of period...............................           3,332,765            816,820            892,317
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $     10,102,069    $     2,610,354    $     1,501,064
                                                           ================    ===============    ===============

                                                                                    WANGER
                                                              WANGER U.S.        INTERNATIONAL       TEMPLETON
                                                               SMALL CAP           SMALL CAP           STOCK
                                                              SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $       (268,787)   $        67,572    $           (69)
     Net realized gain (loss)..........................           3,040,574             28,287              7,984
     Net unrealized appreciation (depreciation)........           4,934,358         15,112,035             42,995
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.           7,706,145         15,207,894             50,910
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................           7,502,489          3,435,101            154,926
     Participant transfers.............................            (622,831)           956,598            102,914
     Participant withdrawals...........................          (4,086,854)        (1,563,997)           (37,586)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........           2,792,804          2,827,702            220,254
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............          10,498,949         18,035,596            271,164
NET ASSETS
     Beginning of period...............................          31,236,667         11,211,868             27,392
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $     41,735,616    $    29,247,464    $       298,556
                                                           ================    ===============    ===============

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                                                                      TEMPLETON
                                                            TEMPLETON ASSET        TEMPLETON         DEVELOPING
                                                              ALLOCATION         INTERNATIONAL         MARKETS
                                                              SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $           (305)   $          (887)   $        (2,308)
     Net realized gain (loss)                                         5,362             28,281               (584)
     Net unrealized appreciation (depreciation)........              26,220            129,839            117,427
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.              31,277            157,233            114,535
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................              59,531            188,339            140,700
     Participant transfers.............................             180,739            950,796            564,459
     Participant withdrawals...........................             (20,055)           (78,924)           (65,725)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             220,215          1,060,211            639,434
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             251,492          1,217,444            753,969
NET ASSETS
     Beginning of period ..............................              37,559             53,468             10,665
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        289,051    $     1,270,912    $       764,634
                                                           ================    ===============    ===============

                                                             Mutual Shares                            WANGER
                                                              INVESTMENTS       WANGER TWENTY      FOREIGN FORTY
                                                              SUBACCOUNT        SUBACCOUNT(1)      SUBACCOUNT(2)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $         (1,342)   $        (2,874)   $        (1,627)
     Net realized gain (loss)..........................                 382             12,711              7,285
     Net unrealized appreciation (depreciation)........               9,335             65,825            214,413
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.               8,375             75,662            220,071
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................             131,902            173,164             61,520
     Participant transfers.............................             245,705            492,271            341,129
     Participant withdrawals...........................             (28,647)           (54,736)           (20,037)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             348,960            610,699            382,612
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             357,334            686,361            602,683
NET ASSETS
     Beginning of period...............................              53,771                -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        411,105    $       686,361    $       602,683
                                                           ================    ===============    ===============

                                                                                   BANKERS           FEDERATED
                                                                 EAFE               TRUST           U.S. GOV'T
                                                             EQUITY INDEX          DOW 30          SECURITIES II
                                                             SUBACCOUNT(3)      SUBACCOUNT(4)      SUBACCOUNT(5)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $          3,309    $             6    $          (144)
     Net realized gain (loss)..........................               6,860                -                   (0)
     Net unrealized appreciation (depreciation)........              18,079                 22                214
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.              28,248                 28                 70
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................              25,625                  -              2,203
     Participant transfers.............................             185,637              5,262             79,165
     Participant withdrawals...........................              (1,781)                (8)            (1,778)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             209,481              5,254             79,590
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             237,729              5,282             79,660
NET ASSETS
     Beginning of period...............................                 -                  -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        237,729    $         5,282    $        79,660
                                                           ================    ===============    ===============

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                               FEDERATED
                                                              HIGH INCOME           JANUS
                                                              BOND FUND II      EQUITY INCOME      JANUS GROWTH
                                                             SUBACCOUNT(6)      SUBACCOUNT(7)      SUBACCOUNT(8)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $           (287)   $            (1)   $           (16)
     Net realized gain (loss)..........................                 (11)               -                    0
     Net unrealized appreciation (depreciation)........               3,106                209              2,162
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.               2,808                208              2,146
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................                 298                  -              2,047
     Participant transfers.............................             177,083             13,201            175,407
     Participant withdrawals...........................                (982)               (11)               (93)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             176,399             13,190            177,361
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             179,207             13,398            179,507
NET ASSETS
     Beginning of period...............................                 -                  -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        179,207    $        13,398    $       179,507
                                                           ================    ===============    ===============

                                                                 JANUS          MORGAN STANLEY       TECHNOLOGY
                                                            FLEXIBLE INCOME      FOCUS EQUITY        PORTFOLIO
                                                             SUBACCOUNT(9)      SUBACCOUNT(10)     SUBACCOUNT(11)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $              8    $           -      $           (12)
     Net realized gain (loss)..........................                  (0)                 1                 (0)
     Net unrealized appreciation (depreciation)........                  (7)                74              2,402
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.                   1                 75              2,390
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................                 -                  -                  314
     Participant transfers.............................               4,355              2,045            109,577
     Participant withdrawals...........................                 (42)               (47)              (157)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........               4,313              1,998            109,734
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............               4,314              2,073            112,124
NET ASSETS
     Beginning of period...............................                 -                  -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $          4,314    $         2,073    $       112,124
                                                           ================    ===============    ===============

(1) From inception February 5, 1999 to December 31, 1999
(2) From inception February 9, 1999 to December 31, 1999
(3) From inception July 20, 1999 to December 31, 1999
(4) From inception December 23, 1999 to December 31, 1999
(5) From inception August 5, 1999 to December 31, 1999
(6) From inception August 2, 1999 to December 31, 1999
(7) From inception December 23, 1999 to December 31, 1999
(8) From inception December 20, 1999 to December 31, 1999
(9) From inception December 21, 1999 to December 31, 1999
(10) From inception December 21, 1999 to December 31, 1999
(11) From inception December 20, 1999 to December 31, 1999

                       See Notes to Financial Statements

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
     Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) (the "Account"), formerly Phoenix Home Life Variable Universal Life Account, is a separate investment account of Phoenix Life Insurance Company ("Phoenix") (See Note 10), formerly Phoenix Home Life Mutual Insurance Company. Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account currently consists of 50 subaccounts, that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                      INVESTMENT OBJECTIVE
-----------                                                      --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                            High total return consistent with reasonable risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                 Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                                Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series                 Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series (formerly, Phoenix-Bankers        Track the total return of the Dow Jones Industrial Average(SM)
Trust Dow 30 Series)                                             before fund expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series (formerly, Phoenix-  Track the total return of the Nasdaq-100 Index(R) before fund
Bankers Trust Nasdaq-100(R) Series)                              expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series              Capital appreciation and income with approximately equal
                                                                 emphasis.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series (see Note 11)             Intermediate and long-term growth of capital, with income as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series (see Note 11)                Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                   Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series (see Note 11)      High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                              High level of current income consistent with capital
                                                                 preservation and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                 Long-term total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                            Long-term capital appreciation and a secondary investment
                                                                 objective of current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series               High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity Series (formerly, Phoenix-Janus        Long-term growth of capital.
Equity Income Series) (see Note 11)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                             Maximum total return consistent with the preservation of
                                                                 capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series (see Note 11)                        Long-term capital growth in a manner consistent with the
                                                                 preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                        Long-term growth of capital and future income rather than
                                                                 current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                               Long-term growth of capital and secondarily to provide
                                                                 reasonable current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                         Capital appreciation and reasonable income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                       Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                      INVESTMENT OBJECTIVE
-----------                                                      --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series (see Note 11)                   Reasonable income, long-term capital growth and conservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                        Dividend growth, current income and capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series (see Note 11)       High total return over an extended period of time consistent with prudent investment risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                    Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                   Long-term capital appreciation with current income as the
                                                                 secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                 Long-term capital appreciation. Current income is a secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                             Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                            Long-term appreciation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                               Growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                              Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                        Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund                           Replicate, before expenses, the performance of the Morgan
                                                                 Stanley Capital International EAFE(R) Index.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                               Replicate, before expenses, the performance of the Standard &
                                                                 Poor's 500 Composite Stock Price Index.
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II (see Note 11)   Current income.
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                               High current income.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                      Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                               Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                             Capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                    Capital appreciation with income as a secondary objective.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund                                    High level of total return.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                     Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                 Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund                          Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                             Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                             Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                   Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                    Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                            Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

     B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                      PURCHASES          SALES
----------                                                      ---------          -----
The Phoenix Edge Series Fund
    Phoenix-Aberdeen International Series                    $    6,562,161    $    7,384,196
    Phoenix-Aberdeen New Asia Series                                514,947           564,979
    Phoenix-AIM Mid-Cap Equity Series(6)                             15,646                22
    Phoenix-Alliance/Bernstein Growth + Value Series(5)              14,569                66
    Phoenix-Deutsche Dow 30 Series                                2,267,485           249,351
    Phoenix-Deutsche Nasdaq-100 Index(R) Series                   1,966,626           426,904
    Phoenix-Duff & Phelps Real Estate Securities Series           2,566,013           804,122
    Phoenix-Engemann Capital Growth Series                       33,312,421        33,713,523
    Phoenix-Engemann Nifty Fifty Series                           2,883,051         1,476,193
    Phoenix-Engemann Small & Mid-Cap Growth Series                1,112,690           180,269
    Phoenix-Federated U.S. Government Bond Series                   399,258           249,782
    Phoenix-Goodwin Money Market Series                          35,251,673        21,128,845
    Phoenix-Goodwin Multi-Sector Fixed Income Series              6,258,484         3,270,433
    Phoenix-Hollister Value Equity Series                         9,325,776           778,028
    Phoenix-J.P. Morgan Research Enhanced Index Series            6,562,896         6,752,267
    Phoenix-Janus Core Equity Series                              1,269,558           230,580
    Phoenix-Janus Flexible Income Series                          1,102,453           155,665
    Phoenix-Janus Growth Series                                   4,965,522         2,024,545
    Phoenix-MFS Investors Growth Stock Series(3)                    109,606               244
    Phoenix-MFS Investors Trust Series(7)                             2,320                 7
    Phoenix-MFS Value Series(4)                                      44,248               221
    Phoenix-Morgan Stanley Focus Equity Series                      366,569           172,732
    Phoenix-Oakhurst Balanced Series                              5,235,756         3,851,245
    Phoenix-Oakhurst Growth and Income Series                     4,824,295         2,169,482
    Phoenix-Oakhurst Strategic Allocation Series                  5,627,770         4,855,267
    Phoenix-Sanford Bernstein Global Value Series                   309,263            14,727
    Phoenix-Sanford Bernstein Mid-Cap Value Series                6,588,748           646,240
    Phoenix-Sanford Bernstein Small-Cap Value Series              2,139,180           121,069
    Phoenix-Seneca Mid-Cap Growth Series                          5,242,360         1,452,280
    Phoenix-Seneca Strategic Theme Series                         6,939,004         3,190,212

AIM Variable Insurance Funds
    AIM V.I. Capital Appreciation Fund(2)                           185,818             9,890
    AIM V.I. Value Fund(1)                                          658,695            43,874

The Alger American Fund
    Alger American Leveraged AllCap Portfolio                     3,730,985           318,481

Deutsche Asset Management VIT Funds
    Deutsche VIT EAFE(R) Equity Index Fund                        1,295,517         1,138,928
    Deutsche VIT Equity 500 Index Fund(3)                           176,013            49,194

Federated Insurance Series
    Federated Fund for U.S. Government Securities II              4,473,240           373,099
    Federated High Income Bond Fund II                            2,516,779         1,005,685

Fidelity(R) Variable Insurance Products
    VIP Contrafund(R) Portfolio                                   1,419,552            55,775
    VIP Growth Opportunities Portfolio                              382,024            76,684
    VIP Growth Portfolio                                          2,882,616           283,208

Franklin Templeton Variable Insurance Products Trust -- Class 2
    Mutual Shares Securities Fund                                 2,660,797           186,150
    Templeton Asset Strategy Fund                                 1,221,807         1,289,906
    Templeton Developing Markets Securities Fund                  1,068,082         2,108,154
    Templeton Growth Securities Fund                              1,910,574           138,716
    Templeton International Securities Fund                       3,288,475           553,865

The Universal Institutional Funds, Inc.
    Technology Portfolio                                          3,095,566         1,477,443

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                      PURCHASES          SALES
----------                                                      ---------          -----
Wanger Advisors Trust
    Wanger Foreign Forty                                     $    1,375,264    $      571,104
    Wanger International Small Cap                               11,935,472         2,648,338
    Wanger Twenty                                                 1,132,909           491,170
    Wanger U.S. Small Cap                                         7,185,507         4,235,678

(1)  From inception April 11, 2001 to December 31, 2001
(2)  From inception May 30, 2001 to December 31, 2001
(3)  From inception October 30, 2001 to December 31, 2001
(4)  From inception October 31, 2001 to December 31, 2001
(5)  From inception November 7, 2001 to December 31, 2001
(6)  From inception November 8, 2001 to December 31, 2001
(7)  From inception November 20, 2001 to December 31, 2001

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the period ended December 31, 2001, follows:

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
THE PHOENIX EDGE SERIES:
PHOENIX-ABERDEEN INTERNATIONAL SERIES
Units                                                    24,473,284
Unit Value, end of period                                 $1.858078
Net assets, end of period (thousands)                       $45,473
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets           (0.80)
Total return                                               (24.66%)

PHOENIX-ABERDEEN NEW ASIA SERIES
Units                                                     3,555,559
Unit Value, end of period                                 $0.794695
Net assets, end of period (thousands)                        $2,826
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.50%
Total return                                                  0.21%

PHOENIX-AIM MID CAP EQUITY SERIES(6)
Units                                                        15,075
Unit Value, end of period                                 $1.064065
Net assets, end of period (thousands)                           $16
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.91%) (8)
Total return                                                  5.47%

PHOENIX-ALLIANCE/BERNSTEIN GROWTH AND VALUE SERIES(5)
Units                                                        13,679
Unit Value, end of period                                 $1.068825
Net assets, end of period (thousands)                           $15
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets            0.65% (8)
Total return                                                  3.83%

PHOENIX-DEUTSCHE DOW 30 SERIES
Units                                                     2,814,609
Unit Value, end of period                                 $0.880617
Net assets, end of period (thousands)                        $2,479
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.00%
Total return                                                (6.74%)

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
Units                                                     3,878,705
Unit Value, end of period                                 $0.407147
Net assets, end of period (thousands)                        $1,579
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (33.60%)

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
Units                                                     4,420,316
Unit Value, end of period                                 $1.761879
Net assets, end of period (thousands)                        $7,788
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            3.42%
Total return                                                  5.76%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Units                                                    61,718,275
Unit Value, end of period                                 $3.691068
Net assets, end of period (thousands)                      $227,808
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.74%)
Total return                                               (35.11%)

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
Units                                                     9,465,694
Unit Value, end of period                                 $0.857384
Net assets, end of period (thousands)                        $8,116
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (35.11%)

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
Units                                                     1,815,149
Unit Value, end of period                                 $0.590777
Net assets, end of period (thousands)                        $1,072
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.75%)
Total return                                               (27.31%)

PHOENIX-FEDERATED U.S GOVERNMENT BOND SERIES
Units                                                       330,450
Unit Value, end of period                                 $1.232273
Net assets, end of period (thousands)                          $407
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            4.09%
Total return                                                  4.17%

PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                    29,389,267
Unit Value, end of period                                 $1.692597
Net assets, end of period (thousands)                       $49,744
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            2.84%
Total return                                                  2.99%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Units                                                     8,751,521
Unit Value, end of period                                 $2.543934
Net assets, end of period (thousands)                       $22,263
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            7.34%
Total return                                                  5.24%

PHOENIX-HOLLISTER VALUE EQUITY SERIES
Units                                                     9,739,141
Unit Value, end of period                                 $1.437383
Net assets, end of period (thousands)                       $13,999
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.12%
Total return                                               (18.62%)

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
Units                                                    20,048,035
Unit Value, end of period                                 $1.259680
Net assets, end of period (thousands)                       $25,254
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.11%)
Total return                                               (12.61%)

PHOENIX-JANUS CORE EQUITY SERIES
Units                                                     2,517,526
Unit Value, end of period                                 $0.828215
Net assets, end of period (thousands)                        $2,085
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.04%
Total return                                               (12.35%)

PHOENIX-JANUS FLEXIBLE INCOME SERIES
Units                                                     1,149,888
Unit Value, end of period                                 $1.123496
Net assets, end of period (thousands)                        $1,292
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            4.84%
Total return                                                  6.38%

PHOENIX-JANUS GROWTH SERIES
Units                                                    15,785,620
Unit Value, end of period                                 $0.694053
Net assets, end of period (thousands)                       $10,956
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (24.46%)

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(3)
Units                                                       103,818
Unit Value, end of period                                 $1.067454
Net assets, end of period (thousands)                          $111
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.81%) (8)
Total return                                                  6.75%

PHOENIX-MFS INVESTORS TRUST SERIES(7)
Units                                                         2,238
Unit Value, end of period                                 $1.041047
Net assets, end of period (thousands)                            $2
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.47%) (8)
Total return                                                (0.26%)

PHOENIX-MFS VALUE SERIES(4)
Units                                                        42,403
Unit Value, end of period                                 $1.055814
Net assets, end of period (thousands)                           $45
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets            1.02% (8)
Total return                                                  7.37%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
Units                                                       846,074
Unit Value, end of period                                 $0.752307
Net assets, end of period (thousands)                          $637
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (15.77%)

PHOENIX-OAKHURST BALANCED SERIES
Units                                                    13,357,007
Unit Value, end of period                                 $2.352879
Net assets, end of period (thousands)                       $31,427
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.86%
Total return                                                  1.77%

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
Units                                                    12,075,563
Unit Value, end of period                                 $1.172440
Net assets, end of period (thousands)                       $14,158
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.28%)
Total return                                                (8.90%)

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
Units                                                    12,604,034
Unit Value, end of period                                 $3.710712
Net assets, end of period (thousands)                       $46,770
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.73%
Total return                                                  1.05%

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
Units                                                       326,384
Unit Value, end of period                                 $0.932130
Net assets, end of period (thousands)                          $304
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.47%
Total return                                                (7.59%)

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
Units                                                     8,522,555
Unit Value, end of period                                 $1.108762
Net assets, end of period (thousands)                        $9,449
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.87%
Total return                                                 22.00%

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
Units                                                     1,700,551
Unit Value, end of period                                 $1.245022
Net assets, end of period (thousands)                        $2,117
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.57%
Total return                                                 14.83%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-SENECA MID-CAP GROWTH SERIES
Units                                                     7,666,487
Unit Value, end of period                                 $1.430671
Net assets, end of period (thousands)                       $10,968
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (25.89%)

PHOENIX-SENECA STRATEGIC THEME SERIES
Units                                                    14,905,929
Unit Value, end of period                                 $1.624256
Net assets, end of period (thousands)                       $24,211
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (27.95%)

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. CAPITAL APPRECIATION FUND(2)
Units                                                       188,887
Unit Value, end of period                                 $0.877030
Net assets, end of period (thousands)                          $166
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.81%) (8)
Total return                                               (12.30%)

AIM V.I. VALUE FUND(1)
Units                                                       615,289
Unit Value, end of period                                 $0.977417
Net assets, end of period (thousands)                          $601
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.45%) (8)
Total return                                                (2.26%)

THE ALGER AMERICAN FUND:
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Units                                                     6,415,325
Unit Value, end of period                                 $0.636852
Net assets, end of period (thousands)                        $4,086
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.79%)
Total return                                               (16.61%)

DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND
Units                                                     2,495,507
Unit Value, end of period                                 $0.730569
Net assets, end of period (thousands)                        $1,823
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (25.30%)

DEUTSCHE VIT EQUITY 500 INDEX FUND(3)
Units                                                       122,489
Unit Value, end of period                                 $1.054972
Net assets, end of period (thousands)                          $129
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.81%) (8)
Total return                                                  5.50%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============

FEDERATED INSURANCE SERIES:
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Units                                                     3,854,015
Unit Value, end of period                                 $1.182044
Net assets, end of period (thousands)                        $4,556
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.21%
Total return                                                  6.17%

FEDERATED HIGH INCOME BOND FUND II
Units                                                     2,268,237
Unit Value, end of period                                 $0.904719
Net assets, end of period (thousands)                        $2,052
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            6.71%
Total return                                                  0.57%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO
Units                                                     2,191,035
Unit Value, end of period                                 $0.813167
Net assets, end of period (thousands)                        $1,782
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.39%)
Total return                                               (13.07%)

VIP GROWTH OPPORTUNITIES PORTFOLIO
Units                                                       524,240
Unit Value, end of period                                 $0.724485
Net assets, end of period (thousands)                          $380
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.63%)
Total return                                               (15.13%)

VIP GROWTH PORTFOLIO
Units                                                     4,190,048
Unit Value, end of period                                 $0.699110
Net assets, end of period (thousands)                        $2,929
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (18.39%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2:
MUTUAL SHARES SECURITIES FUND
Units                                                     2,494,390
Unit Value, end of period                                 $1.278341
Net assets, end of period (thousands)                        $3,189
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.88%
Total return                                                  6.19%

TEMPLETON ASSET STRATEGY FUND
Units                                                       430,437
Unit Value, end of period                                 $1.087442
Net assets, end of period (thousands)                          $468
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.13%
Total return                                                (10.67)

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
Units                                                     1,021,204
Unit Value, end of period                                 $0.989599
Net assets, end of period (thousands)                        $1,011
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.19%
Total return                                                (8.82%)

TEMPLETON GROWTH SECURITIES FUND
Units                                                     1,628,111
Unit Value, end of period                                 $1.323337
Net assets, end of period (thousands)                        $2,155
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets           16.03%
Total return                                                (2.09%)

TEMPLETON INTERNATIONAL SECURITIES FUND
Units                                                     4,278,615
Unit Value, end of period                                 $1.026214
Net assets, end of period (thousands)                        $4,391
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            2.00%
Total return                                               (16.67%)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO
Units                                                     12,509,589
Unit Value, end of period                                  $0.413206
Net assets, end of period (thousands)                         $5,169
Expenses as a % of average net assets                          0.80%
Net investment income as a % of average net assets           (0.79%)
Total return                                                (49.26%)

WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY
Units                                                     1,540,402
Unit Value, end of period                                 $1.349598
Net assets, end of period (thousands)                        $2,079
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.66%)
Total return                                               (27.21%)

WANGER INTERNATIONAL SMALL CAP
Units                                                    14,822,518
Unit Value, end of period                                 $1.455318
Net assets, end of period (thousands)                       $21,571
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (21.79%)

WANGER TWENTY
Units                                                     1,403,212
Unit Value, end of period                                 $1.625799
Net assets, end of period (thousands)                        $2,281
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.81%)
Total return                                                  8.22%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
WANGER U.S. SMALL CAP
Units                                                    26,940,784
Unit Value, end of period                                 $1.795730
Net assets, end of period (thousands)                       $48,378
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.74%)
Total return                                                 10.49%

(1) From inception April 11, 2001 to December 31, 2001
(2) From inception May 30, 2001 to December 31, 2001
(3) From inception October 30, 2001 to December 31, 2001
(4) From inception October 31, 2001 to December 31, 2001
(5) From inception November 7, 2001 to December 31, 2001
(6) From inception November 8, 2001 to December 31, 2001
(7) From inception November 20, 2001 to December 31, 2001
(8) Annualized

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                    SUBACCOUNT
                                            -------------------------------------------------------------------------
                                                                                                       PHOENIX-
                                               PHOENIX-                                                 ALLIANCE/
                                               ABERDEEN           PHOENIX-      PHOENIX-AIM MID-       BERNSTEIN
                                             INTERNATIONAL      ABERDEEN NEW       CAP EQUITY        GROWTH + VALUE
FLEX EDGE & FLEX EDGE SUCCESS                  SERIES            ASIA SERIES        SERIES(6)          SERIES(5)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period           24,207,169         3,451,977                -                   -
Participant deposits                              3,307,259           529,676             10,133               3,000
Participant transfers                            (1,807,827)         (347,929)             5,159              10,502
Participant withdrawals                          (2,607,710)         (322,105)              (217)               (116)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                 23,098,891         3,311,619             15,075              13,386
                                           ================  ================  ==================  =================

                                                                SUBACCOUNT
                                           ------------------------------------------------------
                                                                 PHOENIX-        PHOENIX-DUFF &
                                                PHOENIX-         DEUTSCHE        PHELPS REAL
                                           DEUTSCHE DOW 30      NASDAQ-100      ESTATE SECURITIES
FLEX EDGE & FLEX EDGE SUCCESS                   SERIES       INDEX(R) SERIES        SERIES
                                           ---------------- -----------------  ------------------
Units outstanding, beginning of period              518,019           864,652          3,295,651
Participant deposits                                686,907         1,479,708            557,063
Participant transfers                             1,770,560         1,777,040            729,108
Participant withdrawals                            (218,723)         (314,804)          (384,514)
                                           ----------------  ----------------  ------------------
Units outstanding, end of period                  2,756,763         3,806,596          4,197,308
                                           ================  ================  ==================

                                                                                                       PHOENIX-
                                                PHOENIX-                                               ALLIANCE/
                                                ABERDEEN          PHOENIX-      PHOENIX-AIM MID-       BERNSTEIN
                                             INTERNATIONAL      ABERDEEN NEW       CAP EQUITY        GROWTH + VALUE
JOINT EDGE                                       SERIES         ASIA SERIES         SERIES(6)          SERIES(5)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period            1,367,572           226,580                -                   -
Participant deposits                                279,525            57,697                -                   -
Participant transfers                               (55,239)           (9,360)               -                   296
Participant withdrawals                            (217,465)          (30,977)               -                    (3)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                  1,374,393           243,940                -                   293
                                           ================  ================  ==================  =================


                                                                 PHOENIX-        PHOENIX-DUFF &
                                               PHOENIX-          DEUTSCHE         PHELPS REAL
                                            DEUTSCHE DOW 30      NASDAQ-100     ESTATE SECURITIES
JOINT EDGE                                      SERIES        INDEX(R) SERIES       SERIES
                                           ----------------  ----------------  ------------------
Units outstanding, beginning of period               25,538            13,531            210,344
Participant deposits                                 23,795             9,727             38,986
Participant transfers                                21,671            57,607              8,414
Participant withdrawals                             (13,158)           (8,756)           (34,736)
                                           ----------------  ----------------  ------------------
Units outstanding, end of period                     57,846            72,109            223,008
                                           ================  ================  ==================

                                                PHOENIX-                            PHOENIX-           PHOENIX-
                                                ENGEMANN         PHOENIX        ENGEMANN SMALL      FEDERATED U.S.
                                             CAPITAL GROWTH   ENGEMANN NIFTY       & MID-CAP          GOVERNMENT
FLEX EDGE & FLEX EDGE SUCCESS                    SERIES        FIFTY SERIES      GROWTH SERIES        BOND SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period           59,553,010         7,622,561            395,010             224,529
Participant deposits                             10,432,963         2,746,961            332,282              49,009
Participant transfers                            (3,533,446)         (273,979)         1,186,851              58,388
Participant withdrawals                          (8,261,719)       (1,241,927)          (165,948)            (35,381)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                 58,190,808         8,853,616          1,748,195             296,545
                                           ================  ================  ==================  =================

                                                              PHOENIX-GOODWIN
                                            PHOENIX-GOODWIN     MULTI-SECTOR    PHOENIX-HOLLISTER
                                             MONEY MARKET      FIXED INCOME      VALUE EQUITY
FLEX EDGE & FLEX EDGE SUCCESS                   SERIES            SERIES            SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period           20,829,475         7,851,749          4,066,108
Participant deposits                             26,774,054         1,156,058          1,850,896
Participant transfers                           (13,414,538)          408,848          4,191,850
Participant withdrawals                          (5,890,510)         (971,989)          (727,862)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                 28,298,481         8,444,666          9,380,992
                                            ===============  ================  ==================

                                               PHOENIX-                              PHOENIX-           PHOENIX-
                                               ENGEMANN            PHOENIX-       ENGEMANN SMALL      FEDERATED U.S.
                                            CAPITAL GROWTH     ENGEMANN NIFTY        & MID-CAP         GOVERNMENT
JOINT EDGE                                      SERIES           FIFTY SERIES      GROWTH SERIES       BOND SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period            3,398,653           461,705             28,118                 261
Participant deposits                                944,978           252,163             27,666               1,150
Participant transfers                              (122,237)           29,054             19,890              33,441
Participant withdrawals                            (693,927)         (130,844)            (8,720)               (947)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                  3,527,467           612,078             66,954              33,905
                                           ================  ================  ==================  =================

                                                             PHOENIX-GOODWIN
                                            PHOENIX-GOODWIN    MULTI-SECTOR     PHOENIX-HOLLISTER
                                             MONEY MARKET      FIXED INCOME       VALUE EQUITY
JOINT EDGE                                      SERIES           SERIES             SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period              850,992           319,953            183,316
Participant deposits                                778,922            59,009            105,629
Participant transfers                              (373,884)           (7,063)           145,707
Participant withdrawals                            (165,244)          (65,044)           (76,503)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                  1,090,786           306,855            358,149
                                            ===============  ================  ==================

                                              PHOENIX-J.P.
                                            MORGAN RESEARCH    PHOENIX-JANUS     PHOENIX-JANUS
                                             ENHANCED INDEX     CORE EQUITY     FLEXIBLE INCOME     PHOENIX-JANUS
FLEX EDGE & FLEX EDGE SUCCESS                   SERIES             SERIES           SERIES          GROWTH SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period           19,937,249         1,261,590            305,654          11,644,575
Participant deposits                              3,934,028           634,232            237,017           4,136,794
Participant transfers                            (2,428,096)          746,497            669,000           1,147,668
Participant withdrawals                          (2,095,298)         (222,476)          (129,432)         (1,888,025)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                 19,347,883         2,419,843          1,082,239          15,041,012
                                           ================  ================  ==================  =================


                                             PHOENIX-MFS       PHOENIX-MFS
                                            INVESTORS GROWTH  INVESTORS TRUST      PHOENIX-MFS
FLEX EDGE & FLEX EDGE SUCCESS               STOCK SERIES(3)     SERIES(7)        VALUE SERIES(4)
                                            ---------------  -----------------  -----------------
Units outstanding, beginning of period                  -                 -                  -
Participant deposits                                 16,354               134             13,301
Participant transfers                                80,784             1,841             29,382
Participant withdrawals                                (585)              (36)              (394)
                                            ---------------  -----------------  -----------------
Units outstanding, end of period                     96,553             1,939             42,289
                                            ===============  =================  =================



                                              PHOENIX-J.P.
                                            MORGAN RESEARCH    PHOENIX-JANUS     PHOENIX-JANUS
                                             ENHANCED INDEX     CORE EQUITY     FLEXIBLE INCOME     PHOENIX-JANUS
JOINT EDGE                                      SERIES             SERIES           SERIES          GROWTH SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period              659,073            61,162             30,425             420,177
Participant deposits                                236,265            29,376              8,330             434,799
Participant transfers                               (37,272)           23,683             32,393              52,367
Participant withdrawals                            (157,914)          (16,538)            (3,499)           (162,735)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                    700,152            97,683             67,649             744,608
                                           ================  ================  ==================  =================


                                              PHOENIX-MFS       PHOENIX-MFS
                                            INVESTORS GROWTH  INVESTORS TRUST      PHOENIX-MFS
JOINT EDGE                                  STOCK SERIES(3)      SERIES(7)       VALUE SERIES(4)
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period                  -                 -                  -
Participant deposits                                    154               -                  114
Participant transfers                                 7,134               303
Participant withdrawals                                 (23)               (4)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                      7,265               299                114
                                            ===============  ================  ==================


                                                                                    PHOENIX-            PHOENIX-
                                            PHOENIX-MORGAN        PHOENIX-       OAKHURST GROWTH        OAKHURST
                                             STANLEY FOCUS        OAKHURST         AND INCOME           STRATEGIC
FLEX EDGE & FLEX EDGE SUCCESS                EQUITY SERIES    BALANCED SERIES        SERIES        ALLOCATION SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period              575,714        12,690,290          9,163,078          12,310,719
Participant deposits                                225,375         1,528,698          2,598,507           1,287,625
Participant transfers                               105,201           443,636          1,127,935             (53,950)
Participant withdrawals                             (97,226)       (1,908,013)        (1,690,219)         (1,467,183)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                    809,064        12,754,611         11,199,301          12,077,211
                                           ================  ================  ==================  =================

                                            PHOENIX-SANFORD   PHOENIX-SANFORD    PHOENIX-SANFORD
                                            BERNSTEIN GLOBAL   BERNSTEIN MID    BERNSTEIN SMALL-
FLEX EDGE & FLEX EDGE SUCCESS                VALUE SERIES    CAP VALUE SERIES   CAP VALUE SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period                8,447         2,601,035                400
Participant deposits                                 27,978         1,132,963            297,352
Participant transfers                               275,590         5,103,831          1,431,951
Participant withdrawals                              (8,704)         (546,685)           (65,607)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                    303,311         8,291,144          1,664,096
                                            ===============  ================  ==================

                                                                                    PHOENIX-            PHOENIX-
                                            PHOENIX-MORGAN        PHOENIX-       OAKHURST GROWTH        OAKHURST
                                             STANLEY FOCUS        OAKHURST         AND INCOME           STRATEGIC
JOINT EDGE                                   EQUITY SERIES    BALANCED SERIES        SERIES        ALLOCATION SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period               23,455           591,871            731,693             511,471
Participant deposits                                  5,505           111,801            208,608             108,175
Participant transfers                                11,145            19,819            126,508              (5,860)
Participant withdrawals                              (3,095)         (121,095)          (190,547)            (86,963)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                     37,010           602,396            876,262             526,823
                                           ================  ================  ==================  =================



                                            PHOENIX-SANFORD   PHOENIX-SANFORD   PHOENIX-SANFORD
                                            BERNSTEIN GLOBAL  BERNSTEIN MID-    BERNSTEIN SMALL-
JOINT EDGE                                    VALUE SERIES   CAP VALUE SERIES   CAP VALUE SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period                4,909           145,915                 60
Participant deposits                                  5,466            56,678              7,072
Participant transfers                                14,522            63,727             31,196
Participant withdrawals                              (1,824)          (34,909)            (1,873)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                     23,073           231,411             36,455
                                            ===============  ================  ==================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5--(CONTINUED)

                                                                          SUBACCOUNT
                                        -----------------------------------------------------------------------------------
                                        PHOENIX-SENECA   PHOENIX-SENECA  AIM V.I. CAPITAL                   ALGER AMERICAN
                                        MID-CAP GROWTH  STRATEGIC THEME    APPRECIATION    AIM V.I. VALUE  LEVERAGED ALLCAP
FLEX EDGE & FLEX EDGE SUCCESS               SERIES           SERIES           FUND(2)          FUND(1)         PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period       5,026,506       12,117,498               -               -           1,208,552
Participant deposits                         1,790,367        3,347,483            55,187         105,107         1,370,765
Participant transfers                        1,203,127         (87,503)           123,060         509,604         4,208,500
Participant withdrawals                      (788,567)      (1,578,442)           (5,974)        (15,404)         (530,116)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period             7,231,433       13,799,036           172,273         599,307         6,257,701
                                        ==============  ===============  ================  ==============  ================


                                                     SUBACCOUNT
                                         ------------------------------
                                         DEUTSCHE VIT    DEUTSCHE VIT
                                         EAFE(R) EQUITY EQUITY 500 INDEX
FLEX EDGE & FLEX EDGE SUCCESS             INDEX FUND        FUND(3)
                                         -------------  ---------------
Units outstanding, beginning of period       2,231,334              -
Participant deposits                           337,513           29,936
Participant transfers                         (41,266)           89,021
Participant withdrawals                      (200,549)          (2,045)
                                         -------------  ---------------
Units outstanding, end of period             2,327,032          116,912
                                         =============  ===============

                                        PHOENIX-SENECA   PHOENIX-SENECA  AIM V.I. CAPITAL                   ALGER AMERICAN
                                        MID-CAP GROWTH  STRATEGIC THEME    APPRECIATION    AIM V.I. VALUE  LEVERAGED ALLCAP
JOINT EDGE                                  SERIES           SERIES           FUND(2)          FUND(1)         PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period         325,823        1,002,205                 -               -            54,680
Participant deposits                           144,946          325,845             5,937             534            80,076
Participant transfers                           70,944         (17,397)            11,098          15,448            45,349
Participant withdrawals                      (106,659)        (203,760)             (421)               -          (22,481)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period               435,054        1,106,893            16,614          15,982           157,624
                                        ==============  ===============  ================  ==============  ================

                                         DEUTSCHE VIT    DEUTSCHE VIT
                                        EAFE(R) EQUITY  EQUITY 500 INDEX
JOINT EDGE                                INDEX FUND        FUND(3)
                                         -------------  ---------------
Units outstanding, beginning of period         168,356              -
Participant deposits                            16,614              388
Participant transfers                           20,261            5,348
Participant withdrawals                       (36,756)            (159)
                                         -------------  ---------------
Units outstanding, end of period               168,475            5,577
                                         =============  ===============

                                        FEDERATED FUND
                                           FOR U.S.      FEDERATED HIGH                      VIP GROWTH
                                          GOVERNMENT      INCOME BOND     VIP CONTRAFUND(R)   OPPORTUNITIES     VIP GROWTH
FLEX EDGE & FLEX EDGE SUCCESS            SECURITIES II      FUND II          PORTFOLIO        PORTFOLIO        PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period         367,622          489,366           506,738          98,242           701,904
Participant deposits                           385,734          262,923           491,310         192,508         1,203,288
Participant transfers                        3,093,108        1,463,282         1,296,702         283,752         2,459,423
Participant withdrawals                      (173,256)        (153,997)         (162,621)        (61,419)         (349,716)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period             3,673,208        2,061,574         2,132,129         513,083         4,014,899
                                        ==============  ===============  ================  ==============  ================

                                         MUTUAL SHARES  TEMPLETON ASSET
FLEX EDGE & FLEX EDGE SUCCESS             SECURITIES        STRATEGY
                                        --------------  ---------------
Units outstanding, beginning of period         649,161          450,859
Participant deposits                           420,721          167,681
Participant transfers                        1,547,418         (96,697)
Participant withdrawals                      (155,003)        (108,485)
                                         -------------  ---------------
Units outstanding, end of period             2,462,297          413,358
                                         =============  ===============

                                        FEDERATED FUND
                                           FOR U.S.      FEDERATED HIGH                      VIP GROWTH
                                          GOVERNMENT      INCOME BOND    VIP CONTRAFUND(R) OPPORTUNITIES      VIP GROWTH
JOINT EDGE                               SECURITIES II      FUND II          PORTFOLIO       PORTFOLIO         PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period          11,126          214,980            24,337           3,590            42,478
Participant deposits                            26,090           12,376            17,337           8,293            47,364
Participant transfers                          153,267           22,871            24,158           1,898           104,993
Participant withdrawals                        (9,676)         (43,564)           (6,926)         (2,624)          (19,686)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period               180,807          206,663            58,906          11,157           175,149
                                        ==============  ===============  ================  ==============  ================

                                        MUTUAL SHARES   TEMPLETON ASSET
JOINT EDGE                               SECURITIES        STRATEGY
                                        --------------  ---------------
Units outstanding, beginning of period           8,241           18,768
Participant deposits                            16,695           13,709
Participant transfers                           11,722          (8,676)
Participant withdrawals                        (4,565)          (6,722)
                                        --------------  ---------------
Units outstanding, end of period                32,093           17,079
                                        ==============  ===============

                                           TEMPLETON
                                          DEVELOPING       TEMPLETON         TEMPLETON
                                            MARKETS          GROWTH        INTERNATIONAL     TECHNOLOGY     WANGER FOREIGN
FLEX EDGE & FLEX EDGE SUCCESS             SECURITIES       SECURITIES       SECURITIES        PORTFOLIO          FORTY
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period       2,045,327          422,991         2,178,019       8,770,495         1,121,139
Participant deposits                           347,116          418,229         1,014,870       4,699,262           464,337
Participant transfers                      (1,277,197)          865,672         1,185,299       (111,302)           119,259
Participant withdrawals                      (114,888)        (140,638)         (316,988)     (1,500,176)         (229,873)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period             1,000,358        1,566,254         4,061,200      11,858,279         1,474,862
                                        ==============  ===============  ================  ==============  ================

                                            WANGER
                                        INTERNATIONAL                       WANGER U.S.
FLEX EDGE & FLEX EDGE SUCCESS             SMALL CAP      WANGER TWENTY       SMALL CAP
                                        --------------  ---------------  ----------------
Units outstanding, beginning of period      12,557,704          907,360        23,391,524
Participant deposits                         2,667,543          370,969         4,286,030
Participant transfers                          184,177          251,117           529,460
Participant withdrawals                    (1,585,346)        (159,204)       (2,973,335)
                                        --------------  ---------------  ----------------
Units outstanding, end of period            13,824,078        1,370,242        25,233,679
                                        ==============  ===============  ================

                                           TEMPLETON
                                          DEVELOPING       TEMPLETON         TEMPLETON
                                            MARKETS          GROWTH        INTERNATIONAL     TECHNOLOGY     WANGER FOREIGN
JOINT EDGE                                SECURITIES       SECURITIES       SECURITIES        PORTFOLIO          FORTY
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period          15,399           31,657           211,450         423,163            47,295
Participant deposits                            11,516           21,324            33,740         337,560            23,983
Participant transfers                            2,046           22,333            16,498          51,829             9,437
Participant withdrawals                        (8,115)         (13,457)          (44,273)       (161,242)          (15,175)
                                        --------------  ---------------  ----------------  --------------  ----------------
Units outstanding, end of period                20,846           61,857           217,415         651,310            65,540
                                        ==============  ===============  ================  ==============  ================

                                            WANGER
                                        INTERNATIONAL                       WANGER U.S.
JOINT EDGE                                SMALL CAP      WANGER TWENTY       SMALL CAP
                                        --------------  ---------------  ----------------
Units outstanding, beginning of period         925,332           41,085         1,612,687
Participant deposits                           245,027           10,030           393,183
Participant transfers                         (23,341)            1,317          (30,694)
Participant withdrawals                      (148,578)         (19,462)         (268,071)
                                        --------------  ---------------  ----------------
Units outstanding, end of period               998,440           32,970         1,707,105
                                        ==============  ===============  ================

     (1) From inception April 11, 2001 to December 31, 2001
     (2) From inception May 30, 2001 to December 31, 2001
     (3) From inception October 30, 2001 to December 31, 2001
     (4) From inception October 31, 2001 to December 31, 2001
     (5) From inception November 7, 2001 to December 31, 2001
     (6) From inception November 8, 2001 to December 31, 2001
     (7) From inception November 20, 2001 to December 31, 2001

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

   Policy provisions allow policyowners to borrow up to 90% of the policy value reduced by an amount equal to the surrender charge with interest of [4% due in policy years 1-10, 3% due in policy years 11-15, 2 1/2% in policy years 16 and thereafter for Flex Edge Success policies] and [8% due in policy years 1-10 and 7% in policy years 11 and thereafter for Flex Edge and Joint Edge policies] and payable on each policy anniversary. Individual Edge policy owners may borrow up to 90% of policy value reduced by any applicable surrender charge with an interest rate of 4% (6% in New York and New Jersey) during policy years 1-10 and 3% (5% in New York and New Jersey) during policy years 11-15 and 2.25% (4.25% in New York and New Jersey) during policy years 16 and thereafter. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, a part of Phoenix's general account as collateral for the outstanding loan. Transfers from the Account are included in participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for Flex Edge Success and Individaul Edge policies, and 6% for Joint Edge and Flex Edge policies. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $54,821,843, $43,358,944 and $36,655,692 during the years ended December 31, 2001, 2000 and 1999, respectively. Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a partial surrender charge equal to a pro rata portion of the surrender charge that would apply to a full surrender, is deducted from the policy value and paid to Phoenix. Such aggregated $4,929,907, $5,605,620 and $4,449,996 during the periods ended December 31, 2001, 2000 and 1999, respectively.

   PEPCO is the principal underwriter and distributor of the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

   Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the Policy is surrendered (or a partial withdrawal is taken or the Face Amount is reduced or the Policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums).

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% of the average daily net assets of the Account for mortality and expense risks assumed for Flex Edge and Joint Edge. For Flex Edge Success and Individual Edge policies, the Account is charged an annual rate of 0.80% for the first fifteen years and 0.25% thereafter.

NOTE 8--DISTRIBUTION OF NET INCOME

   The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each Subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the Subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--REORGANIZATION AND INITIAL PUBLIC OFFERING

   On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 10--REORGANIZATION AND INITIAL PUBLIC OFFERING (CONTINUED)

owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

NOTE 11--PROPOSED FUND CHANGES

   On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series Fund into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

Merging Series                               Surviving Series
--------------                               ----------------
Phoenix-Engemann Nifty Fifty Series          Phoenix-Engemann Capital Growth
                                                Series
Phoenix-Janus Core Equity Series             Phoenix-Janus Growth Series
Phoenix-Oakhurst Balanced Series             Phoenix-Oakhurst Strategic
                                                Allocation Series

   If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

   The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

   On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life And Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

NOTE 12--MANAGER OF MANAGERS

   The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix- MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Directors of Phoenix Life Insurance Company and
Participants of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Hartford, Connecticut
March 22, 2002

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

__________________________________

     PHOENIX LIFE INSURANCE COMPANY
     (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
     CONSOLIDATED FINANCIAL STATEMENTS
     DECEMBER 31, 2001 AND 2000

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE

Report of Independent Accountants ..........................................F-3

Consolidated Balance Sheets ................................................F-4

Consolidated Statements of Income ..........................................F-5

Consolidated Statements of Cash Flows.................................F-6 - F-7

Consolidated Statements of Changes in Stockholder's Equity
    and Comprehensive Income ...............................................F-8

Notes to Consolidated Financial Statements ..........................F-9 - F-45

PRICEWATERHOUSECOOPERS [Logo]


--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  100 Pearl Street
                                                  Hartford CT 06103-4508
                                                  Telephone  (860) 241 7000
                                                  Facsimile  (860) 241 7590





                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Phoenix Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, cash flows, and changes in stockholder's equity and comprehensive income present fairly, in all material respects, the financial position of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in the accompanying notes to consolidated financial statements, the Company changed its method of accounting for venture capital partnerships (Note
5), securitized financial instruments (Note 3), and derivative financial instruments (Note 3) in 2001.




[GRAPHIC OMITTED]


February 5, 2002

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                  AS OF DECEMBER 31,
                                                                        ---------------------------------------
                                                                             2000                  2001
                                                                        ------------------  -------------------
                                ASSETS                                      (IN MILLIONS, EXCEPT SHARE DATA)
Investments:
    Available-for-sale debt securities, at fair value................          $  5,949.0           $  9,599.2
    Held-to-maturity debt securities, at amortized cost..............             2,109.6                   --
    Equity securities, at fair value.................................               335.5                286.0
    Mortgage loans, at unpaid principal, net.........................               593.4                535.8
    Real estate, at lower of cost or fair value less costs to sell, net              77.9                 83.1
    Policy loans, at unpaid principal................................             2,105.2              2,172.2
    Venture capital partnerships.....................................               467.3                291.7
    Other invested assets............................................               235.7                281.2
    Short-term investments, at amortized cost........................                 3.8                  8.5
                                                                        ------------------  -------------------
       Total investments.............................................            11,877.4             13,257.7
Cash and cash equivalents............................................               720.0                547.9
Accrued investment income............................................               194.5                203.1
Deferred policy acquisition costs....................................             1,019.0              1,123.7
Premiums, accounts and notes receivable..............................               155.8                175.1
Reinsurance recoverables.............................................                16.6                 21.4
Property, equipment and leasehold improvements, net..................               122.2                102.2
Goodwill and other intangible assets, net............................               582.6                 22.6
Investments in unconsolidated affiliates.............................               173.2                330.6
Deferred income taxes, net...........................................                  --                 22.9
Net assets of discontinued operations (note 13)......................                25.5                 20.8
Other assets.........................................................                49.8                 32.7
Separate account assets and investment trusts........................             5,376.6              5,570.0
                                                                        ------------------  -------------------
    Total assets.....................................................          $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================
                       LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
------------
    Policy liabilities and accruals.................................           $ 11,372.6           $ 11,993.4
    Policyholder deposit funds......................................                678.4              1,368.2
    Long-term debt (note 10)........................................                425.1                175.0
    Deferred income taxes, net......................................                  9.4                   --
    Other liabilities...............................................                473.3                496.0
    Separate account liabilities and investment trusts..............              5,376.6              5,564.9
                                                                        ------------------  -------------------
         Total liabilities..........................................             18,335.4             19,597.5
                                                                        ------------------  -------------------
Commitments and contingencies (note 22).............................
Minority interest in net assets of consolidated subsidiaries........                136.9                  1.1
                                                                        ------------------  -------------------
Stockholder's equity:
---------------------
   Common stock ($1,000 par value, 10,000 shares authorized;
      0 and 10,000 shares issued and outstanding at December 31,
      2000 and 2001, respectively...................................                   --                 10.0
   Additional paid-in capital.......................................                   --              1,712.0
   Retained earnings................................................              1,820.7                 29.0
   Accumulated other comprehensive income...........................                 20.2                 81.1
                                                                        ------------------  -------------------
       Total stockholder's equity...................................              1,840.9              1,832.1
                                                                        ------------------  -------------------
       Total liabilities and stockholder's equity...................           $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                       1999              2000              2001
                                                                   --------------    --------------    --------------
Revenues:                                                                            (IN MILLIONS)
---------
Premiums.......................................................         $1,175.7         $ 1,147.4         $ 1,112.7
Insurance and investment product fees..........................            574.6             631.0             430.3
Net investment income..........................................            953.1           1,129.6             830.2
Net realized investment gains .................................             75.8              89.2             150.1
                                                                   --------------    --------------    --------------
        Total revenues.........................................          2,779.2           2,997.2           2,523.3
                                                                   --------------    --------------    --------------
Benefits and expenses:

       Policy benefits and increase in policy liabilities......          1,373.1           1,409.8           1,406.7
       Policyholder dividends..................................            360.5             378.0             400.1
       Amortization of deferred policy acquisition costs                   147.9             356.0             133.0
       Amortization of goodwill and other intangible assets                 40.1              36.9              24.7
       Interest expense........................................             34.0              32.7              20.0
       Demutualization expenses................................               --              21.8              25.9
       Other operating expenses................................            557.9             604.5             470.6
                                                                   --------------    --------------    --------------
            Total benefits and expenses........................          2,513.5           2,839.7           2,481.0
                                                                   --------------    --------------    --------------
Income from continuing operations before income taxes,
       minority interest and equity in earnings of and
       interest earned from investments in unconsolidated
       affiliates..............................................            265.7             157.5              42.3
Income tax expense (benefit)...................................             99.0              56.2             (19.8)
                                                                   --------------    --------------    --------------
Income from continuing operations before minority
       Interest, equity in earnings of and interest earned
       From investments in unconsolidated affiliates...........            166.7             101.3              62.1
Minority interest in net income of consolidated
       Subsidiaries............................................            (10.1)            (14.1)             (3.7)
Equity in earnings of and interest earned from
       Investments in unconsolidated affiliates................              5.5               7.6               8.1
                                                                   --------------    --------------    --------------
Income from continuing operations..............................            162.1              94.8              66.5
Discontinued operations (note 13):
----------------------------------
       Income from discontinued operations, net of income
            taxes..............................................             36.1               9.4                --
       Loss on disposal, net of income taxes...................           (109.0)            (20.9)               --
                                                                   --------------    --------------    --------------
Income before cumulative effect of accounting
       changes.................................................             89.2              83.3              66.5
                                                                   --------------    --------------    --------------
Cumulative effect of accounting changes for:
--------------------------------------------
       Venture capital partnerships, net of income taxes
          (note 5).............................................               --                --             (48.8)
       Securitized financial instruments, net of income
          taxes (note 3).......................................               --                --             (20.5)
       Derivative financial instruments, net of income taxes
          (note 3).............................................               --                --               3.9
                                                                   --------------    --------------    --------------
Net income ....................................................           $ 89.2            $ 83.3             $ 1.1
                                                                   ==============    ==============    ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------
                                                                            1999             2000            2001
                                                                        ------------     ------------    ------------
Cash flows from operating activities:                                                  (IN MILLIONS)
-------------------------------------
           Net income ........................................               $ 89.2          $  83.3          $  1.1
Adjustments to reconcile net income to net cash provided by operating activities:
       Net loss from discontinued operations..................                 72.9             11.5              --
       Net realized investment gains..........................                (75.8)           (89.2)         (150.1)
       Amortization and depreciation..........................                 72.0             56.8            43.2
       Investment income......................................               (138.2)          (297.7)           97.4
       Securitized financial instruments and derivatives......                   --               --            16.6
       Deferred income tax benefit............................                (13.9)           (37.0)          (60.4)
       Increase in receivables................................                (62.9)           (54.0)          (76.9)
       (Increase) decrease in deferred policy acquisition costs                 (.3)           183.2           (76.2)
       Increase in policy liabilities and accruals............                321.2            472.8           469.0
       Change in other assets/other liabilities, net..........                 53.8             45.4           145.3
                                                                        ------------     ------------    ------------
       Net cash provided by continuing operations.............                318.0            375.1           409.0
       Net cash used for discontinued operations..............                (76.7)          (264.6)          (75.1)
                                                                        ------------     ------------    ------------
       Net cash provided by operating activities..............                241.3            110.5           333.9
                                                                        ------------     ------------    ------------
Cash flows from investing activities:
-------------------------------------
       Proceeds from the sale of debt securities:
           Available-for-sale.................................              1,192.2            912.1         1,202.0
           Held-to-maturity...................................                 18.0              9.8            17.5
       Proceeds from the maturity of debt securities:
           Available-for-sale.................................                 49.7             38.7            96.7
           Held-to-maturity...................................                  6.5             25.9            35.5
       Proceeds from the repayment of debt securities:
           Available-for-sale.................................                461.0            286.1           534.0
           Held-to-maturity...................................                162.2            173.8           158.5
       Proceeds from sale of equity securities................                163.5            515.4           114.6
       Proceeds from the maturity of mortgage loans...........                 18.9             17.3            16.4
       Proceeds from the repayment of mortgage loans..........                106.0            110.3            42.3
       Proceeds from distributions of venture capital partnerships             26.7             37.9            30.7
       Proceeds from sale of real estate and other invested assets             38.0             26.6            36.8
       Proceeds from sale of property and equipment...........                   --             20.6              --
       Proceeds from sale of subsidiaries and affiliates......                 46.4             14.1           659.8
       Purchase of available-for-sale debt securities.........             (1,672.6)        (1,418.4)       (3,132.7)
       Purchase of held-to-maturity debt securities...........               (395.5)          (356.0)         (393.8)
       Purchase of equity securities..........................               (162.4)          (130.5)          (72.8)
       Purchase of subsidiaries...............................               (187.6)           (59.3)          (10.0)
       Purchase of mortgage loans.............................                (25.3)            (1.0)             --
       Purchase of investments in unconsolidated affiliates and
            other invested assets.............................               (103.4)           (46.5)         (104.2)
       Purchase of minority interest in subsidiary............                   --               --          (358.1)
       Purchase of interests in venture capital partnerships..               (108.5)           (95.1)          (47.0)
       Change in short-term investments, net..................                  (.6)              .5            (4.8)
       Increase in policy loans...............................                (34.3)           (62.7)          (67.0)
       Capital expenditures...................................                (20.5)           (21.5)          (13.7)
       Other investing activities, net........................                  1.7               --              --
                                                                        ------------     ------------    ------------
Net cash used for continuing operations.......................               (419.9)            (1.9)       (1,259.3)
Net cash provided by discontinued operations..................                105.6            259.5            77.5
                                                                        ------------     ------------    ------------
Net cash (used for) provided by investing activities..........             $ (314.3)         $ 257.6       $(1,181.8)
                                                                        ------------     ------------    ------------

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------
                                                                        1999              2000               2001
                                                                    --------------    --------------     -------------
Cash flows from financing activities:                                                 (IN MILLIONS)
-------------------------------------

       Net deposits of policyholder deposit funds,
           net of interest credited...............................         $  6.5           $ 140.2           $ 689.8
       Proceeds (repayments) from securities sold subject to
           repurchase agreements..................................           28.4             (28.4)               --
       Issuance of common stock...................................             --                --              10.0
       Capital contributions from parent..........................             --                --              78.6
       Dividends paid to parent ..................................             --                --            (132.3)
       Proceeds from borrowings...................................          175.1              50.0             180.0
       Repayment of borrowings....................................         (125.0)           (124.0)           (125.1)
       Distributions to minority stockholders.....................           (4.2)             (5.8)             (5.8)
       Debenture principal payments...............................             --                --             (19.4)
       Other financing activities, net............................            (.4)              3.2                --
                                                                    --------------    --------------     -------------
       Net cash  provided by financing activities.................           80.4              35.2             675.8
                                                                    --------------    --------------     -------------
       Net change in cash and cash equivalents....................            7.4             403.3            (172.1)
       Cash and cash equivalents, beginning of year...............          309.3             316.7             720.0
                                                                    --------------    --------------     -------------
       Cash and cash equivalents, end of year.....................         $316.7           $ 720.0            $547.9
                                                                    ==============    ==============     =============
Supplemental cash flow information:
-----------------------------------
       Income taxes paid (received), net..........................         $106.4           $ 135.8           $ (47.0)
       Interest paid on indebtedness..............................         $ 34.8           $  34.1           $  23.8









The accompanying notes are an integral part of these consolidated financial statements.


                                                                      RETAINED        ACCUMULATED
                                                    ADDITIONAL        EARNINGS           OTHER             TOTAL
                                        COMMON        PAID-IN       (ACCUMULATED     COMPREHENSIVE     STOCKHOLDER'S
                                        STOCK         CAPITAL          DEFICIT)      INCOME (LOSS)        EQUITY
                                      -----------  --------------  ---------------  ----------------   --------------
(IN MILLIONS)
Balance at January 1, 1999            $      --      $     --          $ 1,642.3        $     94.3       $  1,736.6
--------------------------
Net income...........................                                       89.2                               89.2
Other comprehensive loss, net of
   income taxes:
      Unrealized loss on securities..                                                        (66.8)           (66.8)
      Reclassification adjustment for
        net realized gains included in
        net income                                                                            (1.5)            (1.5)
      Minimum pension liability
      adjustment                                                                              (1.5)            (1.5)
                                                                                                       --------------
   Total other comprehensive loss....                                                                         (69.8)
Comprehensive income.................                                                                          19.4
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 1999......... $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
----------------------------
                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2000            $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
--------------------------
Comprehensive income:
   Net income........................                                       83.3                               83.3
   Other comprehensive income, net of
      income taxes:
      Unrealized gains on securities.                                                         53.0             53.0
      Reclassification adjustment for
        net
        Realized gains included in                                                           (58.9)           (58.9)
           net income
      Minimum pension liability                                                                1.6              1.6
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          (4.3)
Comprehensive income.................                                                                          79.0
Other equity adjustments.............                                        5.9                                5.9
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2000......... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
----------------------------

                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2001........... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
--------------------------
Demutualization transaction..........      10.0        1,712.0          (1,765.7)                             (43.7)
Equity adjustment for policyholder
   dividend obligation...............                                      (30.3)                             (30.3)
Other equity adjustments.............                                        3.2                                3.2
Comprehensive income:
   Net income........................                                        1.1                                1.1
   Other comprehensive income, net of
      income taxes:
      Unrealized gain on security
        transfer from held-to-maturity
        to available-for-sale........                                                         83.9             83.9
      Unrealized loss on securities..                                                          (.9)             (.9)
      Unrealized gains on derivatives                                                          3.9              3.9
      Equity adjustment for policyholder
        dividend obligation.........                                                          (8.8)            (8.8)
      Reclassification adjustment for
        net realized gains included in                                                       (10.0)           (10.0)
        net income
      Cumulative effect of accounting
        change for derivatives.......                                                          1.1              1.1
      Minimum pension liability                                                               (8.3)            (8.3)
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          60.9
Comprehensive income.................                                                                          62.0
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2001.........   $  10.0      $ 1,712.0         $    29.0        $     81.1       $  1,832.1
----------------------------
                                      ===========  ==============  ===============  ================   ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       DESCRIPTION OF BUSINESS

Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). See note 2--"Reorganization and Initial Public Offering."

2.       REORGANIZATION AND INITIAL PUBLIC OFFERING

On December 18, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly-owned subsidiary of Phoenix. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. Accordingly, Phoenix's retained earnings immediately following the demutualization and the closing of the Initial Public Offering ("IPO") on June 25, 2001 (net of the cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital. In addition, Phoenix Life established a closed block for the benefit of holders of certain individual life insurance policies of Phoenix Life. The purpose of the closed block is to protect, after demutualization, the policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 14 --"Closed Block."

On June 25, 2001, Phoenix closed its IPO in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO of $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriter's discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation and basis of presentation

The consolidated financial statements include the accounts of Phoenix Life. Less than majority-owned entities, in which Phoenix Life has significant influence over operating and financial policies and generally at least a 20% ownership interest, are reported on the equity method of accounting.

In January of 2001, Phoenix Life purchased the minority interest in PXP See Note 4--"Significant Transactions." This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold PXP and certain other subsidiaries to Phoenix. See Note 9--"Related Party Transactions." Consequently, Phoenix Life's 1999 and 2000 consolidated results include 60% of PXP's results and 100% of certain other subsidiaries, while Phoenix Life's 2001 results include 100% of the results of PXP and certain other subsidiaries through June 25, 2001.

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

Valuation of investments

Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix Life classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds, preferred stocks and private placement bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

In 2001, management decided, as part of Phoenix Life's conversion to a public company, that held-to-maturity debt securities should be reclassified to available-for-sale debt securities. See note 5 - "Investments."

For mortgage-backed and asset-backed investments in the debt security portfolio, Phoenix Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in the estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix Life will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral-dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

Real estate, all of which is held for sale, is carried at the lower of cost or fair value less costs to sell. Fair value for real estate is determined by taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization, including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

Venture capital partnerships are recorded in accordance with the equity method of accounting. Phoenix Life records its share of the net equity in earnings of the venture capital partnerships in accordance with Accounting Principle Board Opinion No. 18, using the most recent financial information received from the partnerships. Historically, this information had been provided to Phoenix Life on a one-quarter lag. In the first quarter of 2001, Phoenix Life changed its method of applying the equity method of accounting to eliminate such quarterly lag. See note 5 - "Investments."

Other invested assets primarily include leveraged lease investments, derivatives and other partnership and joint venture interests. Leverage lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which Phoenix Life does not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. Derivatives are valued in accordance with Statement of Financial Accounting Standards ("SFAS") No. 133. See recent accounting pronouncements within note 3.

Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

Realized investment gains and losses, other than those related to separate accounts for which Phoenix Life does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

In the normal course of business, Phoenix Life enters into transactions involving various types of financial instruments including debt investments such as debt securities, equity securities, and off-balance sheet commitments, primarily, related to venture capital partnerships. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In conjunction with the 1997 acquisition of the Confederation Life business, Phoenix recognized an asset for the present value of future profits ("PVFP") representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs ("DAC").

The method used to amortize DAC and PVFP depends on how the policy was classified. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits.

The amortization process requires the use of various assumptions, estimates and judgements about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on Phoenix's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

Internal replacements are defined as an exchange of an existing Phoenix Life insurance or annuity policy for a different Phoenix Life insurance or annuity policy. The DAC balance associated with the replaced policy is treated in the same manner as policies that are surrendered. In the case of policies that are surrendered, in which owners cancel existing life or annuity contracts, the amortization of DAC is adjusted to reflect these surrenders.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Goodwill and other intangible assets

In 1999 and 2000, goodwill is amortized on a straight-line basis over periods ranging from ten to forty years, corresponding with the benefits expected to be derived from the related business acquisitions. The weighted-average life of goodwill is approximately thirty-eight years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using a straight-line basis. The average estimated useful life of the other intangible assets ranges from five to sixteen years for investment management contracts and three to seven years for employee contracts. The weighted-average life of other intangible assets is approximately thirteen years. Goodwill and other intangible assets' carrying values are periodically evaluated in accordance with SFAS No. 121, Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of, by comparing estimates of future undiscounted cash flows to the carrying values of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting Phoenix Life's business. See SFAS No. 142 under "Recent accounting pronouncements" in note 3 for change in accounting policy effective January 1, 2002.

In 2001, remaining goodwill was amortized on a straight-line basis over a ten year period.

Investments in unconsolidated affiliates

Investments in unconsolidated affiliates represents investments in operating entities in which Phoenix Life owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix Life owns less than 20% if Phoenix Life exercises significant influence over the operating and financial policies of the company. Phoenix Life uses the equity method of accounting for its investments in the common stock of these entities. Investments in unconsolidated affiliates also includes, where applicable, Phoenix Life's investments in senior securities of these entities.

Separate account assets and liabilities and investment trusts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix Life. The assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Investment trusts are assets held for the benefit of institutional clients who have investments in structured finance products offered by PXP. Structured finance products include collateralized debt and bond obligations backed by portfolios of public high yield bonds, emerging market bonds, commercial mortgage-backed and asset-backed securities and bank loans. Investment trusts, for which PXP is the sponsor and actively manages the assets, and for which there is not a substantive amount of outside third party equity investment in the trust, are consolidated in the financial statements. Phoenix Life's financial exposure is limited to its share of equity and bond investments in these vehicles and there is no financial guarantees from, or recourse to, Phoenix Life for these investment trusts. Asset valuation changes are directly offset by changes in the corresponding liabilities. Fees are recorded when management services provided to the trusts are earned and are included in revenues.

Policy liabilities and accruals

Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00% in 2001. Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 4.00% to 7.15% in 2001, less administrative and mortality charges.

Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.1% to 12.3%, less administrative charges.

Premium and fee revenue and related expenses

Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

Investment management fees

Investment management fees included in insurance and investment product fees in the accompanying Consolidated Statements of Income are recorded as income pro-rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment.

Reinsurance

Phoenix Life uses reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix Life. The amount of policyholder dividends to be paid is determined annually by Phoenix Life's Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix Life's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix Life establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix Life also establishes a liability for termination dividends. See note 14 --"Closed Block" for information on the policyholder dividend obligation.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Income taxes

Phoenix and its eligible affiliated companies have elected to file a life/non-life consolidated federal income tax return for 2001. For 2000 and prior years, Phoenix Life was the parent company of the group of eligible affiliated companies that had elected to file life/non-life consolidated federal income tax returns. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life income tax losses that can be applied to offset life insurance company taxable income.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs, investment impairment reserves, reserves for post-retirement benefits and unrealized gains or losses on investments.

Employee benefit plans

Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. Phoenix Life incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for Phoenix Life's participation in the plans. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to Phoenix Life have been allocated.

Recent accounting pronouncements

Securitized Financial Instruments. Effective April 1, 2001, Phoenix Life adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. Upon adoption of EITF 99-20, Phoenix recorded a $20.5 million charge in net income as a cumulative effect of accounting change, net of income taxes.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Derivative Financial Instruments. Effective January 1, 2001, Phoenix Life adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

Phoenix Life maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. Phoenix Life's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. Derivative instruments that are used as part of Phoenix Life's interest rate risk-management strategy include interest rate swap agreements, interest rate caps, interest rate floors, interest rate swaptions and foreign currency swap agreements. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life enters into derivative contracts only with a number of highly rated financial institutions.

Phoenix Life enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix Life does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix Life exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

Phoenix Life enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix Life does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix Life the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix Life would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix Life pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

Phoenix Life enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix Life agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements are recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life only enters into derivative contracts with highly rated financial institutions.

On January 1, 2001, in accordance with the transition provisions of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $1.3 million
(gain) in earnings to recognize at fair value all derivatives that are designated as fair-value hedging instruments. Phoenix Life also recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. Phoenix Life also recorded a net-of-tax cumulative effect adjustment of $1.1 million in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments.

For derivative instruments that were not designated as hedges, upon implementation of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $3.9 million in earnings to recognize these instruments at fair value. Gains and losses on derivatives that were previously deferred as adjustments to the

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

carrying amount of hedged items were not included in the cumulative effect adjustment. There were no gains or losses on derivative instruments that were reported independently as deferred assets or liabilities that required de-recognition from the balance sheet.

Phoenix Life recognized an after-tax gain of $0.9 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate swaps which have been designated as cash flow hedges, using the shortcut method, assuming no ineffectiveness. These interest rate swaps hedge floating-rate exposure on asset cash flows that back insurance liabilities by swapping floating rate bonds to fixed. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as cash flow hedges, and for which the critical terms of the hedging instrument and the assets match, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Phoenix Life expects that there will be no ineffectiveness to recognize in earnings during the term of the hedges, and Phoenix Life does not expect to reclassify into earnings amounts reported in accumulated other comprehensive income over the next twelve months.

Phoenix Life also recognized an after-tax gain of $3.0 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. As of December 31, 2001, $0.3 million of the deferred net after-tax gains on these derivative instruments is expected to be reclassified into earnings over the next twelve months. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

Phoenix Life also recognized an after-tax loss of $0.4 million for the year ended December 31, 2001 (reported as net investment income in the Consolidated Statements of Income), which represented the change in fair value of derivative instruments which were not designated as hedges upon implementation of SFAS 133. These instruments primarily include: interest rate floors which hedge spread deficiency risk between assets and deferred annuity product liabilities; interest rate caps which hedge disintermediation risk associated with universal life insurance liabilities; and interest rate swaps which were hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities for which offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased. For changes in fair value of derivatives that are not designated and did not qualify as highly effective hedges upon implementation of SFAS 133, Phoenix Life recognizes the entire change in fair value of the derivatives in current-period earnings. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.9 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination prior to maturity of interest rate swaps which were not designated as hedges upon implementation of SFAS 133.

Phoenix Life also holds foreign currency swaps as hedges against available-for-sale securities that back U.S. dollar denominated liabilities. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as fair value hedges, Phoenix Life recognizes the change in fair value of the derivative, along with the change in value of the hedged asset or liability attributable to the hedged risk, in current-period earnings. Phoenix Life recognized an after-tax gain of $0.8 million for the year ended December 31, 2001.

In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

Accounting for Demutualizations. Effective June 30, 2001, Phoenix Life adopted Statement of Position No. 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts ("SOP 00-3"). The provisions of SOP 00-3 provide guidance on accounting by insurance enterprises for demutualizations and the formation of mutual holding companies, including the emergence of earnings from and the financial statement presentation of the closed block established in connection with the demutualization. SOP 00-3 specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block.

Pursuant to the adoption of SOP 00-3, Phoenix Life recorded a charge of $30.3 million to equity in the second quarter of 2001 representing the establishment of the policyholder dividend obligation along with the corresponding impact on deferred policy acquisition costs and deferred income taxes. See note 14 --"Closed Block" for additional information.

Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. Phoenix Life recognized $7.1 million in goodwill amortization during 2001. As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions". Goodwill amortization will not be recognized after 2001 in accordance with SFAS 142. In addition, goodwill recorded as a result of business combinations completed during the six-month period ended December 31, 2001 will not be amortized.

The provisions of SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in transition, this step must be measured as of the beginning of the fiscal year. However, a company has six months from the date of adoption to complete the first step. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be completed by the end of a company's fiscal year. Intangible assets deemed to have an indefinite life would be tested for impairment using a one-step process, which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. Phoenix Life has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have a material impairment charge in 2002.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets. In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), effective January 1, 2002. Under SFAS 144, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less costs to sell.

Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Phoenix Life is currently reviewing the provisions of SFAS 144 and assessing the impact of adoption.

4.       SIGNIFICANT TRANSACTIONS

Purchase of Phoenix Investment Partners, Ltd. minority interest

On September 10, 2000, Phoenix Life, one of its subsidiaries and PXP entered into an agreement and plan of merger pursuant to which such subsidiary agreed to purchase the outstanding common stock shares of PXP owned by third parties for a price of $15.75 per share. In connection with this merger, Phoenix Life's subsidiary paid, from available cash and short-term investments, $339.3 million to those third parties on January 11, 2001. As a result, PXP became an indirect wholly-owned subsidiary of Phoenix Life and PXP's shares of common stock were de-listed from the New York Stock Exchange. In addition, PXP accrued compensation expenses of $57.0 million to cash out stock options, $5.5 million of related compensation costs, $5.2 million in retention costs and $3.9 million in transaction costs at March 31, 2001.

After the merger, some third party holders of PXP's convertible subordinated debentures converted their debentures and PXP redeemed all remaining outstanding debentures held by third parties by the end of March 2001. PXP made cash payments totaling $38.2 million in connection with these conversions and redemptions from funds borrowed from its then existing credit facility.

The excess of purchase price over the minority interest in the net assets of PXP totaled $224.1 million. Of this excess purchase price, $179.1 million has been allocated to investment management contracts, which are being amortized over their estimated useful lives using the straight-line method. The weighted-average useful life of the investment management contracts is 13.4 years. The remaining excess purchase price, net of deferred taxes, of $118.4 million has been classified as goodwill and is being amortized over 40 years using the straight-line method. Related amortization of goodwill and investment management contracts of $2.9 million and $13.9 million, respectively, has been expensed for the year ended December 31, 2001.

The following table summarizes the calculation and allocation of the purchase price (in millions).

                    Purchase price:
                    --------------
                    Purchase price for 21.5 million outstanding shares at $15.75/share............     $  339.3
                    Premium paid related to third party convertible debt redemption/conversion....         18.8
                    Transaction related costs.....................................................          3.2
                                                                                                       --------
                         Total purchase price.....................................................     $  361.3
                                                                                                       ========
                    Purchase price allocation:
                    -------------------------
                    Fair value of acquired net assets.............................................     $  137.2
                    Investment management contracts...............................................        179.1
                    Deferred taxes................................................................        (73.4)
                    Goodwill......................................................................        118.4
                                                                                                       --------
                         Total purchase price allocation..........................................     $  361.3
                                                                                                       ========

Prior to this transaction, PXP had a $1.2 million liability related to options held by certain employees. As a result of this transaction, all outstanding options were settled and, consistent with previous accounting treatment, the remaining liability was reversed and recorded as an adjustment to equity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Additionally, prior to the transaction, PXP had outstanding restricted stock which had been issued to certain employees pursuant to PXP's Restricted Stock Plan. For book purposes, the fair market value of the restricted stock at the date of the grant was recorded as unearned compensation, a separate component of stockholders' equity, and amortized over the restriction period. For tax purposes, PXP could deduct compensation expense equal to the fair market value of the stock on the date the restrictions lapse. The tax benefit of the deduction in excess of the compensation expense was recorded as an adjustment to additional paid-in capital. At the time of this transaction, all restrictions lapsed and PXP recorded a $2.0 million tax receivable for the deduction and a corresponding adjustment to equity.

Master credit facility

In June 2001, Phoenix, Phoenix Life, and PXP entered into a $375 million unsecured revolving credit facility that matures on June 10, 2005. Phoenix Life's and PXP's existing credit agreements were terminated at that time. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum risk based capital ratio, and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. See note 10 - "Long-Term Debt" for additional information on credit facilities.

Early retirement program

On January 29, 2001, Phoenix offered a special retirement program under which qualified participants will receive enhanced retirement benefits by the addition of five years to age and pension plan service under the Employee Pension Plan. Employees of Phoenix Life and PXP who decided to participate will retire by May 31, 2002. Of the 318 participants eligible, 182 accepted the special retirement incentive program. As a result of this program, Phoenix Life was allocated an additional pension expense for the year ended December 31, 2001.

Aberdeen Asset Management PLC

On February 18, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 15,050,000 shares of the common stock of Aberdeen Asset Management PLC ("Aberdeen"), a Scottish asset management firm, for $29.4 million. PM Holdings owned 31,600,000 shares and 38,100,000 share as of December 31, 2000 and 2001, respectively.

On April 15, 1996, Phoenix Life purchased 7% convertible subordinated notes issued by Aberdeen for $37.5 million. The notes, which mature on March 29, 2003, are convertible into 17,441,860 shares of Aberdeen common stock.

In May 2001, Phoenix Life purchased additional shares of common stock of Aberdeen for a cash purchase price of $46.8 million, bringing its ownership to approximately 22.0% (26.95% when the convertible subordinated note is included) of the common stock of Aberdeen at December 31, 2001. The investment in Aberdeen common stock is reported on the equity method. The notes and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets.

The investment in Aberdeen's convertible note at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in the note was reported at amortized cost. Aberdeen's convertible note was included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $63.7 million. See note 5-- "Investments."

The fair value of Phoenix Life's investments in Aberdeen, based on the closing market price, was $455.8 million and $322.3 million as of December 31, 2000 and 2001, respectively.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Dividend scale

In November 2000, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2001. In October 1999, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

Emprendimiento Compartido, S.A. ("EMCO")

At January 1, 1999, PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in this Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five-year covenant not-to-compete.

In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings' ownership interest from 35% to 100% of the then outstanding stock.

On November 12, 1999, PM Holdings sold 11.5 million shares (a 50% interest) of EMCO common stock for $40.0 million, generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest-bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million, which is being amortized over five years, and goodwill of $12.0 million, which is being amortized over ten years.

PFG Holdings, Inc.

On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock, which is convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix Life has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value equal to 80% of the appraised value of the common stock at that time. As of December 31, 2001, this option had not been executed. Since Phoenix Life holds voting control, the entity has been consolidated and a minority interest has been established for outside stockholders' interests. The transaction resulted in goodwill of $3.8 million, which is being amortized on a straight-line basis over forty years.

AGL Life Assurance Company, an operating subsidiary of PFG Holdings, must maintain at least $10.0 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing of $11.0 million at the purchase date to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PM Holdings provided additional financing to PFG Holdings in 2001 in the form of a convertible subordinated note. The interest rate on the note is 8%, and the note will mature on November 1, 2006. The note allows for up to $8 million in financing and is convertible into common stock at any time at a variable conversion price.

Property and casualty distribution operations

On May 3, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company ("HRH") for $48.1 million including $10.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in 5.25% convertible subordinated debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also has contractual rights to designate two nominees for election to HRH's Board of Directors. As of December 31, 2001, two Phoenix designees were serving as HRH directors. The pre-tax gain realized on the sale was $40.1 million.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The convertible debentures mature on May 3, 2014 and are callable by HRH on or after May 3, 2009. The debentures are convertible into 1,406,593 shares of HRH common stock.

The investment in HRH debentures at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in HRH was reported at amortized cost. HRH debentures were included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $46.8 million. See note 5 - "Investments."

The investment in HRH common stock is reported on the equity method. The debentures and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets. As of December 31, 2001, Phoenix Life owns 6.4% of the outstanding HRH common stock, 14.8% on a diluted basis.

The fair value of Phoenix Life's investments in HRH, based on the closing market price, was $90.6 million and $78.8 million as of December 31, 2000 and 2001, respectively.

Discontinued operations

During 1999, Phoenix Life discontinued its reinsurance operations, real estate management operations and group life & health operations. Disclosures concerning the financial effect of these transactions are contained in note 13-- "Discontinued Operations."

5.       INVESTMENTS

Information pertaining to Phoenix Life's investments, net investment income and realized and unrealized investment gains and losses follows:

Debt and equity securities

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2001 were as follows:

                                                                           GROSS             GROSS
                                                        AMORTIZED       UNREALIZED        UNREALIZED          FAIR
                                                          COST             GAINS            LOSSES           VALUE
                                                       ------------     ------------      ------------     -----------
Debt securities                                                                (IN MILLIONS)
---------------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds..............         $ 256.0          $  13.3           $ (0.1)         $ 269.2
    State and political subdivision bonds.........           508.6             24.7             (1.7)           531.6
    Foreign government bonds......................           293.7             34.1             (1.1)           326.7
    Corporate securities..........................         4,316.6            145.5           (103.7)         4,358.4
    Mortgage-backed and asset-backed
    securities....................................         4,125.0            107.4            (84.3)         4,148.1
                                                       ------------     ------------      ------------     -----------
        Total available-for-sale securities.......         9,499.9            325.0           (190.9)         9,634.0
     Less: available-for-sale securities of
               discontinued operations............            34.8               --                --            34.8
                                                       ------------     ------------      ------------     -----------
     Total available-for-sale debt securities of
      continuing operations.......................       $ 9,465.1          $ 325.0         $ (190.9)       $ 9,599.2
                                                       ============     ============      ============     ===========

Equity securities.................................         $ 275.7          $  52.4          $ (40.6)         $ 287.5
-----------------
      Less: equity securities of discontinued
                operations........................             1.5               --                --             1.5
                                                       ------------     ------------      ------------    ------------
         Total equity securities of continuing
          operations..............................         $ 274.2          $  52.4          $ (40.6)         $ 286.0
                                                       ============     ============      ============     ===========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2000 were as follows:


                                                                          GROSS            GROSS
                                                         AMORTIZED      UNREALIZED        UNREALIZED
                                                            COST          GAINS            LOSSES       FAIR VALUE
                                                         -----------    -----------      -----------    -----------
Debt securities                                                                (IN MILLIONS)
---------------
HELD-TO-MATURITY:
    State and political subdivision bonds............      $    30.6      $      .3         $   (.9)     $     30.0
    Foreign government bonds.........................            2.4             --             (.7)            1.7
    Corporate securities.............................        1,781.2           48.0           (39.0)        1,790.2
    Mortgage-backed and asset-backed securities......          295.4           15.4            (3.8)          307.0
                                                         -----------    -----------      -----------    -----------
         Total held-to-maturity securities...........        2,109.6           63.7           (44.4)        2,128.9
                                                         -----------    -----------      -----------    -----------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds.................          262.5           13.8             (.3)          276.0
    State and political subdivision bonds............          459.9           16.9            (1.9)          474.9
    Foreign government bonds.........................          246.0           26.7            (5.8)          266.9
    Corporate securities.............................        2,222.1           37.7           (83.1)        2,176.7
    Mortgage-backed and asset-backed securities......        2,830.5           63.5           (25.2)        2,868.8
                                                         -----------    -----------      -----------    -----------
         Total available-for-sale securities.........        6,021.0          158.6          (116.3)        6,063.3
  Less: available-for-sale securities of
     discontinued operations.........................          114.3             --               --          114.3
                                                         -----------    -----------      -----------    -----------
     Total available-for-sale securities of
       continuing operations.........................        5,906.7          158.6          (116.3)        5,949.0
                                                         -----------    -----------      -----------    -----------
     Total debt securities of continuing operations..      $ 8,016.3      $   222.3         $(160.7)     $  8,077.9
                                                         ===========    ===========      ===========    ===========
                                                         ===========    ===========      ===========    ===========
Equity securities....................................      $   297.3      $    77.9         $ (39.7)     $    335.5
-----------------                                        ===========    ===========      ===========    ===========

The sale of debt securities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $3.9 million and $9.1 million, for the years ended December 31, 1999, 2000 and 2001, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized (losses) gains were $(0.2) million, $(3.9) million and $1.5 million in 1999, 2000 and 2001, respectively.

The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life may have the right to put or sell the obligations back to the issuers.

                                                                                   AVAILABLE-FOR-SALE
                                                                              ------------------------------
                                                                                AMORTIZED           FAIR
                                                                                  COST             VALUE
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Due in one year or less........................................         $   121.2        $   121.9
         Due after one year through five years..........................           1,276.7          1,260.0
         Due after five years through ten years.........................           1,772.9          1,820.3
         Due after ten years............................................           2,204.1          2,283.7
         Mortgage-backed and asset-backed securities....................           4,125.0          4,148.1
                                                                              -------------     ------------
              Total.....................................................           9,499.9          9,634.0
         Less: securities of discontinued operations....................              34.8             34.8
                                                                              -------------     ------------
              Total securities of continuing operations.................         $ 9,465.1        $ 9,599.2
                                                                              =============     ============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                      DECEMBER 31,

                                                                              ------------------------------
                                                                                  2000             2001
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Planned amortization class.........................................     $   117.4        $   133.9
         Asset-backed.......................................................       1,082.3          1,607.9
         Mezzanine..........................................................         166.5            359.1
         Commercial.........................................................         796.5            633.6
         Sequential pay.....................................................         937.7          1,268.7
         Pass through.......................................................          59.3             75.5
         Other..............................................................           4.5             69.4
                                                                              -------------     ------------
         Total mortgage-backed and asset-backed securities                       $ 3,164.2        $ 4,148.1
                                                                              =============     ============

Mortgage loans and real estate

Phoenix Life's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                                 MORTGAGE LOANS               REAL ESTATE
                                                                  DECEMBER 31,                DECEMBER 31,
                                                            -------------------------    -----------------------
                                                               2000          2001           2000          2001
                                                            -----------    ----------    ----------   ----------
                    Property type:                                             (IN MILLIONS)
                    Office buildings..................         $ 171.3       $ 155.4        $ 34.4       $ 25.2
                    Retail............................           183.5         170.4           6.9          7.5
                    Apartment buildings...............           180.7         171.0          45.9         50.4
                    Industrial buildings..............            64.8          52.0            --           --
                    Other.............................             2.2           2.0            --           --
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========
                    Geographic region:                                         (IN MILLIONS)
                    Northeast.........................         $ 124.5       $ 116.5        $ 49.8       $ 54.4
                    Southeast.........................           147.6         130.5            --           --
                    North central.....................           147.4         134.8            .5           .4
                    South central.....................           103.7         101.7          22.3         13.0
                    West..............................            79.3          67.3          14.6         15.3
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========

At December 31, 2001, scheduled mortgage loan maturities were as follows: 2002 -- $51.4 million; 2003 -- $82.0 million; 2004 -- $34.7 million; 2005 -- $32.3 million; 2006 -- $94.7 million, and $240.7 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix Life did not refinance any of its mortgage loans during 2000 and 2001.

The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 2000 and 2001 is $11.4 million and $5.6 million, respectively. There are valuation allowances of $9.1 million and $15.0 million, respectively, on these mortgages.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Investment valuation allowances

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto, were as follows:

                                             BALANCE AT                                              BALANCE AT
                                             JANUARY 1,         ADDITIONS        DEDUCTIONS         DECEMBER 31,
                                          ----------------     ------------    --------------     -----------------
               2001:                                                   (IN MILLIONS)
               Mortgage loans.............          $ 9.1            $ 6.1            $  (.2)              $ 15.0
               Real estate................            9.3               --              (9.3)                  --
                                               -----------         --------        ----------            ---------
                    Total.................          $18.4            $ 6.1            $ (9.5)              $ 15.0
                                               ===========         ========        ==========            =========
               2000:
               Mortgage loans.............          $14.3            $ 1.8            $ (7.0)              $  9.1
               Real estate................            3.2              6.1                --                  9.3
                                               -----------         --------        ----------            ---------
                    Total.................          $17.5            $ 7.9            $ (7.0)              $ 18.4
                                               ===========         ========        ==========            =========
               1999:
               Mortgage loans.............          $30.6            $ 9.7            $(26.0)              $ 14.3
               Real estate................            6.4               .2              (3.4)                 3.2
                                               -----------         --------        ----------            ---------
                    Total.................          $37.0            $ 9.9            $(29.4)              $ 17.5
                                               ===========         ========        ==========            =========

Non-income producing mortgage loans and debt securities

The net carrying value of non-income producing mortgage loans was $6.0 million at December 31, 2000; there were no non-income producing mortgage loans during 2001. The amount of interest foregone by non-income producing mortgage loans was $0.5 million for the year ended December 31, 2000. There were no non-income producing debt securities at December 31, 2000 and 2001.

Venture capital partnerships

Phoenix Life invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds, as well as direct equity investments in leveraged buyouts and corporate acquisitions. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

Phoenix Life records its equity in the earnings of these partnerships in net investment income.

In the first quarter of 2001, Phoenix Life recorded a charge of $48.8 million (net of income taxes of $26.3 million) representing the cumulative effect of this accounting change on the fourth quarter of 2000. The cumulative effect was based on the actual fourth quarter 2000 financial results as reported by the partnerships.

In the first quarter of 2001, Phoenix Life removed the lag in reporting by estimating the change in Phoenix Life's share of the net equity in earnings of the venture capital partnerships for the period from December 31, 2000, the date of the most recent financial information provided by the partnerships, to Phoenix Life's then current reporting date of March 31, 2001. To estimate the net equity in earnings of the venture capital partnerships for each quarter, Phoenix Life developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, Phoenix Life used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, Phoenix Life applied a public industry sector index to roll the value forward each quarter. Phoenix Life applies this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). In addition, Phoenix Life will annually revise the valuations it has assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships. Phoenix Life's venture capital earnings remain subject to variability.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The components of net investment income related to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          2000            2001
                                                                           ----------    -----------    ------------
                                                                                        (IN MILLIONS)
    Operating losses..................................................        $ (8.9)        $ (7.7)         $ (6.4)
    Realized gains on cash and stock distributions....................          84.7          223.3            17.8
    Net unrealized gains (losses) on investments held in the                    64.1           61.7           (95.9)
       partnerships...................................................     ----------      ---------       ---------
    Total venture capital partnership net investment income (loss)....        $139.9         $277.3          $(84.5)
                                                                           ==========      =========       =========

Other invested assets

Other invested assets were as follows:

                                                                              DECEMBER 31,
                                                                        -------------------------
                                                                           2000          2001
                                                                        -----------    ----------
                                                                             (IN MILLIONS)
            Transportation and equipment leases......................       $ 83.2        $ 85.0
            Affordable housing partnerships..........................         29.1          28.2
            Investment in other affiliates...........................          7.5           9.6
            Seed money in separate accounts..........................         41.2          54.6
            Mezzanine partnerships...................................         30.4          37.1
            Derivatives..............................................           --          10.9
            Other partnership interests..............................         44.3          55.8
                                                                        -----------    ----------
              Total other invested assets............................       $235.7        $281.2
                                                                        ===========    ==========

Separate account assets and investment trusts

Separate account assets and investment trusts assets as of December 31, were as follows:

                                                                       2000                2001
                                                                  ---------------     ---------------
                                                                            (IN MILLIONS)
          Separate accounts .....................................      $ 5,376.6           $ 5,025.2
                                                                  ---------------     ---------------
          Investment trusts:
              Phoenix CDO I .....................................             --               160.1
              Phoenix CDO II ....................................             --               384.7
                                                                  ---------------     ---------------
                   Total investment trusts ......................             --               544.8
                                                                  ---------------     ---------------
          Total separate account assets and investment trusts....      $ 5,376.6           $ 5,570.0
                                                                  ===============     ===============


In 2001, Phoenix Life determined that the investment trusts did not have a substantive amount of outside equity and, as a result, concluded consolidation was required.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net investment income

The components of net investment income (loss) for the year ended December 31, were as follows:

                                                                             1999           2000           2001
                                                                           ----------    -----------    -----------
                                                                                        (IN MILLIONS)
         Debt securities.............................................      $   637.4       $  622.2        $ 680.4
         Equity securities...........................................            7.9           13.3            4.4
         Mortgage loans..............................................           66.3           54.6           45.0
         Policy loans................................................          149.0          157.4          168.6
         Real estate.................................................            9.7            9.2           16.1
         Venture capital partnerships................................          139.9          277.3          (84.5)
         Other invested assets.......................................             .7            3.4            7.1
         Cash, cash equivalents and short-term investments...........           22.6           27.5           13.7
                                                                           ----------    -----------    -----------
              Sub-total..............................................        1,033.5        1,164.9          850.8
         Less: investment expenses...................................           13.0           14.3           14.1
                                                                           ----------    -----------    -----------
         Net investment income.......................................        1,020.5        1,150.6          836.7
         Less: net investment income of discontinued operations                 67.4           21.0            6.5
                                                                           ----------    -----------    -----------
              Total net investment income of continuing operations         $   953.1       $1,129.6        $ 830.2
                                                                           ==========    ===========    ===========


Investment income of $4.0 million was not accrued on certain delinquent mortgage loans and defaulted debt securities at December 31, 2001. Phoenix Life does not accrue interest income on impaired mortgage loans and impaired debt securities when the likelihood of collection is doubtful. See note 3--"Summary of Significant Accounting Policies--Valuation of investments" for further information on mortgage loan and debt security impairment.

The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $34.9 million and $31.1 million at December 31, 2000 and 2001, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $3.9 million and $3.6 million in 1999, 2000 and 2001, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $3.1 million and $2.4 million in 1999, 2000 and 2001, respectively.

Investment gains and losses

Net unrealized investment (losses) gains on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                1999          2000          2001
                                                             -----------   -----------   -----------
                                                                          (IN MILLIONS)
         Debt securities................................       $ (428.5)     $  213.8        $ 91.3
         Equity securities..............................           63.2        (105.7)        (26.4)
         DAC............................................          260.3        (117.2)        (62.2)
         Deferred income tax (benefits) expense.........          (36.7)         (3.2)           .9
                                                             -----------   -----------   -----------
         Net unrealized investment (losses) gain on
              securities available-for-sale.............       $  (68.3)     $   (5.9)       $  1.8
                                                             ===========   ===========   ===========

The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $2,333.8 million, which resulted in an unrealized gain of $83.9 million, after-tax.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net realized investment (losses) gains for the year ended December 31, were as follows:

                                                                                      1999          2000          2001
                                                                                   ----------    -----------   -----------
                                                                                               (IN MILLIONS)
         Debt securities......................................................       $(20.4)       $(54.2)         $(50.9)
         Equity securities....................................................         16.6         146.8            (8.8)
         Mortgage loans.......................................................         18.5           3.0             1.0
         Real estate..........................................................          2.9          (4.3)           (2.5)
         Sale of subsidiary (Note 9)..........................................         40.1           (.8)          222.6
         Other invested assets................................................         18.5          (1.1)          (11.3)
                                                                                   ----------    -----------   -----------
         Net realized investment gains........................................         76.2          89.4           150.1
         Less: net realized investment gains from discontinued operations.....           .4            .2              --
                                                                                   ----------    -----------   -----------
         Net realized investment gains from continuing operations.............       $ 75.8        $ 89.2          $150.1
                                                                                   ==========    ===========   ===========

The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                                1999          2000          2001
                                                             -----------   -----------   ------------
                                                                          (IN MILLIONS)
         Proceeds from disposals.......................       $ 1,106.9        $898.5      $1,289.8
         Gross realized gains on sales.................       $    21.8        $  8.7      $   38.1
         Gross realized losses on sales................       $    39.1        $ 53.2      $   27.6

6.       GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets were as follows:


                                                                        DECEMBER 31,
                                                                 --------------------------
                                                                     2000          2001
                                                                 -------------   ----------
                                                                        (IN MILLIONS)
         PXP gross amounts:
           Goodwill.........................................         $  425.7          --
           Investment management contracts..................            244.0          --
           Non-compete covenant.............................              5.0          --
           Other............................................              4.5          --
                                                                 -------------   ----------
         Totals ............................................            679.2          --
                                                                 -------------   ----------
         Other gross amounts:
           Goodwill.........................................             11.9      $  4.8
           Intangible asset related to pension plan benefits              8.3        18.8
           Other............................................              1.0         1.0
                                                                 -------------   ----------
         Totals ............................................             21.2        24.6
                                                                 -------------   ----------
         Total gross goodwill and other intangible assets               700.4        24.6
                                                                 -------------   ----------
         Accumulated amortization -PXP......................           (112.4)
         Accumulated amortization -other....................             (5.4)       (2.0)
                                                                 -------------   ----------
             Total goodwill and other intangible assets, net          $ 582.6      $ 22.6
                                                                 =============   ==========


As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions." In 2000, $1.9 million of goodwill associated with the acquisition of PractiCare, Inc. in 1997 was written off.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.       INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in unconsolidated affiliates were as follows:


                                                                            DECEMBER 31,
                                                                    ---------------------------
                                                                        2000           2001
                                                                    -----------    ------------
                                                                            (IN MILLIONS)
         EMCO investment.......................................        $  28.1         $  28.0
         Aberdeen common stock.................................           58.7           103.9
         Aberdeen 7% convertible subordinated notes............           37.5           101.2
         HRH common stock......................................           16.9            18.7
         HRH 5.25% convertible subordinated notes..............           32.0            78.8
                                                                    -----------    ------------
              Total investments in unconsolidated affiliates...        $ 173.2         $ 330.6
                                                                    ===========    ============

The reclassification of Aberdeen and HRH convertible subordinated notes from held-to-maturity to available-for-sale in 2001 resulted in an unrealized gain of $71.9 million, after-tax.

The components of equity in earnings of and interest earned from investments in unconsolidated affiliates for the year ended December 31, were as follows:


                                                                           1999        2000        2001
                                                                         ---------    --------    --------
                                                                                  (IN MILLIONS)
         EMCO investment.........................................           $ 1.1      $ (0.8)      $(0.1)
         Aberdeen common stock...................................             2.9         7.0         5.8
         Aberdeen 7% convertible subordinated notes..............             2.6         2.6         2.6
         HRH common stock........................................              .7         1.2         2.5
         HRH 5.25% convertible subordinated notes................             1.1         1.7         1.7
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates before
            income taxes.........................................             8.4        11.7        12.5
         Income tax expense......................................             2.9         4.1         4.4
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates.............           $ 5.5      $  7.6       $ 8.1
                                                                         =========    ========    ========

8.       DERIVATIVE INSTRUMENTS

Derivative instruments as of December 31, are summarized below:


                                                          2000                    2001
                                                  ---------------------   ---------------------
                                                             (DOLLARS IN MILLIONS)

         ASSET HEDGES
         ------------
         Foreign currency swaps:
           Notional amount..................            $  24.3                  $  16.4
           Weighted average received rate                 12.11%                   11.91%
           Weighted average paid rate.......              10.61%                   10.68%
           Fair value.......................            $   2.0                  $   2.9

         Interest rate swaps:
           Notional amount..................            $  43.0                  $  80.0
           Weighted average received rate                  7.51%                    6.22%
           Weighted average paid rate.......               6.78%                    2.08%
           Fair value.......................            $   1.9                  $   2.6

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         LIABILITY HEDGES
         ----------------

         Interest rate floors:
           Notional amount..................           $ 110.0                  $ 110.0
           Weighted average strike rate                  4.79%                    4.79%
           Index rate(1)....................            2-5 Yr.                 2-5 Yr.
                                                       CMT/CMS                  CMT/CMS
           Fair value.......................           $  (.1)                   $   .4

         Interest rate swaps:
           Notional amount..................           $ 410.0                  $ 360.0
           Weighted average received rate                6.66%                    4.84%
           Weighted average paid rate.......             6.50%                    4.59%
           Fair value.......................           $   6.1                  $   4.6

         Interest rate caps:
           Notional amount..................           $  50.0                  $  50.0
           Weighted average strike rate                  7.95%                    7.95%
           Index rate(1)....................        10 Yr. CMT               10 Yr. CMT
           Fair value.......................           $    --                  $    .4

----------

(1) Constant maturity treasury yields (CMT) and constant maturity swap yields
(CMS).

The increase in net investment income related to contractual cash flows on interest rate swap contracts was $1.0 million, $1.4 million and $2.0 million for the years ended December 31, 1999, 2000 and 2001, respectively. The decrease in net investment income related to contractual cash flows on interest rate floor, interest rate cap and swaption contracts was $2.3 million, $2.3 million and $0.1 million for the years ended December 31, 1999, 2000 and 2001, respectively. The estimated fair value of these instruments represent what Phoenix Life would have to pay or receive if the contracts were terminated.

Phoenix Life is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of Phoenix Life does not expect counterparties will fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date. Management of Phoenix Life considers the likelihood of any material loss on these instruments to be remote.

9.       RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; PXP, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

PXP, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g. general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $3.7 million for the six months ended December 31, 2001. Amounts payable to the affiliated investment advisors were $546 thousand, as of December 31, 2001. Variable product separate account fees, net of reimbursement were $3.1 million for the six months ended December 31, 2001.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with PXP, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. For the year ended December 31, 2001, the average blended interest rate was approximately 5%. The loan agreement requires no principal repayment prior to maturity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 PXP was no longer a subsidiary of Phoenix Life due to the transfer to Phoenix. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $26.5 million for the six months ended December 31, 2001. Amounts payable to PEPCO were $4.7 million, as of December 31, 2001.

Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

10.      LONG-TERM DEBT


                                                                                       DECEMBER 31,

                                                                                   ---------------------
                                                                                    2000         2001

                                                                                   --------    ---------
                                                                                      (IN MILLIONS)
         Bank borrowings, blended rate 6.9% due in varying amounts to 2004           $230.0     $    --
         Subordinated debentures, 6.0% due 2015..................................      20.1          --
         Surplus notes, 6.95%, due 2006 .........................................     175.0       175.0
                                                                                   --------    ---------
              Total long-term debt...............................................    $425.1     $ 175.0
                                                                                   ========    =========

As of June 26, 2001, PXP's long term debt is no longer consolidated due to the sale of PXP to Phoenix. See note 9 - "Related Party Transactions". Phoenix Life maintained two separate $100 million revolving credit facilities as of June 2001, which were terminated in light of the new master credit facility described below.

In June 2001, Phoenix, Phoenix Life and PXP entered into a $375 million revolving credit facility which matures on June 10, 2005 and terminated Phoenix Life's and PXP's prior credit facilities. Bank of Montreal is the administrative agent for this credit facility. Each company has direct borrowing rights under this credit facility. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum RBC ratio; and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. As of December 31, 2001, Phoenix Life had $249.9 million available, with no credit outstanding for this credit facility.

In November 1996, Phoenix Life issued $175.0 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York (the "Superintendent"), and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. The notes contain neither financial covenants nor early redemption provisions, and are to rank pari passu with any subsequently issued surplus, capital or contribution notes or similar obligations of Phoenix Life. Section 1307 of the New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life and are not a basis of any set-off against the company. As of December 31, 2001, Phoenix Life had $175.0 million in surplus notes outstanding.

Interest expense was $34.0 million, $32.7 million and $20.0 million for the years ended December 31, 1999, 2000 and 2001, respectively.

At December 31, 2001, aggregate maturities of long-term debt based on required principal payments are $175.0 million in 2006.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.      INCOME TAXES

A summary of income tax expenses (benefits) applicable to income before income taxes, minority interest, and equity in earnings of and interest earned from investments in unconsolidated affiliates, for the year ended December 31, was as follows:


                                        1999        2000         2001
                                      ---------    --------    ----------
                                                (IN MILLIONS)

         Income taxes:
             Current .............    $  114.0      $123.2       $ (43.3)
             Deferred.............       (15.0)      (67.0)         23.5
                                      ---------    --------    ----------
         Total ...................    $   99.0      $ 56.2       $ (19.8)
                                      =========    ========    ==========

The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the years ended December 31, were as follows:


                                                1999                      2000                      2001
                                        ----------------------   -----------------------   ------------------------
                                          AMOUNT         %         AMOUNT          %         AMOUNT          %
                                        -----------   --------   ------------   --------   ------------   ---------
                                                                  (DOLLARS IN MILLIONS)

         Income tax expense at
           statutory rate........        $  93.1        35%        $  55.1         35%         $ 14.8          35%
         Dividend received
           deduction and tax-
           exempt interest.......           (3.0)       (1)%          (6.7)        (4)%          (7.2)       (17)%
         Other, net..............           (2.7)       (1)%          (2.5)        (2)%          (6.4)       (15)%
                                        -----------   --------   ------------   --------   ------------   ---------
                                            87.4        33%           45.9         29%            1.2           3%
         Differential earnings
           (equity tax)..........           11.6         4%           10.3          7%          (21.0)       (50)%
                                        -----------   --------   ------------   --------   ------------   ---------
         Income taxes............        $  99.0        37%        $  56.2         36%         $(19.8)       (47)%
                                        ===========   ========   ============   ========   ============   =========

The net deferred income tax liability (asset) represents the income tax effects of temporary differences attributable to the consolidated income tax return group. The components were as follows:


                                                                         DECEMBER 31,
                                                                 -------------------------
                                                                    2000          2001
                                                                 -----------    ----------
                                                                        (IN MILLIONS)
         DAC.................................................       $ 217.9      $  234.1
         Unearned premium/deferred revenue...................        (139.0)       (133.6)
         Impairment reserves.................................         (16.8)        (31.3)
         Pension and other post-retirement benefits.......... .       (65.1)        (69.2)
         Investments.........................................         177.0         101.8
         Future policyholder benefits........................        (186.4)       (204.1)
         Investment management contracts.....................          37.5            --
         Deferred intercompany gain..........................            --          76.4
         Other...............................................         (29.2)        (43.8)
                                                                 -----------    ----------
                                                                       (4.1)        (69.7)
         Net unrealized investment gains.....................          11.9          50.2
         Minimum pension liability...........................          (3.3)         (7.7)
         Equity in earnings of unconsolidated affiliates                4.9           4.3
                                                                 -----------    ----------
         Deferred income tax liability (asset), net..........       $   9.4      $  (22.9)
                                                                 ===========    ==========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Gross deferred income tax assets totaled $439.8 million and $489.7 million at December 31, 2000 and 2001, respectively. Gross deferred income tax liabilities totaled $466.8 million and $449.2 million at December 31, 2000 and 2001, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2000 and 2001 will be realized.

12.      COMPREHENSIVE INCOME

The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:


                                                           1999            2000           2001
                                                       ------------    ------------   ------------
                                                                      (IN MILLIONS)

         Unrealized (losses) gains on securities
           available-for-sale:
           Before-tax amount.......................      $ (102.8)          $ 81.5        $ (1.4)
           Income tax (benefit) expense............         (36.0)            28.5           (.5)
                                                       ------------    ------------   ------------
                Totals.............................         (66.8)            53.0           (.9)
                                                       ------------    ------------   ------------
         Reclassification adjustment for net gains
           realized in net income:
           Before-tax amount.......................          (2.2)           (90.6)        (15.4)
           Income tax benefit......................           (.7)           (31.7)         (5.4)
                                                       ------------    ------------   ------------
                Totals.............................          (1.5)           (58.9)        (10.0)
                                                       ------------    ------------   ------------
         Net unrealized losses on securities
           available-for-sale:
           Before-tax amount.......................        (105.0)            (9.1)        (16.8)
            Income tax benefit.....................         (36.7)            (3.2)         (5.9)
                                                       ------------    ------------   ------------
                Totals.............................      $  (68.3)          $ (5.9)       $(10.9)
                                                       ============    ============   ============
         Minimum pension liability adjustment:
           Before-tax amount.......................      $   (2.3)          $  2.4        $(12.8)
           Income tax (benefit) expense............           (.8)              .8          (4.5)
                                                       ------------    ------------   ------------
                Totals.............................      $   (1.5)          $  1.6        $ (8.3)
                                                       ============    ============   ============

         Unrealized gain on security transfer
           from held-to-maturity to
           available-for-sale:
           Before-tax amount.......................      $      --          $   --        $129.1
           Income tax benefit......................             --              --          45.2
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ 83.9
                                                       ============    ============   ============
         Unrealized gains on derivatives:
           Before-tax amount.......................      $      --          $   --        $  6.0
           Income tax expense......................             --              --           2.1
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  3.9
                                                       ============    ============   ============
         Equity adjustment for policyholder
           dividend obligation:
           Before-tax amount.......................      $      --          $   --        $(13.5)
           Income tax benefit......................             --              --          (4.7)
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ (8.8)
                                                       ============    ============   ============
         Cumulative effect of accounting change
           for derivatives:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            Before-tax amount......................      $      --          $   --        $  1.7
            Income tax expense.....................             --              --            .6
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  1.1
                                                       ============    ============   ============

The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                             1999           2000        2001
                                                          ----------    -----------   ----------
                                                                       (IN MILLIONS)

         Net unrealized gains (losses) on securities
            available-for-sale:
           Balance, beginning of year..................     $ 100.5         $ 32.2      $  26.3
           Change during period........................       (68.3)          (5.9)       (10.9)
                                                          ----------    -----------   ----------
           Balance, end of year........................        32.2           26.3         15.4
                                                          ----------    -----------   ----------
         Minimum pension liability adjustment:
           Balance, beginning of year..................        (6.2)          (7.7)        (6.1)
           Change during period........................        (1.5)           1.6         (8.3)
                                                          ----------    -----------   ----------
           Balance, end of year........................        (7.7)          (6.1)       (14.4)
                                                          ----------    -----------   ----------

         Net unrealized gain on security transfer
           from held-to-maturity to available-for-sale:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         83.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         83.9

                                                          ----------    -----------   ----------
         Unrealized gains on derivatives:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --          3.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          3.9
                                                          ----------    -----------   ----------
         Equity adjustment for policyholder
           dividend obligation:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         (8.8)
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         (8.8)
                                                          ----------    -----------   ----------
         Cumulative effect of accounting change
           for derivatives:
           Balance, beginning of year..................          --             --           --

           Change during period........................          --             --          1.1
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          1.1
                                                          ----------    -----------   ----------
         Accumulated other comprehensive income:
           Balance, beginning of year..................        94.3           24.5         20.2
           Change during period........................       (69.8)          (4.3)        60.9
                                                          ----------    -----------   ----------
           Balance, end of year........................     $  24.5         $ 20.2      $  81.1
                                                          ==========    ===========   ==========

13.      DISCONTINUED OPERATIONS

During 1999, Phoenix Life discontinued its reinsurance, real estate management and group life and health operations. The discontinuation of these operations resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses. The operating results of discontinued operations and the gain or loss on disposal are shown in the summary section below.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Reinsurance Operations

In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance operations consisted primarily of individual life reinsurance as well as group accident and health reinsurance business. Accordingly, Phoenix Life estimated sales proceeds, net premiums, net claims payments and expenses of winding-down the business. As a result, in 1999 Phoenix Life recognized a $173.1 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations were as follows:

On August 1, 1999, Phoenix Life sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance), resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million. During the third quarter of 2000, Phoenix Life recorded a pre-tax charge of $6 million to reflect an adjustment to estimated individual life reinsurance reserves in accordance with the sales agreement.

During 1999, Phoenix Life placed the retained group accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

In 1999, Phoenix Life reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix Life increased reserve estimates on the run-off block by $180 million (pre-tax). In addition, as part of the exit strategy, Phoenix Life purchased aggregate excess of loss reinsurance to further protect Phoenix Life from unfavorable results from this discontinued business. This reinsurance is subject to an aggregate retention of $100 million on the discontinued business. Phoenix Life may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix Life incurred an initial expense of $130 million on the acquisition of this reinsurance.

During 2000, Phoenix Life updated its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life increased reserve estimates on the run-off block by $97 million (pre-tax). Phoenix Life determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

During 2001, Phoenix Life reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions.

The additional reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

several proceedings in which the pool members assert that they can deny coverage to certain insurers which claim that they purchased reinsurance coverage from the pool.

Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000 (see discussion below).

In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with three of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocesssionaires successfully avoids its obligations.

During 2000, Phoenix Life reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix Life and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group ("EBI/Orion"), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix Life settled with Reliance Insurance Company ("Reliance") and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix Life settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix Life from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix Life reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix Life in 1999. There was no effect on net income resulting from these settlements for the year ended December 31, 2000.

A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The other component of the loss on the disposal of reinsurance discontinued operations in 1999 was as follows:

On June 30, 1999, PM Holdings sold Financial Administrative Services, Inc. ("FAS"), its third party administration subsidiary affiliated with individual life reinsurance, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

In addition to the $9.0 million sale price, Phoenix Life will receive additional proceeds contingent on certain revenue targets. Phoenix Life recorded a note receivable for $4.0 million which, under the terms of the agreement, CYBERTEK will repay in six annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million. Phoenix received $1.9 million from Computer Sciences Corporation, the successor to CYBERTEK, in 2001.

Real Estate Management Operations

On March 31, 1999, Phoenix Life sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

On May 25, 2000, Phoenix Life sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix Life's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix Life now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million.

Group Life and Health Operations

On April 1, 2000, Phoenix Life sold its group life and health business to GE Financial Assurance Holdings, Inc. ("GEFA") except for Phoenix Dental Services, Inc. and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.9 million. This amount is comprised of $238.9 million in cash and $45.0 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix Life retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix Life has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Consolidated Balance Sheets. The pre-tax gain on the sale was $72.1 million and is reported in discontinued operations gain on disposal, net of income taxes.

The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities were $2.0 million, which resulted in a pre-tax loss of $0.4 million.

Summary

The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheets. Net assets of the discontinued operations totaled $25.5 million and $20.8 million as of December 31, 2000 and 2001, respectively.

The operating results of discontinued operations and the gain or loss on disposal are presented below. There were no operating results for the year ended December 31, 2001 because the operations were discontinued prior to January 1, 2001.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            1999            2000
                                                                         ------------    ------------
         INCOME FROM DISCONTINUED OPERATIONS                                    (IN MILLIONS)
         Revenues:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................         453.8           117.6
           Real Estate Management Operations..........................           1.2              .4
                                                                         ------------    ------------
         Total revenues...............................................      $  455.0        $  118.0
                                                                         ============    ============
         Income from discontinued operations:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................          56.8            14.8
           Real Estate Management Operations..........................          (1.6)            (.3)
                                                                         ------------    ------------
         Income from discontinued operations before income taxes                55.2            14.5
         Income taxes.................................................          19.1             5.1
                                                                         ------------    ------------
         Income from discontinued operations, net of income taxes           $   36.1        $    9.4
                                                                         ============    ============

         LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS (Loss) gain on disposal:

           Reinsurance Operations.....................................      $ (173.1)       $ (103.0)
           Real Estate Management Operations..........................           5.9             (.6)
           Group Life and Health Operations...........................            --            71.7
                                                                         ------------    -------------
         Loss on disposal of discontinued operations before income
            taxes.....................................................        (167.2)          (31.9)
         Income taxes.................................................         (58.2)          (11.0)
                                                                         ------------    -------------
         Loss on disposal of discontinued operations, net of income
            taxes.....................................................      $ (109.0)       $  (20.9)
                                                                         ============    =============

14.      CLOSED BLOCK

On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 2000, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Other than the provisions of SOP 00-3, Phoenix Life uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. In particular,

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

deferred policy acquisition costs are amortized in proportion to estimated gross margins and the liability for future benefits and services is calculated using the net level premium method.

SOP 00-3 requires the establishment of a policyholder dividend obligation for earnings that inure to benefit policyholders. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain inforce. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings of the closed block due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, Phoenix Life will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, Phoenix Life will recognize only the actual earnings in income. However, Phoenix Life may change policyholder dividend scales in the future which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. Investment earnings on these assets less allocated expenses and the amortization of deferred acquisition costs provide an additional source of earnings to our shareholders. In addition, the amortization of deferred acquisition costs requires the use of various assumptions. To the extent that actual experience is more or less favorable than assumed, shareholder earnings will be impacted.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the table below for assets and liabilities are those that enter into the determination of amounts to be paid to policyholders.

As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2000 to December 31, 2001 in excess of expected cumulative earnings do not inure to stockholders and have been used to establish a policyholder dividend obligation as of December 31, 2001. The initial policyholder dividend obligation of $115.5 million consists of $45.2 million of earnings for the period January 1, 2000 to June 30, 2001 and unrealized gains on assets in the closed block as of June 30, 2001 of $70.3 million. The increase in the policyholder dividend obligation of $51.7 million pre-tax, consists of $13.2 million of pre-tax earnings for the period July 1, 2001 to December 31, 2001 and the change in unrealized gains on assets in the closed block for the period July 1, 2001 to December 31, 2001 of $38.5 million, pre-tax. The following sets forth certain summarized financial information relating to the closed block as of the dates indicated:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                                     JUNE 30,        DECEMBER 31,
                                                                                       2001              2001
                                                                                   --------------  -----------------
                                                                                            (IN MILLIONS)
           Closed block liabilities:
           -------------------------
              Policy liabilities and accruals and policyholder deposit funds.....      $ 8,937.8          $ 9,150.2
              Policyholder dividends payable.....................................          364.2              357.3
              Policyholder dividend obligation...................................          115.5              167.2
              Other closed block liabilities.....................................           56.1               57.0
                                                                                   --------------  -----------------
                    Total closed block liabilities...............................        9,473.6            9,731.7
                                                                                   --------------  -----------------
           Closed block assets:
           --------------------
              Held-to-maturity debt securities at amortized cost.................        1,594.5                 --
              Available-for-sale debt securities at fair value...................        3,922.7            5,734.2
              Mortgage loans.....................................................          390.6              386.5
              Policy loans.......................................................        1,412.5            1,407.1
              Deferred income taxes..............................................          384.8              392.6
              Investment income due and accrued..................................          125.1              125.3
              Net due and deferred premiums......................................           39.4               41.1
              Cash and cash equivalents..........................................          186.1              239.7
              Other closed block assets..........................................            2.6               14.8
                                                                                   --------------  -----------------
                    Total closed block assets....................................        8,058.3            8,341.3
                                                                                   --------------  -----------------
           Excess of reported closed block liabilities over closed block assets        $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================


           Maximum future earnings to be recognized from closed block assets
              and liabilities....................................................      $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================
           Change in policyholder dividend obligation:
           -------------------------------------------
              Balance at beginning of period.....................................      $      --          $   115.5
              Change during the period...........................................          115.5               51.7
                                                                                   --------------  -----------------
              Balance at end of period...........................................      $   115.5          $   167.2
                                                                                   ==============  =================

The following sets forth certain summarized financial information relating to the closed block for the six months ended December 31, 2001 (in millions):


         Closed block revenues:
         ----------------------
                Premiums....................................................................         $ 565.7
                Net investment income.......................................................           281.1
                Realized investment losses, net.............................................           (18.4)
                                                                                               --------------
                     Total revenues.........................................................           828.4
                                                                                               --------------
         Closed block benefits and expenses:
         -----------------------------------
                Benefits to policyholders and increase in liabilities ......................           580.0
                Other operating costs and expenses..........................................             6.1
                Change in policyholder dividend obligation..................................            13.2
                Dividends to policyholders..................................................           190.8
                                                                                               --------------
                     Total benefits and expenses............................................           790.1
                                                                                               --------------
                     Contribution from the closed block, before income taxes................            38.3
                      Income tax expense....................................................            13.4
                                                                                               --------------
                     Contributions from closed block, after income taxes....................         $  24.9
                                                                                               ==============

15.      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix Life, are stated at depreciated cost. Real estate occupied by Phoenix Life was $83.9 million and $79.1 million at December 31, 2000 and 2001, respectively. Phoenix Life provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

five to forty years. Accumulated depreciation and amortization was $204.0 million and $190.4 million at December 31, 2000 and 2001, respectively.

Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $14.1 million and $13.4 million in 1999, 2000 and 2001, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $27.0 million as of December 31, 2001, payable as follows: 2002 -- $10.4 million; 2003 -- $7.1 million; 2004 -- $4.7 million; 2005 -- $3.0 million;
2006 -- $1.2 million; and $0.6 million thereafter.

16.      DIRECT BUSINESS WRITTEN AND REINSURANCE

Phoenix Life cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix Life remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix Life evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix Life on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997. In addition, Phoenix entered into two separate reinsurance agreements on October 1, 1998 and July 1, 1999 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Also, Phoenix reinsures 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life and whole life products. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. In addition, Phoenix assumes and cedes business related to the group accident and health block in run-off. While Phoenix is not writing any new contracts, Phoenix is contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:




                                                                     1999             2000             2001
                                                                ---------------- ---------------  ---------------
                                                                                 (IN MILLIONS)
      Direct premiums..........................................      $  1,677.5      $  1,399.2      $  1,292.5
      Reinsurance assumed......................................           416.2           202.4            72.9
      Reinsurance ceded........................................          (323.0)         (280.9)         (221.5)
                                                                ---------------- ---------------  ---------------
      Net premiums.............................................         1,770.7         1,320.7         1,143.9
      Less net premiums of discontinued operations.............          (595.0)         (173.3)          (31.2)
                                                                ---------------- ---------------  ---------------
      Net premiums of continuing operations....................      $  1,175.7      $  1,147.4         1,112.7
                                                                ================ ===============  ===============
      Percentage of amount assumed to net premiums.............             24%             15%              6%
                                                                ================ ===============  ===============
      Direct policy and contract claims incurred...............      $    622.3      $    545.0      $    475.2
      Reinsurance assumed......................................           563.8           257.8           116.2
      Reinsurance ceded........................................          (285.4)         (216.2)         (226.1)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred..................           900.7           586.6           365.3
      Less net incurred claims of discontinued operations......          (661.7)         (234.6)          (13.9)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred
        of continuing operations...............................      $    239.0      $    352.0      $    351.4
                                                                ================ ===============  ===============

      Direct life insurance in force...........................      $131,052.1      $107,600.7      $111,743.1
      Reinsurance assumed......................................       139,649.9         1,736.4           464.4
      Reinsurance ceded........................................      (207,192.0)      (72,042.4)      (75,787.5)
                                                                ---------------- ---------------  ---------------
      Net insurance in force...................................        63,510.0        37,294.7        36,420.0
      Less insurance in force of discontinued operations.......        (1,619.5)             --            (1.0)

                                                                ---------------- ---------------  ---------------
      Net insurance in force of continuing operations..........      $ 61,890.5      $ 37,294.7      $ 36,419.0
                                                                ================ ===============  ===============
      Percentage of amount assumed to net
        insurance in force.....................................            220%              5%              1%
                                                                ================ ===============  ===============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Irrevocable letters of credit aggregating $17.5 million at December 31, 2001 have been arranged with United States of America commercial banks in favor of Phoenix to collateralize the ceded reserves. Additional collateral of $73.8 million was in the form of trust agreements for unauthorized reinsurers.

17.      PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 60.0% and 50.4% of the face value of total individual life insurance in force at December 31, 2000 and 2001, respectively. The premiums on participating life insurance policies were 76.8%, 73.1% and 65.3% of total individual life insurance premiums in 1999, 2000, and 2001, respectively.

18.      DEFERRED POLICY ACQUISITION COSTS

The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:


                                                                        1999          2000            2001
                                                                     -----------   ------------    -----------
                                                                                  (IN MILLIONS)
         Balance at beginning of year..............................  $ 1,058.2     $ 1,318.8        $1,019.0
         Acquisition cost deferred.................................      148.2         172.8           206.1
         Amortized to expense during the year......................     (147.9)       (356.0)         (133.0)
         Equity adjustment for policyholder dividend obligation             --            --             3.1
         Adjustment to net unrealized investment gains (losses)
         included in other comprehensive income....................      260.3        (116.6)           28.5
                                                                     -----------   ------------    -----------
         Balance at end of year....................................  $ 1,318.8     $ 1,019.0        $1,123.7
                                                                     ===========   ============    ===========

In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2002, 2003, 2004, 2005 and 2006 is $10.3 million, $9.2 million,
$7.9 million, $6.1 million and $4.8 million, respectively. The following is an analysis of PVFP for the years ended December 31:


                                              1999          2000         2001
                                            ----------    ----------   ----------
                                                       (IN MILLIONS)
         Balance at beginning of year.....    $ 136.8       $ 112.7       $ 96.9
         Amortization.....................      (24.1)        (15.8)       (16.3)
                                            ----------    ----------   ----------
         Balance at end of year...........    $ 112.7       $  96.9        $80.6
                                            ==========    ==========   ==========

Interest accrued on the unamortized PVFP balance for the years ended December 31, 1999, 2000 and 2001 was $8.9 million, $7.3 million and $5.8 million, respectively. Interest is accrued at 7.25% on the whole life business and 5.85% on the universal life business.

In the fourth quarter of 2000, Phoenix's Board of Directors approved management's recommendation to reallocate assets supporting Phoenix's participating life policies. This asset reallocation resulted from (1) the execution of Phoenix's wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and (2) a review of assets appropriate for the closed block that would be established if Phoenix reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation impacted the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a $218.2 million charge to earnings ($141.8 million, net of tax).

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

19.      MINORITY INTEREST

Phoenix Life's interests in PFG Holdings are represented by ownership of approximately 67% of the outstanding shares of common stock at December 31, 2001. Earnings and equity attributable to minority stockholders are included in minority interest in the Consolidated Financial Statements.

20.      FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the Consolidated Financial Statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and cash equivalents

The carrying amount of cash and cash equivalents approximates fair value.

Short-term investments

The carrying amount of short-term investments approximates fair value.

Debt securities

Fair values are based on quoted market prices where available or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

Derivative instruments

Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

Equity securities

Fair values are based on quoted market prices where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Policy loans

Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

Venture capital partnerships

Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments.

At December 31, 2000, the fair values of the underlying investments were calculated as the closing market prices for investments that were publicly traded. For investments that were not publicly traded, fair value was based on estimated fair value as determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

At December 31, 2001, for underlying investments that were publicly traded, fair values were calculated using quoted market prices, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For investments that were not publicly traded, fair value was based on applying a public industry sector index to roll the value forward each quarter. Fair value also incorporated adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners).

Investment contracts

In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate plus 150 basis points was assumed to determine the present value of projected contractual liability payments through final maturity. The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Long-term debt

The fair value of surplus notes is determined based on contractual cash flows discounted at market rates.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fair value summary

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                      2000                            2001
                                           ----------------------------   ------------------------------
                                             CARRYING         FAIR          CARRYING           FAIR
                                               VALUE          VALUE           VALUE            VALUE
                                           ------------    ------------   -------------    -------------
                                                                  (IN MILLIONS)
         FINANCIAL ASSETS:

         Cash and cash equivalents.....     $    720.0       $   720.0       $   547.9        $   547.9
         Short-term investments........            3.8             3.8             8.5              8.5
         Debt securities...............        8,058.6         8,077.9         9,599.2          9,599.2
         Equity securities.............          335.5           335.5           286.0            286.0
         Mortgage loans................          593.4           573.8           535.8            554.1
         Derivative instruments........             --             9.9            10.9             10.9
         Policy loans..................        2,105.2         2,182.7         2,172.2          2,252.9
         Venture capital partnerships            467.3           467.3           291.7            291.7
                                           ------------    ------------   -------------    -------------
         Total financial assets........     $ 12,283.8       $12,370.9       $13,452.2        $13,551.2
                                           ============    ============   =============    =============
         FINANCIAL LIABILITIES:
         Investment contracts..........     $    759.0       $   758.9       $ 1,413.0        $ 1,419.7
         Long-term debt................          425.1           428.2           175.0            175.0
                                           ------------    ------------   -------------    -------------
         Total financial liabilities...     $  1,184.1       $ 1,187.1       $ 1,588.0        $ 1,594.7
                                           ============    ============   =============    =============

21.      SEPTEMBER 11, 2001

For the year ended December 31, 2001, Phoenix Life received life insurance claims relating to the September 11, 2001 terrorist attacks totaling $11.7 million. Claim costs were $3.7 million, net of reinsurance, of which $2.1 million reduced net income and $1.6 million were funded by the closed block.

22.      COMMITMENTS AND CONTINGENCIES

Litigation. Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 13-- "Discontinued Operations." Phoenix makes off-balance sheet commitments related to venture capital partnerships. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

23.      STATUTORY FINANCIAL INFORMATION

Phoenix Life's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the Insurance Department of the State of New York ("Insurance Department"), as of December 31, 2000 and 2001. Phoenix Life's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix Life has received approval from the Insurance Department for this practice.

Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following reconciles the statutory net income of Phoenix Life as reported to regulatory authorities to the net income reported in these financial statements for the year ended:


                                                                      DECEMBER 31,
                                                         ----------------------------------------
                                                             1999          2000           2001
                                                         -----------    ----------    -----------
                                                                     (IN MILLIONS)
         Statutory net income.......................      $   131.3      $  266.1        $ (13.4)
         DAC, net ..................................          (24.3)       (181.2)          69.7
         Future policy benefits ....................          (27.5)         (2.5)         (18.5)
         Pension and postretirement expenses........           (8.6)         13.2           29.3
         Investment valuation allowances............           15.4         (45.9)        (138.4)
         Interest maintenance reserve...............           (7.2)        (26.1)          13.4
         Deferred income taxes......................            3.9          61.3           52.9
         Other, net.................................            6.2          (1.6)           6.1
                                                         -----------    ----------    -----------
         Net income, as reported....................      $    89.2      $   83.3        $   1.1
                                                         ===========    ==========    ===========

The following reconciles the statutory surplus and asset valuation reserve (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                       DECEMBER 31,
                                                            --------------------------------
                                                                  2000              2001
                                                                      (IN MILLIONS)
                                                            --------------------------------
         Statutory surplus, surplus notes and AVR......      $    1,883.2       $   1,373.2
         DAC, net......................................           1,062.2           1,225.5
         Future policy benefits........................            (536.0)           (701.9)
         Pension and postretirement expenses...........            (173.3)           (166.1)
         Investment valuation allowance................            (405.9)             66.7
         Interest maintenance reserve..................                .5              12.4
         Deferred income taxes.........................             108.5             122.0
         Surplus notes.................................            (161.4)           (163.3)
         Other, net....................................              63.1              63.6
                                                            --------------    --------------
         Equity, as reported...........................      $    1,840.9       $   1,832.1
                                                            ==============    ==============

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current accounting practices and procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption decreased Phoenix Life's statutory surplus by $67.2 million, primarily as a result of impairment of investments and non-admitting investment income in excess of 90 days and non-admitting of certain assets of its subsidiaries.

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) UNAUDITED FINANCIAL STATEMENTS
         MARCH 31, 2002

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                                TABLE OF CONTENTS

Unaudited Financial Statements:                                                                             PAGE
                                                                                                            ----
Consolidated Balance Sheet as of March 31, 2002 and December 31, 2001...................................... F-48
Consolidated Statement of Income, Comprehensive Income and Stockholder's Equity
for the three months ended March 31, 2002 and 2001......................................................... F-49
Consolidated Condensed Statement of Cash Flows for the three months ended
March 31, 2002 and 2001.................................................................................... F-50
Notes to Unaudited Consolidated Financial Statements....................................................... F-51


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                           CONSOLIDATED BALANCE SHEET
                              (Amounts in millions)
                      MARCH 31, 2002 AND DECEMBER 31, 2001


                                                                          2002                 2001
                                                                    ----------------     ----------------
ASSETS:
Available-for-sale debt securities, at fair value                 $         10,009.6   $          9,599.2
Equity securities, at fair value                                               297.8                286.0
Mortgage loans, at unpaid principal balances                                   522.7                535.8
Real estate, at lower of cost or fair value                                     75.2                 83.1
Venture capital partnerships, at equity in net assets                          290.3                291.7
Affiliate equity and debt securities                                           295.1                330.6
Policy loans, at unpaid principal balances                                   2,162.8              2,172.2
Other investments                                                              275.9                289.7
                                                                    ----------------     ----------------
    Total investments                                                       13,929.4             13,588.3
Cash and cash equivalents                                                      452.8                547.9
Accrued investment income                                                      217.0                203.1
Premiums, accounts and notes receivable                                        214.3                175.1
Reinsurance recoverable balances                                                55.9                 21.4
Deferred policy acquisition costs                                            1,191.8              1,123.7
Premises and equipment                                                         102.5                102.2
Deferred income taxes                                                            6.7                 22.9
Goodwill and other intangible assets                                            22.6                 22.6
Net assets of discontinued operations                                           20.8                 20.8
Other general account assets                                                     6.6                 32.7
Separate account and investment trust assets                                 5,711.2              5,570.0
                                                                    ----------------     ----------------
    Total assets                                                  $         21,931.6   $         21,430.7
                                                                    ================      ===============

LIABILITIES:
Policy liabilities                                                $         13,395.6   $         13,005.0
Policyholder deposit funds                                                     340.5                356.6
Indebtedness                                                                   175.0                175.0
Other general account liabilities                                              497.5                496.0
Separate account and investment trust liabilities                            5,708.0              5,564.9
                                                                    ----------------     ----------------
    Total liabilities                                                       20,116.6             19,597.5
                                                                    ----------------     ----------------

MINORITY INTEREST:
Minority interest in net assets of subsidiaries                                  1.0                  1.1
                                                                    ----------------     ----------------

STOCKHOLDERS' EQUITY:
Common stock, $1,000 par value: 10,000 shares authorized, issued
    and outstanding                                                             10.0                 10.0
Additional paid-in capital                                                   1,712.0              1,712.0
Retained earnings                                                               53.2                 29.0
Accumulated other comprehensive income                                          38.8                 81.1
                                                                    ----------------     ----------------
    Total stockholders' equity                                               1,814.0              1,832.1
                                                                    ----------------     ----------------
    Total liabilities, minority interest and stockholders' equity $         21,931.6   $         21,430.7
                                                                    ================      ===============


        The accompanying notes are an integral part of these consolidated financial statements.


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
 CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME AND STOCKHOLDERS' EQUITY
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001

                                                                                       2002             2001
                                                                                    ------------     ------------
REVENUES:
Premiums                                                                         $        257.4   $        266.0
Insurance and investment product fees                                                      62.5            145.5
Net investment income                                                                     228.4            168.2
Net realized investment losses                                                            (35.0)           (15.6)
                                                                                    ------------     ------------
    Total revenues                                                                        513.3            564.1
                                                                                    ------------     ------------
BENEFITS AND EXPENSES:
Policy benefits                                                                           333.9            334.1
Policyholder dividends                                                                     74.2            106.3
Policy acquisition cost amortization                                                      (10.9)            35.1
Intangible asset amortization                                                                 -             13.2
Interest expense                                                                            3.0              7.1
Demutualization expenses                                                                      -             10.7
Other operating expenses                                                                   63.0            237.4
                                                                                    ------------     ------------
    Total benefits and expenses                                                           463.2            743.9
                                                                                    ------------     ------------
Income (loss) before income taxes and minority interest                                    50.1           (179.8)
Applicable income tax expense (benefit)                                                    15.5            (69.0)
                                                                                    ------------     ------------
Income (loss) before minority interest                                                     34.6           (110.8)
Minority interest in net income of subsidiaries                                               -             (1.8)
                                                                                    ------------     ------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES                               34.6           (112.6)
Cumulative effect of accounting changes:
    Goodwill impairment                                                                   (10.4)               -
    Venture capital partnerships and derivative financial instruments                         -            (44.9)
                                                                                    ------------     ------------
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
                                                                                    ============     ============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
Other comprehensive loss:
    Net unrealized investment losses                                                      (28.6)           (10.9)
    Net unrealized foreign currency translation adjustment and other                      (13.7)            (5.1)
                                                                                    ------------     ------------
        Total other comprehensive loss                                                    (42.3)           (16.0)
                                                                                    ------------     ------------
COMPREHENSIVE LOSS                                                               $        (18.1)  $       (173.5)
                                                                                    ============     ============

STOCKHOLDERS' EQUITY:
STOCKHOLDERS' EQUITY, BEGINNING OF PERIOD                                        $      1,832.1   $      1,840.9
Comprehensive loss                                                                        (18.1)          (173.5)
Other equity adjustments                                                                      -              3.2
                                                                                    ------------     ------------
STOCKHOLDERS' EQUITY, END OF PERIOD                                              $      1,814.0   $      1,670.6
                                                                                    ============     ============


        The accompanying notes are an integral part of these consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                 CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001

                                                                                     2002                 2001
                                                                                ---------------      ---------------
OPERATING ACTIVITIES:
CASH FOR OPERATIONS                                                          $            (3.3)   $           (23.5)
                                                                                ---------------      ---------------

INVESTING ACTIVITIES:
Available-for-sale debt security sales, maturities and repayments                        486.9                365.0
Held-to-maturity debt security maturities and repayments                                     -                 46.1
Equity security sales                                                                     13.1                 39.7
Subsidiary sales                                                                             -                  2.0
Mortgage loan maturities and principal repayments                                         13.3                 24.3
Venture capital partnership distributions                                                  9.2                  9.2
Real estate and other invested assets sales                                               22.2                   .7
Available-for-sale debt security purchases                                              (930.8)              (520.5)
Held-to-maturity debt security purchases                                                     -                (68.9)
Equity security purchases                                                                (13.2)               (23.5)
Subsidiary purchases                                                                         -               (367.2)
Mortgage loan principal disbursements                                                        -                  (.2)
Unconsolidated affiliate and other invested asset purchases                              (20.0)               (12.4)
Venture capital partnership investments                                                  (13.0)               (12.9)
Other continuing operation investing activities, net                                      (6.5)                (6.1)
Policy loan receipts (advances), net                                                       9.4                (16.5)
Premises and equipment additions                                                          (3.7)                (3.9)
                                                                                ---------------      ---------------
CASH FOR CONTINUING OPERATIONS                                                          (433.1)              (545.1)
Cash from discontinued operations                                                         25.4                 16.0
                                                                                ---------------      ---------------
CASH FOR INVESTING ACTIVITIES                                                           (407.7)              (529.1)
                                                                                ---------------      ---------------

FINANCING ACTIVITIES:
Policyholder deposit fund receipts, net                                                  315.9                100.9
Indebtedness proceeds                                                                        -                180.0
Indebtedness repayments                                                                      -               (134.2)
Minority interest distributions                                                              -                 (5.8)
                                                                                ---------------      ---------------

CASH FROM FINANCING ACTIVITIES                                                           315.9                140.9
                                                                                ---------------      ---------------

CASH AND CASH EQUIVALENTS CHANGES                                                        (95.1)              (411.7)
Cash and cash equivalents, beginning of period                                           547.9                720.0
                                                                                ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     $           452.8    $           308.3
                                                                                ===============      ===============


        The accompanying notes are an integral part of these consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


1.   DESCRIPTION OF BUSINESS

     Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("Phoenix"), a publicly traded company. See note 3-"Reorganization and Initial Public Offering."

2.   BASIS OF  PRESENTATION

     The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.

     In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair statement have been included. Operating results for the three months ended March 31, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002. These unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements of Phoenix Life for the year ended December 31, 2001.

3.   REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. In addition, Phoenix Life established a closed block for the benefit of holders of certain of its individual life insurance policies. The purpose of the closed block is to protect, after demutualization, the reasonable policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 6, "Closed Block."

     On June 25, 2001, Phoenix closed its IPO, in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO equaling $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriters discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

4.   SUMMARY OF NEW SIGNIFICANT ACCOUNTING POLICIES

     Goodwill and Other Intangible Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard for goodwill and other intangible assets. The standard primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under the standard, amortization of goodwill and other intangible assets with indefinite lives recorded in past business combinations is discontinued after 2001 and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. In accordance with the standard, goodwill amortization will not be recognized after 2001.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


     The provisions of the standard also apply to equity-method investments. The standard prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

     The standard also requires that goodwill and indefinite-lived intangible assets be tested at least annually for impairment. Upon adoption of the standard, goodwill and indefinite-lived intangibles were tested for impairment by comparing the fair value to the carrying amount of the asset as of the beginning of 2002. The effect of adopting the standard in 2002 decreased after-tax income by $10.4 million for the three months ended March 31, 2002, primarily due to declines in the market value of the business units previously acquired. The asset write-down related to the impairment charge was applied to affiliate equity, because the related business unit is an equity-method investment. Phoenix Life recognized $4.0 million in goodwill amortization in the first quarter of 2001.

     Impairment of Long-Lived Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard, Accounting for the Impairment or Disposal of Long-Lived Assets. Under the standard, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less cost to sell.

     Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Upon adoption of the standard, Phoenix Life determined there was no material effect on its results of operations or financial condition.

5.   SIGNIFICANT TRANSACTIONS

     Deferred Policy Acquisition Costs

     In the first quarter of 2002, Phoenix Life refined the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a $22.1 million increase in the deferred acquisition cost balances.

6.   CLOSED BLOCK

     On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. See note 14 of Phoenix Life's consolidated financial statements for the year ended December 31, 2001 for more information on the closed block.

     As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2001 to March 31, 2002 in excess of expected cumulative earnings did not inure to stockholders and have been used to establish a policyholder dividend obligation as of March 31, 2002. The decrease in the policyholder dividend obligation of $64.4 million pre-tax, consists of $26.2 million of pre-tax losses for the period January 1, 2002 to March 31, 2002 and the unrealized losses on assets in the closed block for the period January 1, 2002 to March 31, 2002 of $38.2 million, pre-tax.


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

    The following sets forth certain summarized financial information relating to the closed block as of March 31, 2002 and December 31, 2001 (in millions):

                                                                                   2002               2001
                                                                              ---------------     --------------
         LIABILITIES:
         Policy liabilities and accruals and policyholder deposit funds     $         9,202.2   $        9,150.2
         Policyholder dividends payable                                                 366.4              357.3
         Policyholder dividend obligation                                               102.8              167.2
         Other closed block liabilities                                                  62.5               57.0
                                                                              ---------------     --------------
         Total closed block liabilities                                               9,733.9            9,731.7
                                                                              ---------------     --------------
         ASSETS:
         Available-for-sale debt securities at fair value                             5,812.0            5,734.2
         Mortgage loans                                                                 380.5              386.5
         Policy loans                                                                 1,399.8            1,407.1
         Deferred income taxes                                                          391.9              392.6
         Investment income due and accrued                                              127.4              125.3
         Net due and deferred premiums                                                   39.5               41.1
         Cash and cash equivalents                                                      162.7              239.7
         Other closed block assets                                                       43.4               14.8
                                                                              ---------------     --------------
         Total closed block assets                                                    8,357.2            8,341.3
         Excess of reported closed block liabilities over closed block assets representing maximum future earnings to be recognized
            from closed block assets and liabilities                       $         1,376.7   $        1,390.4
                                                                            =================    ==============

         CHANGE IN POLICYHOLDER DIVIDEND OBLIGATION:
         Balance at beginning of period                                     $           167.2   $          115.5
         Change during the period                                                       (64.4)              51.7
                                                                              ---------------     --------------
         Balance at end of period                                           $           102.8   $          167.2
                                                                            =================    ==============

The following sets forth certain summarized financial information relating to the closed block for the quarter ended March 31, 2002 (in millions):

         REVENUES:
         Premiums                                                           $           248.7
         Net investment income                                                          138.8
         Realized investment losses, net                                                (36.1)
                                                                              ---------------
         Total revenues                                                                 351.4
                                                                              ---------------
         EXPENSES:
         Benefits to policyholders                                                      253.5
         Other operating costs and expenses                                               2.8
         Change in policyholder dividend obligation                                     (26.2)
         Dividends to policyholders                                                     100.2
                                                                              ---------------
         Total benefits and expenses                                                    330.3
                                                                              ---------------
         Contribution from the closed block, before income taxes                         21.1
         Income tax expense                                                               7.4
                                                                              ---------------
         Contributions from closed block, after income taxes                $            13.7
                                                                            =================

7.   DISCONTINUED REINSURANCE OPERATIONS

     In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance segment consisted primarily of individual life reinsurance operations as well as group accident and health reinsurance business. Phoenix Life placed the retained group accident and health reinsurance business into run-off. Phoenix Life adopted a formal

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

     Phoenix Life has reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions during the first three months of 2002.

     Phoenix Life's reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

     A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

     Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in several disputes in which the pool members assert that they can deny coverage to certain insurers that claim that they purchased reinsurance coverage from the pool.

     Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix Life and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000.

     In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with certain of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocessionaires successfully avoids its obligations.

     A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     similar discussions will follow for the remaining years. Although Phoenix Life is vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

     Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

     The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $20.7 million and $20.8 million as of March 31, 2002 and December 31, 2001, respectively.

     There were no discontinued reinsurance operating results for the three months ended March 31, 2002 and 2001 because the operations were discontinued prior to January 1, 2001.

8.   COMMITMENTS AND CONTINGENCIES

     Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 7, "Discontinued Operations."

     Phoenix Life makes off-balance sheet commitments related to venture capital partnerships. As of March 31, 2002, total unfunded capital commitments were $162.0 million.

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------
The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Variable Universal Life Account, a separate account of the company.

ATTAINED AGE: The age of the insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CASH SURRENDER VALUE: The policy value less any surrender charge that would apply on the date of surrender and less any debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that minimum required premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a policy, plus accrued interest.

GENERAL ACCOUNT: The general asset account of Phoenix.

GUARANTEED INTEREST ACCOUNT ("GIA"): An investment option under which premium payment amounts are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a policy is in effect and the insured's life remains insured.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

INSURED: The person upon whose life the policy is issued.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the policy. An increase or decrease in the face amount of the policy will change the minimum required premium amount.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net asset value is computed by adding the value of a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next valuation date.

PHOENIX (COMPANY, OUR, US, WE): Phoenix Life Insurance Company.

PLANNED ANNUAL PREMIUM: The premium amount that the policyowner agrees to pay each policy year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a policy.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to subaccounts on a pro rata basis are allocated by increasing or decreasing a policy's share in the value of the affected subaccounts and Guaranteed Interest Account so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of a fund.

SUBACCOUNTS: Accounts within the Account to which nonloaned assets under a policy are allocated.

UNIT: A standard of measurement used to set the value of a policy. The value of a unit for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amount.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of a fund.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for VULA.

VULA: Variable and Universal Life Administration.

                                                                     [VERSION B]

                              FLEX EDGE SUCCESS(R)

                                  JOINT EDGE(R)

                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                        AUGUST 9, 2002


    This prospectus describes a flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:

THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Aberdeen New Asia Series
   [diamond] Phoenix-AIM Mid-Cap Equity Series
   [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
   [diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series (1) [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Flexible Income Series
   [diamond] Phoenix-Janus Growth Series

   [diamond] Phoenix-Kayne Large-Cap Core Series
   [diamond] Phoenix-Kayne Small-Cap Quality Value Series
   [diamond] Phoenix-Lazard International Equity Select Series
   [diamond] Phoenix-Lazard Small-Cap Value Series
   [diamond] Phoenix-Lazard U.S. Multi-Cap Series
   [diamond] Phoenix-Lord Abbett Bond-Debenture Series
   [diamond] Phoenix-Lord Abbett Large-Cap Value Series
   [diamond] Phoenix-Lord Abbett Mid-Cap Value Series

   [diamond] Phoenix-MFS Investors Growth Stock Series [diamond] Phoenix-MFS Investors Trust Series
   [diamond] Phoenix-MFS Value Series
   [diamond] Phoenix-Oakhurst Growth and Income Series [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Phoenix-Seneca Strategic Theme Series

   [diamond] Phoenix-State Street Research Small-Cap Growth Series

   [diamond] Phoenix-Van Kampen Focus Equity Series

AIM VARIABLE INSURANCE FUNDS
----------------------------
   [diamond] AIM V.I. Capital Appreciation Fund
   [diamond] AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND
-----------------------
   [diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond] Federated Fund for U.S. Government Securities II
   [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond] VIP Contrafund(R) Portfolio
   [diamond] VIP Growth Opportunities Portfolio
   [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond] Mutual Shares Securities Fund

   [diamond] Templeton Developing Markets Securities Fund (1)

   [diamond] Templeton Foreign Securities Fund
   [diamond] Templeton Global Asset Allocation (1)
   [diamond] Templeton Growth Securities Fund

SCUDDER VIT FUNDS
-----------------
   [diamond] Scudder VIT EAFE(R) Equity Index Fund
   [diamond] Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty
   [diamond] Wanger U.S. Smaller Companies

(1) Not available for new investors




IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:             [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                         PO Box 8027
                                                                         Boston, MA 02266-8027
                                                             [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                         Tel. 800/541-0171

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, under-written or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

Heading                                                 Page
------------------------------------------------------------

SUMMARY ...............................................    4
PERFORMANCE HISTORY....................................    5
REDUCTION IN CHARGES...................................    5
PHOENIX AND THE ACCOUNT................................    6
   Phoenix ............................................    6
   The Account ........................................    6
   The Guaranteed Interest Account ....................    6
THE POLICY ............................................    6
   Introduction .......................................    6
   Eligible Purchasers ................................    7
   Flexible Premiums ..................................    7
   Allocation of Issue Premium ........................    7
   Free Look Period ...................................    8
   Temporary Insurance Coverage .......................    8
   Transfer of Policy Value ...........................    8
     Systematic Transfer Program.......................    8
     Nonsystematic Transfers ..........................    8
   Determination of Subaccount Values .................    9
   Death Benefit ......................................   10
   Surrenders .........................................   10
   Policy Loans .......................................   11
   Lapse ..............................................   12
   Payment of Premiums During Period of Disability ....   12
   Additional Insurance Options .......................   12
   Additional Rider Benefits ..........................   13
INVESTMENTS OF THE ACCOUNT ............................   14
   Participating Investment Funds......................   14
   Investment Advisors.................................   16
   Services of the Advisors ...........................   17
   Reinvestment and Redemption ........................   17
   Substitution of Investments ........................   17
CHARGES AND DEDUCTIONS ................................   18
   General.............................................   18
   Charges Deducted Once ..............................   18
     State Premium Tax Charge .........................   18
     Federal Tax Charge................................   18
   Periodic Charges....................................   18
   Conditional Charges.................................   19
   Investment Management Charge........................   20
   Other Taxes ........................................   20
GENERAL PROVISIONS ....................................   20
   Postponement of Payments ...........................   20
   Payment by Check ...................................   21
   The Contract .......................................   21
   Suicide ............................................   21
   Incontestability ...................................   21
   Change of Owner or Beneficiary .....................   21
   Assignment .........................................   21
   Misstatement of Age or Sex .........................   21
   Surplus.............................................   21
PAYMENT OF PROCEEDS ...................................   21
   Surrender and Death Benefit Proceeds ...............   21
   Payment Options ....................................   22
FEDERAL INCOME TAX CONSIDERATIONS .....................   22
   Introduction .......................................   22
   Phoenix's Income Tax Status ........................   23
   Policy Benefits ....................................   23
   Business-Owned Policies.............................   23
   Modified Endowment Contracts .......................   23
   Limitations on Unreasonable Mortality
     and Expense Charges ..............................   24
   Qualified Plans ....................................   25
   Diversification Standards ..........................   25
   Change of Ownership or Insured or Assignment .......   25
   Other Taxes ........................................   25
VOTING RIGHTS .........................................   25
THE DIRECTORS AND EXECUTIVE OFFICERS
   OF PHOENIX..........................................   26
SAFEKEEPING OF THE ACCOUNT'S ASSETS ...................   27
SALES OF POLICIES .....................................   27
STATE REGULATION ......................................   28
REPORTS ...............................................   28
LEGAL PROCEEDINGS .....................................   28
LEGAL MATTERS .........................................   28
REGISTRATION STATEMENT ................................   28
FINANCIAL STATEMENTS ..................................   28
PHOENIX LIFE VARIABLE UNIVERSAL
   LIFE ACCOUNT FINANCIAL STATEMENTS
   DECEMBER 31, 2001................................... SA-1
PHOENIX LIFE INSURANCE COMPANY CONSOLIDATED
   FINANCIAL STATEMENTS, DECEMBER 31, 2001.............  F-1

PHOENIX LIFE INSURANCE COMPANY UNAUDITED
   FINANCIAL STATEMENTS, MARCH 31, 2002................ F-46

APPENDIX A-PERFORMANCE HISTORY.........................  A-1
APPENDIX B-GLOSSARY OF SPECIAL TERMS...................  B-1



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire prospectus before making any decision.

INVESTMENT FEATURES

FLEXIBLE PREMIUMS
    The only premiums you have to pay are the issue premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the subaccounts of the Account and/or the Guaranteed Interest Account as you will have instructed us.

    You may make transfers into the Guaranteed Interest Account and among the subaccounts at anytime. Transfers from the Guaranteed Interest Account are subject to the rules discussed in "The Guaranteed Interest Account".

    The policy value varies with the investment performance of the funds and is not guaranteed.

    The policy value allocated to the Guaranteed Interest Account will depend on deductions taken from the Guaranteed Interest Account to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond]  Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions. See "Policy Loans."

[diamond]  You may partially surrender any part of the policy anytime. A partial surrender fee of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond]  You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed. See "Surrenders."


INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond]  Both a fixed and variable benefit are available under the Policy.
           o  The fixed benefit is equal to the policy's face amount (Option 1)
           o The variable benefit equals the face amount plus the policy value (Option 2)

[diamond]  After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $250,000.

           The death benefit is payable when the insured dies. See "Death Benefit."

DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The guaranteed death benefit is equal to the initial face amount or the face amount as later changed by increases or decreases regardless of investment performance. The death benefit guarantee may not be available in some states.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:

[diamond]  Single Life Policies:
           o   Disability Waiver of Specified Premium
           o   Accidental Death Benefit
           o   Death Benefit Protection
           o   Whole Life Exchange Option
           o   Purchase Protection Plan
           o   Living Benefits Option
           o   Cash Value Accumulation
           o   Child Term
           o   Family Term
           o   Business Term

[diamond]  Multiple Life Policies:
           o   Disability Benefit
           o   Survivor Purchase Option
           o   Term Insurance
           o   Policy Exchange Option

    Availability of these riders depends upon state approval and may involve an extra cost.

CHARGES AND DEDUCTIONS

FROM PREMIUM PAYMENTS
[diamond]  Taxes
           o State Premium Tax Charge--2.25% of premiums paid on Single Life Policies Varies by state on Multiple Life Policies
           o   Federal Tax Charge--1.50% of premiums paid on Single Life
               Policies

See "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE
[diamond]  Issue Expense Charge--Deducted in the first policy year only and payable in 12 monthly installments.

[diamond]  Administrative Charge--Currently set at $5 per month and guaranteed not to exceed $10 per month. The charge reimburses us for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond]  Cost of Insurance--A monthly deduction applied to the Policy and certain riders. The rates vary based on certain personal factors such as sex, attained age and risk class of the insureds.

[diamond]  Surrender Charge--Deducted if the policy is surrendered within the first 10 policy years. See "Surrender Charge."

[diamond]  Partial Surrender Fee--Deducted to recover costs of processing request. The fee is equal to 2% of withdrawal, but not more than $25.

[diamond]  Partial Surrender Charge--Deducted for partial surrenders and decrease in face amount.

[diamond]  Transfer Charge--Maximum of $10. See "Nonsystematic Transfers."

FROM THE ACCOUNT
    Mortality and Expense Risk Charge:

Single Life Policies:

[diamond]  Policy years 1 through 15--.80% annually;

[diamond]  Policy years 16 and after--.25% annually.

Multiple Life Policies:

[diamond]  For all policy years--.80% annually.

FROM THE FUND
    The assets of the Account are used to purchase, at Net Asset Value, shares of your selected underlying funds. The Net Asset Value reflects investment management fees and other direct expenses of the fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond]  within 10 days after you receive the policy, or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond]  within 45 days of completing the application;

whichever is latest.

    See "Free Look Period."

RISK OF LAPSE
    The policy will remain in force as long as the cash surrender value is enough to pay the necessary monthly charges incurred under the policy. When the cash surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity to keep the policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income tax until there is a distribution from the policy. Loans, partial surrenders or policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The policy is subject to laws and regulations in every state where the policy is sold. Therefore, the terms of the policy may vary from state to state.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. See "Appendix A--Performance History" for more information.

REDUCTION IN CHARGES
--------------------------------------------------------------------------------
    The policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where it is expected that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

    Eligibility for the amount of these reductions will be determined by a number of factors including:

[diamond]  the number of insureds,

[diamond]  the total premium expected to be paid,

[diamond]  the total assets under management for the policyowner,

[diamond]  the nature of the relationship among individual insureds,

[diamond]  the purpose for which the policies are being purchased,

[diamond]  whether there is a preexisting relationship with us, such as being an employee of the Company or its affiliates and their spouses; employees or agents who retire from Phoenix or its affiliates; Phoenix Equity Planning Corporation ("PEPCO"), its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements,

[diamond]  internal transfers from other policies or contracts issued by the
           Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and

other circumstances which in our opinion are rationally related to the expected reduction in expenses. Any variations in the charge structure will be determined in a uniform manner reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE ACCOUNT
    The Account is a separate account of Phoenix, established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"), as amended, and meets the definition of a "separate account" under the 1940 Act. This registration does not involve supervision of the management of the Account or Phoenix by the SEC.

    The Account is divided into subaccounts each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional subaccounts which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the Account--Participating Investment Funds."

    We do not guarantee the investment performance of the Account or any of its subaccounts. Contributions to the overall policy value allocated to the Account depend on the underlying fund's investment performance. Thus, you bear the full investment risk for all monies invested in the Account.

    The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct do not affect the Account. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.

THE GUARANTEED INTEREST ACCOUNT
    In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account ("GIA"). Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]  Year One:       25% of the total value

[diamond]  Year Two:       33% of remaining value

[diamond]  Year Three:     50% of remaining value

[diamond]  Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.


THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION
    The policy is a flexible premium variable universal life insurance policy. The policy has a death benefit, cash surrender value and loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several subaccounts of the Account or the Guaranteed Interest Account. Each subaccount, in turn, invests its assets exclusively in a portfolio of the fund. The policy value varies according to the investment performance of the series to which premiums have been allocated.

ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You may purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents. A policy also can be purchased to cover from 2 to 5 lives under one policy, for any person up to the age of 80. Under such a multiple life policy, the death benefit is paid upon the first death under the policy; the policy then terminates. Such a policy could be purchased on the lives of spouses, family members, business partners or other related groups.

FLEXIBLE PREMIUMS
    The issue premium required depends on a number of factors, such as:

[diamond]  age;

[diamond]  sex;

[diamond]  rate class of proposed insured;

[diamond]  desired face amount;

[diamond]  supplemental benefit; and

[diamond]  planned premiums

    The minimum issue premium for a policy is generally 1/6 of the planned annual premium. The issue premium is due on the policy date. The insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by the applicable charge for state premium tax. Single life policies will also be reduced by a federal tax charge of 1.50%. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

    Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will be first used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

    The number of units credited to a subaccount of the Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

    You also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the policy under certain conditions during a period of total disability of the insured. Under its terms, the specified premium will be waived upon our receipt of proof that the insured is totally disabled and that the disability occurred while the rider was in force.

    The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, you will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value then will be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more from your personal checking account to be allocated among the available subaccounts or the Guaranteed Interest Account. Your monthly payment will be invested according to your most recent instructions on file at VULA.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option also is available to career agents of Phoenix (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM
    We will generally allocate the issue premium less applicable charges to the Account or to the Guaranteed

Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states, and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the Free Look Period) to the Phoenix-Goodwin Money Market subaccount of the Account, and, at the expiration of the Free Look Period, the policy value of the Phoenix-Goodwin Money Market subaccount is allocated among the subaccounts of the Account or to the Guaranteed Interest Account in accordance with the applicant's allocation instructions in the application for insurance.

FREE LOOK PERIOD
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond]  by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond]  within 45 days after completing the application,

whichever occurs latest (the "Free Look Period").

    We treat a returned policy as if we never issued it and, except for policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy: (1) the current policy value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the policy. For policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest, and less any partial surrender amounts paid.

    We retain the right to decline to process an application within seven days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TEMPORARY INSURANCE COVERAGE
    On the date the application for a policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the policy and in the receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer funds automatically among the subaccounts and the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are:

[diamond]  $25 monthly,

[diamond]  $75 quarterly,

[diamond]  $150 semiannually or

[diamond]  $300 annually.

    You must have an initial value of $1,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("sending subaccount") and if the value in that subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Value may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts"). Under the systematic transfer program, policyowners may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one systematic transfer program can be active at any time. After the completion of the Systematic Transfer Program, you can call VULA at 800/541-0171 to begin a new systematic transfer program.

    All transfers under the systematic transfer program will be made on the basis of the Guaranteed Interest Account and subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first 2 transfers in a policy year. Transfers under the systematic transfer program do not count against these limitations.

    We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond]  the entire balance in the subaccount or the Guaranteed Interest
           Account is being transferred; or

[diamond]  the transfer is part of the systematic transfer program.

    We also reserve the right to prohibit a transfer to any subaccount if the value of your investment in that subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount would, immediately after the transfer, be less than $500.

    You may make only one transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless the transfer(s) are made as part of a Systematic Transfer Program, or we agree to make an exception to this rule. The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer.

    A nonsystematic transfer from the unloaned portion of the Guaranteed Interest Account will be processed on the day such request is received by VPMO.

    Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts you may invest in to a total of 18 at any one time or over the life of the policy. We may limit you to fewer than 18 if we are required to do so by law.

    Because excessive exchanges between subaccounts can adversely affect fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each subaccount of the Account on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the prior valuation date by the Net Investment Factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

    The Net Investment Factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The Net Investment Factor is determined by the formula:

    (A) + (B)
    --------  - (D) where:
       (C)

(A) = The value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.

(B) = The amount of any dividend (or, if applicable, any capital gain distribution) received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period.

(C) = The value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date.

(D) = The sum of the following daily charges multiplied by the number of days in the current valuation period:

      1.  the mortality and expense risk charge; and

      2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT

GENERAL
    The death benefit under Option 1 equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

    Under Option 2, the death benefit equals the policy's face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

    Under either option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
    A guaranteed death benefit rider is available. Under this policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

LIVING BENEFITS OPTION
    In the event of a terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the policy after any such accelerated benefit payment is $10,000.

REQUESTS FOR INCREASE IN FACE AMOUNT
    Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increases. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Free Look Period (see "The Policy--Free Look Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the Policy resulting from the increase, see "Modified Endowment Contracts--Material Change Rules."

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT
ON DEATH BENEFIT
    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain tax consequences. See "Federal Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).

SURRENDERS

GENERAL
    At any time during the lifetime of the insured(s) and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

    We generally pay the amount surrendered within 7 days of our receipt of the written request. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For a discussion of the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
    If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

    Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond]  The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond]  The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond]  A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

POLICY LOANS
    Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

    The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the unloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the unloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only) on single life policies and 6% on multiple life policies, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the unloaned portion of the Guaranteed Interest Account.

    Loans may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The unloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    Payments received by us for the policy will be applied directly to reduce outstanding loans, unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the Insured while the policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

    The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

    In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    You will pay interest on the loan at an effective annual rate, compounded daily and payable in arrears. The loan interest rates in effect are as follows:

[diamond]  Single Life Policies
           o   Policy years 1-10 (or insured's age 65 if earlier):    4%
           o   Policy years 11-15:                                    3%
           o   Policy years 16 and thereafter:                    2 1/2%

[diamond]  Single Life Policies--New York & New Jersey only
           o   Policy years 1-10 (or insured's age 65 if earlier):    6%
           o   Policy years 11-15:                                    5%
           o   Policy years 16 and thereafter:                    4 1/2%

[diamond]  Multiple Life Policies
           o   Policy years 1-10:                                     8%
           o   Policy years 11 and thereafter:                        7%

    At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and from the unloaned to the loaned portion of the Guaranteed Interest Account.

    A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts or unloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts or the unloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the unloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

    If on any monthly calculation day during the first five policy years, the policy value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. During the first five policy years or until the cash surrender value becomes positive for the first time, the policy will not lapse as long as all premiums planned at issue have been paid.

    During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days has passed after we have mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY
    You may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the policy under certain conditions during a period of total disability of the insured. Under its terms, the specified premium will be waived upon our receipt of proof that the insured is totally disabled and that the disability occurred while the rider was in force. The terms of this rider may vary by state.

ADDITIONAL INSURANCE OPTIONS
    While the policy is in force and the insured is insurable, the policyowner will have the option to purchase additional insurance on the same insured with the same guaranteed rates as the policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the insured's new attained age and any change in risk classification. However, if elected on the application, the policyowner may, at predetermined future dates, purchase additional insurance protection on the same insured without evidence of insurability. See "Additional Rider Benefits--Purchase Protection Plan Rider."

    In addition, once each policy year you may request an increase in face amount. This request should be made within 90 days prior to the policy anniversary and is subject to an issue expense charge of $1.50 per $1,000 of increase in face amount, up to a maximum of $600, and to our receipt of adequate insurability evidence. A Free Look

Period as described in "The Policy" section of this prospectus applies to each increase in face amount.

ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available and additional riders may be available as described in the policy (if approved in your state).

SINGLE LIFE POLICIES:
[diamond]  DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least 6 months. Premiums will be waived to the policy anniversary nearest the insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire 5 years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the insured is totally disabled and that the disability occurred while the rider was in force.

[diamond]  ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the insured's 75th birthday, if:
           o the insured dies from bodily injury that results from an accident; and
           o  the insured dies no later than 90 days after injury.

[diamond]  DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the insured must be
           20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The 3 available guarantee periods are:

           1 death benefit guaranteed until the later of the policy anniversary nearest the insured's 70th birthday or policy year 7;

           2 death benefit guaranteed until the later of the policy anniversary nearest the insured's 80th birthday or policy year 10;

           3 death benefit guaranteed until the later of the policy anniversary nearest the insured's 95th birthday.

    Death benefit guarantee periods 1 or 2 may be extended provided that the policy's cash surrender value is sufficient and you pay the new minimum required premium.

    For policies issued in New York, 2 guarantee periods are available:

          1 the policy anniversary nearest the insured's 75th birthday or the 10th policy year; or

          2   the policy anniversary nearest the insured's 95th birthday.

[diamond]  WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this rider.

[diamond]  PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond]  LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

[diamond]  CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.

[diamond]  CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child's 25th birthday.

[diamond]  FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the insured or members of the insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 65 for each insured to either a fixed benefit or variable policy.

[diamond]  BUSINESS TERM RIDER. This rider provides annually renewable term insurance coverage to age 95 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed 6 times the initial base policy. This rider is available only for policies sold in the corporate-owned life insurance market, employer-sponsored life insurance market or other business-related life insurance market.

MULTIPLE LIFE POLICIES:
[diamond]  DISABILITY BENEFIT RIDER. In the case of disability of the insured, a specified monthly amount may be credited to the policy and the monthly deductions will be waived. A Disability Benefit Rider may be provided on any or all eligible insureds. The specified amount selected must be the same for all who elect coverage.

[diamond]  SURVIVOR PURCHASE OPTION RIDER. The survivor(s) may purchase a new
           Multiple Life Policy for a face amount equal to that of the original policy upon the first death. The new policy will be based upon attained age rates.

[diamond]  TERM INSURANCE RIDER. The Term Insurance Rider enables the face amount of coverage on each life to be individually specified. A rider is available for each insured and the face amount of coverage under the rider may differ for each insured. Based upon the policyowner's election at issue, the rider will provide coverage for all insureds to either age 70 or maturity of the policy. The termination age specified must be the same for all insureds.

[diamond]  POLICY EXCHANGE OPTION RIDER. The Multiple Life Policy may be
           exchanged for single life policies where the total face amount under the policies is no greater than that under the original policy. There is no charge for this rider.

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS
     The following subaccounts invest in corresponding series of a fund.

THE PHOENIX EDGE SERIES FUND
     PHOENIX-ABERDEEN INTERNATIONAL SERIES: The series seeks a high total return consistent with reasonable risk.

     PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

     PHOENIX-AIM MID CAP EQUITY SERIES: The series seeks long-term growth of capital.

     PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The series seeks long-term capital growth.

     PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.

     PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) (the "Index") before fund expenses.

     PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The series seeks capital appreciation and income with approximately equal emphasis.

     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The series seeks to achieve intermediate and long-term growth of capital appreciation with income as a secondary consideration.

     PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

     PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The series seeks to maximize total return. As of February 16, 2001, this series is closed to new investors. Existing investors may continue to allocate payments to this series or to any other series offered.

     PHOENIX-GOODWIN MONEY MARKET SERIES: The series seeks to provide maximum current income consistent with capital preservation and liquidity.

     PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.

     PHOENIX-HOLLISTER VALUE EQUITY SERIES: The series seeks long-term capital appreciation with current income as a secondary consideration.

     PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization within the market sectors found in the S&P 500.

     PHOENIX-JANUS FLEXIBLE INCOME SERIES: The series seeks to obtain maximum total return, consistent with preservation of capital.

     PHOENIX-JANUS GROWTH SERIES: The series seeks long-term growth of capital in a manner consistent with the preservation of capital.


     PHOENIX-KAYNE LARGE-CAP CORE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

     PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

     PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES: The series seeks long-term capital appreciation.

     PHOENIX-LAZARD SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

     PHOENIX-LAZARD U.S. MULTI-CAP SERIES: The series seeks long-term capital appreciation.

     PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES: The series seeks high current income and long-term capital appreciation to produce a high total return.

     PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES: The series seeks capital appreciation with income as a secondary consideration.

     PHOENIX-LORD ABBETT MID-CAP VALUE SERIES: The series seeks capital appreciation.


     PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

     PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

     PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.

     PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The series seeks dividend growth, current income and capital appreciation.

     PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The series seeks high total return over an extended period of time consistent with prudent investment risk.

     PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital growth through investment in equity securities of foreign and U.S. companies.

     PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The series seeks long-term capital appreciation with current income as the secondary consideration.

     PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued with current income as a secondary consideration.

     PHOENIX-SENECA MID-CAP GROWTH SERIES: The series seeks capital appreciation.

     PHOENIX-SENECA STRATEGIC THEME SERIES: The series seeks long-term capital appreciation.


     PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES: The series seeks long-term capital growth.


     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The series seeks capital appreciation by investing primarily in equity securities.

AIM VARIABLE INSURANCE FUNDS
     AIM V.I. CAPITAL APPRECIATION FUND: The fund seeks growth of capital.

     AIM V.I. PREMIER EQUITY FUND: The fund seeks to achieve long-term growth of capital with income as a secondary consideration.

THE ALGER AMERICAN FUND
     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The portfolio seeks long-term capital appreciation.

FEDERATED INSURANCE SERIES
     FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The fund seeks current income.

     FEDERATED HIGH INCOME BOND FUND II: The fund seeks high current income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
     VIP CONTRAFUND(R) PORTFOLIO: The portfolio seeks long-term capital appreciation.

     VIP GROWTH OPPORTUNITIES PORTFOLIO: The portfolio seeks to provide capital growth.

     VIP GROWTH PORTFOLIO: The portfolio seeks to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     MUTUAL SHARES SECURITIES FUND: The fund seeks capital appreciation with income as a secondary objective.

     TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The fund seeks long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

     TEMPLETON FOREIGN SECURITIES FUND: The fund seeks long-term capital growth.

     TEMPLETON GLOBAL ASSET ALLOCATION FUND: The fund seeks a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

     TEMPLETON GROWTH SECURITIES FUND: The fund seeks long-term capital growth.

SCUDDER VIT FUNDS
     SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index").

     SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     TECHNOLOGY PORTFOLIO: The portfolio seeks long-term capital appreciation.

WANGER ADVISORS TRUST
     WANGER FOREIGN FORTY: The fund seeks long-term capital growth.

     WANGER INTERNATIONAL SMALL CAP: The fund seeks long-term capital growth.

     WANGER TWENTY: The fund seeks long-term capital growth.

     WANGER U.S. SMALLER COMPANIES: The fund seeks long-term capital growth.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact VULA at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) an administrative or judicial decision, (4) changes in the investment management of any portfolio of the fund(s), (5) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners or (6) a Phoenix decision to disregard policy holders' or contract owners' voting instructions. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS

    The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------
Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
Phoenix-Hollister Value Equity Series

Phoenix-Kayne Large-Cap Core Series
Phoenix-Kayne Small-Cap Quality Value Series

Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------


------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------
Aberdeen Fund Managers, Inc.
o    Phoenix-Aberdeen International Series
Roger Engemann & Associates, Inc. ("Engemann")
o    Phoenix-Engemann Capital Growth Series
o    Phoenix-Engemann Small & Mid-Cap Growth Series

Kayne Anderson Rudnick Investment Management, LLC
o    Phoenix-Kayne Large-Cap Core Series
o    Phoenix-Kayne Small-Cap Quality Value Series

Seneca Capital Management, LLC ("Seneca")
o    Phoenix-Seneca Mid-Cap Growth Series
o    Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------


------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-Federated U.S. Government Bond Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series

Phoenix-Lazard International Equity Select Series
Phoenix-Lazard Small-Cap Value Series
Phoenix-Lazard U.S. Multi-Cap Series
Phoenix-Lord Abbett Bond-Debenture Series
Phoenix-Lord Abbett Large-Cap Value Series
Phoenix-Lord Abbett Mid-Cap Value Series

Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series

Phoenix-State Street Research Small-Cap Growth Series

Phoenix-Van Kampen Focus Equity Series
------------------------------------------------------------------


------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------
AIM Capital Management, Inc.
o    Phoenix-AIM Mid-Cap Equity Series
Alliance Capital Management, L.P.
o    Phoenix-Alliance/Bernstein Growth + Value Series
o    Phoenix-Sanford Bernstein Global Value Series
o    Phoenix-Sanford Bernstein Mid-Cap Value Series
o    Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o    Phoenix-Deutsche Dow 30 Series
o    Phoenix-Deutsche Nasdaq-100 Index(R) Series
Federated Investment Management Company
o    Phoenix-Federated U.S. Government Bond Series
J.P. Morgan Investment Management, Inc.
o    Phoenix-J.P. Morgan Research Enhanced Index Series
------------------------------------------------------------------

------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------

Janus Capital Management LLC
o    Phoenix-Janus Flexible Income Series
o    Phoenix-Janus Growth Series
Lazard Asset Management
o Phoenix-Lazard International Equity Select Series
o Phoenix-Lazard Small-Cap Value Series
o Phoenix-Lazard U.S. Multi-Cap Series
Lord, Abbett & Co. LLC
o Phoenix-Lord Abbett Bond-Debenture Series
o Phoenix-Lord Abbett Large-Cap Value Series
o Phoenix-Lord Abbett Mid-Cap Value Series

MFS Investment Management
o    Phoenix-MFS Investors Growth Stock Series
o    Phoenix-MFS Investors Trust Series
o    Phoenix-MFS Value Series

Morgan Stanley Investment Management Inc.
o    Phoenix-Van Kampen Focus Equity Series
State Street Research & Management Company
o   Phoenix-State Street Research Small-Cap Growth Series

------------------------------------------------------------------


------------------------------------------------------------------
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series
------------------------------------------------------------------


------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series
------------------------------------------------------------------


-----------------------------------------------------------------
PAIA SUBADVISORS
-----------------------------------------------------------------
PIC
Aberdeen Fund Managers, Inc.
o   Phoenix-Aberdeen New Asia Series
-----------------------------------------------------------------

    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    PVA is a wholly-owned subsidiary of PM Holdings, Inc.

------------------------------------------------------------------
OTHER ADVISORS
------------------------------------------------------------------

AIM Advisors, Inc.
o   AIM V.I. Capital Appreciation Fund
o   AIM V.I. Premier Equity Fund
Fred Alger Management, Inc.
o   Alger American Leveraged AllCap Portfolio
Deutsche Asset Management
o    Scudder VIT EAFE(R) Equity Index Fund
o    Scudder VIT Equity 500 Index Fund
Federated Investment Management Company
o    Federated Fund for U.S. Government Securities II
o    Federated High Income Bond Fund II
Fidelity Management and Research Company
o    VIP Contrafund(R) Portfolio
o    VIP Growth Opportunities Portfolio
o    VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o    Mutual Shares Securities Fund

Morgan Stanley Investment Management Inc.
o    Technology Portfolio

Templeton Asset Management, Ltd.
o    Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o    Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
o    Templeton Foreign Securities Fund
o    Templeton Global Asset Allocation Fund
Wanger Asset Management, L.P.
o    Wanger Foreign Forty
o    Wanger International Small Cap
o    Wanger Twenty
o    Wanger U.S. Smaller Companies
------------------------------------------------------------------

SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the fund prospectuses.

REINVESTMENT AND REDEMPTION
    All dividend distributions of a fund are automatically reinvested in shares of the fund at net asset value on the date of distribution. Likewise, all capital gains distributions of a fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional subaccounts within the Account, each of which will invest in shares of a designated portfolio of the fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL
    Charges are deducted in connection with the policy to compensate us for:

[diamond]  our expenses in selling the policy;

[diamond]  underwriting and issuing the policy;

[diamond]  premium and federal taxes incurred on premiums received;

[diamond]  providing the insurance benefits set forth in the policy; and

[diamond]  assuming certain risks in connection with the policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond]  issue expense charge; and/or

[diamond]  surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

    Some charges are deducted only once, others are deducted periodically, and others are deducted only if certain events occur.

CHARGES DEDUCTED ONCE
[diamond]  STATE PREMIUM TAX CHARGE. Various states (and countries and cities)
           impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

[diamond]  FEDERAL TAX CHARGE. A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES

MONTHLY
[diamond]  ISSUE EXPENSE CHARGE. This charge is to reimburse Phoenix for underwriting and start-up expenses in connection with issuing a policy.

           o SINGLE LIFE POLICIES: the issue expense charge is $1.50 per $1,000 of face amount up to a maximum of $600.

           o MULTIPLE LIFE POLICIES: the issue expense charge is $150.

           Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments over the first 12 months of the policy. Generally, administrative costs per policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain member characteristics, the purposes for which the policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.

[diamond]  ADMINISTRATIVE CHARGE. This charge is currently $5 per month and guaranteed not to exceed $10 per month. It reimburses us for daily administration, monthly processing, updating daily values and processing annual and quarterly statements.

[diamond]  COST OF INSURANCE. To determine this charge, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Generally, cost of insurance rates for single life policies are based on the sex, attained age, duration and risk class of the insured; and for multiple life policies the cost of insurance rates are based on the sex, attained age and risk class of the insureds. However, in certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the insureds' risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place Insureds into a standard risk class or a risk class involving a higher mortality risk, depending upon the health of the Insureds as determined by medical information that we request. For otherwise identical policies, insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into categories: smokers, nonsmokers and those who have never smoked. Nonsmokers will generally incur a lower cost of insurance than similarly situated insureds who smoke.

[diamond]  COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

    Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among subaccounts and the unloaned portion of the Guaranteed Interest Account based on an allocation schedule specified by you.

    You initially chose this schedule in your application, and you can change it later from time to time. If any subaccount or the unloaned portion of the Guaranteed Interest Account is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other subaccounts or Guaranteed Interest Account will be proportionally increased.

DAILY
[diamond]  MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of
           0.80% is deducted daily from the Account. Single life policies have a reduced annual rate charge of 0.25% starting in the 16th policy year. No portion of this charge is deducted from the Guaranteed Interest Account.

           The mortality risk assumed by us is that collectively our insureds may live for a shorter time than projected because of inaccuracies in that projecting process and, therefore, that the total amount of death benefits that we will pay out will be greater than that we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the policies may exceed the limits on administrative charges set in the policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond]  SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

           During the first 10 policy years, the surrender charge described below will apply if you either surrender the policy for its cash surrender value or allow the policy to lapse. There is no surrender charge after the 10th policy year. During the first 2 policy years on single life policies and during the first 10 policy years on multiple life policies, the maximum surrender charge that a policyowner could pay while he or she owns the policy is the amount shown in the policy's surrender charge schedule, or equal to either A plus B (as defined below), whichever is less. After the first 2 policy years on single life policies, the maximum surrender charge that a policyowner could pay is based on the amount shown in the policy's surrender charge schedule.

           A. The contingent deferred sales charge is equal to:

              1. 28.5% of all premiums paid (up to and including the amount stated in the policy's surrender charge schedule, which is calculated according to a formula contained in a SEC rule); plus

              2. 8.5% of all premiums paid in excess of this amount but not greater than twice this amount; plus

              3.  7.5% of all premiums paid in excess of twice this amount.

           B. The contingent deferred issue charge is equal to $5 per $1,000 of initial face amount.

    As an example, the following illustrates the maximum surrender charge on a $100,000 single life policy for a male age 35 who has never smoked, who has paid $3,000 in premium payments, and who surrenders the policy in the 70th policy month. The policy's surrender charge schedule would show that the maximum surrender charge to be paid would be equal to either A plus B (shown below) or the amount shown in the chart in the policy (also shown below), whichever is less:

    Example: If this policyowner surrenders his policy in the 70th policy month his surrender charge will be $1,186.78, as given in the table.

    Example: If this policyowner surrenders his policy in the first two years he may be eligible to receive a refund of a portion of the surrender charge, depending on the amount of premium paid, or in other words his surrender charge may be reduced. The surrender charge in the first 2 years would be equal to the lesser of the amount in the surrender charge table and the sum of the following:

    1)  28.5% of premiums paid up to $1,076.72, plus

    2) 8.5% of premiums paid in excess of $1,076.72 but not greater than $2,153.43, plus

    3)  7.5% of premiums paid in excess of $2,153.43, plus $500

    If this policyowner surrendered his policy in the 2nd year after paying $2,000 of premiums his surrender charge would be the lesser of $1,307.54 from the table, and $385.34, thus equaling $385.34. Thus, in this case, the policyowner would pay less surrender charge if he surrenders his policy in the first 2 policy years.

                   SURRENDER CHARGE SCHEDULE
                   --------------------------
    POLICY  SURRENDER   POLICY  SURRENDER  POLICY  SURRENDER
    MONTH    CHARGE     MONTH    CHARGE    MONTH    CHARGE
    -----    ------     -----    ------    -----    ------

     1-60   $1307.54      80    $1066.03    100    $727.09
      61     1295.46      81     1053.95    101     690.65
      62     1283.39      82     1041.88    102     654.22
      63     1271.31      83     1029.80    103     617.78
      64     1259.24      84     1017.73    104     581.35
      65     1247.16      85     1005.65    105     544.91
      66     1235.08      86      993.58    106     508.48
      67     1223.01      87      981.50    107     472.05
      68     1210.93      88      969.43    108     435.61
      69     1198.86      89      957.35    109     399.18
      70     1186.78      90      945.28    110     362.74
      71     1174.71      91      933.20    111     326.31
      72     1162.63      92      921.13    112     289.97
      73     1150.56      93      909.05    113     253.44
      74     1138.48      94      896.97    114     217.01
      75     1126.41      95      884.90    115     180.57
      76     1114.33      96      872.82    116     144.14
      77     1102.26      97      836.39    117     107.70
      78     1090.18      98      799.95    118      71.27
      79     1078.10      99      763.52    119      34.83
                                            120        .00

    Phoenix may reduce the surrender charge for policies issued under group or sponsored arrangements. The amount of reduction will be considered on a case-by-case basis and will reflect the reduced costs to Phoenix expected as a result of sales to a particular group or sponsored arrangement.

[diamond]  PARTIAL SURRENDER FEE. In the case of a partial surrender, but not a decrease in face amount, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond]  PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction which is equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value. This amount is assessed against the subaccounts and the Guaranteed Interest Account in the same proportion as the withdrawal is allocated.

           A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.

    These fund charges and other expenses are described more fully in the fund prospectuses.

OTHER TAXES
    Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.

GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
    Payment of any amount upon complete or partial surrender, policy loan, or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]  for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond]  whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond]  whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

    Transfers also may be postponed under the above circumstances.

PAYMENT BY CHECK
    Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
    If the insured commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
    We may not contest the policy or any attached rider after it has been in force during the insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the insured's death. If the named beneficiary dies before the insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the insured, the death benefit payable under the policy will be paid to your estate.

    As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

    You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS

    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    Under a policy covering multiple lives, the death proceeds will be paid upon the first death under the policy. In addition, under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

    While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

OPTION 1--LUMP SUM
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Equal installments are paid until the later of:

[diamond]  the death of the payee; or

[diamond]  the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]  10 years;

[diamond]  20 years; or

[diamond]  until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]  the end of the 10-year period certain;

[diamond]  the death of the insured; or

[diamond]  the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the policy.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, a qualified income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Account for our federal income taxes which may be attributable to the Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if our income tax status changes. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS
DEATH BENEFIT PROCEEDS
    The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the policy's death benefit proceeds should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. See, however, the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

    Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
    We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. (See "Modified Endowment Contracts.") If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

    The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to possible tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your income tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test." This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," providing a level death benefit with no further premiums. A policy becomes a modified endowment contract, if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
    If there is a reduction in death benefits or reduction or elimination of any Additional Rider Benefit previously elected during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.

DISTRIBUTIONS AFFECTED
    If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]  made on or after the taxpayer attains age 59 1/2;

[diamond]  attributable to the taxpayer's disability (within the meaning of Code
           Section 72(m)(7)); or

[diamond]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
    Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit or any increase in or addition of any rider benefit available as an Additional Rider Benefit (described above), with the following 2 exceptions.

[diamond]  First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]  Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
           o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
           o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. An income tax advisor should be consulted about the income tax consequences of the purchase of more than one modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
    A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series of the fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

[diamond]  55% in any 1 investment

[diamond]  70% in any 2 investments

[diamond]  80% in any 3 investments

[diamond]  90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series of a fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities. For purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the investment portfolios of the series will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

    We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the policyowner or the insured or an exchange or assignment of the policy may have income tax consequences depending on the circumstances. Code
Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

    Fund shares held in a subaccount for which no timely instructions are received, and fund shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
DIRECTORS

Sal H. Alfiero             Chairman and Chief Executive
                           Officer
                           Protective Industries LLC
                           Buffalo, NY
                           Various positions with
                           Mark IV Industries

J. Carter Bacot            Director (retired Chairman and
                           Chief Executive Officer)
                           The Bank of New York
                           New York, NY

Peter C. Browning          Chairman of the Board
                           NUCOR
                           Charlotte, NC
                           Various positions with
                           Sunoco Products Company

Arthur P. Byrne            President, Chief Executive Officer
                           and Chairman
                           The Wiremold Company
                           West Hartford, CT
                           Various positions with
                           The Wiremold Company

Sanford Cloud, Jr.         President and Chief Executive
                           Officer, The National Conference
                           for Community and Justice
                           New York, NY

Richard N. Cooper          Mauritus C. Boas Professor
                           Center for International Affairs
                           Harvard University
                           Cambridge, MA
                           Formerly Chairman of Central
                           Intelligence Agency; Professor,
                           Harvard University

Gordon J. Davis, Esq.      President
                           Lincoln Center for Performing Arts
                           New York, NY
                           Formerly Partner of LeBoeuf, Lamb,
                           Greene & MacRae

Robert W. Fiondella        Chairman and Chief Executive Officer
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various Positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Ann Maynard Gray           Director of The Phoenix Companies, Inc.
                           Director of Duke Energy Corporation
                           and Elan Corporation PLC and a
                           trustee for J.P. Morgan Funds.
                           Formerly President of the
                           Diversified Publishing Group of
                           Capital Cities/ABC, Inc. from 1991
                           to 1999.

John E. Haire              President
                           The Fortune Group
                           New York, NY
                           Executive vice President,
                           Time, Inc.
                           Formerly Publisher,
                           Time Magazine

Jerry  J. Jasinowski       President
                           National Association of
                           Manufacturers
                           Washington, D.C.
                           Various positions with National
                           Association of Manufacturers

Thomas S. Johnson          Chairman and Chief Executive Officer
                           Greenpoint Financial Corporation
                           New York, NY

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
DIRECTORS

John W. Johnstone          Retired.
                           Formerly Chairman and
                           Chief Executive Officer,
                           Olin Corporation

Marilyn E. LaMarche        Limited Managing Director,
                           Lazard Freres & Company, L.L.C.
                           New York, New York
                           Various positions with
                           Lazard Freres & Co. LLC

Philip R. McLoughlin       Executive Vice President and
                           Chief Investment Officer
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Robert F. Vizza            President
                           Dolan Foundations
                           Woodbury, NY
                           Formerly President, Lustgarten
                           Pancreatic Cancer Research
                           Foundation and the Dolan
                           Foundations; President and
                           Chief Executive Officer,
                           St. Francis Hospital

Robert G. Wilson           Retired. Consultant for
                           thePit.com; Consultant for
                           Logistics.com and LendingTree.com

Dona D. Young              President and Chief Operating
                           Officer
                           The Phoenix Companies, Inc.
                           Hartford, CT
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
EXECUTIVE OFFICERS

Carl T. Chadburn           Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Robert W. Fiondella        Chairman of the Board and
                           Chief Executive Officer
                           Chairman of the Board and
                           Chief Executive Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries


Michael E. Haylon          Executive Vice President and Chief
                           Financial Officer
                           Executive Vice President,
                           Phoenix Investment Partners, Ltd.,
                           an affiliate Phoenix Life Insurance
                           Company


Coleman D. Ross            Executive Vice President and
                           Chief Financial Officer,
                           The Phoenix Companies, Inc.
                           Formerly Executive Vice President
                           and Chief Financial Officer of
                           Trenwick Group Ltd.;
                           Formerly a partner with
                           PricewaterhouseCoopers.

David W. Searfoss          Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Simon Y. Tan               Executive Vice President
                           Executive Vice President,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

Dona D. Young              President and Chief Operating
                           Officer
                           President and Chief Operating
                           Officer,
                           The Phoenix Companies, Inc.
                           Various positions with
                           Phoenix Life Insurance Company and
                           its various subsidiaries

    The above listing reflects the positions held during the last 5 years.

SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the Account separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.

SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the

SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

    Policies may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------
    Phoenix is subject to the provisions of the New York insurance law applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------
    All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

    The Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.

LEGAL MATTERS
--------------------------------------------------------------------------------
    Richard J. Wirth, Counsel and Brian A. Giantonio, Counsel of Phoenix Life Insurance Company, have passed upon the organization of Phoenix, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, Phoenix and the policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) as of December 31, 2001, and the results of its operations and its changes in net assets for the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 appear in the pages that follow. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on the Guaranteed Interest Account that we credit during a guarantee period. In addition, the Unaudited Interim Financial Statements of Phoenix Life Insurance Company as of March 31, 2002 and the results of its operations and cash flows for the periods indicated also appear in the pages that follow.

-------------------------------------------------------------------------------

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

FLEX EDGE

    FLEX EDGE SUCCESS(R)

JOINT EDGE(R)

    INDIVIDUAL EDGE(R)

              PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
              DECEMBER 31, 2001

                            [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                            PHOENIX-                                           PHOENIX-ALLIANCE/
                                            ABERDEEN          PHOENIX-       PHOENIX-AIM MID-     BERNSTEIN          PHOENIX-
                                          INTERNATIONAL     ABERDEEN NEW       CAP EQUITY       GROWTH + VALUE   DEUTSCHE DOW 30
                                           SUBACCOUNT      ASIA SUBACCOUNT     SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                         ---------------   ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $   65,420,682    $    3,172,709    $       15,624      $     14,502     $    2,533,441
                                         ===============   ===============   ===============     =============   ================
        Investments at market            $   45,504,052    $    2,827,554    $       16,047      $     14,628     $    2,480,183
                                         ---------------   ---------------   ---------------     -------------   ----------------
          Total assets                       45,504,052         2,827,554            16,047            14,628          2,480,183
LIABILITIES
        Accrued expenses to related
           party                                 30,918             1,969                 7                 7              1,591
                                         ---------------   ---------------   ---------------     -------------   ----------------
NET ASSETS                               $   45,473,134    $    2,825,585    $       16,040            14,621     $    2,478,592
                                         ===============   ===============   ===============     =============   ================
Accumulation units outstanding               24,473,284         3,555,559            15,075      $     13,679     $    2,814,609
                                         ===============   ===============   ===============     =============   ================
Unit value                               $     1.858078    $     0.794695    $     1.064065      $   1.068825     $     0.880617
                                         ===============   ===============   ===============     =============   ================

                                             PHOENIX-                                                                PHOENIX-
                                             DEUTSCHE        PHOENIX-DUFF &      PHOENIX-                         ENGEMANN SMALL
                                            NASDAQ-100        PHELPS REAL        ENGEMANN          PHOENIX-         & MID-CAP
                                             INDEX (R)     ESTATE SECURITIES  CAPITAL GROWTH    ENGEMANN NIFTY        GROWTH
                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT     FIFTY SUBACCOUNT     SUBACCOUNT
                                         ---------------   ----------------- ---------------     -------------   ----------------
ASSETS
        Investments at cost              $    2,278,083    $    7,292,357    $  307,183,198      $ 12,652,162     $    1,339,136
                                         ================  ===============   ===============     =============   ================
        Investments at market            $    1,580,141    $    7,793,318    $  227,964,344      $  8,121,461     $    1,073,053
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                        1,580,141         7,793,318       227,964,344         8,121,461          1,073,053
LIABILITIES
        Accrued expenses to related
           party                                    937             5,256           156,015             5,536                705
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $    1,579,204    $    7,788,062    $  227,808,329      $  8,115,925     $    1,072,348
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                3,878,705         4,420,316        61,718,275         9,465,694          1,815,149
                                         ================  ===============   ===============     =============   ===============
Unit value                               $     0.407147    $     1.761879    $     3.691068      $   0.857384     $     0.590777
                                         ================  ===============   ===============     =============   ================

                                            PHOENIX-                            PHOENIX-                            PHOENIX-J.P.
                                          FEDERATED U.S.       PHOENIX-       GOODWIN MULTI-                          MORGAN
                                           GOVERNMENT        GOODWIN MONEY    SECTOR FIXED     PHOENIX-HOLLISTER     RESEARCH
                                              BOND              MARKET           INCOME           VALUE EQUITY    ENHANCED INDEX
                                           SUBACCOUNT         SUBACCOUNT       SUBACCOUNT          SUBACCOUNT       SUBACCOUNT
                                         ----------------  ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $      407,824    $   49,776,553    $   25,307,897      $ 14,969,939     $   29,971,855
                                         ================  ===============   ===============     =============   ================
        Investments at market            $      407,514    $   49,776,553    $   22,277,448      $ 14,008,116     $   25,270,977
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                          407,514        49,776,553        22,277,448        14,008,116         25,270,977
LIABILITIES
        Accrued expenses to related
           party                                    309            32,368            14,156             9,241             16,868
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $      407,205    $   49,744,185    $   22,263,292      $ 13,998,875     $   25,254,109
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                  330,450        29,389,267         8,751,521         9,739,141         20,048,035
                                         ================  ===============   ===============     =============   ================
Unit value                               $     1.232273    $     1.692597    $     2.543934      $   1.437383     $     1.259680
                                         ================  ===============   ===============     =============   ================

                                                                                                  Phoenix-MFS
                                          PHOENIX-JANUS     PHOENIX-JANUS     PHOENIX-JANUS    INVESTORS GROWTH     PHOENIX-MFS
                                           CORE EQUITY     FLEXIBLE INCOME       GROWTH             STOCK         INVESTORS TRUST
                                           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                         ----------------  ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $    2,390,964    $    1,301,795    $   15,769,135      $    109,362     $        2,313
                                         ================  ===============   ===============     =============   ================
        Investments at market            $    2,086,489    $    1,292,782    $   10,963,294      $    110,887     $        2,331
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                        2,086,489         1,292,782        10,963,294           110,887              2,331
LIABILITIES
        Accrued expenses to related
           party                                  1,437               887             7,238                66                  1
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $    2,085,052    $    1,291,895    $   10,956,056      $    110,821     $        2,330
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                2,517,526         1,149,888        15,785,620           103,818              2,238
                                         ================  ===============   ===============     =============   ================
Unit value                               $     0.828215    $     1.123496    $     0.694053      $   1.067454     $     1.041047
                                         ================  ===============   ===============     =============   ================

                                                                                                                     PHOENIX-
                                                           PHOENIX-MORGAN       PHOENIX-           PHOENIX-         OAKHURST
                                            PHOENIX-MFS     STANLEY FOCUS       OAKHURST       OAKHURST GROWTH      STRATEGIC
                                               VALUE           EQUITY           BALANCED          AND INCOME        ALLOCATION
                                            SUBACCOUNT       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                         ----------------  ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $       44,027    $      827,612    $   30,772,034      $ 15,035,299     $   47,274,239
                                         ================  ===============   ===============     =============   ================
        Investments at market            $       44,789    $      636,962    $   31,448,482      $ 14,167,519     $   46,801,431
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                           44,789           636,962        31,448,482        14,167,519         46,801,431
LIABILITIES
        Accrued expenses to related
           party                                     21               454            21,046             9,646             31,488
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $       44,768    $      636,508    $   31,427,436      $ 14,157,873     $   46,769,943
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                   42,403           846,074        13,357,007        12,075,563         12,604,034
                                         ================  ===============   ===============     =============   ================
Unit value                               $     1.055814    $     0.752307    $     2.352879      $   1.172440     $     3.710712
                                         ================  ===============   ===============     =============   ================

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
                                  (CONTINUED)

                                       PHOENIX-SANFORD   PHOENIX-SANFORD   PHOENIX-SANFORD
                                      BERNSTEIN GLOBAL    BERNSTEIN MID-   BERNSTEIN SMALL-    PHOENIX-SENECA     PHOENIX-SENECA
                                            VALUE           CAP VALUE         CAP VALUE        MID-CAP GROWTH     STRATEGIC THEME
                                         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $       308,272    $    8,272,079    $      2,017,679    $    13,981,053    $    36,118,658
                                     =================  ================  ==================  =================  =================
              Investments at market   $       304,433    $    9,455,552    $      2,118,616    $    10,975,535    $    24,227,250
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets                304,433         9,455,552           2,118,616         10,975,535         24,227,250
LIABILITIES
              Accrued expenses to
                related party                     201             6,067               1,393              7,314             16,204
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $       304,232    $    9,449,485    $      2,117,223    $    10,968,221    $    24,211,046
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding                326,384         8,522,555           1,700,551          7,666,487         14,905,929
                                     =================  ================  ==================  =================  =================
Unit value                            $      0.932130    $     1.108762    $       1.245022    $      1.430671    $      1.624256
                                     =================  ================  ==================  =================  =================

                                                                            ALGER AMERICAN      DEUTSCHE VIT
                                      AIM V.I. CAPITAL                        LEVERAGED        EAFE(R) EQUITY      DEUTSCHE VIT
                                        APPRECIATION     AIM V.I. VALUE    ALLCAP PORTFOLIO         INDEX        EQUITY 500 INDEX
                                         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $       176,174    $      615,061    $      4,402,377    $     2,688,756    $       127,728
                                     =================  ================  ==================  =================  =================
              Investments at market   $       165,766    $      601,813    $      4,088,198    $     1,824,323    $       129,287
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets                165,766           601,813           4,088,198          1,824,323            129,287
LIABILITIES
              Accrued expenses to
                related party                     107               419               2,585              1,185                 65
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $       165,659    $      601,394    $      4,085,613    $     1,823,138    $       129,222
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding                188,887           615,289           6,415,325          2,495,507            122,489
                                     =================  ================  ==================  =================  =================
Unit value                            $      0.877030    $     0.977417    $       0.636852    $      0.730569    $      1.054972
                                     =================  ================  ==================  =================  =================

                                       FEDERATED FUND
                                          FOR U.S.       FEDERATED HIGH                          VIP GROWTH
                                         GOVERNMENT       INCOME BOND      VIP CONTRAFUND(R)    OPPORTUNITIES       VIP GROWTH
                                        SECURITIES II       FUND II           PORTFOLIO           PORTFOLIO          PORTFOLIO
                                         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $     4,501,645    $    2,228,915    $      1,856,430    $       385,504    $     3,210,180
                                     =================  ================  ==================  =================  =================
              Investments at market   $     4,558,729    $    2,053,494    $      1,782,814    $       380,057    $     2,931,252
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets              4,558,729         2,053,494           1,782,814            380,057          2,931,252
LIABILITIES
              Accrued expenses to
                related party                   3,113             1,378               1,137                253              1,948
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $     4,555,616    $    2,052,116    $      1,781,677    $       379,804    $     2,929,304
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding              3,854,015         2,268,237           2,191,035            524,240          4,190,048
                                     =================  ================  ==================  =================  =================
Unit value                            $      1.182044    $     0.904719    $       0.813167    $      0.724485    $      0.699110
                                     =================  ================  ==================  =================  =================

                                                                              TEMPLETON
                                                                              DEVELOPING          TEMPLETON          TEMPLETON
                                       MUTUAL SHARES     TEMPLETON ASSET       MARKETS             GROWTH          INTERNATIONAL
                                        SECURITIES          STRATEGY          SECURITIES          SECURITIES         SECURITIES
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $     3,202,905    $      635,275    $      1,419,702    $     2,353,435    $     5,807,841
                                     =================  ================  ==================  =================  =================
              Investments at market   $     3,190,802    $      468,536    $      1,011,268    $     2,155,892    $     4,393,639
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets              3,190,802           468,536           1,011,268          2,155,892          4,393,639
LIABILITIES
              Accrued expenses to
                related party                   2,121               461                 685              1,353              2,864
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $     3,188,681    $      468,075    $      1,010,583    $     2,154,539    $     4,390,775
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding              2,494,390           430,437           1,021,204          1,628,111          4,278,615
                                     =================  ================  ==================  =================  =================
Unit value                            $      1.278341    $     1.087442    $       0.989599    $      1.323337    $      1.026214
                                     =================  ================  ==================  =================  =================

                                                                                WANGER
                                         TECHNOLOGY      WANGER FOREIGN     INTERNATIONAL                           WANGER U.S.
                                          PORTFOLIO         FORTY             SMALL CAP         WANGER TWENTY        SMALL CAP
                                         SUBACCOUNT       SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $    12,796,196    $    2,942,360    $     31,815,539    $     1,961,150    $    44,760,325
                                     =================  ================  ==================  =================  =================
              Investments at market   $     5,172,628    $    2,080,315    $     21,586,155    $     2,282,744    $    48,409,054
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets              5,172,628         2,080,315          21,586,155          2,282,744         48,409,054
LIABILITIES
              Accrued expenses to
                related party                   3,590             1,391              14,677              1,403             30,680
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $     5,169,038    $    2,078,924    $     21,571,478    $     2,281,341    $    48,378,374
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding             12,509,589         1,540,402          14,822,518          1,403,212         26,940,784
                                     =================  ================  ==================  =================  =================
Unit value                            $      0.413206    $     1.349598    $       1.455318    $      1.625799    $      1.795730
                                     =================  ================  ==================  =================  =================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                 PHOENIX-                                      PHOENIX-ALLIANCE/
                                                 ABERDEEN        PHOENIX-      PHOENIX-AIM MID-   BERNSTEIN         PHOENIX-
                                              INTERNATIONAL    ABERDEEN NEW      CAP EQUITY      GROWTH + VALUE  DEUTSCHE DOW 30
                                                SUBACCOUNT   ASIA SUBACCOUNT    SUBACCOUNT(6)    SUBACCOUNT(5)     SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $         -      $       64,321    $         -     $            17   $      24,195
Expenses
      Mortality, expense risk and
         administrative charges                    412,020            22,395                9                10          10,777
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                      (412,020)           41,926               (9)                7          13,418
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                   (745,450)           (4,531)             -                  (1)         (2,897)
Net realized gain distribution from Fund         1,430,088               -                -                 -            21,222
Net unrealized appreciation (depreciation)
   on investment                               (16,033,904)          (36,942)             423               126         (48,607)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                  (15,349,266)          (41,473)             423               125         (30,282)
Net increase (decrease) in net assets
   resulting from operations                 $ (15,761,286)   $          453    $         414   $           132   $     (16,864)
                                             ==============  ================  =============== ================= ===============

                                                PHOENIX-                                                             PHOENIX-
                                                DEUTSCHE      PHOENIX-DUFF &       PHOENIX-                       ENGEMANN SMALL
                                               NASDAQ-100      PHELPS REAL         ENGEMANN        PHOENIX-        & MID-CAP
                                               INDEX(R)      ESTATE SECURITIES  CAPITAL GROWTH   ENGEMANN NIFTY      GROWTH
                                               SUBACCOUNT       SUBACCOUNT        SUBACCOUNT    FIFTY SUBACCOUNT   SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $         -      $      279,041    $     159,231   $           -     $         406
Expenses
      Mortality, expense risk and
         administrative charges                      8,025            53,176        2,119,716            69,872           6,438
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                        (8,025)          225,865       (1,960,485)          (69,872)         (6,032)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                    (61,422)            2,871       (2,241,222)            2,182            (100)
Net realized gain distribution from Fund               -                 -          5,553,150               -               -
Net unrealized appreciation (depreciation)
   on investment                                  (436,964)          184,486     (127,693,924)       (4,096,493)       (203,376)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                     (498,386)          187,357     (124,381,996)       (4,094,311)       (203,476)
Net increase (decrease) in net assets
   resulting from operations                 $    (506,411)   $      413,222    $(126,342,481)  $    (4,164,183)  $    (209,508)
                                             ==============  ================  =============== ================= ===============

                                                PHOENIX-                           PHOENIX-                        PHOENIX-J.P.
                                             FEDERATED U.S.      PHOENIX-       GOODWIN MULTI-                       MORGAN
                                               GOVERNMENT     GOODWIN MONEY      SECTOR FIXED  PHOENIX-HOLLISTER    RESEARCH
                                                  BOND            MARKET            INCOME       VALUE EQUITY     ENHANCED INDEX
                                               SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $      23,805    $    1,503,406    $   1,741,427   $        99,242   $     189,681
Expenses
      Mortality, expense risk and
         administrative charges                      3,921           328,694          172,171            85,979         220,087
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                        19,884         1,174,712        1,569,256            13,263         (30,406)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                      2,562               -             12,556            (2,210)       (597,981)
Net realized gain distribution from Fund            11,209               -                -              70,319         181,458
Net unrealized appreciation (depreciation)
   on investment                                   (10,575)              -           (489,299)       (2,047,578)     (3,653,213)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                        3,196               -           (476,743)       (1,979,469)     (4,069,736)
Net increase (decrease) in net assets
   resulting from operations                 $      23,080    $    1,174,712    $   1,092,513   $    (1,966,206)  $  (4,100,142)
                                             ==============  ================  =============== ================= ===============

                                                                                                 PHOENIX-MFS
                                             PHOENIX-JANUS    PHOENIX-JANUS     PHOENIX-JANUS  INVESTORS GROWTH   PHOENIX-MFS
                                              CORE EQUITY    FLEXIBLE INCOME       GROWTH           STOCK        INVESTORS TRUST
                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT(3)    SUBACCOUNT(7)
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $      13,844    $       42,447    $         -     $           -     $         -
Expenses
      Mortality, expense risk and
         administrative charges                     13,258             6,060           86,030                83               1
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                           586            36,387          (86,030)              (83)             (1)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                       (895)              627          (76,723)              -               -
Net realized gain distribution from Fund               -               9,431              -                 -               -
Net unrealized appreciation (depreciation)
   on investment                                  (202,174)           (9,787)      (2,992,700)            1,525              18
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                     (203,069)              271       (3,069,423)            1,525              18
Net increase (decrease) in net assets
   resulting from operations                 $    (202,483)   $       36,658    $  (3,155,453)  $         1,442   $          17
                                             ==============  ================  =============== ================= ===============

                                                                                                                    PHOENIX-
                                                              PHOENIX-MORGAN      PHOENIX-         PHOENIX-         OAKHURST
                                               PHOENIX-MFS     STANLEY FOCUS      OAKHURST      OAKHURST GROWTH    STRATEGIC
                                                 VALUE            EQUITY          BALANCED        AND INCOME       ALLOCATION
                                              SUBACCOUNT(4)     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------  ---------------
Investment income
      Distributions                          $          67    $          -      $     824,258   $        71,812   $   1,172,162
Expenses
      Mortality, expense risk and
         administrative charges                         30             4,673          249,027           109,465         372,728
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                            37            (4,673)         575,231           (37,653)        799,434
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                        -              (3,146)           6,408             9,350          20,288
Net realized gain distribution from Fund               -                 -            617,767            32,259         759,837
Net unrealized appreciation (depreciation)
   on investment                                       762           (89,188)        (668,753)       (1,239,672)     (1,105,951)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                          762           (92,334)         (44,578)       (1,198,063)       (325,826)
Net increase (decrease) in net assets
   resulting from operations                 $         799    $      (97,007)   $     530,653   $    (1,235,716)  $     473,608
                                             ==============  ================  =============== ================= ===============


                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                            PHOENIX-SANFORD    PHOENIX-SANFORD   PHOENIX-SANFORD
                                            BERNSTEIN GLOBAL   BERNSTEIN MID-    BERNSTEIN SMALL-   PHOENIX-SENECA   PHOENIX-SENECA
                                                 VALUE            CAP VALUE         CAP VALUE       MID-CAP GROWTH   STRATEGIC THEME
                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Investment income
      Distributions                          $        2,590    $       91,308    $        12,092    $         -      $          -
Expenses
      Mortality, expense risk and
         administrative charges                         918            44,044              7,090           83,848           203,857
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net investment income (loss)                          1,672            47,264              5,002          (83,848)         (203,857)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net realized gain (loss) from
   share transactions                                   346             5,013               (899)         (60,097)           (3,883)
Net realized gain distribution from Fund              1,941            39,859             22,538              -             721,018
Net unrealized appreciation (depreciation)
   on investment                                     (3,925)        1,010,114            100,904       (3,093,005)       (9,111,080)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net gain (loss) on investment                        (1,638)        1,054,986            122,543       (3,153,102)       (8,393,945)
Net increase (decrease) in net assets
   resulting from operations                 $           34    $    1,102,250    $       127,545    $  (3,236,950)   $   (8,597,802)
                                            ================  ================  =================  ===============  ================

                                                                                  ALGER AMERICAN    DEUTSCHE VIT
                                            AIM V.I. CAPITAL                         LEVERAGED     EAFE(R) EQUITY     DEUTSCHE VIT
                                             APPRECIATION      AIM V.I. VALUE    ALLCAP PORTFOLIO      INDEX        EQUITY 500 INDEX
                                             SUBACCOUNT(2)      SUBACCOUNT(1)       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT(3)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Investment income
      Distributions                          $          -      $          698     $          -      $         -      $          -
Expenses
      Mortality, expense risk and
         administrative charges                         349             1,502             17,830           18,237               108
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net investment income (loss)                           (349)             (804)           (17,830)         (18,237)             (108)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net realized gain (loss) from
   share transactions                                   246               240           (179,405)         (98,848)              909
Net realized gain distribution from Fund             12,245            10,589             68,869              -                 -
Net unrealized appreciation (depreciation)
   on investment                                    (10,408)          (13,248)          (110,196)        (581,609)            1,559
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net gain (loss) on investment                         2,083            (2,419)          (220,732)        (680,457)            2,468
Net increase (decrease) in net assets
   resulting from operations                 $        1,734    $       (3,223)    $     (238,562)   $    (698,694)   $        2,360
                                            ================  ================  =================  ===============  ================

                                              FEDERATED FUND
                                                 FOR U.S.      FEDERATED HIGH                         VIP GROWTH
                                                GOVERNMENT      INCOME BOND      VIP CONTRAFUND(R)  OPPORTUNITIES      VIP GROWTH
                                              SECURITIES II       FUND II           PORTFOLIO          PORTFOLIO       PORTFOLIO
                                                SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Investment income
      Distributions                          $       38,133    $      105,831     $        3,848    $         340    $          -
Expenses
      Mortality, expense risk and
         administrative charges                      15,266            11,296              7,547            1,554            13,399
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net investment income (loss)                         22,867            94,535             (3,699)          (1,214)          (13,399)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net realized gain (loss) from share
   transactions                                        (570)           (6,339)           (14,569)         (15,338)         (107,231)
Net realized gain distribution from Fund                -                 -               15,394              -              63,900
Net unrealized appreciation (depreciation)
   on investment                                     37,252           (85,291)           (63,394)           3,081          (198,966)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net gain (loss) on investment                        36,682           (91,630)           (62,569)         (12,257)         (242,297)
Net increase (decrease) in net assets
   resulting from operations                 $       59,549    $        2,905     $      (66,268)   $     (13,471)   $     (255,696)
                                            ================  ================   ================  ===============  ================

                                                                                     TEMPLETON
                                                                                    DEVELOPING       TEMPLETON         TEMPLETON
                                              MUTUAL SHARES   TEMPLETON ASSET         MARKETS          GROWTH        INTERNATIONAL
                                               SECURITIES        STRATEGY           SECURITIES       SECURITIES        SECURITIES
                                               SUBACCOUNT       SUBACCOUNT          SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Investment income
      Distributions                          $       32,557    $        7,153     $       17,760    $     211,053    $       89,162
Expenses
      Mortality, expense risk and
         administrative charges                      15,536             6,178             14,257           10,109            25,278
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net investment income (loss)                         17,021               975              3,503          200,944            63,884
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net realized gain (loss) from share
   transactions                                         621            77,089            (80,550)            (381)           (9,854)
Net realized gain distribution from Fund            109,456            51,233                -             23,520           701,250
Net unrealized appreciation (depreciation)
   on investment                                    (76,326)         (112,503)          (105,561)        (230,479)       (1,275,624)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net gain (loss) on investment                        33,751            15,819           (186,111)        (207,340)         (584,228)
Net increase (decrease) in net assets
   resulting from operations                 $       50,772    $       16,794     $     (182,608)   $      (6,396)   $     (520,344)
                                            ================  ================   ================  ===============  ================

                                                                                      WANGER
                                               TECHNOLOGY      WANGER FOREIGN     INTERNATIONAL                        WANGER U.S.
                                                PORTFOLIO          FORTY            SMALL CAP      WANGER TWENTY       SMALL CAP
                                               SUBACCOUNT        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Investment income
      Distributions                          $          -      $        2,711     $          -      $         -      $       28,095
Expenses
      Mortality, expense risk and
         administrative charges                      42,923            17,301            182,116           14,955           355,780
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net investment income (loss)                        (42,923)          (14,590)          (182,116)         (14,955)         (327,685)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net realized gain (loss) from share
   transactions                                     (58,308)          (13,759)            (5,185)          19,930             1,953
Net realized gain distribution from Fund                -             173,914          7,270,311              -                 -
Net unrealized appreciation (depreciation)
   on investment                                 (3,879,702)         (877,660)       (12,801,607)         195,312         4,794,973
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net gain (loss) on investment                    (3,938,010)         (717,505)        (5,536,481)         215,242         4,796,926
Net increase (decrease) in net assets
   resulting from operations                 $   (3,980,933)   $     (732,095)    $   (5,718,597)   $     200,287    $    4,469,241
                                            ================  ================   ================  ===============  ================

Footnotes for Statements of Operations
For the period ended December 31, 2001

(1)  From inception April 11, 2001 to December 31, 2001
(2)  From inception May 30, 2001 to December 31, 2001
(3)  From inception October 30, 2001 to December 31, 2001
(4)  From inception October 31, 2001 to December 31, 2001
(5)  From inception November 7, 2001 to December 31, 2001
(6)  From inception November 8, 2001 to December 31, 2001
(7)  From inception November 20, 2001 to December 31, 2001

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                                        GOODWIN MULTI-  OAKHURST
                                                                          GOODWIN         ENGEMANN      SECTOR FIXED   STRATEGIC
                                                                        MONEY MARKET   CAPITAL GROWTH      INCOME      ALLOCATION
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $  1,702,351   $       30,953  $   1,528,931  $  1,279,684
Expenses
     Mortality, expense risk and administrative charges                      232,780        3,468,485        149,002       384,362
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                               1,469,571       (3,437,532)     1,379,929       895,322
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                                 -           (159,947)        11,203        (6,458)
Net realized gain distribution from Fund                                         -         18,168,457            -       4,799,808
Net unrealized appreciation (depreciation) on investment                         -        (95,694,487)      (350,553)   (5,791,988)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                                   -        (77,685,977)      (339,350)     (998,638)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $  1,469,571   $  (81,123,509) $   1,040,579  $   (103,316)
                                                                        =============  =============== ============== =============

                                                                                                        DUFF & PHELPS    SENECA
                                                                          ABERDEEN        OAKHURST       REAL ESTATE    STRATEGIC
                                                                        INTERNATIONAL     BALANCED       SECURITIES       THEME
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $    490,727   $      867,453  $     206,000  $        -
Expenses
     Mortality, expense risk and administrative charges                      572,800          248,874         38,370       259,771
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                 (82,073)         618,579        167,630      (259,771)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                            (268,631)         (11,419)         1,286       (10,063)
Net realized gain distribution from Fund                                   5,094,993        3,315,705            -       3,989,889
Net unrealized appreciation (depreciation) on investment                 (17,472,128)      (4,024,087)     1,088,914    (8,881,795)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                           (12,345,766)        (719,801)     1,090,200    (4,901,969)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $(12,727,839)  $     (101,222) $   1,257,830  $ (5,161,740)
                                                                        =============  =============== ============== =============

                                                                                        J.P. MORGAN                      SENECA
                                                                        ABERDEEN NEW      RESEARCH     ENGEMANN NIFTY    MID-CAP
                                                                            ASIA       ENHANCED INDEX      FIFTY         GROWTH
                                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $     90,382   $      233,571  $         -    $        -
Expenses
     Mortality, expense risk and administrative charges                       24,508          219,275         89,754        58,763
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                  65,874           14,296        (89,754)      (58,763)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                               2,675         (171,035)        (7,270)          434
Net realized gain distribution from Fund                                         -            910,726            -         872,593
Net unrealized appreciation (depreciation) on investment                    (623,993)      (4,415,945)    (2,313,247)     (914,018)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                              (621,318)      (3,676,254)    (2,320,517)      (40,991)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $   (555,444)  $   (3,661,958) $  (2,410,271) $    (99,754)
                                                                        =============  =============== ============== =============

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                          OAKHURST                       SANFORD
                                                                         GROWTH AND    HOLLISTER VALUE BERNSTEIN MID-  WANGER U.S.
                                                                           INCOME          EQUITY        CAP VALUE      SMALL-CAP
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $     65,396   $       35,060  $      16,557  $     51,613
Expenses
     Mortality, expense risk and administrative charges                       95,645           37,778         14,494       320,583
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                 (30,249)          (2,718)         2,063      (268,970)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                               8,152            3,265         (1,024)       (1,656)
Net realized gain distribution from Fund                                      50,018          637,250            -       5,316,100
Net unrealized appreciation (depreciation) on investment                    (993,442)         718,594        318,184    (8,908,091)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                              (935,272)       1,359,109        317,160    (3,593,647)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $   (965,521)  $    1,356,391  $     319,223  $ (3,862,617)
                                                                        =============  =============== ============== =============

                                                                            WANGER
                                                                        INTERNATIONAL    TEMPLETON        TEMPLETON     TEMPLETON
                                                                          SMALL-CAP       GROWTH       ASSET STRATEGY INTERNATIONAL
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $        -     $        3,584  $       9,767  $     32,563
Expenses
     Mortality, expense risk and administrative charges                      247,731            3,831          4,057        17,083
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                (247,731)            (247)         5,710        15,480
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                                 432          (42,503)         1,378          (672)
Net realized gain distribution from Fund                                   3,684,638           85,026         74,966       215,841
Net unrealized appreciation (depreciation) on investment                 (13,144,869)         (10,475)       (80,823)     (269,663)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                            (9,459,799)          32,048         (4,479)      (54,494)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $ (9,707,530)  $       31,801  $       1,231  $    (39,014)
                                                                        =============  =============== ============== =============

                                                                          TEMPLETON
                                                                         DEVELOPING     MUTUAL SHARES                WANGER FOREIGN
                                                                          MARKETS        INVESTMENTS   WANGER TWENTY      FORTY
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $      8,179   $        4,453  $         -    $        -
Expenses
     Mortality, expense risk and administrative charges                        8,969            4,195          7,458        11,779
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                    (790)             258         (7,458)      (11,779)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                             (13,480)          (5,168)        (6,852)        1,093
Net realized gain distribution from Fund                                         -              4,294         28,901        52,157
Net unrealized appreciation (depreciation) on investment                    (420,356)          54,288         60,457      (198,798)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                              (433,836)          53,414         82,506      (145,548)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $   (434,626)  $       53,672  $      75,048  $   (157,327)
                                                                        =============  =============== ============== =============

                      See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                                  FEDERATED U.S.  FEDERATED HIGH
                                                                 EAFE(R) EQUITY    BANKERS TRUST       GOV'T        INCOME BOND
                                                                     INDEX            DOW 30       SECURITIES II      FUND II
                                                                  SUBACCOUNT        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                                 ----------------  -------------  --------------  ---------------
Investment income
     Distributions                                               $           -     $      3,966    $      4,396   $       40,448
Expenses
     Mortality, expense risk and administrative charges                   13,480          2,344           1,551            4,777
                                                                 ----------------  -------------  --------------  ---------------
Net investment income (loss)                                             (13,480)         1,622           2,845           35,671
                                                                 ----------------  -------------  --------------  ---------------
Net realized gain (loss) from share transactions                             714             65             (57)          (3,310)
Net realized gain distribution from Fund                                  38,952          6,750             -                -
Net unrealized appreciation (depreciation) on investment                (300,903)        (4,673)         19,618          (93,236)
                                                                 ----------------  -------------  --------------  ---------------
Net gain (loss) on investments                                          (261,237)         2,142          19,561          (96,546)
                                                                 ----------------  -------------  --------------  ---------------
Net increase (decrease) in net assets resulting from operations  $      (274,717)  $      3,764    $     22,406   $      (60,875)
                                                                 ================  =============  ==============  ===============

                                                                 FEDERATED U.S.    JANUS EQUITY                    JANUS FLEXIBLE
                                                                   GOV'T BOND         INCOME       JANUS GROWTH        INCOME
                                                                  SUBACCOUNT(1)     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                 ----------------  -------------  --------------  ---------------
Investment income
     Distributions                                               $         6,977   $      6,571   $      12,416   $       14,053
Expenses
     Mortality, expense risk and administrative charges                      694          5,750          66,127            1,455
                                                                 ----------------  -------------  --------------  ---------------
Net investment income (loss)                                               6,283            821         (53,711)          12,598
                                                                 ----------------  -------------  --------------  ---------------
Net realized gain (loss) from share transactions                             (99)           (95)         (1,997)              70
Net realized gain distribution from Fund                                     -              -               -                -
Net unrealized appreciation (depreciation) on investment                  10,265       (102,510)     (1,815,303)             774
                                                                 ----------------  -------------  --------------  ---------------
Net gain (loss) on investments                                            10,166       (102,605)     (1,817,300)             844
                                                                 ----------------  -------------  --------------  ---------------
Net increase (decrease) in net assets resulting from operations  $        16,449   $   (101,784)  $  (1,871,011)  $       13,442
                                                                 ================  =============  ==============  ===============

                                                                                  MORGAN STANLEY   ALGER AMERICAN    ENGEMANN
                                                                 MORGAN STANLEY     TECHNOLOGY        LEVERAGED    SMALL & MID-
                                                                  FOCUS EQUITY       PORTFOLIO         ALL-CAP      CAP GROWTH
                                                                   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(2)  SUBACCOUNT(6)
                                                                 ----------------  --------------  -------------  ---------------
Investment income
     Distributions                                               $           -     $         -     $        -      $         -
Expenses
     Mortality, expense risk and administrative charges                    2,929          55,511          2,461              616
                                                                 ----------------  --------------  -------------  ---------------
Net investment income (loss)                                              (2,929)        (55,511)        (2,461)            (616)
                                                                 ----------------  --------------  -------------  ---------------
Net realized gain (loss) from share transactions                            (161)        (29,918)        (3,557)              27
Net realized gain distribution from Fund                                     383           1,639           -                 -
Net unrealized appreciation (depreciation) on investment                (101,536)     (3,746,268)      (203,983)         (62,707)
                                                                 ----------------  --------------  -------------  ---------------
Net gain (loss) on investments                                          (101,314)     (3,774,547)      (207,540)         (62,680)
                                                                 ----------------  --------------  -------------  ---------------
Net increase (decrease) in net assets resulting from operations  $      (104,243)  $  (3,830,058)  $   (210,001)  $      (63,296)
                                                                 ================  ==============  =============  ===============

                                                                                                   FIDELITY VIP        SANFORD
                                                                  FIDELITY VIP    FIDELITY VIP        GROWTH          BERNSTEIN
                                                                  CONTRAFUND(R)   GROWTH SHARES    OPPORTUNITIES    SMALL-CAP VALUE
                                                                  SUBACCOUNT(3)   SUBACCOUNT(3)    SUBACCOUNT(3)      SUBACCOUNT(4)
                                                                 ----------------  -------------  --------------  ---------------
Investment income
     Distributions                                               $           -     $        -     $         -     $            1
Expenses
     Mortality, expense risk and administrative charges                      810          1,460             192              -
                                                                 ----------------  -------------  --------------  ---------------
Net investment income (loss)                                                (810)        (1,460)           (192)               1
                                                                 ----------------  -------------  --------------  ---------------
Net realized gain (loss) from share transactions                             234         (3,019)           (406)             -
Net realized gain distribution from Fund                                     -              -               -                -
Net unrealized appreciation (depreciation) on investment                 (10,222)       (79,962)         (8,528)              33
                                                                 ----------------  -------------  --------------  ---------------
Net gain (loss) on investments                                            (9,988)       (82,981)         (8,934)              33
                                                                 ----------------  -------------  --------------  ---------------
Net increase (decrease) in net assets resulting from operations  $       (10,798)  $    (84,441)  $      (9,126)  $           34
                                                                 ================  =============  ==============  ===============

                      See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                    SANFORD     BANKERS TRUST
                                                                   BERNSTEIN      NASDAQ 100
                                                                  GLOBAL VALUE     INDEX(R)
                                                                 SUBACCOUNT(5)  SUBACCOUNT(7)
                                                                 -------------  -------------
Investment income
     Distributions                                               $         16   $        -
Expenses
     Mortality, expense risk and administrative charges                     5          1,372
                                                                 -------------  -------------
Net investment income (loss)                                               11         (1,372)
                                                                 -------------  -------------
Net realized gain (loss) from share transactions                          -             (569)
Net realized gain distribution from Fund                                  -              -
Net unrealized appreciation (depreciation) on investment                   86       (260,978)
                                                                 -------------  -------------
Net gain (loss) on investments                                             86       (261,547)
                                                                 -------------  -------------
Net increase (decrease) in net assets resulting from operations  $         97   $   (262,919)
                                                                 =============  =============

(1)  From inception January 6, 2000 to December 31, 2000
(2)  From inception June 14, 2000 to December 31, 2000
(3)  From inception June 6, 2000 to December 31, 2000
(4)  From inception December 16, 2000 to December 31, 2000
(5)  From inception December 6, 2000 to December 31, 2000
(6)  From inception August 21, 2000 to December 31, 2000
(7)  From inception August 23, 2000 to December 31, 2000

                      See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                      GOODWIN        OAKHURST
                                                                     GOODWIN         ENGEMANN       MULTI-SECTOR     STRATEGIC
                                                                   MONEY MARKET   CAPITAL GROWTH    FIXED INCOME    ALLOCATION
                                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                                 ---------------  ---------------  --------------  -----------
Investment income
     Distributions.........................................      $    1,401,659    $     881,082   $   1,426,094   $ 1,035,758
Expenses
     Mortality, expense risk and administrative charges....             236,917        2,894,867         137,459       362,811
                                                                 --------------    -------------   -------------   -----------
Net investment income (loss)...............................           1,164,742       (2,013,785)      1,288,635       672,947
                                                                 --------------    -------------   -------------   -----------
Net realized gain (loss) from share transactions...........                 -            199,224           1,383         6,462
Net realized gain distribution from Fund...................                 -         33,712,379             -       2,422,170
Net unrealized appreciation (depreciation) on investment...                 -         67,520,555        (510,719)    1,547,396
                                                                 --------------    -------------   -------------   -----------
Net gain (loss) on investments.............................                 -        101,432,158        (509,336)    3,976,028
                                                                 --------------    -------------   -------------   -----------
Net increase (decrease) in net assets resulting from
   operations..............................................      $    1,164,742    $  99,418,373   $     779,299   $ 4,648,975
                                                                 ==============    =============   =============   ===========

                                                                                                   DUFF & PHELPS     SENECA
                                                                     ABERDEEN         OAKHURST      REAL ESTATE     STRATEGIC
                                                                  INTERNATIONAL       BALANCED      SECURITIES       THEME
                                                                    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                 ---------------   -------------   -------------   -----------
Investment income
     Distributions.........................................      $    1,559,263    $     722,804   $     201,455   $       -
Expenses
     Mortality, expense risk and administrative charges....             513,193          235,015          31,223       114,711
                                                                 --------------    -------------   -------------   -----------
Net investment income (loss)...............................           1,046,070          487,789         170,232      (114,711)
                                                                 --------------    -------------   -------------   -----------
Net realized gain (loss) from share transactions...........              47,349           13,373          (8,551)       (3,328)
Net realized gain distribution from Fund...................           9,024,051        1,090,011             -       2,873,771
Net unrealized appreciation (depreciation) on investment...           6,988,805        1,469,608         (25,923)    4,256,078
                                                                 --------------    -------------   -------------   -----------
Net gain (loss) on investments.............................          16,060,205        2,572,992         (34,474)    7,126,521
                                                                 --------------    -------------   -------------   -----------
Net increase (decrease) in net assets resulting from
   operations..............................................      $   17,106,275    $   3,060,781   $     135,758   $ 7,011,810
                                                                 ==============    =============   =============   ===========

                                                                                      RESEARCH                        SENECA
                                                                     ABERDEEN         ENHANCED        ENGEMANN       MID-CAP
                                                                     NEW ASIA           INDEX       NIFTY FIFTY       GROWTH
                                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                 --------------    -------------   -------------   -----------
Investment income
     Distributions ........................................      $       22,625    $     209,690   $         -     $       -
Expenses
     Mortality, expense risk and administrative charges ...              17,571          172,148          40,023        13,409
                                                                 --------------    -------------   -------------   -----------
Net investment income (loss) ..............................               5,054           37,542         (40,023)      (13,409)
                                                                 --------------    -------------   -------------   -----------
Net realized gain (loss) from share transactions ..........               4,188            9,241             817         4,734
Net realized gain distribution from Fund ..................                  -         1,395,107              -         74,364
Net unrealized appreciation (depreciation) on investment ..             869,485        2,060,618       1,626,903       871,293
                                                                 --------------    -------------   -------------   -----------
Net gain (loss) on investments ............................             873,673        3,464,966       1,627,720       950,391
                                                                 --------------    -------------   -------------   -----------
Net increase (decrease) in net assets resulting from
   operations .............................................      $      878,727    $   3,502,508   $   1,587,697   $   936,982
                                                                 ==============    =============   =============   ===========

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                                 OAKHURST
                                                                GROWTH AND       HOLLISTER         SCHAFER        WANGER U.S.
                                                                  INCOME        VALUE EQUITY    MID-CAP VALUE      SMALL CAP
                                                                SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                               -----------      ------------     -----------      -----------
Investment income
     Distributions.........................................    $    51,165      $      6,780     $    20,315      $       -
Expenses
     Mortality, expense risk and administrative charges....         55,910            12,530          10,223          268,787
                                                               -----------      ------------     -----------      -----------
Net investment income (loss)...............................         (4,745)           (5,750)         10,092         (268,787)
                                                               -----------      ------------     -----------      -----------
Net realized gain (loss) from share transactions...........           (252)            3,904         (25,572)          72,743
Net realized gain distribution from Fund...................        119,133           142,030             -          2,967,831
Net unrealized appreciation (depreciation) on investment...      1,012,913           291,974        (130,299)       4,934,358
                                                               -----------      ------------     -----------      -----------
Net gain (loss) on investments.............................      1,131,794           437,908        (155,871)       7,974,932
                                                               -----------      ------------     -----------      -----------
Net increase (decrease) in net assets resulting from
   operations..............................................    $ 1,127,049      $    432,158     $  (145,779)     $ 7,706,145
                                                               ===========      ============     ===========      ===========

                                                                   WANGER                         TEMPLETON
                                                               INTERNATIONAL      TEMPLETON         ASSET         TEMPLETON
                                                                 SMALL CAP          STOCK         ALLOCATION    INTERNATIONAL
                                                                 SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                               ------------     ------------     -----------     ------------
Investment income
     Distributions.........................................    $   190,889      $      1,255     $       844      $     3,225
Expenses
     Mortality, expense risk and administrative charges....        123,317             1,324           1,149            4,112
                                                               -----------      ------------     -----------      -----------
Net investment income (loss)...............................         67,572               (69)           (305)            (887)
                                                               -----------      ------------     -----------      -----------
Net realized gain (loss) from share transactions...........         28,287             1,336             172           16,281
Net realized gain distribution from Fund...................            -               6,648           5,190           12,000
Net unrealized appreciation (depreciation) on investment...     15,112,035            42,995          26,220          129,839
                                                               -----------      ------------     -----------      -----------
Net gain (loss) on investments.............................     15,140,322            50,979          31,582          158,120
                                                               -----------      ------------     -----------      -----------
Net increase (decrease) in net assets resulting from
   operations..............................................    $15,207,894      $     50,910     $    31,277      $   157,233
                                                               ===========      ============     ===========      ===========

                                                                TEMPLETON
                                                                DEVELOPING      MUTUAL SHARES      WANGER            WANGER
                                                                 MARKETS         INVESTMENTS       TWENTY        FOREIGN FORTY
                                                                SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(1)    SUBACCOUNT(2)
                                                               ------------     ------------     -----------      -----------
Investment income
     Distributions.........................................    $       265      $        156     $       -        $       -
Expenses
     Mortality, expense risk and administrative charges....          2,573             1,498           2,874            1,627
                                                               -----------      ------------     -----------      -----------
Net investment income (loss)...............................         (2,308)           (1,342)         (2,874)          (1,627)
                                                               -----------      ------------     -----------      -----------

Net realized gain (loss) from share transactions...........           (584)              382          12,711            7,285
Net realized gain distribution from Fund...................              -               -               -                -
Net unrealized appreciation (depreciation) on investment...        117,427             9,335          65,825          214,413
                                                               -----------      ------------     -----------      -----------
Net gain (loss) on investments.............................        116,843             9,717          78,536          221,698
                                                               -----------      ------------     -----------      -----------
Net increase (decrease) in net assets resulting from
   operations..............................................    $   114,535      $      8,375     $    75,662      $   220,071
                                                               ===========      ============     ===========      ===========

(1) From inception February 5, 1999 to December 31, 1999
(2) From inception February 9, 1999 to December 31, 1999

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                                                                   FEDERATED         FEDERATED
                                                                     EAFE          BANKERS         U.S. GOV'T       HIGH INCOME
                                                                 EQUITY INDEX    TRUST DOW 30     SECURITIES II     BOND FUND II
                                                                SUBACCOUNT(3)   SUBACCOUNT(4)     SUBACCOUNT(5)    SUBACCOUNT(6)
                                                                --------------  -------------     ------------     --------------
Investment income
     Distributions........................................       $       3,673   $         6       $       -        $         -
Expenses
     Mortality, expense risk and administrative charges...                 364             0               144                287
                                                                --------------  ------------      ------------     --------------
Net investment income (loss)..............................               3,309             6              (144)              (287)
                                                                --------------  ------------      ------------     --------------
Net realized gain (loss) from share transactions..........                  (2)          -                  (0)               (11)
Net realized gain distribution from Fund..................               6,862           -                 -                  -
Net unrealized appreciation (depreciation) on investment..              18,079            22               214              3,106
                                                                --------------  ------------      ------------     --------------
Net gain (loss) on investments............................              24,939            22               214              3,095
                                                                --------------  ------------      ------------     --------------
Net increase (decrease) in net assets resulting from
   operations.............................................       $      28,248   $        28       $        70      $       2,808
                                                                ==============  ============      ============     ==============

                                                                     JANUS                        JANUS FLEXIBLE    MORGAN STANLEY
                                                                 EQUITY INCOME  JANUS GROWTH         INCOME         FOCUS EQUITY
                                                                 SUBACCOUNT(7)  SUBACCOUNT(8)     SUBACCOUNT(9)     SUBACCOUNT(10)
                                                                --------------  -------------     ------------     --------------
Investment income
     Distributions........................................       $         -     $      -          $         9      $        -
Expenses
     Mortality, expense risk and administrative charges...                   1            16                 1                  0
                                                                --------------  ------------      ------------      -------------
Net investment income (loss)..............................                  (1)          (16)                8               -
                                                                --------------  ------------      ------------      -------------
Net realized gain (loss) from share transactions..........                 -               0                (0)                 1
Net realized gain distribution from Fund..................                 -            -                  -                 -
Net unrealized appreciation (depreciation) on investment..                 209         2,162                (7)                74
                                                                --------------  ------------      ------------      -------------
Net gain (loss) on investments............................                 209         2,162                (7)                75
                                                                --------------  ------------      ------------      -------------
Net increase (decrease) in net assets resulting from
   operations.............................................       $         208   $     2,146       $         1      $          75
                                                                ==============  ============      ============      =============

                                                                 TECHNOLOGY
                                                                  PORTFOLIO
                                                                SUBACCOUNT(11)
                                                               ---------------
Investment income
     Distributions.........................................      $        -
Expenses
     Mortality, expense risk and administrative charges....                12
                                                                -------------
Net investment income (loss)...............................               (12)
                                                                -------------
Net realized gain (loss) from share transactions...........                (0)
Net realized gain distribution from Fund...................               -
Net unrealized appreciation (depreciation) on investment...             2,402
                                                                -------------
Net gain (loss) on investments.............................             2,402
                                                                -------------
Net increase (decrease) in net assets resulting from
   operations..............................................      $      2,390
                                                                =============

(3)  From inception July 20, 1999 to December 31, 1999
(4)  From inception December 23, 1999 to December 31, 1999
(5)  From inception August 5, 1999 to December 31, 1999
(6)  From inception August 2, 1999 to December 31, 1999
(7)  From inception December 23, 1999 to December 31, 1999
(8)  From inception December 20, 1999 to December 31, 1999
(9)  From inception December 21, 1999 to December 31, 1999
(10) From inception December 21, 1999 to December 31, 1999
(11) From inception December 20, 1999 to December 31, 1999

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                     PHOENIX-                                       PHOENIX-ALLIANCE/
                                                    ABERDEEN         PHOENIX-      PHOENIX-AIM MID- BERNSTEIN GROWTH    PHOENIX-
                                                  INTERNATIONAL    ABERDEEN NEW      CAP EQUITY        + VALUE       DEUTSCHE DOW 30
                                                    SUBACCOUNT    ASIA SUBACCOUNT   SUBACCOUNT(6)    SUBACCOUNT(5)      SUBACCOUNT
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $    (412,020)   $      41,926    $           (9)   $           7    $      13,418
    Net realized gain (loss)                           684,638           (4,531)              -                 (1)          18,325
    Net unrealized appreciation (depreciation)     (16,033,904)         (36,942)              423              126          (48,607)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                  (15,761,286)             453               414              132          (16,864)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                             7,253,797          451,971            10,574            3,217          629,143
    Participant transfers                           (3,389,179)        (266,642)            5,279           11,398        1,562,250
    Participant withdrawals                         (5,693,048)        (277,281)             (227)            (126)        (209,157)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions      (1,828,430)         (91,952)           15,626           14,489        1,982,236
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets          (17,589,716)         (91,499)           16,040           14,621        1,965,372
NET ASSETS
    Beginning of period                             63,062,850        2,917,084               -               -             513,220
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    End of period                                $  45,473,134    $   2,825,585    $       16,040    $      14,621    $   2,478,592
                                                ===============  ===============  ================  ===============  ===============

                                                    PHOENIX-                                                             PHOENIX-
                                                    DEUTSCHE      PHOENIX-DUFF &      PHOENIX-                        ENGEMANN SMALL
                                                   NASDAQ-100      PHELPS REAL        ENGEMANN         PHOENIX-          & MID-CAP
                                                    INDEX(R)    ESTATE SECURITIES  CAPITAL GROWTH   ENGEMANN NIFTY        GROWTH
                                                   SUBACCOUNT      SUBACCOUNT        SUBACCOUNT    FIFTY SUBACCOUNT     SUBACCOUNT
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $      (8,025)   $     225,865    $   (1,960,485)   $     (69,872)   $      (6,032)
    Net realized gain (loss)                           (61,422)           2,871         3,311,928            2,182             (100)
    Net unrealized appreciation (depreciation)        (436,964)         184,486      (127,693,924)      (4,096,493)        (203,376)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                     (506,411)         413,222      (126,342,481)      (4,164,183)        (209,508)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                               640,901          999,587        47,451,399        2,889,299          219,789
    Participant transfers                            1,044,127        1,305,039       (13,046,378)        (113,322)         824,748
    Participant withdrawals                           (137,839)        (770,053)      (38,306,436)      (1,297,369)        (106,578)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions       1,547,189        1,534,573        (3,901,415)       1,478,608          937,959
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets            1,040,778        1,947,795      (130,243,896)      (2,685,575)         728,451
NET ASSETS
    Beginning of period                                538,426        5,840,267       358,052,225       10,801,500          343,897
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    End of period                                $   1,579,204    $   7,788,062    $  227,808,329    $   8,115,925    $   1,072,348
                                                ===============  ===============  ================  ===============  ===============

                                                   PHOENIX-                       PHOENIX-GOODWIN                      PHOENIX-J.P.
                                                 FEDERATED U.S.  PHOENIX-GOODWIN    MULTI-SECTOR   PHOENIX-HOLLISTER MORGAN RESEARCH
                                                  GOVERNMENT      MONEY MARKET      FIXED INCOME      VALUE EQUITY   ENHANCED INDEX
                                                BOND SUBACCOUNT    SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $      19,884    $   1,174,712    $    1,569,256    $      13,263    $     (30,406)
    Net realized gain (loss)                            13,771                -            12,556           68,109         (416,523)
    Net unrealized appreciation (depreciation)         (10,575)               -          (489,299)      (2,047,578)      (3,653,213)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                       23,080        1,174,712         1,092,513       (1,966,206)      (4,100,142)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                60,406       46,087,165         3,022,802        2,975,456        5,499,480
    Participant transfers                              102,359      (22,824,267)        1,048,107        6,799,234       (3,047,139)
    Participant withdrawals                            (44,544)     (10,324,009)       (2,653,018)      (1,315,071)      (2,791,257)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions         118,221       12,938,889         1,417,891        8,459,619         (338,916)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets              141,301       14,113,601         2,510,404        6,493,413       (4,439,058)
NET ASSETS
    Beginning of period                                265,904       35,630,584        19,752,888         7,505,462       29,693,167
                                                ---------------  ---------------  ----------------   ---------------  --------------
    End of period                                $     407,205    $  49,744,185    $   22,263,292     $  13,998,875    $  25,254,109
                                                ===============  ===============  ================   ===============  ==============

                                                                                                      PHOENIX-MFS
                                                 PHOENIX-JANUS    PHOENIX-JANUS     PHOENIX-JANUS   INVESTORS GROWTH   PHOENIX-MFS
                                                  CORE EQUITY    FLEXIBLE INCOME       GROWTH           STOCK        INVESTORS TRUST
                                                  SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT(3)     SUBACCOUNT(7)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $         586    $      36,387    $      (86,030)   $         (83)   $          (1)
    Net realized gain (loss)                              (895)          10,058           (76,723)             -                -
    Net unrealized appreciation (depreciation)        (202,174)          (9,787)       (2,992,700)           1,525               18
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                     (202,483)          36,658        (3,155,453)           1,442               17
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                               570,818          271,584         3,471,825           17,612              139
    Participant transfers                              669,224          777,006         1,100,472           92,492            2,215
    Participant withdrawals                           (202,281)        (148,282)       (1,544,947)            (725)             (41)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions       1,037,761          900,308         3,027,350          109,379            2,313
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets              835,278          936,966          (128,103)         110,821            2,330
NET ASSETS
    Beginning of period                              1,249,774          354,929        11,084,159              -                -
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    End of period                                $   2,085,052    $   1,291,895    $   10,956,056    $     110,821   $        2,330
                                                ===============  ===============  ================  ===============  ===============


                      See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                                                     PHOENIX-
                                                              PHOENIX-MORGAN      PHOENIX-         PHOENIX-          OAKHURST
                                               PHOENIX-MFS    STANLEY FOCUS       OAKHURST      OAKHURST GROWTH     STRATEGIC
                                                  VALUE           EQUITY          BALANCED        AND INCOME        ALLOCATION
                                               SUBACCOUNT(4)    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                              --------------- --------------- ----------------- ---------------- ---------------
FROM OPERATIONS
                Net investment income (loss)   $          37   $     (4,673)   $      575,231   $      (37,653)  $      799,434
                Net realized gain (loss)                 -           (3,146)          624,175           41,609          780,125
                Net unrealized appreciation
                   (depreciation)                        762        (89,188)         (668,753)      (1,239,672)      (1,105,951)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations             799        (97,007)          530,653       (1,235,716)         473,608
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                  14,086        181,877         3,793,947        3,389,039        5,085,687
                Participant transfers                 30,296         95,531         1,202,546        1,548,089          (45,029)
                Participant withdrawals                 (413)       (78,992)       (4,805,219)      (2,277,985)      (5,827,087)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions           43,969        198,416           191,274        2,659,143         (786,429)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                             44,768        101,409           721,927        1,423,427         (312,821)
NET ASSETS
                Beginning of period                      -          535,099        30,705,509       12,734,446       47,082,764
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $      44,768   $    636,508    $   31,427,436   $   14,157,873   $   46,769,943
                                              =============== ============== ================= ================ ================

                                              PHOENIX-SANFORD  PHOENIX-SANFORD  PHOENIX-SANFORD
                                              BERNSTEIN GLOBAL  BERNSTEIN MID-  BERNSTEIN SMALL-  PHOENIX-SENECA  PHOENIX-SENECA
                                                   VALUE          CAP VALUE        CAP VALUE      MID-CAP GROWTH  STRATEGIC THEME
                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  --------------  ----------------- --------------- ----------------
FROM OPERATIONS
                Net investment income (loss)   $       1,672   $     47,264    $        5,002   $      (83,848)  $     (203,857)
                Net realized gain (loss)               2,287         44,872            21,639          (60,097)         717,135
                Net unrealized appreciation
                   (depreciation)                     (3,925)     1,010,114           100,904       (3,093,005)      (9,111,080)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations              34      1,102,250           127,545       (3,236,950)      (8,597,802)
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                  30,821      1,200,109           354,089        3,064,589        6,622,949
                Participant transfers                270,260      5,224,696         1,717,463        2,263,611           16,723
                Participant withdrawals              (10,354)      (573,939)          (82,374)      (1,454,853)      (3,403,851)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions          290,727      5,850,866         1,989,178        3,873,347        3,235,821
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                            290,761      6,953,116         2,116,723          636,397       (5,361,981)
NET ASSETS
                Beginning of period                   13,471      2,496,369               500       10,331,824       29,573,027
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $     304,232   $  9,449,485    $    2,117,223   $   10,968,221   $   24,211,046
                                              =============== ============== ================= ================ ================

                                                                                ALGER AMERICAN    DEUTSCHE VIT
                                              AIM V.I. CAPITAL                 LEVERAGED ALLCAP  EAFE(R) EQUITY   DEUTSCHE VIT
                                                APPRECIATION   AIM V.I. VALUE     PORTFOLIO           INDEX      EQUITY 500 INDEX
                                                SUBACCOUNT(2)   SUBACCOUNT(1)     SUBACCOUNT        SUBACCOUNT    SUBACCOUNT(3)
                                              --------------- -------------- ----------------- ---------------- -----------------
FROM OPERATIONS
                Net investment income (loss)   $        (349)  $       (804)   $      (17,830)  $      (18,237)  $         (108)
                Net realized gain (loss)              12,491         10,829          (110,536)         (98,848)             909
                Net unrealized appreciation
                   (depreciation)                    (10,408)       (13,248)         (110,196)        (581,609)           1,559
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations           1,734         (3,223)         (238,562)        (698,694)           2,360
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                  53,965        102,182           939,225          282,188           32,264
                Participant transfers                116,292        517,443         2,772,856           84,777           96,890
                Participant withdrawals               (6,332)       (15,008)         (352,566)        (191,780)          (2,292)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions          163,925        604,617         3,359,515          175,185          126,862
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                            165,659        601,394         3,120,953         (523,509)         129,222
NET ASSETS
                Beginning of period                      -              -             964,660        2,346,647              -
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $     165,659   $    601,394    $    4,085,613   $    1,823,138   $      129,222
                                              =============== ============== ================= ================ ================

                                               FEDERATED FUND
                                                  FOR U.S.     FEDERATED HIGH                      VIP GROWTH
                                                GOVERNMENT     INCOME BOND     VIP CONTRAFUND(R)  OPPORTUNITIES     VIP GROWTH
                                                SECURITIES II    FUND II          PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                SUBACCOUNT      SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                              ---------------  -------------- ----------------- ---------------- ---------------
FROM OPERATIONS
                Net investment income (loss)   $      22,867   $     94,535    $       (3,699)  $       (1,214)  $      (13,399)
                Net realized gain (loss)                (570)        (6,339)              825          (15,338)         (43,331)
                Net unrealized appreciation
                   (depreciation)                     37,252        (85,291)          (63,394)           3,081         (198,966)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations          59,549          2,905           (66,268)         (13,471)        (255,696)
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                 478,954        252,573           411,338          152,772          901,093
                Participant transfers              3,812,951      1,343,123         1,078,404          203,382        1,914,923
                Participant withdrawals             (217,484)      (180,099)         (138,546)         (49,803)        (268,649)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions        4,074,421      1,415,597         1,351,196          306,351        2,547,367
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                          4,133,970      1,418,502         1,284,928          292,880        2,291,671
NET ASSETS
                Beginning of period                  421,646        633,614           496,749           86,924          637,633
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $   4,555,616   $  2,052,116    $    1,781,677   $      379,804   $    2,929,304
                                              =============== ============== ================= ================ ================

                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                    TEMPLETON
                                                                                    DEVELOPING       TEMPLETON        TEMPLETON
                                                 MUTUAL SHARES   TEMPLETON ASSET      MARKETS         GROWTH        INTERNATIONAL
                                                  SECURITIES        STRATEGY        SECURITIES      SECURITIES       SECURITIES
                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM OPERATIONS
                Net investment income (loss)    $       17,021   $          975   $        3,503   $     200,944   $       63,884
                Net realized gain (loss)               110,077          128,322          (80,550)         23,139          691,396
                Net unrealized appreciation
                   (depreciation)                      (76,326)        (112,503)        (105,561)       (230,479)      (1,275,624)
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease)
                   resulting from operations            50,772           16,794         (182,608)         (6,396)        (520,344)
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                   555,755          205,212          364,378         572,797        1,084,061
                Participant transfers                1,993,145          (84,403)      (1,276,264)      1,176,942        1,279,567
                Participant withdrawals               (202,381)        (241,200)        (131,445)       (203,301)        (395,095)
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets resulting from
                    participant transactions         2,346,519         (120,391)      (1,043,331)      1,546,438        1,968,533
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets                           2,397,291         (103,597)      (1,225,939)      1,540,042        1,448,189
NET ASSETS
                Beginning of period                    791,390          571,672        2,236,522         614,497        2,942,586
                                               ---------------- ---------------- ---------------- --------------- ----------------
                End of period                   $    3,188,681   $      468,075   $    1,010,583   $   2,154,539   $    4,390,775
                                               ================ ================ ================ =============== ================

                                                                                     WANGER
                                                  TECHNOLOGY                      INTERNATIONAL                     WANGER U.S.
                                                   PORTFOLIO     WANGER FOREIGN     SMALL CAP      WANGER TWENTY     SMALL CAP
                                                  SUBACCOUNT    FORTY SUBACCOUNT   SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM OPERATIONS
                Net investment income (loss)    $      (42,923)  $      (14,590)  $     (182,116)  $     (14,955)  $     (327,685)
                Net realized gain (loss)               (58,308)         160,155        7,265,126          19,930            1,953
                Net unrealized appreciation
                   (depreciation)                   (3,879,702)        (877,660)     (12,801,607)        195,312        4,794,973
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease)
                   resulting from operations        (3,980,933)        (732,095)      (5,718,597)        200,287        4,469,241
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                 2,429,648          743,866        4,697,518         564,466        7,889,500
                Participant transfers                   38,850          276,609          323,146         358,770          961,478
                Participant withdrawals               (805,801)        (375,650)      (2,819,819)       (267,035)      (5,577,189)
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets resulting from
                    participant transactions         1,662,697          644,825        2,200,845         656,201        3,273,789
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets                          (2,318,236)         (87,270)      (3,517,752)        856,488        7,743,030
NET ASSETS
                Beginning of period                  7,487,274        2,166,194       25,089,230       1,424,853       40,635,344
                                               ---------------- ---------------- ---------------- --------------- ----------------
                End of period                   $    5,169,038   $    2,078,924   $   21,571,478   $   2,281,341   $   48,378,374
                                               ================ ================ ================ =============== ================

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2001

(1)     From inception April 11, 2001 to December 31, 2001
(2)     From inception May 30, 2001 to December 31, 2001
(3)     From inception October 30, 2001 to December 31, 2001
(4)     From inception October 31, 2001 to December 31, 2001
(5)     From inception November 7, 2001 to December 31, 2001
(6)     From inception November 8, 2001 to December 31, 2001
(7)     From inception November 20, 2001 to December 31, 2001

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                                                  GOODWIN MULTI-
                                                                              GOODWIN MONEY       ENGEMANN         SECTOR FIXED
                                                                                 MARKET        CAPITAL GROWTH        INCOME
                                                                               SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                                             ---------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $    1,469,571   $     (3,437,532)  $     1,379,929
    Net realized gain (loss)                                                            -           18,008,510            11,203
    Net unrealized appreciation (depreciation)                                          -          (95,694,487)         (350,553)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                             1,469,571        (81,123,509)        1,040,579
                                                                             ---------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                         44,230,502         53,469,804         2,934,415
    Participant transfers                                                       (39,261,422)       (13,882,601)         (705,192)
    Participant withdrawals                                                      (6,958,363)       (48,848,478)       (1,960,140)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                          (1,989,283)        (9,261,275)          269,083
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets                                          (519,712)       (90,384,784)        1,309,662
NET ASSETS
    Beginning of period                                                          36,150,296        448,437,009        18,443,226
                                                                             ---------------  -----------------  ----------------
    End of period                                                            $   35,630,584   $    358,052,225   $    19,752,888
                                                                             ===============  =================  ================

                                                                                 OAKHURST
                                                                                 STRATEGIC         ABERDEEN          OAKHURST
                                                                                ALLOCATION       INTERNATIONAL       BALANCED
                                                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                             ---------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $      895,322   $        (82,073)  $       618,579
    Net realized gain (loss)                                                      4,793,350          4,826,362         3,304,286
    Net unrealized appreciation (depreciation)                                   (5,791,988)       (17,472,128)       (4,024,087)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                              (103,316)       (12,727,839)         (101,222)
                                                                             ---------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          5,271,780          8,349,483         3,942,652
    Participant transfers                                                        (2,193,683)        (2,449,667)       (1,369,588)
    Participant withdrawals                                                      (5,475,917)        (7,293,463)       (3,388,052)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                          (2,397,820)        (1,393,647)         (814,988)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets                                        (2,501,136)       (14,121,486)         (916,210)
NET ASSETS
    Beginning of period                                                          49,583,900         77,184,336        31,621,719
                                                                             ---------------  -----------------  ----------------
    End of period                                                            $   47,082,764   $     63,062,850   $    30,705,509
                                                                             ===============  =================  ================

                                                                              DUFF & PHELPS
                                                                               REAL ESTATE         SENECA          ABERDEEN NEW
                                                                                SECURITIES     STRATEGIC THEME        ASIA
                                                                                SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                                             ---------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $      167,630   $       (259,771)  $        65,874
    Net realized gain (loss)                                                          1,286          3,979,826             2,675
    Net unrealized appreciation (depreciation)                                    1,088,914         (8,881,795)         (623,993)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                             1,257,830         (5,161,740)         (555,444)
                                                                             ---------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                            905,880          6,598,440           571,271
    Participant transfers                                                            84,208          7,356,731           131,670
    Participant withdrawals                                                        (425,758)        (3,392,243)         (286,003)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                             564,330         10,562,928           416,938
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets                                         1,822,160          5,401,188          (138,506)
NET ASSETS
    Beginning of period                                                           4,018,107         24,171,839         3,055,590
                                                                             ---------------  -----------------  ----------------
    End of period                                                            $    5,840,267   $     29,573,027   $     2,917,084
                                                                             ===============  =================  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                              J.P. MORGAN
                                                                                RESEARCH        ENGEMANN NIFTY    SENECA MID-CAP
                                                                             ENHANCED INDEX         FIFTY             GROWTH
                                                                               SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                                            ----------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                            $        14,296   $        (89,754)  $       (58,763)
    Net realized gain (loss)                                                        739,691             (7,270)          873,027
    Net unrealized appreciation (depreciation)                                   (4,415,945)        (2,313,247)         (914,018)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                            (3,661,958)        (2,410,271)          (99,754)
                                                                            ----------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          5,935,241          3,411,555         1,860,532
    Participant transfers                                                         1,867,738          2,276,138         6,257,589
    Participant withdrawals                                                      (2,583,343)        (1,282,380)         (842,357)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
      from participant transactions                                               5,219,636          4,405,313         7,275,764
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets                                         1,557,678          1,995,042         7,176,010
NET ASSETS
    Beginning of period                                                          28,135,489          8,806,458         3,155,814
                                                                            ----------------  -----------------  ----------------
    End of period                                                           $    29,693,167   $     10,801,500   $    10,331,824
                                                                            ================  =================  ================

                                                                                OAKHURST                            SANFORD
                                                                               GROWTH AND      HOLLISTER VALUE    BERNSTEIN MID-
                                                                                 INCOME            EQUITY           CAP VALUE
                                                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                            ----------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                            $       (30,249)  $         (2,718)  $         2,063
    Net realized gain (loss)                                                         58,170            640,515            (1,024)
    Net unrealized appreciation (depreciation)                                     (993,442)           718,594           318,184
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                              (965,521)         1,356,391           319,223
                                                                            ----------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          3,415,813          1,229,412           425,728
    Participant transfers                                                         1,507,066          2,831,492           435,298
    Participant withdrawals                                                      (1,324,981)          (522,187)         (184,944)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
      from participant transactions                                               3,597,898          3,538,717           676,082
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets                                         2,632,377          4,895,108           995,305
NET ASSETS
    Beginning of period                                                          10,102,069          2,610,354         1,501,064
                                                                            ----------------  -----------------  ----------------
    End of period                                                           $    12,734,446   $      7,505,462   $     2,496,369
                                                                            ================  =================  ================

                                                                                                   WANGER
                                                                               WANGER U.S.     INTERNATIONAL        TEMPLETON
                                                                                SMALL-CAP        SMALL-CAP            GROWTH
                                                                               SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                                            ----------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                            $      (268,970)  $       (247,731)  $          (247)
    Net realized gain (loss)                                                      5,314,444          3,685,070            42,523
    Net unrealized appreciation (depreciation)                                   (8,908,091)       (13,144,869)          (10,475)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                            (3,862,617)        (9,707,530)           31,801
                                                                            ----------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          8,161,032          5,008,047           143,501
    Participant transfers                                                        (1,477,499)         3,499,721           215,851
    Participant withdrawals                                                      (3,921,188)        (2,958,472)          (75,212)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
      from participant transactions                                               2,762,345          5,549,296           284,140
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets                                        (1,100,272)        (4,158,234)          315,941
NET ASSETS
    Beginning of period                                                          41,735,616         29,247,464           298,556
                                                                            ----------------  -----------------  ----------------
    End of period                                                           $    40,635,344   $     25,089,230   $       614,497
                                                                            ================  =================  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                                                   TEMPLETON
                                                                                 TEMPLETON         TEMPLETON       DEVELOPING
                                                                               ASSET STRATEGY    INTERNATIONAL       MARKETS
                                                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                              ----------------  ---------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                              $         5,710   $       15,480   $          (790)
    Net realized gain (loss)                                                           76,344          215,169           (13,480)
    Net unrealized appreciation (depreciation)                                        (80,823)        (269,663)         (420,356)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) resulting from operations                                   1,231          (39,014)         (434,626)
                                                                              ----------------  ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                              160,423          812,534           548,959
    Participant transfers                                                             218,575        1,334,917         1,581,009
    Participant withdrawals                                                           (97,608)        (436,763)         (223,454)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                               281,390        1,710,688         1,906,514
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets                                             282,621        1,671,674         1,471,888
NET ASSETS
    Beginning of period                                                               289,051        1,270,912           764,634
                                                                              ----------------  ---------------  ----------------
    End of period                                                             $       571,672   $    2,942,586   $     2,236,522
                                                                              ================  ===============  ================

                                                                               MUTUAL SHARES                      WANGER FOREIGN
                                                                               INVESTMENTS      WANGER TWENTY         FORTY
                                                                                SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                                              ----------------  ---------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                              $           258   $       (7,458)  $       (11,779)
    Net realized gain (loss)                                                             (874)          22,049            53,250
    Net unrealized appreciation (depreciation)                                         54,288           60,457          (198,798)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) resulting from operations                                  53,672           75,048          (157,327)
                                                                              ----------------  ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                              210,237          326,411           444,420
    Participant transfers                                                             217,947          470,630         1,419,460
    Participant withdrawals                                                          (101,571)        (133,597)         (143,042)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                               326,613          663,444         1,720,838
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets                                             380,285          738,492         1,563,511
NET ASSETS
    Beginning of period                                                               411,105          686,361           602,683
                                                                              ----------------  ---------------  ----------------
    End of period                                                             $       791,390   $    1,424,853   $     2,166,194
                                                                              ================  ===============  ================

                                                                                                                  FEDERATED U.S.
                                                                               EAFE(R) EQUITY    BANKERS TRUST        GOV'T
                                                                                    INDEX           DOW 30        SECURITIES II
                                                                                  SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                                              ----------------  ---------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                              $       (13,480)  $        1,622   $         2,845
    Net realized gain (loss)                                                           39,666            6,815               (57)
    Net unrealized appreciation (depreciation)                                       (300,903)          (4,673)           19,618
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) resulting from operations                                (274,717)           3,764            22,406
                                                                              ----------------  ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                              324,384          107,635            87,647
    Participant transfers                                                           2,270,656          424,235           261,097
    Participant withdrawals                                                          (211,405)         (27,696)          (29,164)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                             2,383,635          504,174           319,580
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets                                           2,108,918          507,938           341,986
NET ASSETS
    Beginning of period                                                               237,729            5,282            79,660
                                                                              ----------------  ---------------  ----------------
    End of period                                                             $     2,346,647   $      513,220   $       421,646
                                                                              ================  ===============  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                             FEDERATED HIGH
                                                                              INCOME BOND      FEDERATED U.S.      JANUS EQUITY
                                                                                FUND II          GOV'T BOND           INCOME
                                                                               SUBACCOUNT       SUBACCOUNT(1)       SUBACCOUNT
                                                                             ----------------  ----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $        35,671   $         6,283   $           821
    Net realized gain (loss)                                                          (3,310)              (99)              (95)
    Net unrealized appreciation (depreciation)                                       (93,236)           10,265          (102,510)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) resulting from operations                                (60,875)           16,449          (101,784)
                                                                             ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                             209,736            21,214           371,910
    Participant transfers                                                            471,350           243,678         1,049,012
    Participant withdrawals                                                         (165,804)          (15,437)          (82,762)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                              515,282           249,455         1,338,160
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets                                            454,407           265,904         1,236,376
NET ASSETS
    Beginning of period                                                              179,207               -              13,398
                                                                             ----------------  ----------------  ----------------
    End of period                                                            $       633,614   $       265,904   $     1,249,774
                                                                             ================  ================  ================

                                                                                                JANUS FLEXIBLE    MORGAN STANLEY
                                                                               JANUS GROWTH         INCOME         FOCUS EQUITY
                                                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                             ----------------  ----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $       (53,711)  $        12,598   $        (2,929)
    Net realized gain (loss)                                                          (1,997)               70               222
    Net unrealized appreciation (depreciation)                                    (1,815,303)              774          (101,536)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) resulting from operations                             (1,871,011)           13,442          (104,243)
                                                                             ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                           2,592,783           111,451           152,659
    Participant transfers                                                         10,968,373           259,859           518,092
    Participant withdrawals                                                         (785,493)          (34,137)          (33,482)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                           12,775,663           337,173           637,269
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets                                         10,904,652           350,615           533,026
NET ASSETS
    Beginning of period                                                              179,507             4,314             2,073
                                                                             ----------------  ----------------  ----------------
    End of period                                                            $    11,084,159   $       354,929   $       535,099
                                                                             ================  ================  ================

                                                                             MORGAN STANLEY    ALGER AMERICAN        ENGEMANN
                                                                               TECHNOLOGY        LEVERAGED         SMALL & MID-
                                                                                PORTFOLIO         ALL-CAP           CAP GROWTH
                                                                               SUBACCOUNT       SUBACCOUNT(2)      SUBACCOUNT(6)
                                                                             ----------------  ----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $       (55,511)  $        (2,461)  $          (616)
    Net realized gain (loss)                                                         (28,279)           (3,557)               27
    Net unrealized appreciation (depreciation)                                    (3,746,268)         (203,983)          (62,707)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) resulting from operations                             (3,830,058)         (210,001)          (63,296)
                                                                             ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                           2,178,620           215,280            43,300
    Participant transfers                                                          9,701,539           990,287           371,361
    Participant withdrawals                                                         (674,951)          (30,906)           (7,468)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                           11,205,208         1,174,661           407,193
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets                                          7,375,150           964,660           343,897
NET ASSETS
    Beginning of period                                                              112,124               -                 -
                                                                             ----------------  ----------------  ----------------
    End of period                                                            $     7,487,274   $       964,660   $       343,897
                                                                             ================  ================  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                                                   FIDELITY VIP
                                                                                 FIDELITY VIP     FIDELITY VIP      GROWTH
                                                                                CONTRAFUND(R)       GROWTH        OPPORTUNITIES
                                                                                 SUBACOUNT(3)     SUBACOUNT(3)    SUBACCOUNT(3)
                                                                                --------------   --------------   ---------------
FROM OPERATIONS
    Net investment income (loss)                                                $         (810)  $       (1,460)  $         (192)
    Net realized gain (loss)                                                               234           (3,019)            (406)
    Net unrealized appreciation (depreciation)                                         (10,222)         (79,962)          (8,528)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) resulting from operations                                  (10,798)         (84,441)          (9,126)
                                                                                ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                                90,132           88,790           11,724
    Participant transfers                                                              426,857          650,387           88,187
    Participant withdrawals                                                             (9,442)         (17,103)          (3,861)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                                507,547          722,074           96,050
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets                                              496,749          637,633           86,924
                                                                                ===============  ===============  ===============
NET ASSETS
    Beginning of period                                                                    -                -                -
                                                                                ---------------  ---------------  ---------------
    End of period                                                               $      496,749   $      637,633   $       86,924
                                                                                ===============  ===============  ===============


                                                                                    SANFORD
                                                                                   BERNSTEIN         SANFORD       BANKERS TRUST
                                                                                   SMALL-CAP        BERNSTEIN        NASDAQ 100
                                                                                     VALUE         GLOBAL VALUE       INDEX(R)
                                                                                 SUBACCOUNT(4)    SUBACCOUNT(5)    SUBACCOUNT(7)
                                                                                ---------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                                                $            1   $           11   $       (1,372)
    Net realized gain (loss)                                                               -                -               (569)
    Net unrealized appreciation (depreciation)                                              33               86         (260,978)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) resulting from operations                                       34               97         (262,919)
                                                                                ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                                    60               88           81,823
    Participant transfers                                                                  414           13,286          726,749
    Participant withdrawals                                                                 (8)             -             (7,227)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets resulting
          From participant transactions                                                    466           13,374          801,345
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets                                                  500           13,471          538,426
NET ASSETS
    Beginning of period                                                                    -                -                -
                                                                                ---------------  ---------------  ---------------
    End of period                                                               $          500   $       13,471   $      538,426
                                                                                ===============  ===============  ===============

(1) From inception January 6, 2000 to December 31, 2000
(2) From inception June 14, 2000 to December 31, 2000
(3) From inception June 6, 2000 to December 31, 2000
(4) From inception December 16, 2000 to December 31, 2000
(5) From inception December 6, 2000 to December 31, 2000
(6) From inception August 21, 2000 to December 31, 2000
(7) From inception August 23, 2000 to December 31, 2000

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                                       GOODWIN
                                                                                    GOODWIN           ENGEMANN       MULTI-SECTOR
                                                                                  MONEY MARKET     CAPITAL GROWTH    FIXED INCOME
                                                                                   SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                                 --------------   ---------------   -------------
FROM OPERATIONS
     Net investment income (loss)....................................            $    1,164,742   $    (2,013,785)  $   1,288,635
     Net realized gain (loss)........................................                       -          33,911,603           1,383
     Net unrealized appreciation (depreciation)......................                       -          67,520,555        (510,719)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) resulting from operations...............                 1,164,742        99,418,373         779,299
                                                                                 --------------   ---------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits............................................                45,745,678        55,380,624       3,185,838
     Participant transfers...........................................               (32,514,036)        2,056,950          10,155
     Participant withdrawals.........................................                (7,462,353)      (39,295,629)     (1,861,647)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets resulting.................
           from participant transactions.............................                 5,769,289        18,141,945       1,334,346
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets...........................                 6,934,031       117,560,318       2,113,645
NET ASSETS
     Beginning of period.............................................                29,216,265       330,876,691      16,329,581
                                                                                 --------------   ---------------   -------------
     End of period...................................................            $   36,150,296   $   448,437,009   $  18,443,226
                                                                                 ==============   ===============   =============

                                                                                    OAKHURST
                                                                                   STRATEGIC         ABERDEEN          OAKHURST
                                                                                   ALLOCATION      INTERNATIONAL       BALANCED
                                                                                   SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                                 --------------   ---------------   -------------
FROM OPERATIONS
     Net investment income (loss)....................................            $      672,947   $     1,046,070   $     487,789
     Net realized gain (loss)........................................                 2,428,632         9,071,400       1,103,384
     Net unrealized appreciation (depreciation)......................                 1,547,396         6,988,805       1,469,608
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) resulting from operations...............                 4,648,975        17,106,275       3,060,781
                                                                                 --------------   ---------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits............................................                 5,766,295         8,895,302       4,014,520
     Participant transfers...........................................                   426,167        (2,116,044)        785,289
     Participant withdrawals.........................................                (4,114,288)       (6,140,365)     (3,398,123)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets resulting
           from participant transactions.............................                 2,078,174           638,893       1,401,686
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets...........................                 6,727,149        17,745,168       4,462,467
NET ASSETS
     Beginning of period.............................................                42,856,751        59,439,168      27,159,252
                                                                                 --------------   ---------------   -------------
     End of period...................................................            $   49,583,900   $    77,184,336   $  31,621,719
                                                                                 ==============   ===============   =============

                                                                                  DUFF & PHELPS       SENECA
                                                                                   REAL ESTATE       STRATEGIC        ABERDEEN
                                                                                   SECURITIES          THEME          NEW ASIA
                                                                                   SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                                                 --------------   ---------------   -------------
FROM OPERATIONS
     Net investment income (loss)....................................            $      170,232   $      (114,711)  $       5,054
     Net realized gain (loss)........................................                    (8,551)        2,870,443           4,188
     Net unrealized appreciation (depreciation)......................                   (25,923)        4,256,078         869,485
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) resulting from operations...............                   135,758         7,011,810         878,727
                                                                                 --------------   ---------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits............................................                 1,205,811         3,459,133         500,215
     Participant transfers...........................................                  (767,489)        7,228,439         378,701
     Participant withdrawals.........................................                  (441,550)       (1,588,498)       (180,470)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets resulting
           from participant transactions.............................                    (3,228)        9,099,074         698,446
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets...........................                   132,530        16,110,884       1,577,173
NET ASSETS
     Beginning of period.............................................                 3,885,577         8,060,955       1,478,417
                                                                                 --------------   ---------------   -------------
     End of period...................................................            $    4,018,107   $    24,171,839   $   3,055,590
                                                                                 ==============   ===============   =============

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                               RESEARCH
                                                               ENHANCED           ENGEMANN            SENECA
                                                                 INDEX           NIFTY FIFTY      MID-CAP GROWTH
                                                              SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss).......................   $         37,542    $       (40,023)   $       (13,409)
     Net realized gain (loss)...........................          1,404,348                817             79,098
     Net unrealized appreciation (depreciation).........          2,060,618          1,626,903            871,293
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations..          3,502,508          1,587,697            936,982
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits...............................          4,764,435          1,600,829            550,378
     Participant transfers..............................          9,507,736          4,539,540            896,097
     Participant withdrawals............................         (2,366,241)          (663,615)          (177,076)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions............         11,905,930          5,476,754          1,269,399
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets..............         15,408,438          7,064,451          2,206,381
NET ASSETS
     Beginning of period................................         12,727,051          1,742,007            949,433
                                                           ----------------    ---------------    ---------------
     End of period......................................   $     28,135,489    $     8,806,458    $     3,155,814
                                                           ================    ===============    ===============

                                                               OAKHURST
                                                              GROWTH AND          HOLLISTER           SCHAFER
                                                                INCOME           VALUE EQUITY      MID-CAP VALUE
                                                              SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $         (4,745)   $        (5,750)   $        10,092
     Net realized gain (loss)..........................             118,881            145,934            (25,572)
     Net unrealized appreciation (depreciation)........           1,012,913            291,974           (130,299)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.           1,127,049            432,158           (145,779)
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................           2,435,487            547,053            436,822
     Participant transfers.............................           4,170,995            999,772            435,382
     Participant withdrawals...........................            (964,227)          (185,449)          (117,678)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........           5,642,255          1,361,376            754,526
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............           6,769,304          1,793,534            608,747
NET ASSETS
     Beginning of period...............................           3,332,765            816,820            892,317
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $     10,102,069    $     2,610,354    $     1,501,064
                                                           ================    ===============    ===============

                                                                                    WANGER
                                                              WANGER U.S.        INTERNATIONAL       TEMPLETON
                                                               SMALL CAP           SMALL CAP           STOCK
                                                              SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $       (268,787)   $        67,572    $           (69)
     Net realized gain (loss)..........................           3,040,574             28,287              7,984
     Net unrealized appreciation (depreciation)........           4,934,358         15,112,035             42,995
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.           7,706,145         15,207,894             50,910
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................           7,502,489          3,435,101            154,926
     Participant transfers.............................            (622,831)           956,598            102,914
     Participant withdrawals...........................          (4,086,854)        (1,563,997)           (37,586)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........           2,792,804          2,827,702            220,254
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............          10,498,949         18,035,596            271,164
NET ASSETS
     Beginning of period...............................          31,236,667         11,211,868             27,392
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $     41,735,616    $    29,247,464    $       298,556
                                                           ================    ===============    ===============

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                                                                      TEMPLETON
                                                            TEMPLETON ASSET        TEMPLETON         DEVELOPING
                                                              ALLOCATION         INTERNATIONAL         MARKETS
                                                              SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $           (305)   $          (887)   $        (2,308)
     Net realized gain (loss)                                         5,362             28,281               (584)
     Net unrealized appreciation (depreciation)........              26,220            129,839            117,427
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.              31,277            157,233            114,535
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................              59,531            188,339            140,700
     Participant transfers.............................             180,739            950,796            564,459
     Participant withdrawals...........................             (20,055)           (78,924)           (65,725)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             220,215          1,060,211            639,434
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             251,492          1,217,444            753,969
NET ASSETS
     Beginning of period ..............................              37,559             53,468             10,665
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        289,051    $     1,270,912    $       764,634
                                                           ================    ===============    ===============

                                                             Mutual Shares                            WANGER
                                                              INVESTMENTS       WANGER TWENTY      FOREIGN FORTY
                                                              SUBACCOUNT        SUBACCOUNT(1)      SUBACCOUNT(2)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $         (1,342)   $        (2,874)   $        (1,627)
     Net realized gain (loss)..........................                 382             12,711              7,285
     Net unrealized appreciation (depreciation)........               9,335             65,825            214,413
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.               8,375             75,662            220,071
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................             131,902            173,164             61,520
     Participant transfers.............................             245,705            492,271            341,129
     Participant withdrawals...........................             (28,647)           (54,736)           (20,037)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             348,960            610,699            382,612
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             357,334            686,361            602,683
NET ASSETS
     Beginning of period...............................              53,771                -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        411,105    $       686,361    $       602,683
                                                           ================    ===============    ===============

                                                                                   BANKERS           FEDERATED
                                                                 EAFE               TRUST           U.S. GOV'T
                                                             EQUITY INDEX          DOW 30          SECURITIES II
                                                             SUBACCOUNT(3)      SUBACCOUNT(4)      SUBACCOUNT(5)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $          3,309    $             6    $          (144)
     Net realized gain (loss)..........................               6,860                -                   (0)
     Net unrealized appreciation (depreciation)........              18,079                 22                214
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.              28,248                 28                 70
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................              25,625                  -              2,203
     Participant transfers.............................             185,637              5,262             79,165
     Participant withdrawals...........................              (1,781)                (8)            (1,778)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             209,481              5,254             79,590
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             237,729              5,282             79,660
NET ASSETS
     Beginning of period...............................                 -                  -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        237,729    $         5,282    $        79,660
                                                           ================    ===============    ===============

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                               FEDERATED
                                                              HIGH INCOME           JANUS
                                                              BOND FUND II      EQUITY INCOME      JANUS GROWTH
                                                             SUBACCOUNT(6)      SUBACCOUNT(7)      SUBACCOUNT(8)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $           (287)   $            (1)   $           (16)
     Net realized gain (loss)..........................                 (11)               -                    0
     Net unrealized appreciation (depreciation)........               3,106                209              2,162
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.               2,808                208              2,146
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................                 298                  -              2,047
     Participant transfers.............................             177,083             13,201            175,407
     Participant withdrawals...........................                (982)               (11)               (93)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             176,399             13,190            177,361
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             179,207             13,398            179,507
NET ASSETS
     Beginning of period...............................                 -                  -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        179,207    $        13,398    $       179,507
                                                           ================    ===============    ===============

                                                                 JANUS          MORGAN STANLEY       TECHNOLOGY
                                                            FLEXIBLE INCOME      FOCUS EQUITY        PORTFOLIO
                                                             SUBACCOUNT(9)      SUBACCOUNT(10)     SUBACCOUNT(11)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $              8    $           -      $           (12)
     Net realized gain (loss)..........................                  (0)                 1                 (0)
     Net unrealized appreciation (depreciation)........                  (7)                74              2,402
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.                   1                 75              2,390
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................                 -                  -                  314
     Participant transfers.............................               4,355              2,045            109,577
     Participant withdrawals...........................                 (42)               (47)              (157)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........               4,313              1,998            109,734
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............               4,314              2,073            112,124
NET ASSETS
     Beginning of period...............................                 -                  -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $          4,314    $         2,073    $       112,124
                                                           ================    ===============    ===============

(1) From inception February 5, 1999 to December 31, 1999
(2) From inception February 9, 1999 to December 31, 1999
(3) From inception July 20, 1999 to December 31, 1999
(4) From inception December 23, 1999 to December 31, 1999
(5) From inception August 5, 1999 to December 31, 1999
(6) From inception August 2, 1999 to December 31, 1999
(7) From inception December 23, 1999 to December 31, 1999
(8) From inception December 20, 1999 to December 31, 1999
(9) From inception December 21, 1999 to December 31, 1999
(10) From inception December 21, 1999 to December 31, 1999
(11) From inception December 20, 1999 to December 31, 1999

                       See Notes to Financial Statements

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
     Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) (the "Account"), formerly Phoenix Home Life Variable Universal Life Account, is a separate investment account of Phoenix Life Insurance Company ("Phoenix") (See Note 10), formerly Phoenix Home Life Mutual Insurance Company. Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account currently consists of 50 subaccounts, that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                      INVESTMENT OBJECTIVE
-----------                                                      --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                            High total return consistent with reasonable risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                 Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                                Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series                 Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series (formerly, Phoenix-Bankers        Track the total return of the Dow Jones Industrial Average(SM)
Trust Dow 30 Series)                                             before fund expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series (formerly, Phoenix-  Track the total return of the Nasdaq-100 Index(R) before fund
Bankers Trust Nasdaq-100(R) Series)                              expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series              Capital appreciation and income with approximately equal
                                                                 emphasis.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series (see Note 11)             Intermediate and long-term growth of capital, with income as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series (see Note 11)                Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                   Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series (see Note 11)      High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                              High level of current income consistent with capital
                                                                 preservation and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                 Long-term total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                            Long-term capital appreciation and a secondary investment
                                                                 objective of current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series               High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity Series (formerly, Phoenix-Janus        Long-term growth of capital.
Equity Income Series) (see Note 11)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                             Maximum total return consistent with the preservation of
                                                                 capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series (see Note 11)                        Long-term capital growth in a manner consistent with the
                                                                 preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                        Long-term growth of capital and future income rather than
                                                                 current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                               Long-term growth of capital and secondarily to provide
                                                                 reasonable current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                         Capital appreciation and reasonable income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                       Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                      INVESTMENT OBJECTIVE
-----------                                                      --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series (see Note 11)                   Reasonable income, long-term capital growth and conservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                        Dividend growth, current income and capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series (see Note 11)       High total return over an extended period of time consistent with prudent investment risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                    Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                   Long-term capital appreciation with current income as the
                                                                 secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                 Long-term capital appreciation. Current income is a secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                             Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                            Long-term appreciation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                               Growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                              Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                        Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund                           Replicate, before expenses, the performance of the Morgan
                                                                 Stanley Capital International EAFE(R) Index.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                               Replicate, before expenses, the performance of the Standard &
                                                                 Poor's 500 Composite Stock Price Index.
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II (see Note 11)   Current income.
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                               High current income.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                      Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                               Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                             Capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                    Capital appreciation with income as a secondary objective.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund                                    High level of total return.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                     Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                 Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund                          Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                             Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                             Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                   Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                    Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                            Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

     B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                      PURCHASES          SALES
----------                                                      ---------          -----
The Phoenix Edge Series Fund
    Phoenix-Aberdeen International Series                    $    6,562,161    $    7,384,196
    Phoenix-Aberdeen New Asia Series                                514,947           564,979
    Phoenix-AIM Mid-Cap Equity Series(6)                             15,646                22
    Phoenix-Alliance/Bernstein Growth + Value Series(5)              14,569                66
    Phoenix-Deutsche Dow 30 Series                                2,267,485           249,351
    Phoenix-Deutsche Nasdaq-100 Index(R) Series                   1,966,626           426,904
    Phoenix-Duff & Phelps Real Estate Securities Series           2,566,013           804,122
    Phoenix-Engemann Capital Growth Series                       33,312,421        33,713,523
    Phoenix-Engemann Nifty Fifty Series                           2,883,051         1,476,193
    Phoenix-Engemann Small & Mid-Cap Growth Series                1,112,690           180,269
    Phoenix-Federated U.S. Government Bond Series                   399,258           249,782
    Phoenix-Goodwin Money Market Series                          35,251,673        21,128,845
    Phoenix-Goodwin Multi-Sector Fixed Income Series              6,258,484         3,270,433
    Phoenix-Hollister Value Equity Series                         9,325,776           778,028
    Phoenix-J.P. Morgan Research Enhanced Index Series            6,562,896         6,752,267
    Phoenix-Janus Core Equity Series                              1,269,558           230,580
    Phoenix-Janus Flexible Income Series                          1,102,453           155,665
    Phoenix-Janus Growth Series                                   4,965,522         2,024,545
    Phoenix-MFS Investors Growth Stock Series(3)                    109,606               244
    Phoenix-MFS Investors Trust Series(7)                             2,320                 7
    Phoenix-MFS Value Series(4)                                      44,248               221
    Phoenix-Morgan Stanley Focus Equity Series                      366,569           172,732
    Phoenix-Oakhurst Balanced Series                              5,235,756         3,851,245
    Phoenix-Oakhurst Growth and Income Series                     4,824,295         2,169,482
    Phoenix-Oakhurst Strategic Allocation Series                  5,627,770         4,855,267
    Phoenix-Sanford Bernstein Global Value Series                   309,263            14,727
    Phoenix-Sanford Bernstein Mid-Cap Value Series                6,588,748           646,240
    Phoenix-Sanford Bernstein Small-Cap Value Series              2,139,180           121,069
    Phoenix-Seneca Mid-Cap Growth Series                          5,242,360         1,452,280
    Phoenix-Seneca Strategic Theme Series                         6,939,004         3,190,212

AIM Variable Insurance Funds
    AIM V.I. Capital Appreciation Fund(2)                           185,818             9,890
    AIM V.I. Value Fund(1)                                          658,695            43,874

The Alger American Fund
    Alger American Leveraged AllCap Portfolio                     3,730,985           318,481

Deutsche Asset Management VIT Funds
    Deutsche VIT EAFE(R) Equity Index Fund                        1,295,517         1,138,928
    Deutsche VIT Equity 500 Index Fund(3)                           176,013            49,194

Federated Insurance Series
    Federated Fund for U.S. Government Securities II              4,473,240           373,099
    Federated High Income Bond Fund II                            2,516,779         1,005,685

Fidelity(R) Variable Insurance Products
    VIP Contrafund(R) Portfolio                                   1,419,552            55,775
    VIP Growth Opportunities Portfolio                              382,024            76,684
    VIP Growth Portfolio                                          2,882,616           283,208

Franklin Templeton Variable Insurance Products Trust -- Class 2
    Mutual Shares Securities Fund                                 2,660,797           186,150
    Templeton Asset Strategy Fund                                 1,221,807         1,289,906
    Templeton Developing Markets Securities Fund                  1,068,082         2,108,154
    Templeton Growth Securities Fund                              1,910,574           138,716
    Templeton International Securities Fund                       3,288,475           553,865

The Universal Institutional Funds, Inc.
    Technology Portfolio                                          3,095,566         1,477,443

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                      PURCHASES          SALES
----------                                                      ---------          -----
Wanger Advisors Trust
    Wanger Foreign Forty                                     $    1,375,264    $      571,104
    Wanger International Small Cap                               11,935,472         2,648,338
    Wanger Twenty                                                 1,132,909           491,170
    Wanger U.S. Small Cap                                         7,185,507         4,235,678

(1)  From inception April 11, 2001 to December 31, 2001
(2)  From inception May 30, 2001 to December 31, 2001
(3)  From inception October 30, 2001 to December 31, 2001
(4)  From inception October 31, 2001 to December 31, 2001
(5)  From inception November 7, 2001 to December 31, 2001
(6)  From inception November 8, 2001 to December 31, 2001
(7)  From inception November 20, 2001 to December 31, 2001

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the period ended December 31, 2001, follows:

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
THE PHOENIX EDGE SERIES:
PHOENIX-ABERDEEN INTERNATIONAL SERIES
Units                                                    24,473,284
Unit Value, end of period                                 $1.858078
Net assets, end of period (thousands)                       $45,473
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets           (0.80)
Total return                                               (24.66%)

PHOENIX-ABERDEEN NEW ASIA SERIES
Units                                                     3,555,559
Unit Value, end of period                                 $0.794695
Net assets, end of period (thousands)                        $2,826
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.50%
Total return                                                  0.21%

PHOENIX-AIM MID CAP EQUITY SERIES(6)
Units                                                        15,075
Unit Value, end of period                                 $1.064065
Net assets, end of period (thousands)                           $16
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.91%) (8)
Total return                                                  5.47%

PHOENIX-ALLIANCE/BERNSTEIN GROWTH AND VALUE SERIES(5)
Units                                                        13,679
Unit Value, end of period                                 $1.068825
Net assets, end of period (thousands)                           $15
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets            0.65% (8)
Total return                                                  3.83%

PHOENIX-DEUTSCHE DOW 30 SERIES
Units                                                     2,814,609
Unit Value, end of period                                 $0.880617
Net assets, end of period (thousands)                        $2,479
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.00%
Total return                                                (6.74%)

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
Units                                                     3,878,705
Unit Value, end of period                                 $0.407147
Net assets, end of period (thousands)                        $1,579
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (33.60%)

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
Units                                                     4,420,316
Unit Value, end of period                                 $1.761879
Net assets, end of period (thousands)                        $7,788
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            3.42%
Total return                                                  5.76%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Units                                                    61,718,275
Unit Value, end of period                                 $3.691068
Net assets, end of period (thousands)                      $227,808
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.74%)
Total return                                               (35.11%)

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
Units                                                     9,465,694
Unit Value, end of period                                 $0.857384
Net assets, end of period (thousands)                        $8,116
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (35.11%)

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
Units                                                     1,815,149
Unit Value, end of period                                 $0.590777
Net assets, end of period (thousands)                        $1,072
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.75%)
Total return                                               (27.31%)

PHOENIX-FEDERATED U.S GOVERNMENT BOND SERIES
Units                                                       330,450
Unit Value, end of period                                 $1.232273
Net assets, end of period (thousands)                          $407
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            4.09%
Total return                                                  4.17%

PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                    29,389,267
Unit Value, end of period                                 $1.692597
Net assets, end of period (thousands)                       $49,744
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            2.84%
Total return                                                  2.99%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Units                                                     8,751,521
Unit Value, end of period                                 $2.543934
Net assets, end of period (thousands)                       $22,263
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            7.34%
Total return                                                  5.24%

PHOENIX-HOLLISTER VALUE EQUITY SERIES
Units                                                     9,739,141
Unit Value, end of period                                 $1.437383
Net assets, end of period (thousands)                       $13,999
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.12%
Total return                                               (18.62%)

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
Units                                                    20,048,035
Unit Value, end of period                                 $1.259680
Net assets, end of period (thousands)                       $25,254
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.11%)
Total return                                               (12.61%)

PHOENIX-JANUS CORE EQUITY SERIES
Units                                                     2,517,526
Unit Value, end of period                                 $0.828215
Net assets, end of period (thousands)                        $2,085
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.04%
Total return                                               (12.35%)

PHOENIX-JANUS FLEXIBLE INCOME SERIES
Units                                                     1,149,888
Unit Value, end of period                                 $1.123496
Net assets, end of period (thousands)                        $1,292
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            4.84%
Total return                                                  6.38%

PHOENIX-JANUS GROWTH SERIES
Units                                                    15,785,620
Unit Value, end of period                                 $0.694053
Net assets, end of period (thousands)                       $10,956
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (24.46%)

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(3)
Units                                                       103,818
Unit Value, end of period                                 $1.067454
Net assets, end of period (thousands)                          $111
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.81%) (8)
Total return                                                  6.75%

PHOENIX-MFS INVESTORS TRUST SERIES(7)
Units                                                         2,238
Unit Value, end of period                                 $1.041047
Net assets, end of period (thousands)                            $2
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.47%) (8)
Total return                                                (0.26%)

PHOENIX-MFS VALUE SERIES(4)
Units                                                        42,403
Unit Value, end of period                                 $1.055814
Net assets, end of period (thousands)                           $45
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets            1.02% (8)
Total return                                                  7.37%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
Units                                                       846,074
Unit Value, end of period                                 $0.752307
Net assets, end of period (thousands)                          $637
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (15.77%)

PHOENIX-OAKHURST BALANCED SERIES
Units                                                    13,357,007
Unit Value, end of period                                 $2.352879
Net assets, end of period (thousands)                       $31,427
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.86%
Total return                                                  1.77%

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
Units                                                    12,075,563
Unit Value, end of period                                 $1.172440
Net assets, end of period (thousands)                       $14,158
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.28%)
Total return                                                (8.90%)

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
Units                                                    12,604,034
Unit Value, end of period                                 $3.710712
Net assets, end of period (thousands)                       $46,770
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.73%
Total return                                                  1.05%

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
Units                                                       326,384
Unit Value, end of period                                 $0.932130
Net assets, end of period (thousands)                          $304
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.47%
Total return                                                (7.59%)

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
Units                                                     8,522,555
Unit Value, end of period                                 $1.108762
Net assets, end of period (thousands)                        $9,449
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.87%
Total return                                                 22.00%

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
Units                                                     1,700,551
Unit Value, end of period                                 $1.245022
Net assets, end of period (thousands)                        $2,117
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.57%
Total return                                                 14.83%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-SENECA MID-CAP GROWTH SERIES
Units                                                     7,666,487
Unit Value, end of period                                 $1.430671
Net assets, end of period (thousands)                       $10,968
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (25.89%)

PHOENIX-SENECA STRATEGIC THEME SERIES
Units                                                    14,905,929
Unit Value, end of period                                 $1.624256
Net assets, end of period (thousands)                       $24,211
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (27.95%)

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. CAPITAL APPRECIATION FUND(2)
Units                                                       188,887
Unit Value, end of period                                 $0.877030
Net assets, end of period (thousands)                          $166
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.81%) (8)
Total return                                               (12.30%)

AIM V.I. VALUE FUND(1)
Units                                                       615,289
Unit Value, end of period                                 $0.977417
Net assets, end of period (thousands)                          $601
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.45%) (8)
Total return                                                (2.26%)

THE ALGER AMERICAN FUND:
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Units                                                     6,415,325
Unit Value, end of period                                 $0.636852
Net assets, end of period (thousands)                        $4,086
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.79%)
Total return                                               (16.61%)

DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND
Units                                                     2,495,507
Unit Value, end of period                                 $0.730569
Net assets, end of period (thousands)                        $1,823
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (25.30%)

DEUTSCHE VIT EQUITY 500 INDEX FUND(3)
Units                                                       122,489
Unit Value, end of period                                 $1.054972
Net assets, end of period (thousands)                          $129
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.81%) (8)
Total return                                                  5.50%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============

FEDERATED INSURANCE SERIES:
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Units                                                     3,854,015
Unit Value, end of period                                 $1.182044
Net assets, end of period (thousands)                        $4,556
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.21%
Total return                                                  6.17%

FEDERATED HIGH INCOME BOND FUND II
Units                                                     2,268,237
Unit Value, end of period                                 $0.904719
Net assets, end of period (thousands)                        $2,052
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            6.71%
Total return                                                  0.57%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO
Units                                                     2,191,035
Unit Value, end of period                                 $0.813167
Net assets, end of period (thousands)                        $1,782
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.39%)
Total return                                               (13.07%)

VIP GROWTH OPPORTUNITIES PORTFOLIO
Units                                                       524,240
Unit Value, end of period                                 $0.724485
Net assets, end of period (thousands)                          $380
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.63%)
Total return                                               (15.13%)

VIP GROWTH PORTFOLIO
Units                                                     4,190,048
Unit Value, end of period                                 $0.699110
Net assets, end of period (thousands)                        $2,929
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (18.39%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2:
MUTUAL SHARES SECURITIES FUND
Units                                                     2,494,390
Unit Value, end of period                                 $1.278341
Net assets, end of period (thousands)                        $3,189
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.88%
Total return                                                  6.19%

TEMPLETON ASSET STRATEGY FUND
Units                                                       430,437
Unit Value, end of period                                 $1.087442
Net assets, end of period (thousands)                          $468
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.13%
Total return                                                (10.67)

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
Units                                                     1,021,204
Unit Value, end of period                                 $0.989599
Net assets, end of period (thousands)                        $1,011
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.19%
Total return                                                (8.82%)

TEMPLETON GROWTH SECURITIES FUND
Units                                                     1,628,111
Unit Value, end of period                                 $1.323337
Net assets, end of period (thousands)                        $2,155
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets           16.03%
Total return                                                (2.09%)

TEMPLETON INTERNATIONAL SECURITIES FUND
Units                                                     4,278,615
Unit Value, end of period                                 $1.026214
Net assets, end of period (thousands)                        $4,391
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            2.00%
Total return                                               (16.67%)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO
Units                                                     12,509,589
Unit Value, end of period                                  $0.413206
Net assets, end of period (thousands)                         $5,169
Expenses as a % of average net assets                          0.80%
Net investment income as a % of average net assets           (0.79%)
Total return                                                (49.26%)

WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY
Units                                                     1,540,402
Unit Value, end of period                                 $1.349598
Net assets, end of period (thousands)                        $2,079
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.66%)
Total return                                               (27.21%)

WANGER INTERNATIONAL SMALL CAP
Units                                                    14,822,518
Unit Value, end of period                                 $1.455318
Net assets, end of period (thousands)                       $21,571
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (21.79%)

WANGER TWENTY
Units                                                     1,403,212
Unit Value, end of period                                 $1.625799
Net assets, end of period (thousands)                        $2,281
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.81%)
Total return                                                  8.22%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
WANGER U.S. SMALL CAP
Units                                                    26,940,784
Unit Value, end of period                                 $1.795730
Net assets, end of period (thousands)                       $48,378
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.74%)
Total return                                                 10.49%

(1) From inception April 11, 2001 to December 31, 2001
(2) From inception May 30, 2001 to December 31, 2001
(3) From inception October 30, 2001 to December 31, 2001
(4) From inception October 31, 2001 to December 31, 2001
(5) From inception November 7, 2001 to December 31, 2001
(6) From inception November 8, 2001 to December 31, 2001
(7) From inception November 20, 2001 to December 31, 2001
(8) Annualized

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                    SUBACCOUNT
                                            -------------------------------------------------------------------------
                                                                                                       PHOENIX-
                                               PHOENIX-                                                 ALLIANCE/
                                               ABERDEEN           PHOENIX-      PHOENIX-AIM MID-       BERNSTEIN
                                             INTERNATIONAL      ABERDEEN NEW       CAP EQUITY        GROWTH + VALUE
FLEX EDGE & FLEX EDGE SUCCESS                  SERIES            ASIA SERIES        SERIES(6)          SERIES(5)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period           24,207,169         3,451,977                -                   -
Participant deposits                              3,307,259           529,676             10,133               3,000
Participant transfers                            (1,807,827)         (347,929)             5,159              10,502
Participant withdrawals                          (2,607,710)         (322,105)              (217)               (116)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                 23,098,891         3,311,619             15,075              13,386
                                           ================  ================  ==================  =================

                                                                SUBACCOUNT
                                           ------------------------------------------------------
                                                                 PHOENIX-        PHOENIX-DUFF &
                                                PHOENIX-         DEUTSCHE        PHELPS REAL
                                           DEUTSCHE DOW 30      NASDAQ-100      ESTATE SECURITIES
FLEX EDGE & FLEX EDGE SUCCESS                   SERIES       INDEX(R) SERIES        SERIES
                                           ---------------- -----------------  ------------------
Units outstanding, beginning of period              518,019           864,652          3,295,651
Participant deposits                                686,907         1,479,708            557,063
Participant transfers                             1,770,560         1,777,040            729,108
Participant withdrawals                            (218,723)         (314,804)          (384,514)
                                           ----------------  ----------------  ------------------
Units outstanding, end of period                  2,756,763         3,806,596          4,197,308
                                           ================  ================  ==================

                                                                                                       PHOENIX-
                                                PHOENIX-                                               ALLIANCE/
                                                ABERDEEN          PHOENIX-      PHOENIX-AIM MID-       BERNSTEIN
                                             INTERNATIONAL      ABERDEEN NEW       CAP EQUITY        GROWTH + VALUE
JOINT EDGE                                       SERIES         ASIA SERIES         SERIES(6)          SERIES(5)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period            1,367,572           226,580                -                   -
Participant deposits                                279,525            57,697                -                   -
Participant transfers                               (55,239)           (9,360)               -                   296
Participant withdrawals                            (217,465)          (30,977)               -                    (3)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                  1,374,393           243,940                -                   293
                                           ================  ================  ==================  =================


                                                                 PHOENIX-        PHOENIX-DUFF &
                                               PHOENIX-          DEUTSCHE         PHELPS REAL
                                            DEUTSCHE DOW 30      NASDAQ-100     ESTATE SECURITIES
JOINT EDGE                                      SERIES        INDEX(R) SERIES       SERIES
                                           ----------------  ----------------  ------------------
Units outstanding, beginning of period               25,538            13,531            210,344
Participant deposits                                 23,795             9,727             38,986
Participant transfers                                21,671            57,607              8,414
Participant withdrawals                             (13,158)           (8,756)           (34,736)
                                           ----------------  ----------------  ------------------
Units outstanding, end of period                     57,846            72,109            223,008
                                           ================  ================  ==================

                                                PHOENIX-                            PHOENIX-           PHOENIX-
                                                ENGEMANN         PHOENIX        ENGEMANN SMALL      FEDERATED U.S.
                                             CAPITAL GROWTH   ENGEMANN NIFTY       & MID-CAP          GOVERNMENT
FLEX EDGE & FLEX EDGE SUCCESS                    SERIES        FIFTY SERIES      GROWTH SERIES        BOND SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period           59,553,010         7,622,561            395,010             224,529
Participant deposits                             10,432,963         2,746,961            332,282              49,009
Participant transfers                            (3,533,446)         (273,979)         1,186,851              58,388
Participant withdrawals                          (8,261,719)       (1,241,927)          (165,948)            (35,381)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                 58,190,808         8,853,616          1,748,195             296,545
                                           ================  ================  ==================  =================

                                                              PHOENIX-GOODWIN
                                            PHOENIX-GOODWIN     MULTI-SECTOR    PHOENIX-HOLLISTER
                                             MONEY MARKET      FIXED INCOME      VALUE EQUITY
FLEX EDGE & FLEX EDGE SUCCESS                   SERIES            SERIES            SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period           20,829,475         7,851,749          4,066,108
Participant deposits                             26,774,054         1,156,058          1,850,896
Participant transfers                           (13,414,538)          408,848          4,191,850
Participant withdrawals                          (5,890,510)         (971,989)          (727,862)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                 28,298,481         8,444,666          9,380,992
                                            ===============  ================  ==================

                                               PHOENIX-                              PHOENIX-           PHOENIX-
                                               ENGEMANN            PHOENIX-       ENGEMANN SMALL      FEDERATED U.S.
                                            CAPITAL GROWTH     ENGEMANN NIFTY        & MID-CAP         GOVERNMENT
JOINT EDGE                                      SERIES           FIFTY SERIES      GROWTH SERIES       BOND SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period            3,398,653           461,705             28,118                 261
Participant deposits                                944,978           252,163             27,666               1,150
Participant transfers                              (122,237)           29,054             19,890              33,441
Participant withdrawals                            (693,927)         (130,844)            (8,720)               (947)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                  3,527,467           612,078             66,954              33,905
                                           ================  ================  ==================  =================

                                                             PHOENIX-GOODWIN
                                            PHOENIX-GOODWIN    MULTI-SECTOR     PHOENIX-HOLLISTER
                                             MONEY MARKET      FIXED INCOME       VALUE EQUITY
JOINT EDGE                                      SERIES           SERIES             SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period              850,992           319,953            183,316
Participant deposits                                778,922            59,009            105,629
Participant transfers                              (373,884)           (7,063)           145,707
Participant withdrawals                            (165,244)          (65,044)           (76,503)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                  1,090,786           306,855            358,149
                                            ===============  ================  ==================

                                              PHOENIX-J.P.
                                            MORGAN RESEARCH    PHOENIX-JANUS     PHOENIX-JANUS
                                             ENHANCED INDEX     CORE EQUITY     FLEXIBLE INCOME     PHOENIX-JANUS
FLEX EDGE & FLEX EDGE SUCCESS                   SERIES             SERIES           SERIES          GROWTH SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period           19,937,249         1,261,590            305,654          11,644,575
Participant deposits                              3,934,028           634,232            237,017           4,136,794
Participant transfers                            (2,428,096)          746,497            669,000           1,147,668
Participant withdrawals                          (2,095,298)         (222,476)          (129,432)         (1,888,025)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                 19,347,883         2,419,843          1,082,239          15,041,012
                                           ================  ================  ==================  =================


                                             PHOENIX-MFS       PHOENIX-MFS
                                            INVESTORS GROWTH  INVESTORS TRUST      PHOENIX-MFS
FLEX EDGE & FLEX EDGE SUCCESS               STOCK SERIES(3)     SERIES(7)        VALUE SERIES(4)
                                            ---------------  -----------------  -----------------
Units outstanding, beginning of period                  -                 -                  -
Participant deposits                                 16,354               134             13,301
Participant transfers                                80,784             1,841             29,382
Participant withdrawals                                (585)              (36)              (394)
                                            ---------------  -----------------  -----------------
Units outstanding, end of period                     96,553             1,939             42,289
                                            ===============  =================  =================



                                              PHOENIX-J.P.
                                            MORGAN RESEARCH    PHOENIX-JANUS     PHOENIX-JANUS
                                             ENHANCED INDEX     CORE EQUITY     FLEXIBLE INCOME     PHOENIX-JANUS
JOINT EDGE                                      SERIES             SERIES           SERIES          GROWTH SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period              659,073            61,162             30,425             420,177
Participant deposits                                236,265            29,376              8,330             434,799
Participant transfers                               (37,272)           23,683             32,393              52,367
Participant withdrawals                            (157,914)          (16,538)            (3,499)           (162,735)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                    700,152            97,683             67,649             744,608
                                           ================  ================  ==================  =================


                                              PHOENIX-MFS       PHOENIX-MFS
                                            INVESTORS GROWTH  INVESTORS TRUST      PHOENIX-MFS
JOINT EDGE                                  STOCK SERIES(3)      SERIES(7)       VALUE SERIES(4)
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period                  -                 -                  -
Participant deposits                                    154               -                  114
Participant transfers                                 7,134               303
Participant withdrawals                                 (23)               (4)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                      7,265               299                114
                                            ===============  ================  ==================


                                                                                    PHOENIX-            PHOENIX-
                                            PHOENIX-MORGAN        PHOENIX-       OAKHURST GROWTH        OAKHURST
                                             STANLEY FOCUS        OAKHURST         AND INCOME           STRATEGIC
FLEX EDGE & FLEX EDGE SUCCESS                EQUITY SERIES    BALANCED SERIES        SERIES        ALLOCATION SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period              575,714        12,690,290          9,163,078          12,310,719
Participant deposits                                225,375         1,528,698          2,598,507           1,287,625
Participant transfers                               105,201           443,636          1,127,935             (53,950)
Participant withdrawals                             (97,226)       (1,908,013)        (1,690,219)         (1,467,183)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                    809,064        12,754,611         11,199,301          12,077,211
                                           ================  ================  ==================  =================

                                            PHOENIX-SANFORD   PHOENIX-SANFORD    PHOENIX-SANFORD
                                            BERNSTEIN GLOBAL   BERNSTEIN MID    BERNSTEIN SMALL-
FLEX EDGE & FLEX EDGE SUCCESS                VALUE SERIES    CAP VALUE SERIES   CAP VALUE SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period                8,447         2,601,035                400
Participant deposits                                 27,978         1,132,963            297,352
Participant transfers                               275,590         5,103,831          1,431,951
Participant withdrawals                              (8,704)         (546,685)           (65,607)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                    303,311         8,291,144          1,664,096
                                            ===============  ================  ==================

                                                                                    PHOENIX-            PHOENIX-
                                            PHOENIX-MORGAN        PHOENIX-       OAKHURST GROWTH        OAKHURST
                                             STANLEY FOCUS        OAKHURST         AND INCOME           STRATEGIC
JOINT EDGE                                   EQUITY SERIES    BALANCED SERIES        SERIES        ALLOCATION SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period               23,455           591,871            731,693             511,471
Participant deposits                                  5,505           111,801            208,608             108,175
Participant transfers                                11,145            19,819            126,508              (5,860)
Participant withdrawals                              (3,095)         (121,095)          (190,547)            (86,963)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                     37,010           602,396            876,262             526,823
                                           ================  ================  ==================  =================



                                            PHOENIX-SANFORD   PHOENIX-SANFORD   PHOENIX-SANFORD
                                            BERNSTEIN GLOBAL  BERNSTEIN MID-    BERNSTEIN SMALL-
JOINT EDGE                                    VALUE SERIES   CAP VALUE SERIES   CAP VALUE SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period                4,909           145,915                 60
Participant deposits                                  5,466            56,678              7,072
Participant transfers                                14,522            63,727             31,196
Participant withdrawals                              (1,824)          (34,909)            (1,873)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                     23,073           231,411             36,455
                                            ===============  ================  ==================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5--(CONTINUED)

                                                                          SUBACCOUNT
                                        -----------------------------------------------------------------------------------
                                        PHOENIX-SENECA   PHOENIX-SENECA  AIM V.I. CAPITAL                   ALGER AMERICAN
                                        MID-CAP GROWTH  STRATEGIC THEME    APPRECIATION    AIM V.I. VALUE  LEVERAGED ALLCAP
FLEX EDGE & FLEX EDGE SUCCESS               SERIES           SERIES           FUND(2)          FUND(1)         PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period       5,026,506       12,117,498               -               -           1,208,552
Participant deposits                         1,790,367        3,347,483            55,187         105,107         1,370,765
Participant transfers                        1,203,127         (87,503)           123,060         509,604         4,208,500
Participant withdrawals                      (788,567)      (1,578,442)           (5,974)        (15,404)         (530,116)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period             7,231,433       13,799,036           172,273         599,307         6,257,701
                                        ==============  ===============  ================  ==============  ================


                                                     SUBACCOUNT
                                         ------------------------------
                                         DEUTSCHE VIT    DEUTSCHE VIT
                                         EAFE(R) EQUITY EQUITY 500 INDEX
FLEX EDGE & FLEX EDGE SUCCESS             INDEX FUND        FUND(3)
                                         -------------  ---------------
Units outstanding, beginning of period       2,231,334              -
Participant deposits                           337,513           29,936
Participant transfers                         (41,266)           89,021
Participant withdrawals                      (200,549)          (2,045)
                                         -------------  ---------------
Units outstanding, end of period             2,327,032          116,912
                                         =============  ===============

                                        PHOENIX-SENECA   PHOENIX-SENECA  AIM V.I. CAPITAL                   ALGER AMERICAN
                                        MID-CAP GROWTH  STRATEGIC THEME    APPRECIATION    AIM V.I. VALUE  LEVERAGED ALLCAP
JOINT EDGE                                  SERIES           SERIES           FUND(2)          FUND(1)         PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period         325,823        1,002,205                 -               -            54,680
Participant deposits                           144,946          325,845             5,937             534            80,076
Participant transfers                           70,944         (17,397)            11,098          15,448            45,349
Participant withdrawals                      (106,659)        (203,760)             (421)               -          (22,481)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period               435,054        1,106,893            16,614          15,982           157,624
                                        ==============  ===============  ================  ==============  ================

                                         DEUTSCHE VIT    DEUTSCHE VIT
                                        EAFE(R) EQUITY  EQUITY 500 INDEX
JOINT EDGE                                INDEX FUND        FUND(3)
                                         -------------  ---------------
Units outstanding, beginning of period         168,356              -
Participant deposits                            16,614              388
Participant transfers                           20,261            5,348
Participant withdrawals                       (36,756)            (159)
                                         -------------  ---------------
Units outstanding, end of period               168,475            5,577
                                         =============  ===============

                                        FEDERATED FUND
                                           FOR U.S.      FEDERATED HIGH                      VIP GROWTH
                                          GOVERNMENT      INCOME BOND     VIP CONTRAFUND(R)   OPPORTUNITIES     VIP GROWTH
FLEX EDGE & FLEX EDGE SUCCESS            SECURITIES II      FUND II          PORTFOLIO        PORTFOLIO        PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period         367,622          489,366           506,738          98,242           701,904
Participant deposits                           385,734          262,923           491,310         192,508         1,203,288
Participant transfers                        3,093,108        1,463,282         1,296,702         283,752         2,459,423
Participant withdrawals                      (173,256)        (153,997)         (162,621)        (61,419)         (349,716)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period             3,673,208        2,061,574         2,132,129         513,083         4,014,899
                                        ==============  ===============  ================  ==============  ================

                                         MUTUAL SHARES  TEMPLETON ASSET
FLEX EDGE & FLEX EDGE SUCCESS             SECURITIES        STRATEGY
                                        --------------  ---------------
Units outstanding, beginning of period         649,161          450,859
Participant deposits                           420,721          167,681
Participant transfers                        1,547,418         (96,697)
Participant withdrawals                      (155,003)        (108,485)
                                         -------------  ---------------
Units outstanding, end of period             2,462,297          413,358
                                         =============  ===============

                                        FEDERATED FUND
                                           FOR U.S.      FEDERATED HIGH                      VIP GROWTH
                                          GOVERNMENT      INCOME BOND    VIP CONTRAFUND(R) OPPORTUNITIES      VIP GROWTH
JOINT EDGE                               SECURITIES II      FUND II          PORTFOLIO       PORTFOLIO         PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period          11,126          214,980            24,337           3,590            42,478
Participant deposits                            26,090           12,376            17,337           8,293            47,364
Participant transfers                          153,267           22,871            24,158           1,898           104,993
Participant withdrawals                        (9,676)         (43,564)           (6,926)         (2,624)          (19,686)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period               180,807          206,663            58,906          11,157           175,149
                                        ==============  ===============  ================  ==============  ================

                                        MUTUAL SHARES   TEMPLETON ASSET
JOINT EDGE                               SECURITIES        STRATEGY
                                        --------------  ---------------
Units outstanding, beginning of period           8,241           18,768
Participant deposits                            16,695           13,709
Participant transfers                           11,722          (8,676)
Participant withdrawals                        (4,565)          (6,722)
                                        --------------  ---------------
Units outstanding, end of period                32,093           17,079
                                        ==============  ===============

                                           TEMPLETON
                                          DEVELOPING       TEMPLETON         TEMPLETON
                                            MARKETS          GROWTH        INTERNATIONAL     TECHNOLOGY     WANGER FOREIGN
FLEX EDGE & FLEX EDGE SUCCESS             SECURITIES       SECURITIES       SECURITIES        PORTFOLIO          FORTY
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period       2,045,327          422,991         2,178,019       8,770,495         1,121,139
Participant deposits                           347,116          418,229         1,014,870       4,699,262           464,337
Participant transfers                      (1,277,197)          865,672         1,185,299       (111,302)           119,259
Participant withdrawals                      (114,888)        (140,638)         (316,988)     (1,500,176)         (229,873)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period             1,000,358        1,566,254         4,061,200      11,858,279         1,474,862
                                        ==============  ===============  ================  ==============  ================

                                            WANGER
                                        INTERNATIONAL                       WANGER U.S.
FLEX EDGE & FLEX EDGE SUCCESS             SMALL CAP      WANGER TWENTY       SMALL CAP
                                        --------------  ---------------  ----------------
Units outstanding, beginning of period      12,557,704          907,360        23,391,524
Participant deposits                         2,667,543          370,969         4,286,030
Participant transfers                          184,177          251,117           529,460
Participant withdrawals                    (1,585,346)        (159,204)       (2,973,335)
                                        --------------  ---------------  ----------------
Units outstanding, end of period            13,824,078        1,370,242        25,233,679
                                        ==============  ===============  ================

                                           TEMPLETON
                                          DEVELOPING       TEMPLETON         TEMPLETON
                                            MARKETS          GROWTH        INTERNATIONAL     TECHNOLOGY     WANGER FOREIGN
JOINT EDGE                                SECURITIES       SECURITIES       SECURITIES        PORTFOLIO          FORTY
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period          15,399           31,657           211,450         423,163            47,295
Participant deposits                            11,516           21,324            33,740         337,560            23,983
Participant transfers                            2,046           22,333            16,498          51,829             9,437
Participant withdrawals                        (8,115)         (13,457)          (44,273)       (161,242)          (15,175)
                                        --------------  ---------------  ----------------  --------------  ----------------
Units outstanding, end of period                20,846           61,857           217,415         651,310            65,540
                                        ==============  ===============  ================  ==============  ================

                                            WANGER
                                        INTERNATIONAL                       WANGER U.S.
JOINT EDGE                                SMALL CAP      WANGER TWENTY       SMALL CAP
                                        --------------  ---------------  ----------------
Units outstanding, beginning of period         925,332           41,085         1,612,687
Participant deposits                           245,027           10,030           393,183
Participant transfers                         (23,341)            1,317          (30,694)
Participant withdrawals                      (148,578)         (19,462)         (268,071)
                                        --------------  ---------------  ----------------
Units outstanding, end of period               998,440           32,970         1,707,105
                                        ==============  ===============  ================

     (1) From inception April 11, 2001 to December 31, 2001
     (2) From inception May 30, 2001 to December 31, 2001
     (3) From inception October 30, 2001 to December 31, 2001
     (4) From inception October 31, 2001 to December 31, 2001
     (5) From inception November 7, 2001 to December 31, 2001
     (6) From inception November 8, 2001 to December 31, 2001
     (7) From inception November 20, 2001 to December 31, 2001

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

   Policy provisions allow policyowners to borrow up to 90% of the policy value reduced by an amount equal to the surrender charge with interest of [4% due in policy years 1-10, 3% due in policy years 11-15, 2 1/2% in policy years 16 and thereafter for Flex Edge Success policies] and [8% due in policy years 1-10 and 7% in policy years 11 and thereafter for Flex Edge and Joint Edge policies] and payable on each policy anniversary. Individual Edge policy owners may borrow up to 90% of policy value reduced by any applicable surrender charge with an interest rate of 4% (6% in New York and New Jersey) during policy years 1-10 and 3% (5% in New York and New Jersey) during policy years 11-15 and 2.25% (4.25% in New York and New Jersey) during policy years 16 and thereafter. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, a part of Phoenix's general account as collateral for the outstanding loan. Transfers from the Account are included in participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for Flex Edge Success and Individaul Edge policies, and 6% for Joint Edge and Flex Edge policies. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $54,821,843, $43,358,944 and $36,655,692 during the years ended December 31, 2001, 2000 and 1999, respectively. Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a partial surrender charge equal to a pro rata portion of the surrender charge that would apply to a full surrender, is deducted from the policy value and paid to Phoenix. Such aggregated $4,929,907, $5,605,620 and $4,449,996 during the periods ended December 31, 2001, 2000 and 1999, respectively.

   PEPCO is the principal underwriter and distributor of the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

   Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the Policy is surrendered (or a partial withdrawal is taken or the Face Amount is reduced or the Policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums).

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% of the average daily net assets of the Account for mortality and expense risks assumed for Flex Edge and Joint Edge. For Flex Edge Success and Individual Edge policies, the Account is charged an annual rate of 0.80% for the first fifteen years and 0.25% thereafter.

NOTE 8--DISTRIBUTION OF NET INCOME

   The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each Subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the Subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--REORGANIZATION AND INITIAL PUBLIC OFFERING

   On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 10--REORGANIZATION AND INITIAL PUBLIC OFFERING (CONTINUED)

owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

NOTE 11--PROPOSED FUND CHANGES

   On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series Fund into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

Merging Series                               Surviving Series
--------------                               ----------------
Phoenix-Engemann Nifty Fifty Series          Phoenix-Engemann Capital Growth
                                                Series
Phoenix-Janus Core Equity Series             Phoenix-Janus Growth Series
Phoenix-Oakhurst Balanced Series             Phoenix-Oakhurst Strategic
                                                Allocation Series

   If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

   The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

   On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life And Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

NOTE 12--MANAGER OF MANAGERS

   The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix- MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Directors of Phoenix Life Insurance Company and
Participants of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Hartford, Connecticut
March 22, 2002

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

__________________________________

     PHOENIX LIFE INSURANCE COMPANY
     (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
     CONSOLIDATED FINANCIAL STATEMENTS
     DECEMBER 31, 2001 AND 2000

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE

Report of Independent Accountants ..........................................F-3

Consolidated Balance Sheets ................................................F-4

Consolidated Statements of Income ..........................................F-5

Consolidated Statements of Cash Flows.................................F-6 - F-7

Consolidated Statements of Changes in Stockholder's Equity
    and Comprehensive Income ...............................................F-8

Notes to Consolidated Financial Statements ..........................F-9 - F-45

PRICEWATERHOUSECOOPERS [Logo]


--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  100 Pearl Street
                                                  Hartford CT 06103-4508
                                                  Telephone  (860) 241 7000
                                                  Facsimile  (860) 241 7590





                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Phoenix Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, cash flows, and changes in stockholder's equity and comprehensive income present fairly, in all material respects, the financial position of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in the accompanying notes to consolidated financial statements, the Company changed its method of accounting for venture capital partnerships (Note
5), securitized financial instruments (Note 3), and derivative financial instruments (Note 3) in 2001.




[GRAPHIC OMITTED]


February 5, 2002

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                  AS OF DECEMBER 31,
                                                                        ---------------------------------------
                                                                             2000                  2001
                                                                        ------------------  -------------------
                                ASSETS                                      (IN MILLIONS, EXCEPT SHARE DATA)
Investments:
    Available-for-sale debt securities, at fair value................          $  5,949.0           $  9,599.2
    Held-to-maturity debt securities, at amortized cost..............             2,109.6                   --
    Equity securities, at fair value.................................               335.5                286.0
    Mortgage loans, at unpaid principal, net.........................               593.4                535.8
    Real estate, at lower of cost or fair value less costs to sell, net              77.9                 83.1
    Policy loans, at unpaid principal................................             2,105.2              2,172.2
    Venture capital partnerships.....................................               467.3                291.7
    Other invested assets............................................               235.7                281.2
    Short-term investments, at amortized cost........................                 3.8                  8.5
                                                                        ------------------  -------------------
       Total investments.............................................            11,877.4             13,257.7
Cash and cash equivalents............................................               720.0                547.9
Accrued investment income............................................               194.5                203.1
Deferred policy acquisition costs....................................             1,019.0              1,123.7
Premiums, accounts and notes receivable..............................               155.8                175.1
Reinsurance recoverables.............................................                16.6                 21.4
Property, equipment and leasehold improvements, net..................               122.2                102.2
Goodwill and other intangible assets, net............................               582.6                 22.6
Investments in unconsolidated affiliates.............................               173.2                330.6
Deferred income taxes, net...........................................                  --                 22.9
Net assets of discontinued operations (note 13)......................                25.5                 20.8
Other assets.........................................................                49.8                 32.7
Separate account assets and investment trusts........................             5,376.6              5,570.0
                                                                        ------------------  -------------------
    Total assets.....................................................          $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================
                       LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
------------
    Policy liabilities and accruals.................................           $ 11,372.6           $ 11,993.4
    Policyholder deposit funds......................................                678.4              1,368.2
    Long-term debt (note 10)........................................                425.1                175.0
    Deferred income taxes, net......................................                  9.4                   --
    Other liabilities...............................................                473.3                496.0
    Separate account liabilities and investment trusts..............              5,376.6              5,564.9
                                                                        ------------------  -------------------
         Total liabilities..........................................             18,335.4             19,597.5
                                                                        ------------------  -------------------
Commitments and contingencies (note 22).............................
Minority interest in net assets of consolidated subsidiaries........                136.9                  1.1
                                                                        ------------------  -------------------
Stockholder's equity:
---------------------
   Common stock ($1,000 par value, 10,000 shares authorized;
      0 and 10,000 shares issued and outstanding at December 31,
      2000 and 2001, respectively...................................                   --                 10.0
   Additional paid-in capital.......................................                   --              1,712.0
   Retained earnings................................................              1,820.7                 29.0
   Accumulated other comprehensive income...........................                 20.2                 81.1
                                                                        ------------------  -------------------
       Total stockholder's equity...................................              1,840.9              1,832.1
                                                                        ------------------  -------------------
       Total liabilities and stockholder's equity...................           $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                       1999              2000              2001
                                                                   --------------    --------------    --------------
Revenues:                                                                            (IN MILLIONS)
---------
Premiums.......................................................         $1,175.7         $ 1,147.4         $ 1,112.7
Insurance and investment product fees..........................            574.6             631.0             430.3
Net investment income..........................................            953.1           1,129.6             830.2
Net realized investment gains .................................             75.8              89.2             150.1
                                                                   --------------    --------------    --------------
        Total revenues.........................................          2,779.2           2,997.2           2,523.3
                                                                   --------------    --------------    --------------
Benefits and expenses:

       Policy benefits and increase in policy liabilities......          1,373.1           1,409.8           1,406.7
       Policyholder dividends..................................            360.5             378.0             400.1
       Amortization of deferred policy acquisition costs                   147.9             356.0             133.0
       Amortization of goodwill and other intangible assets                 40.1              36.9              24.7
       Interest expense........................................             34.0              32.7              20.0
       Demutualization expenses................................               --              21.8              25.9
       Other operating expenses................................            557.9             604.5             470.6
                                                                   --------------    --------------    --------------
            Total benefits and expenses........................          2,513.5           2,839.7           2,481.0
                                                                   --------------    --------------    --------------
Income from continuing operations before income taxes,
       minority interest and equity in earnings of and
       interest earned from investments in unconsolidated
       affiliates..............................................            265.7             157.5              42.3
Income tax expense (benefit)...................................             99.0              56.2             (19.8)
                                                                   --------------    --------------    --------------
Income from continuing operations before minority
       Interest, equity in earnings of and interest earned
       From investments in unconsolidated affiliates...........            166.7             101.3              62.1
Minority interest in net income of consolidated
       Subsidiaries............................................            (10.1)            (14.1)             (3.7)
Equity in earnings of and interest earned from
       Investments in unconsolidated affiliates................              5.5               7.6               8.1
                                                                   --------------    --------------    --------------
Income from continuing operations..............................            162.1              94.8              66.5
Discontinued operations (note 13):
----------------------------------
       Income from discontinued operations, net of income
            taxes..............................................             36.1               9.4                --
       Loss on disposal, net of income taxes...................           (109.0)            (20.9)               --
                                                                   --------------    --------------    --------------
Income before cumulative effect of accounting
       changes.................................................             89.2              83.3              66.5
                                                                   --------------    --------------    --------------
Cumulative effect of accounting changes for:
--------------------------------------------
       Venture capital partnerships, net of income taxes
          (note 5).............................................               --                --             (48.8)
       Securitized financial instruments, net of income
          taxes (note 3).......................................               --                --             (20.5)
       Derivative financial instruments, net of income taxes
          (note 3).............................................               --                --               3.9
                                                                   --------------    --------------    --------------
Net income ....................................................           $ 89.2            $ 83.3             $ 1.1
                                                                   ==============    ==============    ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------
                                                                            1999             2000            2001
                                                                        ------------     ------------    ------------
Cash flows from operating activities:                                                  (IN MILLIONS)
-------------------------------------
           Net income ........................................               $ 89.2          $  83.3          $  1.1
Adjustments to reconcile net income to net cash provided by operating activities:
       Net loss from discontinued operations..................                 72.9             11.5              --
       Net realized investment gains..........................                (75.8)           (89.2)         (150.1)
       Amortization and depreciation..........................                 72.0             56.8            43.2
       Investment income......................................               (138.2)          (297.7)           97.4
       Securitized financial instruments and derivatives......                   --               --            16.6
       Deferred income tax benefit............................                (13.9)           (37.0)          (60.4)
       Increase in receivables................................                (62.9)           (54.0)          (76.9)
       (Increase) decrease in deferred policy acquisition costs                 (.3)           183.2           (76.2)
       Increase in policy liabilities and accruals............                321.2            472.8           469.0
       Change in other assets/other liabilities, net..........                 53.8             45.4           145.3
                                                                        ------------     ------------    ------------
       Net cash provided by continuing operations.............                318.0            375.1           409.0
       Net cash used for discontinued operations..............                (76.7)          (264.6)          (75.1)
                                                                        ------------     ------------    ------------
       Net cash provided by operating activities..............                241.3            110.5           333.9
                                                                        ------------     ------------    ------------
Cash flows from investing activities:
-------------------------------------
       Proceeds from the sale of debt securities:
           Available-for-sale.................................              1,192.2            912.1         1,202.0
           Held-to-maturity...................................                 18.0              9.8            17.5
       Proceeds from the maturity of debt securities:
           Available-for-sale.................................                 49.7             38.7            96.7
           Held-to-maturity...................................                  6.5             25.9            35.5
       Proceeds from the repayment of debt securities:
           Available-for-sale.................................                461.0            286.1           534.0
           Held-to-maturity...................................                162.2            173.8           158.5
       Proceeds from sale of equity securities................                163.5            515.4           114.6
       Proceeds from the maturity of mortgage loans...........                 18.9             17.3            16.4
       Proceeds from the repayment of mortgage loans..........                106.0            110.3            42.3
       Proceeds from distributions of venture capital partnerships             26.7             37.9            30.7
       Proceeds from sale of real estate and other invested assets             38.0             26.6            36.8
       Proceeds from sale of property and equipment...........                   --             20.6              --
       Proceeds from sale of subsidiaries and affiliates......                 46.4             14.1           659.8
       Purchase of available-for-sale debt securities.........             (1,672.6)        (1,418.4)       (3,132.7)
       Purchase of held-to-maturity debt securities...........               (395.5)          (356.0)         (393.8)
       Purchase of equity securities..........................               (162.4)          (130.5)          (72.8)
       Purchase of subsidiaries...............................               (187.6)           (59.3)          (10.0)
       Purchase of mortgage loans.............................                (25.3)            (1.0)             --
       Purchase of investments in unconsolidated affiliates and
            other invested assets.............................               (103.4)           (46.5)         (104.2)
       Purchase of minority interest in subsidiary............                   --               --          (358.1)
       Purchase of interests in venture capital partnerships..               (108.5)           (95.1)          (47.0)
       Change in short-term investments, net..................                  (.6)              .5            (4.8)
       Increase in policy loans...............................                (34.3)           (62.7)          (67.0)
       Capital expenditures...................................                (20.5)           (21.5)          (13.7)
       Other investing activities, net........................                  1.7               --              --
                                                                        ------------     ------------    ------------
Net cash used for continuing operations.......................               (419.9)            (1.9)       (1,259.3)
Net cash provided by discontinued operations..................                105.6            259.5            77.5
                                                                        ------------     ------------    ------------
Net cash (used for) provided by investing activities..........             $ (314.3)         $ 257.6       $(1,181.8)
                                                                        ------------     ------------    ------------

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------
                                                                        1999              2000               2001
                                                                    --------------    --------------     -------------
Cash flows from financing activities:                                                 (IN MILLIONS)
-------------------------------------

       Net deposits of policyholder deposit funds,
           net of interest credited...............................         $  6.5           $ 140.2           $ 689.8
       Proceeds (repayments) from securities sold subject to
           repurchase agreements..................................           28.4             (28.4)               --
       Issuance of common stock...................................             --                --              10.0
       Capital contributions from parent..........................             --                --              78.6
       Dividends paid to parent ..................................             --                --            (132.3)
       Proceeds from borrowings...................................          175.1              50.0             180.0
       Repayment of borrowings....................................         (125.0)           (124.0)           (125.1)
       Distributions to minority stockholders.....................           (4.2)             (5.8)             (5.8)
       Debenture principal payments...............................             --                --             (19.4)
       Other financing activities, net............................            (.4)              3.2                --
                                                                    --------------    --------------     -------------
       Net cash  provided by financing activities.................           80.4              35.2             675.8
                                                                    --------------    --------------     -------------
       Net change in cash and cash equivalents....................            7.4             403.3            (172.1)
       Cash and cash equivalents, beginning of year...............          309.3             316.7             720.0
                                                                    --------------    --------------     -------------
       Cash and cash equivalents, end of year.....................         $316.7           $ 720.0            $547.9
                                                                    ==============    ==============     =============
Supplemental cash flow information:
-----------------------------------
       Income taxes paid (received), net..........................         $106.4           $ 135.8           $ (47.0)
       Interest paid on indebtedness..............................         $ 34.8           $  34.1           $  23.8









The accompanying notes are an integral part of these consolidated financial statements.


                                                                      RETAINED        ACCUMULATED
                                                    ADDITIONAL        EARNINGS           OTHER             TOTAL
                                        COMMON        PAID-IN       (ACCUMULATED     COMPREHENSIVE     STOCKHOLDER'S
                                        STOCK         CAPITAL          DEFICIT)      INCOME (LOSS)        EQUITY
                                      -----------  --------------  ---------------  ----------------   --------------
(IN MILLIONS)
Balance at January 1, 1999            $      --      $     --          $ 1,642.3        $     94.3       $  1,736.6
--------------------------
Net income...........................                                       89.2                               89.2
Other comprehensive loss, net of
   income taxes:
      Unrealized loss on securities..                                                        (66.8)           (66.8)
      Reclassification adjustment for
        net realized gains included in
        net income                                                                            (1.5)            (1.5)
      Minimum pension liability
      adjustment                                                                              (1.5)            (1.5)
                                                                                                       --------------
   Total other comprehensive loss....                                                                         (69.8)
Comprehensive income.................                                                                          19.4
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 1999......... $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
----------------------------
                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2000            $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
--------------------------
Comprehensive income:
   Net income........................                                       83.3                               83.3
   Other comprehensive income, net of
      income taxes:
      Unrealized gains on securities.                                                         53.0             53.0
      Reclassification adjustment for
        net
        Realized gains included in                                                           (58.9)           (58.9)
           net income
      Minimum pension liability                                                                1.6              1.6
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          (4.3)
Comprehensive income.................                                                                          79.0
Other equity adjustments.............                                        5.9                                5.9
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2000......... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
----------------------------

                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2001........... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
--------------------------
Demutualization transaction..........      10.0        1,712.0          (1,765.7)                             (43.7)
Equity adjustment for policyholder
   dividend obligation...............                                      (30.3)                             (30.3)
Other equity adjustments.............                                        3.2                                3.2
Comprehensive income:
   Net income........................                                        1.1                                1.1
   Other comprehensive income, net of
      income taxes:
      Unrealized gain on security
        transfer from held-to-maturity
        to available-for-sale........                                                         83.9             83.9
      Unrealized loss on securities..                                                          (.9)             (.9)
      Unrealized gains on derivatives                                                          3.9              3.9
      Equity adjustment for policyholder
        dividend obligation.........                                                          (8.8)            (8.8)
      Reclassification adjustment for
        net realized gains included in                                                       (10.0)           (10.0)
        net income
      Cumulative effect of accounting
        change for derivatives.......                                                          1.1              1.1
      Minimum pension liability                                                               (8.3)            (8.3)
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          60.9
Comprehensive income.................                                                                          62.0
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2001.........   $  10.0      $ 1,712.0         $    29.0        $     81.1       $  1,832.1
----------------------------
                                      ===========  ==============  ===============  ================   ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       DESCRIPTION OF BUSINESS

Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). See note 2--"Reorganization and Initial Public Offering."

2.       REORGANIZATION AND INITIAL PUBLIC OFFERING

On December 18, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly-owned subsidiary of Phoenix. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. Accordingly, Phoenix's retained earnings immediately following the demutualization and the closing of the Initial Public Offering ("IPO") on June 25, 2001 (net of the cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital. In addition, Phoenix Life established a closed block for the benefit of holders of certain individual life insurance policies of Phoenix Life. The purpose of the closed block is to protect, after demutualization, the policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 14 --"Closed Block."

On June 25, 2001, Phoenix closed its IPO in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO of $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriter's discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation and basis of presentation

The consolidated financial statements include the accounts of Phoenix Life. Less than majority-owned entities, in which Phoenix Life has significant influence over operating and financial policies and generally at least a 20% ownership interest, are reported on the equity method of accounting.

In January of 2001, Phoenix Life purchased the minority interest in PXP See Note 4--"Significant Transactions." This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold PXP and certain other subsidiaries to Phoenix. See Note 9--"Related Party Transactions." Consequently, Phoenix Life's 1999 and 2000 consolidated results include 60% of PXP's results and 100% of certain other subsidiaries, while Phoenix Life's 2001 results include 100% of the results of PXP and certain other subsidiaries through June 25, 2001.

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

Valuation of investments

Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix Life classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds, preferred stocks and private placement bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

In 2001, management decided, as part of Phoenix Life's conversion to a public company, that held-to-maturity debt securities should be reclassified to available-for-sale debt securities. See note 5 - "Investments."

For mortgage-backed and asset-backed investments in the debt security portfolio, Phoenix Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in the estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix Life will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral-dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

Real estate, all of which is held for sale, is carried at the lower of cost or fair value less costs to sell. Fair value for real estate is determined by taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization, including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

Venture capital partnerships are recorded in accordance with the equity method of accounting. Phoenix Life records its share of the net equity in earnings of the venture capital partnerships in accordance with Accounting Principle Board Opinion No. 18, using the most recent financial information received from the partnerships. Historically, this information had been provided to Phoenix Life on a one-quarter lag. In the first quarter of 2001, Phoenix Life changed its method of applying the equity method of accounting to eliminate such quarterly lag. See note 5 - "Investments."

Other invested assets primarily include leveraged lease investments, derivatives and other partnership and joint venture interests. Leverage lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which Phoenix Life does not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. Derivatives are valued in accordance with Statement of Financial Accounting Standards ("SFAS") No. 133. See recent accounting pronouncements within note 3.

Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

Realized investment gains and losses, other than those related to separate accounts for which Phoenix Life does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

In the normal course of business, Phoenix Life enters into transactions involving various types of financial instruments including debt investments such as debt securities, equity securities, and off-balance sheet commitments, primarily, related to venture capital partnerships. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In conjunction with the 1997 acquisition of the Confederation Life business, Phoenix recognized an asset for the present value of future profits ("PVFP") representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs ("DAC").

The method used to amortize DAC and PVFP depends on how the policy was classified. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits.

The amortization process requires the use of various assumptions, estimates and judgements about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on Phoenix's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

Internal replacements are defined as an exchange of an existing Phoenix Life insurance or annuity policy for a different Phoenix Life insurance or annuity policy. The DAC balance associated with the replaced policy is treated in the same manner as policies that are surrendered. In the case of policies that are surrendered, in which owners cancel existing life or annuity contracts, the amortization of DAC is adjusted to reflect these surrenders.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Goodwill and other intangible assets

In 1999 and 2000, goodwill is amortized on a straight-line basis over periods ranging from ten to forty years, corresponding with the benefits expected to be derived from the related business acquisitions. The weighted-average life of goodwill is approximately thirty-eight years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using a straight-line basis. The average estimated useful life of the other intangible assets ranges from five to sixteen years for investment management contracts and three to seven years for employee contracts. The weighted-average life of other intangible assets is approximately thirteen years. Goodwill and other intangible assets' carrying values are periodically evaluated in accordance with SFAS No. 121, Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of, by comparing estimates of future undiscounted cash flows to the carrying values of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting Phoenix Life's business. See SFAS No. 142 under "Recent accounting pronouncements" in note 3 for change in accounting policy effective January 1, 2002.

In 2001, remaining goodwill was amortized on a straight-line basis over a ten year period.

Investments in unconsolidated affiliates

Investments in unconsolidated affiliates represents investments in operating entities in which Phoenix Life owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix Life owns less than 20% if Phoenix Life exercises significant influence over the operating and financial policies of the company. Phoenix Life uses the equity method of accounting for its investments in the common stock of these entities. Investments in unconsolidated affiliates also includes, where applicable, Phoenix Life's investments in senior securities of these entities.

Separate account assets and liabilities and investment trusts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix Life. The assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Investment trusts are assets held for the benefit of institutional clients who have investments in structured finance products offered by PXP. Structured finance products include collateralized debt and bond obligations backed by portfolios of public high yield bonds, emerging market bonds, commercial mortgage-backed and asset-backed securities and bank loans. Investment trusts, for which PXP is the sponsor and actively manages the assets, and for which there is not a substantive amount of outside third party equity investment in the trust, are consolidated in the financial statements. Phoenix Life's financial exposure is limited to its share of equity and bond investments in these vehicles and there is no financial guarantees from, or recourse to, Phoenix Life for these investment trusts. Asset valuation changes are directly offset by changes in the corresponding liabilities. Fees are recorded when management services provided to the trusts are earned and are included in revenues.

Policy liabilities and accruals

Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00% in 2001. Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 4.00% to 7.15% in 2001, less administrative and mortality charges.

Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.1% to 12.3%, less administrative charges.

Premium and fee revenue and related expenses

Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

Investment management fees

Investment management fees included in insurance and investment product fees in the accompanying Consolidated Statements of Income are recorded as income pro-rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment.

Reinsurance

Phoenix Life uses reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix Life. The amount of policyholder dividends to be paid is determined annually by Phoenix Life's Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix Life's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix Life establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix Life also establishes a liability for termination dividends. See note 14 --"Closed Block" for information on the policyholder dividend obligation.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Income taxes

Phoenix and its eligible affiliated companies have elected to file a life/non-life consolidated federal income tax return for 2001. For 2000 and prior years, Phoenix Life was the parent company of the group of eligible affiliated companies that had elected to file life/non-life consolidated federal income tax returns. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life income tax losses that can be applied to offset life insurance company taxable income.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs, investment impairment reserves, reserves for post-retirement benefits and unrealized gains or losses on investments.

Employee benefit plans

Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. Phoenix Life incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for Phoenix Life's participation in the plans. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to Phoenix Life have been allocated.

Recent accounting pronouncements

Securitized Financial Instruments. Effective April 1, 2001, Phoenix Life adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. Upon adoption of EITF 99-20, Phoenix recorded a $20.5 million charge in net income as a cumulative effect of accounting change, net of income taxes.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Derivative Financial Instruments. Effective January 1, 2001, Phoenix Life adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

Phoenix Life maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. Phoenix Life's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. Derivative instruments that are used as part of Phoenix Life's interest rate risk-management strategy include interest rate swap agreements, interest rate caps, interest rate floors, interest rate swaptions and foreign currency swap agreements. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life enters into derivative contracts only with a number of highly rated financial institutions.

Phoenix Life enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix Life does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix Life exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

Phoenix Life enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix Life does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix Life the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix Life would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix Life pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

Phoenix Life enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix Life agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements are recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life only enters into derivative contracts with highly rated financial institutions.

On January 1, 2001, in accordance with the transition provisions of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $1.3 million
(gain) in earnings to recognize at fair value all derivatives that are designated as fair-value hedging instruments. Phoenix Life also recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. Phoenix Life also recorded a net-of-tax cumulative effect adjustment of $1.1 million in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments.

For derivative instruments that were not designated as hedges, upon implementation of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $3.9 million in earnings to recognize these instruments at fair value. Gains and losses on derivatives that were previously deferred as adjustments to the

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

carrying amount of hedged items were not included in the cumulative effect adjustment. There were no gains or losses on derivative instruments that were reported independently as deferred assets or liabilities that required de-recognition from the balance sheet.

Phoenix Life recognized an after-tax gain of $0.9 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate swaps which have been designated as cash flow hedges, using the shortcut method, assuming no ineffectiveness. These interest rate swaps hedge floating-rate exposure on asset cash flows that back insurance liabilities by swapping floating rate bonds to fixed. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as cash flow hedges, and for which the critical terms of the hedging instrument and the assets match, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Phoenix Life expects that there will be no ineffectiveness to recognize in earnings during the term of the hedges, and Phoenix Life does not expect to reclassify into earnings amounts reported in accumulated other comprehensive income over the next twelve months.

Phoenix Life also recognized an after-tax gain of $3.0 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. As of December 31, 2001, $0.3 million of the deferred net after-tax gains on these derivative instruments is expected to be reclassified into earnings over the next twelve months. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

Phoenix Life also recognized an after-tax loss of $0.4 million for the year ended December 31, 2001 (reported as net investment income in the Consolidated Statements of Income), which represented the change in fair value of derivative instruments which were not designated as hedges upon implementation of SFAS 133. These instruments primarily include: interest rate floors which hedge spread deficiency risk between assets and deferred annuity product liabilities; interest rate caps which hedge disintermediation risk associated with universal life insurance liabilities; and interest rate swaps which were hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities for which offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased. For changes in fair value of derivatives that are not designated and did not qualify as highly effective hedges upon implementation of SFAS 133, Phoenix Life recognizes the entire change in fair value of the derivatives in current-period earnings. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.9 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination prior to maturity of interest rate swaps which were not designated as hedges upon implementation of SFAS 133.

Phoenix Life also holds foreign currency swaps as hedges against available-for-sale securities that back U.S. dollar denominated liabilities. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as fair value hedges, Phoenix Life recognizes the change in fair value of the derivative, along with the change in value of the hedged asset or liability attributable to the hedged risk, in current-period earnings. Phoenix Life recognized an after-tax gain of $0.8 million for the year ended December 31, 2001.

In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

Accounting for Demutualizations. Effective June 30, 2001, Phoenix Life adopted Statement of Position No. 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts ("SOP 00-3"). The provisions of SOP 00-3 provide guidance on accounting by insurance enterprises for demutualizations and the formation of mutual holding companies, including the emergence of earnings from and the financial statement presentation of the closed block established in connection with the demutualization. SOP 00-3 specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block.

Pursuant to the adoption of SOP 00-3, Phoenix Life recorded a charge of $30.3 million to equity in the second quarter of 2001 representing the establishment of the policyholder dividend obligation along with the corresponding impact on deferred policy acquisition costs and deferred income taxes. See note 14 --"Closed Block" for additional information.

Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. Phoenix Life recognized $7.1 million in goodwill amortization during 2001. As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions". Goodwill amortization will not be recognized after 2001 in accordance with SFAS 142. In addition, goodwill recorded as a result of business combinations completed during the six-month period ended December 31, 2001 will not be amortized.

The provisions of SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in transition, this step must be measured as of the beginning of the fiscal year. However, a company has six months from the date of adoption to complete the first step. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be completed by the end of a company's fiscal year. Intangible assets deemed to have an indefinite life would be tested for impairment using a one-step process, which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. Phoenix Life has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have a material impairment charge in 2002.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets. In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), effective January 1, 2002. Under SFAS 144, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less costs to sell.

Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Phoenix Life is currently reviewing the provisions of SFAS 144 and assessing the impact of adoption.

4.       SIGNIFICANT TRANSACTIONS

Purchase of Phoenix Investment Partners, Ltd. minority interest

On September 10, 2000, Phoenix Life, one of its subsidiaries and PXP entered into an agreement and plan of merger pursuant to which such subsidiary agreed to purchase the outstanding common stock shares of PXP owned by third parties for a price of $15.75 per share. In connection with this merger, Phoenix Life's subsidiary paid, from available cash and short-term investments, $339.3 million to those third parties on January 11, 2001. As a result, PXP became an indirect wholly-owned subsidiary of Phoenix Life and PXP's shares of common stock were de-listed from the New York Stock Exchange. In addition, PXP accrued compensation expenses of $57.0 million to cash out stock options, $5.5 million of related compensation costs, $5.2 million in retention costs and $3.9 million in transaction costs at March 31, 2001.

After the merger, some third party holders of PXP's convertible subordinated debentures converted their debentures and PXP redeemed all remaining outstanding debentures held by third parties by the end of March 2001. PXP made cash payments totaling $38.2 million in connection with these conversions and redemptions from funds borrowed from its then existing credit facility.

The excess of purchase price over the minority interest in the net assets of PXP totaled $224.1 million. Of this excess purchase price, $179.1 million has been allocated to investment management contracts, which are being amortized over their estimated useful lives using the straight-line method. The weighted-average useful life of the investment management contracts is 13.4 years. The remaining excess purchase price, net of deferred taxes, of $118.4 million has been classified as goodwill and is being amortized over 40 years using the straight-line method. Related amortization of goodwill and investment management contracts of $2.9 million and $13.9 million, respectively, has been expensed for the year ended December 31, 2001.

The following table summarizes the calculation and allocation of the purchase price (in millions).

                    Purchase price:
                    --------------
                    Purchase price for 21.5 million outstanding shares at $15.75/share............     $  339.3
                    Premium paid related to third party convertible debt redemption/conversion....         18.8
                    Transaction related costs.....................................................          3.2
                                                                                                       --------
                         Total purchase price.....................................................     $  361.3
                                                                                                       ========
                    Purchase price allocation:
                    -------------------------
                    Fair value of acquired net assets.............................................     $  137.2
                    Investment management contracts...............................................        179.1
                    Deferred taxes................................................................        (73.4)
                    Goodwill......................................................................        118.4
                                                                                                       --------
                         Total purchase price allocation..........................................     $  361.3
                                                                                                       ========

Prior to this transaction, PXP had a $1.2 million liability related to options held by certain employees. As a result of this transaction, all outstanding options were settled and, consistent with previous accounting treatment, the remaining liability was reversed and recorded as an adjustment to equity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Additionally, prior to the transaction, PXP had outstanding restricted stock which had been issued to certain employees pursuant to PXP's Restricted Stock Plan. For book purposes, the fair market value of the restricted stock at the date of the grant was recorded as unearned compensation, a separate component of stockholders' equity, and amortized over the restriction period. For tax purposes, PXP could deduct compensation expense equal to the fair market value of the stock on the date the restrictions lapse. The tax benefit of the deduction in excess of the compensation expense was recorded as an adjustment to additional paid-in capital. At the time of this transaction, all restrictions lapsed and PXP recorded a $2.0 million tax receivable for the deduction and a corresponding adjustment to equity.

Master credit facility

In June 2001, Phoenix, Phoenix Life, and PXP entered into a $375 million unsecured revolving credit facility that matures on June 10, 2005. Phoenix Life's and PXP's existing credit agreements were terminated at that time. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum risk based capital ratio, and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. See note 10 - "Long-Term Debt" for additional information on credit facilities.

Early retirement program

On January 29, 2001, Phoenix offered a special retirement program under which qualified participants will receive enhanced retirement benefits by the addition of five years to age and pension plan service under the Employee Pension Plan. Employees of Phoenix Life and PXP who decided to participate will retire by May 31, 2002. Of the 318 participants eligible, 182 accepted the special retirement incentive program. As a result of this program, Phoenix Life was allocated an additional pension expense for the year ended December 31, 2001.

Aberdeen Asset Management PLC

On February 18, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 15,050,000 shares of the common stock of Aberdeen Asset Management PLC ("Aberdeen"), a Scottish asset management firm, for $29.4 million. PM Holdings owned 31,600,000 shares and 38,100,000 share as of December 31, 2000 and 2001, respectively.

On April 15, 1996, Phoenix Life purchased 7% convertible subordinated notes issued by Aberdeen for $37.5 million. The notes, which mature on March 29, 2003, are convertible into 17,441,860 shares of Aberdeen common stock.

In May 2001, Phoenix Life purchased additional shares of common stock of Aberdeen for a cash purchase price of $46.8 million, bringing its ownership to approximately 22.0% (26.95% when the convertible subordinated note is included) of the common stock of Aberdeen at December 31, 2001. The investment in Aberdeen common stock is reported on the equity method. The notes and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets.

The investment in Aberdeen's convertible note at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in the note was reported at amortized cost. Aberdeen's convertible note was included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $63.7 million. See note 5-- "Investments."

The fair value of Phoenix Life's investments in Aberdeen, based on the closing market price, was $455.8 million and $322.3 million as of December 31, 2000 and 2001, respectively.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Dividend scale

In November 2000, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2001. In October 1999, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

Emprendimiento Compartido, S.A. ("EMCO")

At January 1, 1999, PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in this Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five-year covenant not-to-compete.

In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings' ownership interest from 35% to 100% of the then outstanding stock.

On November 12, 1999, PM Holdings sold 11.5 million shares (a 50% interest) of EMCO common stock for $40.0 million, generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest-bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million, which is being amortized over five years, and goodwill of $12.0 million, which is being amortized over ten years.

PFG Holdings, Inc.

On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock, which is convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix Life has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value equal to 80% of the appraised value of the common stock at that time. As of December 31, 2001, this option had not been executed. Since Phoenix Life holds voting control, the entity has been consolidated and a minority interest has been established for outside stockholders' interests. The transaction resulted in goodwill of $3.8 million, which is being amortized on a straight-line basis over forty years.

AGL Life Assurance Company, an operating subsidiary of PFG Holdings, must maintain at least $10.0 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing of $11.0 million at the purchase date to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PM Holdings provided additional financing to PFG Holdings in 2001 in the form of a convertible subordinated note. The interest rate on the note is 8%, and the note will mature on November 1, 2006. The note allows for up to $8 million in financing and is convertible into common stock at any time at a variable conversion price.

Property and casualty distribution operations

On May 3, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company ("HRH") for $48.1 million including $10.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in 5.25% convertible subordinated debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also has contractual rights to designate two nominees for election to HRH's Board of Directors. As of December 31, 2001, two Phoenix designees were serving as HRH directors. The pre-tax gain realized on the sale was $40.1 million.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The convertible debentures mature on May 3, 2014 and are callable by HRH on or after May 3, 2009. The debentures are convertible into 1,406,593 shares of HRH common stock.

The investment in HRH debentures at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in HRH was reported at amortized cost. HRH debentures were included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $46.8 million. See note 5 - "Investments."

The investment in HRH common stock is reported on the equity method. The debentures and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets. As of December 31, 2001, Phoenix Life owns 6.4% of the outstanding HRH common stock, 14.8% on a diluted basis.

The fair value of Phoenix Life's investments in HRH, based on the closing market price, was $90.6 million and $78.8 million as of December 31, 2000 and 2001, respectively.

Discontinued operations

During 1999, Phoenix Life discontinued its reinsurance operations, real estate management operations and group life & health operations. Disclosures concerning the financial effect of these transactions are contained in note 13-- "Discontinued Operations."

5.       INVESTMENTS

Information pertaining to Phoenix Life's investments, net investment income and realized and unrealized investment gains and losses follows:

Debt and equity securities

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2001 were as follows:

                                                                           GROSS             GROSS
                                                        AMORTIZED       UNREALIZED        UNREALIZED          FAIR
                                                          COST             GAINS            LOSSES           VALUE
                                                       ------------     ------------      ------------     -----------
Debt securities                                                                (IN MILLIONS)
---------------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds..............         $ 256.0          $  13.3           $ (0.1)         $ 269.2
    State and political subdivision bonds.........           508.6             24.7             (1.7)           531.6
    Foreign government bonds......................           293.7             34.1             (1.1)           326.7
    Corporate securities..........................         4,316.6            145.5           (103.7)         4,358.4
    Mortgage-backed and asset-backed
    securities....................................         4,125.0            107.4            (84.3)         4,148.1
                                                       ------------     ------------      ------------     -----------
        Total available-for-sale securities.......         9,499.9            325.0           (190.9)         9,634.0
     Less: available-for-sale securities of
               discontinued operations............            34.8               --                --            34.8
                                                       ------------     ------------      ------------     -----------
     Total available-for-sale debt securities of
      continuing operations.......................       $ 9,465.1          $ 325.0         $ (190.9)       $ 9,599.2
                                                       ============     ============      ============     ===========

Equity securities.................................         $ 275.7          $  52.4          $ (40.6)         $ 287.5
-----------------
      Less: equity securities of discontinued
                operations........................             1.5               --                --             1.5
                                                       ------------     ------------      ------------    ------------
         Total equity securities of continuing
          operations..............................         $ 274.2          $  52.4          $ (40.6)         $ 286.0
                                                       ============     ============      ============     ===========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2000 were as follows:


                                                                          GROSS            GROSS
                                                         AMORTIZED      UNREALIZED        UNREALIZED
                                                            COST          GAINS            LOSSES       FAIR VALUE
                                                         -----------    -----------      -----------    -----------
Debt securities                                                                (IN MILLIONS)
---------------
HELD-TO-MATURITY:
    State and political subdivision bonds............      $    30.6      $      .3         $   (.9)     $     30.0
    Foreign government bonds.........................            2.4             --             (.7)            1.7
    Corporate securities.............................        1,781.2           48.0           (39.0)        1,790.2
    Mortgage-backed and asset-backed securities......          295.4           15.4            (3.8)          307.0
                                                         -----------    -----------      -----------    -----------
         Total held-to-maturity securities...........        2,109.6           63.7           (44.4)        2,128.9
                                                         -----------    -----------      -----------    -----------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds.................          262.5           13.8             (.3)          276.0
    State and political subdivision bonds............          459.9           16.9            (1.9)          474.9
    Foreign government bonds.........................          246.0           26.7            (5.8)          266.9
    Corporate securities.............................        2,222.1           37.7           (83.1)        2,176.7
    Mortgage-backed and asset-backed securities......        2,830.5           63.5           (25.2)        2,868.8
                                                         -----------    -----------      -----------    -----------
         Total available-for-sale securities.........        6,021.0          158.6          (116.3)        6,063.3
  Less: available-for-sale securities of
     discontinued operations.........................          114.3             --               --          114.3
                                                         -----------    -----------      -----------    -----------
     Total available-for-sale securities of
       continuing operations.........................        5,906.7          158.6          (116.3)        5,949.0
                                                         -----------    -----------      -----------    -----------
     Total debt securities of continuing operations..      $ 8,016.3      $   222.3         $(160.7)     $  8,077.9
                                                         ===========    ===========      ===========    ===========
                                                         ===========    ===========      ===========    ===========
Equity securities....................................      $   297.3      $    77.9         $ (39.7)     $    335.5
-----------------                                        ===========    ===========      ===========    ===========

The sale of debt securities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $3.9 million and $9.1 million, for the years ended December 31, 1999, 2000 and 2001, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized (losses) gains were $(0.2) million, $(3.9) million and $1.5 million in 1999, 2000 and 2001, respectively.

The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life may have the right to put or sell the obligations back to the issuers.

                                                                                   AVAILABLE-FOR-SALE
                                                                              ------------------------------
                                                                                AMORTIZED           FAIR
                                                                                  COST             VALUE
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Due in one year or less........................................         $   121.2        $   121.9
         Due after one year through five years..........................           1,276.7          1,260.0
         Due after five years through ten years.........................           1,772.9          1,820.3
         Due after ten years............................................           2,204.1          2,283.7
         Mortgage-backed and asset-backed securities....................           4,125.0          4,148.1
                                                                              -------------     ------------
              Total.....................................................           9,499.9          9,634.0
         Less: securities of discontinued operations....................              34.8             34.8
                                                                              -------------     ------------
              Total securities of continuing operations.................         $ 9,465.1        $ 9,599.2
                                                                              =============     ============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                      DECEMBER 31,

                                                                              ------------------------------
                                                                                  2000             2001
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Planned amortization class.........................................     $   117.4        $   133.9
         Asset-backed.......................................................       1,082.3          1,607.9
         Mezzanine..........................................................         166.5            359.1
         Commercial.........................................................         796.5            633.6
         Sequential pay.....................................................         937.7          1,268.7
         Pass through.......................................................          59.3             75.5
         Other..............................................................           4.5             69.4
                                                                              -------------     ------------
         Total mortgage-backed and asset-backed securities                       $ 3,164.2        $ 4,148.1
                                                                              =============     ============

Mortgage loans and real estate

Phoenix Life's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                                 MORTGAGE LOANS               REAL ESTATE
                                                                  DECEMBER 31,                DECEMBER 31,
                                                            -------------------------    -----------------------
                                                               2000          2001           2000          2001
                                                            -----------    ----------    ----------   ----------
                    Property type:                                             (IN MILLIONS)
                    Office buildings..................         $ 171.3       $ 155.4        $ 34.4       $ 25.2
                    Retail............................           183.5         170.4           6.9          7.5
                    Apartment buildings...............           180.7         171.0          45.9         50.4
                    Industrial buildings..............            64.8          52.0            --           --
                    Other.............................             2.2           2.0            --           --
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========
                    Geographic region:                                         (IN MILLIONS)
                    Northeast.........................         $ 124.5       $ 116.5        $ 49.8       $ 54.4
                    Southeast.........................           147.6         130.5            --           --
                    North central.....................           147.4         134.8            .5           .4
                    South central.....................           103.7         101.7          22.3         13.0
                    West..............................            79.3          67.3          14.6         15.3
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========

At December 31, 2001, scheduled mortgage loan maturities were as follows: 2002 -- $51.4 million; 2003 -- $82.0 million; 2004 -- $34.7 million; 2005 -- $32.3 million; 2006 -- $94.7 million, and $240.7 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix Life did not refinance any of its mortgage loans during 2000 and 2001.

The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 2000 and 2001 is $11.4 million and $5.6 million, respectively. There are valuation allowances of $9.1 million and $15.0 million, respectively, on these mortgages.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Investment valuation allowances

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto, were as follows:

                                             BALANCE AT                                              BALANCE AT
                                             JANUARY 1,         ADDITIONS        DEDUCTIONS         DECEMBER 31,
                                          ----------------     ------------    --------------     -----------------
               2001:                                                   (IN MILLIONS)
               Mortgage loans.............          $ 9.1            $ 6.1            $  (.2)              $ 15.0
               Real estate................            9.3               --              (9.3)                  --
                                               -----------         --------        ----------            ---------
                    Total.................          $18.4            $ 6.1            $ (9.5)              $ 15.0
                                               ===========         ========        ==========            =========
               2000:
               Mortgage loans.............          $14.3            $ 1.8            $ (7.0)              $  9.1
               Real estate................            3.2              6.1                --                  9.3
                                               -----------         --------        ----------            ---------
                    Total.................          $17.5            $ 7.9            $ (7.0)              $ 18.4
                                               ===========         ========        ==========            =========
               1999:
               Mortgage loans.............          $30.6            $ 9.7            $(26.0)              $ 14.3
               Real estate................            6.4               .2              (3.4)                 3.2
                                               -----------         --------        ----------            ---------
                    Total.................          $37.0            $ 9.9            $(29.4)              $ 17.5
                                               ===========         ========        ==========            =========

Non-income producing mortgage loans and debt securities

The net carrying value of non-income producing mortgage loans was $6.0 million at December 31, 2000; there were no non-income producing mortgage loans during 2001. The amount of interest foregone by non-income producing mortgage loans was $0.5 million for the year ended December 31, 2000. There were no non-income producing debt securities at December 31, 2000 and 2001.

Venture capital partnerships

Phoenix Life invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds, as well as direct equity investments in leveraged buyouts and corporate acquisitions. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

Phoenix Life records its equity in the earnings of these partnerships in net investment income.

In the first quarter of 2001, Phoenix Life recorded a charge of $48.8 million (net of income taxes of $26.3 million) representing the cumulative effect of this accounting change on the fourth quarter of 2000. The cumulative effect was based on the actual fourth quarter 2000 financial results as reported by the partnerships.

In the first quarter of 2001, Phoenix Life removed the lag in reporting by estimating the change in Phoenix Life's share of the net equity in earnings of the venture capital partnerships for the period from December 31, 2000, the date of the most recent financial information provided by the partnerships, to Phoenix Life's then current reporting date of March 31, 2001. To estimate the net equity in earnings of the venture capital partnerships for each quarter, Phoenix Life developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, Phoenix Life used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, Phoenix Life applied a public industry sector index to roll the value forward each quarter. Phoenix Life applies this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). In addition, Phoenix Life will annually revise the valuations it has assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships. Phoenix Life's venture capital earnings remain subject to variability.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The components of net investment income related to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          2000            2001
                                                                           ----------    -----------    ------------
                                                                                        (IN MILLIONS)
    Operating losses..................................................        $ (8.9)        $ (7.7)         $ (6.4)
    Realized gains on cash and stock distributions....................          84.7          223.3            17.8
    Net unrealized gains (losses) on investments held in the                    64.1           61.7           (95.9)
       partnerships...................................................     ----------      ---------       ---------
    Total venture capital partnership net investment income (loss)....        $139.9         $277.3          $(84.5)
                                                                           ==========      =========       =========

Other invested assets

Other invested assets were as follows:

                                                                              DECEMBER 31,
                                                                        -------------------------
                                                                           2000          2001
                                                                        -----------    ----------
                                                                             (IN MILLIONS)
            Transportation and equipment leases......................       $ 83.2        $ 85.0
            Affordable housing partnerships..........................         29.1          28.2
            Investment in other affiliates...........................          7.5           9.6
            Seed money in separate accounts..........................         41.2          54.6
            Mezzanine partnerships...................................         30.4          37.1
            Derivatives..............................................           --          10.9
            Other partnership interests..............................         44.3          55.8
                                                                        -----------    ----------
              Total other invested assets............................       $235.7        $281.2
                                                                        ===========    ==========

Separate account assets and investment trusts

Separate account assets and investment trusts assets as of December 31, were as follows:

                                                                       2000                2001
                                                                  ---------------     ---------------
                                                                            (IN MILLIONS)
          Separate accounts .....................................      $ 5,376.6           $ 5,025.2
                                                                  ---------------     ---------------
          Investment trusts:
              Phoenix CDO I .....................................             --               160.1
              Phoenix CDO II ....................................             --               384.7
                                                                  ---------------     ---------------
                   Total investment trusts ......................             --               544.8
                                                                  ---------------     ---------------
          Total separate account assets and investment trusts....      $ 5,376.6           $ 5,570.0
                                                                  ===============     ===============


In 2001, Phoenix Life determined that the investment trusts did not have a substantive amount of outside equity and, as a result, concluded consolidation was required.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net investment income

The components of net investment income (loss) for the year ended December 31, were as follows:

                                                                             1999           2000           2001
                                                                           ----------    -----------    -----------
                                                                                        (IN MILLIONS)
         Debt securities.............................................      $   637.4       $  622.2        $ 680.4
         Equity securities...........................................            7.9           13.3            4.4
         Mortgage loans..............................................           66.3           54.6           45.0
         Policy loans................................................          149.0          157.4          168.6
         Real estate.................................................            9.7            9.2           16.1
         Venture capital partnerships................................          139.9          277.3          (84.5)
         Other invested assets.......................................             .7            3.4            7.1
         Cash, cash equivalents and short-term investments...........           22.6           27.5           13.7
                                                                           ----------    -----------    -----------
              Sub-total..............................................        1,033.5        1,164.9          850.8
         Less: investment expenses...................................           13.0           14.3           14.1
                                                                           ----------    -----------    -----------
         Net investment income.......................................        1,020.5        1,150.6          836.7
         Less: net investment income of discontinued operations                 67.4           21.0            6.5
                                                                           ----------    -----------    -----------
              Total net investment income of continuing operations         $   953.1       $1,129.6        $ 830.2
                                                                           ==========    ===========    ===========


Investment income of $4.0 million was not accrued on certain delinquent mortgage loans and defaulted debt securities at December 31, 2001. Phoenix Life does not accrue interest income on impaired mortgage loans and impaired debt securities when the likelihood of collection is doubtful. See note 3--"Summary of Significant Accounting Policies--Valuation of investments" for further information on mortgage loan and debt security impairment.

The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $34.9 million and $31.1 million at December 31, 2000 and 2001, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $3.9 million and $3.6 million in 1999, 2000 and 2001, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $3.1 million and $2.4 million in 1999, 2000 and 2001, respectively.

Investment gains and losses

Net unrealized investment (losses) gains on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                1999          2000          2001
                                                             -----------   -----------   -----------
                                                                          (IN MILLIONS)
         Debt securities................................       $ (428.5)     $  213.8        $ 91.3
         Equity securities..............................           63.2        (105.7)        (26.4)
         DAC............................................          260.3        (117.2)        (62.2)
         Deferred income tax (benefits) expense.........          (36.7)         (3.2)           .9
                                                             -----------   -----------   -----------
         Net unrealized investment (losses) gain on
              securities available-for-sale.............       $  (68.3)     $   (5.9)       $  1.8
                                                             ===========   ===========   ===========

The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $2,333.8 million, which resulted in an unrealized gain of $83.9 million, after-tax.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net realized investment (losses) gains for the year ended December 31, were as follows:

                                                                                      1999          2000          2001
                                                                                   ----------    -----------   -----------
                                                                                               (IN MILLIONS)
         Debt securities......................................................       $(20.4)       $(54.2)         $(50.9)
         Equity securities....................................................         16.6         146.8            (8.8)
         Mortgage loans.......................................................         18.5           3.0             1.0
         Real estate..........................................................          2.9          (4.3)           (2.5)
         Sale of subsidiary (Note 9)..........................................         40.1           (.8)          222.6
         Other invested assets................................................         18.5          (1.1)          (11.3)
                                                                                   ----------    -----------   -----------
         Net realized investment gains........................................         76.2          89.4           150.1
         Less: net realized investment gains from discontinued operations.....           .4            .2              --
                                                                                   ----------    -----------   -----------
         Net realized investment gains from continuing operations.............       $ 75.8        $ 89.2          $150.1
                                                                                   ==========    ===========   ===========

The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                                1999          2000          2001
                                                             -----------   -----------   ------------
                                                                          (IN MILLIONS)
         Proceeds from disposals.......................       $ 1,106.9        $898.5      $1,289.8
         Gross realized gains on sales.................       $    21.8        $  8.7      $   38.1
         Gross realized losses on sales................       $    39.1        $ 53.2      $   27.6

6.       GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets were as follows:


                                                                        DECEMBER 31,
                                                                 --------------------------
                                                                     2000          2001
                                                                 -------------   ----------
                                                                        (IN MILLIONS)
         PXP gross amounts:
           Goodwill.........................................         $  425.7          --
           Investment management contracts..................            244.0          --
           Non-compete covenant.............................              5.0          --
           Other............................................              4.5          --
                                                                 -------------   ----------
         Totals ............................................            679.2          --
                                                                 -------------   ----------
         Other gross amounts:
           Goodwill.........................................             11.9      $  4.8
           Intangible asset related to pension plan benefits              8.3        18.8
           Other............................................              1.0         1.0
                                                                 -------------   ----------
         Totals ............................................             21.2        24.6
                                                                 -------------   ----------
         Total gross goodwill and other intangible assets               700.4        24.6
                                                                 -------------   ----------
         Accumulated amortization -PXP......................           (112.4)
         Accumulated amortization -other....................             (5.4)       (2.0)
                                                                 -------------   ----------
             Total goodwill and other intangible assets, net          $ 582.6      $ 22.6
                                                                 =============   ==========


As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions." In 2000, $1.9 million of goodwill associated with the acquisition of PractiCare, Inc. in 1997 was written off.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.       INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in unconsolidated affiliates were as follows:


                                                                            DECEMBER 31,
                                                                    ---------------------------
                                                                        2000           2001
                                                                    -----------    ------------
                                                                            (IN MILLIONS)
         EMCO investment.......................................        $  28.1         $  28.0
         Aberdeen common stock.................................           58.7           103.9
         Aberdeen 7% convertible subordinated notes............           37.5           101.2
         HRH common stock......................................           16.9            18.7
         HRH 5.25% convertible subordinated notes..............           32.0            78.8
                                                                    -----------    ------------
              Total investments in unconsolidated affiliates...        $ 173.2         $ 330.6
                                                                    ===========    ============

The reclassification of Aberdeen and HRH convertible subordinated notes from held-to-maturity to available-for-sale in 2001 resulted in an unrealized gain of $71.9 million, after-tax.

The components of equity in earnings of and interest earned from investments in unconsolidated affiliates for the year ended December 31, were as follows:


                                                                           1999        2000        2001
                                                                         ---------    --------    --------
                                                                                  (IN MILLIONS)
         EMCO investment.........................................           $ 1.1      $ (0.8)      $(0.1)
         Aberdeen common stock...................................             2.9         7.0         5.8
         Aberdeen 7% convertible subordinated notes..............             2.6         2.6         2.6
         HRH common stock........................................              .7         1.2         2.5
         HRH 5.25% convertible subordinated notes................             1.1         1.7         1.7
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates before
            income taxes.........................................             8.4        11.7        12.5
         Income tax expense......................................             2.9         4.1         4.4
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates.............           $ 5.5      $  7.6       $ 8.1
                                                                         =========    ========    ========

8.       DERIVATIVE INSTRUMENTS

Derivative instruments as of December 31, are summarized below:


                                                          2000                    2001
                                                  ---------------------   ---------------------
                                                             (DOLLARS IN MILLIONS)

         ASSET HEDGES
         ------------
         Foreign currency swaps:
           Notional amount..................            $  24.3                  $  16.4
           Weighted average received rate                 12.11%                   11.91%
           Weighted average paid rate.......              10.61%                   10.68%
           Fair value.......................            $   2.0                  $   2.9

         Interest rate swaps:
           Notional amount..................            $  43.0                  $  80.0
           Weighted average received rate                  7.51%                    6.22%
           Weighted average paid rate.......               6.78%                    2.08%
           Fair value.......................            $   1.9                  $   2.6

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         LIABILITY HEDGES
         ----------------

         Interest rate floors:
           Notional amount..................           $ 110.0                  $ 110.0
           Weighted average strike rate                  4.79%                    4.79%
           Index rate(1)....................            2-5 Yr.                 2-5 Yr.
                                                       CMT/CMS                  CMT/CMS
           Fair value.......................           $  (.1)                   $   .4

         Interest rate swaps:
           Notional amount..................           $ 410.0                  $ 360.0
           Weighted average received rate                6.66%                    4.84%
           Weighted average paid rate.......             6.50%                    4.59%
           Fair value.......................           $   6.1                  $   4.6

         Interest rate caps:
           Notional amount..................           $  50.0                  $  50.0
           Weighted average strike rate                  7.95%                    7.95%
           Index rate(1)....................        10 Yr. CMT               10 Yr. CMT
           Fair value.......................           $    --                  $    .4

----------

(1) Constant maturity treasury yields (CMT) and constant maturity swap yields
(CMS).

The increase in net investment income related to contractual cash flows on interest rate swap contracts was $1.0 million, $1.4 million and $2.0 million for the years ended December 31, 1999, 2000 and 2001, respectively. The decrease in net investment income related to contractual cash flows on interest rate floor, interest rate cap and swaption contracts was $2.3 million, $2.3 million and $0.1 million for the years ended December 31, 1999, 2000 and 2001, respectively. The estimated fair value of these instruments represent what Phoenix Life would have to pay or receive if the contracts were terminated.

Phoenix Life is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of Phoenix Life does not expect counterparties will fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date. Management of Phoenix Life considers the likelihood of any material loss on these instruments to be remote.

9.       RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; PXP, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

PXP, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g. general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $3.7 million for the six months ended December 31, 2001. Amounts payable to the affiliated investment advisors were $546 thousand, as of December 31, 2001. Variable product separate account fees, net of reimbursement were $3.1 million for the six months ended December 31, 2001.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with PXP, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. For the year ended December 31, 2001, the average blended interest rate was approximately 5%. The loan agreement requires no principal repayment prior to maturity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 PXP was no longer a subsidiary of Phoenix Life due to the transfer to Phoenix. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $26.5 million for the six months ended December 31, 2001. Amounts payable to PEPCO were $4.7 million, as of December 31, 2001.

Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

10.      LONG-TERM DEBT


                                                                                       DECEMBER 31,

                                                                                   ---------------------
                                                                                    2000         2001

                                                                                   --------    ---------
                                                                                      (IN MILLIONS)
         Bank borrowings, blended rate 6.9% due in varying amounts to 2004           $230.0     $    --
         Subordinated debentures, 6.0% due 2015..................................      20.1          --
         Surplus notes, 6.95%, due 2006 .........................................     175.0       175.0
                                                                                   --------    ---------
              Total long-term debt...............................................    $425.1     $ 175.0
                                                                                   ========    =========

As of June 26, 2001, PXP's long term debt is no longer consolidated due to the sale of PXP to Phoenix. See note 9 - "Related Party Transactions". Phoenix Life maintained two separate $100 million revolving credit facilities as of June 2001, which were terminated in light of the new master credit facility described below.

In June 2001, Phoenix, Phoenix Life and PXP entered into a $375 million revolving credit facility which matures on June 10, 2005 and terminated Phoenix Life's and PXP's prior credit facilities. Bank of Montreal is the administrative agent for this credit facility. Each company has direct borrowing rights under this credit facility. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum RBC ratio; and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. As of December 31, 2001, Phoenix Life had $249.9 million available, with no credit outstanding for this credit facility.

In November 1996, Phoenix Life issued $175.0 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York (the "Superintendent"), and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. The notes contain neither financial covenants nor early redemption provisions, and are to rank pari passu with any subsequently issued surplus, capital or contribution notes or similar obligations of Phoenix Life. Section 1307 of the New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life and are not a basis of any set-off against the company. As of December 31, 2001, Phoenix Life had $175.0 million in surplus notes outstanding.

Interest expense was $34.0 million, $32.7 million and $20.0 million for the years ended December 31, 1999, 2000 and 2001, respectively.

At December 31, 2001, aggregate maturities of long-term debt based on required principal payments are $175.0 million in 2006.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.      INCOME TAXES

A summary of income tax expenses (benefits) applicable to income before income taxes, minority interest, and equity in earnings of and interest earned from investments in unconsolidated affiliates, for the year ended December 31, was as follows:


                                        1999        2000         2001
                                      ---------    --------    ----------
                                                (IN MILLIONS)

         Income taxes:
             Current .............    $  114.0      $123.2       $ (43.3)
             Deferred.............       (15.0)      (67.0)         23.5
                                      ---------    --------    ----------
         Total ...................    $   99.0      $ 56.2       $ (19.8)
                                      =========    ========    ==========

The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the years ended December 31, were as follows:


                                                1999                      2000                      2001
                                        ----------------------   -----------------------   ------------------------
                                          AMOUNT         %         AMOUNT          %         AMOUNT          %
                                        -----------   --------   ------------   --------   ------------   ---------
                                                                  (DOLLARS IN MILLIONS)

         Income tax expense at
           statutory rate........        $  93.1        35%        $  55.1         35%         $ 14.8          35%
         Dividend received
           deduction and tax-
           exempt interest.......           (3.0)       (1)%          (6.7)        (4)%          (7.2)       (17)%
         Other, net..............           (2.7)       (1)%          (2.5)        (2)%          (6.4)       (15)%
                                        -----------   --------   ------------   --------   ------------   ---------
                                            87.4        33%           45.9         29%            1.2           3%
         Differential earnings
           (equity tax)..........           11.6         4%           10.3          7%          (21.0)       (50)%
                                        -----------   --------   ------------   --------   ------------   ---------
         Income taxes............        $  99.0        37%        $  56.2         36%         $(19.8)       (47)%
                                        ===========   ========   ============   ========   ============   =========

The net deferred income tax liability (asset) represents the income tax effects of temporary differences attributable to the consolidated income tax return group. The components were as follows:


                                                                         DECEMBER 31,
                                                                 -------------------------
                                                                    2000          2001
                                                                 -----------    ----------
                                                                        (IN MILLIONS)
         DAC.................................................       $ 217.9      $  234.1
         Unearned premium/deferred revenue...................        (139.0)       (133.6)
         Impairment reserves.................................         (16.8)        (31.3)
         Pension and other post-retirement benefits.......... .       (65.1)        (69.2)
         Investments.........................................         177.0         101.8
         Future policyholder benefits........................        (186.4)       (204.1)
         Investment management contracts.....................          37.5            --
         Deferred intercompany gain..........................            --          76.4
         Other...............................................         (29.2)        (43.8)
                                                                 -----------    ----------
                                                                       (4.1)        (69.7)
         Net unrealized investment gains.....................          11.9          50.2
         Minimum pension liability...........................          (3.3)         (7.7)
         Equity in earnings of unconsolidated affiliates                4.9           4.3
                                                                 -----------    ----------
         Deferred income tax liability (asset), net..........       $   9.4      $  (22.9)
                                                                 ===========    ==========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Gross deferred income tax assets totaled $439.8 million and $489.7 million at December 31, 2000 and 2001, respectively. Gross deferred income tax liabilities totaled $466.8 million and $449.2 million at December 31, 2000 and 2001, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2000 and 2001 will be realized.

12.      COMPREHENSIVE INCOME

The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:


                                                           1999            2000           2001
                                                       ------------    ------------   ------------
                                                                      (IN MILLIONS)

         Unrealized (losses) gains on securities
           available-for-sale:
           Before-tax amount.......................      $ (102.8)          $ 81.5        $ (1.4)
           Income tax (benefit) expense............         (36.0)            28.5           (.5)
                                                       ------------    ------------   ------------
                Totals.............................         (66.8)            53.0           (.9)
                                                       ------------    ------------   ------------
         Reclassification adjustment for net gains
           realized in net income:
           Before-tax amount.......................          (2.2)           (90.6)        (15.4)
           Income tax benefit......................           (.7)           (31.7)         (5.4)
                                                       ------------    ------------   ------------
                Totals.............................          (1.5)           (58.9)        (10.0)
                                                       ------------    ------------   ------------
         Net unrealized losses on securities
           available-for-sale:
           Before-tax amount.......................        (105.0)            (9.1)        (16.8)
            Income tax benefit.....................         (36.7)            (3.2)         (5.9)
                                                       ------------    ------------   ------------
                Totals.............................      $  (68.3)          $ (5.9)       $(10.9)
                                                       ============    ============   ============
         Minimum pension liability adjustment:
           Before-tax amount.......................      $   (2.3)          $  2.4        $(12.8)
           Income tax (benefit) expense............           (.8)              .8          (4.5)
                                                       ------------    ------------   ------------
                Totals.............................      $   (1.5)          $  1.6        $ (8.3)
                                                       ============    ============   ============

         Unrealized gain on security transfer
           from held-to-maturity to
           available-for-sale:
           Before-tax amount.......................      $      --          $   --        $129.1
           Income tax benefit......................             --              --          45.2
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ 83.9
                                                       ============    ============   ============
         Unrealized gains on derivatives:
           Before-tax amount.......................      $      --          $   --        $  6.0
           Income tax expense......................             --              --           2.1
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  3.9
                                                       ============    ============   ============
         Equity adjustment for policyholder
           dividend obligation:
           Before-tax amount.......................      $      --          $   --        $(13.5)
           Income tax benefit......................             --              --          (4.7)
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ (8.8)
                                                       ============    ============   ============
         Cumulative effect of accounting change
           for derivatives:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            Before-tax amount......................      $      --          $   --        $  1.7
            Income tax expense.....................             --              --            .6
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  1.1
                                                       ============    ============   ============

The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                             1999           2000        2001
                                                          ----------    -----------   ----------
                                                                       (IN MILLIONS)

         Net unrealized gains (losses) on securities
            available-for-sale:
           Balance, beginning of year..................     $ 100.5         $ 32.2      $  26.3
           Change during period........................       (68.3)          (5.9)       (10.9)
                                                          ----------    -----------   ----------
           Balance, end of year........................        32.2           26.3         15.4
                                                          ----------    -----------   ----------
         Minimum pension liability adjustment:
           Balance, beginning of year..................        (6.2)          (7.7)        (6.1)
           Change during period........................        (1.5)           1.6         (8.3)
                                                          ----------    -----------   ----------
           Balance, end of year........................        (7.7)          (6.1)       (14.4)
                                                          ----------    -----------   ----------

         Net unrealized gain on security transfer
           from held-to-maturity to available-for-sale:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         83.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         83.9

                                                          ----------    -----------   ----------
         Unrealized gains on derivatives:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --          3.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          3.9
                                                          ----------    -----------   ----------
         Equity adjustment for policyholder
           dividend obligation:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         (8.8)
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         (8.8)
                                                          ----------    -----------   ----------
         Cumulative effect of accounting change
           for derivatives:
           Balance, beginning of year..................          --             --           --

           Change during period........................          --             --          1.1
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          1.1
                                                          ----------    -----------   ----------
         Accumulated other comprehensive income:
           Balance, beginning of year..................        94.3           24.5         20.2
           Change during period........................       (69.8)          (4.3)        60.9
                                                          ----------    -----------   ----------
           Balance, end of year........................     $  24.5         $ 20.2      $  81.1
                                                          ==========    ===========   ==========

13.      DISCONTINUED OPERATIONS

During 1999, Phoenix Life discontinued its reinsurance, real estate management and group life and health operations. The discontinuation of these operations resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses. The operating results of discontinued operations and the gain or loss on disposal are shown in the summary section below.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Reinsurance Operations

In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance operations consisted primarily of individual life reinsurance as well as group accident and health reinsurance business. Accordingly, Phoenix Life estimated sales proceeds, net premiums, net claims payments and expenses of winding-down the business. As a result, in 1999 Phoenix Life recognized a $173.1 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations were as follows:

On August 1, 1999, Phoenix Life sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance), resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million. During the third quarter of 2000, Phoenix Life recorded a pre-tax charge of $6 million to reflect an adjustment to estimated individual life reinsurance reserves in accordance with the sales agreement.

During 1999, Phoenix Life placed the retained group accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

In 1999, Phoenix Life reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix Life increased reserve estimates on the run-off block by $180 million (pre-tax). In addition, as part of the exit strategy, Phoenix Life purchased aggregate excess of loss reinsurance to further protect Phoenix Life from unfavorable results from this discontinued business. This reinsurance is subject to an aggregate retention of $100 million on the discontinued business. Phoenix Life may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix Life incurred an initial expense of $130 million on the acquisition of this reinsurance.

During 2000, Phoenix Life updated its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life increased reserve estimates on the run-off block by $97 million (pre-tax). Phoenix Life determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

During 2001, Phoenix Life reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions.

The additional reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

several proceedings in which the pool members assert that they can deny coverage to certain insurers which claim that they purchased reinsurance coverage from the pool.

Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000 (see discussion below).

In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with three of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocesssionaires successfully avoids its obligations.

During 2000, Phoenix Life reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix Life and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group ("EBI/Orion"), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix Life settled with Reliance Insurance Company ("Reliance") and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix Life settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix Life from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix Life reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix Life in 1999. There was no effect on net income resulting from these settlements for the year ended December 31, 2000.

A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The other component of the loss on the disposal of reinsurance discontinued operations in 1999 was as follows:

On June 30, 1999, PM Holdings sold Financial Administrative Services, Inc. ("FAS"), its third party administration subsidiary affiliated with individual life reinsurance, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

In addition to the $9.0 million sale price, Phoenix Life will receive additional proceeds contingent on certain revenue targets. Phoenix Life recorded a note receivable for $4.0 million which, under the terms of the agreement, CYBERTEK will repay in six annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million. Phoenix received $1.9 million from Computer Sciences Corporation, the successor to CYBERTEK, in 2001.

Real Estate Management Operations

On March 31, 1999, Phoenix Life sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

On May 25, 2000, Phoenix Life sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix Life's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix Life now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million.

Group Life and Health Operations

On April 1, 2000, Phoenix Life sold its group life and health business to GE Financial Assurance Holdings, Inc. ("GEFA") except for Phoenix Dental Services, Inc. and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.9 million. This amount is comprised of $238.9 million in cash and $45.0 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix Life retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix Life has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Consolidated Balance Sheets. The pre-tax gain on the sale was $72.1 million and is reported in discontinued operations gain on disposal, net of income taxes.

The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities were $2.0 million, which resulted in a pre-tax loss of $0.4 million.

Summary

The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheets. Net assets of the discontinued operations totaled $25.5 million and $20.8 million as of December 31, 2000 and 2001, respectively.

The operating results of discontinued operations and the gain or loss on disposal are presented below. There were no operating results for the year ended December 31, 2001 because the operations were discontinued prior to January 1, 2001.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            1999            2000
                                                                         ------------    ------------
         INCOME FROM DISCONTINUED OPERATIONS                                    (IN MILLIONS)
         Revenues:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................         453.8           117.6
           Real Estate Management Operations..........................           1.2              .4
                                                                         ------------    ------------
         Total revenues...............................................      $  455.0        $  118.0
                                                                         ============    ============
         Income from discontinued operations:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................          56.8            14.8
           Real Estate Management Operations..........................          (1.6)            (.3)
                                                                         ------------    ------------
         Income from discontinued operations before income taxes                55.2            14.5
         Income taxes.................................................          19.1             5.1
                                                                         ------------    ------------
         Income from discontinued operations, net of income taxes           $   36.1        $    9.4
                                                                         ============    ============

         LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS (Loss) gain on disposal:

           Reinsurance Operations.....................................      $ (173.1)       $ (103.0)
           Real Estate Management Operations..........................           5.9             (.6)
           Group Life and Health Operations...........................            --            71.7
                                                                         ------------    -------------
         Loss on disposal of discontinued operations before income
            taxes.....................................................        (167.2)          (31.9)
         Income taxes.................................................         (58.2)          (11.0)
                                                                         ------------    -------------
         Loss on disposal of discontinued operations, net of income
            taxes.....................................................      $ (109.0)       $  (20.9)
                                                                         ============    =============

14.      CLOSED BLOCK

On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 2000, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Other than the provisions of SOP 00-3, Phoenix Life uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. In particular,

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

deferred policy acquisition costs are amortized in proportion to estimated gross margins and the liability for future benefits and services is calculated using the net level premium method.

SOP 00-3 requires the establishment of a policyholder dividend obligation for earnings that inure to benefit policyholders. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain inforce. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings of the closed block due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, Phoenix Life will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, Phoenix Life will recognize only the actual earnings in income. However, Phoenix Life may change policyholder dividend scales in the future which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. Investment earnings on these assets less allocated expenses and the amortization of deferred acquisition costs provide an additional source of earnings to our shareholders. In addition, the amortization of deferred acquisition costs requires the use of various assumptions. To the extent that actual experience is more or less favorable than assumed, shareholder earnings will be impacted.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the table below for assets and liabilities are those that enter into the determination of amounts to be paid to policyholders.

As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2000 to December 31, 2001 in excess of expected cumulative earnings do not inure to stockholders and have been used to establish a policyholder dividend obligation as of December 31, 2001. The initial policyholder dividend obligation of $115.5 million consists of $45.2 million of earnings for the period January 1, 2000 to June 30, 2001 and unrealized gains on assets in the closed block as of June 30, 2001 of $70.3 million. The increase in the policyholder dividend obligation of $51.7 million pre-tax, consists of $13.2 million of pre-tax earnings for the period July 1, 2001 to December 31, 2001 and the change in unrealized gains on assets in the closed block for the period July 1, 2001 to December 31, 2001 of $38.5 million, pre-tax. The following sets forth certain summarized financial information relating to the closed block as of the dates indicated:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                                     JUNE 30,        DECEMBER 31,
                                                                                       2001              2001
                                                                                   --------------  -----------------
                                                                                            (IN MILLIONS)
           Closed block liabilities:
           -------------------------
              Policy liabilities and accruals and policyholder deposit funds.....      $ 8,937.8          $ 9,150.2
              Policyholder dividends payable.....................................          364.2              357.3
              Policyholder dividend obligation...................................          115.5              167.2
              Other closed block liabilities.....................................           56.1               57.0
                                                                                   --------------  -----------------
                    Total closed block liabilities...............................        9,473.6            9,731.7
                                                                                   --------------  -----------------
           Closed block assets:
           --------------------
              Held-to-maturity debt securities at amortized cost.................        1,594.5                 --
              Available-for-sale debt securities at fair value...................        3,922.7            5,734.2
              Mortgage loans.....................................................          390.6              386.5
              Policy loans.......................................................        1,412.5            1,407.1
              Deferred income taxes..............................................          384.8              392.6
              Investment income due and accrued..................................          125.1              125.3
              Net due and deferred premiums......................................           39.4               41.1
              Cash and cash equivalents..........................................          186.1              239.7
              Other closed block assets..........................................            2.6               14.8
                                                                                   --------------  -----------------
                    Total closed block assets....................................        8,058.3            8,341.3
                                                                                   --------------  -----------------
           Excess of reported closed block liabilities over closed block assets        $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================


           Maximum future earnings to be recognized from closed block assets
              and liabilities....................................................      $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================
           Change in policyholder dividend obligation:
           -------------------------------------------
              Balance at beginning of period.....................................      $      --          $   115.5
              Change during the period...........................................          115.5               51.7
                                                                                   --------------  -----------------
              Balance at end of period...........................................      $   115.5          $   167.2
                                                                                   ==============  =================

The following sets forth certain summarized financial information relating to the closed block for the six months ended December 31, 2001 (in millions):


         Closed block revenues:
         ----------------------
                Premiums....................................................................         $ 565.7
                Net investment income.......................................................           281.1
                Realized investment losses, net.............................................           (18.4)
                                                                                               --------------
                     Total revenues.........................................................           828.4
                                                                                               --------------
         Closed block benefits and expenses:
         -----------------------------------
                Benefits to policyholders and increase in liabilities ......................           580.0
                Other operating costs and expenses..........................................             6.1
                Change in policyholder dividend obligation..................................            13.2
                Dividends to policyholders..................................................           190.8
                                                                                               --------------
                     Total benefits and expenses............................................           790.1
                                                                                               --------------
                     Contribution from the closed block, before income taxes................            38.3
                      Income tax expense....................................................            13.4
                                                                                               --------------
                     Contributions from closed block, after income taxes....................         $  24.9
                                                                                               ==============

15.      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix Life, are stated at depreciated cost. Real estate occupied by Phoenix Life was $83.9 million and $79.1 million at December 31, 2000 and 2001, respectively. Phoenix Life provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

five to forty years. Accumulated depreciation and amortization was $204.0 million and $190.4 million at December 31, 2000 and 2001, respectively.

Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $14.1 million and $13.4 million in 1999, 2000 and 2001, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $27.0 million as of December 31, 2001, payable as follows: 2002 -- $10.4 million; 2003 -- $7.1 million; 2004 -- $4.7 million; 2005 -- $3.0 million;
2006 -- $1.2 million; and $0.6 million thereafter.

16.      DIRECT BUSINESS WRITTEN AND REINSURANCE

Phoenix Life cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix Life remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix Life evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix Life on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997. In addition, Phoenix entered into two separate reinsurance agreements on October 1, 1998 and July 1, 1999 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Also, Phoenix reinsures 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life and whole life products. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. In addition, Phoenix assumes and cedes business related to the group accident and health block in run-off. While Phoenix is not writing any new contracts, Phoenix is contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:




                                                                     1999             2000             2001
                                                                ---------------- ---------------  ---------------
                                                                                 (IN MILLIONS)
      Direct premiums..........................................      $  1,677.5      $  1,399.2      $  1,292.5
      Reinsurance assumed......................................           416.2           202.4            72.9
      Reinsurance ceded........................................          (323.0)         (280.9)         (221.5)
                                                                ---------------- ---------------  ---------------
      Net premiums.............................................         1,770.7         1,320.7         1,143.9
      Less net premiums of discontinued operations.............          (595.0)         (173.3)          (31.2)
                                                                ---------------- ---------------  ---------------
      Net premiums of continuing operations....................      $  1,175.7      $  1,147.4         1,112.7
                                                                ================ ===============  ===============
      Percentage of amount assumed to net premiums.............             24%             15%              6%
                                                                ================ ===============  ===============
      Direct policy and contract claims incurred...............      $    622.3      $    545.0      $    475.2
      Reinsurance assumed......................................           563.8           257.8           116.2
      Reinsurance ceded........................................          (285.4)         (216.2)         (226.1)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred..................           900.7           586.6           365.3
      Less net incurred claims of discontinued operations......          (661.7)         (234.6)          (13.9)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred
        of continuing operations...............................      $    239.0      $    352.0      $    351.4
                                                                ================ ===============  ===============

      Direct life insurance in force...........................      $131,052.1      $107,600.7      $111,743.1
      Reinsurance assumed......................................       139,649.9         1,736.4           464.4
      Reinsurance ceded........................................      (207,192.0)      (72,042.4)      (75,787.5)
                                                                ---------------- ---------------  ---------------
      Net insurance in force...................................        63,510.0        37,294.7        36,420.0
      Less insurance in force of discontinued operations.......        (1,619.5)             --            (1.0)

                                                                ---------------- ---------------  ---------------
      Net insurance in force of continuing operations..........      $ 61,890.5      $ 37,294.7      $ 36,419.0
                                                                ================ ===============  ===============
      Percentage of amount assumed to net
        insurance in force.....................................            220%              5%              1%
                                                                ================ ===============  ===============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Irrevocable letters of credit aggregating $17.5 million at December 31, 2001 have been arranged with United States of America commercial banks in favor of Phoenix to collateralize the ceded reserves. Additional collateral of $73.8 million was in the form of trust agreements for unauthorized reinsurers.

17.      PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 60.0% and 50.4% of the face value of total individual life insurance in force at December 31, 2000 and 2001, respectively. The premiums on participating life insurance policies were 76.8%, 73.1% and 65.3% of total individual life insurance premiums in 1999, 2000, and 2001, respectively.

18.      DEFERRED POLICY ACQUISITION COSTS

The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:


                                                                        1999          2000            2001
                                                                     -----------   ------------    -----------
                                                                                  (IN MILLIONS)
         Balance at beginning of year..............................  $ 1,058.2     $ 1,318.8        $1,019.0
         Acquisition cost deferred.................................      148.2         172.8           206.1
         Amortized to expense during the year......................     (147.9)       (356.0)         (133.0)
         Equity adjustment for policyholder dividend obligation             --            --             3.1
         Adjustment to net unrealized investment gains (losses)
         included in other comprehensive income....................      260.3        (116.6)           28.5
                                                                     -----------   ------------    -----------
         Balance at end of year....................................  $ 1,318.8     $ 1,019.0        $1,123.7
                                                                     ===========   ============    ===========

In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2002, 2003, 2004, 2005 and 2006 is $10.3 million, $9.2 million,
$7.9 million, $6.1 million and $4.8 million, respectively. The following is an analysis of PVFP for the years ended December 31:


                                              1999          2000         2001
                                            ----------    ----------   ----------
                                                       (IN MILLIONS)
         Balance at beginning of year.....    $ 136.8       $ 112.7       $ 96.9
         Amortization.....................      (24.1)        (15.8)       (16.3)
                                            ----------    ----------   ----------
         Balance at end of year...........    $ 112.7       $  96.9        $80.6
                                            ==========    ==========   ==========

Interest accrued on the unamortized PVFP balance for the years ended December 31, 1999, 2000 and 2001 was $8.9 million, $7.3 million and $5.8 million, respectively. Interest is accrued at 7.25% on the whole life business and 5.85% on the universal life business.

In the fourth quarter of 2000, Phoenix's Board of Directors approved management's recommendation to reallocate assets supporting Phoenix's participating life policies. This asset reallocation resulted from (1) the execution of Phoenix's wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and (2) a review of assets appropriate for the closed block that would be established if Phoenix reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation impacted the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a $218.2 million charge to earnings ($141.8 million, net of tax).

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

19.      MINORITY INTEREST

Phoenix Life's interests in PFG Holdings are represented by ownership of approximately 67% of the outstanding shares of common stock at December 31, 2001. Earnings and equity attributable to minority stockholders are included in minority interest in the Consolidated Financial Statements.

20.      FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the Consolidated Financial Statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and cash equivalents

The carrying amount of cash and cash equivalents approximates fair value.

Short-term investments

The carrying amount of short-term investments approximates fair value.

Debt securities

Fair values are based on quoted market prices where available or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

Derivative instruments

Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

Equity securities

Fair values are based on quoted market prices where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Policy loans

Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

Venture capital partnerships

Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments.

At December 31, 2000, the fair values of the underlying investments were calculated as the closing market prices for investments that were publicly traded. For investments that were not publicly traded, fair value was based on estimated fair value as determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

At December 31, 2001, for underlying investments that were publicly traded, fair values were calculated using quoted market prices, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For investments that were not publicly traded, fair value was based on applying a public industry sector index to roll the value forward each quarter. Fair value also incorporated adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners).

Investment contracts

In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate plus 150 basis points was assumed to determine the present value of projected contractual liability payments through final maturity. The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Long-term debt

The fair value of surplus notes is determined based on contractual cash flows discounted at market rates.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fair value summary

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                      2000                            2001
                                           ----------------------------   ------------------------------
                                             CARRYING         FAIR          CARRYING           FAIR
                                               VALUE          VALUE           VALUE            VALUE
                                           ------------    ------------   -------------    -------------
                                                                  (IN MILLIONS)
         FINANCIAL ASSETS:

         Cash and cash equivalents.....     $    720.0       $   720.0       $   547.9        $   547.9
         Short-term investments........            3.8             3.8             8.5              8.5
         Debt securities...............        8,058.6         8,077.9         9,599.2          9,599.2
         Equity securities.............          335.5           335.5           286.0            286.0
         Mortgage loans................          593.4           573.8           535.8            554.1
         Derivative instruments........             --             9.9            10.9             10.9
         Policy loans..................        2,105.2         2,182.7         2,172.2          2,252.9
         Venture capital partnerships            467.3           467.3           291.7            291.7
                                           ------------    ------------   -------------    -------------
         Total financial assets........     $ 12,283.8       $12,370.9       $13,452.2        $13,551.2
                                           ============    ============   =============    =============
         FINANCIAL LIABILITIES:
         Investment contracts..........     $    759.0       $   758.9       $ 1,413.0        $ 1,419.7
         Long-term debt................          425.1           428.2           175.0            175.0
                                           ------------    ------------   -------------    -------------
         Total financial liabilities...     $  1,184.1       $ 1,187.1       $ 1,588.0        $ 1,594.7
                                           ============    ============   =============    =============

21.      SEPTEMBER 11, 2001

For the year ended December 31, 2001, Phoenix Life received life insurance claims relating to the September 11, 2001 terrorist attacks totaling $11.7 million. Claim costs were $3.7 million, net of reinsurance, of which $2.1 million reduced net income and $1.6 million were funded by the closed block.

22.      COMMITMENTS AND CONTINGENCIES

Litigation. Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 13-- "Discontinued Operations." Phoenix makes off-balance sheet commitments related to venture capital partnerships. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

23.      STATUTORY FINANCIAL INFORMATION

Phoenix Life's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the Insurance Department of the State of New York ("Insurance Department"), as of December 31, 2000 and 2001. Phoenix Life's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix Life has received approval from the Insurance Department for this practice.

Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following reconciles the statutory net income of Phoenix Life as reported to regulatory authorities to the net income reported in these financial statements for the year ended:


                                                                      DECEMBER 31,
                                                         ----------------------------------------
                                                             1999          2000           2001
                                                         -----------    ----------    -----------
                                                                     (IN MILLIONS)
         Statutory net income.......................      $   131.3      $  266.1        $ (13.4)
         DAC, net ..................................          (24.3)       (181.2)          69.7
         Future policy benefits ....................          (27.5)         (2.5)         (18.5)
         Pension and postretirement expenses........           (8.6)         13.2           29.3
         Investment valuation allowances............           15.4         (45.9)        (138.4)
         Interest maintenance reserve...............           (7.2)        (26.1)          13.4
         Deferred income taxes......................            3.9          61.3           52.9
         Other, net.................................            6.2          (1.6)           6.1
                                                         -----------    ----------    -----------
         Net income, as reported....................      $    89.2      $   83.3        $   1.1
                                                         ===========    ==========    ===========

The following reconciles the statutory surplus and asset valuation reserve (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                       DECEMBER 31,
                                                            --------------------------------
                                                                  2000              2001
                                                                      (IN MILLIONS)
                                                            --------------------------------
         Statutory surplus, surplus notes and AVR......      $    1,883.2       $   1,373.2
         DAC, net......................................           1,062.2           1,225.5
         Future policy benefits........................            (536.0)           (701.9)
         Pension and postretirement expenses...........            (173.3)           (166.1)
         Investment valuation allowance................            (405.9)             66.7
         Interest maintenance reserve..................                .5              12.4
         Deferred income taxes.........................             108.5             122.0
         Surplus notes.................................            (161.4)           (163.3)
         Other, net....................................              63.1              63.6
                                                            --------------    --------------
         Equity, as reported...........................      $    1,840.9       $   1,832.1
                                                            ==============    ==============

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current accounting practices and procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption decreased Phoenix Life's statutory surplus by $67.2 million, primarily as a result of impairment of investments and non-admitting investment income in excess of 90 days and non-admitting of certain assets of its subsidiaries.

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) UNAUDITED FINANCIAL STATEMENTS
         MARCH 31, 2002

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                                TABLE OF CONTENTS

Unaudited Financial Statements:                                                                             PAGE
                                                                                                            ----
Consolidated Balance Sheet as of March 31, 2002 and December 31, 2001...................................... F-48
Consolidated Statement of Income, Comprehensive Income and Stockholder's Equity
for the three months ended March 31, 2002 and 2001......................................................... F-49
Consolidated Condensed Statement of Cash Flows for the three months ended
March 31, 2002 and 2001.................................................................................... F-50
Notes to Unaudited Consolidated Financial Statements....................................................... F-51


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                           CONSOLIDATED BALANCE SHEET
                              (Amounts in millions)
                      MARCH 31, 2002 AND DECEMBER 31, 2001


                                                                          2002                 2001
                                                                    ----------------     ----------------
ASSETS:
Available-for-sale debt securities, at fair value                 $         10,009.6   $          9,599.2
Equity securities, at fair value                                               297.8                286.0
Mortgage loans, at unpaid principal balances                                   522.7                535.8
Real estate, at lower of cost or fair value                                     75.2                 83.1
Venture capital partnerships, at equity in net assets                          290.3                291.7
Affiliate equity and debt securities                                           295.1                330.6
Policy loans, at unpaid principal balances                                   2,162.8              2,172.2
Other investments                                                              275.9                289.7
                                                                    ----------------     ----------------
    Total investments                                                       13,929.4             13,588.3
Cash and cash equivalents                                                      452.8                547.9
Accrued investment income                                                      217.0                203.1
Premiums, accounts and notes receivable                                        214.3                175.1
Reinsurance recoverable balances                                                55.9                 21.4
Deferred policy acquisition costs                                            1,191.8              1,123.7
Premises and equipment                                                         102.5                102.2
Deferred income taxes                                                            6.7                 22.9
Goodwill and other intangible assets                                            22.6                 22.6
Net assets of discontinued operations                                           20.8                 20.8
Other general account assets                                                     6.6                 32.7
Separate account and investment trust assets                                 5,711.2              5,570.0
                                                                    ----------------     ----------------
    Total assets                                                  $         21,931.6   $         21,430.7
                                                                    ================      ===============

LIABILITIES:
Policy liabilities                                                $         13,395.6   $         13,005.0
Policyholder deposit funds                                                     340.5                356.6
Indebtedness                                                                   175.0                175.0
Other general account liabilities                                              497.5                496.0
Separate account and investment trust liabilities                            5,708.0              5,564.9
                                                                    ----------------     ----------------
    Total liabilities                                                       20,116.6             19,597.5
                                                                    ----------------     ----------------

MINORITY INTEREST:
Minority interest in net assets of subsidiaries                                  1.0                  1.1
                                                                    ----------------     ----------------

STOCKHOLDERS' EQUITY:
Common stock, $1,000 par value: 10,000 shares authorized, issued
    and outstanding                                                             10.0                 10.0
Additional paid-in capital                                                   1,712.0              1,712.0
Retained earnings                                                               53.2                 29.0
Accumulated other comprehensive income                                          38.8                 81.1
                                                                    ----------------     ----------------
    Total stockholders' equity                                               1,814.0              1,832.1
                                                                    ----------------     ----------------
    Total liabilities, minority interest and stockholders' equity $         21,931.6   $         21,430.7
                                                                    ================      ===============


        The accompanying notes are an integral part of these consolidated financial statements.


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
 CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME AND STOCKHOLDERS' EQUITY
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001

                                                                                       2002             2001
                                                                                    ------------     ------------
REVENUES:
Premiums                                                                         $        257.4   $        266.0
Insurance and investment product fees                                                      62.5            145.5
Net investment income                                                                     228.4            168.2
Net realized investment losses                                                            (35.0)           (15.6)
                                                                                    ------------     ------------
    Total revenues                                                                        513.3            564.1
                                                                                    ------------     ------------
BENEFITS AND EXPENSES:
Policy benefits                                                                           333.9            334.1
Policyholder dividends                                                                     74.2            106.3
Policy acquisition cost amortization                                                      (10.9)            35.1
Intangible asset amortization                                                                 -             13.2
Interest expense                                                                            3.0              7.1
Demutualization expenses                                                                      -             10.7
Other operating expenses                                                                   63.0            237.4
                                                                                    ------------     ------------
    Total benefits and expenses                                                           463.2            743.9
                                                                                    ------------     ------------
Income (loss) before income taxes and minority interest                                    50.1           (179.8)
Applicable income tax expense (benefit)                                                    15.5            (69.0)
                                                                                    ------------     ------------
Income (loss) before minority interest                                                     34.6           (110.8)
Minority interest in net income of subsidiaries                                               -             (1.8)
                                                                                    ------------     ------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES                               34.6           (112.6)
Cumulative effect of accounting changes:
    Goodwill impairment                                                                   (10.4)               -
    Venture capital partnerships and derivative financial instruments                         -            (44.9)
                                                                                    ------------     ------------
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
                                                                                    ============     ============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
Other comprehensive loss:
    Net unrealized investment losses                                                      (28.6)           (10.9)
    Net unrealized foreign currency translation adjustment and other                      (13.7)            (5.1)
                                                                                    ------------     ------------
        Total other comprehensive loss                                                    (42.3)           (16.0)
                                                                                    ------------     ------------
COMPREHENSIVE LOSS                                                               $        (18.1)  $       (173.5)
                                                                                    ============     ============

STOCKHOLDERS' EQUITY:
STOCKHOLDERS' EQUITY, BEGINNING OF PERIOD                                        $      1,832.1   $      1,840.9
Comprehensive loss                                                                        (18.1)          (173.5)
Other equity adjustments                                                                      -              3.2
                                                                                    ------------     ------------
STOCKHOLDERS' EQUITY, END OF PERIOD                                              $      1,814.0   $      1,670.6
                                                                                    ============     ============


        The accompanying notes are an integral part of these consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                 CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001

                                                                                     2002                 2001
                                                                                ---------------      ---------------
OPERATING ACTIVITIES:
CASH FOR OPERATIONS                                                          $            (3.3)   $           (23.5)
                                                                                ---------------      ---------------

INVESTING ACTIVITIES:
Available-for-sale debt security sales, maturities and repayments                        486.9                365.0
Held-to-maturity debt security maturities and repayments                                     -                 46.1
Equity security sales                                                                     13.1                 39.7
Subsidiary sales                                                                             -                  2.0
Mortgage loan maturities and principal repayments                                         13.3                 24.3
Venture capital partnership distributions                                                  9.2                  9.2
Real estate and other invested assets sales                                               22.2                   .7
Available-for-sale debt security purchases                                              (930.8)              (520.5)
Held-to-maturity debt security purchases                                                     -                (68.9)
Equity security purchases                                                                (13.2)               (23.5)
Subsidiary purchases                                                                         -               (367.2)
Mortgage loan principal disbursements                                                        -                  (.2)
Unconsolidated affiliate and other invested asset purchases                              (20.0)               (12.4)
Venture capital partnership investments                                                  (13.0)               (12.9)
Other continuing operation investing activities, net                                      (6.5)                (6.1)
Policy loan receipts (advances), net                                                       9.4                (16.5)
Premises and equipment additions                                                          (3.7)                (3.9)
                                                                                ---------------      ---------------
CASH FOR CONTINUING OPERATIONS                                                          (433.1)              (545.1)
Cash from discontinued operations                                                         25.4                 16.0
                                                                                ---------------      ---------------
CASH FOR INVESTING ACTIVITIES                                                           (407.7)              (529.1)
                                                                                ---------------      ---------------

FINANCING ACTIVITIES:
Policyholder deposit fund receipts, net                                                  315.9                100.9
Indebtedness proceeds                                                                        -                180.0
Indebtedness repayments                                                                      -               (134.2)
Minority interest distributions                                                              -                 (5.8)
                                                                                ---------------      ---------------

CASH FROM FINANCING ACTIVITIES                                                           315.9                140.9
                                                                                ---------------      ---------------

CASH AND CASH EQUIVALENTS CHANGES                                                        (95.1)              (411.7)
Cash and cash equivalents, beginning of period                                           547.9                720.0
                                                                                ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     $           452.8    $           308.3
                                                                                ===============      ===============


        The accompanying notes are an integral part of these consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


1.   DESCRIPTION OF BUSINESS

     Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("Phoenix"), a publicly traded company. See note 3-"Reorganization and Initial Public Offering."

2.   BASIS OF  PRESENTATION

     The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.

     In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair statement have been included. Operating results for the three months ended March 31, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002. These unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements of Phoenix Life for the year ended December 31, 2001.

3.   REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. In addition, Phoenix Life established a closed block for the benefit of holders of certain of its individual life insurance policies. The purpose of the closed block is to protect, after demutualization, the reasonable policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 6, "Closed Block."

     On June 25, 2001, Phoenix closed its IPO, in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO equaling $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriters discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

4.   SUMMARY OF NEW SIGNIFICANT ACCOUNTING POLICIES

     Goodwill and Other Intangible Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard for goodwill and other intangible assets. The standard primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under the standard, amortization of goodwill and other intangible assets with indefinite lives recorded in past business combinations is discontinued after 2001 and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. In accordance with the standard, goodwill amortization will not be recognized after 2001.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


     The provisions of the standard also apply to equity-method investments. The standard prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

     The standard also requires that goodwill and indefinite-lived intangible assets be tested at least annually for impairment. Upon adoption of the standard, goodwill and indefinite-lived intangibles were tested for impairment by comparing the fair value to the carrying amount of the asset as of the beginning of 2002. The effect of adopting the standard in 2002 decreased after-tax income by $10.4 million for the three months ended March 31, 2002, primarily due to declines in the market value of the business units previously acquired. The asset write-down related to the impairment charge was applied to affiliate equity, because the related business unit is an equity-method investment. Phoenix Life recognized $4.0 million in goodwill amortization in the first quarter of 2001.

     Impairment of Long-Lived Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard, Accounting for the Impairment or Disposal of Long-Lived Assets. Under the standard, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less cost to sell.

     Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Upon adoption of the standard, Phoenix Life determined there was no material effect on its results of operations or financial condition.

5.   SIGNIFICANT TRANSACTIONS

     Deferred Policy Acquisition Costs

     In the first quarter of 2002, Phoenix Life refined the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a $22.1 million increase in the deferred acquisition cost balances.

6.   CLOSED BLOCK

     On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. See note 14 of Phoenix Life's consolidated financial statements for the year ended December 31, 2001 for more information on the closed block.

     As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2001 to March 31, 2002 in excess of expected cumulative earnings did not inure to stockholders and have been used to establish a policyholder dividend obligation as of March 31, 2002. The decrease in the policyholder dividend obligation of $64.4 million pre-tax, consists of $26.2 million of pre-tax losses for the period January 1, 2002 to March 31, 2002 and the unrealized losses on assets in the closed block for the period January 1, 2002 to March 31, 2002 of $38.2 million, pre-tax.


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

    The following sets forth certain summarized financial information relating to the closed block as of March 31, 2002 and December 31, 2001 (in millions):

                                                                                2002               2001
                                                                          ---------------     --------------
     LIABILITIES:
     Policy liabilities and accruals and policyholder deposit funds     $         9,202.2   $        9,150.2
     Policyholder dividends payable                                                 366.4              357.3
     Policyholder dividend obligation                                               102.8              167.2
     Other closed block liabilities                                                  62.5               57.0
                                                                          ---------------     --------------
     Total closed block liabilities                                               9,733.9            9,731.7
                                                                          ---------------     --------------
     ASSETS:
     Available-for-sale debt securities at fair value                             5,812.0            5,734.2
     Mortgage loans                                                                 380.5              386.5
     Policy loans                                                                 1,399.8            1,407.1
     Deferred income taxes                                                          391.9              392.6
     Investment income due and accrued                                              127.4              125.3
     Net due and deferred premiums                                                   39.5               41.1
     Cash and cash equivalents                                                      162.7              239.7
     Other closed block assets                                                       43.4               14.8
                                                                          ---------------     --------------
     Total closed block assets                                                    8,357.2            8,341.3
     Excess of reported closed block liabilities over closed block assets representing maximum future earnings to be recognized
        from closed block assets and liabilities                       $         1,376.7   $        1,390.4
                                                                        =================     ==============

     CHANGE IN POLICYHOLDER DIVIDEND OBLIGATION:
     Balance at beginning of period                                     $           167.2   $          115.5
     Change during the period                                                       (64.4)              51.7
                                                                          ---------------     --------------
         Balance at end of period                                       $           102.8   $          167.2
                                                                        =================     ==============

The following sets forth certain summarized financial information relating to the closed block for the quarter ended March 31, 2002 (in millions):

         REVENUES:
         Premiums                                                       $           248.7
         Net investment income                                                      138.8
         Realized investment losses, net                                            (36.1)
                                                                          ---------------
         Total revenues                                                             351.4
                                                                          ---------------
         EXPENSES:
         Benefits to policyholders                                                  253.5
         Other operating costs and expenses                                           2.8
         Change in policyholder dividend obligation                                 (26.2)
         Dividends to policyholders                                                 100.2
                                                                          ---------------
         Total benefits and expenses                                                330.3
                                                                          ---------------
         Contribution from the closed block, before income taxes                     21.1
         Income tax expense                                                           7.4
                                                                          ---------------
         Contributions from closed block, after income taxes            $            13.7
                                                                        =================

7.   DISCONTINUED REINSURANCE OPERATIONS

     In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance segment consisted primarily of individual life reinsurance operations as well as group accident and health reinsurance business. Phoenix Life placed the retained group

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

     Phoenix Life has reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions during the first three months of 2002.

     Phoenix Life's reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

     A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

     Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in several disputes in which the pool members assert that they can deny coverage to certain insurers that claim that they purchased reinsurance coverage from the pool.

     Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix Life and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000.

     In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with certain of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocessionaires successfully avoids its obligations.

     A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

     Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

     The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $20.7 million and $20.8 million as of March 31, 2002 and December 31, 2001, respectively.

     There were no discontinued reinsurance operating results for the three months ended March 31, 2002 and 2001 because the operations were discontinued prior to January 1, 2001.

8.   COMMITMENTS AND CONTINGENCIES

     Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 7, "Discontinued Operations."

     Phoenix Life makes off-balance sheet commitments related to venture capital partnerships. As of March 31, 2002, total unfunded capital commitments were $162.0 million.

APPENDIX A

PERFORMANCE HISTORY
--------------------------------------------------------------------------------

THESE RATES OF RETURN SHOWN ARE NOT AN ESTIMATE NOR A GUARANTEE OF FUTURE PERFORMANCE. THE PERFORMANCE HISTORY SHOWN IS SOLELY FOR THE UNDERLYING INVESTMENT PORTFOLIOS. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER YOUR POLICY BECAUSE THEY DO NOT ACCOUNT FOR ANY OF THE CHARGES AND DEDUCTIONS THAT APPLY TO YOUR POLICY VALUE. (SEE "CHARGES AND DEDUCTIONS").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

   Example Calculation:



   The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2001

   Value of hypothetical pre-existing account with exactly one
     unit at the beginning of the period:.......................   $1.000000
   Value of the same account (excluding capital changes) at the
     end of the 7-day period:...................................    1.000337
   Calculation:
     Ending account value ......................................    1.000337
     Less beginning account value ..............................    1.000000
     Net change in account value ...............................    0.000337
   Base period return:
     (adjusted change/beginning account value) .................    0.000337
   Current annual yield = return x (365/7) = ...................       1.76%
   Effective annual yield = [(1 + return)(365/7)] - 1 = ........       1.77%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. IF THESE CHARGES WERE REFLECTED IN THESE RETURNS, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER THAN SHOWN. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable product charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit.

You may obtain a copy of the most up-to-date performance numbers for the previous month from your registered representative.


---------------------------------------------------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
                                                      INCEPTION                                                       SINCE
    SERIES                                              DATE         1 YEAR     3 YEARS    5 YEARS     10 YEARS     INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                 05/01/90       -24.04%      -6.09%      3.49%       6.43%       6.35%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                      09/17/96         1.02%       8.63%     -3.71%        N/A       -3.48%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                     10/29/01          N/A         N/A        N/A         N/A        6.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series      10/29/01          N/A         N/A        N/A         N/A        7.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                        12/15/99        -5.98%        N/A        N/A         N/A       -4.49%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series           08/15/00       -33.06%        N/A        N/A         N/A      -46.43%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series   05/01/95         6.62%      13.48%      7.04%        N/A       12.57%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                12/31/82       -34.57%     -11.31%      1.89%       8.05%      13.79%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series        08/15/00       -26.73%        N/A        N/A         N/A      -29.20%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series         12/15/99         5.01%        N/A        N/A         N/A       10.59%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                   10/08/82         3.82%       4.89%      4.99%       4.60%       6.11%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series      12/31/82         6.09%       6.01%      4.87%       7.83%       9.37%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                 03/02/98       -17.96%      10.48%       N/A         N/A       11.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series    07/14/97       -11.90%      -2.50%       N/A         N/A        5.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                  12/15/99         7.24%        N/A        N/A         N/A        6.69%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                           12/15/99       -23.83%        N/A        N/A         N/A      -14.99%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series             10/29/01          N/A         N/A        N/A         N/A        6.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                    10/29/01          N/A         N/A        N/A         N/A        4.25%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                              10/29/01          N/A         N/A        N/A         N/A        5.73%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series               03/02/98        -8.17%       0.12%       N/A         N/A        5.07%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series          09/17/84         1.87%       4.47%     10.71%      10.01%      12.04%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series         11/20/00        -6.84%        N/A        N/A         N/A       -2.51%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        03/02/98        22.98%       8.85%       N/A         N/A        3.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      11/20/00        15.76%        N/A        N/A         N/A       20.65%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                  03/02/98       -25.28%       7.37%       N/A         N/A       11.29%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                 01/29/96       -27.36%      -0.10%     11.07%        N/A       11.09%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                12/15/99       -15.09%        N/A        N/A         N/A      -11.22%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                    05/05/93       -23.28%      -0.39%      6.01%        N/A       11.74%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                          05/05/93       -12.56%      -1.03%      9.69%        N/A       13.40%
---------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             01/25/95       -15.93%       4.01%     16.27%        N/A       22.77%
---------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II      03/28/94         7.03%       5.70%      6.66%        N/A        6.28%
---------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                    03/01/94         1.38%      -1.91%      1.98%        N/A        4.97%
---------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                           11/03/97       -12.37%       0.49%       N/A         N/A        6.80%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    11/03/97       -14.44%      -9.62%       N/A         N/A       -1.04%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  11/03/97       -17.72%       0.15%       N/A         N/A        8.54%
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2              11/08/96         7.04%      11.25%     10.05%        N/A       10.47%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund --       09/27/96        -8.09%      -1.44%    -11.80%        N/A      -11.03%
Class 2
---------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund -- Class 2          05/11/92       -15.99%       0.36%      4.61%        N/A        9.52%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund -- Class 2     11/28/88        -9.95%       3.36%      6.20%       9.91%       9.82%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2           03/15/94        -1.30%       6.57%      8.30%        N/A        9.88%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                 08/22/97       -24.69%      -7.12%       N/A         N/A       -2.14%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                     10/01/97       -13.00%      -1.67%       N/A         N/A        5.32%
---------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                  11/30/99       -48.83%        N/A        N/A         N/A      -29.36%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                  02/01/99       -26.61%        N/A        N/A         N/A       10.24%
---------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                        05/01/95       -21.27%       8.76%      8.08%        N/A       15.53%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                         02/01/99         9.09%        N/A        N/A         N/A       17.60%
---------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                         05/01/95        11.39%       8.56%     12.47%        N/A       18.34%
---------------------------------------------------------------------------------------------------------------------------------

We may include information about series' or advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components. A series may compare its equity or bond returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

The Dow Jones Industrial Average(SM)        Salomon Brothers Corporate Index         The Standard & Poor's 500 Index
First Boston High Yield Index               Salomon Brothers Government Bond          (S&P 500)
                                               Index

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

Lipper Analytical Services                  Morningstar, Inc.                        Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

Barrons                                     Consumer Reports                         The New York Times
Business Week                               Investor's Business Daily                Personal Investor
Changing Times                              Financial Planning                       Registered Representative
Forbes                                      Financial Services Weekly                U.S. News and World Report
Fortune                                     Money                                    The Wall Street Journal

The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:

The Dow Jones Industrial Average(SM)        Salomon Brothers Corporate Index         The S&P 500
First Boston High Yield Index               Salomon Brothers Government Bond
                                               Index

The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting VULA at the address and telephone number on the first page of this prospectus.

APPENDIX B
GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------
The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Variable Universal Life Account, a separate account of the company.

ATTAINED AGE: The age of the insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CASH SURRENDER VALUE: The policy value less any surrender charge that would apply on the date of surrender and less any debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that minimum required premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a policy, plus accrued interest.

GENERAL ACCOUNT: The general asset account of Phoenix.

GUARANTEED INTEREST ACCOUNT ("GIA"): An investment option under which premium payment amounts are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a policy is in effect and the insured's life remains insured.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

INSURED: The person upon whose life the policy is issued.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the policy. An increase or decrease in the face amount of the policy will change the minimum required premium amount.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

MULTIPLE LIFE POLICY: A policy under which the number of insureds is greater than one (1) but no more than five (5), and under which the death benefit is paid upon the death of the first insured to die.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net Asset Value is computed by adding the value of a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PHOENIX (COMPANY, OUR, US, WE): Phoenix Life Insurance Company.

PLANNED ANNUAL PREMIUM: The premium amount that the policyowner agrees to pay each policy year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a policy.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to subaccounts on a pro rata basis are allocated by increasing or decreasing a policy's share in the value of the affected subaccounts and Guaranteed Interest Account so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of a fund.

SINGLE LIFE POLICY: A policy that covers a life of one (1) insured.

SUBACCOUNTS: Accounts within the Account to which nonloaned assets under a policy are allocated.

UNIT: A standard of measurement used to set the value of a policy. The value of a unit for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amount.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of a fund.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for VULA.

VULA: Variable and Universal Life Administration.

                                                                     [VERSION C]

                           PHOENIX INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                    ISSUED BY: PHOENIX LIFE INSURANCE COMPANY


PROSPECTUS                                                        AUGUST 9, 2002



    This prospectus describes a flexible premium variable universal life insurance policy. The policy provides lifetime insurance protection. You may allocate premiums and policy value to the Guaranteed Interest Account and/or one or more of the subaccounts of the Phoenix Life Variable Universal Life Account (the "Account"). The subaccounts purchase, at net asset value, shares of the following funds:

THE PHOENIX EDGE SERIES FUND
----------------------------
   [diamond] Phoenix-Aberdeen International Series
   [diamond] Phoenix-Aberdeen New Asia Series
   [diamond] Phoenix-AIM Mid-Cap Equity Series
   [diamond] Phoenix-Alliance/Bernstein Growth + Value Series [diamond] Phoenix-Deutsche Dow 30 Series
   [diamond] Phoenix-Deutsche Nasdaq-100 Index(R) Series [diamond] Phoenix-Duff & Phelps Real Estate Securities Series [diamond] Phoenix-Engemann Capital Growth Series
   [diamond] Phoenix-Engemann Small & Mid-Cap Growth Series [diamond] Phoenix-Federated U.S. Government Bond Series (1) [diamond] Phoenix-Goodwin Money Market Series
   [diamond] Phoenix-Goodwin Multi-Sector Fixed Income Series [diamond] Phoenix-Hollister Value Equity Series
   [diamond] Phoenix-J.P. Morgan Research Enhanced Index Series [diamond] Phoenix-Janus Flexible Income Series
   [diamond] Phoenix-Janus Growth Series

   [diamond] Phoenix-Kayne Large-Cap Core Series
   [diamond] Phoenix-Kayne Small-Cap Quality Value Series
   [diamond] Phoenix-Lazard International Equity Select Series
   [diamond] Phoenix-Lazard Small-Cap Value Series
   [diamond] Phoenix-Lazard U.S. Multi-Cap Series
   [diamond] Phoenix-Lord Abbett Bond-Debenture Series
   [diamond] Phoenix-Lord Abbett Large-Cap Value Series
   [diamond] Phoenix-Lord Abbett Mid-Cap Value Series

   [diamond] Phoenix-MFS Investors Growth Stock Series [diamond] Phoenix-MFS Investors Trust Series
   [diamond] Phoenix-MFS Value Series
   [diamond] Phoenix-Oakhurst Growth and Income Series [diamond] Phoenix-Oakhurst Strategic Allocation Series [diamond] Phoenix-Sanford Bernstein Global Value Series [diamond] Phoenix-Sanford Bernstein Mid-Cap Value Series [diamond] Phoenix-Sanford Bernstein Small-Cap Value Series [diamond] Phoenix-Seneca Mid-Cap Growth Series
   [diamond] Phoenix-Seneca Strategic Theme Series

   [diamond] Phoenix-State Street Research Small-Cap Growth Series

   [diamond] Phoenix-Van Kampen Focus Equity Series

AIM VARIABLE INSURANCE FUNDS
----------------------------
   [diamond] AIM V.I. Capital Appreciation Fund
   [diamond] AIM V.I. Premier Equity Fund

THE ALGER AMERICAN FUND
-----------------------
   [diamond] Alger American Leveraged AllCap Portfolio

FEDERATED INSURANCE SERIES
--------------------------
   [diamond] Federated Fund for U.S. Government Securities II
   [diamond] Federated High Income Bond Fund II

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
---------------------------------------
   [diamond] VIP Contrafund(R) Portfolio
   [diamond] VIP Growth Opportunities Portfolio
   [diamond] VIP Growth Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST - CLASS 2
--------------------------------------------------------------
   [diamond] Mutual Shares Securities Fund

   [diamond] Templeton Developing Markets Securities Fund (1)

   [diamond] Templeton Foreign Securities Fund
   [diamond] Templeton Global Asset Allocation (1)
   [diamond] Templeton Growth Securities Fund

SCUDDER VIT FUNDS
-----------------
   [diamond] Scudder VIT EAFE(R) Equity Index Fund
   [diamond] Scudder VIT Equity 500 Index Fund

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------
   [diamond] Technology Portfolio

WANGER ADVISORS TRUST
---------------------
   [diamond] Wanger Foreign Forty
   [diamond] Wanger International Small Cap
   [diamond] Wanger Twenty
   [diamond] Wanger U.S. Smaller Companies


(1) Not available for new investors



IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:             [envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS ("VPMO")
                                                                         PO Box 8027
                                                                         Boston, MA 02266-8027
                                                             [telephone] VARIABLE AND UNIVERSAL LIFE ADMINISTRATION ("VULA")
                                                                         Tel. 800/541-0171

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.

The policy is not a deposit nor an obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus provides important information that a prospective investor ought to know before investing.

Read and keep this prospectus for future reference.

                                TABLE OF CONTENTS

Heading                                                   Page
--------------------------------------------------------------

SUMMARY ................................................     4
PERFORMANCE HISTORY.....................................     5
REDUCTION CHARGES.......................................     5
PHOENIX AND THE ACCOUNT.................................     6
   Phoenix .............................................     6
   The Account .........................................     6
   The Guaranteed Interest Account .....................     6
THE POLICY .............................................     6
   Introduction ........................................     6
   Eligible Purchasers .................................     7
   Flexible Premiums ...................................     7
   Allocation of Issue Premium .........................     7
   Free Look Period ....................................     8
   Temporary Insurance Coverage ........................     8
   Transfer of Policy Value ............................     8
     Systematic Transfer Program........................     8
     Nonsystematic Transfers ...........................     8
   Determination of Subaccount Values ..................     9
   Death Benefit .......................................    10
   Surrenders ..........................................    10
   Policy Loans ........................................    11
   Lapse ...............................................    12
   Payment of Premiums During Period of Disability .....    12
   Additional Insurance Options ........................    12
   Additional Rider Benefits ...........................    13

INVESTMENTS OF THE ACCOUNT .............................    14
   Participating Investment Funds.......................    14
   Investment Advisors..................................    16
   Services of the Advisors ............................    17
   Reinvestment and Redemption .........................    17
   Substitution of Investments .........................    18
CHARGES AND DEDUCTIONS .................................    18
   General..............................................    18
   Charges Deducted Once ...............................    18

     State Premium Tax Charge ..........................    18
     Federal Tax Charge.................................    18
   Periodic Charges.....................................    18
   Conditional Charges..................................    19
   Investment Management Charge.........................    20
   Other Taxes .........................................    20

GENERAL PROVISIONS .....................................    20
   Postponement of Payments ............................    20
   Payment by Check ....................................    20
   The Contract ........................................    20
   Suicide .............................................    20
   Incontestability ....................................    21
   Change of Owner or Beneficiary ......................    21
   Assignment ..........................................    21
   Misstatement of Age or Sex ..........................    21
   Surplus..............................................    21

PAYMENT OF PROCEEDS ....................................    21
   Surrender and Death Benefit Proceeds ................    21
   Payment Options .....................................    21
FEDERAL INCOME TAX CONSIDERATIONS ......................    22
   Introduction ........................................    22
   Phoenix's Income Tax Status .........................    22
   Policy Benefits .....................................    22
   Business-Owned Policies..............................    23
   Modified Endowment Contracts ........................    23
   Limitations on Unreasonable Mortality
     and Expense Charges ...............................    24
   Qualified Plans .....................................    24
   Diversification Standards ...........................    24
   Change of Ownership or Insured or Assignment ........    25
   Other Taxes .........................................    25
VOTING RIGHTS ..........................................    25
THE DIRECTORS AND EXECUTIVE OFFICERS


   OF PHOENIX...........................................    26
SAFEKEEPING OF THE ACCOUNT'S ASSETS ....................    27
SALES OF POLICIES ......................................    27
STATE REGULATION .......................................    28
REPORTS ................................................    28
LEGAL PROCEEDINGS ......................................    28
LEGAL MATTERS ..........................................    28
REGISTRATION STATEMENT .................................    28
FINANCIAL STATEMENTS ...................................    28
PHOENIX LIFE VARIABLE UNIVERSAL

   LIFE ACCOUNT FINANCIAL STATEMENTS,

   DECEMBER 31, 2001....................................  SA-1
PHOENIX LIFE INSURANCE COMPANY

   FINANCIAL STATEMENTS, DECEMBER 31, 2001..............   F-1

PHOENIX LIFE INSURANCE COMPANY UNAUDITED
   FINANCIAL STATEMENTS, MARCH 31, 2002 ................  F-46

APPENDIX A--PERFORMANCE HISTORY ........................   A-1
APPENDIX B--GLOSSARY OF SPECIAL TERMS...................   B-1



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire prospectus before making any decision.

INVESTMENT FEATURES

FLEXIBLE PREMIUMS
    The only premiums you have to pay are the issue premium and any payments required to prevent the policy from lapse. See "Flexible Premiums" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the subaccounts of the Account and/or the Guaranteed Interest Account as you will have instructed us.

    You may make transfers into the Guaranteed Interest Account and among the subaccounts at anytime. Transfers from the Guaranteed Interest Account are subject to the rules discussed in "The Guaranteed Interest Account" and under "Transfer of Policy Value."

    The policy value varies with the investment performance of the funds and is not guaranteed.

    The policy value allocated to the Guaranteed Interest Account will depend on deductions taken from the Guaranteed Interest Account to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond]  Generally, you may take loans against 90% of the policy's cash surrender value subject to certain conditions. See "Policy Loans."

[diamond]  You may partially surrender any part of the policy anytime. A partial surrender fee of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond]  You may fully surrender this policy anytime for its cash surrender value. A surrender charge may be imposed. See "Conditional Charges--Surrender Charge."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond]  Both a fixed and variable benefit is available under the policy.

           o  The fixed benefit is equal to the policy's face amount (Option 1)
           o The variable benefit equals the face amount plus the policy value (Option 2)

[diamond]  After the first year, you may reduce the face amount. Certain restrictions apply, and generally, the minimum face amount is $25,000.

[diamond]  The death benefit is payable when the insured dies. See "Death
           Benefit."

DEATH BENEFIT GUARANTEE
    You may elect a guaranteed death benefit. The guaranteed death benefit is equal to the initial face amount or the face amount as later changed by increases or decreases regardless of investment performance. The death benefit guarantee may not be available in some states.

ADDITIONAL BENEFITS
    The following additional benefits are available by rider:

    o  Disability Waiver of Specified Premium
    o  Accidental Death Benefit
    o  Death Benefit Protection
    o  Whole Life Exchange Option
    o  Purchase Protection Plan
    o  Living Benefits Option
    o  Cash Value Accumulation
    o  Child Term
    o  Family Term
    o  Phoenix Individual Edge Term
    o  Age 100+ Rider
    o  LifePlan Options Rider

    Availability of these riders depends upon state approval and may involve an extra cost.

DEDUCTIONS AND CHARGES

FROM PREMIUM PAYMENTS
[diamond]  Taxes

           o  State Premium Tax Charge--2.25%
           o  Federal Tax Charge--1.50%

           See "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE
[diamond]  Issue Expense Charge--Deducted in the first policy year only and payable in 12 monthly installments.

[diamond]  Administrative Charge--Currently set at $5 per month and guaranteed not to exceed $10 per month. This charge reimburses Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond]  Cost of Insurance--Amount deducted monthly. Cost of insurance rates apply to the policy and certain riders. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the Insured.

[diamond]  Surrender Charge--Deducted if the policy is surrendered within the first 10 policy years. See "Surrender Charge."

[diamond]  Partial Surrender Fee--Deducted to recover costs of processing request. The fee is equal to 2% of withdrawal, but not more than $25.

[diamond]  Partial Surrender Charge--Deducted for partial surrenders and decrease in face amount.

[diamond]  Transfer Charge--Maximum of $10. See "Nonsystematic Transfers."

FROM THE ACCOUNT
           Mortality and Expense Risk Charge:

[diamond]  Policy years 1 through 15--.80% annually;

[diamond]  Policy years 16 and after--.25% annually.

FROM THE FUND
    The assets of the Account are used to purchase, at net asset value, shares of your selected underlying funds. The net asset value reflects investment management fees and other direct expenses of the fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond]  within 10 days after you receive the policy, or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond]  within 45 days of completing the application;

whichever is latest.

    See "Free Look Period."

RISK OF LAPSE
    During the first 8 policy years the policy will remain in force as long as the account value is enough to pay the necessary monthly charges. After that, the policy will stay in force for as long as the cash surrender value is enough to pay the monthly deduction charged under the policy. When in the first 8 policy years the account value is no longer enough to cover the monthly charges, or in following years, the cash surrender value is no longer enough to cover the monthly charges, the policy lapses, or ends. We will let you know of an impending lapse situation and give you the opportunity (a "grace period") to keep the policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the Account or the Guaranteed Interest Account are not subject to income tax until there is a distribution from the policy. Loans, partial surrenders or policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The policy is subject to laws and regulations in every state where it is sold. Therefore, the terms of the policy may vary from state to state.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the subaccounts in advertisements, sales literature or reports. Performance information about each subaccount is based on past performance only and is not an indication of future performance. See "Appendix A--Performance History" for more information.

REDUCTION IN CHARGES
--------------------------------------------------------------------------------
    The policy is available for purchase by individuals and groups. We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where it is expected that the size or nature of such policy or policies will result in savings of sales, underwriting, administrative or other costs.

    Eligibility for the amount of these reductions will be determined by a number of factors including:

[diamond]  the number of insured,

[diamond]  the total premium expected to be paid,

[diamond]  the total assets under management for the policyowner,

[diamond]  the nature of the relationship among individual insureds,

[diamond]  the purpose for which the policies are being purchased,

[diamond]  whether there is a preexisting relationship with us, such as being an employee of the Company or its affiliates and their spouses; employees or agents who retire from Phoenix or its affiliates; Phoenix Equity Planning Corporation ("PEPCO"), its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements,

[diamond]  internal transfers from other policies or contracts issued by the
           Company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate; and

[diamond]  other circumstances which in our opinion are rationally related to the expected reduction in expenses.

    Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.

PHOENIX AND THE ACCOUNT
--------------------------------------------------------------------------------
PHOENIX
    On June 25, 2001, Phoenix Home Life Mutual Insurance Company (a New York mutual life insurance company, originally chartered in Connecticut in 1851 and redomiciled to New York in 1992) converted to a stock life insurance company by "demutualizing" pursuant to a plan of reorganization approved by the New York Superintendent of Insurance and changed its name to Phoenix Life Insurance Company ("Phoenix"). As part of the demutualization, Phoenix became a wholly-owned subsidiary of The Phoenix Companies, Inc., a newly-formed, publicly-traded Delaware corporation. Our executive office is at One American Row, Hartford, Connecticut, 06102-5056 and our main administrative office is at 100 Bright Meadow Boulevard, Enfield, Connecticut 06083-1900. Our New York principal office is at 10 Krey Boulevard, East Greenbush, New York 12144. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers.

THE ACCOUNT
    The Account is a separate account of Phoenix, established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the Account or Phoenix by the SEC.

    The Account is divided into subaccounts, each of which is available for allocation of policy value. Each subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional subaccounts which will be made available to existing policyowners to the extent and on a basis decided by us. See "Investments of the Account--Participating Investment Funds."

    We do not guarantee the investment performance of the Account or any of its subaccounts. Contributions to the overall policy value allocated to the Account depend on the chosen fund's investment performance. Thus, you bear the full investment risk for all monies invested in the Account.

    The Account is part of the general business of Phoenix, but the gains or losses of the Account belong solely to the Account. The gains or losses of any other business we may conduct do not affect the Account. Under New York law, the assets of the Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the policy are general corporate obligations of Phoenix.

THE GUARANTEED INTEREST ACCOUNT
    In addition to the Account, you may allocate premiums or transfer values to the Guaranteed Interest Account ("GIA"). Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we will credit any excess interest as determined by us based on expected investment yield information.

    We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

    You may make transfers into the GIA at any time. In general, you may make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the policy value in the GIA as of the date of the transfer. Also, the total value allocated to the GIA may be transferred out to one or more of the subaccounts over a consecutive 4-year period according to the following schedule:

[diamond]  Year One:       25% of the total value

[diamond]  Year Two:       33% of remaining value

[diamond]  Year Three:     50% of remaining value

[diamond]  Year Four:      100% of remaining value

    Transfers from the GIA may also be subject to other rules as described throughout this prospectus.

    Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the Securities and Exchange Commission has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION
    The policy is a flexible premium variable universal life insurance policy. It has a death benefit, cash surrender value and loan privilege as does a traditional fixed benefit whole life policy. The policy differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several subaccounts of the Account and/or the Guaranteed Interest Account. Each subaccount of the Account, in turn, invests its assets exclusively in a portfolio of a fund. The policy value varies according to the investment performance of the series to which premiums have been allocated.

ELIGIBLE PURCHASERS
    Any person up to the age of 85 is eligible to be insured under a newly purchased policy after providing suitable evidence of insurability. You can purchase a policy to insure the life of another person provided that you have an insurable interest in that life and the prospective insured consents.

FLEXIBLE PREMIUMS
    The issue premium required depends on a number of factors, such as:

[diamond]  age;

[diamond]  sex;

[diamond]  rate class of proposed insured;

[diamond]  desired face amount;

[diamond]  supplemental benefit; and

[diamond]  planned premiums.

    The minimum issue premium for a policy is generally 1/6 of the planned annual premium and is due on the policy date. The Insured must be alive when the issue premium is paid. Thereafter, the amount and payment frequency of planned premiums are as shown on the schedule page of the policy. The issue premium payment should be delivered to your registered representative for forwarding to our Underwriting Department. Additional payments should be sent to VPMO.

    Premium payments received by us will be reduced by 2.25% for state premium tax and by 1.50% for federal tax. The issue premium also will be reduced by the issue expense charge deducted in equal monthly installments over a 12-month period. Any unpaid balance of the issue expense charge will be paid to Phoenix upon policy lapse or termination.

    Premium payments received during a grace period, after deduction of state and federal tax charges and any sales charge, will first be used to cover any monthly deductions during the grace period. Any balance will be applied on the payment date to the various subaccounts of the Account or to the Guaranteed Interest Account, based on the premium allocation schedule elected in the application for the policy or by your most recent instructions. See "Transfer of Policy Value--Nonsystematic Transfers."

    The number of units credited to a subaccount of the Account will be determined by dividing the portion of the net premium applied to that subaccount by the unit value of the subaccount on the payment date.

    You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO. We reserve the right to limit increases to such maximums as may be established from time to time. Additional premium payments may be made at any time. Each premium payment must at least equal $25 or, if made during a grace period, the payment must equal the amount needed to prevent lapse of the policy.

    You also may elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under certain conditions during a period of total disability of the insured. Under its terms, the specified premium will be waived upon our receipt of proof that the insured is totally disabled and that the disability occurred while the rider was in force. The policy contains a total premium limit as shown on the schedule page. This limit is applied to the sum of all premiums paid under the policy. If the total premium limit is exceeded, you will receive the excess, with interest at an annual rate of not less than 4%, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. To pay such refund, amounts taken from each subaccount or the Guaranteed Interest Account will be done in the same manner as for monthly deductions. You may write to us and give us different instructions. The total premium limit may be exceeded if additional premium is needed to prevent lapse or if we subsequently determine that additional premium would be permitted by federal laws or regulations.

    You may authorize your bank to draw $25 or more from your personal checking account to be allocated among the available subaccounts or the Guaranteed Interest Account. Your monthly payment will be invested according to your most recent instructions on file at VULA.

    Policies sold to officers, directors and employees of Phoenix (and their spouses and children) will be credited with an amount equal to the first-year commission that would apply on the amount of premium contributed. This option is also available to career agents of Phoenix (and their spouses and children).

ALLOCATION OF ISSUE PREMIUM
    We will generally allocate the issue premium less applicable charges to the Account and/or to the Guaranteed Interest Account upon receipt of a completed application, in accordance with the allocation instructions in the application for a policy. However, policies issued in certain states and policies issued in certain states pursuant to applications which state the policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the Free Look Period) to the Phoenix-Goodwin Money Market subaccount and, at the expiration of the

Free Look Period, the policy value is then allocated among the subaccounts and/or the Guaranteed Interest Account in accordance with the allocation instructions in the application for insurance.

FREE LOOK PERIOD
    You have the right to review the policy. If you are not satisfied with it, you may cancel the policy:

[diamond]  by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond]  within 45 days after completing the application,

whichever occurs latest (the "Free Look Period").

    We treat a returned policy as if we never issued it and, except for policies issued with a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned policy:

(1) the current policy value less any unpaid loans and loan interest; plus

(2) any monthly deductions, partial surrender fees and other charges made under the policy.

    For policies issued with the Temporary Money Market Amendment, the amount returned will equal any premiums paid less any unrepaid loans and loan interest and less any partial surrender amounts paid.

    We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the policy. If we decline to issue the policy, we will refund to you the same amount as would have been refunded under the policy had it been issued but returned for refund during the Free Look Period.

TEMPORARY INSURANCE COVERAGE
    On the date the application for a policy is signed and submitted with the issue premium, we issue a temporary insurance receipt. Under the temporary insurance receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the policy and in the receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM
    You may elect to transfer funds automatically among the subaccounts or the unloaned portion of the Guaranteed Interest Account on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are

[diamond]    $25 monthly,

[diamond]    $75 monthly,

[diamond]    $150 semiannually or

[diamond]    $300 annually.

    You must have an initial value of $1,000 in the Guaranteed Interest Account or the subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that subaccount or the Guaranteed Interest Account drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one sending subaccount or the Guaranteed Interest Account, but may be allocated to more than one subaccount ("receiving subaccounts"). Under the Systematic Transfer Program, you may make more than one transfer per policy year from the Guaranteed Interest Account. These transfers must be in approximately equal amounts and made over a minimum 18-month period.

    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VULA at 800/541-0171 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be made on the basis of the Guaranteed Interest Account and subaccount values on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available subaccounts or the Guaranteed Interest Account and changes in premium payment allocations may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date we receive the request. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future we may charge a fee of $10 for each transfer after the first 2 transfers in a policy year. Transfers under the Systematic Transfer Program do not count against these limitations.

    We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond]  the entire balance in the subaccount or the Guaranteed Interest
           Account is being transferred; or

[diamond]  the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any subaccount if the resulting value of your investment in that subaccount would be less than $500. We further reserve the right to require that the entire balance of a subaccount or the Guaranteed Interest Account be transferred if the value of your investment in that subaccount would be less than $500 immediately after the transfer.

    You may make only 1 transfer per policy year from the unloaned portion of the Guaranteed Interest Account unless

(1) the transfer(s) are made as part of a Systematic Transfer Program, or

(2) we agree to make an exception to this rule.

    The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the Guaranteed Interest Account at the time of the transfer.

    A nonsystematic transfer from the unloaned portion of the Guaranteed Interest Account will be processed on the day such request is received by VPMO.

    Transfers into the Guaranteed Interest Account and among the subaccounts may be made anytime. We reserve the right to limit the number of subaccounts you may invest in to a total of 18 at any one time or over the life of the policy. We may limit you to less than 18 if we are required to do so by law.

Because excessive exchanges between subaccounts can adversely affect fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.

DETERMINATION OF SUBACCOUNT VALUES
    We establish the unit value of each subaccount on the first valuation date of that subaccount. The unit value of a subaccount on any other valuation date is determined by multiplying the unit value of that subaccount on the prior valuation date by the net investment factor for that subaccount for the then current valuation period. The unit value of each subaccount on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to 6 decimal places. The unit value of each subaccount on a valuation date is determined at the end of that day.

    The net investment factor for each subaccount is determined by the investment performance of the assets held by the subaccount during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:

    (A) + (B) - (D) where:
    ---------
       (C)

(A) = the value of the assets in the subaccount on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period

(B) = the amount of any dividend (or, if applicable, any capital gain distribution) received by the subaccount if the "ex-dividend" date for shares of the fund occurs during the current valuation period

(C) = the value of the assets in the subaccount as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the net value amount of any deposits and withdrawals made during the valuation period ending on that date

(D) = the sum of the following daily charges multiplied by the number of days in the current valuation period:

       1. the mortality and expense risk charge; and

       2. the charge, if any, for taxes and reserves for taxes on investment income, and realized and unrealized capital gains.

DEATH BENEFIT

GENERAL
    The death benefit under Option 1 equals the policy's face amount on the date of the death of the insured or, if greater, the minimum death benefit on the date of death.

    Under Option 2, the death benefit equals the policy's face amount on the date of the death of the insured, plus the policy value or, if greater, the minimum death benefit on that date.

    Under either Option, the minimum death benefit is the policy value on the date of death of the insured increased by a percentage determined from a table contained in the policy. This percentage will be based on the insured's attained age at the beginning of the policy year in which the death occurs. If no option is elected, Option 1 will apply.

GUARANTEED DEATH BENEFIT OPTION
    A guaranteed death benefit rider is available. Under this policy rider, if you pay the required premium each year as specified in the rider, the death benefit selected will be guaranteed for a certain specified number of years, regardless of the investment performance of the policy, and will equal either the initial face amount or the face amount as later changed by decreases. To keep this guaranteed death benefit in force, there may be limitations on the amount of partial surrenders or decreases in face amount permitted.

    There is a monthly charge equal to $0.01 per $1,000 of face amount for policies issued with a Guaranteed Death Benefit Rider.

LIVING BENEFITS OPTION
    In the event of a terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available if a Living Benefits Rider has been purchased. The minimum face amount of the policy after any such accelerated benefit payment is $10,000.

REQUESTS FOR INCREASE IN FACE AMOUNT
    Any time after the first policy anniversary, you may request an increase in the face amount of insurance provided under the policy. Requests for face amount increases must be made in writing, and we require additional evidence of insurability. The effective date of the increase generally will be the policy anniversary following approval of the increase. The increase may not be less than $25,000 and no increase will be permitted after the insured's age 75. The charge for the increase is $1.50 per $1,000 of face amount increase requested subject to a maximum of $600. No additional monthly administration charge will be assessed for face amount increases. We will deduct any charges associated with the increase (the increases in cost of insurance charges), from the policy value, whether or not you pay an additional premium in connection with the increase. The surrender charge applicable to the policy also will increase. At the time of the increase, the cash surrender value must be sufficient to pay the monthly deduction on that date, or additional premiums will be required to be paid on or before the effective date. Also, a new Free Look Period (see "The Policy--Free Look Period") will be established for the amount of the increase. For a discussion of possible implications of a material change in the policy resulting from the increase, see "Modified Endowment Contracts--Material Change Rules."

PARTIAL SURRENDER AND DECREASES IN FACE AMOUNT: EFFECT
ON DEATH BENEFIT
    A partial surrender or a decrease in face amount generally decreases the death benefit. Upon a decrease in face amount or partial surrender, a partial surrender charge will be deducted from policy value based on the amount of the decrease or partial surrender. If the change is a decrease in face amount, the death benefit under a policy would be reduced on the next monthly calculation day. If the change is a partial surrender, the death benefit under a policy would be reduced immediately. A decrease in the death benefit may have certain income tax consequences. See "Federal Income Tax Considerations."

REQUESTS FOR DECREASE IN FACE AMOUNT
    You may request a decrease in face amount at any time after the first policy year. Unless we agree otherwise, the decrease must be at least equal to $10,000 and the face amount remaining after the decrease must be at least $25,000. All face amount decrease requests must be in writing and will be effective on the first monthly calculation day following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The charge will equal the applicable surrender charge that would apply to a full surrender multiplied by a fraction (which is equal to the decrease in face amount divided by the face amount of the policy before the decrease).

SURRENDERS

GENERAL
    At any time during the lifetime of the insured and while the policy is in force, you may partially or fully surrender the policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the policy to us. The amount available for surrender is the cash surrender value at the end of the valuation period during which the surrender request is received at VPMO.

    Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."

FULL SURRENDERS
    If the policy is being fully surrendered, the policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the policy by requesting payment of the policy's cash surrender value. It is possible to do this at any time during the lifetime of the insured, while the policy is in force, with a written request to VPMO. We may require the return of the policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any subaccount or in the Guaranteed Interest Account is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that subaccount or the Guaranteed Interest Account.

    Upon a partial surrender, the policy value will be reduced by the sum of the following:

[diamond]  The partial surrender amount paid--this amount comes from a reduction in the policy's share in the value of each subaccount or the Guaranteed Interest Account based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each subaccount will be made in the same manner as that provided for monthly deductions.

[diamond]  The partial surrender fee--this fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each subaccount or the Guaranteed Interest Account will be made in the same manner as provided for the partial surrender amount paid.

[diamond]  A partial surrender charge--this charge is equal to a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction (equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value). This amount is assessed against the subaccount or the Guaranteed Interest Account in the same manner as provided for the partial surrender amount paid.

    The cash surrender value will be reduced by the partial surrender amount paid plus the partial surrender fee. The face amount of the policy will be reduced by the same amount as the policy value is reduced as described above.

POLICY LOANS
    Generally, while the policy is in force, a loan may be taken against the policy up to the available loan value. The loan value on any day is 90% of the policy value reduced by an amount equal to the surrender charge. The available loan value is the loan value on the current day less any outstanding debt.

    The amount of any loan will be added to the loaned portion of the Guaranteed Interest Account and subtracted from the policy's share of the subaccounts or the unloaned portion of the Guaranteed Interest Account, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the Guaranteed Interest Account. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each subaccount or the unloaned portion of the Guaranteed Interest Account will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the Guaranteed Interest Account will increase at an effective annual rate of 2% (4% in New York and New Jersey only), compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the unloaned portion of the Guaranteed Interest Account.

    Loans may be repaid at any time during the lifetime of the insured while the policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the Guaranteed Interest Account. The unloaned portion of the Guaranteed Interest Account will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    Payments received by us for the policy will be applied directly to reduce outstanding loans, unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the insured while the policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the policy unless the policy value becomes insufficient to maintain the policy in force.

    The proceeds of policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."

    In the future, we may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

[diamond]  In all states except New York and New Jersey, the loan interest rate in effect following the policy anniversary nearest the insured's 65th birthday will be 2.25%. The rates in effect before the insured reaches age 65 will be:

           o  Policy years 1-10:                                4%
           o  Policy years 11-15:                               3%
           o  Policy years 16 and thereafter:                2.25%

[diamond]  In New York and New Jersey only, the loan interest rate in effect following the policy anniversary nearest the insured's 65th birthday will be 4.25%. The rates in effect before the Insured reaches age 65 will be:

           o  Policy years 1-10                                 6%
           o  Policy years 11-15:                               5%
           o  Policy years 16 and thereafter:                4.25%

    You will pay interest on the loan at the noted effective annual rates, compounded daily and payable in arrears.

    At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your subaccounts and the unloaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.

    A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the subaccounts and/or unloaned portion of the Guaranteed Interest Account will apply only to the amount remaining in the subaccounts and/or the unloaned portion of the Guaranteed Interest Account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the subaccounts or the unloaned portion of the Guaranteed Interest Account earn more than the annual interest rate for funds held in the loaned portion of the Guaranteed Interest Account, the policy value does not increase as rapidly as it would have had no loan been made. If the subaccounts or the Guaranteed Interest Account earn less than the annual interest rate for values held in the loaned portion of the Guaranteed Interest Account, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the policy's death benefit due to any resulting differences in cash surrender value.

LAPSE
    Unlike conventional life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the policy in force to its maturity date.

    If on any monthly calculation day during the first 8 policy years, the account value is insufficient to cover the monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction. If on any monthly calculation day during any subsequent policy year, the cash surrender value (which should have become positive) is less than the required monthly deduction, a grace period of 61 days will be allowed for the payment of an amount equal to 3 times the required monthly deduction.

    During the grace period, the policy will continue in force but subaccount transfers, loans, partial or full surrenders will not be permitted. Failure to pay the additional amount within the grace period will result in lapse of the policy, but not until 30 days have passed after we mailed a written notice to you. If a premium payment for the additional amount is received by us during the grace period, any amount of premium over what is required to prevent lapse will be allocated among the subaccounts or to the Guaranteed Interest Account according to the current premium allocation schedule. In determining the amount of "excess" premium to be applied to the subaccounts or the Guaranteed Interest Account, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

PAYMENT OF PREMIUMS DURING PERIOD OF DISABILITY
    You may also elect a Waiver of Premium Rider. This rider provides for the waiver of certain premium payments under the policy under certain conditions during a period of total disability of the insured. Under its terms, the specified premium will be waived upon our receipt of proof that the insured is totally disabled and that the disability occurred while the rider was in force. The terms of this rider may vary by state.

ADDITIONAL INSURANCE OPTIONS
    While the policy is in force and the insured is insurable, the policyowner will have the option to purchase additional insurance on the same insured with the same guaranteed rates as the policy without being assessed an issue expense charge. We will require evidence of insurability and charges will be adjusted for the insured's new attained age and any change in risk classification. However, if elected on the application, the policyowner may, at predetermined future dates, purchase additional insurance protection on the same insured without evidence of insurability. See "Additional Rider Benefits--Purchase Protection Plan Rider."

    In addition, once each policy year you may request an increase in face amount. This request should be made within 90 days prior to the policy anniversary and is subject to an issue expense charge of $1.50 per $1,000 of increase in face amount, up to a maximum of $600, and to our receipt of adequate insurability evidence. A Free Look Period as described in "The Policy" section of this prospectus applies to each increase in face amount.

ADDITIONAL RIDER BENEFITS
    You may elect additional benefits under a policy, and you may cancel these benefits at anytime. A charge will be deducted monthly from the policy value for each additional rider benefit chosen except where noted below. More details will be included in the form of a rider to the policy if any of these benefits is chosen. The following benefits are currently available (if approved in your state) and additional riders may be available as described in the policy.

[diamond]  DISABILITY WAIVER OF SPECIFIED PREMIUM RIDER. We waive the specified premium if the insured becomes totally disabled and the disability continues for at least 6 months. Premiums will be waived to the policy anniversary nearest the insured's 65th birthday (provided that the disability continues). If premiums have been waived continuously during the entire 5 years prior to such date, the waiver will continue beyond that date. The premium will be waived upon our receipt of notice that the Insured is totally disabled and that the disability occurred while the rider was in force. The terms may vary by state.

[diamond]  ACCIDENTAL DEATH BENEFIT RIDER. An additional death benefit will be paid before the policy anniversary nearest the Insured's 75th birthday, if:

           o the insured dies from bodily injury that results from an accident; and
           o  the insured dies no later than 90 days after injury.

[diamond]  DEATH BENEFIT PROTECTION RIDER. The purchase of this rider provides that the death benefit will be guaranteed. The amount of the guaranteed death benefit is equal to the initial face amount, or the face amount that you may increase or decrease, provided that certain minimum premiums are paid. Unless we agree otherwise, the initial face amount and the face amount remaining after any decrease must at least equal $50,000 and the minimum issue age of the Insured must be
           20. Three death benefit guarantee periods are available. The minimum premium required to maintain the guaranteed death benefit is based on the length of the guarantee period as elected on the application. The 3 available guarantee periods are:

           1 death benefit guaranteed until the later of the policy anniversary nearest the Insured's 70th birthday or policy year 7;

           2 death benefit guaranteed until the later of the policy anniversary nearest the Insured's 80th birthday or policy year 10;

           3 death benefit guaranteed until the later of the policy anniversary nearest the Insured's 95th birthday.

           Death benefit guarantee periods 1 or 2 may be extended provided that the policy's cash surrender value is sufficient and you pay the new minimum required premium.

           For policies issued in New York, 2 guarantee periods are available:

           1 The policy anniversary nearest the Insured's 75th birthday or the 10th policy year; or

           2  The policy anniversary nearest the Insured's 95th birthday.

[diamond]  WHOLE LIFE EXCHANGE OPTION RIDER. This rider permits you to exchange the policy for a fixed benefit whole life policy at the later of age 65 or policy year 15. There is no charge for this rider.

[diamond]  PURCHASE PROTECTION PLAN RIDER. Under this rider you may, at predetermined future dates, purchase additional insurance protection without evidence of insurability.

[diamond]  LIVING BENEFITS RIDER. Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to a maximum of $250,000) is available. The minimum face amount of the policy after any such accelerated benefit payment is $10,000. There is no charge for this rider.

[diamond]  CASH VALUE ACCUMULATION RIDER. This rider generally permits you to pay more in premium than otherwise would be permitted. This rider must be elected before the policy is issued. There is no charge for this rider.

[diamond]  CHILD TERM RIDER. This rider provides annually renewable term coverage on children of the insured who are between 14 days old and age 18. The term insurance is renewable to age 25. Each child will be insured under a separate rider and the amount of insurance must be the same. Coverage may be converted to a new whole life or variable insurance policy at any time prior to the policy anniversary nearest insured child's 25th birthday.

[diamond]  FAMILY TERM RIDER. This rider provides annually renewable term insurance coverage to age 70 on the
           insured or members of the Insured's immediate family who are at least 18 years of age. The rider is fully convertible through age 65 for each Insured to either a fixed benefit or variable policy.

[diamond]  PHOENIX INDIVIDUAL EDGE TERM RIDER. This rider provides annually renewable term insurance coverage to age 100 on the life of the insured under the base policy. The face amount of the term insurance may be level or increasing. The initial rider death benefit cannot exceed 4 times the initial face amount of the policy.

[diamond]  AGE 100+ RIDER. This rider maintains the full death benefit under the policy after the insured's age 100, as long as the cash surrender value is greater than zero. There is no charge for this rider.

[diamond]  LIFEPLAN OPTIONS RIDER. At specified 5th, 10th and 15th year policy anniversaries, subject to various limitations as set forth in the rider, the following favorable policy options may be exercised or elected:

           1 An option to increase the total face amount of the policy by up to $1,000,000 without a medical exam requirement, while other traditional underwriting rules will still apply.
           2 An option to reduce the base policy face amount up to 50% without incurring a partial surrender charge.
           3 An option to exchange the policy for an annuity without incurring a surrender charge. This option is not available until the 10th policy anniversary.

INVESTMENTS OF THE ACCOUNT
--------------------------------------------------------------------------------

PARTICIPATING INVESTMENT FUNDS
     The following subaccounts invest in corresponding series of a fund.

THE PHOENIX EDGE SERIES FUND
     PHOENIX-ABERDEEN INTERNATIONAL SERIES: The series seeks a high total return consistent with reasonable risk.

     PHOENIX-ABERDEEN NEW ASIA SERIES: The series seeks long-term capital appreciation.

     PHOENIX-AIM MID CAP EQUITY SERIES: The series seeks long-term growth of capital.

     PHOENIX-ALLIANCE/BERNSTEIN GROWTH + VALUE SERIES: The series seeks long-term capital growth.

     PHOENIX-DEUTSCHE DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial Average(SM) (the "DJIA(SM)") before fund expenses.

     PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES: This non-diversified series seeks to track the total return of the Nasdaq-100 Index(R) (the "Index") before fund expenses.

     PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The series seeks capital appreciation and income with approximately equal emphasis.

     PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The series seeks to achieve intermediate and long-term growth of capital appreciation with income as a secondary consideration.

     PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES: The series seeks to achieve its objective of long-term growth of capital.

     PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES: The series seeks to maximize total return. As of February 16, 2001, this series is closed to new investors. Existing investors may continue to allocate payments to this series or to any other series offered.

     PHOENIX-GOODWIN MONEY MARKET SERIES: The series seeks to provide maximum current income consistent with capital preservation and liquidity.

     PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The series seeks long-term total return.

     PHOENIX-HOLLISTER VALUE EQUITY SERIES: The series seeks long-term capital appreciation with current income as a secondary consideration.

     PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization within the market sectors found in the S&P 500.

     PHOENIX-JANUS FLEXIBLE INCOME SERIES: The series seeks to obtain maximum total return, consistent with preservation of capital.

     PHOENIX-JANUS GROWTH SERIES: The series seeks long-term growth of capital in a manner consistent with the preservation of capital.


     PHOENIX-KAYNE LARGE-CAP CORE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

     PHOENIX-KAYNE SMALL-CAP QUALITY VALUE SERIES: The series seeks long-term capital appreciation with dividend income as a secondary consideration.

     PHOENIX-LAZARD INTERNATIONAL EQUITY SELECT SERIES: The series seeks long-term capital appreciation.

     PHOENIX-LAZARD SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation.

     PHOENIX-LAZARD U.S. MULTI-CAP SERIES: The series seeks long-term capital appreciation.

     PHOENIX-LORD ABBETT BOND-DEBENTURE SERIES: The series seeks high current income and long-term capital appreciation to produce a high total return.

     PHOENIX-LORD ABBETT LARGE-CAP VALUE SERIES: The series seeks capital appreciation with income as a secondary consideration.

     PHOENIX-LORD ABBETT MID-CAP VALUE SERIES: The series seeks capital appreciation.


     PHOENIX-MFS INVESTORS GROWTH STOCK SERIES: The series seeks long-term growth of capital and future income rather than current income.

     PHOENIX-MFS INVESTORS TRUST SERIES: The series seeks long-term growth of capital and secondarily to provide reasonable current income.

     PHOENIX-MFS VALUE SERIES: The series seeks capital appreciation and reasonable income.

     PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The series seeks dividend growth, current income and capital appreciation.

     PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The series seeks high total return over an extended period of time consistent with prudent investment risk.

     PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES: The series seeks long-term capital growth through investment in equity securities of foreign and U.S. companies.

     PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES: The series seeks long-term capital appreciation with current income as the secondary consideration.

     PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES: The series seeks long-term capital appreciation by investing primarily in small-capitalization stocks that appear to be undervalued with current income as a secondary consideration.

     PHOENIX-SENECA MID-CAP GROWTH SERIES: The series seeks capital appreciation.

     PHOENIX-SENECA STRATEGIC THEME SERIES: The series seeks long-term capital appreciation.


     PHOENIX-STATE STREET RESEARCH SMALL-CAP GROWTH SERIES: The series seeks long-term capital growth.


     PHOENIX-VAN KAMPEN FOCUS EQUITY SERIES: The series seeks capital appreciation by investing primarily in equity securities.

AIM VARIABLE INSURANCE FUNDS
     AIM V.I. CAPITAL APPRECIATION FUND: The fund seeks growth of capital.

     AIM V.I. PREMIER EQUITY FUND: The fund seeks to achieve long-term growth of capital with income as a secondary consideration.

THE ALGER AMERICAN FUND
     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO: The portfolio seeks long-term capital appreciation.

FEDERATED INSURANCE SERIES
     FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The fund seeks current income.

     FEDERATED HIGH INCOME BOND FUND II: The fund seeks high current income.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
     VIP CONTRAFUND(R) PORTFOLIO: The portfolio seeks long-term capital appreciation.

     VIP GROWTH OPPORTUNITIES PORTFOLIO: The portfolio seeks to provide capital growth.

     VIP GROWTH PORTFOLIO: The portfolio seeks to achieve long-term capital appreciation.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
     MUTUAL SHARES SECURITIES FUND: The fund seeks capital appreciation with income as a secondary objective.

     TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The fund seeks long-term capital appreciation. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

     TEMPLETON FOREIGN SECURITIES FUND: The fund seeks long-term capital growth.

     TEMPLETON GLOBAL ASSET ALLOCATION FUND: The fund seeks a high level of total return. As of October 29, 2001, this fund is closed to new investors. Existing investors may continue to allocate payments to this fund or to any other funds offered.

     TEMPLETON GROWTH SECURITIES FUND: The fund seeks long-term capital growth.

SCUDDER VIT FUNDS
     SCUDDER VIT EAFE(R) EQUITY INDEX FUND: The fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index").

     SCUDDER VIT EQUITY 500 INDEX FUND: The fund seeks to replicate as closely as possible, the performance of the Standard & Poor's 500 Composite Stock Price Index.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
     TECHNOLOGY PORTFOLIO: The portfolio seeks long-term capital appreciation.

WANGER ADVISORS TRUST
     WANGER FOREIGN FORTY: The fund seeks long-term capital growth.

     WANGER INTERNATIONAL SMALL CAP: The fund seeks long-term capital growth.

     WANGER TWENTY: The fund seeks long-term capital growth.

     WANGER U.S. SMALLER COMPANIES: The fund seeks long-term capital growth.

    Each fund's prospectus contains important additional information, which you should read carefully before investing. Contact VULA at the address and telephone number on page 1 to obtain copies of the funds' prospectuses.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.

    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund(s) simultaneously. Although neither we nor the fund(s) trustees currently foresee any such disadvantages either to variable life insurance policyowners or to variable annuity contract owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from (1) changes in state insurance laws, (2) changes in federal income tax laws, (3) an administrative or judicial decision, (4) changes in the investment management of any portfolio of the fund(s), (5) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners or (6) a Phoenix decision to disregard policy holders' or contract owners' voting instructions. We will, at our own expense, remedy such material conflicts, including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS

    The following are the investment advisors and subadvisors for the variable investment options:

------------------------------------------------------------------
PHOENIX INVESTMENT COUNSEL, INC. ("PIC")
------------------------------------------------------------------
Phoenix-Aberdeen International Series
Phoenix-Engemann Capital Growth Series
Phoenix-Engemann Small & Mid-Cap Growth Series
Phoenix-Goodwin Money Market Series
Phoenix-Goodwin Multi-Sector Fixed Income Series
Phoenix-Hollister Value Equity Series

Phoenix-Kayne Large-Cap Core Series
Phoenix-Kayne Small-Cap Quality Value Series

Phoenix-Oakhurst Growth and Income Series
Phoenix-Oakhurst Strategic Allocation Series
Phoenix-Seneca Mid-Cap Growth Series
Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------


------------------------------------------------------------------
PIC SUBADVISORS
------------------------------------------------------------------
Aberdeen Fund Managers, Inc.
o    Phoenix-Aberdeen International Series
Roger Engemann & Associates, Inc. ("Engemann")
o    Phoenix-Engemann Capital Growth Series
o    Phoenix-Engemann Small & Mid-Cap Growth Series

Kayne Anderson Rudnick Investment Management, LLC
o    Phoenix-Kayne Large-Cap Core Series
o    Phoenix-Kayne Small-Cap Quality Value Series

Seneca Capital Management, LLC ("Seneca")
o    Phoenix-Seneca Mid-Cap Growth Series
o    Phoenix-Seneca Strategic Theme Series
------------------------------------------------------------------


------------------------------------------------------------------
PHOENIX VARIABLE ADVISORS, INC. ("PVA")
------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series
Phoenix-Alliance/Bernstein Growth + Value Series
Phoenix-Deutsche Dow 30 Series
Phoenix-Deutsche Nasdaq-100 Index(R) Series
Phoenix-Federated U.S. Government Bond Series
Phoenix-J.P. Morgan Research Enhanced Index Series
Phoenix-Janus Flexible Income Series
Phoenix-Janus Growth Series

Phoenix-Lazard International Equity Select Series
Phoenix-Lazard Small-Cap Value Series
Phoenix-Lazard U.S. Multi-Cap Series
Phoenix-Lord Abbett Bond-Debenture Series
Phoenix-Lord Abbett Large-Cap Value Series
Phoenix-Lord Abbett Mid-Cap Value Series

Phoenix-MFS Investors Growth Stock Series
Phoenix-MFS Investors Trust Series
Phoenix-MFS Value Series
Phoenix-Sanford Bernstein Global Value Series
Phoenix-Sanford Bernstein Mid-Cap Value Series
Phoenix-Sanford Bernstein Small-Cap Value Series

Phoenix-State Street Research Small-Cap Growth Series

Phoenix-Van Kampen Focus Equity Series
------------------------------------------------------------------


------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------
AIM Capital Management, Inc.
o    Phoenix-AIM Mid-Cap Equity Series
Alliance Capital Management, L.P.
o    Phoenix-Alliance/Bernstein Growth + Value Series
o    Phoenix-Sanford Bernstein Global Value Series
o    Phoenix-Sanford Bernstein Mid-Cap Value Series
o    Phoenix-Sanford Bernstein Small-Cap Value Series
Deutsche Asset Management
o    Phoenix-Deutsche Dow 30 Series
o    Phoenix-Deutsche Nasdaq-100 Index(R) Series
Federated Investment Management Company
o    Phoenix-Federated U.S. Government Bond Series
------------------------------------------------------------------

------------------------------------------------------------------
PVA SUBADVISORS
------------------------------------------------------------------
J.P. Morgan Investment Management, Inc.
o    Phoenix-J.P. Morgan Research Enhanced Index Series

Janus Capital Management LLC
o    Phoenix-Janus Flexible Income Series
o    Phoenix-Janus Growth Series
Lazard Asset Management
o Phoenix-Lazard International Equity Select Series
o Phoenix-Lazard Small-Cap Value Series
o Phoenix-Lazard U.S. Multi-Cap Series
Lord, Abbett & Co. LLC
o Phoenix-Lord Abbett Bond-Debenture Series
o Phoenix-Lord Abbett Large-Cap Value Series
o Phoenix-Lord Abbett Mid-Cap Value Series

MFS Investment Management
o    Phoenix-MFS Investors Growth Stock Series
o    Phoenix-MFS Investors Trust Series
o    Phoenix-MFS Value Series

Morgan Stanley Investment Management Inc.
o    Phoenix-Van Kampen Focus Equity Series
State Street Research & Management Company
o   Phoenix-State Street Research Small-Cap Growth Series

------------------------------------------------------------------


------------------------------------------------------------------
DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DPIM")
------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series
------------------------------------------------------------------


------------------------------------------------------------------
PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC  ("PAIA")
------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series
------------------------------------------------------------------


-----------------------------------------------------------------
PAIA SUBADVISORS
-----------------------------------------------------------------
PIC
Aberdeen Fund Managers, Inc.
o   Phoenix-Aberdeen New Asia Series
-----------------------------------------------------------------

    Based on subadvisory agreements with the fund, PIC and PVA as investment advisors delegate certain investment decisions and research functions to subadvisors.

    PIC, DPIM and Engemann are indirect, wholly-owned subsidiaries of Phoenix Investment Partners, Ltd. ("PXP"). Seneca is a partially-owned subsidiary of PXP. PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix and PHL Variable. PAIA is jointly owned and managed by PM Holdings, Inc., a wholly-owned subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc.

    PVA is a wholly-owned subsidiary of PM Holdings, Inc.

------------------------------------------------------------------
OTHER ADVISORS
------------------------------------------------------------------

AIM Advisors, Inc.
o   AIM V.I. Capital Appreciation Fund
o   AIM V.I. Premier Equity Fund
Fred Alger Management, Inc.
o   Alger American Leveraged AllCap Portfolio
Deutsche Asset Management
o    Scudder VIT EAFE(R) Equity Index Fund
o    Scudder VIT Equity 500 Index Fund
Federated Investment Management Company
o    Federated Fund for U.S. Government Securities II
o    Federated High Income Bond Fund II
Fidelity Management and Research Company
o    VIP Contrafund(R) Portfolio
o    VIP Growth Opportunities Portfolio
o    VIP Growth Portfolio
Franklin Mutual Advisers, LLC
o    Mutual Shares Securities Fund

Morgan Stanley Investment Management Inc.
o    Technology Portfolio

Templeton Asset Management, Ltd.
o    Templeton Developing Markets Securities Fund
Templeton Global Advisors Limited
o    Templeton Growth Securities Fund
Templeton Investment Counsel, Inc.
o    Templeton Foreign Securities Fund
o    Templeton Global Asset Allocation Fund
Wanger Asset Management, L.P.
o    Wanger Foreign Forty
o    Wanger International Small Cap
o    Wanger Twenty
o    Wanger U.S. Smaller Companies
------------------------------------------------------------------

SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the funds' prospectuses.

REINVESTMENT AND REDEMPTION
    All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.

SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional subaccounts within the Account, each of which will invest in shares of a designated portfolio of a fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the subaccount in which the substitution is to occur to another subaccount.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL
    Charges are deducted in connection with the policy to compensate us for:

[diamond]  our expenses in selling the policy;

[diamond]  underwriting and issuing the policy;

[diamond]  premium and federal taxes incurred on premiums received;

[diamond]  providing the insurance benefits set forth in the policy; and

[diamond]  assuming certain risks in connection with the policy.

    The nature and amount of these charges are more fully described in sections below.

    When we issue policies under group or sponsored arrangements, we may reduce or eliminate the:

[diamond]  issue expense charge; and/or

[diamond]  surrender charge.

    Sales to a group or through sponsored arrangement often result in lower per policy costs and often involve a greater stability of premiums paid into the policies. Under such circumstances, Phoenix tries to pass these savings onto the purchasers. The amount of reduction will be determined on a case-by-case basis and will reflect the cost reduction we expect as a result of these group or sponsored sales.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

CHARGES DEDUCTED ONCE
[diamond]  STATE PREMIUM TAX CHARGE. Various states (and countries and cities)
           impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.62% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.

[diamond]  FEDERAL TAX CHARGE. A charge equal to 1.50% of each premium will be deducted from each premium payment to cover the estimated cost to us of the federal income tax treatment of deferred acquisition costs.

PERIODIC CHARGES

MONTHLY
[diamond]  ISSUE EXPENSE CHARGE. This charge is to reimburse Phoenix for underwriting and start-up expenses in connection with issuing a policy. The issue expense charge is $1.50 per $1,000 of face amount up to a maximum of $600.

           Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments over the first 12 months of the policy. Generally, administrative costs per policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain member characteristics, the purposes for which the policies are purchased and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced administration costs expected as a result of sales to a particular group or sponsored arrangement.

[diamond]  ADMINISTRATIVE CHARGE. Currently set at $5 per month and guaranteed not to exceed $10 per month. This charge is to reimburse Phoenix for daily administration, monthly processing, updating daily values and for annual/quarterly statements.

[diamond]  COST OF INSURANCE. To determine this expense, we multiply the appropriate cost of insurance rate by the difference between your policy's death benefit and the policy value. Generally, cost of insurance rates are based on the sex, attained age, duration and risk class of the Insured. In certain states and for policies issued in conjunction with certain qualified plans, cost of insurance rates are not based on sex. The actual monthly costs of insurance rates are based on our expectations of future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the policy. These guaranteed maximum rates are equal to 100% of the 1980 Commissioners Standard Ordinary ("CSO") Mortality Table, with appropriate adjustment for the insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same sex, insurance age and risk class whose policies have been in force for the same length of time. Your risk class may affect your cost of insurance rate. We currently place insureds into a standard risk class or a risk class involving a higher mortality risk, depending on the health of the insureds as determined by medical information that we request. For otherwise identical policies, insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class is divided into four categories: smoker and 3 classes of nonsmokers. Nonsmokers will generally incur a lower cost of insurance than similarly situated insureds who smoke.

[diamond]  COST OF ANY RIDERS TO YOUR POLICY. Certain policy riders require the payment of additional premiums to pay for the benefit provided by the rider.

    Monthly deductions are made on each monthly calculation day. The amount deducted is allocated among subaccounts and the unloaned portion of the Guaranteed Interest Account based on an allocation schedule specified by you.

    You initially select this schedule in your application, and you can change it later from time to time. If any subaccount or the unloaned portion of the Guaranteed Interest Account is insufficient to permit the full withdrawal of the monthly deduction, the withdrawals from the other subaccounts and/or Guaranteed Interest Account will be proportionally increased.

DAILY
[diamond]  MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of
           0.80% is deducted daily from the Account. After the 15th policy year, the charge is reduced to an annual rate of 0.25%. No portion of this charge is deducted from the Guaranteed Interest Account.

           The mortality risk assumed by us is that collectively our insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, therefore, the total amount of death benefits that we pay out will be greater than what we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the policies may exceed the limits on administrative charges set in the policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of policy loans, which may cause us to incur greater costs than expected when we designed the policies. To the extent we profit from this charge, we may use those profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond]  SURRENDER CHARGE. During the first 10 policy years, there is a difference between the amount of policy value and the amount of cash surrender value of the policy. This difference is the surrender charge, which is a contingent deferred sales charge. The surrender charge is designed to recover the expense of distributing policies that are terminated before distribution expenses have been recouped from revenue generated by these policies. These are contingent charges because they are paid only if the policy is surrendered (or the face amount is reduced or the policy lapses) during this period. They are deferred charges because they are not deducted from premiums.

    During the first 10 policy years, the surrender charge is equal to a certain premium called the commission target premium multiplied by the following factors:

    2.25                       for policy months 1-60
    2.25 minus .03 t           where t equals policy months 61-96
    1.17 minus .0488 t         where t equals policy months 97-119
    0                          for policy month greater than 119

    This amount is capped by the maximum allowable surrender charge under the Standard Nonforfeiture Law of each state.

    The following table shows the surrender charges applicable for a male nonsmoker for a total amount of $100,000:

             ISSUE AGE           INITIAL SURRENDER
             ---------           -----------------
                25                   1,235.25
                35                   1,923.75
                45                   3,127.94
                55                   4,611.17
                65                   5,850.00
                75                   5,850.00
                85                   5,850.00

    The following table gives a specific example for the duration of the surrender charge period for a male age 35 nonsmoker, for a face amount of $100,000. The surrender charge is equal to:

                     SURRENDER CHARGE SCHEDULE
                     -------------------------
    POLICY    SURRENDER   POLICY  SURRENDER  POLICY  SURRENDER
     MONTH     CHARGE     MONTH    CHARGE    MONTH    CHARGE
     -----     ------     -----    ------    -----    ------

      1-12    $1923.75     78    $1462.05    100     $833.45
     13-24     1923.75     79     1436.40    101      791.73
     25-36     1923.75     80     1410.75    102      750.01
     37-48     1923.75     81     1385.10    103      708.28
     49-60     1923.75     82     1359.45    104      666.56
       61      1898.10     83     1333.80    105      624.83
       62      1872.45     84     1308.15    106      583.11
       63      1846.80     85     1282.50    107      541.39
       64      1821.15     86     1256.85    108      499.66
       65      1795.50     87     1231.20    109      457.94
       66      1769.85     88     1205.55    110      416.21
       67      1744.20     89     1179.90    111      374.49
       68      1718.55     90     1154.25    112      332.77
       69      1692.90     91     1128.60    113      291.04
       70      1667.25     92     1102.95    114      249.32
       71      1641.60     93     1077.30    115      207.59
       72      1615.95     94     1051.65    116      165.87
       73      1590.30     95     1026.00    117      124.15
       74      1564.65     96     1000.35    118       82.42
       75      1539.00     97      958.63    119       40.70
       76      1513.35     98      916.90    120         .00
       77      1487.70     99      875.18

    The surrender charge will apply if you either surrender the policy for its cash surrender value or let the policy lapse. There is no surrender charge after the 10th policy year.

[diamond]  PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each subaccount and Guaranteed Interest Account in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as are monthly deductions.

[diamond]  PARTIAL SURRENDER CHARGE. If less than all of the policy is surrendered, the amount withdrawn is a "partial surrender." A charge as described below is deducted from the policy value upon a partial surrender of the policy. The charge is a pro rata portion of the applicable surrender charge that would apply to a full surrender, determined by multiplying the applicable surrender charge by a fraction which is equal to the partial surrender amount payable divided by the result of subtracting the applicable surrender charge from the policy value. This amount is assessed against the subaccounts and the Guaranteed Interest Account in the same proportion as the withdrawal is allocated.

           A partial surrender charge also is deducted from policy value upon a decrease in face amount. The charge is equal to the applicable surrender charge multiplied by a fraction equal to the decrease in face amount divided by the face amount of the policy prior to the decrease.

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series.

    These fund charges and other expenses are described more fully in the fund prospectuses.

OTHER TAXES
    Currently no charge is made to the Account for federal income taxes that may be attributable to the Account. We may, however, make such a charge in the future for these or any other taxes attributable to the Account.

GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
    Payment of any amount upon complete or partial surrender, policy loan or benefits payable at death (in excess of the initial face amount) or maturity may be postponed:

[diamond]  for up to 6 months from the date of the request, for any transactions dependent upon the value of the Guaranteed Interest Account;

[diamond]  whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond]  whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

    Transfers also may be postponed under the above circumstances.

PAYMENT BY CHECK
    Payments under the policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the policy.

SUICIDE
    If the insured commits suicide within 2 years after the policy's date of issue, the policy will stop and become void. We will pay you the policy value adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the policy.

INCONTESTABILITY
    We may not contest this policy or any attached rider after it has been in force during the insured's lifetime or for 2 years from the policy date.

CHANGE OF OWNER OR BENEFICIARY
    The beneficiary, as named in the policy application or subsequently changed, will receive the policy benefits at the insured's death. If the named beneficiary dies before the insured, the contingent beneficiary, if named, becomes the beneficiary. If no beneficiary survives the insured, the death benefit payable under the policy will be paid to your estate.

    As long as the policy is in force, the policyowner and the beneficiary may be changed in writing, in a form satisfactory to us. A change in beneficiary will take effect as of the date the notice is signed, whether or not the insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.

ASSIGNMENT
    The policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.

MISSTATEMENT OF AGE OR SEX
    If the age or sex of the insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.

SURPLUS
    Policies issued on or after the date of Phoenix's demutualization, June 25, 2001, will not be eligible to share in Phoenix's profits or surplus earnings. The demutualization will not change any eligibility, described in the next paragraph, of a policy owned prior to the date of demutualization.

    You may share in divisible surplus of Phoenix to the extent decided annually by the Phoenix Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in the subaccount's investment results.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS
    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.

    Under certain conditions, in the event of the terminal illness of the insured, an accelerated payment of up to 75% of the policy's death benefit (up to maximum of $250,000), is available under the Living Benefits Rider. The minimum face amount remaining after any such accelerated benefit payment is $10,000.

    While the insured is living, you may elect a payment option for payment of the death proceeds to the beneficiary. You may revoke or change a prior election, unless such right has been waived. The beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the beneficiary. A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    If the policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future. The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

OPTION 1--LUMP SUM
    Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST
    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.

OPTION 3--PAYMENT FOR A SPECIFIC PERIOD
    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN
    Equal installments are paid until the later of:

[diamond]  the death of the payee; or

[diamond]  the end of the period certain.

    The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:

[diamond]  10 years;

[diamond]  20 years; or

[diamond]  until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

    Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3-3/8% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3-1/4% per year.

OPTION 5--LIFE ANNUITY
    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3-1/2% per year.

OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT
    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in 1 sum on the date credited.

OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN
    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]  the end of the 10-year period certain;

[diamond]  the death of the insured; or

[diamond]  the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed. Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3-3/8% per year.

    For additional information concerning the above payment options, see the policy.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
INTRODUCTION
    The ultimate effect of federal income taxes on values under the Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the income tax status of the individual concerned. This discussion is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, an income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other tax laws. Because this discussion is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS
    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the Account nor the Guaranteed Interest Account is a separate entity from Phoenix and their operations form a part of Phoenix.

    Investment income and realized capital gains on the assets of the Account are reinvested and taken into account in determining the value of the Account. Investment income of the Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the Account for our federal income taxes which may be attributable to the Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Account.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The policy, whether or not it is a modified endowment contract (see "Modified Endowment Contracts"), should be treated as meeting the definition of a life insurance contract for federal income tax purposes under Section 7702 of the Code. As such, the death benefit proceeds thereunder should be excludable from the gross income of the beneficiary under Code Section 101(a)(1). Also, a policyowner should not be considered to be in constructive receipt of the cash value, including investment income. However, see the sections below on possible taxation of amounts received under the policy, via full surrender, partial surrender or loan. In addition, a benefit paid under a Living Benefits Rider may be taxable as income in the year of receipt.

    Code Section 7702 imposes certain conditions with respect to premiums received under a policy. We monitor the premiums to assure compliance with such conditions. However, if the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyowner within 60 days after the end of the policy year, and maintain the qualification of the policy as life insurance for federal income tax purposes.

FULL SURRENDER
    Upon full surrender of a policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    If the policy is a modified endowment contract, partial surrenders are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts below. If the policy is not a modified endowment contract, partial surrenders still may be taxable, as follows. Code Section 7702(f)(7) provides that where a reduction in death benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction, the policyowner may be taxed on all or a part of the amount distributed. A reduction in death benefits may result from a partial surrender. After 15 years, the proceeds will not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. We suggest you consult with your tax advisor in advance of a proposed decrease in death benefits or a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts. The benefit payment under the Living Benefits Rider is not considered a partial surrender.

LOANS
    We believe that any loan received under a policy will be treated as your indebtedness. If the policy is a modified endowment contract, loans are fully taxable to the extent of income in the policy and are possibly subject to an additional 10% tax. See the discussion on modified endowment contracts. If the policy is not a modified endowment contract, we believe that no part of any loan under a policy will constitute income to you.

    The deductibility by a policyowner of loan interest under a policy may be limited under Code Section 264, depending on the circumstances. A policyowner intending to fund premium payments through borrowing should consult an income tax advisor with respect to the tax consequences. Under the "personal" interest limitation provisions of the Code, interest on policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

MODIFIED ENDOWMENT CONTRACTS

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Life insurance policies can be modified endowment contracts if they fail to meet what is known as "the 7-pay test."

    This test compares your policy to a hypothetical life insurance policy of equal face amount which requires 7 equal annual premiums to be "fully paid-up," continuing to provide a level death benefit with no further premiums. A policy becomes a modified endowment contract if, at any time during the first 7 years, the cumulative premium paid on the policy exceeds the cumulative premium that would have been paid under the hypothetical policy. Premiums paid during a policy year but which are returned by us with interest within 60 days after the end of the policy year will be excluded from the 7-pay test. A life insurance policy received in exchange for a modified endowment contract will be treated as a modified endowment contract.

REDUCTION IN BENEFITS DURING THE FIRST 7 YEARS
    If there is a reduction in death benefits or reduction or elimination of any Additional Rider Benefit previously elected during the first 7 policy years, the premiums are redetermined for purposes of the 7-pay test as if the policy originally had been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first 7 policy years.

DISTRIBUTIONS AFFECTED
    If a policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the test is failed and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within 2 years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the policy satisfies the 7-pay test for 7 years, distributions and loans generally will not be subject to the modified endowment contract rules.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]  made on or after the taxpayer attains age 59 1/2;

[diamond]  attributable to the taxpayer's disability (within the meaning of Code
           Section 72(m)(7)); or

[diamond]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.

MATERIAL CHANGE RULES
Any determination of whether the policy meets the 7-pay test will begin again any time the policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit or any increase in or addition of any rider benefit available as an Additional Rider Benefit (described above), with the following 2 exceptions.

[diamond]  First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first seven policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.

[diamond]  Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the policy, this does not constitute a material change if:
           o the cost-of-living determination period does not exceed the remaining premium payment period under the policy; and
           o the cost-of-living increase is funded ratably over the remaining premium payment period of the policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.

    A material change may occur at any time during the life of the policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.

SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS
    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same policyowner within the same calendar year will be treated as 1 modified endowment contract in determining the taxable portion of any loans or distributions made to the policyowner. The U.S. Treasury has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A tax advisor should be consulted about the tax consequences of the purchase of more than 1 modified endowment contract within any calendar year.

LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the policy, unless U.S. Treasury regulations prescribe a higher level of charge. In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
    A policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the policy in conjunction with a qualified plan until you have consulted a pension consultant or income tax advisor.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each series is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the series' assets be invested in no more than:

[diamond]  55% in any 1 investment

[diamond]  70% in any 2 investments

[diamond]  80% in any 3 investments

[diamond]  90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the Account are direct obligations of the U.S. Treasury. In this case, there is no limit on the investment that may be made in U.S. Treasury securities, and for purposes of determining whether assets other than U.S. Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Account's investment in U.S. Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the U.S. Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the policy may need to be modified to comply with such future U.S. Treasury announcements. For these reasons, we reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of the assets of the Account.

    We intend to comply with the Diversification Regulations to assure that the policies continue to qualify as a life insurance contract, for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the policyowner or the insured or an exchange or assignment of the policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same Insured. If the surrendered policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of an income tax advisor.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or beneficiary. We do not make any representations or guarantees regarding the tax consequences of any policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the funds' shares held by the subaccounts at any regular and special meetings of shareholders of the funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

    Fund shares held in a subaccount for which no timely instructions are received, and Fund shares which are not otherwise attributable to policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all policies participating in that subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the funds or to approve or disapprove an investment advisory contract for the funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a policyowner in the investment policies or the investment advisor of the funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to policyowners.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

NAME                      PRINCIPAL OCCUPATION
----                      --------------------
DIRECTORS

Sal H. Alfiero            Chairman and Chief Executive
                          Officer
                          Protective Industries LLC
                          Buffalo, NY
                          Various positions with
                          Mark IV Industries

J. Carter Bacot           Director (retired Chairman and
                          Chief Executive Officer)
                          The Bank of New York
                          New York, NY

Peter C. Browning         Chairman of the Board
                          NUCOR
                          Charlotte, NC
                          Various positions with
                          Sunoco Products Company

Arthur P. Byrne           President, Chief Executive Officer
                          and Chairman
                          The Wiremold Company
                          West Hartford, CT
                          Various positions with
                          The Wiremold Company

Sanford Cloud, Jr.        President and Chief Executive
                          Officer, The National Conference
                          for Community and Justice
                          New York, NY

Richard N. Cooper         Mauritus C. Boas Professor
                          Center for International Affairs
                          Harvard University
                          Cambridge, MA
                          Formerly Chairman of Central
                          Intelligence Agency; Professor,
                          Harvard University

Gordon J. Davis, Esq.     President
                          Lincoln Center for
                          Performing Arts
                          New York, NY
                          Formerly Partner of LeBoeuf, Lamb,
                          Greene & MacRae

Robert W. Fiondella       Chairman of the Board and
                          Chief Executive Officer,
                          The Phoenix Companies, Inc.
                          Hartford, CT
                          Various Positions with Phoenix Life
                          Insurance Company
                          and its various subsidiaries

Ann Maynard Gray          Director of The Phoenix Companies,
                          Inc.
                          Director of Duke Energy Corporation
                          and Elan Corporation PLC and a
                          trustee for J.P. Morgan Funds.
                          Formerly President of the
                          Diversified Publishing Group of
                          Capital Cities/ABC, Inc. from 1991
                          to 1999.

John E. Haire             President
                          The Fortune Group
                          New York, NY
                          Executive vice President,
                          Time, Inc.
                          Formerly Publisher,
                          Time Magazine

Jerry  J. Jasinowski      President
                          National Association of
                          Manufacturers
                          Washington, D.C.
                          Various positions with National
                          Association of Manufacturers

Thomas S. Johnson         Chairman and Chief Executive Officer
                          Greenpoint Financial Corporation
                          New York, NY

John W. Johnstone         Retired.
                          Formerly Chairman and
                          Chief Executive Officer,
                          Olin Corporation

Marilyn E. LaMarche       Limited Managing Director,
                          Lazard Freres & Company, L.L.C.
                          New York, New York
                          Various positions with
                          Lazard Freres & Co. LLC

Philip R. McLoughlin      Executive Vice President and Chief
                          Investment Officer
                          The Phoenix Companies, Inc.
                          Hartford, CT
                          Various positions with
                          Phoenix Life Insurance Company and
                          its various subsidiaries

Robert F. Vizza           President
                          Dolan Foundations
                          Woodbury, NY
                          Formerly President, Lustgarten
                          Pancreatic Cancer Research
                          Foundation and the Dolan
                          Foundations; President and
                          Chief Executive Officer,
                          St. Francis Hospital

NAME                       PRINCIPAL OCCUPATION
----                       --------------------
DIRECTORS

Robert G. Wilson          Retired. Consultant for
                          thePit.com; Consultant for
                          Logistics.com and LendingTree.com

Dona D. Young             President and Chief Operating
                          Officer,
                          The Phoenix Companies, Inc.
                          Hartford, CT
                          Various positions with
                          Phoenix Life Insurance Company and
                          its various subsidiaries

NAME                      PRINCIPAL OCCUPATION
----                      --------------------
EXECUTIVE OFFICERS

Carl T. Chadburn          Executive Vice President
                          Executive Vice President, The
                          Phoenix Companies, Inc.
                          Various positions with
                          Phoenix Life Insurance Company and
                          its various subsidiaries

Robert W. Fiondella       Chairman of the Board and
                          Chief Executive Officer
                          Chairman of the Board and
                          Chief Executive Officer,
                          The Phoenix Companies, Inc.
                          Various positions with
                          Phoenix Life Insurance Company
                          and its various subsidiaries

Michael E. Haylon         Executive Vice President and Chief
                          Financial Officer
                          Executive Vice President,
                          Phoenix Investment Partners, Ltd.,
                          an affiliate of Phoenix Life
                          Insurance Company

David W. Searfoss         Executive Vice President
                          Executive Vice President,
                          The Phoenix Companies, Inc.
                          Various positions with
                          Phoenix Life Insurance Company
                          and its various subsidiaries
Coleman D. Ross           Executive Vice-President and
                          Chief Financial Officer,
                          The Phoenix Companies, Inc.
                          Formerly Executive Vice-President
                          and Chief Financial Officer of
                          Trenwick Group Ltd.;
                          Formerly a partner with
                          PricewaterhouseCoopers.
Simon Y. Tan              Executive Vice President
                          Executive Vice President,
                          The Phoenix Companies, Inc.
                          Various positions with
                          Phoenix Life Insurance Company and
                          its various subsidiaries

Dona D. Young             President and Chief Operating
                          Officer
                          President and Chief Operating
                          Officer,
                          The Phoenix Companies, Inc.
                          Various positions with
                          Phoenix Life Insurance Company and
                          its various subsidiaries

    The above listing reflects the positions held during the last 5 years.

SAFEKEEPING OF THE ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the Account separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the funds.

SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of WS Griffith Securities, Inc. (formerly known as W.S. Griffith & Co., Inc.) ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc., and is an affiliate of Phoenix. WSG is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. Phoenix Equity Planning Corporation ("PEPCO") serves as national distributor of the policies. PEPCO is located at 56 Prospect Street, Hartford, Connecticut. PEPCO is also an indirect, wholly-owned subsidiary of The Phoenix Companies and is an affiliate of Phoenix.

    Policies may also be purchased through other broker-dealers or entities registered under or exempt under the Securities Exchange Act of 1934, whose representatives are authorized by applicable law to sell contracts under terms of agreement provided by PEPCO.

    Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the policies is less than the sales commissions paid with respect to the policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the policies.

STATE REGULATION
--------------------------------------------------------------------------------
    Phoenix is subject to the provisions of the New York insurance law applicable to life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. Phoenix also is subject to the applicable insurance laws of all the other states and jurisdictions in which it does an insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the Account and the Guaranteed Interest Account. This regulation does not include, however, any supervision over the investment policies of the Account.

REPORTS
--------------------------------------------------------------------------------
    All policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The Account is not engaged in any litigation. Phoenix is not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the policies.

LEGAL MATTERS
--------------------------------------------------------------------------------
    Richard J. Wirth, Counsel, and Brian A. Giantonio, Counsel of Phoenix Life Insurance Company, have passed upon the organization of Phoenix, its authority to issue variable life insurance policies and the validity of the policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A registration statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This prospectus is a summary of the contents of the policy and other legal documents and does not contain all the information set forth in the registration statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the Account, Phoenix and the policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The financial statements of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge (R)) as of December 31, 2001, and the results of its operations and its changes in net assets for the periods indicated and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 appear in the pages that follow. The consolidated financial statements of Phoenix Life Insurance Company included herein should be considered only as bearing upon the ability of Phoenix Life Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Account or on the Guaranteed Interest Account that we credit during a guarantee period. In addition, the Unaudited Interim Financial Statements of Phoenix Life Insurance Company as of March 31, 2002 and the results of its operations and cash flows for the periods indicated also appear in the pages that follow.

-------------------------------------------------------------------------------

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

FLEX EDGE

    FLEX EDGE SUCCESS(R)

JOINT EDGE(R)

    INDIVIDUAL EDGE(R)

              PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
              DECEMBER 31, 2001

                            [LOGO] PHOENIX WEALTH MANAGEMENT(R)

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

                                            PHOENIX-                                           PHOENIX-ALLIANCE/
                                            ABERDEEN          PHOENIX-       PHOENIX-AIM MID-     BERNSTEIN          PHOENIX-
                                          INTERNATIONAL     ABERDEEN NEW       CAP EQUITY       GROWTH + VALUE   DEUTSCHE DOW 30
                                           SUBACCOUNT      ASIA SUBACCOUNT     SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                         ---------------   ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $   65,420,682    $    3,172,709    $       15,624      $     14,502     $    2,533,441
                                         ===============   ===============   ===============     =============   ================
        Investments at market            $   45,504,052    $    2,827,554    $       16,047      $     14,628     $    2,480,183
                                         ---------------   ---------------   ---------------     -------------   ----------------
          Total assets                       45,504,052         2,827,554            16,047            14,628          2,480,183
LIABILITIES
        Accrued expenses to related
           party                                 30,918             1,969                 7                 7              1,591
                                         ---------------   ---------------   ---------------     -------------   ----------------
NET ASSETS                               $   45,473,134    $    2,825,585    $       16,040            14,621     $    2,478,592
                                         ===============   ===============   ===============     =============   ================
Accumulation units outstanding               24,473,284         3,555,559            15,075      $     13,679     $    2,814,609
                                         ===============   ===============   ===============     =============   ================
Unit value                               $     1.858078    $     0.794695    $     1.064065      $   1.068825     $     0.880617
                                         ===============   ===============   ===============     =============   ================

                                             PHOENIX-                                                                PHOENIX-
                                             DEUTSCHE        PHOENIX-DUFF &      PHOENIX-                         ENGEMANN SMALL
                                            NASDAQ-100        PHELPS REAL        ENGEMANN          PHOENIX-         & MID-CAP
                                             INDEX (R)     ESTATE SECURITIES  CAPITAL GROWTH    ENGEMANN NIFTY        GROWTH
                                            SUBACCOUNT        SUBACCOUNT        SUBACCOUNT     FIFTY SUBACCOUNT     SUBACCOUNT
                                         ---------------   ----------------- ---------------     -------------   ----------------
ASSETS
        Investments at cost              $    2,278,083    $    7,292,357    $  307,183,198      $ 12,652,162     $    1,339,136
                                         ================  ===============   ===============     =============   ================
        Investments at market            $    1,580,141    $    7,793,318    $  227,964,344      $  8,121,461     $    1,073,053
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                        1,580,141         7,793,318       227,964,344         8,121,461          1,073,053
LIABILITIES
        Accrued expenses to related
           party                                    937             5,256           156,015             5,536                705
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $    1,579,204    $    7,788,062    $  227,808,329      $  8,115,925     $    1,072,348
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                3,878,705         4,420,316        61,718,275         9,465,694          1,815,149
                                         ================  ===============   ===============     =============   ===============
Unit value                               $     0.407147    $     1.761879    $     3.691068      $   0.857384     $     0.590777
                                         ================  ===============   ===============     =============   ================

                                            PHOENIX-                            PHOENIX-                            PHOENIX-J.P.
                                          FEDERATED U.S.       PHOENIX-       GOODWIN MULTI-                          MORGAN
                                           GOVERNMENT        GOODWIN MONEY    SECTOR FIXED     PHOENIX-HOLLISTER     RESEARCH
                                              BOND              MARKET           INCOME           VALUE EQUITY    ENHANCED INDEX
                                           SUBACCOUNT         SUBACCOUNT       SUBACCOUNT          SUBACCOUNT       SUBACCOUNT
                                         ----------------  ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $      407,824    $   49,776,553    $   25,307,897      $ 14,969,939     $   29,971,855
                                         ================  ===============   ===============     =============   ================
        Investments at market            $      407,514    $   49,776,553    $   22,277,448      $ 14,008,116     $   25,270,977
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                          407,514        49,776,553        22,277,448        14,008,116         25,270,977
LIABILITIES
        Accrued expenses to related
           party                                    309            32,368            14,156             9,241             16,868
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $      407,205    $   49,744,185    $   22,263,292      $ 13,998,875     $   25,254,109
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                  330,450        29,389,267         8,751,521         9,739,141         20,048,035
                                         ================  ===============   ===============     =============   ================
Unit value                               $     1.232273    $     1.692597    $     2.543934      $   1.437383     $     1.259680
                                         ================  ===============   ===============     =============   ================

                                                                                                  Phoenix-MFS
                                          PHOENIX-JANUS     PHOENIX-JANUS     PHOENIX-JANUS    INVESTORS GROWTH     PHOENIX-MFS
                                           CORE EQUITY     FLEXIBLE INCOME       GROWTH             STOCK         INVESTORS TRUST
                                           SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                         ----------------  ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $    2,390,964    $    1,301,795    $   15,769,135      $    109,362     $        2,313
                                         ================  ===============   ===============     =============   ================
        Investments at market            $    2,086,489    $    1,292,782    $   10,963,294      $    110,887     $        2,331
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                        2,086,489         1,292,782        10,963,294           110,887              2,331
LIABILITIES
        Accrued expenses to related
           party                                  1,437               887             7,238                66                  1
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $    2,085,052    $    1,291,895    $   10,956,056      $    110,821     $        2,330
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                2,517,526         1,149,888        15,785,620           103,818              2,238
                                         ================  ===============   ===============     =============   ================
Unit value                               $     0.828215    $     1.123496    $     0.694053      $   1.067454     $     1.041047
                                         ================  ===============   ===============     =============   ================

                                                                                                                     PHOENIX-
                                                           PHOENIX-MORGAN       PHOENIX-           PHOENIX-         OAKHURST
                                            PHOENIX-MFS     STANLEY FOCUS       OAKHURST       OAKHURST GROWTH      STRATEGIC
                                               VALUE           EQUITY           BALANCED          AND INCOME        ALLOCATION
                                            SUBACCOUNT       SUBACCOUNT        SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                         ----------------  ---------------   ---------------     -------------   ----------------
ASSETS
        Investments at cost              $       44,027    $      827,612    $   30,772,034      $ 15,035,299     $   47,274,239
                                         ================  ===============   ===============     =============   ================
        Investments at market            $       44,789    $      636,962    $   31,448,482      $ 14,167,519     $   46,801,431
                                         ----------------  ---------------   ---------------     -------------   ----------------
          Total assets                           44,789           636,962        31,448,482        14,167,519         46,801,431
LIABILITIES
        Accrued expenses to related
           party                                     21               454            21,046             9,646             31,488
                                         ----------------  ---------------   ---------------     -------------   ----------------
NET ASSETS                               $       44,768    $      636,508    $   31,427,436      $ 14,157,873     $   46,769,943
                                         ================  ===============   ===============     =============   ================
Accumulation units outstanding                   42,403           846,074        13,357,007        12,075,563         12,604,034
                                         ================  ===============   ===============     =============   ================
Unit value                               $     1.055814    $     0.752307    $     2.352879      $   1.172440     $     3.710712
                                         ================  ===============   ===============     =============   ================

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
                                  (CONTINUED)

                                       PHOENIX-SANFORD   PHOENIX-SANFORD   PHOENIX-SANFORD
                                      BERNSTEIN GLOBAL    BERNSTEIN MID-   BERNSTEIN SMALL-    PHOENIX-SENECA     PHOENIX-SENECA
                                            VALUE           CAP VALUE         CAP VALUE        MID-CAP GROWTH     STRATEGIC THEME
                                         SUBACCOUNT         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $       308,272    $    8,272,079    $      2,017,679    $    13,981,053    $    36,118,658
                                     =================  ================  ==================  =================  =================
              Investments at market   $       304,433    $    9,455,552    $      2,118,616    $    10,975,535    $    24,227,250
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets                304,433         9,455,552           2,118,616         10,975,535         24,227,250
LIABILITIES
              Accrued expenses to
                related party                     201             6,067               1,393              7,314             16,204
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $       304,232    $    9,449,485    $      2,117,223    $    10,968,221    $    24,211,046
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding                326,384         8,522,555           1,700,551          7,666,487         14,905,929
                                     =================  ================  ==================  =================  =================
Unit value                            $      0.932130    $     1.108762    $       1.245022    $      1.430671    $      1.624256
                                     =================  ================  ==================  =================  =================

                                                                            ALGER AMERICAN      DEUTSCHE VIT
                                      AIM V.I. CAPITAL                        LEVERAGED        EAFE(R) EQUITY      DEUTSCHE VIT
                                        APPRECIATION     AIM V.I. VALUE    ALLCAP PORTFOLIO         INDEX        EQUITY 500 INDEX
                                         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $       176,174    $      615,061    $      4,402,377    $     2,688,756    $       127,728
                                     =================  ================  ==================  =================  =================
              Investments at market   $       165,766    $      601,813    $      4,088,198    $     1,824,323    $       129,287
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets                165,766           601,813           4,088,198          1,824,323            129,287
LIABILITIES
              Accrued expenses to
                related party                     107               419               2,585              1,185                 65
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $       165,659    $      601,394    $      4,085,613    $     1,823,138    $       129,222
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding                188,887           615,289           6,415,325          2,495,507            122,489
                                     =================  ================  ==================  =================  =================
Unit value                            $      0.877030    $     0.977417    $       0.636852    $      0.730569    $      1.054972
                                     =================  ================  ==================  =================  =================

                                       FEDERATED FUND
                                          FOR U.S.       FEDERATED HIGH                          VIP GROWTH
                                         GOVERNMENT       INCOME BOND      VIP CONTRAFUND(R)    OPPORTUNITIES       VIP GROWTH
                                        SECURITIES II       FUND II           PORTFOLIO           PORTFOLIO          PORTFOLIO
                                         SUBACCOUNT        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $     4,501,645    $    2,228,915    $      1,856,430    $       385,504    $     3,210,180
                                     =================  ================  ==================  =================  =================
              Investments at market   $     4,558,729    $    2,053,494    $      1,782,814    $       380,057    $     2,931,252
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets              4,558,729         2,053,494           1,782,814            380,057          2,931,252
LIABILITIES
              Accrued expenses to
                related party                   3,113             1,378               1,137                253              1,948
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $     4,555,616    $    2,052,116    $      1,781,677    $       379,804    $     2,929,304
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding              3,854,015         2,268,237           2,191,035            524,240          4,190,048
                                     =================  ================  ==================  =================  =================
Unit value                            $      1.182044    $     0.904719    $       0.813167    $      0.724485    $      0.699110
                                     =================  ================  ==================  =================  =================

                                                                              TEMPLETON
                                                                              DEVELOPING          TEMPLETON          TEMPLETON
                                       MUTUAL SHARES     TEMPLETON ASSET       MARKETS             GROWTH          INTERNATIONAL
                                        SECURITIES          STRATEGY          SECURITIES          SECURITIES         SECURITIES
                                        SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $     3,202,905    $      635,275    $      1,419,702    $     2,353,435    $     5,807,841
                                     =================  ================  ==================  =================  =================
              Investments at market   $     3,190,802    $      468,536    $      1,011,268    $     2,155,892    $     4,393,639
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets              3,190,802           468,536           1,011,268          2,155,892          4,393,639
LIABILITIES
              Accrued expenses to
                related party                   2,121               461                 685              1,353              2,864
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $     3,188,681    $      468,075    $      1,010,583    $     2,154,539    $     4,390,775
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding              2,494,390           430,437           1,021,204          1,628,111          4,278,615
                                     =================  ================  ==================  =================  =================
Unit value                            $      1.278341    $     1.087442    $       0.989599    $      1.323337    $      1.026214
                                     =================  ================  ==================  =================  =================

                                                                                WANGER
                                         TECHNOLOGY      WANGER FOREIGN     INTERNATIONAL                           WANGER U.S.
                                          PORTFOLIO         FORTY             SMALL CAP         WANGER TWENTY        SMALL CAP
                                         SUBACCOUNT       SUBACCOUNT          SUBACCOUNT         SUBACCOUNT          SUBACCOUNT
                                     -----------------  ----------------  ------------------  -----------------  -----------------
ASSETS
              Investments at cost     $    12,796,196    $    2,942,360    $     31,815,539    $     1,961,150    $    44,760,325
                                     =================  ================  ==================  =================  =================
              Investments at market   $     5,172,628    $    2,080,315    $     21,586,155    $     2,282,744    $    48,409,054
                                     -----------------  ----------------  ------------------  -----------------  -----------------
                  Total assets              5,172,628         2,080,315          21,586,155          2,282,744         48,409,054
LIABILITIES
              Accrued expenses to
                related party                   3,590             1,391              14,677              1,403             30,680
                                     -----------------  ----------------  ------------------  -----------------  -----------------
NET ASSETS                            $     5,169,038    $    2,078,924    $     21,571,478    $     2,281,341    $    48,378,374
                                     =================  ================  ==================  =================  =================
Accumulation units outstanding             12,509,589         1,540,402          14,822,518          1,403,212         26,940,784
                                     =================  ================  ==================  =================  =================
Unit value                            $      0.413206    $     1.349598    $       1.455318    $      1.625799    $      1.795730
                                     =================  ================  ==================  =================  =================

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                 PHOENIX-                                      PHOENIX-ALLIANCE/
                                                 ABERDEEN        PHOENIX-      PHOENIX-AIM MID-   BERNSTEIN         PHOENIX-
                                              INTERNATIONAL    ABERDEEN NEW      CAP EQUITY      GROWTH + VALUE  DEUTSCHE DOW 30
                                                SUBACCOUNT   ASIA SUBACCOUNT    SUBACCOUNT(6)    SUBACCOUNT(5)     SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $         -      $       64,321    $         -     $            17   $      24,195
Expenses
      Mortality, expense risk and
         administrative charges                    412,020            22,395                9                10          10,777
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                      (412,020)           41,926               (9)                7          13,418
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                   (745,450)           (4,531)             -                  (1)         (2,897)
Net realized gain distribution from Fund         1,430,088               -                -                 -            21,222
Net unrealized appreciation (depreciation)
   on investment                               (16,033,904)          (36,942)             423               126         (48,607)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                  (15,349,266)          (41,473)             423               125         (30,282)
Net increase (decrease) in net assets
   resulting from operations                 $ (15,761,286)   $          453    $         414   $           132   $     (16,864)
                                             ==============  ================  =============== ================= ===============

                                                PHOENIX-                                                             PHOENIX-
                                                DEUTSCHE      PHOENIX-DUFF &       PHOENIX-                       ENGEMANN SMALL
                                               NASDAQ-100      PHELPS REAL         ENGEMANN        PHOENIX-        & MID-CAP
                                               INDEX(R)      ESTATE SECURITIES  CAPITAL GROWTH   ENGEMANN NIFTY      GROWTH
                                               SUBACCOUNT       SUBACCOUNT        SUBACCOUNT    FIFTY SUBACCOUNT   SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $         -      $      279,041    $     159,231   $           -     $         406
Expenses
      Mortality, expense risk and
         administrative charges                      8,025            53,176        2,119,716            69,872           6,438
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                        (8,025)          225,865       (1,960,485)          (69,872)         (6,032)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                    (61,422)            2,871       (2,241,222)            2,182            (100)
Net realized gain distribution from Fund               -                 -          5,553,150               -               -
Net unrealized appreciation (depreciation)
   on investment                                  (436,964)          184,486     (127,693,924)       (4,096,493)       (203,376)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                     (498,386)          187,357     (124,381,996)       (4,094,311)       (203,476)
Net increase (decrease) in net assets
   resulting from operations                 $    (506,411)   $      413,222    $(126,342,481)  $    (4,164,183)  $    (209,508)
                                             ==============  ================  =============== ================= ===============

                                                PHOENIX-                           PHOENIX-                        PHOENIX-J.P.
                                             FEDERATED U.S.      PHOENIX-       GOODWIN MULTI-                       MORGAN
                                               GOVERNMENT     GOODWIN MONEY      SECTOR FIXED  PHOENIX-HOLLISTER    RESEARCH
                                                  BOND            MARKET            INCOME       VALUE EQUITY     ENHANCED INDEX
                                               SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $      23,805    $    1,503,406    $   1,741,427   $        99,242   $     189,681
Expenses
      Mortality, expense risk and
         administrative charges                      3,921           328,694          172,171            85,979         220,087
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                        19,884         1,174,712        1,569,256            13,263         (30,406)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                      2,562               -             12,556            (2,210)       (597,981)
Net realized gain distribution from Fund            11,209               -                -              70,319         181,458
Net unrealized appreciation (depreciation)
   on investment                                   (10,575)              -           (489,299)       (2,047,578)     (3,653,213)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                        3,196               -           (476,743)       (1,979,469)     (4,069,736)
Net increase (decrease) in net assets
   resulting from operations                 $      23,080    $    1,174,712    $   1,092,513   $    (1,966,206)  $  (4,100,142)
                                             ==============  ================  =============== ================= ===============

                                                                                                 PHOENIX-MFS
                                             PHOENIX-JANUS    PHOENIX-JANUS     PHOENIX-JANUS  INVESTORS GROWTH   PHOENIX-MFS
                                              CORE EQUITY    FLEXIBLE INCOME       GROWTH           STOCK        INVESTORS TRUST
                                              SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT(3)    SUBACCOUNT(7)
                                             --------------  ----------------  --------------- ----------------- ---------------
Investment income
      Distributions                          $      13,844    $       42,447    $         -     $           -     $         -
Expenses
      Mortality, expense risk and
         administrative charges                     13,258             6,060           86,030                83               1
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                           586            36,387          (86,030)              (83)             (1)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                       (895)              627          (76,723)              -               -
Net realized gain distribution from Fund               -               9,431              -                 -               -
Net unrealized appreciation (depreciation)
   on investment                                  (202,174)           (9,787)      (2,992,700)            1,525              18
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                     (203,069)              271       (3,069,423)            1,525              18
Net increase (decrease) in net assets
   resulting from operations                 $    (202,483)   $       36,658    $  (3,155,453)  $         1,442   $          17
                                             ==============  ================  =============== ================= ===============

                                                                                                                    PHOENIX-
                                                              PHOENIX-MORGAN      PHOENIX-         PHOENIX-         OAKHURST
                                               PHOENIX-MFS     STANLEY FOCUS      OAKHURST      OAKHURST GROWTH    STRATEGIC
                                                 VALUE            EQUITY          BALANCED        AND INCOME       ALLOCATION
                                              SUBACCOUNT(4)     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                             --------------  ----------------  --------------- ----------------  ---------------
Investment income
      Distributions                          $          67    $          -      $     824,258   $        71,812   $   1,172,162
Expenses
      Mortality, expense risk and
         administrative charges                         30             4,673          249,027           109,465         372,728
                                             --------------  ----------------  --------------- ----------------- ---------------
Net investment income (loss)                            37            (4,673)         575,231           (37,653)        799,434
                                             --------------  ----------------  --------------- ----------------- ---------------
Net realized gain (loss) from share
   transactions                                        -              (3,146)           6,408             9,350          20,288
Net realized gain distribution from Fund               -                 -            617,767            32,259         759,837
Net unrealized appreciation (depreciation)
   on investment                                       762           (89,188)        (668,753)       (1,239,672)     (1,105,951)
                                             --------------  ----------------  --------------- ----------------- ---------------
Net gain (loss) on investment                          762           (92,334)         (44,578)       (1,198,063)       (325,826)
Net increase (decrease) in net assets
   resulting from operations                 $         799    $      (97,007)   $     530,653   $    (1,235,716)  $     473,608
                                             ==============  ================  =============== ================= ===============


                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                            PHOENIX-SANFORD    PHOENIX-SANFORD   PHOENIX-SANFORD
                                            BERNSTEIN GLOBAL   BERNSTEIN MID-    BERNSTEIN SMALL-   PHOENIX-SENECA   PHOENIX-SENECA
                                                 VALUE            CAP VALUE         CAP VALUE       MID-CAP GROWTH   STRATEGIC THEME
                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Investment income
      Distributions                          $        2,590    $       91,308    $        12,092    $         -      $          -
Expenses
      Mortality, expense risk and
         administrative charges                         918            44,044              7,090           83,848           203,857
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net investment income (loss)                          1,672            47,264              5,002          (83,848)         (203,857)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net realized gain (loss) from
   share transactions                                   346             5,013               (899)         (60,097)           (3,883)
Net realized gain distribution from Fund              1,941            39,859             22,538              -             721,018
Net unrealized appreciation (depreciation)
   on investment                                     (3,925)        1,010,114            100,904       (3,093,005)       (9,111,080)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net gain (loss) on investment                        (1,638)        1,054,986            122,543       (3,153,102)       (8,393,945)
Net increase (decrease) in net assets
   resulting from operations                 $           34    $    1,102,250    $       127,545    $  (3,236,950)   $   (8,597,802)
                                            ================  ================  =================  ===============  ================

                                                                                  ALGER AMERICAN    DEUTSCHE VIT
                                            AIM V.I. CAPITAL                         LEVERAGED     EAFE(R) EQUITY     DEUTSCHE VIT
                                             APPRECIATION      AIM V.I. VALUE    ALLCAP PORTFOLIO      INDEX        EQUITY 500 INDEX
                                             SUBACCOUNT(2)      SUBACCOUNT(1)       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT(3)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Investment income
      Distributions                          $          -      $          698     $          -      $         -      $          -
Expenses
      Mortality, expense risk and
         administrative charges                         349             1,502             17,830           18,237               108
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net investment income (loss)                           (349)             (804)           (17,830)         (18,237)             (108)
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net realized gain (loss) from
   share transactions                                   246               240           (179,405)         (98,848)              909
Net realized gain distribution from Fund             12,245            10,589             68,869              -                 -
Net unrealized appreciation (depreciation)
   on investment                                    (10,408)          (13,248)          (110,196)        (581,609)            1,559
                                            ----------------  ----------------  -----------------  ---------------  ----------------
Net gain (loss) on investment                         2,083            (2,419)          (220,732)        (680,457)            2,468
Net increase (decrease) in net assets
   resulting from operations                 $        1,734    $       (3,223)    $     (238,562)   $    (698,694)   $        2,360
                                            ================  ================  =================  ===============  ================

                                              FEDERATED FUND
                                                 FOR U.S.      FEDERATED HIGH                         VIP GROWTH
                                                GOVERNMENT      INCOME BOND      VIP CONTRAFUND(R)  OPPORTUNITIES      VIP GROWTH
                                              SECURITIES II       FUND II           PORTFOLIO          PORTFOLIO       PORTFOLIO
                                                SUBACCOUNT       SUBACCOUNT         SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Investment income
      Distributions                          $       38,133    $      105,831     $        3,848    $         340    $          -
Expenses
      Mortality, expense risk and
         administrative charges                      15,266            11,296              7,547            1,554            13,399
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net investment income (loss)                         22,867            94,535             (3,699)          (1,214)          (13,399)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net realized gain (loss) from share
   transactions                                        (570)           (6,339)           (14,569)         (15,338)         (107,231)
Net realized gain distribution from Fund                -                 -               15,394              -              63,900
Net unrealized appreciation (depreciation)
   on investment                                     37,252           (85,291)           (63,394)           3,081          (198,966)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net gain (loss) on investment                        36,682           (91,630)           (62,569)         (12,257)         (242,297)
Net increase (decrease) in net assets
   resulting from operations                 $       59,549    $        2,905     $      (66,268)   $     (13,471)   $     (255,696)
                                            ================  ================   ================  ===============  ================

                                                                                     TEMPLETON
                                                                                    DEVELOPING       TEMPLETON         TEMPLETON
                                              MUTUAL SHARES   TEMPLETON ASSET         MARKETS          GROWTH        INTERNATIONAL
                                               SECURITIES        STRATEGY           SECURITIES       SECURITIES        SECURITIES
                                               SUBACCOUNT       SUBACCOUNT          SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Investment income
      Distributions                          $       32,557    $        7,153     $       17,760    $     211,053    $       89,162
Expenses
      Mortality, expense risk and
         administrative charges                      15,536             6,178             14,257           10,109            25,278
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net investment income (loss)                         17,021               975              3,503          200,944            63,884
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net realized gain (loss) from share
   transactions                                         621            77,089            (80,550)            (381)           (9,854)
Net realized gain distribution from Fund            109,456            51,233                -             23,520           701,250
Net unrealized appreciation (depreciation)
   on investment                                    (76,326)         (112,503)          (105,561)        (230,479)       (1,275,624)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net gain (loss) on investment                        33,751            15,819           (186,111)        (207,340)         (584,228)
Net increase (decrease) in net assets
   resulting from operations                 $       50,772    $       16,794     $     (182,608)   $      (6,396)   $     (520,344)
                                            ================  ================   ================  ===============  ================

                                                                                      WANGER
                                               TECHNOLOGY      WANGER FOREIGN     INTERNATIONAL                        WANGER U.S.
                                                PORTFOLIO          FORTY            SMALL CAP      WANGER TWENTY       SMALL CAP
                                               SUBACCOUNT        SUBACCOUNT         SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Investment income
      Distributions                          $          -      $        2,711     $          -      $         -      $       28,095
Expenses
      Mortality, expense risk and
         administrative charges                      42,923            17,301            182,116           14,955           355,780
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net investment income (loss)                        (42,923)          (14,590)          (182,116)         (14,955)         (327,685)
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net realized gain (loss) from share
   transactions                                     (58,308)          (13,759)            (5,185)          19,930             1,953
Net realized gain distribution from Fund                -             173,914          7,270,311              -                 -
Net unrealized appreciation (depreciation)
   on investment                                 (3,879,702)         (877,660)       (12,801,607)         195,312         4,794,973
                                            ----------------  ----------------   ----------------  ---------------  ----------------
Net gain (loss) on investment                    (3,938,010)         (717,505)        (5,536,481)         215,242         4,796,926
Net increase (decrease) in net assets
   resulting from operations                 $   (3,980,933)   $     (732,095)    $   (5,718,597)   $     200,287    $    4,469,241
                                            ================  ================   ================  ===============  ================

Footnotes for Statements of Operations
For the period ended December 31, 2001

(1)  From inception April 11, 2001 to December 31, 2001
(2)  From inception May 30, 2001 to December 31, 2001
(3)  From inception October 30, 2001 to December 31, 2001
(4)  From inception October 31, 2001 to December 31, 2001
(5)  From inception November 7, 2001 to December 31, 2001
(6)  From inception November 8, 2001 to December 31, 2001
(7)  From inception November 20, 2001 to December 31, 2001

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                                        GOODWIN MULTI-  OAKHURST
                                                                          GOODWIN         ENGEMANN      SECTOR FIXED   STRATEGIC
                                                                        MONEY MARKET   CAPITAL GROWTH      INCOME      ALLOCATION
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $  1,702,351   $       30,953  $   1,528,931  $  1,279,684
Expenses
     Mortality, expense risk and administrative charges                      232,780        3,468,485        149,002       384,362
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                               1,469,571       (3,437,532)     1,379,929       895,322
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                                 -           (159,947)        11,203        (6,458)
Net realized gain distribution from Fund                                         -         18,168,457            -       4,799,808
Net unrealized appreciation (depreciation) on investment                         -        (95,694,487)      (350,553)   (5,791,988)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                                   -        (77,685,977)      (339,350)     (998,638)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $  1,469,571   $  (81,123,509) $   1,040,579  $   (103,316)
                                                                        =============  =============== ============== =============

                                                                                                        DUFF & PHELPS    SENECA
                                                                          ABERDEEN        OAKHURST       REAL ESTATE    STRATEGIC
                                                                        INTERNATIONAL     BALANCED       SECURITIES       THEME
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $    490,727   $      867,453  $     206,000  $        -
Expenses
     Mortality, expense risk and administrative charges                      572,800          248,874         38,370       259,771
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                 (82,073)         618,579        167,630      (259,771)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                            (268,631)         (11,419)         1,286       (10,063)
Net realized gain distribution from Fund                                   5,094,993        3,315,705            -       3,989,889
Net unrealized appreciation (depreciation) on investment                 (17,472,128)      (4,024,087)     1,088,914    (8,881,795)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                           (12,345,766)        (719,801)     1,090,200    (4,901,969)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $(12,727,839)  $     (101,222) $   1,257,830  $ (5,161,740)
                                                                        =============  =============== ============== =============

                                                                                        J.P. MORGAN                      SENECA
                                                                        ABERDEEN NEW      RESEARCH     ENGEMANN NIFTY    MID-CAP
                                                                            ASIA       ENHANCED INDEX      FIFTY         GROWTH
                                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $     90,382   $      233,571  $         -    $        -
Expenses
     Mortality, expense risk and administrative charges                       24,508          219,275         89,754        58,763
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                  65,874           14,296        (89,754)      (58,763)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                               2,675         (171,035)        (7,270)          434
Net realized gain distribution from Fund                                         -            910,726            -         872,593
Net unrealized appreciation (depreciation) on investment                    (623,993)      (4,415,945)    (2,313,247)     (914,018)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                              (621,318)      (3,676,254)    (2,320,517)      (40,991)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $   (555,444)  $   (3,661,958) $  (2,410,271) $    (99,754)
                                                                        =============  =============== ============== =============

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                          OAKHURST                       SANFORD
                                                                         GROWTH AND    HOLLISTER VALUE BERNSTEIN MID-  WANGER U.S.
                                                                           INCOME          EQUITY        CAP VALUE      SMALL-CAP
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $     65,396   $       35,060  $      16,557  $     51,613
Expenses
     Mortality, expense risk and administrative charges                       95,645           37,778         14,494       320,583
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                 (30,249)          (2,718)         2,063      (268,970)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                               8,152            3,265         (1,024)       (1,656)
Net realized gain distribution from Fund                                      50,018          637,250            -       5,316,100
Net unrealized appreciation (depreciation) on investment                    (993,442)         718,594        318,184    (8,908,091)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                              (935,272)       1,359,109        317,160    (3,593,647)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $   (965,521)  $    1,356,391  $     319,223  $ (3,862,617)
                                                                        =============  =============== ============== =============

                                                                            WANGER
                                                                        INTERNATIONAL    TEMPLETON        TEMPLETON     TEMPLETON
                                                                          SMALL-CAP       GROWTH       ASSET STRATEGY INTERNATIONAL
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $        -     $        3,584  $       9,767  $     32,563
Expenses
     Mortality, expense risk and administrative charges                      247,731            3,831          4,057        17,083
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                (247,731)            (247)         5,710        15,480
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                                 432          (42,503)         1,378          (672)
Net realized gain distribution from Fund                                   3,684,638           85,026         74,966       215,841
Net unrealized appreciation (depreciation) on investment                 (13,144,869)         (10,475)       (80,823)     (269,663)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                            (9,459,799)          32,048         (4,479)      (54,494)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $ (9,707,530)  $       31,801  $       1,231  $    (39,014)
                                                                        =============  =============== ============== =============

                                                                          TEMPLETON
                                                                         DEVELOPING     MUTUAL SHARES                WANGER FOREIGN
                                                                          MARKETS        INVESTMENTS   WANGER TWENTY      FORTY
                                                                         SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                        -------------  --------------- -------------- -------------
Investment income
     Distributions                                                      $      8,179   $        4,453  $         -    $        -
Expenses
     Mortality, expense risk and administrative charges                        8,969            4,195          7,458        11,779
                                                                        -------------  --------------- -------------- -------------
Net investment income (loss)                                                    (790)             258         (7,458)      (11,779)
                                                                        -------------  --------------- -------------- -------------
Net realized gain (loss) from share transactions                             (13,480)          (5,168)        (6,852)        1,093
Net realized gain distribution from Fund                                         -              4,294         28,901        52,157
Net unrealized appreciation (depreciation) on investment                    (420,356)          54,288         60,457      (198,798)
                                                                        -------------  --------------- -------------- -------------
Net gain (loss) on investments                                              (433,836)          53,414         82,506      (145,548)
                                                                        -------------  --------------- -------------- -------------
Net increase (decrease) in net assets resulting from operations         $   (434,626)  $       53,672  $      75,048  $   (157,327)
                                                                        =============  =============== ============== =============

                      See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                                  FEDERATED U.S.  FEDERATED HIGH
                                                                 EAFE(R) EQUITY    BANKERS TRUST       GOV'T        INCOME BOND
                                                                     INDEX            DOW 30       SECURITIES II      FUND II
                                                                  SUBACCOUNT        SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                                 ----------------  -------------  --------------  ---------------
Investment income
     Distributions                                               $           -     $      3,966    $      4,396   $       40,448
Expenses
     Mortality, expense risk and administrative charges                   13,480          2,344           1,551            4,777
                                                                 ----------------  -------------  --------------  ---------------
Net investment income (loss)                                             (13,480)         1,622           2,845           35,671
                                                                 ----------------  -------------  --------------  ---------------
Net realized gain (loss) from share transactions                             714             65             (57)          (3,310)
Net realized gain distribution from Fund                                  38,952          6,750             -                -
Net unrealized appreciation (depreciation) on investment                (300,903)        (4,673)         19,618          (93,236)
                                                                 ----------------  -------------  --------------  ---------------
Net gain (loss) on investments                                          (261,237)         2,142          19,561          (96,546)
                                                                 ----------------  -------------  --------------  ---------------
Net increase (decrease) in net assets resulting from operations  $      (274,717)  $      3,764    $     22,406   $      (60,875)
                                                                 ================  =============  ==============  ===============

                                                                 FEDERATED U.S.    JANUS EQUITY                    JANUS FLEXIBLE
                                                                   GOV'T BOND         INCOME       JANUS GROWTH        INCOME
                                                                  SUBACCOUNT(1)     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                 ----------------  -------------  --------------  ---------------
Investment income
     Distributions                                               $         6,977   $      6,571   $      12,416   $       14,053
Expenses
     Mortality, expense risk and administrative charges                      694          5,750          66,127            1,455
                                                                 ----------------  -------------  --------------  ---------------
Net investment income (loss)                                               6,283            821         (53,711)          12,598
                                                                 ----------------  -------------  --------------  ---------------
Net realized gain (loss) from share transactions                             (99)           (95)         (1,997)              70
Net realized gain distribution from Fund                                     -              -               -                -
Net unrealized appreciation (depreciation) on investment                  10,265       (102,510)     (1,815,303)             774
                                                                 ----------------  -------------  --------------  ---------------
Net gain (loss) on investments                                            10,166       (102,605)     (1,817,300)             844
                                                                 ----------------  -------------  --------------  ---------------
Net increase (decrease) in net assets resulting from operations  $        16,449   $   (101,784)  $  (1,871,011)  $       13,442
                                                                 ================  =============  ==============  ===============

                                                                                  MORGAN STANLEY   ALGER AMERICAN    ENGEMANN
                                                                 MORGAN STANLEY     TECHNOLOGY        LEVERAGED    SMALL & MID-
                                                                  FOCUS EQUITY       PORTFOLIO         ALL-CAP      CAP GROWTH
                                                                   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(2)  SUBACCOUNT(6)
                                                                 ----------------  --------------  -------------  ---------------
Investment income
     Distributions                                               $           -     $         -     $        -      $         -
Expenses
     Mortality, expense risk and administrative charges                    2,929          55,511          2,461              616
                                                                 ----------------  --------------  -------------  ---------------
Net investment income (loss)                                              (2,929)        (55,511)        (2,461)            (616)
                                                                 ----------------  --------------  -------------  ---------------
Net realized gain (loss) from share transactions                            (161)        (29,918)        (3,557)              27
Net realized gain distribution from Fund                                     383           1,639           -                 -
Net unrealized appreciation (depreciation) on investment                (101,536)     (3,746,268)      (203,983)         (62,707)
                                                                 ----------------  --------------  -------------  ---------------
Net gain (loss) on investments                                          (101,314)     (3,774,547)      (207,540)         (62,680)
                                                                 ----------------  --------------  -------------  ---------------
Net increase (decrease) in net assets resulting from operations  $      (104,243)  $  (3,830,058)  $   (210,001)  $      (63,296)
                                                                 ================  ==============  =============  ===============

                                                                                                   FIDELITY VIP        SANFORD
                                                                  FIDELITY VIP    FIDELITY VIP        GROWTH          BERNSTEIN
                                                                  CONTRAFUND(R)   GROWTH SHARES    OPPORTUNITIES    SMALL-CAP VALUE
                                                                  SUBACCOUNT(3)   SUBACCOUNT(3)    SUBACCOUNT(3)      SUBACCOUNT(4)
                                                                 ----------------  -------------  --------------  ---------------
Investment income
     Distributions                                               $           -     $        -     $         -     $            1
Expenses
     Mortality, expense risk and administrative charges                      810          1,460             192              -
                                                                 ----------------  -------------  --------------  ---------------
Net investment income (loss)                                                (810)        (1,460)           (192)               1
                                                                 ----------------  -------------  --------------  ---------------
Net realized gain (loss) from share transactions                             234         (3,019)           (406)             -
Net realized gain distribution from Fund                                     -              -               -                -
Net unrealized appreciation (depreciation) on investment                 (10,222)       (79,962)         (8,528)              33
                                                                 ----------------  -------------  --------------  ---------------
Net gain (loss) on investments                                            (9,988)       (82,981)         (8,934)              33
                                                                 ----------------  -------------  --------------  ---------------
Net increase (decrease) in net assets resulting from operations  $       (10,798)  $    (84,441)  $      (9,126)  $           34
                                                                 ================  =============  ==============  ===============

                      See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                    SANFORD     BANKERS TRUST
                                                                   BERNSTEIN      NASDAQ 100
                                                                  GLOBAL VALUE     INDEX(R)
                                                                 SUBACCOUNT(5)  SUBACCOUNT(7)
                                                                 -------------  -------------
Investment income
     Distributions                                               $         16   $        -
Expenses
     Mortality, expense risk and administrative charges                     5          1,372
                                                                 -------------  -------------
Net investment income (loss)                                               11         (1,372)
                                                                 -------------  -------------
Net realized gain (loss) from share transactions                          -             (569)
Net realized gain distribution from Fund                                  -              -
Net unrealized appreciation (depreciation) on investment                   86       (260,978)
                                                                 -------------  -------------
Net gain (loss) on investments                                             86       (261,547)
                                                                 -------------  -------------
Net increase (decrease) in net assets resulting from operations  $         97   $   (262,919)
                                                                 =============  =============

(1)  From inception January 6, 2000 to December 31, 2000
(2)  From inception June 14, 2000 to December 31, 2000
(3)  From inception June 6, 2000 to December 31, 2000
(4)  From inception December 16, 2000 to December 31, 2000
(5)  From inception December 6, 2000 to December 31, 2000
(6)  From inception August 21, 2000 to December 31, 2000
(7)  From inception August 23, 2000 to December 31, 2000

                      See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                      GOODWIN        OAKHURST
                                                                     GOODWIN         ENGEMANN       MULTI-SECTOR     STRATEGIC
                                                                   MONEY MARKET   CAPITAL GROWTH    FIXED INCOME    ALLOCATION
                                                                    SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                                 ---------------  ---------------  --------------  -----------
Investment income
     Distributions.........................................      $    1,401,659    $     881,082   $   1,426,094   $ 1,035,758
Expenses
     Mortality, expense risk and administrative charges....             236,917        2,894,867         137,459       362,811
                                                                 --------------    -------------   -------------   -----------
Net investment income (loss)...............................           1,164,742       (2,013,785)      1,288,635       672,947
                                                                 --------------    -------------   -------------   -----------
Net realized gain (loss) from share transactions...........                 -            199,224           1,383         6,462
Net realized gain distribution from Fund...................                 -         33,712,379             -       2,422,170
Net unrealized appreciation (depreciation) on investment...                 -         67,520,555        (510,719)    1,547,396
                                                                 --------------    -------------   -------------   -----------
Net gain (loss) on investments.............................                 -        101,432,158        (509,336)    3,976,028
                                                                 --------------    -------------   -------------   -----------
Net increase (decrease) in net assets resulting from
   operations..............................................      $    1,164,742    $  99,418,373   $     779,299   $ 4,648,975
                                                                 ==============    =============   =============   ===========

                                                                                                   DUFF & PHELPS     SENECA
                                                                     ABERDEEN         OAKHURST      REAL ESTATE     STRATEGIC
                                                                  INTERNATIONAL       BALANCED      SECURITIES       THEME
                                                                    SUBACCOUNT       SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                                 ---------------   -------------   -------------   -----------
Investment income
     Distributions.........................................      $    1,559,263    $     722,804   $     201,455   $       -
Expenses
     Mortality, expense risk and administrative charges....             513,193          235,015          31,223       114,711
                                                                 --------------    -------------   -------------   -----------
Net investment income (loss)...............................           1,046,070          487,789         170,232      (114,711)
                                                                 --------------    -------------   -------------   -----------
Net realized gain (loss) from share transactions...........              47,349           13,373          (8,551)       (3,328)
Net realized gain distribution from Fund...................           9,024,051        1,090,011             -       2,873,771
Net unrealized appreciation (depreciation) on investment...           6,988,805        1,469,608         (25,923)    4,256,078
                                                                 --------------    -------------   -------------   -----------
Net gain (loss) on investments.............................          16,060,205        2,572,992         (34,474)    7,126,521
                                                                 --------------    -------------   -------------   -----------
Net increase (decrease) in net assets resulting from
   operations..............................................      $   17,106,275    $   3,060,781   $     135,758   $ 7,011,810
                                                                 ==============    =============   =============   ===========

                                                                                      RESEARCH                        SENECA
                                                                     ABERDEEN         ENHANCED        ENGEMANN       MID-CAP
                                                                     NEW ASIA           INDEX       NIFTY FIFTY       GROWTH
                                                                    SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                                 --------------    -------------   -------------   -----------
Investment income
     Distributions ........................................      $       22,625    $     209,690   $         -     $       -
Expenses
     Mortality, expense risk and administrative charges ...              17,571          172,148          40,023        13,409
                                                                 --------------    -------------   -------------   -----------
Net investment income (loss) ..............................               5,054           37,542         (40,023)      (13,409)
                                                                 --------------    -------------   -------------   -----------
Net realized gain (loss) from share transactions ..........               4,188            9,241             817         4,734
Net realized gain distribution from Fund ..................                  -         1,395,107              -         74,364
Net unrealized appreciation (depreciation) on investment ..             869,485        2,060,618       1,626,903       871,293
                                                                 --------------    -------------   -------------   -----------
Net gain (loss) on investments ............................             873,673        3,464,966       1,627,720       950,391
                                                                 --------------    -------------   -------------   -----------
Net increase (decrease) in net assets resulting from
   operations .............................................      $      878,727    $   3,502,508   $   1,587,697   $   936,982
                                                                 ==============    =============   =============   ===========

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                                 OAKHURST
                                                                GROWTH AND       HOLLISTER         SCHAFER        WANGER U.S.
                                                                  INCOME        VALUE EQUITY    MID-CAP VALUE      SMALL CAP
                                                                SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                               -----------      ------------     -----------      -----------
Investment income
     Distributions.........................................    $    51,165      $      6,780     $    20,315      $       -
Expenses
     Mortality, expense risk and administrative charges....         55,910            12,530          10,223          268,787
                                                               -----------      ------------     -----------      -----------
Net investment income (loss)...............................         (4,745)           (5,750)         10,092         (268,787)
                                                               -----------      ------------     -----------      -----------
Net realized gain (loss) from share transactions...........           (252)            3,904         (25,572)          72,743
Net realized gain distribution from Fund...................        119,133           142,030             -          2,967,831
Net unrealized appreciation (depreciation) on investment...      1,012,913           291,974        (130,299)       4,934,358
                                                               -----------      ------------     -----------      -----------
Net gain (loss) on investments.............................      1,131,794           437,908        (155,871)       7,974,932
                                                               -----------      ------------     -----------      -----------
Net increase (decrease) in net assets resulting from
   operations..............................................    $ 1,127,049      $    432,158     $  (145,779)     $ 7,706,145
                                                               ===========      ============     ===========      ===========

                                                                   WANGER                         TEMPLETON
                                                               INTERNATIONAL      TEMPLETON         ASSET         TEMPLETON
                                                                 SMALL CAP          STOCK         ALLOCATION    INTERNATIONAL
                                                                 SUBACCOUNT       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                               ------------     ------------     -----------     ------------
Investment income
     Distributions.........................................    $   190,889      $      1,255     $       844      $     3,225
Expenses
     Mortality, expense risk and administrative charges....        123,317             1,324           1,149            4,112
                                                               -----------      ------------     -----------      -----------
Net investment income (loss)...............................         67,572               (69)           (305)            (887)
                                                               -----------      ------------     -----------      -----------
Net realized gain (loss) from share transactions...........         28,287             1,336             172           16,281
Net realized gain distribution from Fund...................            -               6,648           5,190           12,000
Net unrealized appreciation (depreciation) on investment...     15,112,035            42,995          26,220          129,839
                                                               -----------      ------------     -----------      -----------
Net gain (loss) on investments.............................     15,140,322            50,979          31,582          158,120
                                                               -----------      ------------     -----------      -----------
Net increase (decrease) in net assets resulting from
   operations..............................................    $15,207,894      $     50,910     $    31,277      $   157,233
                                                               ===========      ============     ===========      ===========

                                                                TEMPLETON
                                                                DEVELOPING      MUTUAL SHARES      WANGER            WANGER
                                                                 MARKETS         INVESTMENTS       TWENTY        FOREIGN FORTY
                                                                SUBACCOUNT       SUBACCOUNT      SUBACCOUNT(1)    SUBACCOUNT(2)
                                                               ------------     ------------     -----------      -----------
Investment income
     Distributions.........................................    $       265      $        156     $       -        $       -
Expenses
     Mortality, expense risk and administrative charges....          2,573             1,498           2,874            1,627
                                                               -----------      ------------     -----------      -----------
Net investment income (loss)...............................         (2,308)           (1,342)         (2,874)          (1,627)
                                                               -----------      ------------     -----------      -----------

Net realized gain (loss) from share transactions...........           (584)              382          12,711            7,285
Net realized gain distribution from Fund...................              -               -               -                -
Net unrealized appreciation (depreciation) on investment...        117,427             9,335          65,825          214,413
                                                               -----------      ------------     -----------      -----------
Net gain (loss) on investments.............................        116,843             9,717          78,536          221,698
                                                               -----------      ------------     -----------      -----------
Net increase (decrease) in net assets resulting from
   operations..............................................    $   114,535      $      8,375     $    75,662      $   220,071
                                                               ===========      ============     ===========      ===========

(1) From inception February 5, 1999 to December 31, 1999
(2) From inception February 9, 1999 to December 31, 1999

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                                                                   FEDERATED         FEDERATED
                                                                     EAFE          BANKERS         U.S. GOV'T       HIGH INCOME
                                                                 EQUITY INDEX    TRUST DOW 30     SECURITIES II     BOND FUND II
                                                                SUBACCOUNT(3)   SUBACCOUNT(4)     SUBACCOUNT(5)    SUBACCOUNT(6)
                                                                --------------  -------------     ------------     --------------
Investment income
     Distributions........................................       $       3,673   $         6       $       -        $         -
Expenses
     Mortality, expense risk and administrative charges...                 364             0               144                287
                                                                --------------  ------------      ------------     --------------
Net investment income (loss)..............................               3,309             6              (144)              (287)
                                                                --------------  ------------      ------------     --------------
Net realized gain (loss) from share transactions..........                  (2)          -                  (0)               (11)
Net realized gain distribution from Fund..................               6,862           -                 -                  -
Net unrealized appreciation (depreciation) on investment..              18,079            22               214              3,106
                                                                --------------  ------------      ------------     --------------
Net gain (loss) on investments............................              24,939            22               214              3,095
                                                                --------------  ------------      ------------     --------------
Net increase (decrease) in net assets resulting from
   operations.............................................       $      28,248   $        28       $        70      $       2,808
                                                                ==============  ============      ============     ==============

                                                                     JANUS                        JANUS FLEXIBLE    MORGAN STANLEY
                                                                 EQUITY INCOME  JANUS GROWTH         INCOME         FOCUS EQUITY
                                                                 SUBACCOUNT(7)  SUBACCOUNT(8)     SUBACCOUNT(9)     SUBACCOUNT(10)
                                                                --------------  -------------     ------------     --------------
Investment income
     Distributions........................................       $         -     $      -          $         9      $        -
Expenses
     Mortality, expense risk and administrative charges...                   1            16                 1                  0
                                                                --------------  ------------      ------------      -------------
Net investment income (loss)..............................                  (1)          (16)                8               -
                                                                --------------  ------------      ------------      -------------
Net realized gain (loss) from share transactions..........                 -               0                (0)                 1
Net realized gain distribution from Fund..................                 -            -                  -                 -
Net unrealized appreciation (depreciation) on investment..                 209         2,162                (7)                74
                                                                --------------  ------------      ------------      -------------
Net gain (loss) on investments............................                 209         2,162                (7)                75
                                                                --------------  ------------      ------------      -------------
Net increase (decrease) in net assets resulting from
   operations.............................................       $         208   $     2,146       $         1      $          75
                                                                ==============  ============      ============      =============

                                                                 TECHNOLOGY
                                                                  PORTFOLIO
                                                                SUBACCOUNT(11)
                                                               ---------------
Investment income
     Distributions.........................................      $        -
Expenses
     Mortality, expense risk and administrative charges....                12
                                                                -------------
Net investment income (loss)...............................               (12)
                                                                -------------
Net realized gain (loss) from share transactions...........                (0)
Net realized gain distribution from Fund...................               -
Net unrealized appreciation (depreciation) on investment...             2,402
                                                                -------------
Net gain (loss) on investments.............................             2,402
                                                                -------------
Net increase (decrease) in net assets resulting from
   operations..............................................      $      2,390
                                                                =============

(3)  From inception July 20, 1999 to December 31, 1999
(4)  From inception December 23, 1999 to December 31, 1999
(5)  From inception August 5, 1999 to December 31, 1999
(6)  From inception August 2, 1999 to December 31, 1999
(7)  From inception December 23, 1999 to December 31, 1999
(8)  From inception December 20, 1999 to December 31, 1999
(9)  From inception December 21, 1999 to December 31, 1999
(10) From inception December 21, 1999 to December 31, 1999
(11) From inception December 20, 1999 to December 31, 1999

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001

                                                     PHOENIX-                                       PHOENIX-ALLIANCE/
                                                    ABERDEEN         PHOENIX-      PHOENIX-AIM MID- BERNSTEIN GROWTH    PHOENIX-
                                                  INTERNATIONAL    ABERDEEN NEW      CAP EQUITY        + VALUE       DEUTSCHE DOW 30
                                                    SUBACCOUNT    ASIA SUBACCOUNT   SUBACCOUNT(6)    SUBACCOUNT(5)      SUBACCOUNT
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $    (412,020)   $      41,926    $           (9)   $           7    $      13,418
    Net realized gain (loss)                           684,638           (4,531)              -                 (1)          18,325
    Net unrealized appreciation (depreciation)     (16,033,904)         (36,942)              423              126          (48,607)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                  (15,761,286)             453               414              132          (16,864)
                                                 ---------------  ---------------  ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                             7,253,797          451,971            10,574            3,217          629,143
    Participant transfers                           (3,389,179)        (266,642)            5,279           11,398        1,562,250
    Participant withdrawals                         (5,693,048)        (277,281)             (227)            (126)        (209,157)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions      (1,828,430)         (91,952)           15,626           14,489        1,982,236
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets          (17,589,716)         (91,499)           16,040           14,621        1,965,372
NET ASSETS
    Beginning of period                             63,062,850        2,917,084               -               -             513,220
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    End of period                                $  45,473,134    $   2,825,585    $       16,040    $      14,621    $   2,478,592
                                                ===============  ===============  ================  ===============  ===============

                                                    PHOENIX-                                                             PHOENIX-
                                                    DEUTSCHE      PHOENIX-DUFF &      PHOENIX-                        ENGEMANN SMALL
                                                   NASDAQ-100      PHELPS REAL        ENGEMANN         PHOENIX-          & MID-CAP
                                                    INDEX(R)    ESTATE SECURITIES  CAPITAL GROWTH   ENGEMANN NIFTY        GROWTH
                                                   SUBACCOUNT      SUBACCOUNT        SUBACCOUNT    FIFTY SUBACCOUNT     SUBACCOUNT
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $      (8,025)   $     225,865    $   (1,960,485)   $     (69,872)   $      (6,032)
    Net realized gain (loss)                           (61,422)           2,871         3,311,928            2,182             (100)
    Net unrealized appreciation (depreciation)        (436,964)         184,486      (127,693,924)      (4,096,493)        (203,376)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                     (506,411)         413,222      (126,342,481)      (4,164,183)        (209,508)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                               640,901          999,587        47,451,399        2,889,299          219,789
    Participant transfers                            1,044,127        1,305,039       (13,046,378)        (113,322)         824,748
    Participant withdrawals                           (137,839)        (770,053)      (38,306,436)      (1,297,369)        (106,578)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions       1,547,189        1,534,573        (3,901,415)       1,478,608          937,959
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets            1,040,778        1,947,795      (130,243,896)      (2,685,575)         728,451
NET ASSETS
    Beginning of period                                538,426        5,840,267       358,052,225       10,801,500          343,897
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    End of period                                $   1,579,204    $   7,788,062    $  227,808,329    $   8,115,925    $   1,072,348
                                                ===============  ===============  ================  ===============  ===============

                                                   PHOENIX-                       PHOENIX-GOODWIN                      PHOENIX-J.P.
                                                 FEDERATED U.S.  PHOENIX-GOODWIN    MULTI-SECTOR   PHOENIX-HOLLISTER MORGAN RESEARCH
                                                  GOVERNMENT      MONEY MARKET      FIXED INCOME      VALUE EQUITY   ENHANCED INDEX
                                                BOND SUBACCOUNT    SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $      19,884    $   1,174,712    $    1,569,256    $      13,263    $     (30,406)
    Net realized gain (loss)                            13,771                -            12,556           68,109         (416,523)
    Net unrealized appreciation (depreciation)         (10,575)               -          (489,299)      (2,047,578)      (3,653,213)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                       23,080        1,174,712         1,092,513       (1,966,206)      (4,100,142)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                60,406       46,087,165         3,022,802        2,975,456        5,499,480
    Participant transfers                              102,359      (22,824,267)        1,048,107        6,799,234       (3,047,139)
    Participant withdrawals                            (44,544)     (10,324,009)       (2,653,018)      (1,315,071)      (2,791,257)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions         118,221       12,938,889         1,417,891        8,459,619         (338,916)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets              141,301       14,113,601         2,510,404        6,493,413       (4,439,058)
NET ASSETS
    Beginning of period                                265,904       35,630,584        19,752,888         7,505,462       29,693,167
                                                ---------------  ---------------  ----------------   ---------------  --------------
    End of period                                $     407,205    $  49,744,185    $   22,263,292     $  13,998,875    $  25,254,109
                                                ===============  ===============  ================   ===============  ==============

                                                                                                      PHOENIX-MFS
                                                 PHOENIX-JANUS    PHOENIX-JANUS     PHOENIX-JANUS   INVESTORS GROWTH   PHOENIX-MFS
                                                  CORE EQUITY    FLEXIBLE INCOME       GROWTH           STOCK        INVESTORS TRUST
                                                  SUBACCOUNT       SUBACCOUNT        SUBACCOUNT      SUBACCOUNT(3)     SUBACCOUNT(7)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                 $         586    $      36,387    $      (86,030)   $         (83)   $          (1)
    Net realized gain (loss)                              (895)          10,058           (76,723)             -                -
    Net unrealized appreciation (depreciation)        (202,174)          (9,787)       (2,992,700)           1,525               18
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) resulting from
       operations                                     (202,483)          36,658        (3,155,453)           1,442               17
                                                ---------------  ---------------  ----------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                               570,818          271,584         3,471,825           17,612              139
    Participant transfers                              669,224          777,006         1,100,472           92,492            2,215
    Participant withdrawals                           (202,281)        (148,282)       (1,544,947)            (725)             (41)
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets
       resulting from participant transactions       1,037,761          900,308         3,027,350          109,379            2,313
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    Net increase (decrease) in net assets              835,278          936,966          (128,103)         110,821            2,330
NET ASSETS
    Beginning of period                              1,249,774          354,929        11,084,159              -                -
                                                ---------------  ---------------  ----------------  ---------------  ---------------
    End of period                                $   2,085,052    $   1,291,895    $   10,956,056    $     110,821   $        2,330
                                                ===============  ===============  ================  ===============  ===============


                      See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                                                     PHOENIX-
                                                              PHOENIX-MORGAN      PHOENIX-         PHOENIX-          OAKHURST
                                               PHOENIX-MFS    STANLEY FOCUS       OAKHURST      OAKHURST GROWTH     STRATEGIC
                                                  VALUE           EQUITY          BALANCED        AND INCOME        ALLOCATION
                                               SUBACCOUNT(4)    SUBACCOUNT       SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                              --------------- --------------- ----------------- ---------------- ---------------
FROM OPERATIONS
                Net investment income (loss)   $          37   $     (4,673)   $      575,231   $      (37,653)  $      799,434
                Net realized gain (loss)                 -           (3,146)          624,175           41,609          780,125
                Net unrealized appreciation
                   (depreciation)                        762        (89,188)         (668,753)      (1,239,672)      (1,105,951)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations             799        (97,007)          530,653       (1,235,716)         473,608
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                  14,086        181,877         3,793,947        3,389,039        5,085,687
                Participant transfers                 30,296         95,531         1,202,546        1,548,089          (45,029)
                Participant withdrawals                 (413)       (78,992)       (4,805,219)      (2,277,985)      (5,827,087)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions           43,969        198,416           191,274        2,659,143         (786,429)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                             44,768        101,409           721,927        1,423,427         (312,821)
NET ASSETS
                Beginning of period                      -          535,099        30,705,509       12,734,446       47,082,764
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $      44,768   $    636,508    $   31,427,436   $   14,157,873   $   46,769,943
                                              =============== ============== ================= ================ ================

                                              PHOENIX-SANFORD  PHOENIX-SANFORD  PHOENIX-SANFORD
                                              BERNSTEIN GLOBAL  BERNSTEIN MID-  BERNSTEIN SMALL-  PHOENIX-SENECA  PHOENIX-SENECA
                                                   VALUE          CAP VALUE        CAP VALUE      MID-CAP GROWTH  STRATEGIC THEME
                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                              ---------------  --------------  ----------------- --------------- ----------------
FROM OPERATIONS
                Net investment income (loss)   $       1,672   $     47,264    $        5,002   $      (83,848)  $     (203,857)
                Net realized gain (loss)               2,287         44,872            21,639          (60,097)         717,135
                Net unrealized appreciation
                   (depreciation)                     (3,925)     1,010,114           100,904       (3,093,005)      (9,111,080)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations              34      1,102,250           127,545       (3,236,950)      (8,597,802)
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                  30,821      1,200,109           354,089        3,064,589        6,622,949
                Participant transfers                270,260      5,224,696         1,717,463        2,263,611           16,723
                Participant withdrawals              (10,354)      (573,939)          (82,374)      (1,454,853)      (3,403,851)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions          290,727      5,850,866         1,989,178        3,873,347        3,235,821
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                            290,761      6,953,116         2,116,723          636,397       (5,361,981)
NET ASSETS
                Beginning of period                   13,471      2,496,369               500       10,331,824       29,573,027
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $     304,232   $  9,449,485    $    2,117,223   $   10,968,221   $   24,211,046
                                              =============== ============== ================= ================ ================

                                                                                ALGER AMERICAN    DEUTSCHE VIT
                                              AIM V.I. CAPITAL                 LEVERAGED ALLCAP  EAFE(R) EQUITY   DEUTSCHE VIT
                                                APPRECIATION   AIM V.I. VALUE     PORTFOLIO           INDEX      EQUITY 500 INDEX
                                                SUBACCOUNT(2)   SUBACCOUNT(1)     SUBACCOUNT        SUBACCOUNT    SUBACCOUNT(3)
                                              --------------- -------------- ----------------- ---------------- -----------------
FROM OPERATIONS
                Net investment income (loss)   $        (349)  $       (804)   $      (17,830)  $      (18,237)  $         (108)
                Net realized gain (loss)              12,491         10,829          (110,536)         (98,848)             909
                Net unrealized appreciation
                   (depreciation)                    (10,408)       (13,248)         (110,196)        (581,609)           1,559
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations           1,734         (3,223)         (238,562)        (698,694)           2,360
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                  53,965        102,182           939,225          282,188           32,264
                Participant transfers                116,292        517,443         2,772,856           84,777           96,890
                Participant withdrawals               (6,332)       (15,008)         (352,566)        (191,780)          (2,292)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions          163,925        604,617         3,359,515          175,185          126,862
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                            165,659        601,394         3,120,953         (523,509)         129,222
NET ASSETS
                Beginning of period                      -              -             964,660        2,346,647              -
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $     165,659   $    601,394    $    4,085,613   $    1,823,138   $      129,222
                                              =============== ============== ================= ================ ================

                                               FEDERATED FUND
                                                  FOR U.S.     FEDERATED HIGH                      VIP GROWTH
                                                GOVERNMENT     INCOME BOND     VIP CONTRAFUND(R)  OPPORTUNITIES     VIP GROWTH
                                                SECURITIES II    FUND II          PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                SUBACCOUNT      SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                              ---------------  -------------- ----------------- ---------------- ---------------
FROM OPERATIONS
                Net investment income (loss)   $      22,867   $     94,535    $       (3,699)  $       (1,214)  $      (13,399)
                Net realized gain (loss)                (570)        (6,339)              825          (15,338)         (43,331)
                Net unrealized appreciation
                   (depreciation)                     37,252        (85,291)          (63,394)           3,081         (198,966)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease)
                   resulting from operations          59,549          2,905           (66,268)         (13,471)        (255,696)
                                              --------------- -------------- ----------------- ---------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                 478,954        252,573           411,338          152,772          901,093
                Participant transfers              3,812,951      1,343,123         1,078,404          203,382        1,914,923
                Participant withdrawals             (217,484)      (180,099)         (138,546)         (49,803)        (268,649)
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets resulting from
                   participant transactions        4,074,421      1,415,597         1,351,196          306,351        2,547,367
                                              --------------- -------------- ----------------- ---------------- ----------------
                Net increase (decrease) in net
                   assets                          4,133,970      1,418,502         1,284,928          292,880        2,291,671
NET ASSETS
                Beginning of period                  421,646        633,614           496,749           86,924          637,633
                                              --------------- -------------- ----------------- ---------------- ----------------
                End of period                  $   4,555,616   $  2,052,116    $    1,781,677   $      379,804   $    2,929,304
                                              =============== ============== ================= ================ ================

                        See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2001
                                  (CONTINUED)

                                                                                    TEMPLETON
                                                                                    DEVELOPING       TEMPLETON        TEMPLETON
                                                 MUTUAL SHARES   TEMPLETON ASSET      MARKETS         GROWTH        INTERNATIONAL
                                                  SECURITIES        STRATEGY        SECURITIES      SECURITIES       SECURITIES
                                                  SUBACCOUNT       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM OPERATIONS
                Net investment income (loss)    $       17,021   $          975   $        3,503   $     200,944   $       63,884
                Net realized gain (loss)               110,077          128,322          (80,550)         23,139          691,396
                Net unrealized appreciation
                   (depreciation)                      (76,326)        (112,503)        (105,561)       (230,479)      (1,275,624)
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease)
                   resulting from operations            50,772           16,794         (182,608)         (6,396)        (520,344)
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                   555,755          205,212          364,378         572,797        1,084,061
                Participant transfers                1,993,145          (84,403)      (1,276,264)      1,176,942        1,279,567
                Participant withdrawals               (202,381)        (241,200)        (131,445)       (203,301)        (395,095)
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets resulting from
                    participant transactions         2,346,519         (120,391)      (1,043,331)      1,546,438        1,968,533
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets                           2,397,291         (103,597)      (1,225,939)      1,540,042        1,448,189
NET ASSETS
                Beginning of period                    791,390          571,672        2,236,522         614,497        2,942,586
                                               ---------------- ---------------- ---------------- --------------- ----------------
                End of period                   $    3,188,681   $      468,075   $    1,010,583   $   2,154,539   $    4,390,775
                                               ================ ================ ================ =============== ================

                                                                                     WANGER
                                                  TECHNOLOGY                      INTERNATIONAL                     WANGER U.S.
                                                   PORTFOLIO     WANGER FOREIGN     SMALL CAP      WANGER TWENTY     SMALL CAP
                                                  SUBACCOUNT    FORTY SUBACCOUNT   SUBACCOUNT        SUBACCOUNT     SUBACCOUNT
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM OPERATIONS
                Net investment income (loss)    $      (42,923)  $      (14,590)  $     (182,116)  $     (14,955)  $     (327,685)
                Net realized gain (loss)               (58,308)         160,155        7,265,126          19,930            1,953
                Net unrealized appreciation
                   (depreciation)                   (3,879,702)        (877,660)     (12,801,607)        195,312        4,794,973
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease)
                   resulting from operations        (3,980,933)        (732,095)      (5,718,597)        200,287        4,469,241
                                               ---------------- ---------------- ---------------- --------------- ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
                Participant deposits                 2,429,648          743,866        4,697,518         564,466        7,889,500
                Participant transfers                   38,850          276,609          323,146         358,770          961,478
                Participant withdrawals               (805,801)        (375,650)      (2,819,819)       (267,035)      (5,577,189)
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets resulting from
                    participant transactions         1,662,697          644,825        2,200,845         656,201        3,273,789
                                               ---------------- ---------------- ---------------- --------------- ----------------
                Net increase (decrease) in net
                    assets                          (2,318,236)         (87,270)      (3,517,752)        856,488        7,743,030
NET ASSETS
                Beginning of period                  7,487,274        2,166,194       25,089,230       1,424,853       40,635,344
                                               ---------------- ---------------- ---------------- --------------- ----------------
                End of period                   $    5,169,038   $    2,078,924   $   21,571,478   $   2,281,341   $   48,378,374
                                               ================ ================ ================ =============== ================

Footnotes for Statements of Changes in Net Assets
For the period ended December 31, 2001

(1)     From inception April 11, 2001 to December 31, 2001
(2)     From inception May 30, 2001 to December 31, 2001
(3)     From inception October 30, 2001 to December 31, 2001
(4)     From inception October 31, 2001 to December 31, 2001
(5)     From inception November 7, 2001 to December 31, 2001
(6)     From inception November 8, 2001 to December 31, 2001
(7)     From inception November 20, 2001 to December 31, 2001

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                                                                                  GOODWIN MULTI-
                                                                              GOODWIN MONEY       ENGEMANN         SECTOR FIXED
                                                                                 MARKET        CAPITAL GROWTH        INCOME
                                                                               SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                                             ---------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $    1,469,571   $     (3,437,532)  $     1,379,929
    Net realized gain (loss)                                                            -           18,008,510            11,203
    Net unrealized appreciation (depreciation)                                          -          (95,694,487)         (350,553)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                             1,469,571        (81,123,509)        1,040,579
                                                                             ---------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                         44,230,502         53,469,804         2,934,415
    Participant transfers                                                       (39,261,422)       (13,882,601)         (705,192)
    Participant withdrawals                                                      (6,958,363)       (48,848,478)       (1,960,140)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                          (1,989,283)        (9,261,275)          269,083
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets                                          (519,712)       (90,384,784)        1,309,662
NET ASSETS
    Beginning of period                                                          36,150,296        448,437,009        18,443,226
                                                                             ---------------  -----------------  ----------------
    End of period                                                            $   35,630,584   $    358,052,225   $    19,752,888
                                                                             ===============  =================  ================

                                                                                 OAKHURST
                                                                                 STRATEGIC         ABERDEEN          OAKHURST
                                                                                ALLOCATION       INTERNATIONAL       BALANCED
                                                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                             ---------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $      895,322   $        (82,073)  $       618,579
    Net realized gain (loss)                                                      4,793,350          4,826,362         3,304,286
    Net unrealized appreciation (depreciation)                                   (5,791,988)       (17,472,128)       (4,024,087)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                              (103,316)       (12,727,839)         (101,222)
                                                                             ---------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          5,271,780          8,349,483         3,942,652
    Participant transfers                                                        (2,193,683)        (2,449,667)       (1,369,588)
    Participant withdrawals                                                      (5,475,917)        (7,293,463)       (3,388,052)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                          (2,397,820)        (1,393,647)         (814,988)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets                                        (2,501,136)       (14,121,486)         (916,210)
NET ASSETS
    Beginning of period                                                          49,583,900         77,184,336        31,621,719
                                                                             ---------------  -----------------  ----------------
    End of period                                                            $   47,082,764   $     63,062,850   $    30,705,509
                                                                             ===============  =================  ================

                                                                              DUFF & PHELPS
                                                                               REAL ESTATE         SENECA          ABERDEEN NEW
                                                                                SECURITIES     STRATEGIC THEME        ASIA
                                                                                SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                                             ---------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $      167,630   $       (259,771)  $        65,874
    Net realized gain (loss)                                                          1,286          3,979,826             2,675
    Net unrealized appreciation (depreciation)                                    1,088,914         (8,881,795)         (623,993)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                             1,257,830         (5,161,740)         (555,444)
                                                                             ---------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                            905,880          6,598,440           571,271
    Participant transfers                                                            84,208          7,356,731           131,670
    Participant withdrawals                                                        (425,758)        (3,392,243)         (286,003)
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                             564,330         10,562,928           416,938
                                                                             ---------------  -----------------  ----------------
    Net increase (decrease) in net assets                                         1,822,160          5,401,188          (138,506)
NET ASSETS
    Beginning of period                                                           4,018,107         24,171,839         3,055,590
                                                                             ---------------  -----------------  ----------------
    End of period                                                            $    5,840,267   $     29,573,027   $     2,917,084
                                                                             ===============  =================  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                              J.P. MORGAN
                                                                                RESEARCH        ENGEMANN NIFTY    SENECA MID-CAP
                                                                             ENHANCED INDEX         FIFTY             GROWTH
                                                                               SUBACCOUNT         SUBACCOUNT        SUBACCOUNT
                                                                            ----------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                            $        14,296   $        (89,754)  $       (58,763)
    Net realized gain (loss)                                                        739,691             (7,270)          873,027
    Net unrealized appreciation (depreciation)                                   (4,415,945)        (2,313,247)         (914,018)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                            (3,661,958)        (2,410,271)          (99,754)
                                                                            ----------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          5,935,241          3,411,555         1,860,532
    Participant transfers                                                         1,867,738          2,276,138         6,257,589
    Participant withdrawals                                                      (2,583,343)        (1,282,380)         (842,357)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
      from participant transactions                                               5,219,636          4,405,313         7,275,764
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets                                         1,557,678          1,995,042         7,176,010
NET ASSETS
    Beginning of period                                                          28,135,489          8,806,458         3,155,814
                                                                            ----------------  -----------------  ----------------
    End of period                                                           $    29,693,167   $     10,801,500   $    10,331,824
                                                                            ================  =================  ================

                                                                                OAKHURST                            SANFORD
                                                                               GROWTH AND      HOLLISTER VALUE    BERNSTEIN MID-
                                                                                 INCOME            EQUITY           CAP VALUE
                                                                               SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                            ----------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                            $       (30,249)  $         (2,718)  $         2,063
    Net realized gain (loss)                                                         58,170            640,515            (1,024)
    Net unrealized appreciation (depreciation)                                     (993,442)           718,594           318,184
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                              (965,521)         1,356,391           319,223
                                                                            ----------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          3,415,813          1,229,412           425,728
    Participant transfers                                                         1,507,066          2,831,492           435,298
    Participant withdrawals                                                      (1,324,981)          (522,187)         (184,944)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
      from participant transactions                                               3,597,898          3,538,717           676,082
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets                                         2,632,377          4,895,108           995,305
NET ASSETS
    Beginning of period                                                          10,102,069          2,610,354         1,501,064
                                                                            ----------------  -----------------  ----------------
    End of period                                                           $    12,734,446   $      7,505,462   $     2,496,369
                                                                            ================  =================  ================

                                                                                                   WANGER
                                                                               WANGER U.S.     INTERNATIONAL        TEMPLETON
                                                                                SMALL-CAP        SMALL-CAP            GROWTH
                                                                               SUBACCOUNT        SUBACCOUNT         SUBACCOUNT
                                                                            ----------------  -----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                            $      (268,970)  $       (247,731)  $          (247)
    Net realized gain (loss)                                                      5,314,444          3,685,070            42,523
    Net unrealized appreciation (depreciation)                                   (8,908,091)       (13,144,869)          (10,475)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) resulting from operations                            (3,862,617)        (9,707,530)           31,801
                                                                            ----------------  -----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                          8,161,032          5,008,047           143,501
    Participant transfers                                                        (1,477,499)         3,499,721           215,851
    Participant withdrawals                                                      (3,921,188)        (2,958,472)          (75,212)
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets resulting
      from participant transactions                                               2,762,345          5,549,296           284,140
                                                                            ----------------  -----------------  ----------------
    Net increase (decrease) in net assets                                        (1,100,272)        (4,158,234)          315,941
NET ASSETS
    Beginning of period                                                          41,735,616         29,247,464           298,556
                                                                            ----------------  -----------------  ----------------
    End of period                                                           $    40,635,344   $     25,089,230   $       614,497
                                                                            ================  =================  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                                                   TEMPLETON
                                                                                 TEMPLETON         TEMPLETON       DEVELOPING
                                                                               ASSET STRATEGY    INTERNATIONAL       MARKETS
                                                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                              ----------------  ---------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                              $         5,710   $       15,480   $          (790)
    Net realized gain (loss)                                                           76,344          215,169           (13,480)
    Net unrealized appreciation (depreciation)                                        (80,823)        (269,663)         (420,356)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) resulting from operations                                   1,231          (39,014)         (434,626)
                                                                              ----------------  ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                              160,423          812,534           548,959
    Participant transfers                                                             218,575        1,334,917         1,581,009
    Participant withdrawals                                                           (97,608)        (436,763)         (223,454)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                               281,390        1,710,688         1,906,514
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets                                             282,621        1,671,674         1,471,888
NET ASSETS
    Beginning of period                                                               289,051        1,270,912           764,634
                                                                              ----------------  ---------------  ----------------
    End of period                                                             $       571,672   $    2,942,586   $     2,236,522
                                                                              ================  ===============  ================

                                                                               MUTUAL SHARES                      WANGER FOREIGN
                                                                               INVESTMENTS      WANGER TWENTY         FORTY
                                                                                SUBACCOUNT       SUBACCOUNT         SUBACCOUNT
                                                                              ----------------  ---------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                              $           258   $       (7,458)  $       (11,779)
    Net realized gain (loss)                                                             (874)          22,049            53,250
    Net unrealized appreciation (depreciation)                                         54,288           60,457          (198,798)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) resulting from operations                                  53,672           75,048          (157,327)
                                                                              ----------------  ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                              210,237          326,411           444,420
    Participant transfers                                                             217,947          470,630         1,419,460
    Participant withdrawals                                                          (101,571)        (133,597)         (143,042)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                               326,613          663,444         1,720,838
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets                                             380,285          738,492         1,563,511
NET ASSETS
    Beginning of period                                                               411,105          686,361           602,683
                                                                              ----------------  ---------------  ----------------
    End of period                                                             $       791,390   $    1,424,853   $     2,166,194
                                                                              ================  ===============  ================

                                                                                                                  FEDERATED U.S.
                                                                               EAFE(R) EQUITY    BANKERS TRUST        GOV'T
                                                                                    INDEX           DOW 30        SECURITIES II
                                                                                  SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
                                                                              ----------------  ---------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                              $       (13,480)  $        1,622   $         2,845
    Net realized gain (loss)                                                           39,666            6,815               (57)
    Net unrealized appreciation (depreciation)                                       (300,903)          (4,673)           19,618
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) resulting from operations                                (274,717)           3,764            22,406
                                                                              ----------------  ---------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                              324,384          107,635            87,647
    Participant transfers                                                           2,270,656          424,235           261,097
    Participant withdrawals                                                          (211,405)         (27,696)          (29,164)
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                             2,383,635          504,174           319,580
                                                                              ----------------  ---------------  ----------------
    Net increase (decrease) in net assets                                           2,108,918          507,938           341,986
NET ASSETS
    Beginning of period                                                               237,729            5,282            79,660
                                                                              ----------------  ---------------  ----------------
    End of period                                                             $     2,346,647   $      513,220   $       421,646
                                                                              ================  ===============  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                             FEDERATED HIGH
                                                                              INCOME BOND      FEDERATED U.S.      JANUS EQUITY
                                                                                FUND II          GOV'T BOND           INCOME
                                                                               SUBACCOUNT       SUBACCOUNT(1)       SUBACCOUNT
                                                                             ----------------  ----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $        35,671   $         6,283   $           821
    Net realized gain (loss)                                                          (3,310)              (99)              (95)
    Net unrealized appreciation (depreciation)                                       (93,236)           10,265          (102,510)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) resulting from operations                                (60,875)           16,449          (101,784)
                                                                             ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                             209,736            21,214           371,910
    Participant transfers                                                            471,350           243,678         1,049,012
    Participant withdrawals                                                         (165,804)          (15,437)          (82,762)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                              515,282           249,455         1,338,160
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets                                            454,407           265,904         1,236,376
NET ASSETS
    Beginning of period                                                              179,207               -              13,398
                                                                             ----------------  ----------------  ----------------
    End of period                                                            $       633,614   $       265,904   $     1,249,774
                                                                             ================  ================  ================

                                                                                                JANUS FLEXIBLE    MORGAN STANLEY
                                                                               JANUS GROWTH         INCOME         FOCUS EQUITY
                                                                                SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                                                             ----------------  ----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $       (53,711)  $        12,598   $        (2,929)
    Net realized gain (loss)                                                          (1,997)               70               222
    Net unrealized appreciation (depreciation)                                    (1,815,303)              774          (101,536)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) resulting from operations                             (1,871,011)           13,442          (104,243)
                                                                             ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                           2,592,783           111,451           152,659
    Participant transfers                                                         10,968,373           259,859           518,092
    Participant withdrawals                                                         (785,493)          (34,137)          (33,482)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                           12,775,663           337,173           637,269
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets                                         10,904,652           350,615           533,026
NET ASSETS
    Beginning of period                                                              179,507             4,314             2,073
                                                                             ----------------  ----------------  ----------------
    End of period                                                            $    11,084,159   $       354,929   $       535,099
                                                                             ================  ================  ================

                                                                             MORGAN STANLEY    ALGER AMERICAN        ENGEMANN
                                                                               TECHNOLOGY        LEVERAGED         SMALL & MID-
                                                                                PORTFOLIO         ALL-CAP           CAP GROWTH
                                                                               SUBACCOUNT       SUBACCOUNT(2)      SUBACCOUNT(6)
                                                                             ----------------  ----------------  ----------------
FROM OPERATIONS
    Net investment income (loss)                                             $       (55,511)  $        (2,461)  $          (616)
    Net realized gain (loss)                                                         (28,279)           (3,557)               27
    Net unrealized appreciation (depreciation)                                    (3,746,268)         (203,983)          (62,707)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) resulting from operations                             (3,830,058)         (210,001)          (63,296)
                                                                             ----------------  ----------------  ----------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                           2,178,620           215,280            43,300
    Participant transfers                                                          9,701,539           990,287           371,361
    Participant withdrawals                                                         (674,951)          (30,906)           (7,468)
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                           11,205,208         1,174,661           407,193
                                                                             ----------------  ----------------  ----------------
    Net increase (decrease) in net assets                                          7,375,150           964,660           343,897
NET ASSETS
    Beginning of period                                                              112,124               -                 -
                                                                             ----------------  ----------------  ----------------
    End of period                                                            $     7,487,274   $       964,660   $       343,897
                                                                             ================  ================  ================

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 2000
                                  (CONTINUED)

                                                                                                                   FIDELITY VIP
                                                                                 FIDELITY VIP     FIDELITY VIP      GROWTH
                                                                                CONTRAFUND(R)       GROWTH        OPPORTUNITIES
                                                                                 SUBACOUNT(3)     SUBACOUNT(3)    SUBACCOUNT(3)
                                                                                --------------   --------------   ---------------
FROM OPERATIONS
    Net investment income (loss)                                                $         (810)  $       (1,460)  $         (192)
    Net realized gain (loss)                                                               234           (3,019)            (406)
    Net unrealized appreciation (depreciation)                                         (10,222)         (79,962)          (8,528)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) resulting from operations                                  (10,798)         (84,441)          (9,126)
                                                                                ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                                90,132           88,790           11,724
    Participant transfers                                                              426,857          650,387           88,187
    Participant withdrawals                                                             (9,442)         (17,103)          (3,861)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets resulting
          from participant transactions                                                507,547          722,074           96,050
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets                                              496,749          637,633           86,924
                                                                                ===============  ===============  ===============
NET ASSETS
    Beginning of period                                                                    -                -                -
                                                                                ---------------  ---------------  ---------------
    End of period                                                               $      496,749   $      637,633   $       86,924
                                                                                ===============  ===============  ===============


                                                                                    SANFORD
                                                                                   BERNSTEIN         SANFORD       BANKERS TRUST
                                                                                   SMALL-CAP        BERNSTEIN        NASDAQ 100
                                                                                     VALUE         GLOBAL VALUE       INDEX(R)
                                                                                 SUBACCOUNT(4)    SUBACCOUNT(5)    SUBACCOUNT(7)
                                                                                ---------------  ---------------  ---------------
FROM OPERATIONS
    Net investment income (loss)                                                $            1   $           11   $       (1,372)
    Net realized gain (loss)                                                               -                -               (569)
    Net unrealized appreciation (depreciation)                                              33               86         (260,978)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) resulting from operations                                       34               97         (262,919)
                                                                                ---------------  ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
    Participant deposits                                                                    60               88           81,823
    Participant transfers                                                                  414           13,286          726,749
    Participant withdrawals                                                                 (8)             -             (7,227)
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets resulting
          From participant transactions                                                    466           13,374          801,345
                                                                                ---------------  ---------------  ---------------
    Net increase (decrease) in net assets                                                  500           13,471          538,426
NET ASSETS
    Beginning of period                                                                    -                -                -
                                                                                ---------------  ---------------  ---------------
    End of period                                                               $          500   $       13,471   $      538,426
                                                                                ===============  ===============  ===============

(1) From inception January 6, 2000 to December 31, 2000
(2) From inception June 14, 2000 to December 31, 2000
(3) From inception June 6, 2000 to December 31, 2000
(4) From inception December 16, 2000 to December 31, 2000
(5) From inception December 6, 2000 to December 31, 2000
(6) From inception August 21, 2000 to December 31, 2000
(7) From inception August 23, 2000 to December 31, 2000

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                                       GOODWIN
                                                                                    GOODWIN           ENGEMANN       MULTI-SECTOR
                                                                                  MONEY MARKET     CAPITAL GROWTH    FIXED INCOME
                                                                                   SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                                 --------------   ---------------   -------------
FROM OPERATIONS
     Net investment income (loss)....................................            $    1,164,742   $    (2,013,785)  $   1,288,635
     Net realized gain (loss)........................................                       -          33,911,603           1,383
     Net unrealized appreciation (depreciation)......................                       -          67,520,555        (510,719)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) resulting from operations...............                 1,164,742        99,418,373         779,299
                                                                                 --------------   ---------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits............................................                45,745,678        55,380,624       3,185,838
     Participant transfers...........................................               (32,514,036)        2,056,950          10,155
     Participant withdrawals.........................................                (7,462,353)      (39,295,629)     (1,861,647)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets resulting.................
           from participant transactions.............................                 5,769,289        18,141,945       1,334,346
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets...........................                 6,934,031       117,560,318       2,113,645
NET ASSETS
     Beginning of period.............................................                29,216,265       330,876,691      16,329,581
                                                                                 --------------   ---------------   -------------
     End of period...................................................            $   36,150,296   $   448,437,009   $  18,443,226
                                                                                 ==============   ===============   =============

                                                                                    OAKHURST
                                                                                   STRATEGIC         ABERDEEN          OAKHURST
                                                                                   ALLOCATION      INTERNATIONAL       BALANCED
                                                                                   SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                                                                 --------------   ---------------   -------------
FROM OPERATIONS
     Net investment income (loss)....................................            $      672,947   $     1,046,070   $     487,789
     Net realized gain (loss)........................................                 2,428,632         9,071,400       1,103,384
     Net unrealized appreciation (depreciation)......................                 1,547,396         6,988,805       1,469,608
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) resulting from operations...............                 4,648,975        17,106,275       3,060,781
                                                                                 --------------   ---------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits............................................                 5,766,295         8,895,302       4,014,520
     Participant transfers...........................................                   426,167        (2,116,044)        785,289
     Participant withdrawals.........................................                (4,114,288)       (6,140,365)     (3,398,123)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets resulting
           from participant transactions.............................                 2,078,174           638,893       1,401,686
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets...........................                 6,727,149        17,745,168       4,462,467
NET ASSETS
     Beginning of period.............................................                42,856,751        59,439,168      27,159,252
                                                                                 --------------   ---------------   -------------
     End of period...................................................            $   49,583,900   $    77,184,336   $  31,621,719
                                                                                 ==============   ===============   =============

                                                                                  DUFF & PHELPS       SENECA
                                                                                   REAL ESTATE       STRATEGIC        ABERDEEN
                                                                                   SECURITIES          THEME          NEW ASIA
                                                                                   SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
                                                                                 --------------   ---------------   -------------
FROM OPERATIONS
     Net investment income (loss)....................................            $      170,232   $      (114,711)  $       5,054
     Net realized gain (loss)........................................                    (8,551)        2,870,443           4,188
     Net unrealized appreciation (depreciation)......................                   (25,923)        4,256,078         869,485
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) resulting from operations...............                   135,758         7,011,810         878,727
                                                                                 --------------   ---------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits............................................                 1,205,811         3,459,133         500,215
     Participant transfers...........................................                  (767,489)        7,228,439         378,701
     Participant withdrawals.........................................                  (441,550)       (1,588,498)       (180,470)
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets resulting
           from participant transactions.............................                    (3,228)        9,099,074         698,446
                                                                                 --------------   ---------------   -------------
     Net increase (decrease) in net assets...........................                   132,530        16,110,884       1,577,173
NET ASSETS
     Beginning of period.............................................                 3,885,577         8,060,955       1,478,417
                                                                                 --------------   ---------------   -------------
     End of period...................................................            $    4,018,107   $    24,171,839   $   3,055,590
                                                                                 ==============   ===============   =============

                        See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                               RESEARCH
                                                               ENHANCED           ENGEMANN            SENECA
                                                                 INDEX           NIFTY FIFTY      MID-CAP GROWTH
                                                              SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss).......................   $         37,542    $       (40,023)   $       (13,409)
     Net realized gain (loss)...........................          1,404,348                817             79,098
     Net unrealized appreciation (depreciation).........          2,060,618          1,626,903            871,293
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations..          3,502,508          1,587,697            936,982
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits...............................          4,764,435          1,600,829            550,378
     Participant transfers..............................          9,507,736          4,539,540            896,097
     Participant withdrawals............................         (2,366,241)          (663,615)          (177,076)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions............         11,905,930          5,476,754          1,269,399
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets..............         15,408,438          7,064,451          2,206,381
NET ASSETS
     Beginning of period................................         12,727,051          1,742,007            949,433
                                                           ----------------    ---------------    ---------------
     End of period......................................   $     28,135,489    $     8,806,458    $     3,155,814
                                                           ================    ===============    ===============

                                                               OAKHURST
                                                              GROWTH AND          HOLLISTER           SCHAFER
                                                                INCOME           VALUE EQUITY      MID-CAP VALUE
                                                              SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $         (4,745)   $        (5,750)   $        10,092
     Net realized gain (loss)..........................             118,881            145,934            (25,572)
     Net unrealized appreciation (depreciation)........           1,012,913            291,974           (130,299)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.           1,127,049            432,158           (145,779)
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................           2,435,487            547,053            436,822
     Participant transfers.............................           4,170,995            999,772            435,382
     Participant withdrawals...........................            (964,227)          (185,449)          (117,678)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........           5,642,255          1,361,376            754,526
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............           6,769,304          1,793,534            608,747
NET ASSETS
     Beginning of period...............................           3,332,765            816,820            892,317
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $     10,102,069    $     2,610,354    $     1,501,064
                                                           ================    ===============    ===============

                                                                                    WANGER
                                                              WANGER U.S.        INTERNATIONAL       TEMPLETON
                                                               SMALL CAP           SMALL CAP           STOCK
                                                              SUBACCOUNT          SUBACCOUNT        SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $       (268,787)   $        67,572    $           (69)
     Net realized gain (loss)..........................           3,040,574             28,287              7,984
     Net unrealized appreciation (depreciation)........           4,934,358         15,112,035             42,995
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.           7,706,145         15,207,894             50,910
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................           7,502,489          3,435,101            154,926
     Participant transfers.............................            (622,831)           956,598            102,914
     Participant withdrawals...........................          (4,086,854)        (1,563,997)           (37,586)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........           2,792,804          2,827,702            220,254
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............          10,498,949         18,035,596            271,164
NET ASSETS
     Beginning of period...............................          31,236,667         11,211,868             27,392
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $     41,735,616    $    29,247,464    $       298,556
                                                           ================    ===============    ===============

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                                                                      TEMPLETON
                                                            TEMPLETON ASSET        TEMPLETON         DEVELOPING
                                                              ALLOCATION         INTERNATIONAL         MARKETS
                                                              SUBACCOUNT          SUBACCOUNT         SUBACCOUNT
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $           (305)   $          (887)   $        (2,308)
     Net realized gain (loss)                                         5,362             28,281               (584)
     Net unrealized appreciation (depreciation)........              26,220            129,839            117,427
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.              31,277            157,233            114,535
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................              59,531            188,339            140,700
     Participant transfers.............................             180,739            950,796            564,459
     Participant withdrawals...........................             (20,055)           (78,924)           (65,725)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             220,215          1,060,211            639,434
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             251,492          1,217,444            753,969
NET ASSETS
     Beginning of period ..............................              37,559             53,468             10,665
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        289,051    $     1,270,912    $       764,634
                                                           ================    ===============    ===============

                                                             Mutual Shares                            WANGER
                                                              INVESTMENTS       WANGER TWENTY      FOREIGN FORTY
                                                              SUBACCOUNT        SUBACCOUNT(1)      SUBACCOUNT(2)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $         (1,342)   $        (2,874)   $        (1,627)
     Net realized gain (loss)..........................                 382             12,711              7,285
     Net unrealized appreciation (depreciation)........               9,335             65,825            214,413
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.               8,375             75,662            220,071
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................             131,902            173,164             61,520
     Participant transfers.............................             245,705            492,271            341,129
     Participant withdrawals...........................             (28,647)           (54,736)           (20,037)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             348,960            610,699            382,612
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             357,334            686,361            602,683
NET ASSETS
     Beginning of period...............................              53,771                -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        411,105    $       686,361    $       602,683
                                                           ================    ===============    ===============

                                                                                   BANKERS           FEDERATED
                                                                 EAFE               TRUST           U.S. GOV'T
                                                             EQUITY INDEX          DOW 30          SECURITIES II
                                                             SUBACCOUNT(3)      SUBACCOUNT(4)      SUBACCOUNT(5)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $          3,309    $             6    $          (144)
     Net realized gain (loss)..........................               6,860                -                   (0)
     Net unrealized appreciation (depreciation)........              18,079                 22                214
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.              28,248                 28                 70
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................              25,625                  -              2,203
     Participant transfers.............................             185,637              5,262             79,165
     Participant withdrawals...........................              (1,781)                (8)            (1,778)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             209,481              5,254             79,590
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             237,729              5,282             79,660
NET ASSETS
     Beginning of period...............................                 -                  -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        237,729    $         5,282    $        79,660
                                                           ================    ===============    ===============

                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                  (CONTINUED)

                                                               FEDERATED
                                                              HIGH INCOME           JANUS
                                                              BOND FUND II      EQUITY INCOME      JANUS GROWTH
                                                             SUBACCOUNT(6)      SUBACCOUNT(7)      SUBACCOUNT(8)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $           (287)   $            (1)   $           (16)
     Net realized gain (loss)..........................                 (11)               -                    0
     Net unrealized appreciation (depreciation)........               3,106                209              2,162
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.               2,808                208              2,146
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................                 298                  -              2,047
     Participant transfers.............................             177,083             13,201            175,407
     Participant withdrawals...........................                (982)               (11)               (93)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........             176,399             13,190            177,361
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............             179,207             13,398            179,507
NET ASSETS
     Beginning of period...............................                 -                  -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $        179,207    $        13,398    $       179,507
                                                           ================    ===============    ===============

                                                                 JANUS          MORGAN STANLEY       TECHNOLOGY
                                                            FLEXIBLE INCOME      FOCUS EQUITY        PORTFOLIO
                                                             SUBACCOUNT(9)      SUBACCOUNT(10)     SUBACCOUNT(11)
                                                           ----------------    ---------------    ---------------
FROM OPERATIONS
     Net investment income (loss)......................    $              8    $           -      $           (12)
     Net realized gain (loss)..........................                  (0)                 1                 (0)
     Net unrealized appreciation (depreciation)........                  (7)                74              2,402
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) resulting from operations.                   1                 75              2,390
                                                           ----------------    ---------------    ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
     Participant deposits..............................                 -                  -                  314
     Participant transfers.............................               4,355              2,045            109,577
     Participant withdrawals...........................                 (42)               (47)              (157)
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets resulting
               from participant transactions...........               4,313              1,998            109,734
                                                           ----------------    ---------------    ---------------
     Net increase (decrease) in net assets.............               4,314              2,073            112,124
NET ASSETS
     Beginning of period...............................                 -                  -                  -
                                                           ----------------    ---------------    ---------------
     End of period.....................................    $          4,314    $         2,073    $       112,124
                                                           ================    ===============    ===============

(1) From inception February 5, 1999 to December 31, 1999
(2) From inception February 9, 1999 to December 31, 1999
(3) From inception July 20, 1999 to December 31, 1999
(4) From inception December 23, 1999 to December 31, 1999
(5) From inception August 5, 1999 to December 31, 1999
(6) From inception August 2, 1999 to December 31, 1999
(7) From inception December 23, 1999 to December 31, 1999
(8) From inception December 20, 1999 to December 31, 1999
(9) From inception December 21, 1999 to December 31, 1999
(10) From inception December 21, 1999 to December 31, 1999
(11) From inception December 20, 1999 to December 31, 1999

                       See Notes to Financial Statements

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION
     Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) (the "Account"), formerly Phoenix Home Life Variable Universal Life Account, is a separate investment account of Phoenix Life Insurance Company ("Phoenix") (See Note 10), formerly Phoenix Home Life Mutual Insurance Company. Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established June 17, 1985. The Account currently consists of 50 subaccounts, that invest in shares of a specific series of a mutual fund. The mutual funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust -- Class 2, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (the "Funds"). As of December 31, 2001, all subaccounts were available for investment.

     Each series has distinct investment objectives as outlined below. Additionally, contract owners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                      INVESTMENT OBJECTIVE
-----------                                                      --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                            High total return consistent with reasonable risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                                 Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                                Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series                 Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series (formerly, Phoenix-Bankers        Track the total return of the Dow Jones Industrial Average(SM)
Trust Dow 30 Series)                                             before fund expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series (formerly, Phoenix-  Track the total return of the Nasdaq-100 Index(R) before fund
Bankers Trust Nasdaq-100(R) Series)                              expenses.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series              Capital appreciation and income with approximately equal
                                                                 emphasis.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series (see Note 11)             Intermediate and long-term growth of capital, with income as a secondary consideration.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series (see Note 11)                Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series                   Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series (see Note 11)      High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                              High level of current income consistent with capital
                                                                 preservation and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series                 Long-term total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                            Long-term capital appreciation and a secondary investment
                                                                 objective of current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series               High total return.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Core Equity Series (formerly, Phoenix-Janus        Long-term growth of capital.
Equity Income Series) (see Note 11)
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                             Maximum total return consistent with the preservation of
                                                                 capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series (see Note 11)                        Long-term capital growth in a manner consistent with the
                                                                 preservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series                        Long-term growth of capital and future income rather than
                                                                 current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                               Long-term growth of capital and secondarily to provide
                                                                 reasonable current income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                                         Capital appreciation and reasonable income.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series                       Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION (CONTINUED)

-----------------------------------------------------------------------------------------------------------------------------------
SERIES NAME                                                      INVESTMENT OBJECTIVE
-----------                                                      --------------------
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series (see Note 11)                   Reasonable income, long-term capital growth and conservation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series                        Dividend growth, current income and capital.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series (see Note 11)       High total return over an extended period of time consistent with prudent investment risk.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series                    Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series                   Long-term capital appreciation with current income as the
                                                                 secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series                 Long-term capital appreciation. Current income is a secondary investment objective.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                             Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                            Long-term appreciation of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                               Growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                              Long-term growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio                        Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT EAFE(R) Equity Index Fund                           Replicate, before expenses, the performance of the Morgan
                                                                 Stanley Capital International EAFE(R) Index.
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche VIT Equity 500 Index Fund                               Replicate, before expenses, the performance of the Standard &
                                                                 Poor's 500 Composite Stock Price Index.
-----------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II (see Note 11)   Current income.
-----------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                               High current income.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                                      Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                               Capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                             Capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                                    Capital appreciation with income as a secondary objective.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund                                    High level of total return.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund                     Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                                 Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund                          Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                             Long-term capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                             Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                                   Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                                    Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap                                            Long-term capital growth.
-----------------------------------------------------------------------------------------------------------------------------------

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

     B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     C. INCOME TAXES: The Account is not a separate entity from Phoenix and under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

     D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS
     Purchases and sales of shares of the Funds for the period ended December 31, 2001 aggregated the following:

SUBACCOUNT                                                      PURCHASES          SALES
----------                                                      ---------          -----
The Phoenix Edge Series Fund
    Phoenix-Aberdeen International Series                    $    6,562,161    $    7,384,196
    Phoenix-Aberdeen New Asia Series                                514,947           564,979
    Phoenix-AIM Mid-Cap Equity Series(6)                             15,646                22
    Phoenix-Alliance/Bernstein Growth + Value Series(5)              14,569                66
    Phoenix-Deutsche Dow 30 Series                                2,267,485           249,351
    Phoenix-Deutsche Nasdaq-100 Index(R) Series                   1,966,626           426,904
    Phoenix-Duff & Phelps Real Estate Securities Series           2,566,013           804,122
    Phoenix-Engemann Capital Growth Series                       33,312,421        33,713,523
    Phoenix-Engemann Nifty Fifty Series                           2,883,051         1,476,193
    Phoenix-Engemann Small & Mid-Cap Growth Series                1,112,690           180,269
    Phoenix-Federated U.S. Government Bond Series                   399,258           249,782
    Phoenix-Goodwin Money Market Series                          35,251,673        21,128,845
    Phoenix-Goodwin Multi-Sector Fixed Income Series              6,258,484         3,270,433
    Phoenix-Hollister Value Equity Series                         9,325,776           778,028
    Phoenix-J.P. Morgan Research Enhanced Index Series            6,562,896         6,752,267
    Phoenix-Janus Core Equity Series                              1,269,558           230,580
    Phoenix-Janus Flexible Income Series                          1,102,453           155,665
    Phoenix-Janus Growth Series                                   4,965,522         2,024,545
    Phoenix-MFS Investors Growth Stock Series(3)                    109,606               244
    Phoenix-MFS Investors Trust Series(7)                             2,320                 7
    Phoenix-MFS Value Series(4)                                      44,248               221
    Phoenix-Morgan Stanley Focus Equity Series                      366,569           172,732
    Phoenix-Oakhurst Balanced Series                              5,235,756         3,851,245
    Phoenix-Oakhurst Growth and Income Series                     4,824,295         2,169,482
    Phoenix-Oakhurst Strategic Allocation Series                  5,627,770         4,855,267
    Phoenix-Sanford Bernstein Global Value Series                   309,263            14,727
    Phoenix-Sanford Bernstein Mid-Cap Value Series                6,588,748           646,240
    Phoenix-Sanford Bernstein Small-Cap Value Series              2,139,180           121,069
    Phoenix-Seneca Mid-Cap Growth Series                          5,242,360         1,452,280
    Phoenix-Seneca Strategic Theme Series                         6,939,004         3,190,212

AIM Variable Insurance Funds
    AIM V.I. Capital Appreciation Fund(2)                           185,818             9,890
    AIM V.I. Value Fund(1)                                          658,695            43,874

The Alger American Fund
    Alger American Leveraged AllCap Portfolio                     3,730,985           318,481

Deutsche Asset Management VIT Funds
    Deutsche VIT EAFE(R) Equity Index Fund                        1,295,517         1,138,928
    Deutsche VIT Equity 500 Index Fund(3)                           176,013            49,194

Federated Insurance Series
    Federated Fund for U.S. Government Securities II              4,473,240           373,099
    Federated High Income Bond Fund II                            2,516,779         1,005,685

Fidelity(R) Variable Insurance Products
    VIP Contrafund(R) Portfolio                                   1,419,552            55,775
    VIP Growth Opportunities Portfolio                              382,024            76,684
    VIP Growth Portfolio                                          2,882,616           283,208

Franklin Templeton Variable Insurance Products Trust -- Class 2
    Mutual Shares Securities Fund                                 2,660,797           186,150
    Templeton Asset Strategy Fund                                 1,221,807         1,289,906
    Templeton Developing Markets Securities Fund                  1,068,082         2,108,154
    Templeton Growth Securities Fund                              1,910,574           138,716
    Templeton International Securities Fund                       3,288,475           553,865

The Universal Institutional Funds, Inc.
    Technology Portfolio                                          3,095,566         1,477,443

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS (CONTINUED)

SUBACCOUNT                                                      PURCHASES          SALES
----------                                                      ---------          -----
Wanger Advisors Trust
    Wanger Foreign Forty                                     $    1,375,264    $      571,104
    Wanger International Small Cap                               11,935,472         2,648,338
    Wanger Twenty                                                 1,132,909           491,170
    Wanger U.S. Small Cap                                         7,185,507         4,235,678

(1)  From inception April 11, 2001 to December 31, 2001
(2)  From inception May 30, 2001 to December 31, 2001
(3)  From inception October 30, 2001 to December 31, 2001
(4)  From inception October 31, 2001 to December 31, 2001
(5)  From inception November 7, 2001 to December 31, 2001
(6)  From inception November 8, 2001 to December 31, 2001
(7)  From inception November 20, 2001 to December 31, 2001

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS
     A summary of Financial Highlights of the Account for the period ended December 31, 2001, follows:

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
THE PHOENIX EDGE SERIES:
PHOENIX-ABERDEEN INTERNATIONAL SERIES
Units                                                    24,473,284
Unit Value, end of period                                 $1.858078
Net assets, end of period (thousands)                       $45,473
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets           (0.80)
Total return                                               (24.66%)

PHOENIX-ABERDEEN NEW ASIA SERIES
Units                                                     3,555,559
Unit Value, end of period                                 $0.794695
Net assets, end of period (thousands)                        $2,826
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.50%
Total return                                                  0.21%

PHOENIX-AIM MID CAP EQUITY SERIES(6)
Units                                                        15,075
Unit Value, end of period                                 $1.064065
Net assets, end of period (thousands)                           $16
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.91%) (8)
Total return                                                  5.47%

PHOENIX-ALLIANCE/BERNSTEIN GROWTH AND VALUE SERIES(5)
Units                                                        13,679
Unit Value, end of period                                 $1.068825
Net assets, end of period (thousands)                           $15
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets            0.65% (8)
Total return                                                  3.83%

PHOENIX-DEUTSCHE DOW 30 SERIES
Units                                                     2,814,609
Unit Value, end of period                                 $0.880617
Net assets, end of period (thousands)                        $2,479
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.00%
Total return                                                (6.74%)

PHOENIX-DEUTSCHE NASDAQ-100 INDEX(R) SERIES
Units                                                     3,878,705
Unit Value, end of period                                 $0.407147
Net assets, end of period (thousands)                        $1,579
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (33.60%)

PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES
Units                                                     4,420,316
Unit Value, end of period                                 $1.761879
Net assets, end of period (thousands)                        $7,788
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            3.42%
Total return                                                  5.76%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-ENGEMANN CAPITAL GROWTH SERIES
Units                                                    61,718,275
Unit Value, end of period                                 $3.691068
Net assets, end of period (thousands)                      $227,808
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.74%)
Total return                                               (35.11%)

PHOENIX-ENGEMANN NIFTY FIFTY SERIES
Units                                                     9,465,694
Unit Value, end of period                                 $0.857384
Net assets, end of period (thousands)                        $8,116
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (35.11%)

PHOENIX-ENGEMANN SMALL & MID-CAP GROWTH SERIES
Units                                                     1,815,149
Unit Value, end of period                                 $0.590777
Net assets, end of period (thousands)                        $1,072
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.75%)
Total return                                               (27.31%)

PHOENIX-FEDERATED U.S GOVERNMENT BOND SERIES
Units                                                       330,450
Unit Value, end of period                                 $1.232273
Net assets, end of period (thousands)                          $407
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            4.09%
Total return                                                  4.17%

PHOENIX-GOODWIN MONEY MARKET SERIES
Units                                                    29,389,267
Unit Value, end of period                                 $1.692597
Net assets, end of period (thousands)                       $49,744
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            2.84%
Total return                                                  2.99%

PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES
Units                                                     8,751,521
Unit Value, end of period                                 $2.543934
Net assets, end of period (thousands)                       $22,263
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            7.34%
Total return                                                  5.24%

PHOENIX-HOLLISTER VALUE EQUITY SERIES
Units                                                     9,739,141
Unit Value, end of period                                 $1.437383
Net assets, end of period (thousands)                       $13,999
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.12%
Total return                                               (18.62%)

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES
Units                                                    20,048,035
Unit Value, end of period                                 $1.259680
Net assets, end of period (thousands)                       $25,254
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.11%)
Total return                                               (12.61%)

PHOENIX-JANUS CORE EQUITY SERIES
Units                                                     2,517,526
Unit Value, end of period                                 $0.828215
Net assets, end of period (thousands)                        $2,085
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.04%
Total return                                               (12.35%)

PHOENIX-JANUS FLEXIBLE INCOME SERIES
Units                                                     1,149,888
Unit Value, end of period                                 $1.123496
Net assets, end of period (thousands)                        $1,292
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            4.84%
Total return                                                  6.38%

PHOENIX-JANUS GROWTH SERIES
Units                                                    15,785,620
Unit Value, end of period                                 $0.694053
Net assets, end of period (thousands)                       $10,956
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (24.46%)

PHOENIX-MFS INVESTORS GROWTH STOCK SERIES(3)
Units                                                       103,818
Unit Value, end of period                                 $1.067454
Net assets, end of period (thousands)                          $111
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.81%) (8)
Total return                                                  6.75%

PHOENIX-MFS INVESTORS TRUST SERIES(7)
Units                                                         2,238
Unit Value, end of period                                 $1.041047
Net assets, end of period (thousands)                            $2
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.47%) (8)
Total return                                                (0.26%)

PHOENIX-MFS VALUE SERIES(4)
Units                                                        42,403
Unit Value, end of period                                 $1.055814
Net assets, end of period (thousands)                           $45
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets            1.02% (8)
Total return                                                  7.37%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES
Units                                                       846,074
Unit Value, end of period                                 $0.752307
Net assets, end of period (thousands)                          $637
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (15.77%)

PHOENIX-OAKHURST BALANCED SERIES
Units                                                    13,357,007
Unit Value, end of period                                 $2.352879
Net assets, end of period (thousands)                       $31,427
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.86%
Total return                                                  1.77%

PHOENIX-OAKHURST GROWTH AND INCOME SERIES
Units                                                    12,075,563
Unit Value, end of period                                 $1.172440
Net assets, end of period (thousands)                       $14,158
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.28%)
Total return                                                (8.90%)

PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES
Units                                                    12,604,034
Unit Value, end of period                                 $3.710712
Net assets, end of period (thousands)                       $46,770
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.73%
Total return                                                  1.05%

PHOENIX-SANFORD BERNSTEIN GLOBAL VALUE SERIES
Units                                                       326,384
Unit Value, end of period                                 $0.932130
Net assets, end of period (thousands)                          $304
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.47%
Total return                                                (7.59%)

PHOENIX-SANFORD BERNSTEIN MID-CAP VALUE SERIES
Units                                                     8,522,555
Unit Value, end of period                                 $1.108762
Net assets, end of period (thousands)                        $9,449
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.87%
Total return                                                 22.00%

PHOENIX-SANFORD BERNSTEIN SMALL-CAP VALUE SERIES
Units                                                     1,700,551
Unit Value, end of period                                 $1.245022
Net assets, end of period (thousands)                        $2,117
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.57%
Total return                                                 14.83%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
PHOENIX-SENECA MID-CAP GROWTH SERIES
Units                                                     7,666,487
Unit Value, end of period                                 $1.430671
Net assets, end of period (thousands)                       $10,968
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (25.89%)

PHOENIX-SENECA STRATEGIC THEME SERIES
Units                                                    14,905,929
Unit Value, end of period                                 $1.624256
Net assets, end of period (thousands)                       $24,211
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (27.95%)

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. CAPITAL APPRECIATION FUND(2)
Units                                                       188,887
Unit Value, end of period                                 $0.877030
Net assets, end of period (thousands)                          $166
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.81%) (8)
Total return                                               (12.30%)

AIM V.I. VALUE FUND(1)
Units                                                       615,289
Unit Value, end of period                                 $0.977417
Net assets, end of period (thousands)                          $601
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.45%) (8)
Total return                                                (2.26%)

THE ALGER AMERICAN FUND:
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
Units                                                     6,415,325
Unit Value, end of period                                 $0.636852
Net assets, end of period (thousands)                        $4,086
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.79%)
Total return                                               (16.61%)

DEUTSCHE ASSET MANAGEMENT VIT FUNDS:
DEUTSCHE VIT EAFE(R) EQUITY INDEX FUND
Units                                                     2,495,507
Unit Value, end of period                                 $0.730569
Net assets, end of period (thousands)                        $1,823
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (25.30%)

DEUTSCHE VIT EQUITY 500 INDEX FUND(3)
Units                                                       122,489
Unit Value, end of period                                 $1.054972
Net assets, end of period (thousands)                          $129
Expenses as a % of average net assets                         0.80% (8)
Net investment income as a % of average net assets          (0.81%) (8)
Total return                                                  5.50%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============

FEDERATED INSURANCE SERIES:
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Units                                                     3,854,015
Unit Value, end of period                                 $1.182044
Net assets, end of period (thousands)                        $4,556
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            1.21%
Total return                                                  6.17%

FEDERATED HIGH INCOME BOND FUND II
Units                                                     2,268,237
Unit Value, end of period                                 $0.904719
Net assets, end of period (thousands)                        $2,052
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            6.71%
Total return                                                  0.57%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS:
VIP CONTRAFUND(R) PORTFOLIO
Units                                                     2,191,035
Unit Value, end of period                                 $0.813167
Net assets, end of period (thousands)                        $1,782
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.39%)
Total return                                               (13.07%)

VIP GROWTH OPPORTUNITIES PORTFOLIO
Units                                                       524,240
Unit Value, end of period                                 $0.724485
Net assets, end of period (thousands)                          $380
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.63%)
Total return                                               (15.13%)

VIP GROWTH PORTFOLIO
Units                                                     4,190,048
Unit Value, end of period                                 $0.699110
Net assets, end of period (thousands)                        $2,929
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (18.39%)

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST -- CLASS 2:
MUTUAL SHARES SECURITIES FUND
Units                                                     2,494,390
Unit Value, end of period                                 $1.278341
Net assets, end of period (thousands)                        $3,189
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.88%
Total return                                                  6.19%

TEMPLETON ASSET STRATEGY FUND
Units                                                       430,437
Unit Value, end of period                                 $1.087442
Net assets, end of period (thousands)                          $468
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.13%
Total return                                                (10.67)

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
Units                                                     1,021,204
Unit Value, end of period                                 $0.989599
Net assets, end of period (thousands)                        $1,011
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            0.19%
Total return                                                (8.82%)

TEMPLETON GROWTH SECURITIES FUND
Units                                                     1,628,111
Unit Value, end of period                                 $1.323337
Net assets, end of period (thousands)                        $2,155
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets           16.03%
Total return                                                (2.09%)

TEMPLETON INTERNATIONAL SECURITIES FUND
Units                                                     4,278,615
Unit Value, end of period                                 $1.026214
Net assets, end of period (thousands)                        $4,391
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets            2.00%
Total return                                               (16.67%)

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
TECHNOLOGY PORTFOLIO
Units                                                     12,509,589
Unit Value, end of period                                  $0.413206
Net assets, end of period (thousands)                         $5,169
Expenses as a % of average net assets                          0.80%
Net investment income as a % of average net assets           (0.79%)
Total return                                                (49.26%)

WANGER ADVISORS TRUST:
WANGER FOREIGN FORTY
Units                                                     1,540,402
Unit Value, end of period                                 $1.349598
Net assets, end of period (thousands)                        $2,079
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.66%)
Total return                                               (27.21%)

WANGER INTERNATIONAL SMALL CAP
Units                                                    14,822,518
Unit Value, end of period                                 $1.455318
Net assets, end of period (thousands)                       $21,571
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.80%)
Total return                                               (21.79%)

WANGER TWENTY
Units                                                     1,403,212
Unit Value, end of period                                 $1.625799
Net assets, end of period (thousands)                        $2,281
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.81%)
Total return                                                  8.22%

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 4--FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       PERIOD ENDED
                                                         12/31/01
                                                       ============
WANGER U.S. SMALL CAP
Units                                                    26,940,784
Unit Value, end of period                                 $1.795730
Net assets, end of period (thousands)                       $48,378
Expenses as a % of average net assets                         0.80%
Net investment income as a % of average net assets          (0.74%)
Total return                                                 10.49%

(1) From inception April 11, 2001 to December 31, 2001
(2) From inception May 30, 2001 to December 31, 2001
(3) From inception October 30, 2001 to December 31, 2001
(4) From inception October 31, 2001 to December 31, 2001
(5) From inception November 7, 2001 to December 31, 2001
(6) From inception November 8, 2001 to December 31, 2001
(7) From inception November 20, 2001 to December 31, 2001
(8) Annualized

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 2001 (IN UNITS)

                                                                    SUBACCOUNT
                                            -------------------------------------------------------------------------
                                                                                                       PHOENIX-
                                               PHOENIX-                                                 ALLIANCE/
                                               ABERDEEN           PHOENIX-      PHOENIX-AIM MID-       BERNSTEIN
                                             INTERNATIONAL      ABERDEEN NEW       CAP EQUITY        GROWTH + VALUE
FLEX EDGE & FLEX EDGE SUCCESS                  SERIES            ASIA SERIES        SERIES(6)          SERIES(5)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period           24,207,169         3,451,977                -                   -
Participant deposits                              3,307,259           529,676             10,133               3,000
Participant transfers                            (1,807,827)         (347,929)             5,159              10,502
Participant withdrawals                          (2,607,710)         (322,105)              (217)               (116)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                 23,098,891         3,311,619             15,075              13,386
                                           ================  ================  ==================  =================

                                                                SUBACCOUNT
                                           ------------------------------------------------------
                                                                 PHOENIX-        PHOENIX-DUFF &
                                                PHOENIX-         DEUTSCHE        PHELPS REAL
                                           DEUTSCHE DOW 30      NASDAQ-100      ESTATE SECURITIES
FLEX EDGE & FLEX EDGE SUCCESS                   SERIES       INDEX(R) SERIES        SERIES
                                           ---------------- -----------------  ------------------
Units outstanding, beginning of period              518,019           864,652          3,295,651
Participant deposits                                686,907         1,479,708            557,063
Participant transfers                             1,770,560         1,777,040            729,108
Participant withdrawals                            (218,723)         (314,804)          (384,514)
                                           ----------------  ----------------  ------------------
Units outstanding, end of period                  2,756,763         3,806,596          4,197,308
                                           ================  ================  ==================

                                                                                                       PHOENIX-
                                                PHOENIX-                                               ALLIANCE/
                                                ABERDEEN          PHOENIX-      PHOENIX-AIM MID-       BERNSTEIN
                                             INTERNATIONAL      ABERDEEN NEW       CAP EQUITY        GROWTH + VALUE
JOINT EDGE                                       SERIES         ASIA SERIES         SERIES(6)          SERIES(5)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period            1,367,572           226,580                -                   -
Participant deposits                                279,525            57,697                -                   -
Participant transfers                               (55,239)           (9,360)               -                   296
Participant withdrawals                            (217,465)          (30,977)               -                    (3)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                  1,374,393           243,940                -                   293
                                           ================  ================  ==================  =================


                                                                 PHOENIX-        PHOENIX-DUFF &
                                               PHOENIX-          DEUTSCHE         PHELPS REAL
                                            DEUTSCHE DOW 30      NASDAQ-100     ESTATE SECURITIES
JOINT EDGE                                      SERIES        INDEX(R) SERIES       SERIES
                                           ----------------  ----------------  ------------------
Units outstanding, beginning of period               25,538            13,531            210,344
Participant deposits                                 23,795             9,727             38,986
Participant transfers                                21,671            57,607              8,414
Participant withdrawals                             (13,158)           (8,756)           (34,736)
                                           ----------------  ----------------  ------------------
Units outstanding, end of period                     57,846            72,109            223,008
                                           ================  ================  ==================

                                                PHOENIX-                            PHOENIX-           PHOENIX-
                                                ENGEMANN         PHOENIX        ENGEMANN SMALL      FEDERATED U.S.
                                             CAPITAL GROWTH   ENGEMANN NIFTY       & MID-CAP          GOVERNMENT
FLEX EDGE & FLEX EDGE SUCCESS                    SERIES        FIFTY SERIES      GROWTH SERIES        BOND SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period           59,553,010         7,622,561            395,010             224,529
Participant deposits                             10,432,963         2,746,961            332,282              49,009
Participant transfers                            (3,533,446)         (273,979)         1,186,851              58,388
Participant withdrawals                          (8,261,719)       (1,241,927)          (165,948)            (35,381)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                 58,190,808         8,853,616          1,748,195             296,545
                                           ================  ================  ==================  =================

                                                              PHOENIX-GOODWIN
                                            PHOENIX-GOODWIN     MULTI-SECTOR    PHOENIX-HOLLISTER
                                             MONEY MARKET      FIXED INCOME      VALUE EQUITY
FLEX EDGE & FLEX EDGE SUCCESS                   SERIES            SERIES            SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period           20,829,475         7,851,749          4,066,108
Participant deposits                             26,774,054         1,156,058          1,850,896
Participant transfers                           (13,414,538)          408,848          4,191,850
Participant withdrawals                          (5,890,510)         (971,989)          (727,862)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                 28,298,481         8,444,666          9,380,992
                                            ===============  ================  ==================

                                               PHOENIX-                              PHOENIX-           PHOENIX-
                                               ENGEMANN            PHOENIX-       ENGEMANN SMALL      FEDERATED U.S.
                                            CAPITAL GROWTH     ENGEMANN NIFTY        & MID-CAP         GOVERNMENT
JOINT EDGE                                      SERIES           FIFTY SERIES      GROWTH SERIES       BOND SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period            3,398,653           461,705             28,118                 261
Participant deposits                                944,978           252,163             27,666               1,150
Participant transfers                              (122,237)           29,054             19,890              33,441
Participant withdrawals                            (693,927)         (130,844)            (8,720)               (947)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                  3,527,467           612,078             66,954              33,905
                                           ================  ================  ==================  =================

                                                             PHOENIX-GOODWIN
                                            PHOENIX-GOODWIN    MULTI-SECTOR     PHOENIX-HOLLISTER
                                             MONEY MARKET      FIXED INCOME       VALUE EQUITY
JOINT EDGE                                      SERIES           SERIES             SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period              850,992           319,953            183,316
Participant deposits                                778,922            59,009            105,629
Participant transfers                              (373,884)           (7,063)           145,707
Participant withdrawals                            (165,244)          (65,044)           (76,503)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                  1,090,786           306,855            358,149
                                            ===============  ================  ==================

                                              PHOENIX-J.P.
                                            MORGAN RESEARCH    PHOENIX-JANUS     PHOENIX-JANUS
                                             ENHANCED INDEX     CORE EQUITY     FLEXIBLE INCOME     PHOENIX-JANUS
FLEX EDGE & FLEX EDGE SUCCESS                   SERIES             SERIES           SERIES          GROWTH SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period           19,937,249         1,261,590            305,654          11,644,575
Participant deposits                              3,934,028           634,232            237,017           4,136,794
Participant transfers                            (2,428,096)          746,497            669,000           1,147,668
Participant withdrawals                          (2,095,298)         (222,476)          (129,432)         (1,888,025)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                 19,347,883         2,419,843          1,082,239          15,041,012
                                           ================  ================  ==================  =================


                                             PHOENIX-MFS       PHOENIX-MFS
                                            INVESTORS GROWTH  INVESTORS TRUST      PHOENIX-MFS
FLEX EDGE & FLEX EDGE SUCCESS               STOCK SERIES(3)     SERIES(7)        VALUE SERIES(4)
                                            ---------------  -----------------  -----------------
Units outstanding, beginning of period                  -                 -                  -
Participant deposits                                 16,354               134             13,301
Participant transfers                                80,784             1,841             29,382
Participant withdrawals                                (585)              (36)              (394)
                                            ---------------  -----------------  -----------------
Units outstanding, end of period                     96,553             1,939             42,289
                                            ===============  =================  =================



                                              PHOENIX-J.P.
                                            MORGAN RESEARCH    PHOENIX-JANUS     PHOENIX-JANUS
                                             ENHANCED INDEX     CORE EQUITY     FLEXIBLE INCOME     PHOENIX-JANUS
JOINT EDGE                                      SERIES             SERIES           SERIES          GROWTH SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period              659,073            61,162             30,425             420,177
Participant deposits                                236,265            29,376              8,330             434,799
Participant transfers                               (37,272)           23,683             32,393              52,367
Participant withdrawals                            (157,914)          (16,538)            (3,499)           (162,735)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                    700,152            97,683             67,649             744,608
                                           ================  ================  ==================  =================


                                              PHOENIX-MFS       PHOENIX-MFS
                                            INVESTORS GROWTH  INVESTORS TRUST      PHOENIX-MFS
JOINT EDGE                                  STOCK SERIES(3)      SERIES(7)       VALUE SERIES(4)
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period                  -                 -                  -
Participant deposits                                    154               -                  114
Participant transfers                                 7,134               303
Participant withdrawals                                 (23)               (4)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                      7,265               299                114
                                            ===============  ================  ==================


                                                                                    PHOENIX-            PHOENIX-
                                            PHOENIX-MORGAN        PHOENIX-       OAKHURST GROWTH        OAKHURST
                                             STANLEY FOCUS        OAKHURST         AND INCOME           STRATEGIC
FLEX EDGE & FLEX EDGE SUCCESS                EQUITY SERIES    BALANCED SERIES        SERIES        ALLOCATION SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period              575,714        12,690,290          9,163,078          12,310,719
Participant deposits                                225,375         1,528,698          2,598,507           1,287,625
Participant transfers                               105,201           443,636          1,127,935             (53,950)
Participant withdrawals                             (97,226)       (1,908,013)        (1,690,219)         (1,467,183)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                    809,064        12,754,611         11,199,301          12,077,211
                                           ================  ================  ==================  =================

                                            PHOENIX-SANFORD   PHOENIX-SANFORD    PHOENIX-SANFORD
                                            BERNSTEIN GLOBAL   BERNSTEIN MID    BERNSTEIN SMALL-
FLEX EDGE & FLEX EDGE SUCCESS                VALUE SERIES    CAP VALUE SERIES   CAP VALUE SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period                8,447         2,601,035                400
Participant deposits                                 27,978         1,132,963            297,352
Participant transfers                               275,590         5,103,831          1,431,951
Participant withdrawals                              (8,704)         (546,685)           (65,607)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                    303,311         8,291,144          1,664,096
                                            ===============  ================  ==================

                                                                                    PHOENIX-            PHOENIX-
                                            PHOENIX-MORGAN        PHOENIX-       OAKHURST GROWTH        OAKHURST
                                             STANLEY FOCUS        OAKHURST         AND INCOME           STRATEGIC
JOINT EDGE                                   EQUITY SERIES    BALANCED SERIES        SERIES        ALLOCATION SERIES
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, beginning of period               23,455           591,871            731,693             511,471
Participant deposits                                  5,505           111,801            208,608             108,175
Participant transfers                                11,145            19,819            126,508              (5,860)
Participant withdrawals                              (3,095)         (121,095)          (190,547)            (86,963)
                                           ----------------  ----------------  ------------------  -----------------
Units outstanding, end of period                     37,010           602,396            876,262             526,823
                                           ================  ================  ==================  =================



                                            PHOENIX-SANFORD   PHOENIX-SANFORD   PHOENIX-SANFORD
                                            BERNSTEIN GLOBAL  BERNSTEIN MID-    BERNSTEIN SMALL-
JOINT EDGE                                    VALUE SERIES   CAP VALUE SERIES   CAP VALUE SERIES
                                            ---------------  ----------------  ------------------
Units outstanding, beginning of period                4,909           145,915                 60
Participant deposits                                  5,466            56,678              7,072
Participant transfers                                14,522            63,727             31,196
Participant withdrawals                              (1,824)          (34,909)            (1,873)
                                            ---------------  ----------------  ------------------
Units outstanding, end of period                     23,073           231,411             36,455
                                            ===============  ================  ==================

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 5--(CONTINUED)

                                                                          SUBACCOUNT
                                        -----------------------------------------------------------------------------------
                                        PHOENIX-SENECA   PHOENIX-SENECA  AIM V.I. CAPITAL                   ALGER AMERICAN
                                        MID-CAP GROWTH  STRATEGIC THEME    APPRECIATION    AIM V.I. VALUE  LEVERAGED ALLCAP
FLEX EDGE & FLEX EDGE SUCCESS               SERIES           SERIES           FUND(2)          FUND(1)         PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period       5,026,506       12,117,498               -               -           1,208,552
Participant deposits                         1,790,367        3,347,483            55,187         105,107         1,370,765
Participant transfers                        1,203,127         (87,503)           123,060         509,604         4,208,500
Participant withdrawals                      (788,567)      (1,578,442)           (5,974)        (15,404)         (530,116)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period             7,231,433       13,799,036           172,273         599,307         6,257,701
                                        ==============  ===============  ================  ==============  ================


                                                     SUBACCOUNT
                                         ------------------------------
                                         DEUTSCHE VIT    DEUTSCHE VIT
                                         EAFE(R) EQUITY EQUITY 500 INDEX
FLEX EDGE & FLEX EDGE SUCCESS             INDEX FUND        FUND(3)
                                         -------------  ---------------
Units outstanding, beginning of period       2,231,334              -
Participant deposits                           337,513           29,936
Participant transfers                         (41,266)           89,021
Participant withdrawals                      (200,549)          (2,045)
                                         -------------  ---------------
Units outstanding, end of period             2,327,032          116,912
                                         =============  ===============

                                        PHOENIX-SENECA   PHOENIX-SENECA  AIM V.I. CAPITAL                   ALGER AMERICAN
                                        MID-CAP GROWTH  STRATEGIC THEME    APPRECIATION    AIM V.I. VALUE  LEVERAGED ALLCAP
JOINT EDGE                                  SERIES           SERIES           FUND(2)          FUND(1)         PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period         325,823        1,002,205                 -               -            54,680
Participant deposits                           144,946          325,845             5,937             534            80,076
Participant transfers                           70,944         (17,397)            11,098          15,448            45,349
Participant withdrawals                      (106,659)        (203,760)             (421)               -          (22,481)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period               435,054        1,106,893            16,614          15,982           157,624
                                        ==============  ===============  ================  ==============  ================

                                         DEUTSCHE VIT    DEUTSCHE VIT
                                        EAFE(R) EQUITY  EQUITY 500 INDEX
JOINT EDGE                                INDEX FUND        FUND(3)
                                         -------------  ---------------
Units outstanding, beginning of period         168,356              -
Participant deposits                            16,614              388
Participant transfers                           20,261            5,348
Participant withdrawals                       (36,756)            (159)
                                         -------------  ---------------
Units outstanding, end of period               168,475            5,577
                                         =============  ===============

                                        FEDERATED FUND
                                           FOR U.S.      FEDERATED HIGH                      VIP GROWTH
                                          GOVERNMENT      INCOME BOND     VIP CONTRAFUND(R)   OPPORTUNITIES     VIP GROWTH
FLEX EDGE & FLEX EDGE SUCCESS            SECURITIES II      FUND II          PORTFOLIO        PORTFOLIO        PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period         367,622          489,366           506,738          98,242           701,904
Participant deposits                           385,734          262,923           491,310         192,508         1,203,288
Participant transfers                        3,093,108        1,463,282         1,296,702         283,752         2,459,423
Participant withdrawals                      (173,256)        (153,997)         (162,621)        (61,419)         (349,716)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period             3,673,208        2,061,574         2,132,129         513,083         4,014,899
                                        ==============  ===============  ================  ==============  ================

                                         MUTUAL SHARES  TEMPLETON ASSET
FLEX EDGE & FLEX EDGE SUCCESS             SECURITIES        STRATEGY
                                        --------------  ---------------
Units outstanding, beginning of period         649,161          450,859
Participant deposits                           420,721          167,681
Participant transfers                        1,547,418         (96,697)
Participant withdrawals                      (155,003)        (108,485)
                                         -------------  ---------------
Units outstanding, end of period             2,462,297          413,358
                                         =============  ===============

                                        FEDERATED FUND
                                           FOR U.S.      FEDERATED HIGH                      VIP GROWTH
                                          GOVERNMENT      INCOME BOND    VIP CONTRAFUND(R) OPPORTUNITIES      VIP GROWTH
JOINT EDGE                               SECURITIES II      FUND II          PORTFOLIO       PORTFOLIO         PORTFOLIO
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period          11,126          214,980            24,337           3,590            42,478
Participant deposits                            26,090           12,376            17,337           8,293            47,364
Participant transfers                          153,267           22,871            24,158           1,898           104,993
Participant withdrawals                        (9,676)         (43,564)           (6,926)         (2,624)          (19,686)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period               180,807          206,663            58,906          11,157           175,149
                                        ==============  ===============  ================  ==============  ================

                                        MUTUAL SHARES   TEMPLETON ASSET
JOINT EDGE                               SECURITIES        STRATEGY
                                        --------------  ---------------
Units outstanding, beginning of period           8,241           18,768
Participant deposits                            16,695           13,709
Participant transfers                           11,722          (8,676)
Participant withdrawals                        (4,565)          (6,722)
                                        --------------  ---------------
Units outstanding, end of period                32,093           17,079
                                        ==============  ===============

                                           TEMPLETON
                                          DEVELOPING       TEMPLETON         TEMPLETON
                                            MARKETS          GROWTH        INTERNATIONAL     TECHNOLOGY     WANGER FOREIGN
FLEX EDGE & FLEX EDGE SUCCESS             SECURITIES       SECURITIES       SECURITIES        PORTFOLIO          FORTY
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period       2,045,327          422,991         2,178,019       8,770,495         1,121,139
Participant deposits                           347,116          418,229         1,014,870       4,699,262           464,337
Participant transfers                      (1,277,197)          865,672         1,185,299       (111,302)           119,259
Participant withdrawals                      (114,888)        (140,638)         (316,988)     (1,500,176)         (229,873)
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, end of period             1,000,358        1,566,254         4,061,200      11,858,279         1,474,862
                                        ==============  ===============  ================  ==============  ================

                                            WANGER
                                        INTERNATIONAL                       WANGER U.S.
FLEX EDGE & FLEX EDGE SUCCESS             SMALL CAP      WANGER TWENTY       SMALL CAP
                                        --------------  ---------------  ----------------
Units outstanding, beginning of period      12,557,704          907,360        23,391,524
Participant deposits                         2,667,543          370,969         4,286,030
Participant transfers                          184,177          251,117           529,460
Participant withdrawals                    (1,585,346)        (159,204)       (2,973,335)
                                        --------------  ---------------  ----------------
Units outstanding, end of period            13,824,078        1,370,242        25,233,679
                                        ==============  ===============  ================

                                           TEMPLETON
                                          DEVELOPING       TEMPLETON         TEMPLETON
                                            MARKETS          GROWTH        INTERNATIONAL     TECHNOLOGY     WANGER FOREIGN
JOINT EDGE                                SECURITIES       SECURITIES       SECURITIES        PORTFOLIO          FORTY
                                        --------------  ---------------  ----------------  -------------   ----------------
Units outstanding, beginning of period          15,399           31,657           211,450         423,163            47,295
Participant deposits                            11,516           21,324            33,740         337,560            23,983
Participant transfers                            2,046           22,333            16,498          51,829             9,437
Participant withdrawals                        (8,115)         (13,457)          (44,273)       (161,242)          (15,175)
                                        --------------  ---------------  ----------------  --------------  ----------------
Units outstanding, end of period                20,846           61,857           217,415         651,310            65,540
                                        ==============  ===============  ================  ==============  ================

                                            WANGER
                                        INTERNATIONAL                       WANGER U.S.
JOINT EDGE                                SMALL CAP      WANGER TWENTY       SMALL CAP
                                        --------------  ---------------  ----------------
Units outstanding, beginning of period         925,332           41,085         1,612,687
Participant deposits                           245,027           10,030           393,183
Participant transfers                         (23,341)            1,317          (30,694)
Participant withdrawals                      (148,578)         (19,462)         (268,071)
                                        --------------  ---------------  ----------------
Units outstanding, end of period               998,440           32,970         1,707,105
                                        ==============  ===============  ================

     (1) From inception April 11, 2001 to December 31, 2001
     (2) From inception May 30, 2001 to December 31, 2001
     (3) From inception October 30, 2001 to December 31, 2001
     (4) From inception October 31, 2001 to December 31, 2001
     (5) From inception November 7, 2001 to December 31, 2001
     (6) From inception November 8, 2001 to December 31, 2001
     (7) From inception November 20, 2001 to December 31, 2001

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 6--POLICY LOANS

   Policy provisions allow policyowners to borrow up to 90% of the policy value reduced by an amount equal to the surrender charge with interest of [4% due in policy years 1-10, 3% due in policy years 11-15, 2 1/2% in policy years 16 and thereafter for Flex Edge Success policies] and [8% due in policy years 1-10 and 7% in policy years 11 and thereafter for Flex Edge and Joint Edge policies] and payable on each policy anniversary. Individual Edge policy owners may borrow up to 90% of policy value reduced by any applicable surrender charge with an interest rate of 4% (6% in New York and New Jersey) during policy years 1-10 and 3% (5% in New York and New Jersey) during policy years 11-15 and 2.25% (4.25% in New York and New Jersey) during policy years 16 and thereafter. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account and the non-loaned portion of the Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account, a part of Phoenix's general account as collateral for the outstanding loan. Transfers from the Account are included in participant withdrawals in the accompanying financial statements. Amounts in the loaned portion of the Guaranteed Interest Account are credited with interest at 2% for Flex Edge Success and Individaul Edge policies, and 6% for Joint Edge and Flex Edge policies. Loan repayments result in a transfer of collateral back to the Account and the non-loaned portion of the Guaranteed Interest Account.

NOTE 7--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $54,821,843, $43,358,944 and $36,655,692 during the years ended December 31, 2001, 2000 and 1999, respectively. Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2% of the partial surrender amount paid and a partial surrender charge equal to a pro rata portion of the surrender charge that would apply to a full surrender, is deducted from the policy value and paid to Phoenix. Such aggregated $4,929,907, $5,605,620 and $4,449,996 during the periods ended December 31, 2001, 2000 and 1999, respectively.

   PEPCO is the principal underwriter and distributor of the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

   Policies which are surrendered during the first ten policy years will incur a surrender charge, consisting of a contingent deferred sales charge designed to recover expenses for the distribution of Policies that are terminated by surrender before distribution expenses have been recouped, and a contingent deferred issue charge designed to recover expenses for the administration of Policies that are terminated by surrender before administrative expenses have been recouped. These are contingent charges paid only if the Policy is surrendered (or a partial withdrawal is taken or the Face Amount is reduced or the Policy lapses) during the first ten policy years. The charges are deferred (i.e. not deducted from premiums).

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.80% of the average daily net assets of the Account for mortality and expense risks assumed for Flex Edge and Joint Edge. For Flex Edge Success and Individual Edge policies, the Account is charged an annual rate of 0.80% for the first fifteen years and 0.25% thereafter.

NOTE 8--DISTRIBUTION OF NET INCOME

   The Account does not expect to declare dividends to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

NOTE 9--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code"), as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each Subaccount is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   The Secretary of the Treasury has issued regulations under Section 817(h) of the Code. Phoenix intends that each of the Subaccounts shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

NOTE 10--REORGANIZATION AND INITIAL PUBLIC OFFERING

   On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company unanimously adopted a plan of reorganization, which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Home Life Mutual Insurance Company converted from a mutual life insurance company to a stock life insurance company, became a wholly

     FLEX EDGE, FLEX EDGE SUCCESS(R), JOINT EDGE(R) AND INDIVIDUAL EDGE(R)
                  PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

NOTE 10--REORGANIZATION AND INITIAL PUBLIC OFFERING (CONTINUED)

owned subsidiary of The Phoenix Companies, Inc. ("PNX") and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly owned subsidiary of PNX.

NOTE 11--PROPOSED FUND CHANGES

   On November 13, 2001, The Board of Trustees of The Phoenix Edge Series Fund approved a Plan of Reorganization to merge three Series of The Phoenix Edge Series Fund into other existing series. Each Merging Series will be merged into a corresponding Surviving Series as follows:

Merging Series                               Surviving Series
--------------                               ----------------
Phoenix-Engemann Nifty Fifty Series          Phoenix-Engemann Capital Growth
                                                Series
Phoenix-Janus Core Equity Series             Phoenix-Janus Growth Series
Phoenix-Oakhurst Balanced Series             Phoenix-Oakhurst Strategic
                                                Allocation Series

   If the shareholders approve the Plan of Reorganization each Merging Series will transfer all or substantially all of its assets and its liabilities to the corresponding Surviving Series. In exchange, shareholders of the Merging Series will receive a proportional number of shares in the Surviving Series. The shareholders of each Merging Series must approve the Plan of Reorganization before any transaction can take place. The next meeting of The Phoenix Edge Series Fund's shareholders will be held in the Spring of 2002, at which time, these matters will be submitted for a shareholder vote.

   The Board of Trustees of the fund voted at their August 28, 2001 meeting that shares of the Phoenix-Federated U.S. Government Bond Series will no longer be available for sale except to contract/policy owners who already had account value allocated to the subaccounts investing in the series as of February 16, 2001.

   On September 18, 2001, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHLVIC Variable Universal Life Account and Phoenix Life And Annuity Variable Universal Life Account asked the Securities and Exchange Commission ("SEC") to approve a proposal to substitute shares of Federated Fund for U.S. Government Securities II for shares of Phoenix-Federated U.S. Government Bond Series. Subject to SEC approval, the substitution is expected to be completed in 2002. It will affect contract/policy owners who have amounts invested in the Phoenix-Federated U.S. Government Bond Series at that time. Affected Contract owners will be notified when the substitution is complete.

NOTE 12--MANAGER OF MANAGERS

   The Adviser of Phoenix-AIM Mid-Cap Equity Series, Phoenix-Alliance/Bernstein Growth + Value Series, Phoenix-Deutsche Dow 30 Series, Phoenix-Deutsche Nasdaq-100 Index(R) Series, Phoenix-Federated U.S. Government Bond Series, Phoenix-J.P. Morgan Research Enhanced Index Series, Phoenix-Janus Core Equity Series, Phoenix-Janus Flexible Income Series, Phoenix-Janus Growth Series, Phoenix- MFS Investors Growth Stock Series, Phoenix-MFS Investors Trust Series, Phoenix-MFS Value Series, Phoenix-Morgan Stanley Focus Equity Series, Phoenix-Sanford Bernstein Global Value Series, Phoenix-Sanford Bernstein Mid-Cap Value Series, Phoenix-Sanford Bernstein Small Cap Value Series ("PVA Funds") is Phoenix Variable Advisers, Inc. ("PVA"). The PVA Funds and PVA have filed an application for an order of the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, to permit the PVA Funds to be managed under a "manager of managers" structure. If the SEC grants the requested exemptive order, PVA will, subject to supervision and approval of the PVA Funds' Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of the PVA Funds. The order would, therefore, permit the PVA Funds and PVA to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the placement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. The PVA Funds and PVA believe that without such exemption, PVA may be impeded in the prompt and efficient employment of a subadvisor best suited to the needs of a particular series, and a series may be subjected to additional expenses of proxy solicitations and shareholder meetings when subadvisors are employed or replaced. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination, and replacement. There is no guarantee the PVA Funds will obtain this order from the SEC.

                       REPORT OF INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS [LOGO]

To the Board of Directors of Phoenix Life Insurance Company and
Participants of Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)):

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Subaccounts constituting the Phoenix Life Variable Universal Life Account (Flex Edge, Flex Edge Success(R), Joint Edge(R) and Individual Edge(R)) at December 31, 2001, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Phoenix Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2001 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Hartford, Connecticut
March 22, 2002

PHOENIX LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Life Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIANS
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

__________________________________

     PHOENIX LIFE INSURANCE COMPANY
     (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
     CONSOLIDATED FINANCIAL STATEMENTS
     DECEMBER 31, 2001 AND 2000

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           PAGE

Report of Independent Accountants ..........................................F-3

Consolidated Balance Sheets ................................................F-4

Consolidated Statements of Income ..........................................F-5

Consolidated Statements of Cash Flows.................................F-6 - F-7

Consolidated Statements of Changes in Stockholder's Equity
    and Comprehensive Income ...............................................F-8

Notes to Consolidated Financial Statements ..........................F-9 - F-45

PRICEWATERHOUSECOOPERS [Logo]


--------------------------------------------------------------------------------
                                                  PRICEWATERHOUSECOOPERS LLP
                                                  100 Pearl Street
                                                  Hartford CT 06103-4508
                                                  Telephone  (860) 241 7000
                                                  Facsimile  (860) 241 7590





                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of Phoenix Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, cash flows, and changes in stockholder's equity and comprehensive income present fairly, in all material respects, the financial position of Phoenix Life Insurance Company (formerly Phoenix Home Life Mutual Insurance Company) and its subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in the accompanying notes to consolidated financial statements, the Company changed its method of accounting for venture capital partnerships (Note
5), securitized financial instruments (Note 3), and derivative financial instruments (Note 3) in 2001.




[GRAPHIC OMITTED]


February 5, 2002

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                  AS OF DECEMBER 31,
                                                                        ---------------------------------------
                                                                             2000                  2001
                                                                        ------------------  -------------------
                                ASSETS                                      (IN MILLIONS, EXCEPT SHARE DATA)
Investments:
    Available-for-sale debt securities, at fair value................          $  5,949.0           $  9,599.2
    Held-to-maturity debt securities, at amortized cost..............             2,109.6                   --
    Equity securities, at fair value.................................               335.5                286.0
    Mortgage loans, at unpaid principal, net.........................               593.4                535.8
    Real estate, at lower of cost or fair value less costs to sell, net             77.9                 83.1
    Policy loans, at unpaid principal................................             2,105.2              2,172.2
    Venture capital partnerships.....................................               467.3                291.7
    Other invested assets............................................               235.7                281.2
    Short-term investments, at amortized cost........................                 3.8                  8.5
                                                                        ------------------  -------------------
       Total investments.............................................            11,877.4             13,257.7
Cash and cash equivalents............................................               720.0                547.9
Accrued investment income............................................               194.5                203.1
Deferred policy acquisition costs....................................             1,019.0              1,123.7
Premiums, accounts and notes receivable..............................               155.8                175.1
Reinsurance recoverables.............................................                16.6                 21.4
Property, equipment and leasehold improvements, net..................               122.2                102.2
Goodwill and other intangible assets, net............................               582.6                 22.6
Investments in unconsolidated affiliates.............................               173.2                330.6
Deferred income taxes, net...........................................                  --                 22.9
Net assets of discontinued operations (note 13)......................                25.5                 20.8
Other assets.........................................................                49.8                 32.7
Separate account assets and investment trusts........................             5,376.6              5,570.0
                                                                        ------------------  -------------------
    Total assets.....................................................          $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================
                       LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
------------
    Policy liabilities and accruals.................................           $ 11,372.6           $ 11,993.4
    Policyholder deposit funds......................................                678.4              1,368.2
    Long-term debt (note 10)........................................                425.1                175.0
    Deferred income taxes, net......................................                  9.4                   --
    Other liabilities...............................................                473.3                496.0
    Separate account liabilities and investment trusts..............              5,376.6              5,564.9
                                                                        ------------------  -------------------
         Total liabilities..........................................             18,335.4             19,597.5
                                                                        ------------------  -------------------
Commitments and contingencies (note 22).............................
Minority interest in net assets of consolidated subsidiaries........                136.9                  1.1
                                                                        ------------------  -------------------
Stockholder's equity:
---------------------
   Common stock ($1,000 par value, 10,000 shares authorized;
      0 and 10,000 shares issued and outstanding at December 31,
      2000 and 2001, respectively...................................                   --                 10.0
   Additional paid-in capital.......................................                   --              1,712.0
   Retained earnings................................................              1,820.7                 29.0
   Accumulated other comprehensive income...........................                 20.2                 81.1
                                                                        ------------------  -------------------
       Total stockholder's equity...................................              1,840.9              1,832.1
                                                                        ------------------  -------------------
       Total liabilities and stockholder's equity...................           $ 20,313.2           $ 21,430.7
                                                                        ==================  ===================


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                   --------------------------------------------------
                                                                       1999              2000              2001
                                                                   --------------    --------------    --------------
Revenues:                                                                            (IN MILLIONS)
---------
Premiums.......................................................         $1,175.7         $ 1,147.4         $ 1,112.7
Insurance and investment product fees..........................            574.6             631.0             430.3
Net investment income..........................................            953.1           1,129.6             830.2
Net realized investment gains .................................             75.8              89.2             150.1
                                                                   --------------    --------------    --------------
        Total revenues.........................................          2,779.2           2,997.2           2,523.3
                                                                   --------------    --------------    --------------
Benefits and expenses:

       Policy benefits and increase in policy liabilities......          1,373.1           1,409.8           1,406.7
       Policyholder dividends..................................            360.5             378.0             400.1
       Amortization of deferred policy acquisition costs                   147.9             356.0             133.0
       Amortization of goodwill and other intangible assets                 40.1              36.9              24.7
       Interest expense........................................             34.0              32.7              20.0
       Demutualization expenses................................               --              21.8              25.9
       Other operating expenses................................            557.9             604.5             470.6
                                                                   --------------    --------------    --------------
            Total benefits and expenses........................          2,513.5           2,839.7           2,481.0
                                                                   --------------    --------------    --------------
Income from continuing operations before income taxes,
       minority interest and equity in earnings of and
       interest earned from investments in unconsolidated
       affiliates..............................................            265.7             157.5              42.3
Income tax expense (benefit)...................................             99.0              56.2             (19.8)
                                                                   --------------    --------------    --------------
Income from continuing operations before minority
       Interest, equity in earnings of and interest earned
       From investments in unconsolidated affiliates...........            166.7             101.3              62.1
Minority interest in net income of consolidated
       Subsidiaries............................................            (10.1)            (14.1)             (3.7)
Equity in earnings of and interest earned from
       Investments in unconsolidated affiliates................              5.5               7.6               8.1
                                                                   --------------    --------------    --------------
Income from continuing operations..............................            162.1              94.8              66.5
Discontinued operations (note 13):
----------------------------------
       Income from discontinued operations, net of income
            taxes..............................................             36.1               9.4                --
       Loss on disposal, net of income taxes...................           (109.0)            (20.9)               --
                                                                   --------------    --------------    --------------
Income before cumulative effect of accounting
       changes.................................................             89.2              83.3              66.5
                                                                   --------------    --------------    --------------
Cumulative effect of accounting changes for:
--------------------------------------------
       Venture capital partnerships, net of income taxes
          (note 5).............................................               --                --             (48.8)
       Securitized financial instruments, net of income
          taxes (note 3).......................................               --                --             (20.5)
       Derivative financial instruments, net of income taxes
          (note 3).............................................               --                --               3.9
                                                                   --------------    --------------    --------------
Net income ....................................................           $ 89.2            $ 83.3             $ 1.1
                                                                   ==============    ==============    ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                                        ---------------------------------------------
                                                                            1999             2000            2001
                                                                        ------------     ------------    ------------
Cash flows from operating activities:                                                  (IN MILLIONS)
-------------------------------------
           Net income ........................................               $ 89.2          $  83.3          $  1.1
Adjustments to reconcile net income to net cash provided by operating activities:
       Net loss from discontinued operations..................                 72.9             11.5              --
       Net realized investment gains..........................                (75.8)           (89.2)         (150.1)
       Amortization and depreciation..........................                 72.0             56.8            43.2
       Investment income......................................               (138.2)          (297.7)           97.4
       Securitized financial instruments and derivatives......                   --               --            16.6
       Deferred income tax benefit............................                (13.9)           (37.0)          (60.4)
       Increase in receivables................................                (62.9)           (54.0)          (76.9)
       (Increase) decrease in deferred policy acquisition costs                 (.3)           183.2           (76.2)
       Increase in policy liabilities and accruals............                321.2            472.8           469.0
       Change in other assets/other liabilities, net..........                 53.8             45.4           145.3
                                                                        ------------     ------------    ------------
       Net cash provided by continuing operations.............                318.0            375.1           409.0
       Net cash used for discontinued operations..............                (76.7)          (264.6)          (75.1)
                                                                        ------------     ------------    ------------
       Net cash provided by operating activities..............                241.3            110.5           333.9
                                                                        ------------     ------------    ------------
Cash flows from investing activities:
-------------------------------------
       Proceeds from the sale of debt securities:
           Available-for-sale.................................              1,192.2            912.1         1,202.0
           Held-to-maturity...................................                 18.0              9.8            17.5
       Proceeds from the maturity of debt securities:
           Available-for-sale.................................                 49.7             38.7            96.7
           Held-to-maturity...................................                  6.5             25.9            35.5
       Proceeds from the repayment of debt securities:
           Available-for-sale.................................                461.0            286.1           534.0
           Held-to-maturity...................................                162.2            173.8           158.5
       Proceeds from sale of equity securities................                163.5            515.4           114.6
       Proceeds from the maturity of mortgage loans...........                 18.9             17.3            16.4
       Proceeds from the repayment of mortgage loans..........                106.0            110.3            42.3
       Proceeds from distributions of venture capital partnerships             26.7             37.9            30.7
       Proceeds from sale of real estate and other invested assets             38.0             26.6            36.8
       Proceeds from sale of property and equipment...........                   --             20.6              --
       Proceeds from sale of subsidiaries and affiliates......                 46.4             14.1           659.8
       Purchase of available-for-sale debt securities.........             (1,672.6)        (1,418.4)       (3,132.7)
       Purchase of held-to-maturity debt securities...........               (395.5)          (356.0)         (393.8)
       Purchase of equity securities..........................               (162.4)          (130.5)          (72.8)
       Purchase of subsidiaries...............................               (187.6)           (59.3)          (10.0)
       Purchase of mortgage loans.............................                (25.3)            (1.0)             --
       Purchase of investments in unconsolidated affiliates and
            other invested assets.............................               (103.4)           (46.5)         (104.2)
       Purchase of minority interest in subsidiary............                   --               --          (358.1)
       Purchase of interests in venture capital partnerships..               (108.5)           (95.1)          (47.0)
       Change in short-term investments, net..................                  (.6)              .5            (4.8)
       Increase in policy loans...............................                (34.3)           (62.7)          (67.0)
       Capital expenditures...................................                (20.5)           (21.5)          (13.7)
       Other investing activities, net........................                  1.7               --              --
                                                                        ------------     ------------    ------------
Net cash used for continuing operations.......................               (419.9)            (1.9)       (1,259.3)
Net cash provided by discontinued operations..................                105.6            259.5            77.5
                                                                        ------------     ------------    ------------
Net cash (used for) provided by investing activities..........             $ (314.3)         $ 257.6       $(1,181.8)
                                                                        ------------     ------------    ------------

The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                    --------------------------------------------------
                                                                        1999              2000               2001
                                                                    --------------    --------------     -------------
Cash flows from financing activities:                                                 (IN MILLIONS)
-------------------------------------

       Net deposits of policyholder deposit funds,
           net of interest credited...............................         $  6.5           $ 140.2           $ 689.8
       Proceeds (repayments) from securities sold subject to
           repurchase agreements..................................           28.4             (28.4)               --
       Issuance of common stock...................................             --                --              10.0
       Capital contributions from parent..........................             --                --              78.6
       Dividends paid to parent ..................................             --                --            (132.3)
       Proceeds from borrowings...................................          175.1              50.0             180.0
       Repayment of borrowings....................................         (125.0)           (124.0)           (125.1)
       Distributions to minority stockholders.....................           (4.2)             (5.8)             (5.8)
       Debenture principal payments...............................             --                --             (19.4)
       Other financing activities, net............................            (.4)              3.2                --
                                                                    --------------    --------------     -------------
       Net cash  provided by financing activities.................           80.4              35.2             675.8
                                                                    --------------    --------------     -------------
       Net change in cash and cash equivalents....................            7.4             403.3            (172.1)
       Cash and cash equivalents, beginning of year...............          309.3             316.7             720.0
                                                                    --------------    --------------     -------------
       Cash and cash equivalents, end of year.....................         $316.7           $ 720.0            $547.9
                                                                    ==============    ==============     =============
Supplemental cash flow information:
-----------------------------------
       Income taxes paid (received), net..........................         $106.4           $ 135.8           $ (47.0)
       Interest paid on indebtedness..............................         $ 34.8           $  34.1           $  23.8









The accompanying notes are an integral part of these consolidated financial statements.


                                                                      RETAINED        ACCUMULATED
                                                    ADDITIONAL        EARNINGS           OTHER             TOTAL
                                        COMMON        PAID-IN       (ACCUMULATED     COMPREHENSIVE     STOCKHOLDER'S
                                        STOCK         CAPITAL          DEFICIT)      INCOME (LOSS)        EQUITY
                                      -----------  --------------  ---------------  ----------------   --------------
(IN MILLIONS)
Balance at January 1, 1999            $      --      $     --          $ 1,642.3        $     94.3       $  1,736.6
--------------------------
Net income...........................                                       89.2                               89.2
Other comprehensive loss, net of
   income taxes:
      Unrealized loss on securities..                                                        (66.8)           (66.8)
      Reclassification adjustment for
        net realized gains included in
        net income                                                                            (1.5)            (1.5)
      Minimum pension liability
      adjustment                                                                              (1.5)            (1.5)
                                                                                                       --------------
   Total other comprehensive loss....                                                                         (69.8)
Comprehensive income.................                                                                          19.4
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 1999......... $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
----------------------------
                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2000            $      --      $     --          $ 1,731.5        $     24.5       $  1,756.0
--------------------------
Comprehensive income:
   Net income........................                                       83.3                               83.3
   Other comprehensive income, net of
      income taxes:
      Unrealized gains on securities.                                                         53.0             53.0
      Reclassification adjustment for
        net
        Realized gains included in                                                           (58.9)           (58.9)
           net income
      Minimum pension liability                                                                1.6              1.6
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          (4.3)
Comprehensive income.................                                                                          79.0
Other equity adjustments.............                                        5.9                                5.9
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2000......... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
----------------------------

                                      ===========  ==============  ===============  ================   ==============

Balance at January 1, 2001........... $      --      $     --          $ 1,820.7        $     20.2       $  1,840.9
--------------------------
Demutualization transaction..........      10.0        1,712.0          (1,765.7)                             (43.7)
Equity adjustment for policyholder
   dividend obligation...............                                      (30.3)                             (30.3)
Other equity adjustments.............                                        3.2                                3.2
Comprehensive income:
   Net income........................                                        1.1                                1.1
   Other comprehensive income, net of
      income taxes:
      Unrealized gain on security
        transfer from held-to-maturity
        to available-for-sale........                                                         83.9             83.9
      Unrealized loss on securities..                                                          (.9)             (.9)
      Unrealized gains on derivatives                                                          3.9              3.9
      Equity adjustment for policyholder
        dividend obligation.........                                                          (8.8)            (8.8)
      Reclassification adjustment for
        net realized gains included in                                                       (10.0)           (10.0)
        net income
      Cumulative effect of accounting
        change for derivatives.......                                                          1.1              1.1
      Minimum pension liability                                                               (8.3)            (8.3)
        adjustment
                                                                                                       --------------
   Total other comprehensive income..                                                                          60.9
Comprehensive income.................                                                                          62.0
                                      -----------  --------------  ---------------  ----------------   --------------

Balance at December 31, 2001.........   $  10.0      $ 1,712.0         $    29.0        $     81.1       $  1,832.1
----------------------------
                                      ===========  ==============  ===============  ================   ==============


The accompanying notes are an integral part of these consolidated financial statements.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.       DESCRIPTION OF BUSINESS

Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded company ("Phoenix"). See note 2--"Reorganization and Initial Public Offering."

2.       REORGANIZATION AND INITIAL PUBLIC OFFERING

On December 18, 2000, the Board of Directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. At the same time, Phoenix Investment Partners, Ltd. ("PXP") became an indirect wholly-owned subsidiary of Phoenix. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. Accordingly, Phoenix's retained earnings immediately following the demutualization and the closing of the Initial Public Offering ("IPO") on June 25, 2001 (net of the cash payments and policy credits that were charged directly to retained earnings) were reclassified to common stock and additional paid-in capital. In addition, Phoenix Life established a closed block for the benefit of holders of certain individual life insurance policies of Phoenix Life. The purpose of the closed block is to protect, after demutualization, the policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 14 --"Closed Block."

On June 25, 2001, Phoenix closed its IPO in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO of $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriter's discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation and basis of presentation

The consolidated financial statements include the accounts of Phoenix Life. Less than majority-owned entities, in which Phoenix Life has significant influence over operating and financial policies and generally at least a 20% ownership interest, are reported on the equity method of accounting.

In January of 2001, Phoenix Life purchased the minority interest in PXP See Note 4--"Significant Transactions." This increased Phoenix Life's ownership from approximately 60% to 100%. On June 25, 2001 Phoenix Life sold PXP and certain other subsidiaries to Phoenix. See Note 9--"Related Party Transactions." Consequently, Phoenix Life's 1999 and 2000 consolidated results include 60% of PXP's results and 100% of certain other subsidiaries, while Phoenix Life's 2001 results include 100% of the results of PXP and certain other subsidiaries through June 25, 2001.

These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Certain reclassifications have been made to the 1999 and 2000 amounts to conform with the 2001 presentation.

Valuation of investments

Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix Life classified its debt securities as either held-to-maturity or available-for-sale investments. Prior to 2001, debt securities held-to-maturity consisted of private placement bonds reported at amortized cost, net of impairments, that management intended and had the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds, preferred stocks and private placement bonds that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

In 2001, management decided, as part of Phoenix Life's conversion to a public company, that held-to-maturity debt securities should be reclassified to available-for-sale debt securities. See note 5 - "Investments."

For mortgage-backed and asset-backed investments in the debt security portfolio, Phoenix Life recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in the estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix Life will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on either the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral if collection is collateral-dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

Real estate, all of which is held for sale, is carried at the lower of cost or fair value less costs to sell. Fair value for real estate is determined by taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization, including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

Venture capital partnerships are recorded in accordance with the equity method of accounting. Phoenix Life records its share of the net equity in earnings of the venture capital partnerships in accordance with Accounting Principle Board Opinion No. 18, using the most recent financial information received from the partnerships. Historically, this information had been provided to Phoenix Life on a one-quarter lag. In the first quarter of 2001, Phoenix Life changed its method of applying the equity method of accounting to eliminate such quarterly lag. See note 5 - "Investments."

Other invested assets primarily include leveraged lease investments, derivatives and other partnership and joint venture interests. Leverage lease investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

income is calculated using the interest method and is recognized only in periods in which the net investment is positive. Other partnership and joint venture interests in which Phoenix Life does not have control or a majority ownership interest are recorded using the equity method of accounting. These investments include affordable housing, mezzanine and other partnership interests. Derivatives are valued in accordance with Statement of Financial Accounting Standards ("SFAS") No. 133. See recent accounting pronouncements within note 3.

Short-term investments are carried at amortized cost which approximates fair value. Short-term investments consist of interest bearing securities that mature between 91 days and twelve months from date of purchase.

Realized investment gains and losses, other than those related to separate accounts for which Phoenix Life does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and the assumed impact of net unrealized investment gains and losses on the amortization of deferred policy acquisition costs related to investment contracts.

In the normal course of business, Phoenix Life enters into transactions involving various types of financial instruments including debt investments such as debt securities, equity securities, and off-balance sheet commitments, primarily, related to venture capital partnerships. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

Cash and cash equivalents

Cash and cash equivalents include cash on hand and all highly liquid investments with a maturity of 90 days or less when purchased. Certain short-term investments relating to 1999 and 2000 have been reclassified to conform with the 2001 presentation.

Deferred policy acquisition costs

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred. In conjunction with the 1997 acquisition of the Confederation Life business, Phoenix recognized an asset for the present value of future profits ("PVFP") representing the present value of estimated net cash flows embedded in the existing contracts acquired. This asset is included in deferred policy acquisition costs ("DAC").

The method used to amortize DAC and PVFP depends on how the policy was classified. For individual participating life insurance policies, DAC and PVFP are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, DAC and PVFP are amortized in proportion to estimated gross profits.

The amortization process requires the use of various assumptions, estimates and judgements about the future. The primary assumptions are expenses, investment performance, mortality and contract cancellations (i.e., lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on Phoenix's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining DAC balances.

Internal replacements are defined as an exchange of an existing Phoenix Life insurance or annuity policy for a different Phoenix Life insurance or annuity policy. The DAC balance associated with the replaced policy is treated in the same manner as policies that are surrendered. In the case of policies that are surrendered, in which owners cancel existing life or annuity contracts, the amortization of DAC is adjusted to reflect these surrenders.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Goodwill and other intangible assets

In 1999 and 2000, goodwill is amortized on a straight-line basis over periods ranging from ten to forty years, corresponding with the benefits expected to be derived from the related business acquisitions. The weighted-average life of goodwill is approximately thirty-eight years. Other intangible assets, primarily associated with investment management contracts and employee contracts, are amortized over their estimated useful lives using a straight-line basis. The average estimated useful life of the other intangible assets ranges from five to sixteen years for investment management contracts and three to seven years for employee contracts. The weighted-average life of other intangible assets is approximately thirteen years. Goodwill and other intangible assets' carrying values are periodically evaluated in accordance with SFAS No. 121, Accounting for the Impairment of Long-lived Assets and Long-lived Assets to be Disposed Of, by comparing estimates of future undiscounted cash flows to the carrying values of the assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows. Analyses are performed at least annually or more frequently if warranted by events and circumstances affecting Phoenix Life's business. See SFAS No. 142 under "Recent accounting pronouncements" in note 3 for change in accounting policy effective January 1, 2002.

In 2001, remaining goodwill was amortized on a straight-line basis over a ten year period.

Investments in unconsolidated affiliates

Investments in unconsolidated affiliates represents investments in operating entities in which Phoenix Life owns more than 20% but less than a majority of the outstanding common stock and those operating entities for which Phoenix Life owns less than 20% if Phoenix Life exercises significant influence over the operating and financial policies of the company. Phoenix Life uses the equity method of accounting for its investments in the common stock of these entities. Investments in unconsolidated affiliates also includes, where applicable, Phoenix Life's investments in senior securities of these entities.

Separate account assets and liabilities and investment trusts

Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix Life. The assets and liabilities are primarily carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

Investment trusts are assets held for the benefit of institutional clients who have investments in structured finance products offered by PXP. Structured finance products include collateralized debt and bond obligations backed by portfolios of public high yield bonds, emerging market bonds, commercial mortgage-backed and asset-backed securities and bank loans. Investment trusts, for which PXP is the sponsor and actively manages the assets, and for which there is not a substantive amount of outside third party equity investment in the trust, are consolidated in the financial statements. Phoenix Life's financial exposure is limited to its share of equity and bond investments in these vehicles and there is no financial guarantees from, or recourse to, Phoenix Life for these investment trusts. Asset valuation changes are directly offset by changes in the corresponding liabilities. Fees are recorded when management services provided to the trusts are earned and are included in revenues.

Policy liabilities and accruals

Future policy benefits are liabilities for life and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. The guaranteed interest rates range from 2.25% to 6.00% in 2001. Policyholder deposit funds are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 4.00% to 7.15% in 2001, less administrative and mortality charges.

Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Policyholder deposit funds

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.1% to 12.3%, less administrative charges.

Premium and fee revenue and related expenses

Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue pro-rata over the related contract periods. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products, included in insurance and investment product fees, consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

Investment management fees

Investment management fees included in insurance and investment product fees in the accompanying Consolidated Statements of Income are recorded as income pro-rata during the period in which services are performed. Investment management fees are generally computed and earned based upon a percentage of assets under management. Investment management fees are paid pursuant to the terms of the respective investment management contracts, which generally require monthly or quarterly payment.

Reinsurance

Phoenix Life uses reinsurance agreements to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Policyholder dividends

Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix Life. The amount of policyholder dividends to be paid is determined annually by Phoenix Life's Board of Directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix Life's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix Life establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix Life also establishes a liability for termination dividends. See note 14 --"Closed Block" for information on the policyholder dividend obligation.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Income taxes

Phoenix and its eligible affiliated companies have elected to file a life/non-life consolidated federal income tax return for 2001. For 2000 and prior years, Phoenix Life was the parent company of the group of eligible affiliated companies that had elected to file life/non-life consolidated federal income tax returns. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life income tax losses that can be applied to offset life insurance company taxable income.

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition costs, investment impairment reserves, reserves for post-retirement benefits and unrealized gains or losses on investments.

Employee benefit plans

Phoenix has a non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 ("ERISA"). Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

Phoenix sponsors pension and savings plans for its employees and agents, and those of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations which is in excess of amounts permitted by ERISA. Phoenix also provides certain health care and life insurance benefits for active and retired employees. Phoenix Life incurs applicable employee benefit expenses through the process of cost allocation by Phoenix.

In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for Phoenix Life's participation in the plans. With respect to the pension plan, the total assets of the plan exceeded the actuarial present value of vested benefits at January 1, 2001, the date of the most recent actuarial valuation. The other postretirement benefit plans were unfunded as of December 31, 2001, and in accordance with the SFAS No. 106, "Employers' Accounting for Postretirement Benefits," Phoenix, the plan sponsor, established an accrued liability and amounts attributable to Phoenix Life have been allocated.

Recent accounting pronouncements

Securitized Financial Instruments. Effective April 1, 2001, Phoenix Life adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific valuation methods to these securities to determine of there has been an other-than-temporary decline in value. Upon adoption of EITF 99-20, Phoenix recorded a $20.5 million charge in net income as a cumulative effect of accounting change, net of income taxes.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Derivative Financial Instruments. Effective January 1, 2001, Phoenix Life adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities ("SFAS 138"). As amended, SFAS 133 requires all derivatives to be recognized on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings.

Phoenix Life maintains an overall interest rate risk-management strategy that incorporates the use of derivative financial instruments to manage exposure to fluctuations in interest rates. Phoenix Life's exposure to interest rate changes primarily results from its commitments to fund interest-sensitive insurance liabilities, as well as from significant holdings of fixed rate investments. Derivative instruments that are used as part of Phoenix Life's interest rate risk-management strategy include interest rate swap agreements, interest rate caps, interest rate floors, interest rate swaptions and foreign currency swap agreements. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life enters into derivative contracts only with a number of highly rated financial institutions.

Phoenix Life enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix Life does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix Life exchanges cash flows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and neither party makes a payment of principal. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

Phoenix Life enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix Life does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix Life the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix Life would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix Life pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

Phoenix Life enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix Life agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements are recognized in net investment income. To reduce counterparty credit risks and diversify counterparty exposure, Phoenix Life only enters into derivative contracts with highly rated financial institutions.

On January 1, 2001, in accordance with the transition provisions of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $1.3 million
(gain) in earnings to recognize at fair value all derivatives that are designated as fair-value hedging instruments. Phoenix Life also recorded an offsetting net-of-tax cumulative effect adjustment of $1.3 million (loss) in earnings to recognize the difference attributable to the hedged risks between the carrying values and fair values of the related hedged assets and liabilities. Phoenix Life also recorded a net-of-tax cumulative effect adjustment of $1.1 million in accumulated other comprehensive income to recognize, at fair value, all derivatives that are designated as cash-flow hedging instruments.

For derivative instruments that were not designated as hedges, upon implementation of SFAS 133, Phoenix Life recorded a net-of-tax cumulative effect adjustment of $3.9 million in earnings to recognize these instruments at fair value. Gains and losses on derivatives that were previously deferred as adjustments to the

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

carrying amount of hedged items were not included in the cumulative effect adjustment. There were no gains or losses on derivative instruments that were reported independently as deferred assets or liabilities that required de-recognition from the balance sheet.

Phoenix Life recognized an after-tax gain of $0.9 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate swaps which have been designated as cash flow hedges, using the shortcut method, assuming no ineffectiveness. These interest rate swaps hedge floating-rate exposure on asset cash flows that back insurance liabilities by swapping floating rate bonds to fixed. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as cash flow hedges, and for which the critical terms of the hedging instrument and the assets match, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Phoenix Life expects that there will be no ineffectiveness to recognize in earnings during the term of the hedges, and Phoenix Life does not expect to reclassify into earnings amounts reported in accumulated other comprehensive income over the next twelve months.

Phoenix Life also recognized an after-tax gain of $3.0 million for the year ended December 31, 2001 (reported as other comprehensive income in the Consolidated Statements of Changes in Stockholders' Equity and Comprehensive Income), which represented the change in fair value of interest rate forward swaps which have been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, Phoenix Life recognizes the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified as earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. As of December 31, 2001, $0.3 million of the deferred net after-tax gains on these derivative instruments is expected to be reclassified into earnings over the next twelve months. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.3 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination of interest rate swap contracts designated as hedges of a forecasted transaction. The interest rate swap contracts were determined to no longer be effective hedges.

Phoenix Life also recognized an after-tax loss of $0.4 million for the year ended December 31, 2001 (reported as net investment income in the Consolidated Statements of Income), which represented the change in fair value of derivative instruments which were not designated as hedges upon implementation of SFAS 133. These instruments primarily include: interest rate floors which hedge spread deficiency risk between assets and deferred annuity product liabilities; interest rate caps which hedge disintermediation risk associated with universal life insurance liabilities; and interest rate swaps which were hedges of an anticipated purchase of assets associated with an acquisition of a block of insurance liabilities for which offsetting swap positions were taken to lock in a stream of income to supplement the income on the assets purchased. For changes in fair value of derivatives that are not designated and did not qualify as highly effective hedges upon implementation of SFAS 133, Phoenix Life recognizes the entire change in fair value of the derivatives in current-period earnings. For the year ended December 31, 2001, Phoenix Life also recognized an after-tax gain of $0.9 million (reported as net realized investment gains in the Consolidated Statements of Income), which resulted from the termination prior to maturity of interest rate swaps which were not designated as hedges upon implementation of SFAS 133.

Phoenix Life also holds foreign currency swaps as hedges against available-for-sale securities that back U.S. dollar denominated liabilities. For changes in the fair value of derivatives that are designated, qualify, and are highly effective as fair value hedges, Phoenix Life recognizes the change in fair value of the derivative, along with the change in value of the hedged asset or liability attributable to the hedged risk, in current-period earnings. Phoenix Life recognized an after-tax gain of $0.8 million for the year ended December 31, 2001.

In certain instances, derivative contracts are terminated prior to maturity. These contracts include, but are not limited to, interest rate and foreign currency swaps, cap and floor contracts, and payor and receiver swaptions.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

To the extent that derivative contracts determined to be effective hedges are terminated, realized gains and losses are deferred and amortized. Derivatives associated with hedged items that either no longer exist or are no longer expected to occur are accounted for as of the relevant change in status of the hedged items, with gains or losses on such contracts recognized immediately in net income. Similarly, for derivatives otherwise determined to no longer be effective hedges, gains or losses as of termination are recognized immediately in net income.

Accounting for Demutualizations. Effective June 30, 2001, Phoenix Life adopted Statement of Position No. 00-3, Accounting by Insurance Enterprises for Demutualizations and Formations of Mutual Insurance Holding Companies and For Certain Long-Duration Participating Contracts ("SOP 00-3"). The provisions of SOP 00-3 provide guidance on accounting by insurance enterprises for demutualizations and the formation of mutual holding companies, including the emergence of earnings from and the financial statement presentation of the closed block established in connection with the demutualization. SOP 00-3 specifies that closed block assets, liabilities, revenues and expenses should be displayed with all other assets, liabilities, revenues and expenses of the insurance enterprise based on the nature of the particular item, with appropriate disclosures relating to the closed block.

Pursuant to the adoption of SOP 00-3, Phoenix Life recorded a charge of $30.3 million to equity in the second quarter of 2001 representing the establishment of the policyholder dividend obligation along with the corresponding impact on deferred policy acquisition costs and deferred income taxes. See note 14 --"Closed Block" for additional information.

Business Combinations/Goodwill and Other Intangible Assets. In June 2001, SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"), were issued. SFAS 141 and SFAS 142 are effective July 1, 2001 and January 1, 2002, respectively. SFAS 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001 and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS 141 also requires that upon adoption of SFAS 142 a company reclassify the carrying amounts of certain intangible assets into or out of goodwill, based on certain criteria. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under SFAS 142, amortization of goodwill, including goodwill and other intangible assets with indefinite lives recorded in past business combinations, will discontinue upon adoption of this standard, and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. Phoenix Life recognized $7.1 million in goodwill amortization during 2001. As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions". Goodwill amortization will not be recognized after 2001 in accordance with SFAS 142. In addition, goodwill recorded as a result of business combinations completed during the six-month period ended December 31, 2001 will not be amortized.

The provisions of SFAS 141 and SFAS 142 also apply to equity-method investments made both before and after June 30, 2001. SFAS 142 prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

SFAS 142 requires that goodwill be tested at least annually for impairment using a two-step process. The first step is to identify a potential impairment and, in transition, this step must be measured as of the beginning of the fiscal year. However, a company has six months from the date of adoption to complete the first step. The second step of the goodwill impairment test measures the amount of the impairment loss (measured as of the beginning of the year of adoption), if any, and must be completed by the end of a company's fiscal year. Intangible assets deemed to have an indefinite life would be tested for impairment using a one-step process, which compares the fair value to the carrying amount of the asset as of the beginning of the fiscal year in the year of adoption. Phoenix Life has prepared a preliminary analysis of the adoption of SFAS 142, and does not expect to have a material impairment charge in 2002.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets. In August 2001, the Financial Accounting Standards Board issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"), effective January 1, 2002. Under SFAS 144, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less costs to sell.

Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Phoenix Life is currently reviewing the provisions of SFAS 144 and assessing the impact of adoption.

4.       SIGNIFICANT TRANSACTIONS

Purchase of Phoenix Investment Partners, Ltd. minority interest

On September 10, 2000, Phoenix Life, one of its subsidiaries and PXP entered into an agreement and plan of merger pursuant to which such subsidiary agreed to purchase the outstanding common stock shares of PXP owned by third parties for a price of $15.75 per share. In connection with this merger, Phoenix Life's subsidiary paid, from available cash and short-term investments, $339.3 million to those third parties on January 11, 2001. As a result, PXP became an indirect wholly-owned subsidiary of Phoenix Life and PXP's shares of common stock were de-listed from the New York Stock Exchange. In addition, PXP accrued compensation expenses of $57.0 million to cash out stock options, $5.5 million of related compensation costs, $5.2 million in retention costs and $3.9 million in transaction costs at March 31, 2001.

After the merger, some third party holders of PXP's convertible subordinated debentures converted their debentures and PXP redeemed all remaining outstanding debentures held by third parties by the end of March 2001. PXP made cash payments totaling $38.2 million in connection with these conversions and redemptions from funds borrowed from its then existing credit facility.

The excess of purchase price over the minority interest in the net assets of PXP totaled $224.1 million. Of this excess purchase price, $179.1 million has been allocated to investment management contracts, which are being amortized over their estimated useful lives using the straight-line method. The weighted-average useful life of the investment management contracts is 13.4 years. The remaining excess purchase price, net of deferred taxes, of $118.4 million has been classified as goodwill and is being amortized over 40 years using the straight-line method. Related amortization of goodwill and investment management contracts of $2.9 million and $13.9 million, respectively, has been expensed for the year ended December 31, 2001.

The following table summarizes the calculation and allocation of the purchase price (in millions).

                    Purchase price:
                    --------------
                    Purchase price for 21.5 million outstanding shares at $15.75/share............     $  339.3
                    Premium paid related to third party convertible debt redemption/conversion....         18.8
                    Transaction related costs.....................................................          3.2
                                                                                                       --------
                         Total purchase price.....................................................     $  361.3
                                                                                                       ========
                    Purchase price allocation:
                    -------------------------
                    Fair value of acquired net assets.............................................     $  137.2
                    Investment management contracts...............................................        179.1
                    Deferred taxes................................................................        (73.4)
                    Goodwill......................................................................        118.4
                                                                                                       --------
                         Total purchase price allocation..........................................     $  361.3
                                                                                                       ========

Prior to this transaction, PXP had a $1.2 million liability related to options held by certain employees. As a result of this transaction, all outstanding options were settled and, consistent with previous accounting treatment, the remaining liability was reversed and recorded as an adjustment to equity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Additionally, prior to the transaction, PXP had outstanding restricted stock which had been issued to certain employees pursuant to PXP's Restricted Stock Plan. For book purposes, the fair market value of the restricted stock at the date of the grant was recorded as unearned compensation, a separate component of stockholders' equity, and amortized over the restriction period. For tax purposes, PXP could deduct compensation expense equal to the fair market value of the stock on the date the restrictions lapse. The tax benefit of the deduction in excess of the compensation expense was recorded as an adjustment to additional paid-in capital. At the time of this transaction, all restrictions lapsed and PXP recorded a $2.0 million tax receivable for the deduction and a corresponding adjustment to equity.

Master credit facility

In June 2001, Phoenix, Phoenix Life, and PXP entered into a $375 million unsecured revolving credit facility that matures on June 10, 2005. Phoenix Life's and PXP's existing credit agreements were terminated at that time. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum risk based capital ratio, and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. See note 10 - "Long-Term Debt" for additional information on credit facilities.

Early retirement program

On January 29, 2001, Phoenix offered a special retirement program under which qualified participants will receive enhanced retirement benefits by the addition of five years to age and pension plan service under the Employee Pension Plan. Employees of Phoenix Life and PXP who decided to participate will retire by May 31, 2002. Of the 318 participants eligible, 182 accepted the special retirement incentive program. As a result of this program, Phoenix Life was allocated an additional pension expense for the year ended December 31, 2001.

Aberdeen Asset Management PLC

On February 18, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 15,050,000 shares of the common stock of Aberdeen Asset Management PLC ("Aberdeen"), a Scottish asset management firm, for $29.4 million. PM Holdings owned 31,600,000 shares and 38,100,000 share as of December 31, 2000 and 2001, respectively.

On April 15, 1996, Phoenix Life purchased 7% convertible subordinated notes issued by Aberdeen for $37.5 million. The notes, which mature on March 29, 2003, are convertible into 17,441,860 shares of Aberdeen common stock.

In May 2001, Phoenix Life purchased additional shares of common stock of Aberdeen for a cash purchase price of $46.8 million, bringing its ownership to approximately 22.0% (26.95% when the convertible subordinated note is included) of the common stock of Aberdeen at December 31, 2001. The investment in Aberdeen common stock is reported on the equity method. The notes and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets.

The investment in Aberdeen's convertible note at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in the note was reported at amortized cost. Aberdeen's convertible note was included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $63.7 million. See note 5-- "Investments."

The fair value of Phoenix Life's investments in Aberdeen, based on the closing market price, was $455.8 million and $322.3 million as of December 31, 2000 and 2001, respectively.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Dividend scale

In November 2000, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2001. In October 1999, Phoenix Mutual's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

Emprendimiento Compartido, S.A. ("EMCO")

At January 1, 1999, PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest in this Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased 13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five-year covenant not-to-compete.

In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings' ownership interest from 35% to 100% of the then outstanding stock.

On November 12, 1999, PM Holdings sold 11.5 million shares (a 50% interest) of EMCO common stock for $40.0 million, generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest-bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million, which is being amortized over five years, and goodwill of $12.0 million, which is being amortized over ten years.

PFG Holdings, Inc.

On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix Life, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock, which is convertible into a 67% interest in common stock for $5 million in cash. In addition, Phoenix Life has an option to purchase all the outstanding common stock during the sixth year subsequent to the acquisition at a value equal to 80% of the appraised value of the common stock at that time. As of December 31, 2001, this option had not been executed. Since Phoenix Life holds voting control, the entity has been consolidated and a minority interest has been established for outside stockholders' interests. The transaction resulted in goodwill of $3.8 million, which is being amortized on a straight-line basis over forty years.

AGL Life Assurance Company, an operating subsidiary of PFG Holdings, must maintain at least $10.0 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing of $11.0 million at the purchase date to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PM Holdings provided additional financing to PFG Holdings in 2001 in the form of a convertible subordinated note. The interest rate on the note is 8%, and the note will mature on November 1, 2006. The note allows for up to $8 million in financing and is convertible into common stock at any time at a variable conversion price.

Property and casualty distribution operations

On May 3, 1999, PM Holdings sold its property and casualty distribution business to Hilb, Rogal and Hamilton Company ("HRH") for $48.1 million including $10.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in 5.25% convertible subordinated debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. Phoenix also has contractual rights to designate two nominees for election to HRH's Board of Directors. As of December 31, 2001, two Phoenix designees were serving as HRH directors. The pre-tax gain realized on the sale was $40.1 million.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The convertible debentures mature on May 3, 2014 and are callable by HRH on or after May 3, 2009. The debentures are convertible into 1,406,593 shares of HRH common stock.

The investment in HRH debentures at December 31, 2001 is reported at fair value with unrealized gains or losses included in equity. For the years ended prior to 2001, the investment in HRH was reported at amortized cost. HRH debentures were included in the transfer of securities from held-to-maturity to available-for-sale in 2001 and resulted in a pre-tax unrealized gain of $46.8 million. See note 5 - "Investments."

The investment in HRH common stock is reported on the equity method. The debentures and common stock are classified as investments in unconsolidated affiliates in the Consolidated Balance Sheets. As of December 31, 2001, Phoenix Life owns 6.4% of the outstanding HRH common stock, 14.8% on a diluted basis.

The fair value of Phoenix Life's investments in HRH, based on the closing market price, was $90.6 million and $78.8 million as of December 31, 2000 and 2001, respectively.

Discontinued operations

During 1999, Phoenix Life discontinued its reinsurance operations, real estate management operations and group life & health operations. Disclosures concerning the financial effect of these transactions are contained in note 13-- "Discontinued Operations."

5.       INVESTMENTS

Information pertaining to Phoenix Life's investments, net investment income and realized and unrealized investment gains and losses follows:

Debt and equity securities

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2001 were as follows:

                                                                           GROSS             GROSS
                                                        AMORTIZED       UNREALIZED        UNREALIZED          FAIR
                                                          COST             GAINS            LOSSES           VALUE
                                                       ------------     ------------      ------------     -----------
Debt securities                                                                (IN MILLIONS)
---------------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds..............         $ 256.0          $  13.3           $ (0.1)         $ 269.2
    State and political subdivision bonds.........           508.6             24.7             (1.7)           531.6
    Foreign government bonds......................           293.7             34.1             (1.1)           326.7
    Corporate securities..........................         4,316.6            145.5           (103.7)         4,358.4
    Mortgage-backed and asset-backed
    securities....................................         4,125.0            107.4            (84.3)         4,148.1
                                                       ------------     ------------      ------------     -----------
        Total available-for-sale securities.......         9,499.9            325.0           (190.9)         9,634.0
     Less: available-for-sale securities of
               discontinued operations............            34.8               --                --            34.8
                                                       ------------     ------------      ------------     -----------
     Total available-for-sale debt securities of
      continuing operations.......................       $ 9,465.1          $ 325.0         $ (190.9)       $ 9,599.2
                                                       ============     ============      ============     ===========

Equity securities.................................         $ 275.7          $  52.4          $ (40.6)         $ 287.5
-----------------
      Less: equity securities of discontinued
                operations........................             1.5               --                --             1.5
                                                       ------------     ------------      ------------    ------------
         Total equity securities of continuing
          operations..............................         $ 274.2          $  52.4          $ (40.6)         $ 286.0
                                                       ============     ============      ============     ===========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The amortized cost and fair value of investments in debt and equity securities as of December 31, 2000 were as follows:


                                                                          GROSS            GROSS
                                                         AMORTIZED      UNREALIZED        UNREALIZED
                                                            COST          GAINS            LOSSES       FAIR VALUE
                                                         -----------    -----------      -----------    -----------
Debt securities                                                                (IN MILLIONS)
---------------
HELD-TO-MATURITY:
    State and political subdivision bonds............      $    30.6      $      .3         $   (.9)     $     30.0
    Foreign government bonds.........................            2.4             --             (.7)            1.7
    Corporate securities.............................        1,781.2           48.0           (39.0)        1,790.2
    Mortgage-backed and asset-backed securities......          295.4           15.4            (3.8)          307.0
                                                         -----------    -----------      -----------    -----------
         Total held-to-maturity securities...........        2,109.6           63.7           (44.4)        2,128.9
                                                         -----------    -----------      -----------    -----------
AVAILABLE-FOR-SALE:
    U.S. government and agency bonds.................          262.5           13.8             (.3)          276.0
    State and political subdivision bonds............          459.9           16.9            (1.9)          474.9
    Foreign government bonds.........................          246.0           26.7            (5.8)          266.9
    Corporate securities.............................        2,222.1           37.7           (83.1)        2,176.7
    Mortgage-backed and asset-backed securities......        2,830.5           63.5           (25.2)        2,868.8
                                                         -----------    -----------      -----------    -----------
         Total available-for-sale securities.........        6,021.0          158.6          (116.3)        6,063.3
  Less: available-for-sale securities of
     discontinued operations.........................          114.3             --               --          114.3
                                                         -----------    -----------      -----------    -----------
     Total available-for-sale securities of
       continuing operations.........................        5,906.7          158.6          (116.3)        5,949.0
                                                         -----------    -----------      -----------    -----------
     Total debt securities of continuing operations..      $ 8,016.3      $   222.3         $(160.7)     $  8,077.9
                                                         ===========    ===========      ===========    ===========
                                                         ===========    ===========      ===========    ===========
Equity securities....................................      $   297.3      $    77.9         $ (39.7)     $    335.5
-----------------                                        ===========    ===========      ===========    ===========

The sale of debt securities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $3.9 million and $9.1 million, for the years ended December 31, 1999, 2000 and 2001, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. Net realized (losses) gains were $(0.2) million, $(3.9) million and $1.5 million in 1999, 2000 and 2001, respectively.

The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 2001 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix Life may have the right to put or sell the obligations back to the issuers.

                                                                                   AVAILABLE-FOR-SALE
                                                                              ------------------------------
                                                                                AMORTIZED           FAIR
                                                                                  COST             VALUE
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Due in one year or less........................................         $   121.2        $   121.9
         Due after one year through five years..........................           1,276.7          1,260.0
         Due after five years through ten years.........................           1,772.9          1,820.3
         Due after ten years............................................           2,204.1          2,283.7
         Mortgage-backed and asset-backed securities....................           4,125.0          4,148.1
                                                                              -------------     ------------
              Total.....................................................           9,499.9          9,634.0
         Less: securities of discontinued operations....................              34.8             34.8
                                                                              -------------     ------------
              Total securities of continuing operations.................         $ 9,465.1        $ 9,599.2
                                                                              =============     ============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                      DECEMBER 31,

                                                                              ------------------------------
                                                                                  2000             2001
                                                                              -------------     ------------
                                                                                      (IN MILLIONS)
         Planned amortization class.........................................     $   117.4        $   133.9
         Asset-backed.......................................................       1,082.3          1,607.9
         Mezzanine..........................................................         166.5            359.1
         Commercial.........................................................         796.5            633.6
         Sequential pay.....................................................         937.7          1,268.7
         Pass through.......................................................          59.3             75.5
         Other..............................................................           4.5             69.4
                                                                              -------------     ------------
         Total mortgage-backed and asset-backed securities                       $ 3,164.2        $ 4,148.1
                                                                              =============     ============

Mortgage loans and real estate

Phoenix Life's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                                                 MORTGAGE LOANS               REAL ESTATE
                                                                  DECEMBER 31,                DECEMBER 31,
                                                            -------------------------    -----------------------
                                                               2000          2001           2000          2001
                                                            -----------    ----------    ----------   ----------
                    Property type:                                             (IN MILLIONS)
                    Office buildings..................         $ 171.3       $ 155.4        $ 34.4       $ 25.2
                    Retail............................           183.5         170.4           6.9          7.5
                    Apartment buildings...............           180.7         171.0          45.9         50.4
                    Industrial buildings..............            64.8          52.0            --           --
                    Other.............................             2.2           2.0            --           --
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========
                    Geographic region:                                         (IN MILLIONS)
                    Northeast.........................         $ 124.5       $ 116.5        $ 49.8       $ 54.4
                    Southeast.........................           147.6         130.5            --           --
                    North central.....................           147.4         134.8            .5           .4
                    South central.....................           103.7         101.7          22.3         13.0
                    West..............................            79.3          67.3          14.6         15.3
                    Valuation allowances..............            (9.1)        (15.0)         (9.3)          --
                                                            -----------    ----------    ----------   ----------
                         Total........................         $ 593.4       $ 535.8        $ 77.9       $ 83.1
                                                            ===========    ==========    ==========   ==========

At December 31, 2001, scheduled mortgage loan maturities were as follows: 2002 -- $51.4 million; 2003 -- $82.0 million; 2004 -- $34.7 million; 2005 -- $32.3 million; 2006 -- $94.7 million, and $240.7 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix Life did not refinance any of its mortgage loans during 2000 and 2001.

The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 2000 and 2001 is $11.4 million and $5.6 million, respectively. There are valuation allowances of $9.1 million and $15.0 million, respectively, on these mortgages.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Investment valuation allowances

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheets and changes thereto, were as follows:

                                             BALANCE AT                                              BALANCE AT
                                             JANUARY 1,         ADDITIONS        DEDUCTIONS         DECEMBER 31,
                                          ----------------     ------------    --------------     -----------------
               2001:                                                   (IN MILLIONS)
               Mortgage loans.............          $ 9.1            $ 6.1            $  (.2)              $ 15.0
               Real estate................            9.3               --              (9.3)                  --
                                               -----------         --------        ----------            ---------
                    Total.................          $18.4            $ 6.1            $ (9.5)              $ 15.0
                                               ===========         ========        ==========            =========
               2000:
               Mortgage loans.............          $14.3            $ 1.8            $ (7.0)              $  9.1
               Real estate................            3.2              6.1                --                  9.3
                                               -----------         --------        ----------            ---------
                    Total.................          $17.5            $ 7.9            $ (7.0)              $ 18.4
                                               ===========         ========        ==========            =========
               1999:
               Mortgage loans.............          $30.6            $ 9.7            $(26.0)              $ 14.3
               Real estate................            6.4               .2              (3.4)                 3.2
                                               -----------         --------        ----------            ---------
                    Total.................          $37.0            $ 9.9            $(29.4)              $ 17.5
                                               ===========         ========        ==========            =========

Non-income producing mortgage loans and debt securities

The net carrying value of non-income producing mortgage loans was $6.0 million at December 31, 2000; there were no non-income producing mortgage loans during 2001. The amount of interest foregone by non-income producing mortgage loans was $0.5 million for the year ended December 31, 2000. There were no non-income producing debt securities at December 31, 2000 and 2001.

Venture capital partnerships

Phoenix Life invests as a limited partner in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries and leveraged buyout funds, as well as direct equity investments in leveraged buyouts and corporate acquisitions. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

Phoenix Life records its equity in the earnings of these partnerships in net investment income.

In the first quarter of 2001, Phoenix Life recorded a charge of $48.8 million (net of income taxes of $26.3 million) representing the cumulative effect of this accounting change on the fourth quarter of 2000. The cumulative effect was based on the actual fourth quarter 2000 financial results as reported by the partnerships.

In the first quarter of 2001, Phoenix Life removed the lag in reporting by estimating the change in Phoenix Life's share of the net equity in earnings of the venture capital partnerships for the period from December 31, 2000, the date of the most recent financial information provided by the partnerships, to Phoenix Life's then current reporting date of March 31, 2001. To estimate the net equity in earnings of the venture capital partnerships for each quarter, Phoenix Life developed a methodology to estimate the change in value of the underlying investee companies in the venture capital partnerships. For public investee companies, Phoenix Life used quoted market prices at the end of each quarter, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For private investee companies, Phoenix Life applied a public industry sector index to roll the value forward each quarter. Phoenix Life applies this methodology consistently each quarter with subsequent adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners). In addition, Phoenix Life will annually revise the valuations it has assigned to the investee companies to reflect the valuations in the audited financial statements received from the venture capital partnerships. Phoenix Life's venture capital earnings remain subject to variability.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The components of net investment income related to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          2000            2001
                                                                           ----------    -----------    ------------
                                                                                        (IN MILLIONS)
    Operating losses..................................................        $ (8.9)        $ (7.7)         $ (6.4)
    Realized gains on cash and stock distributions....................          84.7          223.3            17.8
    Net unrealized gains (losses) on investments held in the                    64.1           61.7           (95.9)
       partnerships...................................................     ----------      ---------       ---------
    Total venture capital partnership net investment income (loss)....        $139.9         $277.3          $(84.5)
                                                                           ==========      =========       =========

Other invested assets

Other invested assets were as follows:

                                                                              DECEMBER 31,
                                                                        -------------------------
                                                                           2000          2001
                                                                        -----------    ----------
                                                                             (IN MILLIONS)
            Transportation and equipment leases......................       $ 83.2        $ 85.0
            Affordable housing partnerships..........................         29.1          28.2
            Investment in other affiliates...........................          7.5           9.6
            Seed money in separate accounts..........................         41.2          54.6
            Mezzanine partnerships...................................         30.4          37.1
            Derivatives..............................................           --          10.9
            Other partnership interests..............................         44.3          55.8
                                                                        -----------    ----------
              Total other invested assets............................       $235.7        $281.2
                                                                        ===========    ==========

Separate account assets and investment trusts

Separate account assets and investment trusts assets as of December 31, were as follows:

                                                                       2000                2001
                                                                  ---------------     ---------------
                                                                            (IN MILLIONS)
          Separate accounts .....................................      $ 5,376.6           $ 5,025.2
                                                                  ---------------     ---------------
          Investment trusts:
              Phoenix CDO I .....................................             --               160.1
              Phoenix CDO II ....................................             --               384.7
                                                                  ---------------     ---------------
                   Total investment trusts ......................             --               544.8
                                                                  ---------------     ---------------
          Total separate account assets and investment trusts....      $ 5,376.6           $ 5,570.0
                                                                  ===============     ===============


In 2001, Phoenix Life determined that the investment trusts did not have a substantive amount of outside equity and, as a result, concluded consolidation was required.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net investment income

The components of net investment income (loss) for the year ended December 31, were as follows:

                                                                             1999           2000           2001
                                                                           ----------    -----------    -----------
                                                                                        (IN MILLIONS)
         Debt securities.............................................      $   637.4       $  622.2        $ 680.4
         Equity securities...........................................            7.9           13.3            4.4
         Mortgage loans..............................................           66.3           54.6           45.0
         Policy loans................................................          149.0          157.4          168.6
         Real estate.................................................            9.7            9.2           16.1
         Venture capital partnerships................................          139.9          277.3          (84.5)
         Other invested assets.......................................             .7            3.4            7.1
         Cash, cash equivalents and short-term investments...........           22.6           27.5           13.7
                                                                           ----------    -----------    -----------
              Sub-total..............................................        1,033.5        1,164.9          850.8
         Less: investment expenses...................................           13.0           14.3           14.1
                                                                           ----------    -----------    -----------
         Net investment income.......................................        1,020.5        1,150.6          836.7
         Less: net investment income of discontinued operations                 67.4           21.0            6.5
                                                                           ----------    -----------    -----------
              Total net investment income of continuing operations         $   953.1       $1,129.6        $ 830.2
                                                                           ==========    ===========    ===========


Investment income of $4.0 million was not accrued on certain delinquent mortgage loans and defaulted debt securities at December 31, 2001. Phoenix Life does not accrue interest income on impaired mortgage loans and impaired debt securities when the likelihood of collection is doubtful. See note 3--"Summary of Significant Accounting Policies--Valuation of investments" for further information on mortgage loan and debt security impairment.

The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $34.9 million and $31.1 million at December 31, 2000 and 2001, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $3.9 million and $3.6 million in 1999, 2000 and 2001, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $3.1 million and $2.4 million in 1999, 2000 and 2001, respectively.

Investment gains and losses

Net unrealized investment (losses) gains on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                                1999          2000          2001
                                                             -----------   -----------   -----------
                                                                          (IN MILLIONS)
         Debt securities................................       $ (428.5)     $  213.8        $ 91.3
         Equity securities..............................           63.2        (105.7)        (26.4)
         DAC............................................          260.3        (117.2)        (62.2)
         Deferred income tax (benefits) expense.........          (36.7)         (3.2)           .9
                                                             -----------   -----------   -----------
         Net unrealized investment (losses) gain on
              securities available-for-sale.............       $  (68.3)     $   (5.9)       $  1.8
                                                             ===========   ===========   ===========

The amortized cost of debt securities transferred from held-to-maturity to available-for-sale in 2001 was $2,333.8 million, which resulted in an unrealized gain of $83.9 million, after-tax.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Net realized investment (losses) gains for the year ended December 31, were as follows:

                                                                                      1999          2000          2001
                                                                                   ----------    -----------   -----------
                                                                                               (IN MILLIONS)
         Debt securities......................................................       $(20.4)       $(54.2)         $(50.9)
         Equity securities....................................................         16.6         146.8            (8.8)
         Mortgage loans.......................................................         18.5           3.0             1.0
         Real estate..........................................................          2.9          (4.3)           (2.5)
         Sale of subsidiary (Note 9)..........................................         40.1           (.8)          222.6
         Other invested assets................................................         18.5          (1.1)          (11.3)
                                                                                   ----------    -----------   -----------
         Net realized investment gains........................................         76.2          89.4           150.1
         Less: net realized investment gains from discontinued operations.....           .4            .2              --
                                                                                   ----------    -----------   -----------
         Net realized investment gains from continuing operations.............       $ 75.8        $ 89.2          $150.1
                                                                                   ==========    ===========   ===========

The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:


                                                                1999          2000          2001
                                                             -----------   -----------   ------------
                                                                          (IN MILLIONS)
         Proceeds from disposals.......................       $ 1,106.9        $898.5      $1,289.8
         Gross realized gains on sales.................       $    21.8        $  8.7      $   38.1
         Gross realized losses on sales................       $    39.1        $ 53.2      $   27.6

6.       GOODWILL AND OTHER INTANGIBLE ASSETS

Goodwill and other intangible assets were as follows:


                                                                        DECEMBER 31,
                                                                 --------------------------
                                                                     2000          2001
                                                                 -------------   ----------
                                                                        (IN MILLIONS)
         PXP gross amounts:
           Goodwill.........................................         $  425.7          --
           Investment management contracts..................            244.0          --
           Non-compete covenant.............................              5.0          --
           Other............................................              4.5          --
                                                                 -------------   ----------
         Totals ............................................            679.2          --
                                                                 -------------   ----------
         Other gross amounts:
           Goodwill.........................................             11.9      $  4.8
           Intangible asset related to pension plan benefits              8.3        18.8
           Other............................................              1.0         1.0
                                                                 -------------   ----------
         Totals ............................................             21.2        24.6
                                                                 -------------   ----------
         Total gross goodwill and other intangible assets               700.4        24.6
                                                                 -------------   ----------
         Accumulated amortization -PXP......................           (112.4)
         Accumulated amortization -other....................             (5.4)       (2.0)
                                                                 -------------   ----------
             Total goodwill and other intangible assets, net          $ 582.6      $ 22.6
                                                                 =============   ==========


As of June 26, 2001, PXP's net goodwill and intangible assets are no longer consolidated due to the sale of PXP to Phoenix. See note 9--"Related Party Transactions." In 2000, $1.9 million of goodwill associated with the acquisition of PractiCare, Inc. in 1997 was written off.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.       INVESTMENTS IN UNCONSOLIDATED AFFILIATES

Investments in unconsolidated affiliates were as follows:


                                                                            DECEMBER 31,
                                                                    ---------------------------
                                                                        2000           2001
                                                                    -----------    ------------
                                                                            (IN MILLIONS)
         EMCO investment.......................................        $  28.1         $  28.0
         Aberdeen common stock.................................           58.7           103.9
         Aberdeen 7% convertible subordinated notes............           37.5           101.2
         HRH common stock......................................           16.9            18.7
         HRH 5.25% convertible subordinated notes..............           32.0            78.8
                                                                    -----------    ------------
              Total investments in unconsolidated affiliates...        $ 173.2         $ 330.6
                                                                    ===========    ============

The reclassification of Aberdeen and HRH convertible subordinated notes from held-to-maturity to available-for-sale in 2001 resulted in an unrealized gain of $71.9 million, after-tax.

The components of equity in earnings of and interest earned from investments in unconsolidated affiliates for the year ended December 31, were as follows:


                                                                           1999        2000        2001
                                                                         ---------    --------    --------
                                                                                  (IN MILLIONS)
         EMCO investment.........................................           $ 1.1      $ (0.8)      $(0.1)
         Aberdeen common stock...................................             2.9         7.0         5.8
         Aberdeen 7% convertible subordinated notes..............             2.6         2.6         2.6
         HRH common stock........................................              .7         1.2         2.5
         HRH 5.25% convertible subordinated notes................             1.1         1.7         1.7
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates before
            income taxes.........................................             8.4        11.7        12.5
         Income tax expense......................................             2.9         4.1         4.4
                                                                         ---------    --------    --------
           Total equity in earnings of and interest earned from
            investments in unconsolidated affiliates.............           $ 5.5      $  7.6       $ 8.1
                                                                         =========    ========    ========

8.       DERIVATIVE INSTRUMENTS

Derivative instruments as of December 31, are summarized below:


                                                          2000                    2001
                                                  ---------------------   ---------------------
                                                             (DOLLARS IN MILLIONS)

         ASSET HEDGES
         ------------
         Foreign currency swaps:
           Notional amount..................            $  24.3                  $  16.4
           Weighted average received rate                 12.11%                   11.91%
           Weighted average paid rate.......              10.61%                   10.68%
           Fair value.......................            $   2.0                  $   2.9

         Interest rate swaps:
           Notional amount..................            $  43.0                  $  80.0
           Weighted average received rate                  7.51%                    6.22%
           Weighted average paid rate.......               6.78%                    2.08%
           Fair value.......................            $   1.9                  $   2.6

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         LIABILITY HEDGES
         ----------------

         Interest rate floors:
           Notional amount..................           $ 110.0                  $ 110.0
           Weighted average strike rate                  4.79%                    4.79%
           Index rate(1)....................            2-5 Yr.                 2-5 Yr.
                                                       CMT/CMS                  CMT/CMS
           Fair value.......................           $  (.1)                   $   .4

         Interest rate swaps:
           Notional amount..................           $ 410.0                  $ 360.0
           Weighted average received rate                6.66%                    4.84%
           Weighted average paid rate.......             6.50%                    4.59%
           Fair value.......................           $   6.1                  $   4.6

         Interest rate caps:
           Notional amount..................           $  50.0                  $  50.0
           Weighted average strike rate                  7.95%                    7.95%
           Index rate(1)....................        10 Yr. CMT               10 Yr. CMT
           Fair value.......................           $    --                  $    .4

----------

(1) Constant maturity treasury yields (CMT) and constant maturity swap yields
(CMS).

The increase in net investment income related to contractual cash flows on interest rate swap contracts was $1.0 million, $1.4 million and $2.0 million for the years ended December 31, 1999, 2000 and 2001, respectively. The decrease in net investment income related to contractual cash flows on interest rate floor, interest rate cap and swaption contracts was $2.3 million, $2.3 million and $0.1 million for the years ended December 31, 1999, 2000 and 2001, respectively. The estimated fair value of these instruments represent what Phoenix Life would have to pay or receive if the contracts were terminated.

Phoenix Life is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of Phoenix Life does not expect counterparties will fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date. Management of Phoenix Life considers the likelihood of any material loss on these instruments to be remote.

9.       RELATED PARTY TRANSACTIONS

As of June 25, 2001, the following indirect wholly-owned subsidiaries of Phoenix Life were transferred to Phoenix, or one of its subsidiaries; PXP, Phoenix Charter Oak Trust Company, WS Griffith Securities, Inc., WS Griffith Associates, Inc. and Main Street Management Company. Proceeds from the transfer were $659.8 million. The transfer of these entities resulted in a pre-tax gain of $222.6 million ($146.1 million, net of tax).

PXP, an indirect wholly-owned subsidiary of Phoenix, through its affiliated registered investment advisors, provides investment advisory services (e.g. general account and variable separate account products) to Phoenix Life for a fee. Investment advisory fees incurred by Phoenix Life were $3.7 million for the six months ended December 31, 2001. Amounts payable to the affiliated investment advisors were $546 thousand, as of December 31, 2001. Variable product separate account fees, net of reimbursement were $3.1 million for the six months ended December 31, 2001.

On February 26, 2001, Phoenix Life entered into a $69.0 million subordinated loan agreement with PXP, due March 1, 2006, in exchange for the debentures held by Phoenix Life. Interest is payable quarterly in arrears at an annual rate based on LIBOR plus 2%. For the year ended December 31, 2001, the average blended interest rate was approximately 5%. The loan agreement requires no principal repayment prior to maturity.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of Phoenix Life's annuity and variable life contracts. Contracts may be purchased through registered representatives of a Phoenix affiliate, W.S. Griffith & Co., Inc., as well as other outside broker dealers who are licensed to sell Phoenix Life annuity contracts. As of June 30, 2001 PXP was no longer a subsidiary of Phoenix Life due to the transfer to Phoenix. Phoenix Life incurred commissions for contracts underwritten by PEPCO of $26.5 million for the six months ended December 31, 2001. Amounts payable to PEPCO were $4.7 million, as of December 31, 2001.

Phoenix reimbursed Phoenix Life $42.6 million for expenses incurred in conjunction with the demutualization and $41.5 million for policy credits and payments to eligible policyholders in lieu of stock.

10.      LONG-TERM DEBT


                                                                                       DECEMBER 31,

                                                                                   ---------------------
                                                                                    2000         2001

                                                                                   --------    ---------
                                                                                      (IN MILLIONS)
         Bank borrowings, blended rate 6.9% due in varying amounts to 2004           $230.0     $    --
         Subordinated debentures, 6.0% due 2015..................................      20.1          --
         Surplus notes, 6.95%, due 2006 .........................................     175.0       175.0
                                                                                   --------    ---------
              Total long-term debt...............................................    $425.1     $ 175.0
                                                                                   ========    =========

As of June 26, 2001, PXP's long term debt is no longer consolidated due to the sale of PXP to Phoenix. See note 9 - "Related Party Transactions". Phoenix Life maintained two separate $100 million revolving credit facilities as of June 2001, which were terminated in light of the new master credit facility described below.

In June 2001, Phoenix, Phoenix Life and PXP entered into a $375 million revolving credit facility which matures on June 10, 2005 and terminated Phoenix Life's and PXP's prior credit facilities. Bank of Montreal is the administrative agent for this credit facility. Each company has direct borrowing rights under this credit facility. Phoenix unconditionally guarantees loans to Phoenix Life and PXP. Base rate loans bear interest at the greater of the Bank of Montreal's prime commercial rate or the effective federal funds rate plus 0.5%. Eurodollar rate loans bear interest at LIBOR plus an applicable margin. The credit agreement includes customary financial and operating covenants that include, among other provisions, requirements that Phoenix maintain a minimum stockholders' equity and a maximum debt to capitalization ratio; that Phoenix Life maintain a minimum RBC ratio; and that PXP maintain a maximum debt to capitalization ratio and a minimum stockholders' equity. As of December 31, 2001, Phoenix Life had $249.9 million available, with no credit outstanding for this credit facility.

In November 1996, Phoenix Life issued $175.0 million principal amount of 6.95% surplus notes due December 1, 2006. Each payment of interest on principal of the notes requires the prior approval of the Superintendent of Insurance of the State of New York (the "Superintendent"), and may be made only out of surplus funds which the Superintendent determines to be available for such payment under the New York Insurance Law. The notes contain neither financial covenants nor early redemption provisions, and are to rank pari passu with any subsequently issued surplus, capital or contribution notes or similar obligations of Phoenix Life. Section 1307 of the New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life and are not a basis of any set-off against the company. As of December 31, 2001, Phoenix Life had $175.0 million in surplus notes outstanding.

Interest expense was $34.0 million, $32.7 million and $20.0 million for the years ended December 31, 1999, 2000 and 2001, respectively.

At December 31, 2001, aggregate maturities of long-term debt based on required principal payments are $175.0 million in 2006.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11.      INCOME TAXES

A summary of income tax expenses (benefits) applicable to income before income taxes, minority interest, and equity in earnings of and interest earned from investments in unconsolidated affiliates, for the year ended December 31, was as follows:


                                        1999        2000         2001
                                      ---------    --------    ----------
                                                (IN MILLIONS)

         Income taxes:
             Current .............    $  114.0      $123.2       $ (43.3)
             Deferred.............       (15.0)      (67.0)         23.5
                                      ---------    --------    ----------
         Total ...................    $   99.0      $ 56.2       $ (19.8)
                                      =========    ========    ==========

The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the income tax effects of each for the years ended December 31, were as follows:


                                                1999                      2000                      2001
                                        ----------------------   -----------------------   ------------------------
                                          AMOUNT         %         AMOUNT          %         AMOUNT          %
                                        -----------   --------   ------------   --------   ------------   ---------
                                                                  (DOLLARS IN MILLIONS)

         Income tax expense at
           statutory rate........        $  93.1        35%        $  55.1         35%         $ 14.8          35%
         Dividend received
           deduction and tax-
           exempt interest.......           (3.0)       (1)%          (6.7)        (4)%          (7.2)       (17)%
         Other, net..............           (2.7)       (1)%          (2.5)        (2)%          (6.4)       (15)%
                                        -----------   --------   ------------   --------   ------------   ---------
                                            87.4        33%           45.9         29%            1.2           3%
         Differential earnings
           (equity tax)..........           11.6         4%           10.3          7%          (21.0)       (50)%
                                        -----------   --------   ------------   --------   ------------   ---------
         Income taxes............        $  99.0        37%        $  56.2         36%         $(19.8)       (47)%
                                        ===========   ========   ============   ========   ============   =========

The net deferred income tax liability (asset) represents the income tax effects of temporary differences attributable to the consolidated income tax return group. The components were as follows:


                                                                         DECEMBER 31,
                                                                 -------------------------
                                                                    2000          2001
                                                                 -----------    ----------
                                                                        (IN MILLIONS)
         DAC.................................................       $ 217.9      $  234.1
         Unearned premium/deferred revenue...................        (139.0)       (133.6)
         Impairment reserves.................................         (16.8)        (31.3)
         Pension and other post-retirement benefits.......... .       (65.1)        (69.2)
         Investments.........................................         177.0         101.8
         Future policyholder benefits........................        (186.4)       (204.1)
         Investment management contracts.....................          37.5            --
         Deferred intercompany gain..........................            --          76.4
         Other...............................................         (29.2)        (43.8)
                                                                 -----------    ----------
                                                                       (4.1)        (69.7)
         Net unrealized investment gains.....................          11.9          50.2
         Minimum pension liability...........................          (3.3)         (7.7)
         Equity in earnings of unconsolidated affiliates                4.9           4.3
                                                                 -----------    ----------
         Deferred income tax liability (asset), net..........       $   9.4      $  (22.9)
                                                                 ===========    ==========

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Gross deferred income tax assets totaled $439.8 million and $489.7 million at December 31, 2000 and 2001, respectively. Gross deferred income tax liabilities totaled $466.8 million and $449.2 million at December 31, 2000 and 2001, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2000 and 2001 will be realized.

12.      COMPREHENSIVE INCOME

The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:


                                                           1999            2000           2001
                                                       ------------    ------------   ------------
                                                                      (IN MILLIONS)

         Unrealized (losses) gains on securities
           available-for-sale:
           Before-tax amount.......................      $ (102.8)          $ 81.5        $ (1.4)
           Income tax (benefit) expense............         (36.0)            28.5           (.5)
                                                       ------------    ------------   ------------
                Totals.............................         (66.8)            53.0           (.9)
                                                       ------------    ------------   ------------
         Reclassification adjustment for net gains
           realized in net income:
           Before-tax amount.......................          (2.2)           (90.6)        (15.4)
           Income tax benefit......................           (.7)           (31.7)         (5.4)
                                                       ------------    ------------   ------------
                Totals.............................          (1.5)           (58.9)        (10.0)
                                                       ------------    ------------   ------------
         Net unrealized losses on securities
           available-for-sale:
           Before-tax amount.......................        (105.0)            (9.1)        (16.8)
            Income tax benefit.....................         (36.7)            (3.2)         (5.9)
                                                       ------------    ------------   ------------
                Totals.............................      $  (68.3)          $ (5.9)       $(10.9)
                                                       ============    ============   ============
         Minimum pension liability adjustment:
           Before-tax amount.......................      $   (2.3)          $  2.4        $(12.8)
           Income tax (benefit) expense............           (.8)              .8          (4.5)
                                                       ------------    ------------   ------------
                Totals.............................      $   (1.5)          $  1.6        $ (8.3)
                                                       ============    ============   ============

         Unrealized gain on security transfer
           from held-to-maturity to
           available-for-sale:
           Before-tax amount.......................      $      --          $   --        $129.1
           Income tax benefit......................             --              --          45.2
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ 83.9
                                                       ============    ============   ============
         Unrealized gains on derivatives:
           Before-tax amount.......................      $      --          $   --        $  6.0
           Income tax expense......................             --              --           2.1
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  3.9
                                                       ============    ============   ============
         Equity adjustment for policyholder
           dividend obligation:
           Before-tax amount.......................      $      --          $   --        $(13.5)
           Income tax benefit......................             --              --          (4.7)
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $ (8.8)
                                                       ============    ============   ============
         Cumulative effect of accounting change
           for derivatives:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            Before-tax amount......................      $      --          $   --        $  1.7
            Income tax expense.....................             --              --            .6
                                                       ------------    ------------   ------------
                Totals.............................      $      --          $   --        $  1.1
                                                       ============    ============   ============

The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                             1999           2000        2001
                                                          ----------    -----------   ----------
                                                                       (IN MILLIONS)

         Net unrealized gains (losses) on securities
            available-for-sale:
           Balance, beginning of year..................     $ 100.5         $ 32.2      $  26.3
           Change during period........................       (68.3)          (5.9)       (10.9)
                                                          ----------    -----------   ----------
           Balance, end of year........................        32.2           26.3         15.4
                                                          ----------    -----------   ----------
         Minimum pension liability adjustment:
           Balance, beginning of year..................        (6.2)          (7.7)        (6.1)
           Change during period........................        (1.5)           1.6         (8.3)
                                                          ----------    -----------   ----------
           Balance, end of year........................        (7.7)          (6.1)       (14.4)
                                                          ----------    -----------   ----------

         Net unrealized gain on security transfer
           from held-to-maturity to available-for-sale:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         83.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         83.9

                                                          ----------    -----------   ----------
         Unrealized gains on derivatives:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --          3.9
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          3.9
                                                          ----------    -----------   ----------
         Equity adjustment for policyholder
           dividend obligation:
           Balance, beginning of year..................          --             --           --
           Change during period........................          --             --         (8.8)
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --         (8.8)
                                                          ----------    -----------   ----------
         Cumulative effect of accounting change
           for derivatives:
           Balance, beginning of year..................          --             --           --

           Change during period........................          --             --          1.1
                                                          ----------    -----------   ----------
           Balance, end of year........................          --             --          1.1
                                                          ----------    -----------   ----------
         Accumulated other comprehensive income:
           Balance, beginning of year..................        94.3           24.5         20.2
           Change during period........................       (69.8)          (4.3)        60.9
                                                          ----------    -----------   ----------
           Balance, end of year........................     $  24.5         $ 20.2      $  81.1
                                                          ==========    ===========   ==========

13.      DISCONTINUED OPERATIONS

During 1999, Phoenix Life discontinued its reinsurance, real estate management and group life and health operations. The discontinuation of these operations resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses. The operating results of discontinued operations and the gain or loss on disposal are shown in the summary section below.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Reinsurance Operations

In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance operations consisted primarily of individual life reinsurance as well as group accident and health reinsurance business. Accordingly, Phoenix Life estimated sales proceeds, net premiums, net claims payments and expenses of winding-down the business. As a result, in 1999 Phoenix Life recognized a $173.1 million pre-tax loss on the disposal of reinsurance operations. The significant components of the loss on the disposal of reinsurance operations were as follows:

On August 1, 1999, Phoenix Life sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reassurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction (assumption reinsurance), resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million. During the third quarter of 2000, Phoenix Life recorded a pre-tax charge of $6 million to reflect an adjustment to estimated individual life reinsurance reserves in accordance with the sales agreement.

During 1999, Phoenix Life placed the retained group accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

In 1999, Phoenix Life reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix Life increased reserve estimates on the run-off block by $180 million (pre-tax). In addition, as part of the exit strategy, Phoenix Life purchased aggregate excess of loss reinsurance to further protect Phoenix Life from unfavorable results from this discontinued business. This reinsurance is subject to an aggregate retention of $100 million on the discontinued business. Phoenix Life may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix Life incurred an initial expense of $130 million on the acquisition of this reinsurance.

During 2000, Phoenix Life updated its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life increased reserve estimates on the run-off block by $97 million (pre-tax). Phoenix Life determined that the increase to reserves was needed based on revised actuarial assumptions to reflect current and expected deteriorating trends in claim experience and higher than anticipated expenses.

During 2001, Phoenix Life reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions.

The additional reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

several proceedings in which the pool members assert that they can deny coverage to certain insurers which claim that they purchased reinsurance coverage from the pool.

Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000 (see discussion below).

In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with three of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocesssionaires successfully avoids its obligations.

During 2000, Phoenix Life reached settlements with several of the companies involved in Unicover. On January 13, 2000, Phoenix Life and the other member companies of the Unicover pool settled with EBI Indemnity Company and affiliates of the Orion Group ("EBI/Orion"), by which all pool members were released from their obligations as reinsurers of EBI/Orion. On January 21, 2000, Phoenix Life settled with Reliance Insurance Company ("Reliance") and its parent Reliance Group Holdings, Inc. and was released from its obligations as a reinsurer of the so-called Reliance facility. On March 27, 2000, Phoenix Life settled with Reliance, Lincoln National Life Insurance Company and Lincoln National Health and Casualty Company, releasing Phoenix Life from its obligations as a reinsurer of the so-called Lincoln facility. On May 28, 2000, Phoenix Life reached an agreement with one of its retrocessionaires, and recovered a substantial portion of its settlement cost on the Reliance settlement. Financial terms of these settlements were consistent with the provisions established by Phoenix Life in 1999. There was no effect on net income resulting from these settlements for the year ended December 31, 2000.

A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The other component of the loss on the disposal of reinsurance discontinued operations in 1999 was as follows:

On June 30, 1999, PM Holdings sold Financial Administrative Services, Inc. ("FAS"), its third party administration subsidiary affiliated with individual life reinsurance, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in a pre-tax gain of $3.8 million.

In addition to the $9.0 million sale price, Phoenix Life will receive additional proceeds contingent on certain revenue targets. Phoenix Life recorded a note receivable for $4.0 million which, under the terms of the agreement, CYBERTEK will repay in six annual installments commencing March 31, 2001 through March 31, 2006. The contingent proceeds will be determined annually but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million. Phoenix received $1.9 million from Computer Sciences Corporation, the successor to CYBERTEK, in 2001.

Real Estate Management Operations

On March 31, 1999, Phoenix Life sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

On May 25, 2000, Phoenix Life sold its investment in 50% of the outstanding common stock of Pinnacle Realty Management Company, Inc., a real estate property management firm, for $6.0 million. This sale represented Phoenix Life's entire interest in Pinnacle Realty Management Company, Inc. and Phoenix Life now has no other real estate management business. The transaction resulted in a pre-tax loss of $0.6 million.

Group Life and Health Operations

On April 1, 2000, Phoenix Life sold its group life and health business to GE Financial Assurance Holdings, Inc. ("GEFA") except for Phoenix Dental Services, Inc. and California Benefits Dental Plan. Specifically, Phoenix Group Holdings and PM Holdings sold 97% of the common stock of Phoenix American Life Insurance Company and 100% of the common stock of Phoenix Group Services, Inc. and Clinical Disability Management, Inc. for $283.9 million. This amount is comprised of $238.9 million in cash and $45.0 million in common stock of GE Life and Annuity Assurance Company, an affiliate of GEFA. The common stock represents a 3.1% interest in GE Life and Annuity Assurance Company. Phoenix Life retains ownership of 3% of the common stock of Phoenix American Life Insurance Company. Phoenix Life has a right to put these shares back to GEFA beginning in 2005 and ending in 2007. These investments are reported as equity securities on the Consolidated Balance Sheets. The pre-tax gain on the sale was $72.1 million and is reported in discontinued operations gain on disposal, net of income taxes.

The sale to GEFA of 100% of the common stock of Phoenix Dental Services, Inc. and California Benefits Dental Plan closed on October 31, 2000. The sales proceeds for these entities were $2.0 million, which resulted in a pre-tax loss of $0.4 million.

Summary

The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheets. Net assets of the discontinued operations totaled $25.5 million and $20.8 million as of December 31, 2000 and 2001, respectively.

The operating results of discontinued operations and the gain or loss on disposal are presented below. There were no operating results for the year ended December 31, 2001 because the operations were discontinued prior to January 1, 2001.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                                         ----------------------------
                                                                            1999            2000
                                                                         ------------    ------------
         INCOME FROM DISCONTINUED OPERATIONS                                    (IN MILLIONS)
         Revenues:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................         453.8           117.6
           Real Estate Management Operations..........................           1.2              .4
                                                                         ------------    ------------
         Total revenues...............................................      $  455.0        $  118.0
                                                                         ============    ============
         Income from discontinued operations:
           Reinsurance Operations.....................................      $     --        $     --
           Group Life and Health Operations...........................          56.8            14.8
           Real Estate Management Operations..........................          (1.6)            (.3)
                                                                         ------------    ------------
         Income from discontinued operations before income taxes                55.2            14.5
         Income taxes.................................................          19.1             5.1
                                                                         ------------    ------------
         Income from discontinued operations, net of income taxes           $   36.1        $    9.4
                                                                         ============    ============

         LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS (Loss) gain on disposal:

           Reinsurance Operations.....................................      $ (173.1)       $ (103.0)
           Real Estate Management Operations..........................           5.9             (.6)
           Group Life and Health Operations...........................            --            71.7
                                                                         ------------    -------------
         Loss on disposal of discontinued operations before income
            taxes.....................................................        (167.2)          (31.9)
         Income taxes.................................................         (58.2)          (11.0)
                                                                         ------------    -------------
         Loss on disposal of discontinued operations, net of income
            taxes.....................................................      $ (109.0)       $  (20.9)
                                                                         ============    =============

14.      CLOSED BLOCK

On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 2000, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if such experience changes. The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in force.

Other than the provisions of SOP 00-3, Phoenix Life uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. In particular,

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

deferred policy acquisition costs are amortized in proportion to estimated gross margins and the liability for future benefits and services is calculated using the net level premium method.

SOP 00-3 requires the establishment of a policyholder dividend obligation for earnings that inure to benefit policyholders. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain inforce. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings of the closed block due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, Phoenix Life will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, Phoenix Life will recognize only the actual earnings in income. However, Phoenix Life may change policyholder dividend scales in the future which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

In addition to the closed block assets, we hold assets outside the closed block in support of closed block liabilities. Investment earnings on these assets less allocated expenses and the amortization of deferred acquisition costs provide an additional source of earnings to our shareholders. In addition, the amortization of deferred acquisition costs requires the use of various assumptions. To the extent that actual experience is more or less favorable than assumed, shareholder earnings will be impacted.

The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. The amounts shown in the table below for assets and liabilities are those that enter into the determination of amounts to be paid to policyholders.

As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2000 to December 31, 2001 in excess of expected cumulative earnings do not inure to stockholders and have been used to establish a policyholder dividend obligation as of December 31, 2001. The initial policyholder dividend obligation of $115.5 million consists of $45.2 million of earnings for the period January 1, 2000 to June 30, 2001 and unrealized gains on assets in the closed block as of June 30, 2001 of $70.3 million. The increase in the policyholder dividend obligation of $51.7 million pre-tax, consists of $13.2 million of pre-tax earnings for the period July 1, 2001 to December 31, 2001 and the change in unrealized gains on assets in the closed block for the period July 1, 2001 to December 31, 2001 of $38.5 million, pre-tax. The following sets forth certain summarized financial information relating to the closed block as of the dates indicated:

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                                                                                     JUNE 30,        DECEMBER 31,
                                                                                       2001              2001
                                                                                   --------------  -----------------
                                                                                            (IN MILLIONS)
           Closed block liabilities:
           -------------------------
              Policy liabilities and accruals and policyholder deposit funds.....      $ 8,937.8          $ 9,150.2
              Policyholder dividends payable.....................................          364.2              357.3
              Policyholder dividend obligation...................................          115.5              167.2
              Other closed block liabilities.....................................           56.1               57.0
                                                                                   --------------  -----------------
                    Total closed block liabilities...............................        9,473.6            9,731.7
                                                                                   --------------  -----------------
           Closed block assets:
           --------------------
              Held-to-maturity debt securities at amortized cost.................        1,594.5                 --
              Available-for-sale debt securities at fair value...................        3,922.7            5,734.2
              Mortgage loans.....................................................          390.6              386.5
              Policy loans.......................................................        1,412.5            1,407.1
              Deferred income taxes..............................................          384.8              392.6
              Investment income due and accrued..................................          125.1              125.3
              Net due and deferred premiums......................................           39.4               41.1
              Cash and cash equivalents..........................................          186.1              239.7
              Other closed block assets..........................................            2.6               14.8
                                                                                   --------------  -----------------
                    Total closed block assets....................................        8,058.3            8,341.3
                                                                                   --------------  -----------------
           Excess of reported closed block liabilities over closed block assets        $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================


           Maximum future earnings to be recognized from closed block assets
              and liabilities....................................................      $ 1,415.3          $ 1,390.4
                                                                                   ==============  =================
           Change in policyholder dividend obligation:
           -------------------------------------------
              Balance at beginning of period.....................................      $      --          $   115.5
              Change during the period...........................................          115.5               51.7
                                                                                   --------------  -----------------
              Balance at end of period...........................................      $   115.5          $   167.2
                                                                                   ==============  =================

The following sets forth certain summarized financial information relating to the closed block for the six months ended December 31, 2001 (in millions):


         Closed block revenues:
         ----------------------
                Premiums....................................................................         $ 565.7
                Net investment income.......................................................           281.1
                Realized investment losses, net.............................................           (18.4)
                                                                                               --------------
                     Total revenues.........................................................           828.4
                                                                                               --------------
         Closed block benefits and expenses:
         -----------------------------------
                Benefits to policyholders and increase in liabilities ......................           580.0
                Other operating costs and expenses..........................................             6.1
                Change in policyholder dividend obligation..................................            13.2
                Dividends to policyholders..................................................           190.8
                                                                                               --------------
                     Total benefits and expenses............................................           790.1
                                                                                               --------------
                     Contribution from the closed block, before income taxes................            38.3
                      Income tax expense....................................................            13.4
                                                                                               --------------
                     Contributions from closed block, after income taxes....................         $  24.9
                                                                                               ==============

15.      PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix Life, are stated at depreciated cost. Real estate occupied by Phoenix Life was $83.9 million and $79.1 million at December 31, 2000 and 2001, respectively. Phoenix Life provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

five to forty years. Accumulated depreciation and amortization was $204.0 million and $190.4 million at December 31, 2000 and 2001, respectively.

Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $14.1 million and $13.4 million in 1999, 2000 and 2001, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $27.0 million as of December 31, 2001, payable as follows: 2002 -- $10.4 million; 2003 -- $7.1 million; 2004 -- $4.7 million; 2005 -- $3.0 million;
2006 -- $1.2 million; and $0.6 million thereafter.

16.      DIRECT BUSINESS WRITTEN AND REINSURANCE

Phoenix Life cedes reinsurance as a means of diversifying underwriting risk. To the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect, Phoenix Life remains liable. Failure of the reinsurers to honor their obligations could result in losses to the company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, Phoenix Life evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. For direct issues, the maximum of individual life insurance retained by Phoenix Life on any one life is $8 million for single life and joint first-to-die policies and $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the in force block of the Confederation Life business acquired on December 31, 1997. In addition, Phoenix entered into two separate reinsurance agreements on October 1, 1998 and July 1, 1999 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. Also, Phoenix reinsures 80% to 90% of the mortality risk on certain new issues of term, universal life, variable universal life and whole life products. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. In addition, Phoenix assumes and cedes business related to the group accident and health block in run-off. While Phoenix is not writing any new contracts, Phoenix is contractually obligated to assume and cede premiums related to existing contracts.

Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:




                                                                     1999             2000             2001
                                                                ---------------- ---------------  ---------------
                                                                                 (IN MILLIONS)
      Direct premiums..........................................      $  1,677.5      $  1,399.2      $  1,292.5
      Reinsurance assumed......................................           416.2           202.4            72.9
      Reinsurance ceded........................................          (323.0)         (280.9)         (221.5)
                                                                ---------------- ---------------  ---------------
      Net premiums.............................................         1,770.7         1,320.7         1,143.9
      Less net premiums of discontinued operations.............          (595.0)         (173.3)          (31.2)
                                                                ---------------- ---------------  ---------------
      Net premiums of continuing operations....................      $  1,175.7      $  1,147.4         1,112.7
                                                                ================ ===============  ===============
      Percentage of amount assumed to net premiums.............             24%             15%              6%
                                                                ================ ===============  ===============
      Direct policy and contract claims incurred...............      $    622.3      $    545.0      $    475.2
      Reinsurance assumed......................................           563.8           257.8           116.2
      Reinsurance ceded........................................          (285.4)         (216.2)         (226.1)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred..................           900.7           586.6           365.3
      Less net incurred claims of discontinued operations......          (661.7)         (234.6)          (13.9)
                                                                ---------------- ---------------  ---------------
      Net policy and contract claims incurred
        of continuing operations...............................      $    239.0      $    352.0      $    351.4
                                                                ================ ===============  ===============

      Direct life insurance in force...........................      $131,052.1      $107,600.7      $111,743.1
      Reinsurance assumed......................................       139,649.9         1,736.4           464.4
      Reinsurance ceded........................................      (207,192.0)      (72,042.4)      (75,787.5)
                                                                ---------------- ---------------  ---------------
      Net insurance in force...................................        63,510.0        37,294.7        36,420.0
      Less insurance in force of discontinued operations.......        (1,619.5)             --            (1.0)

                                                                ---------------- ---------------  ---------------
      Net insurance in force of continuing operations..........      $ 61,890.5      $ 37,294.7      $ 36,419.0
                                                                ================ ===============  ===============
      Percentage of amount assumed to net
        insurance in force.....................................            220%              5%              1%
                                                                ================ ===============  ===============

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Irrevocable letters of credit aggregating $17.5 million at December 31, 2001 have been arranged with United States of America commercial banks in favor of Phoenix to collateralize the ceded reserves. Additional collateral of $73.8 million was in the form of trust agreements for unauthorized reinsurers.

17.      PARTICIPATING LIFE INSURANCE

Participating life insurance in force was 60.0% and 50.4% of the face value of total individual life insurance in force at December 31, 2000 and 2001, respectively. The premiums on participating life insurance policies were 76.8%, 73.1% and 65.3% of total individual life insurance premiums in 1999, 2000, and 2001, respectively.

18.      DEFERRED POLICY ACQUISITION COSTS

The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:


                                                                        1999          2000            2001
                                                                     -----------   ------------    -----------
                                                                                  (IN MILLIONS)
         Balance at beginning of year..............................  $ 1,058.2     $ 1,318.8        $1,019.0
         Acquisition cost deferred.................................      148.2         172.8           206.1
         Amortized to expense during the year......................     (147.9)       (356.0)         (133.0)
         Equity adjustment for policyholder dividend obligation             --            --             3.1
         Adjustment to net unrealized investment gains (losses)
         included in other comprehensive income....................      260.3        (116.6)           28.5
                                                                     -----------   ------------    -----------
         Balance at end of year....................................  $ 1,318.8     $ 1,019.0        $1,123.7
                                                                     ===========   ============    ===========

In conjunction with the December 31, 1997 acquisition of the Confederation Life business, PVFP of $141.2 million is reflected as an element of deferred acquisition costs. The estimated amount to be amortized for the years ending December 31, 2002, 2003, 2004, 2005 and 2006 is $10.3 million, $9.2 million,
$7.9 million, $6.1 million and $4.8 million, respectively. The following is an analysis of PVFP for the years ended December 31:


                                              1999          2000         2001
                                            ----------    ----------   ----------
                                                       (IN MILLIONS)
         Balance at beginning of year.....    $ 136.8       $ 112.7       $ 96.9
         Amortization.....................      (24.1)        (15.8)       (16.3)
                                            ----------    ----------   ----------
         Balance at end of year...........    $ 112.7       $  96.9        $80.6
                                            ==========    ==========   ==========

Interest accrued on the unamortized PVFP balance for the years ended December 31, 1999, 2000 and 2001 was $8.9 million, $7.3 million and $5.8 million, respectively. Interest is accrued at 7.25% on the whole life business and 5.85% on the universal life business.

In the fourth quarter of 2000, Phoenix's Board of Directors approved management's recommendation to reallocate assets supporting Phoenix's participating life policies. This asset reallocation resulted from (1) the execution of Phoenix's wealth management strategy and the resulting significant change in the composition of new life insurance annualized premiums and (2) a review of assets appropriate for the closed block that would be established if Phoenix reorganized from a mutual life insurance company to a stock life insurance company in 2001. This reallocation impacted the estimated future gross margins used to determine the amortization of DAC for participating policies. Accordingly, the revisions to estimated future gross margins resulted in a $218.2 million charge to earnings ($141.8 million, net of tax).

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

19.      MINORITY INTEREST

Phoenix Life's interests in PFG Holdings are represented by ownership of approximately 67% of the outstanding shares of common stock at December 31, 2001. Earnings and equity attributable to minority stockholders are included in minority interest in the Consolidated Financial Statements.

20.      FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the Consolidated Financial Statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses that utilize current interest rates for similar financial instruments that have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Cash and cash equivalents

The carrying amount of cash and cash equivalents approximates fair value.

Short-term investments

The carrying amount of short-term investments approximates fair value.

Debt securities

Fair values are based on quoted market prices where available or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that reflect interest rates currently being offered with similar terms to borrowers of similar credit quality.

Derivative instruments

Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

Equity securities

Fair values are based on quoted market prices where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

Mortgage loans

Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Policy loans

Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

Venture capital partnerships

Fair value of venture capital partnerships is based on the fair value of these partnerships' underlying investments.

At December 31, 2000, the fair values of the underlying investments were calculated as the closing market prices for investments that were publicly traded. For investments that were not publicly traded, fair value was based on estimated fair value as determined by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information.

At December 31, 2001, for underlying investments that were publicly traded, fair values were calculated using quoted market prices, applying liquidity discounts to these prices in instances where such discounts were applied in the underlying partnerships' financial statements. For investments that were not publicly traded, fair value was based on applying a public industry sector index to roll the value forward each quarter. Fair value also incorporated adjustments to reflect market events reported by the partnerships (e.g., new rounds of financing, initial public offerings and writedowns by the general partners).

Investment contracts

In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate plus 150 basis points was assumed to determine the present value of projected contractual liability payments through final maturity. The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate plus 150 basis points was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

Long-term debt

The fair value of surplus notes is determined based on contractual cash flows discounted at market rates.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Fair value summary

The estimated fair values of the financial instruments as of December 31 were as follows:


                                                      2000                            2001
                                           ----------------------------   ------------------------------
                                             CARRYING         FAIR          CARRYING           FAIR
                                               VALUE          VALUE           VALUE            VALUE
                                           ------------    ------------   -------------    -------------
                                                                  (IN MILLIONS)
         FINANCIAL ASSETS:

         Cash and cash equivalents.....     $    720.0       $   720.0       $   547.9        $   547.9
         Short-term investments........            3.8             3.8             8.5              8.5
         Debt securities...............        8,058.6         8,077.9         9,599.2          9,599.2
         Equity securities.............          335.5           335.5           286.0            286.0
         Mortgage loans................          593.4           573.8           535.8            554.1
         Derivative instruments........             --             9.9            10.9             10.9
         Policy loans..................        2,105.2         2,182.7         2,172.2          2,252.9
         Venture capital partnerships            467.3           467.3           291.7            291.7
                                           ------------    ------------   -------------    -------------
         Total financial assets........     $ 12,283.8       $12,370.9       $13,452.2        $13,551.2
                                           ============    ============   =============    =============
         FINANCIAL LIABILITIES:
         Investment contracts..........     $    759.0       $   758.9       $ 1,413.0        $ 1,419.7
         Long-term debt................          425.1           428.2           175.0            175.0
                                           ------------    ------------   -------------    -------------
         Total financial liabilities...     $  1,184.1       $ 1,187.1       $ 1,588.0        $ 1,594.7
                                           ============    ============   =============    =============

21.      SEPTEMBER 11, 2001

For the year ended December 31, 2001, Phoenix Life received life insurance claims relating to the September 11, 2001 terrorist attacks totaling $11.7 million. Claim costs were $3.7 million, net of reinsurance, of which $2.1 million reduced net income and $1.6 million were funded by the closed block.

22.      COMMITMENTS AND CONTINGENCIES

Litigation. Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 13-- "Discontinued Operations." Phoenix makes off-balance sheet commitments related to venture capital partnerships. As of December 31, 2001, total unfunded capital commitments were $166.8 million.

23.      STATUTORY FINANCIAL INFORMATION

Phoenix Life's insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the Insurance Department of the State of New York ("Insurance Department"), as of December 31, 2000 and 2001. Phoenix Life's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York Insurance Law does not allow the recording of deferred income taxes. Phoenix Life has received approval from the Insurance Department for this practice.

Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are included in surplus rather than debt, post-retirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

PHOENIX LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following reconciles the statutory net income of Phoenix Life as reported to regulatory authorities to the net income reported in these financial statements for the year ended:


                                                                      DECEMBER 31,
                                                         ----------------------------------------
                                                             1999          2000           2001
                                                         -----------    ----------    -----------
                                                                     (IN MILLIONS)
         Statutory net income.......................      $   131.3      $  266.1        $ (13.4)
         DAC, net ..................................          (24.3)       (181.2)          69.7
         Future policy benefits ....................          (27.5)         (2.5)         (18.5)
         Pension and postretirement expenses........           (8.6)         13.2           29.3
         Investment valuation allowances............           15.4         (45.9)        (138.4)
         Interest maintenance reserve...............           (7.2)        (26.1)          13.4
         Deferred income taxes......................            3.9          61.3           52.9
         Other, net.................................            6.2          (1.6)           6.1
                                                         -----------    ----------    -----------
         Net income, as reported....................      $    89.2      $   83.3        $   1.1
                                                         ===========    ==========    ===========

The following reconciles the statutory surplus and asset valuation reserve (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                       DECEMBER 31,
                                                            --------------------------------
                                                                  2000              2001
                                                                      (IN MILLIONS)
                                                            --------------------------------
         Statutory surplus, surplus notes and AVR......      $    1,883.2       $   1,373.2
         DAC, net......................................           1,062.2           1,225.5
         Future policy benefits........................            (536.0)           (701.9)
         Pension and postretirement expenses...........            (173.3)           (166.1)
         Investment valuation allowance................            (405.9)             66.7
         Interest maintenance reserve..................                .5              12.4
         Deferred income taxes.........................             108.5             122.0
         Surplus notes.................................            (161.4)           (163.3)
         Other, net....................................              63.1              63.6
                                                            --------------    --------------
         Equity, as reported...........................      $    1,840.9       $   1,832.1
                                                            ==============    ==============

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance, which replaces the current accounting practices and procedures manual as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The codification provides guidance for areas where statutory accounting has been silent and changes current statutory accounting in some areas, e.g. deferred income taxes are recorded.

The State of Connecticut Insurance Department has adopted the Codification guidance, effective January 1, 2001. The effect of adoption decreased Phoenix Life's statutory surplus by $67.2 million, primarily as a result of impairment of investments and non-admitting investment income in excess of 90 days and non-admitting of certain assets of its subsidiaries.

         PHOENIX LIFE
         INSURANCE COMPANY
         (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.) UNAUDITED FINANCIAL STATEMENTS
         MARCH 31, 2002

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                                TABLE OF CONTENTS

Unaudited Financial Statements:                                                                             PAGE
                                                                                                            ----
Consolidated Balance Sheet as of March 31, 2002 and December 31, 2001...................................... F-48
Consolidated Statement of Income, Comprehensive Income and Stockholder's Equity
for the three months ended March 31, 2002 and 2001......................................................... F-49
Consolidated Condensed Statement of Cash Flows for the three months ended
March 31, 2002 and 2001.................................................................................... F-50
Notes to Unaudited Consolidated Financial Statements....................................................... F-51


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                           CONSOLIDATED BALANCE SHEET
                              (Amounts in millions)
                      MARCH 31, 2002 AND DECEMBER 31, 2001


                                                                          2002                 2001
                                                                    ----------------     ----------------
ASSETS:
Available-for-sale debt securities, at fair value                 $         10,009.6   $          9,599.2
Equity securities, at fair value                                               297.8                286.0
Mortgage loans, at unpaid principal balances                                   522.7                535.8
Real estate, at lower of cost or fair value                                     75.2                 83.1
Venture capital partnerships, at equity in net assets                          290.3                291.7
Affiliate equity and debt securities                                           295.1                330.6
Policy loans, at unpaid principal balances                                   2,162.8              2,172.2
Other investments                                                              275.9                289.7
                                                                    ----------------     ----------------
    Total investments                                                       13,929.4             13,588.3
Cash and cash equivalents                                                      452.8                547.9
Accrued investment income                                                      217.0                203.1
Premiums, accounts and notes receivable                                        214.3                175.1
Reinsurance recoverable balances                                                55.9                 21.4
Deferred policy acquisition costs                                            1,191.8              1,123.7
Premises and equipment                                                         102.5                102.2
Deferred income taxes                                                            6.7                 22.9
Goodwill and other intangible assets                                            22.6                 22.6
Net assets of discontinued operations                                           20.8                 20.8
Other general account assets                                                     6.6                 32.7
Separate account and investment trust assets                                 5,711.2              5,570.0
                                                                    ----------------     ----------------
    Total assets                                                  $         21,931.6   $         21,430.7
                                                                    ================      ===============

LIABILITIES:
Policy liabilities                                                $         13,395.6   $         13,005.0
Policyholder deposit funds                                                     340.5                356.6
Indebtedness                                                                   175.0                175.0
Other general account liabilities                                              497.5                496.0
Separate account and investment trust liabilities                            5,708.0              5,564.9
                                                                    ----------------     ----------------
    Total liabilities                                                       20,116.6             19,597.5
                                                                    ----------------     ----------------

MINORITY INTEREST:
Minority interest in net assets of subsidiaries                                  1.0                  1.1
                                                                    ----------------     ----------------

STOCKHOLDERS' EQUITY:
Common stock, $1,000 par value: 10,000 shares authorized, issued
    and outstanding                                                             10.0                 10.0
Additional paid-in capital                                                   1,712.0              1,712.0
Retained earnings                                                               53.2                 29.0
Accumulated other comprehensive income                                          38.8                 81.1
                                                                    ----------------     ----------------
    Total stockholders' equity                                               1,814.0              1,832.1
                                                                    ----------------     ----------------
    Total liabilities, minority interest and stockholders' equity $         21,931.6   $         21,430.7
                                                                    ================      ===============


        The accompanying notes are an integral part of these consolidated financial statements.


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
 CONSOLIDATED STATEMENT OF INCOME AND COMPREHENSIVE INCOME AND STOCKHOLDERS' EQUITY
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001

                                                                                       2002             2001
                                                                                    ------------     ------------
REVENUES:
Premiums                                                                         $        257.4   $        266.0
Insurance and investment product fees                                                      62.5            145.5
Net investment income                                                                     228.4            168.2
Net realized investment losses                                                            (35.0)           (15.6)
                                                                                    ------------     ------------
    Total revenues                                                                        513.3            564.1
                                                                                    ------------     ------------
BENEFITS AND EXPENSES:
Policy benefits                                                                           333.9            334.1
Policyholder dividends                                                                     74.2            106.3
Policy acquisition cost amortization                                                      (10.9)            35.1
Intangible asset amortization                                                                 -             13.2
Interest expense                                                                            3.0              7.1
Demutualization expenses                                                                      -             10.7
Other operating expenses                                                                   63.0            237.4
                                                                                    ------------     ------------
    Total benefits and expenses                                                           463.2            743.9
                                                                                    ------------     ------------
Income (loss) before income taxes and minority interest                                    50.1           (179.8)
Applicable income tax expense (benefit)                                                    15.5            (69.0)
                                                                                    ------------     ------------
Income (loss) before minority interest                                                     34.6           (110.8)
Minority interest in net income of subsidiaries                                               -             (1.8)
                                                                                    ------------     ------------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGES                               34.6           (112.6)
Cumulative effect of accounting changes:
    Goodwill impairment                                                                   (10.4)               -
    Venture capital partnerships and derivative financial instruments                         -            (44.9)
                                                                                    ------------     ------------
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
                                                                                    ============     ============

COMPREHENSIVE INCOME:
NET INCOME (LOSS)                                                                $         24.2   $       (157.5)
Other comprehensive loss:
    Net unrealized investment losses                                                      (28.6)           (10.9)
    Net unrealized foreign currency translation adjustment and other                      (13.7)            (5.1)
                                                                                    ------------     ------------
        Total other comprehensive loss                                                    (42.3)           (16.0)
                                                                                    ------------     ------------
COMPREHENSIVE LOSS                                                               $        (18.1)  $       (173.5)
                                                                                    ============     ============

STOCKHOLDERS' EQUITY:
STOCKHOLDERS' EQUITY, BEGINNING OF PERIOD                                        $      1,832.1   $      1,840.9
Comprehensive loss                                                                        (18.1)          (173.5)
Other equity adjustments                                                                      -              3.2
                                                                                    ------------     ------------
STOCKHOLDERS' EQUITY, END OF PERIOD                                              $      1,814.0   $      1,670.6
                                                                                    ============     ============


        The accompanying notes are an integral part of these consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
                 CONSOLIDATED CONDENSED STATEMENT OF CASH FLOWS
                              (Amounts in millions)
                   THREE MONTHS ENDED MARCH 31, 2002 AND 2001

                                                                                     2002                 2001
                                                                                ---------------      ---------------
OPERATING ACTIVITIES:
CASH FOR OPERATIONS                                                          $            (3.3)   $           (23.5)
                                                                                ---------------      ---------------

INVESTING ACTIVITIES:
Available-for-sale debt security sales, maturities and repayments                        486.9                365.0
Held-to-maturity debt security maturities and repayments                                     -                 46.1
Equity security sales                                                                     13.1                 39.7
Subsidiary sales                                                                             -                  2.0
Mortgage loan maturities and principal repayments                                         13.3                 24.3
Venture capital partnership distributions                                                  9.2                  9.2
Real estate and other invested assets sales                                               22.2                   .7
Available-for-sale debt security purchases                                              (930.8)              (520.5)
Held-to-maturity debt security purchases                                                     -                (68.9)
Equity security purchases                                                                (13.2)               (23.5)
Subsidiary purchases                                                                         -               (367.2)
Mortgage loan principal disbursements                                                        -                  (.2)
Unconsolidated affiliate and other invested asset purchases                              (20.0)               (12.4)
Venture capital partnership investments                                                  (13.0)               (12.9)
Other continuing operation investing activities, net                                      (6.5)                (6.1)
Policy loan receipts (advances), net                                                       9.4                (16.5)
Premises and equipment additions                                                          (3.7)                (3.9)
                                                                                ---------------      ---------------
CASH FOR CONTINUING OPERATIONS                                                          (433.1)              (545.1)
Cash from discontinued operations                                                         25.4                 16.0
                                                                                ---------------      ---------------
CASH FOR INVESTING ACTIVITIES                                                           (407.7)              (529.1)
                                                                                ---------------      ---------------

FINANCING ACTIVITIES:
Policyholder deposit fund receipts, net                                                  315.9                100.9
Indebtedness proceeds                                                                        -                180.0
Indebtedness repayments                                                                      -               (134.2)
Minority interest distributions                                                              -                 (5.8)
                                                                                ---------------      ---------------

CASH FROM FINANCING ACTIVITIES                                                           315.9                140.9
                                                                                ---------------      ---------------

CASH AND CASH EQUIVALENTS CHANGES                                                        (95.1)              (411.7)
Cash and cash equivalents, beginning of period                                           547.9                720.0
                                                                                ---------------      ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                     $           452.8    $           308.3
                                                                                ===============      ===============


        The accompanying notes are an integral part of these consolidated financial statements.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


1.   DESCRIPTION OF BUSINESS

     Phoenix Life Insurance Company ("Phoenix Life") and its subsidiaries offer a broad range of life insurance and annuity products in the United States of America. Phoenix Life is a wholly-owned subsidiary of The Phoenix Companies, Inc. ("Phoenix"), a publicly traded company. See note 3-"Reorganization and Initial Public Offering."

2.   BASIS OF  PRESENTATION

     The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements.

     In the opinion of management, all adjustments (consisting only of normal recurring accruals) considered necessary for a fair statement have been included. Operating results for the three months ended March 31, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002. These unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements of Phoenix Life for the year ended December 31, 2001.

3.   REORGANIZATION AND INITIAL PUBLIC OFFERING

     On December 18, 2000, the board of directors of Phoenix Home Life Mutual Insurance Company ("Phoenix Mutual") unanimously adopted a plan of reorganization which was amended and restated on January 26, 2001. On June 25, 2001, the effective date of the demutualization, Phoenix Mutual converted from a mutual life insurance company to a stock life insurance company, became a wholly owned subsidiary of Phoenix and changed its name to Phoenix Life Insurance Company. All policyholder membership interests in the mutual company were extinguished on the effective date and eligible policyholders of the mutual company received 56.2 million shares of common stock, $28.8 million of cash and $12.7 million of policy credits as compensation. The demutualization was accounted for as a reorganization. In addition, Phoenix Life established a closed block for the benefit of holders of certain of its individual life insurance policies. The purpose of the closed block is to protect, after demutualization, the reasonable policy dividend expectations of the holders of the policies included in the closed block. The closed block will continue in effect until such date as none of such policies are in force. See note 6, "Closed Block."

     On June 25, 2001, Phoenix closed its IPO, in which 48.8 million shares of common stock were issued at a price of $17.50 per share. Net proceeds from the IPO equaling $807.9 million were contributed to Phoenix Life. On July 24, 2001, Morgan Stanley Dean Witter exercised its right to purchase 1,395,900 shares of the common stock of Phoenix at the IPO price of $17.50 per share less underwriters discount. Net proceeds of $23.2 million were contributed to Phoenix Life.

4.   SUMMARY OF NEW SIGNIFICANT ACCOUNTING POLICIES

     Goodwill and Other Intangible Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard for goodwill and other intangible assets. The standard primarily addresses the accounting for goodwill and intangible assets subsequent to their initial recognition. Under the standard, amortization of goodwill and other intangible assets with indefinite lives recorded in past business combinations is discontinued after 2001 and reporting units must be identified for the purpose of assessing potential future impairments of goodwill. In accordance with the standard, goodwill amortization will not be recognized after 2001.

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS


     The provisions of the standard also apply to equity-method investments. The standard prohibits amortization of the excess of cost over the underlying equity in the net assets of an equity-method investee that is recognized as goodwill.

     The standard also requires that goodwill and indefinite-lived intangible assets be tested at least annually for impairment. Upon adoption of the standard, goodwill and indefinite-lived intangibles were tested for impairment by comparing the fair value to the carrying amount of the asset as of the beginning of 2002. The effect of adopting the standard in 2002 decreased after-tax income by $10.4 million for the three months ended March 31, 2002, primarily due to declines in the market value of the business units previously acquired. The asset write-down related to the impairment charge was applied to affiliate equity, because the related business unit is an equity-method investment. Phoenix Life recognized $4.0 million in goodwill amortization in the first quarter of 2001.

     Impairment of Long-Lived Assets

     Effective January 1, 2002, Phoenix Life adopted a new accounting standard, Accounting for the Impairment or Disposal of Long-Lived Assets. Under the standard, long-lived assets to be sold within one year must be separately identified and carried at the lower of carrying value or fair value less cost to sell.

     Long-lived assets expected to be held longer than one year are subject to depreciation and must be written down to fair value upon impairment. Long-lived assets no longer expected to be sold within one year, such as some foreclosed real estate, must be written down to the lower of current fair value or fair value at the date of foreclosure adjusted to reflect depreciation since acquisition. Upon adoption of the standard, Phoenix Life determined there was no material effect on its results of operations or financial condition.

5.   SIGNIFICANT TRANSACTIONS

     Deferred Policy Acquisition Costs

     In the first quarter of 2002, Phoenix Life refined the mortality assumptions used in the development of estimated gross margins for the traditional participating block of business to reflect favorable experience. This revision resulted in a $22.1 million increase in the deferred acquisition cost balances.

6.   CLOSED BLOCK

     On the date of demutualization, Phoenix Life established a closed block for the benefit of holders of certain individual participating life insurance policies and annuities of Phoenix Life for which Phoenix Life had a dividend scale payable in 2000. See note 14 of Phoenix Life's consolidated financial statements for the year ended December 31, 2001 for more information on the closed block.

     As specified in the plan of reorganization, the allocation of assets for the closed block was made as of December 31, 1999. Consequently, cumulative earnings on the closed block assets and liabilities for the period January 1, 2001 to March 31, 2002 in excess of expected cumulative earnings did not inure to stockholders and have been used to establish a policyholder dividend obligation as of March 31, 2002. The decrease in the policyholder dividend obligation of $64.4 million pre-tax, consists of $26.2 million of pre-tax losses for the period January 1, 2002 to March 31, 2002 and the unrealized losses on assets in the closed block for the period January 1, 2002 to March 31, 2002 of $38.2 million, pre-tax.


                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

    The following sets forth certain summarized financial information relating to the closed block as of March 31, 2002 and December 31, 2001 (in millions):

                                                                                   2002               2001
                                                                              ---------------     --------------
         LIABILITIES:
         Policy liabilities and accruals and policyholder deposit funds     $         9,202.2   $        9,150.2
         Policyholder dividends payable                                                 366.4              357.3
         Policyholder dividend obligation                                               102.8              167.2
         Other closed block liabilities                                                  62.5               57.0
                                                                              ---------------     --------------
         Total closed block liabilities                                               9,733.9            9,731.7
                                                                              ---------------     --------------
         ASSETS:
         Available-for-sale debt securities at fair value                             5,812.0            5,734.2
         Mortgage loans                                                                 380.5              386.5
         Policy loans                                                                 1,399.8            1,407.1
         Deferred income taxes                                                          391.9              392.6
         Investment income due and accrued                                              127.4              125.3
         Net due and deferred premiums                                                   39.5               41.1
         Cash and cash equivalents                                                      162.7              239.7
         Other closed block assets                                                       43.4               14.8
                                                                              ---------------     --------------
         Total closed block assets                                                    8,357.2            8,341.3
         Excess of reported closed block liabilities over closed block assets representing maximum future earnings to be recognized
            from closed block assets and liabilities                       $         1,376.7   $        1,390.4
                                                                            =================    ==============

         CHANGE IN POLICYHOLDER DIVIDEND OBLIGATION:
         Balance at beginning of period                                     $           167.2   $          115.5
         Change during the period                                                       (64.4)              51.7
                                                                              ---------------     --------------
         Balance at end of period                                           $           102.8   $          167.2
                                                                            =================    ==============

The following sets forth certain summarized financial information relating to the closed block for the quarter ended March 31, 2002 (in millions):

         REVENUES:
         Premiums                                                           $           248.7
         Net investment income                                                          138.8
         Realized investment losses, net                                                (36.1)
                                                                              ---------------
         Total revenues                                                                 351.4
                                                                              ---------------
         EXPENSES:
         Benefits to policyholders                                                      253.5
         Other operating costs and expenses                                               2.8
         Change in policyholder dividend obligation                                     (26.2)
         Dividends to policyholders                                                     100.2
                                                                              ---------------
         Total benefits and expenses                                                    330.3
                                                                              ---------------
         Contribution from the closed block, before income taxes                         21.1
         Income tax expense                                                               7.4
                                                                              ---------------
         Contributions from closed block, after income taxes                $            13.7
                                                                            =================

7.   DISCONTINUED REINSURANCE OPERATIONS

     In 1999, Phoenix Life exited its reinsurance operations through a combination of sale, reinsurance and placement of certain components into run-off. The reinsurance segment consisted primarily of individual life reinsurance operations as well as group accident and health reinsurance business. Phoenix Life placed the retained group

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     accident and health reinsurance business into run-off. Phoenix Life adopted a formal plan to stop writing new contracts covering these risks and end the existing contracts as soon as those contracts would permit. However, Phoenix Life remained liable for claims under those contracts.

     Phoenix Life has reviewed its estimates of future losses related to the group accident and health reinsurance business as well as future expenses associated with managing the run-off. Based on the most recent information available, Phoenix Life did not recognize any additional reserve provisions during the first three months of 2002.

     Phoenix Life's reserves and aggregate excess of loss reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix Life expects to pay claims out of existing estimated reserves for up to ten years as the level of business diminishes.

     A significant portion of the claims arising from the discontinued group accident and health reinsurance business arises from the activities of Unicover Managers, Inc. ("Unicover"). Unicover organized and managed a group, or pool, of insurance companies ("Unicover pool") and certain other facilities, which reinsured the life and health insurance components of workers' compensation insurance policies issued by various property and casualty insurance companies. Phoenix Life was a member of the Unicover pool. Phoenix Life terminated its participation in the Unicover pool effective March 1, 1999.

     Phoenix Life is involved in disputes relating to the activities of Unicover. Under Unicover's underwriting authority, the Unicover pool and Unicover facilities wrote a dollar amount of reinsurance coverage that was many times greater than originally estimated. As a member of the Unicover pool, Phoenix Life is involved in several disputes in which the pool members assert that they can deny coverage to certain insurers that claim that they purchased reinsurance coverage from the pool.

     Further, Phoenix Life was, along with Sun Life Assurance of Canada ("Sun Life") and Cologne Life Reinsurance Company ("Cologne Life"), a retrocessionaire (meaning a reinsurer of other reinsurers) of the Unicover pool and two other Unicover facilities, providing the pool and facility members with reinsurance of the risks that the pool and facility members had assumed. In September 1999, Phoenix Life joined an arbitration proceeding that Sun Life had begun against the members of the Unicover pool and the Unicover facilities. In this arbitration, Phoenix Life and Sun Life sought to cancel their retrocession agreement on the grounds that material misstatements and nondisclosures were made to them about, among other things, the amount of risks they would be reinsuring. The arbitration proceedings are ongoing only with respect to the Unicover pool, because Phoenix Life, Sun Life and Cologne Life reached settlement with the two Unicover facilities in the first quarter of 2000.

     In its capacity as a retrocessionaire of the Unicover business, Phoenix Life had an extensive program of its own reinsurance in place to protect it from financial exposure to the risks it had assumed. Currently, Phoenix Life is involved in separate arbitration proceedings with certain of its own retrocessionaires which are seeking on various grounds to avoid paying any amounts to Phoenix Life. Most of these proceedings remain in their preliminary phases. Because the same retrocession program that covers Phoenix Life's Unicover business covers a significant portion of its other remaining group accident and health reinsurance business, Phoenix Life could have additional material losses if one or more of its retrocessionaires successfully avoids its obligations.

     A second set of disputes involves personal accident business that was reinsured in the London reinsurance market in the mid-1990s in which Phoenix Life participated. The disputes involve multiple layers of reinsurance, and allegations that the reinsurance program created by the brokers involved in placing those layers was interrelated and devised to disproportionately pass losses to a top layer of reinsurers. Many companies who participated in this business are involved in arbitrations in which those top layer companies are attempting to avoid their obligations on the basis of misrepresentation. Because of the complexity of the disputes and the reinsurance arrangements, many of these companies are currently participating in negotiations of the disputes for certain contract years, and Phoenix Life believes that similar discussions will follow for the remaining years. Although Phoenix Life is

                         PHOENIX LIFE INSURANCE COMPANY
           (A WHOLLY-OWNED SUBSIDIARY OF THE PHOENIX COMPANIES, INC.)
            NOTES TO THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

     vigorously defending its contractual rights, Phoenix Life is actively involved in the attempt to reach negotiated business solutions.

     Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long-term development of net claims payments, the estimated amount of the loss on disposal of reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, that future developments will not have a material effect on Phoenix Life's consolidated financial position.

     The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $20.7 million and $20.8 million as of March 31, 2002 and December 31, 2001, respectively.

     There were no discontinued reinsurance operating results for the three months ended March 31, 2002 and 2001 because the operations were discontinued prior to January 1, 2001.

8.   COMMITMENTS AND CONTINGENCIES

     Certain group accident and health reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. See note 7, "Discontinued Operations."

     Phoenix Life makes off-balance sheet commitments related to venture capital partnerships. As of March 31, 2002, total unfunded capital commitments were $162.0 million.

APPENDIX A
--------------------------------------------------------------------------------
PERFORMANCE HISTORY

THESE RATES OF RETURN SHOWN ARE NOT AN ESTIMATE NOR A GUARANTEE OF FUTURE PERFORMANCE. THE PERFORMANCE HISTORY SHOWN IS SOLELY FOR THE UNDERLYING INVESTMENT PORTFOLIOS. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER YOUR POLICY BECAUSE THEY DO NOT ACCOUNT FOR ANY OF THE CHARGES AND DEDUCTIONS THAT APPLY TO YOUR POLICY VALUE. (SEE "CHARGES AND DEDUCTIONS").

Yield of the Phoenix-Goodwin Money Market Series. We calculate the yield of the Phoenix-Goodwin Money Market Series for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the subaccount. We carry results to the nearest hundredth of one percent.

     Example Calculation:

     The following example of a return/yield calculation for the Phoenix-Goodwin Money Market Series is based on the 7-day period ending December 31, 2001

     Value of hypothetical pre-existing account with exactly one
       unit at the beginning of the period:.....................   $1.000000
     Value of the same account (excluding capital changes) at the
       end of the 7-day period:.................................    1.000337
     Calculation:
       Ending account value ....................................    1.000337
       Less beginning account value ............................    1.000000
       Net change in account value .............................    0.000337
     Base period return:
       (adjusted change/beginning account value) ...............    0.000337
     Current annual yield = return x (365/7) = .................       1.76%
     Effective annual yield = [(1 + return)(365/7)] - 1 = ......       1.77%

The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Account level.

We will usually advertise the average annual total return for a subaccount calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.

Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. IF THESE CHARGES WERE REFLECTED IN THESE RETURNS, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER THAN SHOWN. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable product charges deducted, including the cost of insurance.

Since subaccount performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit.

You may obtain a copy of the most up-to-date performance numbers for the previous month from your registered representative.

---------------------------------------------------------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
    SERIES                                           INCEPTION                                                       SINCE
                                                        DATE          1 YEAR     3 YEARS   5 YEARS     10 YEARS    INCEPTION
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                 05/01/90       -24.04%      -6.09%     3.49%       6.43%         6.35%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series                      09/17/96         1.02%       8.63%    -3.71%       N/A          -3.48%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-AIM Mid-Cap Equity Series                     10/29/01         N/A         N/A       N/A         N/A           6.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Alliance/Bernstein Growth + Value Series      10/29/01         N/A         N/A       N/A         N/A           7.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Dow 30 Series                        12/15/99        -5.98%       N/A       N/A         N/A          -4.49%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Deutsche Nasdaq-100 Index(R) Series           08/15/00       -33.06%       N/A       N/A         N/A         -46.43%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series   05/01/95         6.62%      13.48%     7.04%       N/A          12.57%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series                12/31/82       -34.57%     -11.31%     1.89%       8.05%        13.79%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Small & Mid-Cap Growth Series        08/15/00       -26.73%       N/A       N/A         N/A         -29.20%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series         12/15/99         5.01%       N/A       N/A         N/A          10.59%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series                   10/08/82         3.82%       4.89%     4.99%       4.60%         6.11%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series      12/31/82         6.09%       6.01%     4.87%       7.83%         9.37%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series                 03/02/98       -17.96%      10.48%     N/A         N/A          11.03%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series    07/14/97       -11.90%      -2.50%     N/A         N/A           5.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series                  12/15/99         7.24%       N/A       N/A         N/A           6.69%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series                           12/15/99       -23.83%       N/A       N/A         N/A         -14.99%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Growth Stock Series             10/29/01         N/A         N/A       N/A         N/A           6.89%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Investors Trust Series                    10/29/01         N/A         N/A       N/A         N/A           4.25%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-MFS Value Series                              10/29/01         N/A         N/A       N/A         N/A           5.73%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth & Income Series               03/02/98        -8.17%       0.12%     N/A         N/A           5.07%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series          09/17/84         1.87%       4.47%    10.71%      10.01%        12.04%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Global Value Series         11/20/00        -6.84%       N/A       N/A         N/A          -2.51%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series        03/02/98        22.98%       8.85%     N/A         N/A           3.55%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series      11/20/00        15.76%       N/A       N/A         N/A          20.65%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series                  03/02/98       -25.28%       7.37%     N/A         N/A          11.29%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series                 01/29/96       -27.36%      -0.10%    11.07%       N/A          11.09%
---------------------------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Focus Equity Series                12/15/99       -15.09%       N/A       N/A         N/A         -11.22%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                    05/05/93       -23.28%      -0.39%     6.01%       N/A          11.74%
---------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                          05/05/93       -12.56%      -1.03%     9.69%       N/A          13.40%
---------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio             01/25/95       -15.93%       4.01%    16.27%       N/A          22.77%
---------------------------------------------------------------------------------------------------------------------------------
Federated Fund For U.S. Government Securities II      03/28/94         7.03%       5.70%     6.66%       N/A           6.28%
---------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                    03/01/94         1.38%      -1.91%     1.98%       N/A           4.97%
---------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio                           11/03/97       -12.37%       0.49%     N/A         N/A           6.80%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Opportunities Portfolio                    11/03/97       -14.44%      -9.62%     N/A         N/A          -1.04%
---------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio                                  11/03/97       -17.72%       0.15%     N/A         N/A           8.54%
---------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund -- Class 2              11/08/96         7.04%      11.25%    10.05%       N/A          10.47%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund --       09/27/96        -8.09%      -1.44%   -11.80%       N/A         -11.03%
Class 2
---------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund -- Class 2          05/11/92       -15.99%       0.36%     4.61%       N/A           9.52%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund-- Class 2      11/28/88        -9.95%       3.36%     6.20%       9.91%         9.82%
---------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund -- Class 2           03/15/94        -1.30%       6.57%     8.30%       N/A           9.88%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT EAFE(R) Equity Index Fund                 08/22/97       -24.69%      -7.12%     N/A         N/A          -2.14%
---------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Equity 500 Index Fund                     10/01/97       -13.00%      -1.67%     N/A         N/A           5.32%
---------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio                                  11/30/99       -48.83%       N/A       N/A         N/A         -29.36%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty                                  02/01/99       -26.61%       N/A       N/A         N/A          10.24%
---------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap                        05/01/95       -21.27%       8.76%     8.08%       N/A          15.53%
---------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty                                         02/01/99         9.09%       N/A       N/A         N/A          17.60%
---------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Smaller Companies                         05/01/95        11.39%       8.56%    12.47%       N/A          18.34%
---------------------------------------------------------------------------------------------------------------------------------

We may include information about series' or advisor's investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series' portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series' total return. A fund may also advertise performance by dividing returns into equity and debt components. A series may compare its equity or bond returns to any of a number of well-known benchmarks of market performance; including, but not limited to:

The Dow Jones Industrial AverageSM                Salomon Brothers Corporate Index           The Standard & Poor's 500 Index
First Boston High Yield Index                     Salomon Brothers Government Bond           (S&P 500)
                                                   Index

Each subaccount may include its yield and total return in advertisements or communications with current or prospective contract owners. Each subaccount may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:

Lipper Analytical Services                        Morningstar, Inc.                          Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:

Barrons                                           Consumer Reports                           The New York Times
Business Week                                     Investor's Business Daily                  Personal Investor
Changing Times                                    Financial Planning                         Registered Representative
Forbes                                            Financial Services Weekly                  U.S. News and World Report
Fortune                                           Money                                      The Wall Street Journal

The total return and yield may be used to compare the performance of the subaccounts with certain commonly used standards for stock and bond market performance. Such indexes include, but are not limited to:

The Dow Jones Industrial Average(SM)              Salomon Brothers Corporate Index           The S&P 500
First Boston High Yield Index                     Salomon Brothers Government Bond
                                                   Index

The Dow Jones Industrial Average(SM) (DJIA(SM)) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA(SM) are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA(SM).

The S&P 500 is a market-value weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average(SM)) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

The funds' annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting VULA at the address and telephone number on the first page of this prospectus.

APPENDIX B

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------
The following is a list of terms and their meanings when used in this prospectus.

ACCOUNT: Phoenix Life Variable Universal Life Account, a separate account of the company.

ATTAINED AGE: The age of the insured on the birthday nearest the most recent policy anniversary.

BENEFICIARY: The person or persons specified by the policyowner as entitled to receive the death benefits under a policy.

CASH SURRENDER VALUE: The policy value less any surrender charge that would apply on the date of surrender and less any debt.

DEATH BENEFIT GUARANTEE: An additional benefit rider available with the policy that guarantees a death benefit equal to the initial face amount or the face amount as later increased or decreased, provided that minimum required premiums are paid. See "Additional Rider Benefits."

DEBT: Outstanding loans against a policy, plus accrued interest.

GENERAL ACCOUNT: The general asset account of Phoenix.

GUARANTEED INTEREST ACCOUNT (GIA): An investment option under which premium payment amounts are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a policy is in effect and the insured's life remains insured.

INSURED: The person upon whose life the policy is issued.

ISSUE PREMIUM: The premium payment made in connection with issuing the policy.

MINIMUM REQUIRED PREMIUM: The required premium as specified in the policy. An increase or decrease in the face amount of the policy will change the minimum required premium amount.

MONTHLY CALCULATION DAY: The first monthly calculation day is the same day as the policy date. Subsequent monthly calculation days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the monthly calculation day.

NET ASSET VALUE: The worth of one share of a series of a fund at the end of a valuation period. Net asset value is computed by adding the value of a series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The valuation date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next valuation date.

PHOENIX (COMPANY, OUR, US, WE): Phoenix Life Insurance Company.

PLANNED ANNUAL PREMIUM: The premium amount that the policyowner agrees to pay each policy year. It must be at least equal to the minimum required premium for the face amount of insurance selected but may be no greater than the maximum premium allowed for the face amount selected.

POLICY ANNIVERSARY: Each anniversary of the policy date.

POLICY DATE: The policy date as shown on the schedule page of the policy. It is the date from which we measure policy years and policy anniversaries.

POLICY MONTH: The period from one monthly calculation day up to, but not including, the next monthly calculation day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a policy.

POLICY VALUE: The sum of a policy's share in the values of each subaccount of the Account plus the policy's share in the values of the Guaranteed Interest Account.

POLICY YEAR: The first policy year is the 1-year period from the policy date up to, but not including, the first policy anniversary. Each succeeding policy year is the 1-year period from the policy anniversary up to, but not including, the next policy anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to subaccounts on a pro rata basis are allocated by increasing or decreasing a policy's share in the value of the affected subaccounts and Guaranteed Interest Account so that such shares maintain the same ratio to each other before and after the allocation.

SERIES: A separate investment portfolio of the fund.

SUBACCOUNTS: Accounts within the Account to which nonloaned assets under a policy are allocated.

UNIT: A standard of measurement used to set the value of a policy. The value of a unit for each subaccount will reflect the investment performance of that subaccount and will vary in dollar amount.

VALUATION DATE: For any subaccount, each date on which we calculate the net asset value of a fund.

VALUATION PERIOD: For any subaccount, the period in days from the end of one valuation date through the next.

VPMO: Variable Products Mail Operations division of Phoenix that receives and processes incoming mail for VULA.

VULA: Variable and Universal Life Administration.

                           PART II. OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

    Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article VI Section 6.1 of the By-laws of the Company provides that "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person, or such person's testator or intestate:

    (1) is or was a Director, officer or employees of the Company; or

    (2) serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and at the time of such services, was a Director, officer or employee of the Company.

    against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with or as a result of such action, proceeding or investigation, or any appeal therein."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    REPRESENTATION PURSUANT TO SECTION 26(E)(2)(4) UNDER THE INVESTMENT COMPANY ACT OF 1940.

    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

    The facing sheet.


    The Prospectus describing Depositor's Policy Form 2667 and riders thereto (Flex Edge).

    The Prospectus describing Depositor's Policy Forms V601 and V603 and riders thereto (Joint Edge and Flex Edge Success).

    The Prospectus describing Depositor's Policy Form V603(PIE) and riders thereto (Phoenix Individual Edge).


    The undertaking to file reports.

    The Rule 484 undertaking.

    Representations Description and Undertaking Pursuant to Paragraph
    (b)(13)(iii)(F) of Rule 6e-3(T) under the Investment Company Act of 1940.

    The signature page.

    Written consents of the following:

         (a)   Richard J. Wirth, Esq.

         (b)   PricewaterhouseCoopers LLP

         (c)   Paul M. Fischer, FSA, CLU, ChFC

         (d)   Brian A. Giantonio, Esq., CPA

    The following exhibits:

    1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

    A.   (1)   Resolution of the Board of Directors of Phoenix Mutual
               establishing the Account filed with registrant's Registration
               Statement on July 21, 1988 and filed via Edgar with Post-Effective Amendment No. 15 on April 30, 1998, is incorporated herein by reference [Accession Number
               0000949377-98-000071].

         (2)   Not Applicable.

         (3)   Distribution of Policies:

               (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated December 31, 1996 filed via Edgar with registrant's Post-Effective Amendment No. 15 on April 30, 1998 is incorporated herein by reference [Accession Number 0000949377-98-000071].

               (b) Form of Broker-Dealer Supervisory Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies filed via Edgar with registrant's Post-Effective Amendment No. 15 on April 30, 1998 is incorporated herein by reference [Accession Number 0000949377-98-000071].

               (c)  Not Applicable.

         (4)   Not Applicable.

         (5)   Specimen Policies with optional riders.

               (a) Flex Edge--Flexible Premium Variable Universal Life Insurance Policy Form Number 2667 of Depositor, together with Amendment Permitting Face Amount Increases VR01, Death Benefit Protection Rider VR02, Variable Life Policy Exchange Option Rider VR08, Death Benefit Option - Policy Amendment VR23, Temporary Money Market Allocation Amendment VR130, Accidental Death Benefit Rider VR147, Disability Payment of Specified Annual Premium Amount Rider VR148, Death Benefit Options - Policy Amendment VR149, Additional Purchase Option Rider VR150, and Accelerated Living Benefit Rider VR162 is incorporated by reference to registrant's Post-Effective Amendment No. 12 filed via EDGAR on February 13, 1996, [Accession Number 0000950146-96-000216].

               (b) Joint Edge--Flexible Premium Joint Variable Universal Life Policy Form Number V601 of Depositor, together with Temporary Money Market Allocation Amendment VR130, Survivor Insurance Purchase

                    Option Rider VR03, Variable Joint Life Policy Exchange Option Rider VR04, Disability Benefit to Age 65 Rider VR05, and Term Insurance Rider VR06 filed via Edgar with registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference [Accession Number 0000950146-96-000216].

               (c) Flex Edge Success--Flexible Premium Variable Universal Life Insurance Policy Form Number V603 of Depositor, together with Temporary Money Market Allocation Amendment VR130, Accidental Death Benefit Rider VR147, Disability Payment of Specified Annual Premium Amount Rider VR148, Purchase Protector Rider VR150, Living Benefit Rider VR162, Whole Life Exchange Option Rider VR08, Cash Value Accumulation Test Rider VR11 and Death Benefit Protection Rider VR14 filed via Edgar with registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference [Accession Number 0000950146-96-000216].

               (d) Phoenix Individual Edge--Flexible Premium Variable Universal Life Insurance Policy Form Number V603(PIE) of Depositor, together with Policy Term Rider VR33, filed via Edgar with registrant's Post-Effective Amendment No. 17 on July 27, 1999 and is incorporated herein by reference [Accession Number 0000949377-99-000250].

         (6)   (a)  Charter of Phoenix Home Life filed via Edgar with
                    registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference [Accession Number 0000950146-96-000216].

               (b) By-laws of Phoenix Home Life filed via Edgar with registrant's Post-Effective Amendment No. 12 on February 13, 1996, is incorporated herein by reference [Accession Number 0000950146-96-000216].

         (7)   Not Applicable.

         (8)   Not Applicable.

         (9)   (a)  Forms of Application for each of Flex Edge, Joint Edge and Flex Edge Success filed via Edgar with registrant's Post-Effective Amendment No. 13 on April 26, 1996, are incorporated herein by reference.

               (b) Form of Application for Phoenix Individual Edge, filed via Edgar with registrant's Post-Effective Amendment No. 17 on July 27, 1999, is incorporated herein by reference [Accession Number 0000949377-99-000250].

               (c)  Participation Agreements:

                    (1) Participation Agreement between Phoenix Home Life Mutual Insurance Company and Franklin Templeton Distributors, Inc.

                    (2) Participation Agreement(s) between Phoenix Home Life Mutual Insurance Company and Wanger Advisors Trust

                    (3) Participation agreement between Phoenix Home Life Mutual Insurance Company, Insurance Series, and Federated Securities Corp.

                    (4) Participation agreement between Phoenix Home Life Mutual Insurance Company, Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc.

                    (5) Participation agreement between Phoenix Home Life Mutual Insurance Company, Morgan Stanley Dean Witter Universal Funds, Inc., Miller Anderson & Sherrerd, LLP and Morgan Stanley Dean Witter Investment Management, Inc.

                    (6) Participation agreement between Phoenix Home Life Mutual Insurance Company, The Alger American Fund and Fred Alger & Company, Incorporated.

                    (7) Participation agreement between Phoenix Home Life Mutual Insurance Company, Variable Insurance Products Fund and Fidelity Distributors Corporation.

                    (8) Participation agreement between Phoenix Home Life Mutual Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc.

         (10)  Not Applicable

         (11)  Codes of Ethics:


               (a)  Amended and Restated Code of Ethics: Phoenix Funds, Phoenix
                    - Duff & Phelps Institutional Mutual Funds, Phoenix-Aberdeen Series Fund, Phoenix - Engemann Funds, Phoenix-Seneca Funds, Phoenix-Zweig Funds, dated May 31, 2001, is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 30, 2002, [Accession Number 0000949377-02-000233]

               (b) Amended and Restated Code of Ethics: The Phoenix Edge Series Fund, Phoenix Variable Advisors, Inc., Phoenix-Aberdeen International Advisors, LLC, is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 30, 2002. [Accession Number 0000949377-02-000233].

               (c) Principles of Ethical Market Conduct, is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 30, 2002. [Accession Number 0000949377-02-000233].

               (d) Code of Ethics for Subsidiary Relationships and Transactions, is incorporated by reference to Registrant's Edgar filing on form S-6 (File No. 033-06793) on April 30, 2002. [Accession Number 0000949377-02-000233].

         (12) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to fixed benefit policies filed via Edgar with Registrant's Post-Effective Amendment No. 15 (File No. 033-23251) on April 30, 1998 is incorporated herein by reference [Accession Number 0000949377-98-000071].

         (13) Illustrations of Death Benefits, Policy Values ("Account Values") and Cash Surrender Values are incorporated by reference to Registrant's post-effective amendment No. 20 filed on March 30, 2001 [Accession No. 000949377-01-000197].

    2.   Opinion of Counsel, see Exhibits 6 and 8

    3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

    4.   Not Applicable


    5.   Consent of Independent Accountant.

    6.   Opinion and Consent Counsel.

    7. Opinion and Consent of Paul M. Fischer, FSA, CLU, ChFC as to the consistency of illustrations are incorporated by reference to Registrant's post-effective amendment No. 20 filed on March 30, 2001 [Accession No. 000949377-01-000197].

    8.   Opinion and Consent of Counsel.

    9.   Powers of Attorney.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Life Variable Universal Life Account certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 9th day of August, 2002.



                             PHOENIX LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                         -------------------------------------------------------
                                             (Registrant)

                    By:             PHOENIX LIFE INSURANCE COMPANY
                         -------------------------------------------------------
                                              (Depositor)

                    By:
                         -------------------------------------------------------
                                      *Dona D. Young, President


    ATTEST:               /s/John H. Beers
             -------------------------------------------
                 John H. Beers, Assistant Secretary



    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 9th day of August, 2002.


                SIGNATURE                     TITLE
                ---------                     -----

                                              Director
 ---------------------------------------
             *Sal H. Alfiero

                                              Director
 ---------------------------------------
             *J. Carter Bacot

                                              Director
 ---------------------------------------
             *Peter C. Browning

                                              Director
 ---------------------------------------
             *Arthur P. Byrne

                                              Director
 ---------------------------------------
             *Sanford Cloud, Jr.

                                              Director
 ---------------------------------------
             *Richard N. Cooper

                                              Director
 ---------------------------------------
             *Gordon J. Davis

                                             Chairman of the Board,
 ---------------------------------------     Chief Executive Officer
           *Robert W. Fiondella

                SIGNATURE                     TITLE
                ---------                     -----

                                              Director
 ---------------------------------------
           *Ann Maynard Gray

                                              Director
 ---------------------------------------
            *John E. Haire

                                              Director
 ---------------------------------------
            *Jerry J. Jasinowski

                                              Director
 ---------------------------------------
            *Thomas S. Johnson

                                              Director
 ---------------------------------------
            *John W. Johnstone

                                              Director
 ---------------------------------------
           *Marilyn E. LaMarche

                                              Director
 ---------------------------------------
         *Philip R. McLoughlin

                                              Director
 ---------------------------------------
            *Robert F. Vizza

                                              Director
 ---------------------------------------
           *Robert G. Wilson




                                              Director, President and Chief
 ---------------------------------------      Operating Officer
             Dona D. Young



By: /s/ Richard J. Wirth
   ---------------------------------------------
*Richard J. Wirth as Attorney-in-Fact pursuant to Powers of Attorney, as
Exhibit 9 to this Registration.






                                       S-2